UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

GLOBAL CONSUMER ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, DATED FEBRUARY 9, 2022 — SUBJECT TO COMPLETION
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
OF
GLOBAL CONSUMER ACQUISITION CORP.
Proxy Statement dated [•], 2022 and first mailed to stockholders on or about [•], 2022.
Dear Stockholders:
You are cordially invited to attend the special meeting of the stockholders (the “Meeting”) of Global Consumer Acquisition Corp. (“GACQ”), which will be held at 11:00 a.m., Eastern time, on [•], 2022. Due to the public health concerns relating to the coronavirus pandemic, and our concerns about protecting the health and well-being of our stockholders, the board of directors of GACQ (the “GACQ Board”) has determined to convene and conduct the Meeting in a virtual meeting format at http://www.cstproxy.com/ [•]. Stockholders will NOT be able to attend the Meeting in person. This proxy statement includes instructions on how to access the virtual Meeting and how to listen and vote from home or any remote location with Internet connectivity.
GACQ is a Delaware blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (each, a “target business” and collectively, the “target businesses”).
On December 13, 2021, GACQ entered into a Stock Purchase Agreement (the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”). Pursuant to the terms of the Luminex SPA, a business combination between GACQ and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”). Also on December 13, 2021, GACQ entered into a Stock Purchase Agreement (the “GP Global SPA”) by and among Global Consumer, TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”). Pursuant to the terms of the GP Global SPA, a business combination between Global Consumer and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”).
The holders of common stock, $0.0001 par value, of GACQ (“GACQ Common Stock”) will be asked to approve, among other things, (i) the Luminex Stock Acquisition, (ii) the GP Global Stock Acquisition, and (iii) the other related proposals. The consummation of the Luminex Stock Acquisition is not conditioned on the consummation of the GP Global Stock Acquisition. However, the GP Global Stock Acquisition is conditioned on the consummation of the Luminex Stock Acquisition. The Luminex Stock Acquisition and the GP Global Stock Acquisition are together referred to in this proxy statement as the “Stock Acquisitions” and the Luminex SPA and the GP Global SPA are together referred to in this proxy statement as the “Acquisition Agreements.”
GACQ intends to consummate the Stock Acquisitions simultaneously, each a “Business Combination” and collectively, the “Business Combinations”). In addition, in connection with the consummation of the Business Combinations, GACQ will be renamed “Ascense Brands Inc.” The combined company following the consummation of the Business Combinations is referred to in this proxy statement as the “Combined Company.”
At the Meeting, GACQ’s stockholders will be asked to consider and vote upon the following proposals, which GACQ refers to herein as the “Proposals”:
•
Proposal 1 — The Luminex Business Combination Proposal — to consider and vote, assuming the Charter Proposal (as defined below) is approved and adopted, upon a proposal to approve the transactions contemplated under the Luminex SPA (such proposal, the “Luminex Business Combination Proposal”). A copy of the Luminex SPA is attached to this proxy statement as Annex A;

•
Proposal 2 — The GP Global Business Combination Proposal — to consider and vote, assuming the Charter Proposal is approved and adopted, upon a proposal to approve the transactions contemplated under the GP Global SPA (such proposal, the “GP Global Business Combination Proposal”). A copy of the GP Global SPA is attached to this proxy statement as Annex B;

•
Proposal 3 — The Charter Proposal — to consider and vote, assuming that the Luminex Business Combination Proposal is approved and adopted, upon a proposal to approve the proposed Second Amended and Restated Certificate of Incorporation of GACQ, a copy of which is attached to this proxy statement as Annex C (the “Proposed Charter,” and such proposal, the “Charter Proposal”);

•
Proposal 4 — The Advisory Charter Proposals — to approve and adopt, on a non-binding advisory basis, the following material differences between the Proposed Charter and GACQ’s amended and restated certificate of incorporation in effect as of the date of this proxy statement (the “Current Charter”), which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as separate sub-proposals (which we refer to, collectively, as the “Advisory Charter Proposals”):

(i)
Name of the Combined Company — change the name of the Combined Company following the consummation of the Business Combination to “Ascense Brands Inc.”;

(ii)
Removal of Blank Check Company Provisions — remove various provisions applicable only to blank check companies;

(iii)
Authorized Shares of Combined Company’s Preferred Stock — authorize a total of 10,000,000 shares of the Combined Company’s preferred stock; and

(iv)
Director Removal — provide for the removal of directors for cause only by affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors.

(v)
Business Combinations — provide that the Combined Company elects not to be governed by Section 203 of the Delaware General Corporation Law, but the Proposed Charter will provide that the Combined Company shall not engage in any business combination with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder, subject to certain conditions.

•
Proposal 5 — The Nasdaq Proposal — to consider and vote upon a proposal to approve the issuance of more than 20% of the issued and outstanding shares of GACQ Common Stock in connection with the issuance of a maximum of 14,300,000 shares of GACQ Common Stock (subject to adjustment as described elsewhere herein) pursuant to the terms of the GP Global SPA, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b ) (such proposal, the “Nasdaq Proposal”);

•
Proposal 6 — The Directors Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to elect, effective as of the consummation of the Business Combinations, a total of five directors to serve on the board of directors of the Combined Company (such proposal, the “Directors Proposal”);

•
Proposal 7 — The Incentive Plan Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to approve the Ascense Brands Inc. 2022 Omnibus Incentive Plan, a copy of which is attached to this proxy statement as Annex D, in connection with the Business Combinations (the “Equity Incentive Plan,” and such proposal, the “Incentive Plan Proposal”); and

•
Proposal 8 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Proposals (such proposal, the “Adjournment Proposal”).

Each of these proposals is more fully described in this proxy statement, which GACQ encourages you to read carefully in its entirety before voting. After careful consideration, (i) the GACQ Board has unanimously approved the Luminex SPA and unanimously recommends that GACQ’s stockholders vote “FOR” approval of the Luminex Business Combination Proposal and (ii) the disinterested members of the GACQ Board have unanimously approved the GP Global SPA and unanimously recommend that GACQ’s stockholders vote “FOR” approval of the GP Global Business Combination Proposal. The consummation of the Luminex Stock Acquisition is not conditioned on the consummation of the GP Global Stock Acquisition. However, the GP Global Stock Acquisition is conditioned on the consummation of the Luminex Stock Acquisition. If the GP Global Stock Acquisition is not approved by GACQ’s stockholders, GACQ will proceed with the consummation of the Luminex Stock Acquisition, if it has been approved. However, if the Luminex Stock Acquisition is not approved by GACQ’s stockholders, GACQ will not proceed with the consummation of the GP Global Stock Acquisition. It is important for you to note that, in the event neither Business Combination Proposal is approved, GACQ will not consummate a Business Combination. If GACQ does not consummate a Business Combination and fails to consummate an initial business combination by June 11, 2022, (unless such date is extended as provided in the Current Charter), GACQ will be required to dissolve and liquidate as soon as reasonably practicable, unless GACQ seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated.
Only holders of record of GACQ Common Stock at the close of business on [•], 2022 are entitled to notice of the Meeting and to vote and have their votes counted at the Meeting and any adjournments or postponements thereof.
When you consider the GACQ Board’s recommendation with respect to these proposals, you should keep in mind that GACQ’s directors and officers have interests in the Business Combinations that may conflict with or differ from your interests as a stockholder. See “Proposal 1 — The Luminex Business Combination Proposal — Interests of Certain Persons in the Business Combination” and “Proposal 2 — The GP Global Business Combination Proposal — Interests of Certain Persons in the Business Combination.”
Due to his position as the sole owner of GP Global Seller, which is the 100% owner of GP Global, Mr. Gautham Pai, Co-Chairman of the board of GACQ and a member of the Sponsor, recused himself from both the board discussion and the board vote regarding the GP Global Business Combination. After careful consideration, the disinterested members of the board of directors of GACQ have unanimously approved and adopted the GP Global SPA and the transactions contemplated therein and unanimously recommend that the GACQ stockholders vote “FOR” adoption and approval of the GP Global Business Combination Proposal. All members of the board of directors of GACQ unanimously approved and adopted the Luminex SPA and the transactions contemplated therein, and unanimously recommend that the GACQ stockholders vote “FOR” adoption and approval of the Luminex Business Combination Proposal, “FOR” the Charter Proposal, “FOR” the Advisory Charter Proposals,” “FOR” the Directors Proposal, “FOR” the Nasdaq Proposal, “FOR” the Incentive Plan Proposal and “FOR” the Adjournment Proposal, if presented.
On [•], 2022, the record date for the Meeting, the last sale price of GACQ Common Stock was $[•]. Each redemption of shares of GACQ Common Stock by holders of the Public Shares (as defined below) will decrease the amount in the Trust Account (as defined below), which held total assets of approximately $184 million as of February 9, 2022. In no event will GACQ redeem shares of GACQ Common Stock in an amount that would result in GACQ’s failure to have net tangible assets equaling or exceeding $5,000,001 (in order that GACQ will remain not subject to the “penny stock” rules of the Securities and Exchange Commission). Unless otherwise specified, the information in this proxy statement assumes that none of the holders of the Public Shares exercise their redemption rights with respect to their shares of Common Stock.
Pursuant to GACQ’s Current Charter, a holder of the Public Shares may demand that GACQ redeem such holder’s Public Shares for cash if a business combination is consummated. Holders of the Public Shares will be entitled to receive cash for their Public Shares only if they demand that GACQ redeem their Public Shares for cash no later than the second business day prior to the originally scheduled vote on the Business Combination Proposals by delivering their Public Shares to GACQ’s transfer agent prior to the vote at the Meeting. If neither of the Business Combinations is consummated, the Public Shares will not be redeemed. If a holder of the Public Shares properly demands redemption and votes for or against a Business Combination Proposal, GACQ will redeem each Public Share for a full pro rata portion of the Trust

Account, calculated as of two business days prior to the consummation of the Business Combination. See “The Meeting of the GACQ’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.
Holders of the outstanding units must separate the units into the underlying shares of GACQ Common Stock (the “Public Shares”) and warrants sold in GACQ’s initial public offering prior to exercising redemption rights with respect to the Public Shares. Each of Global Consumer Acquisition LLC, a Delaware limited liability company and the sponsor of GACQ, certain executive officers and directors of GACQ and affiliates of our management team (collectively, the “Initial Stockholders”) have agreed to waive their redemption rights in connection with the consummation of the Business Combinations with respect to any shares of GACQ Common Stock they may hold, and such shares of GACQ Common Stock will be excluded from the pro rata calculation used to determine the per share redemption price. As of the date of this proxy statement, the Initial Stockholders own 21.56% of the issued and outstanding shares of GACQ Common Stock. The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Business Combination Proposals and, accordingly, we would need only 801,229, or 4.38%, of the 18,263,000 Public Shares to be voted in favor of the Business Combination Proposals in order to have them approved (assuming that only a quorum was present at the meeting).
Holders of the Public Shares may elect to redeem their Public Shares even if they vote for one or both of the Business Combination Proposals. Each stockholder’s vote is very important. Whether or not you plan to participate in the virtual Meeting, please submit your proxy card without delay. Stockholders may revoke proxies at any time before they are voted at the Meeting. Voting by proxy will not prevent a stockholder from voting virtually at the Meeting if such stockholder subsequently chooses to participate in the Meeting.
You are encouraged to read carefully this proxy statement in its entirety, including “Risk Factors” beginning on page 28 and the annexes and financial statements of GACQ, Luminex and GP Global in each case, including accompanying notes.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the Business Combination or otherwise, or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.
Rohan Ajila
Chief Executive Officer, Chief Financial Officer and Co-Chairman of the Board of Directors
Gautham Pai Co-Chairman of the Board of Directors
Global Consumer Acquisition Corp. [•], 2022

GLOBAL CONSUMER ACQUISITION CORP.
1926 Rand Ridge Court
Marietta, GA, 30062
Telephone (404) 939-9419
To be Held on [•], 2022
To Global Consumer Acquisition Corp. Stockholders:
NOTICE IS HEREBY GIVEN that you are cordially invited to attend the special meeting of the stockholders (the “Meeting”) of Global Consumer Acquisition Corp. (“GACQ,” “we,” “our” or “us”), which will be held at 11:00 a.m., Eastern time, on [•], 2022. Due to the public health concerns relating to the coronavirus pandemic, and our concerns about protecting the health and well-being of our stockholders, the board of directors of GACQ (the “GACQ Board”) has determined to convene and conduct the Meeting in a virtual meeting format at http://www.cstproxy.com/[•]. You can participate in the virtual Meeting as described in “Questions and Answers About the Proposals — How may I participate in the virtual Meeting?”
During the Meeting, GACQ’s stockholders will be asked to consider and vote upon the following proposals, which we refer to herein as the “Proposals:”
•
Proposal 1 — The Luminex Business Combination Proposal — to consider and vote, assuming the Charter Proposal (as defined below) is approved and adopted, upon a proposal to approve the transactions contemplated under the Luminex SPA (such proposal, the “Luminex Business Combination Proposal”). A copy of the Luminex SPA is attached to this proxy statement as Annex A;

•
Proposal 2 — The GP Global Business Combination Proposal — to consider and vote, assuming the Charter Proposal is approved and adopted, upon a proposal to approve the transactions contemplated under the GP Global SPA (such proposal, the “GP Global Business Combination Proposal”). A copy of the GP Global SPA is attached to this proxy statement as Annex B;

•
Proposal 3 — The Charter Proposal — to consider and vote, assuming that the Luminex Business Combination Proposal is approved and adopted, upon a proposal to approve the proposed Second Amended and Restated Certificate of Incorporation of GACQ, a copy of which is attached to this proxy statement as Annex C (the “Proposed Charter,” and such proposal, the “Charter Proposal”);

•
Proposal 4 — The Advisory Charter Proposals — to approve and adopt, on a non-binding advisory basis, the following material differences between the Proposed Charter and GACQ’s amended and restated certificate of incorporation in effect as of the date of this proxy statement (the “Current Charter”), which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as separate sub-proposals (which we refer to, collectively, as the “Advisory Charter Proposals”):

(i)
Name of the Combined Company — change the name of the Combined Company following the consummation of the Business Combination to “Ascense Brands Inc.”;

(ii)
Removal of Blank Check Company Provisions — remove various provisions applicable only to blank check companies;

(iii)
Authorized Shares of Combined Company’s Preferred Stock — authorize a total of 10,000,000 shares of the Combined Company’s preferred stock; and

(iv)
Director Removal — provide for the removal of directors for cause only by affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors.

(v)
Business Combinations — provide that the Combined Company elects not to be governed by Section 203 of the Delaware General Corporation Law, but the Proposed Charter will provide that the Combined Company shall not engage in any business combination with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder, subject to certain conditions.

•
Proposal 5 — The Nasdaq Proposal — to consider and vote upon a proposal to approve the issuance of more than 20% of the issued and outstanding shares of GACQ Common Stock in connection with the issuance of a maximum of 14,300,000 shares of GACQ Common Stock (subject to adjustment as described elsewhere herein) pursuant to the terms of the GP Global SPA, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b)(such proposal, the “Nasdaq Proposal”);

•
Proposal 6 — The Directors Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to elect, effective as of the consummation of the Business Combinations, a total of five directors to serve on the board of directors of the Combined Company (such proposal, the “Directors Proposal”);

•
Proposal 7 — The Incentive Plan Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to approve the Ascense Brands Inc. 2022 Omnibus Incentive Plan, a copy of which is attached to this proxy statement as Annex D, in connection with the Business Combinations (the “Equity Incentive Plan,” and such proposal, the “Incentive Plan Proposal”); and

•
Proposal 8 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Proposals (such proposal, the “Adjournment Proposal”).

The consummation of the Luminex Stock Acquisition is not conditioned on the consummation of the GP Global Stock Acquisition. However, the GP Global Stock Acquisition is conditioned on the consummation of the Luminex Stock Acquisition. If the GP Global Stock Acquisition is not approved by GACQ’s stockholders, GACQ will proceed with the consummation of the Luminex Stock Acquisition, if it has been approved. However, if the Luminex Stock Acquisition is not approved by GACQ’s stockholders, GACQ will not proceed with the consummation of the GP Global Stock Acquisition. It is important for you to note that, in the event neither Business Combination Proposal is approved, GACQ will not consummate a Business Combination. If GACQ does not consummate a Business Combination and fails to consummate an initial business combination by June 11, 2022, (unless such date is extended as provided in the Current Charter), GACQ will be required to dissolve and liquidate as soon as reasonably practicable, unless GACQ seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated.
Pursuant to the Current Charter, a holder of the Public Shares (as defined below) may demand that GACQ redeem such holder’s Public Shares for cash if a Business Combination is consummated. Holders of the Public Shares will be entitled to receive cash for their Public Shares only if they demand that GACQ redeem their Public Shares for cash no later than the second business day prior to the originally scheduled vote on the Business Combination Proposals by delivering their Public Shares to GACQ’s transfer agent prior to the vote at the Meeting. If neither Business Combination is consummated, the Public Shares will not be redeemed. If a holder of the Public Shares properly demands redemption and votes for or against the Business Combination Proposals, GACQ will redeem each Public Share for a full pro rata portion of the Trust Account, calculated as of two business days prior to the consummation of a Business Combination. See “The Meeting of the GACQ’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.
Holders of the outstanding units (the “GACQ Units”) sold in GACQ’s initial public offering (the “IPO”) must separate the units into the underlying shares of GACQ Common Stock (the “Public Shares”) and warrants sold in the IPO (the “Public Warrants”) prior to exercising redemption rights with respect to the Public Shares.
The Initial Stockholders (as defined herein) have agreed to waive their redemption rights with respect to any shares of GACQ Common Stock they may hold in connection with the consummation of the Business Combinations, and such shares of GACQ Common Stock will be excluded from the pro rata calculation used to determine the per share redemption price. As of the date of this proxy statement, the Initial Stockholders own 21.56% of the issued and outstanding shares of GACQ Common Stock. The Initial

Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Business Combination Proposals and, accordingly, we would need only 801,229, or 4.38%, of the 18,263,000 Public Shares to be voted in favor of the Business Combination Proposals in order to have them approved (assuming that only a quorum was present at the meeting).
Approval of each of the Luminex Business Combination Proposal and the GP Global Business Combination Proposal will require the affirmative vote of the holders of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy and entitled to vote at the Meeting. Approval of the Charter Proposal will require the affirmative vote of holders of the majority of the issued and outstanding shares of GACQ Common Stock entitled to vote at the Meeting. Approval of the Advisory Charter Proposal, the Nasdaq Proposal and the Incentive Plan Proposal will each require the affirmative vote of the majority of the votes cast by holders of GACQ Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Approval of the Directors Proposal will require the affirmative vote by the plurality of the votes cast by holders of GACQ Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting.
Only GACQ’s stockholders who hold GACQ Common Stock of record as of the close of business on [•], 2022 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement thereof. As of the Record Date, there were [•] shares of GACQ Common Stock issued and outstanding and entitled to vote. This proxy statement is first being mailed to GACQ stockholders on or about [•], 2022.
Investing in GACQ Common Stock involves a high degree of risk. See “Risk Factors” for information that should be considered in connection with an investment in GACQ Common Stock.
YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES OF GACQ COMMON STOCK PROMPTLY.
Holders of the Public Shares may elect to redeem their Public Shares even if they vote for the Business Combination Proposals. Whether or not you plan to participate in the virtual Meeting, please complete, date, sign and return the enclosed proxy card without delay, or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Meeting no later than the time appointed for the Meeting or any adjourned or postponed meeting. Voting by proxy will not prevent you from voting your shares of GACQ Common Stock online if you subsequently choose to participate in the virtual Meeting. Please note, however, that if your shares of GACQ Common Stock are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain a proxy issued in your name from such holder of record. Only holders of record at the close of business on the Record Date may vote at the Meeting or any adjournment or postponement thereof. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not participate in the virtual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at, and the number of votes voted at, the Meeting.
You may revoke a proxy at any time before it is voted at the Meeting by executing and returning a proxy card dated as of a later date than the previous one, by participating in the virtual Meeting and casting your vote by hand or by ballot (as applicable) or by submitting a written revocation to [•], that is received by the proxy solicitor before we take the vote at the Meeting. If you hold your shares of GACQ Common Stock through a broker, bank or other nominee, you should follow the instructions of your broker, bank or other nominee regarding revocation of proxies.
After careful consideration, the disinterested members of the board of directors of GACQ have unanimously approved and adopted the GP Global SPA and the transactions contemplated therein and unanimously recommend that the GACQ stockholders vote “FOR” adoption and approval of the GP Global Business Combination Proposal. After careful consideration, all of the members of the board of directors of GACQ unanimously approved and adopted the Luminex SPA and the transactions contemplated therein, and unanimously recommend that the GACQ stockholders vote “FOR” adoption and approval of the Luminex Business Combination Proposal, “FOR” the Charter Proposal, “FOR” the Advisory Charter Proposals, “FOR” the Directors Proposal, “FOR” the Nasdaq Proposal, “FOR” the Incentive Plan Proposal and “FOR” the Adjournment Proposal, if presented. When you consider the GACQ Board’s recommendation of the Proposals, you should keep in mind that GACQ’s directors and executive officers have interests in the Business Combinations that may conflict or differ from your interests as a stockholder. See “Proposal 1 — Luminex Business Combination Proposal — Interests of Certain Persons in the Business Combination” and “Proposal 2 — GP Global Business Combination Proposal — Interests of Certain Persons in the Business Combination.”
On behalf of the GACQ Board, I thank you for your support and we look forward to the successful consummation of the Business Combinations.
By the order of the Board of Directors,
Rohan Ajila
Chief Executive Officer, Chief Financial Officer and Co-Chairman of the Board of Directors
Gautham Pai Co-Chairman of the Board of Directors
Global Consumer Acquisition Corp. [•], 2022

i

Annex A — Luminex Stock Purchase Agreement, dated as of December 13, 2021
Annex B — GP Global Stock Purchase Agreement, dated as of December 13, 2021
Annex C — Second Amended and Restated Certificate of Incorporation of the Combined Company
Annex D — Amended and Restated Bylaws of the Combined Company
Annex E — Ascense, Inc. 2022 Omnibus Incentive Plan
Annex F — Fairness Opinion of BDO USA, LLP

ii

INTERESTED DIRECTOR AND STOCKHOLDER
Mr. Gautham Pai is the sole shareholder of GP Global Seller, which owns 100% of the equity of GP Global. Due to his position as Co-Chairman of the GACQ Board and as a controlling member of the Sponsor, Mr. Pai recused himself as part of the process that had been agreed by all GACQ directors from both Board discussions and Board vote regarding a Business Combination with GP Global. Mr. Pai was not present at, and did not participate in, any GACQ Board meetings where merger negotiations, deliberations or valuations regarding GP Global took place. In this document, the words “unanimous,” “unanimously” and similar words, when referencing Board action with respect to the Business Combination with GP Global, mean the unanimous vote of the disinterested members of the Board. Mr. Pai did not recuse himself from Board discussions with respect to the Business Combination with Luminex.
FREQUENTLY USED TERMS
Unless otherwise stated in this proxy statement, the terms “we,” “us,” “our,” “Global Consumer” or “GACQ” refer to Global Consumer Acquisition Corp., a Delaware corporation. In addition, in this proxy statement:
•
“Closing” means the closing of the Business Combinations;

•
“Code” means the Internal Revenue Code of 1986, as amended;

•
“Combined Company” means GACQ following the consummation of the Business Combinations, upon which GACQ will acquire 100% of the issued and outstanding shares of each of Luminex and GP Global;

•
“Continental” means Continental Stock Transfer & Trust Company, transfer agent and registrar for GACQ Common Stock.,

•
“Current Charter” means GACQ’s current amended and restated certificate of incorporation as filed with the Secretary of State of the State of Delaware on June 8, 2021;

•
“Effective Time” means the effective time of the Business Combination;

•
“EF Hutton” means EF Hutton, division of Benchmark Investments LLC, lead book-running managing underwriter in connection with the IPO;

•
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

•
“Founder Shares” means the outstanding shares of GACQ Common Stock held by the Sponsor, certain executive officers and directors of GACQ and affiliates of our management team as of the date of this proxy statement;

•
“GAAP” means generally accepted accounting principles in the United States;

•
“GACQ Board” means the board of directors of GACQ;

•
“GACQ Common Stock” means common stock of GACQ, $0.0001 par value per share;

•
“GACQ Unit” means a unit consisting of one share of GACQ Common Stock and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of GACQ Common Stock at $11.50 per share;

•
“GACQ Warrants” means warrants of GACQ exercisable to purchase GACQ Common Stock;

•
“GP Global” means GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates;

•
“GP Global Consideration” means the shares of GACQ Common Stock payable to the GP Global Seller for the acquisition of all of the issued and outstanding shares of GP Global pursuant to the GP Global SPA, as described herein;

•
“GP Global Seller” means TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates;

•
“GP Global SPA” means that certain Stock Purchase Agreement by and among Global Consumer, GP Global Seller and GP Global, dated as of December 13, 2021;

•
“HSR Act” means Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended;

•
“Initial Stockholder” means the Sponsor, certain executive officers and directors of GACQ and affiliates of our management team who hold the Founder Shares and the Private Units as of the date of this proxy statement;

•
“IPO” means GACQ’s initial public offering consummated on June 11, 2021;

•
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended;

•
“Luminex” means Luminex Home Décor & Fragrance Holding Corporation, a Delaware Corporation;

•
“Luminex Common Stock” means common stock of Luminex, par value $0.001 per share;

•
“Luminex Consideration” means the cash payable to the Luminex Seller for the acquisition of all of the issued and outstanding shares of Luminex Common Stock pursuant to the Luminex SPA, as described herein;

•
“Luminex Seller” means CLP Luminex Holdings, LLC, a Delaware limited liability company;

•
“Luminex SPA” means that certain Stock Purchase Agreement by and among Global Consumer, Luminex Seller and Luminex, dated as of December 13, 2021;

•
“Meeting” means the special meeting of the stockholders of GACQ to be held on [•], 2022, at 11 a.m., Eastern time, via live webcast at the following address http://www.cstproxy.com/ [•];

•
“Nasdaq” means the Nasdaq Stock Market LLC;

•
“Proposals” means, collectively, the Luminex Business Combination Proposal, the GP Global Business Combination Proposal, the Charter Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Incentive Plan Proposal and the Adjournment Proposal;

•
“Private Units” means the GACQ Units sold to the Initial Stockholders concurrently with the consummation of the IPO;

•
“Public Shares” means GACQ Common Stock underlying the GACQ Units sold in the IPO;

•
“Public Units” means the GACQ Units sold in the IPO;

•
“Public Warrants” means warrants underlying the GACQ Units sold in the IPO;

•
“Record Date” means [•], 2022;

•
“SEC” means the Securities and Exchange Commission;

•
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended;

•
“Sponsor” means Global Consumer Acquisition LLC, a Delaware limited liability company;

•
“Trust Account” means the trust account of GACQ, which holds the net proceeds of the IPO and the sale of the Private Units, together with interest earned thereon, less amounts released to pay franchise and income tax obligations.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
The following are answers to some questions that you, as a GACQ’s stockholder, may have regarding the Proposals being considered at the Meeting. We urge you to read carefully the remainder of this proxy statement because the information in this section does not provide all of the information that might be important to you with respect to the Proposals. Additional important information is also contained in the annexes to, and the documents referred to, this proxy statement.
Q:
What is the purpose of this proxy statement?

A:
GACQ has agreed to a Business Combination with each of Luminex and GP Global. The Business Combination with Luminex is under the terms of the Luminex SPA, which is attached to this proxy statement as Annex A, and the Business Combination with GP Global is under the terms of the GP Global SPA, which is attached to this proxy statement as Annex B.

Under the Luminex SPA, GACQ will acquire 100% of the issued and outstanding shares of Luminex from the Luminex Seller for a cash purchase price as described in “Proposal 1 — the Luminex Business Combination Proposal — The Luminex SPA — Luminex Stock Acquisition Consideration.”
Under the GP Global SPA, GACQ will acquire 100% of the issued and outstanding shares of GP Global from the GP Global Seller for a purchase price as described in “Proposal 2 — the GP Global Business Combination Proposal — The GP Global SPA — GP Global Stock Acquisition Consideration.”
The GACQ Board is soliciting your proxy to vote for the Luminex Business Combination Proposal, for the GP Global Business Combination Proposals and the other Proposals at the Meeting because you owned GACQ Common Stock at the close of business on [•], 2022, which is the Record Date for the Meeting and are therefore entitled to vote at the Meeting.
This proxy statement and the annexes to, and the documents referred to in, this proxy statement contain important information about both of the Business Combination Proposals and the other Proposals to be acted upon at the Meeting. You should read this proxy statement and the annexes to, and the documents referred to in, this proxy statement carefully in their entirety. Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and the annexes to, and the documents referred to in, this proxy statement.
Q:
What is being voted on?

A:
Below are the Proposals that the GACQ stockholders are being asked to vote on:

•
Proposal 1 — The Luminex Business Combination Proposal — to consider and vote, assuming the Charter Proposal (as defined below) is approved and adopted, upon a proposal to approve the transactions contemplated under the Luminex SPA (such proposal, the “Luminex Business Combination Proposal”). A copy of the Luminex SPA is attached to this proxy statement as Annex A;

•
Proposal 2 — The GP Global Business Combination Proposal — to consider and vote, assuming the Charter Proposal is approved and adopted, upon a proposal to approve the transactions contemplated under the GP Global SPA (such proposal, the “GP Global Business Combination Proposal”). A copy of the GP Global SPA is attached to this proxy statement as Annex B;

•
Proposal 3 — The Charter Proposal — to consider and vote, assuming that the Luminex Business Combination Proposal or the GP Global Business Combination Proposal is approved and adopted, upon a proposal to approve the proposed Second Amended and Restated Certificate of Incorporation of GACQ, a copy of which is attached to this proxy statement as Annex C (the “Proposed Charter,” and such proposal, the “Charter Proposal”);

•
Proposal 4 — The Advisory Charter Proposal — to approve and adopt, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as separate sub-proposals (which we refer to, collectively, as the “Advisory Charter Proposals”):

(v)
Name of the Combined Company — change the name of the Combined Company following the consummation of the Business Combination to “Ascense Brands Inc.”;

(vi)
Removal of Blank Check Company Provisions — remove various provisions applicable only to blank check companies;

(vii)
Authorized Shares of Combined Company’s Preferred Stock — authorize a total of 10,000,000 shares of the Combined Company’s preferred stock; and

(viii)
Director Removal — provide for the removal of directors for cause only by affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors.

•
Proposal 5 — The Nasdaq Proposal — to consider and vote upon a proposal to approve the issuance of more than 20% of the issued and outstanding shares of GACQ Common Stock in connection with the issuance of a maximum of 14,300,000 shares of GACQ Common Stock (subject to adjustment as described elsewhere herein) pursuant to the terms of the GP Global SPA, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b)(such proposal, the “Nasdaq Proposal”);

•
Proposal 6 — The Directors Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to elect, effective as of the consummation of the Business Combinations, a total of five directors to serve on the board of directors of the Combined Company (such proposal, the “Directors Proposal”);

•
Proposal 7 — The Incentive Plan Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to approve the Ascense Brands Inc. 2022 Omnibus Incentive Plan, a copy of which is attached to this proxy statement as Annex D, in connection with the Business Combinations (the “Equity Incentive Plan,” and such proposal, the “Incentive Plan Proposal”); and

•
Proposal 8 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve each of the Business Combination Proposals, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal (such proposal, the “Adjournment Proposal”).

Q:
What vote is required to approve the Proposals?

A:
Below are the required votes for each of the Proposals:

•
Proposal 1 — Approval of the Luminex Business Combination Proposal requires the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Luminex Business Combination Proposal.

•
Proposal 2 — Approval of the GP Global Business Combination Proposal requires the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the GP Global Business Combination Proposal.

•
Proposal 3 — Approval of the Charter Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of GACQ Common Stock entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Charter Proposal.

•
Proposal 4 — Approval of the Advisory Charter Proposal is a non-binding advisory vote, and requires the affirmative vote of the holders of a majority of the shares of GACQ Common Stock present or represented at the Meeting, by ballot, proxy or electronic ballot and entitled to vote thereon at the Meeting. Abstentions and broker non-votes have no effect on the outcome of the Advisory Charter Proposals.
•
Proposal 5 — Approval of the Nasdaq Proposal requires the affirmative vote of the majority of the votes cast by holders of GACQ Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Nasdaq Proposal.

•
Proposal 6 — Approval of the Directors Proposal requires the vote of a plurality of the shares of the Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Directors Proposal.

•
Proposal 7 — Approval of the Incentive Plan Proposal requires the affirmative vote of the majority of the votes cast by holders of GACQ Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Incentive Plan Proposal.

•
Proposal 8 — Approval of the Adjournment Proposal requires the affirmative vote of the majority of the shares of GACQ Common Stock cast, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Adjournment Proposal.

Q:
Are any of the Proposals conditioned on one another?

A:
The Luminex Business Combination Proposal (Proposal 1) is conditioned upon the approval of the Charter Proposal (Proposal 3). The GP Global Business Combination Proposal (Proposal 2) is conditioned upon the approval of the Luminex Business Combination Proposal (Proposal 1), the Charter Proposal (Proposal 3) and the Nasdaq Proposal (Proposal 5). Each of the Charter Proposal (Proposal 3), the Advisory Charter Proposal (Proposal 4), the Nasdaq Proposal (Proposal 5), the Directors Proposal (Proposal 6) and the Incentive Plan Proposal (Proposal 7) is conditioned upon the approval of the Luminex Business Combination Proposal (Proposal 1).

The consummation of the Luminex Stock Acquisition is not conditioned on the consummation of the GP Global Stock Acquisition. However, the GP Global Stock Acquisition is conditioned on the consummation of the Luminex Stock Acquisition. If the GP Global Stock Acquisition is not approved by GACQ’s stockholders, GACQ will proceed with the consummation of the Luminex Stock Acquisition, if it has been approved. However, if the Luminex Stock Acquisition is not approved by GACQ’s stockholders, GACQ will not proceed with the consummation of the GP Global Stock Acquisition. Since the GP Global Business Combination is conditioned upon the consummation of the Luminex Business Combination, the Luminex Business Combination needs to be approved for GACQ to consummate a Business Combination.
If GACQ does not consummate a Business Combination and fails to consummate an initial business combination by June 11, 2022 (unless further extended as described herein), then, pursuant to the Current Charter, GACQ will be required to dissolve and liquidate as soon as reasonably practicable, unless GACQ seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated.
Q:
How will the Initial Stockholders vote?

A:
Pursuant to the letter agreement, dated June 8, 2021 (the “Letter Agreement”), the Initial Stockholders who, as of the Record Date, owned 5,019,362 shares of GACQ Common Stock, or approximately 21.56% of the issued and outstanding shares of GACQ Common Stock, agreed to vote their respective shares of GACQ Common Stock acquired by them prior to or concurrently with the consummation of the IPO in favor of the Business Combination Proposals and the other Proposals. In addition, pursuant to the Letter Agreement, the Initial Stockholders have agreed that they will vote any shares of GACQ Common Stock they purchase in the open market concurrently with or following the consummation of the IPO in favor of each of the Business Combination Proposals and the other Proposals.

Q:
What interests do the Sponsor and GACQ’s executive officers and directors have in the Business Combination with Luminex and GP Global that may conflict with your interest as a stockholder of GACQ?

A:
The Sponsor and GACQ’s executive officers and directors have interests in each of the Business Combinations that are different from, or in addition to, and which may conflict with, your interest as a stockholder of GACQ. These interests include, among other things:

•
the fact that Mr. Gautham Pai, Co-Chairman of the board of directors of GACQ and a controlling member of the Sponsor, is the sole owner of GP Global Seller, which owns 100% of GP Global;

•
a total of $664,992 from GACQ’s IPO was held outside of the Trust Account for working capital expenses. To date, GACQ has spent $96,457 for accounting, audit, legal D&O insurance and other filing fees and expenses. GACQ also projects to spend approximately $12 million towards the Business Combinations. If an initial business combination is not consummated, GACQ’s Sponsor will not receive reimbursement for any out-of-pocket expenses incurred to the extent that such expenses exceed the amount of available proceeds that were held outside of the Trust Account from the GACQ IPO and Private Placement.

•
the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the shares of GACQ Common Stock held by them if we fail to consummate an initial business combination prior to June 11, 2022 (unless extended as described herein). In such event, the Founders Shares held by our Sponsor, which were acquired for an aggregate purchase price of $25,000 will be worthless, as the Sponsor does not have liquidation rights with respect to the Founders Shares. The Founders Shares had an aggregate market value of approximately $45.4 million based on the closing price of GACQ’s Common Stock of $9.94 on Nasdaq as of February 9, 2022;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.05 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account;

•
the fact that certain directors of GACQ are members of the Sponsor and own units of the Sponsor that will convert into Founders Shares and Private Units upon a distribution of the Sponsor’s assets to its members. As a result, the following directors of GACQ have the right to obtain securities of the Combined Company: Rojan Ajila and Gautham Pai;

•
the fact that, with certain limited exceptions, the Founder Shares will not be transferred, assigned or sold until the earlier of (x) six months after the date of the consummation of the Business Combination, and (y) the date on which the closing price of the Combined Company’s Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the date of the consummation of the Business Combination, or earlier, in either case if, subsequent to the consummation of the Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of Combined Company’s Common Stock for cash, securities or other property;

•
the continued indemnification of GACQ’s executive officers and directors and the continuation of GACQ’s executive officers’ and directors’ liability insurance following the consummation of the Business Combination;

•
the fact that Messrs. Rohan Ajila, Gautham Pai, Arti Drogue, Tom Clausen and Dennis Tse, will continue as members of the Combined Company’s board of directors and will be entitled to receive compensation for serving on the Combined Company’s board of directors;

•
the fact that the Sponsor and GACQ’s executive officers and directors have agreed not to redeem any of the Founders Shares in connection with a stockholder vote to approve the Business Combination Proposal; and

•
the fact that if an initial business combination is not completed by June 11, 2022 (unless extended as described herein), the 453,613 Placement Units that were purchased by our Sponsor for $4,536,120 will be worthless. Such Placement Units had an aggregate market value of approximately $4.6 million, based on the closing price of GACQ Units of $10.09 on Nasdaq as of February 9, 2022;

These interests may influence the GACQ Board in making its recommendation that you vote in favor of the approval of the Luminex Business Combination Proposal, the GP Global Business Proposal and the other Proposals.
Q:
Did the Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combinations?

A.
No opinion was obtained with respect to the Luminex Business Combination. However, due to Mr. Pai’s position as Co-Chairman of the GACQ Board and his ownership of GP Global Seller, and Mr. Ajila’s position as a GACQ executive officer and director, and his role as an independent director of the GP Global subsidiaries the GACQ Board obtained a fairness opinion from BDO USA, LLP, a reputable independent accounting firm with substantial experience advising companies, and, continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and valuations for corporate and other purposes. BDO USA, LLP concluded that the business combination with GP Global was fair to GACQ from a financial point of view. GACQ had not previously engaged BDO USA, LLP for any matters and had no prior relationship with BDO USA, LLP. GACQ paid BDO USA, LLP a non-contingent, fixed fee of $320,000 as compensation for the delivery of the fairness opinion.

Q:
What happens if I sell my shares of GACQ Common Stock before the Meeting?

A:
The Record Date is earlier than the date of the Meeting. If you transfer your shares of GACQ Common Stock after the Record Date, but before the Meeting, unless the transferee obtains from you a proxy to vote such shares of GACQ Common Stock, you will retain your right to vote at the Meeting. However, you will not be able to seek redemption of your shares of GACQ Common Stock because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your shares of GACQ Common Stock prior to the Record Date, you will have no right to vote such shares of GACQ Common Stock at the Meeting or redeem such shares of GACQ Common Stock for a pro rata portion of the proceeds held in the Trust Account.

Q:
How many votes do I and others have?

A:
You are entitled to one vote for each share of GACQ Common Stock that you held as of the Record Date. As of the close of business on the Record Date, there were [•] issued and outstanding shares of GACQ Common Stock.

Q:
What consideration will Luminex’s stockholders receive in the Luminex Business Combination?

A:
If the Business Combination with Luminex is consummated, the Luminex Seller will receive the cash purchase price as described in “Proposal 1 — the Luminex Business Combination Proposal — The Luminex SPA — Luminex Global Stock Acquisition Consideration.”

Q:
What consideration will GP Global’s stockholders receive in the GP Global Business Combination?

A:
If the Business Combination with GP Global is consummated, the GP Global Seller will receive the stock as described in “Proposal 2 — the GP Global Business Combination Proposal — The GP Global SPA — GP Global Stock Acquisition Consideration.”

Q:
When and where is the Meeting?

A:
The Meeting will be held at 11:00 a.m., Eastern time, on [•], 2022. The Meeting will be held in a virtual meeting format at http://www.cstproxy.com/[•]. The GACQ’s stockholders will NOT be able to attend the Meeting in person. See “The Meeting of the GACQ’s Stockholders — Accessing the Virtual Meeting Audio Cast” for instructions on how to access the virtual Meeting and how to listen and vote from home or any remote location with Internet connectivity.

Q:
Who may vote at the Meeting?

A:
Only holders of record of GACQ Common Stock as of the close of business on the Record Date may vote at the Meeting. As of the Record Date, there were [•] shares of GACQ Common Stock outstanding and entitled to vote. See “The Meeting of the GACQ’s Stockholders — Record Date; Who is Entitled to Vote” for further information.

Q:
What is the quorum requirement for the Meeting?

A:
The GACQ’s stockholders representing the majority of the shares of GACQ Common Stock issued and outstanding as of the Record Date and entitled to vote at the Meeting must be present in person by virtual attendance or represented by proxy in order to hold the Meeting and conduct business. This is called a quorum. Shares of GACQ Common Stock will be counted for purposes of determining if there is a quorum if GACQ’s stockholders (i) are present and entitled to vote at the meeting or (ii) have properly submitted a proxy card or voting instructions through a bank, broker or other nominee. In the absence of a quorum, GACQ’s stockholders representing the majority of the votes present in person by virtual attendance or represented by proxy at the Meeting may adjourn the Meeting until a quorum is present.

Q:
Am I required to vote against the Luminex Business Combination and/or the GP Global Business Combination Proposal in order to have my Public Shares redeemed?

A:
No. You are not required to vote against a Business Combination Proposal in order to have the right to demand that GACQ redeem your Public Shares for cash equal to your pro rata share of the aggregate amount then on deposit in the Trust Account (including interest earned on your pro rata portion of the Trust Account, net of taxes payable). If neither Business Combination is consummated holders of the Public Shares electing to exercise their redemption rights will not be entitled to receive such payments and their shares of GACQ Common Stock will be returned to them.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of the Public Shares and you seek to have your Public Shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern time, on [•], 2022 (two business days before the Meeting), that GACQ redeem your shares into cash and (ii) submit your request in writing to Continental, at the address listed at the end of this section and deliver your shares to Continental physically or electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit / Withdrawal at Custodian) System at least two business days before the Meeting. Any corrected or changed written demand of redemption rights must be received by Continental two business days before the Meeting. No demand for redemption will be honored unless the holder’s Public Shares have been delivered (either physically or electronically) to Continental at least two business days before the Meeting.

The holders of the Public Shares may seek to have their Public Shares redeemed regardless of whether they vote for or against the Business Combination Proposal and whether or not they are holders of GACQ Common Stock as of the Record Date. Any holder of the Public Shares who holds Public Shares on or before [•], 2022 (two business days before the Meeting) will have the right to demand that such holder’s Public Shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account upon the consummation of the Business Combination. The actual per share redemption price will be equal to the aggregate amount then on deposit in the Trust Account (including interest earned on your pro rata portion of the Trust Account, net of taxes payable), divided by the number of shares of GACQ Common Stock underlying the Public Units. See “The Meeting of the GACQ’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares of GACQ Common Stock for cash.

Notwithstanding the foregoing, a holder of the Public Shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to an aggregate of 15% or more of the shares of GACQ Common Stock included in the Public Units (the “15% threshold”). Accordingly, all Public Shares in excess of the 15% threshold beneficially owned by a holder of the Public Shares or a “group” will not be redeemed for cash.
The GACQ stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and to effect delivery. It is GACQ’s understanding that the GACQ stockholders should generally allot at least two weeks to obtain physical certificates from Continental. However, GACQ does not have any control over this process, and it may take longer than two weeks. The GACQ’s stockholders who hold their Public Shares in street name will have to coordinate with their bank, broker or other nominee to have their Public Shares certificated or delivered electronically.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with GACQ’s consent, until the vote is taken with respect to the Luminex Business Combination Proposal and the GP Global Business Combination Proposal. If you delivered your Public Shares for redemption to Continental and decide within the required timeframe not to exercise your redemption rights, you may request that Continental return your Public Shares (physically or electronically). You may make such request by contacting Continental at the phone number or address listed under the question “— Who can help answer my questions?”
Q:
Will how I vote my Public Shares affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your Public Shares “FOR” or “AGAINST” either of the Business Combination Proposals or any other Proposal. As a result, the Acquisition Agreements can be approved by the GACQ’s stockholders who will redeem their Public Shares and no longer remain stockholders, leaving the GACQ’s stockholders who choose not to redeem their Public Shares holding shares in the Combined Company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the Nasdaq listing standards.

Q:
What are the U.S. federal income tax consequences of exercising my redemption rights with respect to my Public Shares?

A:
The U.S. federal income tax consequences of exercising redemption rights with respect to the Public Shares will depend on a holder’s particular facts and circumstances. See “Material U.S. Federal Income Tax Considerations” for a discussion of material U.S. federal tax consequences of the redemption of the GACQ Common Stock. We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights with respect to your Public Shares and to rely solely upon their advice.

Q:
How can I vote?

A:
If you are a stockholder of record, you may vote online at the virtual Meeting or vote by proxy using the proxy card, the Internet or telephone. Whether or not you plan to participate in the Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the virtual Meeting and vote online, if you choose.

To vote online at the virtual Meeting, follow the instructions under the question “— How may I participate in the virtual Meeting?” To vote using the proxy card, complete, sign and date the proxy card and return it in the self-addressed, postage-paid envelope. If you return your signed proxy card before the Meeting, we will vote your Public Shares as you direct in the proxy card. To vote via the telephone, call the telephone number on the enclosed proxy card, and easy-to-follow voice prompts will allow you to vote your Public Shares and confirm that your instructions have been properly recorded. To vote via the Internet, please go to http://www.cstproxy.com/[•] and follow the instructions and confirm that your instructions have been properly recorded. Please have your proxy card handy when you call or go to the website.

Telephone and Internet voting for the GACQ stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern time, on [•], 2022. After that, telephone and Internet voting will be closed and, if you want to vote your Public Shares, you will either need to ensure that your proxy card is received before the date of the Meeting or attend the virtual Meeting to vote your Public Shares.
If your Public Shares are registered in the name of your bank, broker or other nominee, you are the “beneficial owner” of such Public Shares and such Public Shares are considered as held in “street name.” If you are a beneficial owner of Public Shares registered in the name of your bank, broker or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your Public Shares electronically over the Internet or by telephone. A large number of banks and brokers offer Internet and telephone voting. If your bank, broker or other nominee does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.
If you plan to vote at the virtual Meeting, you will need to contact Continental at the phone number or email below to receive a control number and you must obtain a valid proxy card from your bank, broker or other nominee reflecting the number of shares of GACQ Common Stock you held as of the Record Date, your name and email address. You must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the Meeting for processing your control number.
After obtaining a valid proxy card from your bank, broker or other nominee, to register to attend the Meeting, you must submit proof of your legal proxy reflecting the number of your Public Shares along with your name and email address to Continental. Requests for registration should be directed by telephone to (917) 262-2373 or by email to proxy@continentalstock.com. Requests for registration must be received no later than 5:00 p.m., Eastern time, on [•], 2022.
You will receive a confirmation of your registration by email after we receive your registration materials. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.
Q:
How may I participate in the virtual Meeting?

A:
If you are a stockholder of record as of the Record Date, you should receive a proxy card from Continental, containing instructions on how to attend the virtual Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373 or email proxy@continentalstock.com.

You can pre-register to attend the virtual Meeting starting on [•], 2022. Go to http://www.cstproxy.com/ [•] and enter the control number found on the proxy card you previously received, as well as your name and email address. Once you pre-register, you can vote. At the start of the Meeting, you will need to re-log into http://www.cstproxy.com/[•] using your control number.
If your Public Shares are held in street name, and you would like to join and not vote, Continental will issue you a guest control number. Either way, you must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.
Q:
Who can help answer any other questions I might have about the virtual Meeting?

A:
If you have any questions concerning the virtual Meeting (including accessing the Meeting by virtual means) or need help voting your shares of GACQ Common Stock, please contact Continental at 917-262-2373 or email proxy@continentalstock.com.

The notice of the Meeting, this proxy statement and form of proxy card are available at http://www.cstproxy.com/[•].

Q:
If my shares of GACQ Common Stock are held in “street name” by my bank, broker or other nominee, will they automatically vote my shares of GACQ Common Stock for me?

A:
No. If you are a beneficial owner of GACQ Common Stock and you do not provide voting instructions to your bank, broker or other nominee holding your shares of GACQ Common Stock of record for you, your shares of GACQ Common Stock will not be voted with respect to any Proposal for which your bank, broker or other nominee does not have discretionary authority to vote. If a Proposal is determined to be discretionary, your bank, broker or other nominee holding your shares of GACQ Common Stock of record is permitted to vote on the Proposal without receiving voting instructions from you. Each of the Proposals to be presented at the Meeting is a non-discretionary proposal. Therefore, your bank, broker or other nominee holding your shares of GACQ Common Stock of record is not permitted to vote on the Proposal without receiving voting instructions from you. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your broker, bank or other nominee of record holding your shares of GACQ Common Stock, your shares of GACQ Common Stock will not be voted with respect to any of the Proposals.

A “broker non-vote” occurs when a bank, broker or other nominee of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner. Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Meeting.
Broker non-votes will count as a vote “AGAINST” the Luminex Business Combination Proposal (Proposal 1), the GP Global Business Combination Proposal (Proposal 2) and the Charter Proposal (Proposal 3) and will have no effect on the vote for the Advisory Charter Proposal (Proposal 4), the Nasdaq Proposal (Proposal 5), the Directors Proposal (Proposal 6), the Incentive Plan Proposal (Proposal 7) and the Adjournment Proposal (Proposal 8).
Q:
What if I abstain from voting or fail to instruct my bank, broker or other nominee?

A:
GACQ will count a properly executed proxy marked “ABSTAIN” with respect to a particular Proposal as present for the purposes of determining whether a quorum is present at the Meeting. For purposes of approval, an abstention will count as a vote “AGAINST” the Luminex Business Combination Proposal (Proposal 1), the GP Global Business Combination Proposal (Proposal 2), and the Charter Proposal (Proposal 3) and will have no effect on the vote for the Advisory Charter Proposal (Proposal 4), the Nasdaq Proposal (Proposal 5), the Directors Proposal (Proposal 6), the Incentive Plan Proposal (Proposal 7) and the Adjournment Proposal (Proposal 8).

Q:
If I have not yet submitted a proxy card, may I still do so?

A.
Yes. If you have not yet submitted a proxy card, you may do so by (i) visiting http://www.cstproxy.com/ [•] and following the on-screen instructions (have your proxy card available when you access the webpage) or (ii) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope.

Q:
Can I change my vote after I have mailed my proxy card?

A:
Yes. You may change your vote at any time before your proxy is voted at the Meeting. You may revoke your proxy by (i) executing and returning a proxy card dated later than the previous one, (ii) by voting again via the Internet or (iii) by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Meeting. If you hold your shares of GACQ Common Stock through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies. If you are a record holder of GACQ Common Stock, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Unless revoked, a proxy will be voted at the virtual Meeting in accordance with your indicated instructions. In the absence of instructions, proxies will be voted FOR each of the Proposals.

Q:
What will happen if I return my proxy card without indicating how to vote?

A:
If you sign and return your proxy card without indicating how to vote on any particular Proposal, the shares of GACQ Common Stock represented by your proxy will be voted FOR each Proposal. Proxy cards that are returned without a signature will not be counted as present at the Meeting and cannot be voted.

Q:
Should I send in my share certificates now to have my shares of GACQ Common Stock redeemed?

A:
The GACQ’s stockholders who intend to have their Public Shares redeemed should send their certificates to Continental at least two business days before the Meeting. See “The Meeting of the GACQ’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.

Q:
Who will solicit the proxies and pay the cost of soliciting proxies for the Meeting?

A:
GACQ will pay the cost of soliciting proxies for the Meeting. GACQ has engaged [•] to assist in the solicitation of proxies for the Meeting. GACQ has agreed to pay [•] a fee of $[•], plus, disbursements, and will reimburse [•] for its reasonable out-of-pocket expenses and indemnify [•] and its affiliates against certain claims, liabilities, losses, damages and expenses. GACQ will also reimburse banks, brokers or other nominees representing beneficial owners of GACQ Common Stock for their expenses in forwarding soliciting materials to beneficial owners of GACQ Common Stock and in obtaining voting instructions from those beneficial owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by electronic mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
What happens if I sell my shares of GACQ Common Stock before the Meeting?

A:
The Record Date for the Meeting is earlier than the date of the Meeting or the date that the Business Combination is expected to be consummated. If you transfer your shares of GACQ Common Stock after the Record Date, but before the Meeting, unless the transferee obtains from you a proxy to vote those shares of GACQ Common Stock, you would retain your right to vote at the Meeting, but will transfer ownership of the shares of GACQ Common Stock and will not hold an interest in GACQ after the Business Combination is consummated.

Q:
When are the Business Combinations expected to be consummated?

A:
Assuming the requisite regulatory and stockholder approvals are received, GACQ expects that the Business Combinations will be consummated as soon as possible following the Meeting.

Q:
Is the Luminex stockholder required to approve the Luminex Business Combination?

A:
Yes. The Luminex stockholder has already approved the Luminex Business Combination.

Q:
Are the GP Global stockholders required to approve the GP Global Business Combination?

A:
Yes. The GP Global stockholders have already approved the GP Global Business Combination. In addition, GP Global’s subsidiary, Primacy Industries Limited, will also need to approve the GP Global Business Combination.

Q:
Are there risks associated with the Business Combinations that I should consider in deciding how to vote?

A:
Yes. There are a number of risks associated with the Business Combinations and other transactions contemplated by the Acquisition Agreements that are discussed in this proxy statement. Please read with particular care the detailed description of the risks described in “Risk Factors” section of this proxy statement.

Q:
May I seek statutory appraisal rights or dissenter rights with respect to my shares of GACQ Common Stock?

A:
No. Appraisal rights are not available to holders of shares of GACQ Common Stock in connection with the Business Combination. See “The Meeting of the GACQ’s Stockholders — Appraisal Rights.”

Q:
What happens if neither Business Combination is consummated?

A:
If GACQ does not consummate an initial business combination by June 11, 2022, then, pursuant to the Current Charter, GACQ will be required to dissolve and liquidate as soon as reasonably practicable, unless GACQ seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated. In any dissolution and liquidation of GACQ, the funds held in the Trust Account, plus any interest earned thereon (net of taxes payable), together with any remaining out-of-trust net assets, will be distributed pro rata to holders of shares of GACQ Common Stock who acquired their shares of GACQ Common Stock in the IPO or in the open market. The estimated consideration that each share of GACQ Common Stock would be paid at dissolution or liquidation would be approximately $10.05 per share for stockholders based on amounts on deposit in the Trust Account as of [•], 2022. The closing price of GACQ Common Stock on Nasdaq as of February 9, 2022 was $9.94. The Initial Stockholders waived the right to any liquidation distributions with respect to any shares of GACQ Common Stock held by them.

Q:
What happens to the funds deposited in the Trust Account following the consummation of the Business Combinations?

A:
Following the consummation of either Business Combination, holders of the Public Shares exercising redemption rights will receive their per share redemption price out of the funds in the Trust Account. The balance of the funds will be released to the Combined Company to fund working capital needs of the Combined Company. As of February 9, 2022, there was approximately $184 million in the Trust Account. GACQ estimates that approximately $10.05 per outstanding share issued in the IPO will be paid to the holders of the Public Shares exercising their redemption rights.

Q:
Who will manage the Combined Company following the consummation of the Business Combination?

A:
Upon the consummation of either Business Combination, all of directors of GACQ will remain on the board of the Combined Company. See “Management of the Combined Company” for additional information on directors and executive officers of the Combined Company following the consummation of the Business Combination.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact GACQ’s proxy solicitor at:

You may also obtain additional information about GACQ from documents filed by GACQ with the SEC. See “Where You Can Find More Information.”

SUMMARY OF THIS PROXY STATEMENT
This summary highlights selected information contained in this proxy statement but does not contain all of the information that may be important to you. Accordingly, GACQ encourages you to read carefully this proxy statement, including the annexes and GACQ’s, Luminex’s and GP Global’s financial statements, including the accompanying notes, to fully understand the Luminex Business Combination and the GP Global Business Combination before voting on the Proposals to be considered at the Meeting.
Unless otherwise specified, all share calculations assume no exercise of the redemption rights by the GACQ’s stockholders.
Parties to the Business Combinations
GACQ
GACQ is a Delaware blank check company established for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business transaction with one or more businesses or entities. Although our efforts to identify a prospective target business are not limited to a particular geographic region or industry, we have focused on private companies in the business services, consumer, healthcare, technology, wellness or sustainability industry sectors. GACQ has until December 15, 2022 to consummate the Business Combination or an initial business combination.
On June 11, 2021, we consummated the IPO of 17,000,000 Public Units at $10.00 per Public Unit, generating gross proceeds of $170,000,000. Simultaneously with the consummation of the IPO, we consummated the sale of 431,510 Private Units in a private placement transaction to the Initial Stockholders, generating additional gross proceeds of $4,315,000.
After deducting the underwriting discounts, offering expenses and commissions from the IPO and the sale of the Private Units, a total of $170,850,000 of the net proceeds from the IPO and the sale of the Private Units was deposited into the Trust Account established for the benefit of the holders of the Public Shares, and the remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of January 31, 2022, GACQ had cash of $562,596 outside of the Trust Account. The net proceeds deposited into the Trust Account remain on deposit in the Trust Account earning interest. As of January 31, 2022, there was approximately $183 million held in the Trust Account.
In accordance with the Current Charter, the amounts held in the Trust Account may only be used by GACQ upon the consummation of the Business Combination or an initial business combination, except that there can be released to GACQ, from time to time, any interest earned on the funds in the Trust Account that it may need to pay its tax obligations. The remaining interest earned on the funds in the Trust Account will not be released until the earlier of the consummation of the Business Combination or an initial business combination and GACQ’s dissolution or liquidation. If GACQ does not consummate the Business Combination and fails to consummate an initial business combination by June 11, 2022, then, pursuant to the Current Charter, GACQ will be required to dissolve and liquidate as soon as reasonably practicable, unless GACQ seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated.
The GACQ Units, GACQ Common Stock and GACQ Warrants are currently listed on Nasdaq under the symbols “GACQU,” “GACQ” and “GACQW,” respectively. The GACQ Units commenced trading on Nasdaq on June 9, 2021, and GACQ Common Stock and GACQ Warrants commenced separate trading from the GACQ Units on July 30, 2021.
GACQ’s principal executive offices are located at 1926 Rand Ridge Court, Marietta, GA 30062, and its telephone number is (404) 939-9419.
Luminex
Luminex Home Décor & Fragrance Holding Corporation is a leading designer, manufacturer, and distributor of quality branded and private-label scented wax candles and other home décor and fragrance products in the United States and internationally. Luminex provides consumers across all demographics and geographies with products and experiences that inspire, enhance, and improve their creativity and personal well-being.
Luminex’s portfolio of strong well-known owned brands includes Candle-lite Everyday, CLCo, Essential Elements, and PartyLite®. Luminex also designs, manufactures, and distributes private-label scented wax candles for several leading big-box retailers in the United States. Luminex distributes its products through an established multi-channel strategy, including the Food, Drug & Mass (“FDM”) retail channels, direct selling, and a global direct-to-consumer platform. Luminex sells its products in more than 12 countries around the world and has operations on the ground in most of these countries.
Luminex’s values have remained consistent since its formation — always using the best quality ingredients and striving to continuously improve its products to always meet its high standards. No parabens, sulfates, phthalates, or animal testing, have been used in Luminex products.
Luminex was formed in 2015 through the merger of two iconic home décor and fragrance companies, Candle-lite Company LLC (“Candle-lite”) and PartyLite Gifts Inc. (“PartyLite”). Luminex continues to operate through both segments, leveraging cross-channel manufacturing, marketing, and distribution synergies.
See “Information About Luminex” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Luminex.”
GP Global
GP Global is a leading global air care company with an established presence in the United States, Europe, Australia, and the fast-growing India market. GP Global was established as a platform company and has successfully aggregated brands and private label assets in the air care and personal care categories by leveraging strategic manufacturing and distribution assets across the globe, creating a portfolio of strong well-known brands, both owned and licensed, and building significant digital capabilities. GP Global operates through its subsidiaries based in the United States and India. One of GP Global’s investments in a direct-to-consumer business has delivered growth of 20x in seven years and has become a leading home fragrance business in the direct-to-consumer channel.
GP Global’s U.S. subsidiary, MVP Group International, Inc. (“MVP”), has over 24 years of operating history. In the United States, GP Global designs, sources, manufactures and distributes various private label and branded candles, candle accessories, home fragrance products, and decorative accessory gift products for major retail customers. Products range from jar candles, tapered and pillar candles, room fresheners, warmers, plug-ins, votives, reed diffusers, tin containers, ceramic containers, and other similar products. This subsidiary has an established brand portfolio, including among others, a 110-year old premium candle brand Colonial Candle®, 35- year old candle brand distributed in grocery stores Carolina®, fast fashion brand Manly Indulgence®, direct-to-consumer brands, and a licensed brand Febreze Home Collection® by Procter & Gamble.
GP Global’s India subsidiary, Primacy Industries Limited (“Primacy”) produces home fragrance products, primarily candles and aerosols, and supplies the U.S. entity and sells similar goods in domestic and international markets such as Europe and Australia. Primacy is also a leading contract manufacturing services company with a catalogue of over 600 personal care products — including products for body care, skin care and hair care. In 2019, the Company set up a contract manufacturing aerosol facility to cater to its domestic market in India.
Through these subsidiaries and investments, GP Global has built a strong portfolio of in-house brands. This coupled with existing partnerships with major retailers across Europe and the United States has enabled GP Global to be a strategic platform for aggregating assets across air care, personal care, and health and hygiene categories.
See “Information About GP Global” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GP Global.”

The Business Combinations
Global Consumer Acquisition Corp. (“GACQ”) has entered into agreements to acquire two business combination target companies for the purpose of consummating its initial business combination. Both business combination target companies are in the home decor and fragrance products industry. All capitalized terms used herein, but not otherwise defined, shall have the respective meanings ascribed to such terms in the respective agreements.
Luminex Stock Purchase Agreement
On December 13, 2021, Global Consumer entered into a Stock Purchase Agreement (the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”). Pursuant to the terms of the Luminex SPA, a business combination between Global Consumer and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”). The board of directors of Global Consumer (the “GACQ Board”) has (i) approved and declared advisable the Luminex SPA and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Luminex SPA and related transactions by the stockholders of Global Consumer.
Luminex Stock Acquisition Consideration.
The purchase price payable by Global Consumer to Luminex Seller in the Luminex Stock Acquisition is in the form of cash and is based on an enterprise value of 8 times LTM EBITDA of Luminex and its subsidiaries for the trailing twelve months ending January 31, 2022 (subject to an enterprise value floor of $160 million and a cap of $200 million), which enterprise value is (1) increased by (A) the cash and cash equivalents of Luminex and its subsidiaries as immediately prior to the Closing, and (B) certain transaction expenses incurred by Luminex for the benefit of Global Consumer, and (2) decreased by (A) the funded debt of Luminex and its subsidiaries as of immediately prior to the Closing, (B) certain agreed-upon debt-like items of Luminex and its subsidiaries, (C) Luminex transaction expenses, and (D) the tax liability resulting from the settlement or extinguishment of certain intercompany debt prior to Closing. In addition, the purchase price is adjusted upwards or downwards by any surplus or shortfall in net working capital of Luminex and its subsidiaries as of immediately prior to the Closing as compared to an agreed upon net working capital target. The purchase price payable at the Closing (and each component thereof) will be estimated in good faith by Luminex and reviewed and approved by an accounting firm mutually agreed upon by Global Consumer and Luminex Seller. The estimated closing purchase price will be reviewed post-closing and any adjustment will be made by mutual agreement of Global Consumer and Luminex or, in case of disagreement, by Grant Thornton LLP. In case of a negative post-closing adjustment amount, the maximum amount payable by Luminex is $5 million, which amount will be deposited in escrow at Closing out of the purchase price payable by Global Consumer to Luminex Seller.
Anticipated Accounting Treatment.
The Business Combination between GACQ and Luminex is expected to be accounted for as a forward business acquisition with GACQ as the accounting acquirer.
See “Proposal 1 — The Luminex Business Combination Proposal” for additional information about the Luminex Business Combination Proposal, the Luminex SPA and the related agreements entered or to be entered into connection therewith. A copy of the Luminex SPA is attached to this proxy statement as Annex A.
The GP Global Stock Purchase Agreement
On December 13, 2021, Global Consumer entered into a Stock Purchase Agreement (the “GP Global SPA”) by and among Global Consumer, TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”). Pursuant to the terms of the GP Global SPA, a business combination between

Global Consumer and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”).
The GP Global SPA was unanimously approved by all of Global Consumer’s disinterested directors on December 10, 2021. Due to his position as the sole member of GP Global Seller, Mr. Gautham Pai, Co-Chairman of the GACQ Board, recused himself from both the GACQ Board discussions and the vote regarding the business combination with GP Global.
The GACQ Board also resolved to recommend approval of the GP Global SPA and related transactions by the stockholders of Global Consumer. However, it is a condition to the closing of the transactions contemplated by the GP Global SPA, that the GACQ Board receive an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm, regarding the fairness to Global Consumer, from a financial point of view, of a business combination with a business that is affiliated with its sponsor, officers, directors, special advisor or existing holders (the “Fairness Opinion”). Since Mr. Pai is an affiliate of GP Global, and Mr. Ajila’s is an independent director of the GP Global subsidiaries, Global Consumer engaged BDO USA, LLP to prepare the Fairness Opinion. The Fairness Opinion was received on January 26, 2022.
GP Global Stock Acquisition Consideration.
The purchase price payable by Global Consumer to GP Global Seller at the Closing of the GP Global Stock Acquisition is in the form of the issuance of shares of common stock of Global Consumer (the “Acquisition Consideration Shares”) (valued at $10 per share) and is based on an enterprise value of $270 Million, which enterprise value is (1) subject to a downward adjustment determined prior to the Closing by Global Consumer (acting through the disinterested members of the GACQ Board) for adverse findings in the PCAOB audit for fiscal years 2020 and 2021 or the financial due diligence report for GP Global and its subsidiaries (but the enterprise value in any event shall not be less than $220 million), (2) increased by the cash and cash equivalents of GP Global and its subsidiaries as immediately prior to the Closing, and (3) decreased by (A) the funded debt of GP Global and its subsidiaries as of immediately prior to the Closing, and (B) certain agreed-upon debt-like items of GP Global and its subsidiaries. The purchase price will be determined in good faith by GP Global and will be reviewed and approved prior to the Closing by a nationally recognized and reputable U.S. accounting firm mutually agreed upon by Global Consumer and GP Global and engaged by Global Consumer. GP Global has agreed to make any modifications to the determination of the purchase price requested by the accounting firm.
Anticipated Accounting Treatment.
The Business Combination between GACQ and GP Global is expected to be accounted for as a reverse acquisition in accordance with U.S. GAAP because GP Global has been determined to be the accounting acquirer under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combination (“ASC 805”). The determination is primarily based on the evaluation of the following facts and circumstances taking into consideration:
•
The pre-combination equity holder of GP Global will hold the largest portion of the voting rights in the Combined Company

•
The pre-combination equity holder of GP Global has significant influence in appointing the majority of the directors on the Combined Company Board; and

•
GP Global senior management makes up a majority of the senior management of the Combined Company.

See “Proposal 2 — The GP Global Business Combination Proposal” for additional information about the GP Global Business Combination Proposal, the GP Global SPA and the related agreements entered or to be entered into connection therewith. A copy of the GP Global SPA is attached to this proxy statement as Annex B.
Regulatory Approvals
Under the HSR Act, and the related rules and regulations issued by the Federal Trade Commission (the “FTC”), certain transactions, including the Luminex Business Combination and the GP Global Business

Combination, may not be consummated until notifications have been given and specified information and documentary material have been furnished to the FTC and the United States Department of Justice (the “DOJ”), and the applicable waiting periods have expired or been terminated. The completion of the Business Combination is conditioned upon the expiration or early termination of the HSR Act waiting period. We, Luminex and GP Global filed our respective notification and report forms under the HSR Act with the DOJ and the FTC. The initial 30-day waiting period is currently scheduled to expire on February 11, 2022 at 11:59PM.
Other Agreements Relating to the Business Combinations
Purchaser Support Agreement
In connection with the execution of the Luminex SPA, certain stockholders of Global Consumer entered into a support agreement (the “Purchaser Support Agreement”) pursuant to which the stockholders of Global Consumer that are parties to the Purchaser Support Agreement have agreed to vote all shares of common stock of Global Consumer beneficially owned by them in favor of the Luminex SPA and related transactions.
Escrow Agreement
At Closing, Global Consumer and Luminex Seller will enter into an escrow agreement (the “Escrow Agreement”) with KeyBank National Association (the “Escrow Agent”) pursuant to which Global Consumer will deposit, on the Closing Date from the purchase price payable by Global Consumer to Luminex Seller in the Luminex Stock Acquisition, an aggregate amount consisting of (a) $5,000,000 and (b) the RWI Retention Amount, into separate escrow accounts maintained by the Escrow Agent, to satisfy (i) any negative adjustment to the Estimated Purchase Price under the Luminex SPA and (ii) amounts owed to Global Consumer or any other indemnitee in respect of Luminex Seller’s indemnification obligations under the Luminex SPA, respectively.
Lock-Up Agreement
In connection with the Closing of the GP Global Stock Acquisition, GP Global Seller will agree, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any of the Acquisition Consideration Shares held by them (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive shares of Purchaser Common Stock, if any, acquired during the lock-up period, the “Lock-up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the end of the lock-up period.
Amended Registration Rights Agreement
At the Closing, Global Consumer will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) with certain existing stockholders of Global Consumer with respect to the shares of Global Consumer’s common stock they own at the Closing, and with GP Global Seller who will be an affiliate of Global Consumer with respect to the Acquisition Consideration Shares after the Closing. The Amended and Restated Registration Rights Agreement will provide certain demand registration rights and piggyback registration rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods. Global Consumer will agree to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement.
The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Luminex SPA or the GP Global SPA (as applicable), the Purchaser Support Agreement and the form of Escrow Agreement

Satisfaction of 80% Test
It is a requirement under the Nasdaq Rules that the business or assets acquired in a Business Combination have a fair market value equal to at least 80% of GACQ’s assets held in the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for a Business Combination. As of December 13, 2021, the date of the execution of the Acquisition Agreements, the fair value of marketable securities held in the Trust Account was approximately $184 million (excluding taxes payable on the income earned on the Trust Account) and 80% thereof represents approximately $147 million. The GACQ Board reached its conclusion that each of the Luminex Business Combination and the GP Global Business Combination would meet the 80% asset test on an individual basis. In reaching its conclusion (i) the GACQ Board reviewed the equity value of Luminex of approximately $200 million, and reviewed the equity value of GP Global of approximately $270 million. In determining whether the equity value described above represents the fair market value of Luminex, the GACQ Board considered all of the factors described in “— Proposal 1 — The Luminex Business Combination Proposal” and that Luminex’s equity value of $200 million was determined as a result of arm’s-length negotiations, and in determining whether the equity value described above represents the fair market value of GP Global, the GACQ Board considered all of the factors described in (i) “— Proposal 2 — The GP Global Business Combination Proposal” and that GP Global’s equity value of $270 million was determined as a result of arm’s-length negotiations.
As a result, the GACQ Board concluded that the fair market value of the equity acquired in the Luminex Business Combination and the GP Global Business Combination, individually and collectively, was significantly in excess of 80% of the assets held in the Trust Account (excluding taxes payable on the income earned on the Trust Account).
Management
The Combined Company’s Board will be comprised of five directors, the current five GACQ directors remaining on the Board. See “Management of the Combined Company” for additional information on directors and executive officers of the Combined Company following the consummation of the Business Combination.
Votes Required for Approval
As of the Record Date, there were [•] shares of GACQ Common Stock issued and outstanding. Only the GACQ’s stockholders who hold shares of GACQ Common Stock of record as of the Record Date are entitled to vote at the Meeting or any adjournment or postponement thereof. Below are the required votes for each of the Proposals:
•
Proposal 1 — Approval of the Luminex Business Combination Proposal requires the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Luminex Business Combination Proposal.

•
Proposal 2 — Approval of the GP Global Business Combination Proposal requires the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the GP Global Business Combination Proposal.

•
Proposal 3 — Approval of the Charter Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of GACQ Common Stock entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Charter Proposal.

•
Proposal 4 — Approval of the Advisory Charter Proposal is a non-binding advisory vote, and requires the affirmative vote of the holders of a majority of the shares of GACQ Common Stock present or represented at the Meeting, by ballot, proxy or electronic ballot and entitled to vote thereon at the Meeting. Abstentions and broker non-votes have no effect on the outcome of the Advisory Charter Proposals.
•
Proposal 5 — Approval of the Nasdaq Proposal requires the affirmative vote of the majority of the votes cast by holders of GACQ Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Nasdaq Proposal.

•
Proposal 6 — Approval of the Directors Proposal requires the vote of a plurality of the shares of the Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Directors Proposal.

•
Proposal 7 — Approval of the Incentive Plan Proposal requires the affirmative vote of the majority of the votes cast by holders of GACQ Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Incentive Plan Proposal.

•
Proposal 8 — Approval of the Adjournment Proposal requires the affirmative vote of the majority of the shares of GACQ Common Stock cast, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Adjournment Proposal.

Pursuant to the Letter Agreement, the Initial Stockholders holding an aggregate of 4,565,750 of GACQ Common Stock have agreed to vote their respective shares of GACQ Common Stock in favor of each of the Proposals.
Appraisal Rights
Appraisal rights are not available to holders of shares of GACQ Common Stock in connection with the Business Combination.
Redemption Rights
Pursuant to the Current Charter, holders of the Public Shares may elect to have their Public Shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (net of taxes payable), by (ii) the total number of the then outstanding Public Shares. As of [•], 2022, this would have amounted to approximately $10.05 per share.
You will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
hold Public Shares, or

hold Public Shares through Public Units and you elect to separate your Public Units into Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and
(ii)
prior to 5:00 p.m., Eastern Time, on [•], 2022, (x) submit a written request to Continental to redeem your Public Shares for cash and (y) deliver your Public Shares to Continental, physically or electronically through DTC.

Holders of outstanding Public Units must separate the Public Units into the Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If the Public Units are registered in a holder’s own name, such holder must deliver the certificate for its Public Units to Continental, with written instructions to separate the Public Units into the Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the certificates back to the holder so that the holder may then exercise his, her or its redemption rights upon the separation of the Public Units into the Public Shares and Public Warrants.

If a holder of the Public Shares exercises its redemption rights, then such holder will be exchanging its Public Shares for cash and will no longer own shares of the Combined Company. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its Public Shares (either physically or electronically) to Continental in accordance with the procedures described herein. See “The Meeting of the GACQ’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.
Interests of Certain Persons in the Business Combination
When you consider the recommendation of the GACQ Board in favor of the approval of each of the Business Combination Proposals, you should keep in mind that the Sponsor and GACQ’s executive officers and directors have interests in each of the Proposals that are different from, or in addition to, and which may conflict with, your interest as a stockholder of GACQ. These interests include, among other things:
•
the fact that Mr. Gautham Pai, Co-Chairman of the board of directors of GACQ and a controlling member of the Sponsor, is the sole owner of GP Global Seller, which owns 100% of GP Global;

•
A total of $664,992 from GACQ’s IPO was held outside of the Trust Account for working capital expenses. To date, GACQ has spent $3.8 million for accounting, audit, legal D&O insurance and other filing fees and expenses. GACQ also projects to spend approximately $12 million towards the Business Combinations. If an initial business combination is not consummated, GACQ’s Sponsor will not receive reimbursement for any out-of-pocket expenses incurred to the extent that such expenses exceed the amount of available proceeds that were held outside of the Trust Account from the GACQ IPO and Private Placement.

•
the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the shares of GACQ Common Stock held by them if we fail to consummate an initial business combination prior to June 11, 2022. In such event, the Founders Shares held by our Sponsor, which were acquired for an aggregate purchase price of $25,000 will be worthless, as the Sponsor does not have liquidation rights with respect to the Founders Shares. The Founders Shares had an aggregate market value of approximately $45.4 million based on the closing price of GACQ’s Common Stock of $9.94 on Nasdaq as of February 9, 2022;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.05 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account;

•
The fact that certain directors of GACQ are members of the Sponsor and own units of the Sponsor that will convert into Founders Shares and Private Units upon a distribution of the Sponsor’s assets to its members. As a result, the following directors of GACQ have the right to obtain securities of the Combined Company: Rojan Ajila and Gautham Pai;

•
the fact that, with certain limited exceptions, the Founder Shares will not be transferred, assigned or sold until the earlier of (x) six months after the date of the consummation of the Business Combination, and (y) the date on which the closing price of the Combined Company’s Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the date of the consummation of the Business Combination, or earlier, in either case if, subsequent to the consummation of the Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of Combined Company’s Common Stock for cash, securities or other property;

•
the continued indemnification of GACQ’s executive officers and directors and the continuation of GACQ’s executive officers’ and directors’ liability insurance following the consummation of the Business Combination;

•
the fact that Messrs. Rohan Ajila, Gautham Pai, Arti Drogue, Tom Clausen and Dennis Tse, will continue as members of the Combined Company’s board of directors and will be entitled to receive compensation for serving on the Combined Company’s board of directors;

•
the fact that the Sponsor and GACQ’s executive officers and directors have agreed not to redeem any of the Founders Shares in connection with a stockholder vote to approve the Business Combination Proposal;

•
the fact that if an initial business combination is not completed by June 11, 2022 (unless extended as described herein), the 453,613 Placement Units that were purchased by our Sponsor for $4,536,120 will be worthless. Such Placement Units had an aggregate market value of approximately $4,576,955, based on the closing price of GACQ Units of $10.09 on Nasdaq as of February 9, 2022;

These interests may influence the GACQ Board in making its recommendation that you vote in favor of the approval of the Luminex Business Combination Proposal, the GP Global Business Proposal and the other Proposals.
Recommendations of the GACQ Board and Reasons for the Business Combination
After careful consideration of the terms and conditions of the Luminex SPA and the GP Global SPA, the GACQ Board has unanimously approved the Luminex SPA and unanimously recommends that GACQ’s stockholders vote “FOR” approval of the Luminex Business Combination Proposal and (ii) the disinterested members of the GACQ Board have unanimously approved the GP Global SPA and unanimously recommend that GACQ’s stockholders vote “FOR” approval of the GP Global Business Combination Proposal. In reaching its decision with respect to the Business Combinations and the transactions contemplated thereby, the GACQ Board reviewed various industry and financial data and the evaluation of materials provided by Luminex and GP Global. The GACQ Board did not obtain a fairness opinion on which to base its assessment with respect to the Luminex Business Combination. However, due to Mr. Pai’s affiliation with GP Global, and Mr. Ajila’s position role as an independent director of the GP Global subsidiaries, the GACQ Board did obtain a fairness opinion with respect to the GP Global Business Combination. The GACQ Board recommends that GACQ stockholders vote:
•
FOR the Luminex Business Combination Proposal (Proposal 1);

•
FOR the GP Global Business Combination Proposal (Proposal 2)

•
FOR the Charter Proposal (Proposal 3);

•
FOR the Advisory Charter Proposal (Proposal 4);

•
FOR the Nasdaq Proposal (Proposal 5);

•
FOR the Directors Proposal (Proposal 6);

•
FOR the Incentive Plan Proposal (Proposal 7); and

•
FOR the Adjournment Proposal (Proposal 8).

Risk Factors
In evaluating the Business Combination Proposals and the other Proposals to be considered and voted on at the Meeting, you should carefully review and consider the risk factors set forth under “Risk Factors.” The occurrence of one or more of the events or circumstances described under “Risk Factors,” alone or in combination with other events or circumstances, may have a material adverse effect on (i) the ability of GACQ and each of Luminex and GP Global to consummate the Business Combinations, and (ii) the business, cash flows, financial condition and results of operations of the Combined Company following the consummation of the Business Combinations. Such risks include, but are not limited to:
Luminex:
Risks Related to Luminex’s Business and Operations
•
Luminex’s business may be unfavorably impacted by the fear of exposure to or actual effects of the COVID-19 pandemic or any other disease outbreak, epidemic, pandemic, or similar widespread public health concern, such as reduced travel, limited gatherings or recommendations or mandates from governmental authorities to cease particular business activities.
•
Luminex is subject to intense competition in a marketplace dominated by large retailers and e-commerce companies.

•
Luminex earned approximately 44.7% of its revenue from two customers for the six months ended August 31, 2021, and if Luminex loses either of these customers or if it is unable to replace the revenue through the sale of its products to additional customers, Luminex’s business, results of operations, liquidity, and financial condition would be materially and adversely affected.

•
The loss of one or more of Luminex’s largest customers, or a reduction in the level of purchases made by these customers, could negatively impact the sales and profits of Luminex.

•
If Luminex does not continue as a leading manufacturer and distributor of home fragrance products or realize the anticipated benefits of advertising and promotion spend over the long term, Luminex’s business, results of operations, liquidity, and financial condition may suffer.

•
Failure to further expand Luminex’s e-commerce business, despite increasing e-commerce investments, may materially and adversely affect Luminex’s market position, net sales, and financial performance.

•
Luminex’s plan to execute a strategic transformation of the PartyLite go-to market strategy in select markets to enable customers to connect through online technology and social media may not be successful, which would materially adversely affect Luminex’s business, results of operations, liquidity, and financial condition.

•
Luminex’s operating results can be adversely affected by changes in the cost or availability of raw materials, energy, transportation and other necessary supplies and services.

•
Unfavorable shifts in industry-wide demand for Luminex’s products could result in inventory valuation risk.

•
Risks related to the strength of the global retail sector or changes in foreign and financial market conditions could impair Luminex’s international operations and financial performance.

Financial Risks Related to Luminex
•
Luminex has substantial indebtedness, which could materially and adversely affect Luminex and Luminex’s financial position, including decreasing business flexibility, impacting ratings and increasing borrowing costs.

•
Luminex’s business may be adversely affected by a change in stated target interest rates or any adverse changes in fiscal policy or market conditions.

•
Luminex is exposed to both foreign currency translation and transaction risks that may materially adversely affect Luminex’s business, results of operations, liquidity, and financial condition.

•
Circumstances associated with divestitures and market exits could adversely affect Luminex’s business, results of operations, liquidity, and financial condition.

Legal, Tax and Regulatory Risks Related to Luminex
•
Governmental investigations or actions by other third parties could have a material adverse effect on management and Luminex’s business operations.

•
Luminex’s businesses and operations are subject to regulation in the U.S. and abroad.

•
Luminex’s business involves the potential for product recalls, product liability and other claims against it, which could affect its earnings, business, results of operations, liquidity, and financial condition.

•
If Luminex is found to have infringed the intellectual property rights of others or cannot obtain necessary intellectual property rights from others, Luminex’s competitiveness could be negatively impaired.

•
Luminex identified certain material weaknesses in its internal controls over financial reporting. If Luminex’s remediation of such material weaknesses is not effective, or if it fails to develop and maintain proper and effective internal controls over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable laws and regulations could be impaired, which may materially and adversely affect Luminex’s business and financial condition.

GP Global:
Risks Related to GP Global’s Business and Operations
Business and Industry Risks
•
GP Global’s future growth and profitability may be affected by changing market dynamics, changing consumer behavior and new entrants into the market or current competitors developing better product offerings.

•
GP Global has an overreliance on certain large retail clients, especially in the U.S., and if it is unable to maintain these relationships or existing players and new competitors are able to supply them with better products and/or better pricing compared to GP Global, the Company may not be able to maintain market position and lose business resulting in fall in revenues and profitability.

•
The loss of any of GP Global’s management team, an inability to execute an effective succession plan, or an inability to attract and retain qualified personnel could adversely affect its operations, strategy and business.

•
GP Global has limited control over its suppliers, manufacturers, and logistics providers, which may subject it to significant risks, including the potential inability to produce or obtain quality products on a timely basis or in sufficient quantity in order to meet demand.

•
GP Global has generated operating losses in FY20 and FY21 and may generate operating losses in the foreseeable future.

Technology & System Risks
•
GP Global may be subject to cyberattacks, and its reliance on third party providers for technology and service means its operations could be disrupted due to the lack of resiliency in the operations of other companies, or a breach in their obligations to GP Global, and could impair the operability of its website and other technology-based operations.

•
GP Global depends on third-party providers for a reliable internet infrastructure and the failure of these third parties, or the internet in general, for any reason could significantly impair its ability to conduct its business.

Financial Risks
•
As GP Global continues to grow operations in different geographic locations, additional risk related to foreign currencies may have an impact on revenue and its results of operations.

•
GP Global may require additional capital in the future, which may not be available or may only be available on unfavorable terms.

•
GP Global’s subsidiaries MVP Group and Primacy Industries Limited underwent bank debt restructuring in 2021 and the business needs to generate sufficient cash flows to meet the restructured debt obligations and financial covenants in the next few years.

Regulatory & Tax Risks
•
Changes in the legal and regulatory environment could limit GP Global’s business activities, increase its operating costs, reduce demand for its products or result in litigation.

•
GP Global has substantial business operations in India and ;is subject to trends, developments or other events there which may adversely affect its results of operations.

•
Changes to tariff and import/export regulations may negatively impact GP Global’s future financial condition and results of operations.

•
Evolving laws and regulations concerning data privacy may result in increased regulation and different industry standards, which could increase the costs of operations or limit GP Global’s activities.

GACQ and the Combined Company:
Risks Related to GACQ and the Business Combination
•
There is no guarantee that a stockholder’s decision whether to redeem its Public Shares for a pro rata portion of the Trust Account will put such stockholder in a better future economic position;

•
the Initial Stockholders have agreed to vote in favor of the Luminex Business Combination Proposal and the GP Global Business Combination Proposal, and the other Proposals described in this proxy statement, regardless of how the GACQ’s public stockholders vote;

•
the Sponsor, GACQ’s executive officers and directors and certain affiliates of GACQ may have certain conflicts in connection with the Business Combinations, since certain of their interests are different from, or in addition to, your interests as a stockholder of GACQ;

•
if GACQ’s security holders exercise their registration rights with respect to the Founder Shares, the Private Units and the underlying securities, it may have an adverse effect on the market price of GACQ’s securities;

•
GACQ will not obtain an opinion from an unaffiliated third party as to the fairness of the Luminex Business Combination to the GACQ’s stockholders;

•
if the benefits of the Business Combinations do not meet the expectations of financial or industry analysts, the market price of GACQ’s securities may decline;

•
the unaudited pro forma condensed combined financial information contained in this proxy statement may not be indicative of what the Combined Company’s actual financial condition or results of operations would have been;

•
the obligations associated with being a public company will involve significant expenses and will require significant resources and management attention, which may divert from our business operations;

•
the Combined Company will be required to meet the initial listing requirements to be listed on Nasdaq but the Combined Company may be unable to maintain the listing of its securities in the future;

•
GACQ may waive one or more of the conditions to the consummation of the Luminex Business Combination and/or the GP Global Business Combination without resoliciting stockholder approval;

•
the GACQ’s stockholders will experience immediate dilution as a consequence of the issuance of GACQ Common Stock as consideration in the GP Global Business Combination, and having a minority share position may reduce the influence that the GACQ’s current stockholders have on the management of GACQ.

Risks Related to the Combined Company’s Common Stock
•
The market price of the Combined Company’s common stock is likely to be highly volatile, and you may lose some or all of your investment; and

•
because the Combined Company does not anticipate paying any cash dividends in the foreseeable future, capital appreciation, if any, would be your sole source of gain.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, including statements with respect to the anticipated timing, completion and effects of the Business Combinations and the financial condition, results of operations, earnings outlook and prospects of GACQ, Luminex and/or GP Global and may include statements for the period(s) following the consummation of the Business Combination. Forward- looking statements are based on the current expectations and beliefs of the management of GACQ, Luminex and GP Global, as applicable, and are inherently subject to a number of risks, uncertainties and assumptions, and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual financial condition, results of operations, earnings and/or prospects to be materially different from those expressed or implied by these forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The risks, uncertainties and/or assumptions include, but are not limited to, those described in “Risk Factors,” those discussed and identified in public filings made with the SEC by GACQ and the following:
•
expectations regarding Luminex’s and GP Global’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures;

•
Luminex’s and GP Global’s ability to invest in growth initiatives and pursue acquisition opportunities;

•
the occurrence of any event, change or other circumstances that could give rise to the termination of either Acquisition Agreement;

•
the outcome of any legal proceedings that may be instituted against GACQ, Luminex or GP Global following announcement of the Business Combinations and the transactions contemplated thereby;

•
the inability to consummate the Business Combinations due to, among other things, the failure to obtain the GACQ’s stockholder approval for the Proposals and/or certain regulatory approvals or satisfy other conditions to closing in the Acquisition Agreements;

•
the inability to obtain or maintain the listing of GACQ Common Stock on Nasdaq following the consummation of the Business Combinations;

•
the risk that the announcement and consummation of the Business Combinations disrupts Luminex’s or GP Global’s current plans and operations;

•
the ability to achieve the anticipated benefits of the Business Combinations, which may be affected by, among other things, competition and the ability of Luminex and GP Global to grow and manage growth profitably and retain its key employees;

•
costs related to the Business Combinations;

•
the amount of any redemptions by existing holders of GACQ Common Stock being greater than expected;

•
limited liquidity and trading of GACQ’s securities;

•
geopolitical risk and changes in applicable laws or regulations;

•
the possibility that GACQ, Luminex and/or GP Global may be adversely affected by other economic, business and/or competitive factors;

•
risks relating to the uncertainty of the projected financial information with respect to Luminex and GP Global;

•
risk that the COVID-19 pandemic, and local, state and federal responses to addressing the COVID-19 pandemic, may have an adverse effect on our, Luminex’s and GP Global’s business operations, as well as our and their financial condition and results of operations;

•
the outcome of any legal or regulatory proceedings to which either GACQ, Luminex and/or GP Global is, or may become, a party;

•
litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Luminex’s and GP Global’s resources; and

•
other risks that the consummation of the Business Combinations is substantially delayed or does not occur.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of GACQ, Luminex and/or GP Global prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.
All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this proxy statement and attributable to GACQ, Luminex, GP Global or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement. Except to the extent required by applicable law or regulation, GACQ, Luminex and GP Global undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

RISK FACTORS
You should carefully review and consider the following risk factors and the other information contained in this proxy statement, including the consolidated financial statements and the accompanying notes and matters addressed in the section titled “Cautionary Note Regarding Forward-Looking Statements,” in evaluating the Business Combination and the proposals to be voted on at the Meeting. The following risk factors apply to the business and operations of Luminex, GP Global and will also apply to the business and operations of the Combined Company following the consummation of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination and may have an adverse effect on the business, cash flows, financial condition and results of operations of the Combined Company following the consummation of the Business Combination. We, Luminex or GP Global may face additional risks and uncertainties that are not presently known to us, Luminex or GP Global or that we, Luminex or GP Global currently deem immaterial, which may also impair our, Luminex’s or GP Global’s business, cash flows, financial condition and results of operations.
Risks Related to Luminex’s Business and Operations
Unless the context otherwise requires, all references in this section of Risk Factors to “Luminex,” “it,” or “its” refer to Luminex and its subsidiaries prior to the consummation of the Business Combinations.
COVID-19 and Emerging Variant Related Risks
Luminex’s business may be unfavorably impacted by the fear of exposure to or actual effects of the COVID-19 pandemic or any other disease outbreak, epidemic, pandemic, or similar widespread public health concern.
Luminex’s business may be unfavorably impacted by the fear of exposure to or actual effects of the COVID-19 pandemic or any other disease outbreak, epidemic, pandemic, or similar widespread public health concern, such as reduced travel, limited gatherings or recommendations or mandates from governmental authorities to cease particular business activities. These impacts include, but are not limited to:
•
Significant reductions or volatility in demand for one or more of Luminex’s products, which may be caused by, among other things: the temporary inability of consumers to purchase Luminex’s products due to illness, store closures, quarantine or other travel restrictions, or financial hardship among customers, retailers and consumers, shifts in demand away from one or more of Luminex’s more discretionary or higher priced products to lower priced products, or stockpiling; if prolonged, such impacts can further increase the difficulty in planning Luminex’s operations, which may adversely impact Luminex’s business, results of operations, liquidity, and financial condition;

•
The inability to meet Luminex’s customers’ needs and achieve cost targets due to disruptions in Luminex’s manufacturing operations, supply arrangements as well as distribution centers caused by the loss or disruption of essential manufacturing and supply elements such as raw materials or other finished product components, transportation, workforce, or other manufacturing and distribution capability including as a result of governmental mandates to close certain of its manufacturing and distribution facilities;

•
Failure of third parties on which Luminex relies, including Luminex’s suppliers, distributors, contractors, and other external business partners, to meet their obligations to Luminex, or significant disruptions in their ability to do so, which may be caused by their own financial or operational difficulties, which may adversely impact Luminex’s business, results of operations, liquidity, and financial condition;

•
Significant changes in the political and labor conditions in markets in which Luminex manufactures, sells or distributes its products, including quarantines, lockdowns, governmental or regulatory actions, closures or other restrictions that limit or close its manufacturing and distribution operations,; restrict Luminex’s employees’ ability or willingness to travel or perform necessary business functions, or otherwise prevent Luminex’s facilities or Luminex’s third-party partners, suppliers, or customers from sufficiently staffing operations, including operations necessary for the production, distribution, sale, and support of Luminex’s products, which could adversely impact Luminex’s business, results of operations, liquidity, and financial condition;
•
Limitations or restrictions on public gatherings that may impede Luminex’s ability to sell in certain markets that heavily rely on traditional party-selling strategies, and thus may result in a decline or potential disruption in demand to Luminex’s products; or

•
The inability or reluctance of Luminex’s direct-selling consultants or their customers to host/attend in-person parties or gatherings, which have historically been a common method of direct-selling in Luminex’s party-plan markets.

There are no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have, and, as a result, the ultimate impact of the COVID-19 pandemic is highly uncertain and subject to change. The full extent of the COVID-19 pandemic’s impact on Luminex’s business is not yet known with regard to either its operations or the global economy as a whole. Despite Luminex’s efforts to manage and remedy these impacts, the ultimate impact of the COVID-19 pandemic could materially and adversely impact Luminex’s business, results of operations, liquidity, and financial condition. In this regard, the extent of the impact of the pandemic on Luminex’s business, results of operations, liquidity, and financial conditions will be primarily driven by the duration and severity of the COVID-19 pandemic, its impact on the U.S. and global economies and the timing, scope and effectiveness of federal, state and local governmental plans to administer vaccines to the general public, especially in areas where conditions have recently worsened and lockdowns or travel bans have been reinstituted.
Industry and Economic Risks
Luminex is subject to intense competition in a marketplace dominated by large retailers and e-commerce companies.
Luminex competes with numerous other manufacturers and distributors of consumer and commercial products, many of which are large and well-established. A proliferation of digitally native brands has further intensified the competitive landscape. Luminex’s principal retail customers are large mass merchandisers, discount stores, home centers, warehouse clubs, specialty retailers, wholesalers, commercial distributors, multi-level consultants and grocery store chains. These retail outlets, in addition to e-commerce and third party digital marketplaces, compete for Luminex’s consumers within the wholesale, direct-to-consumer platforms, and direct-selling segments of its business. The dominant share of the market represented by these large retailers, together with changes in consumer shopping patterns, has contributed to the formation of dominant multi-category retailers and e-commerce companies that have strong negotiating power with suppliers. Current trends among retailers and e-commerce companies include fostering high levels of competition among suppliers, demanding innovative new products and products tailored to each of their unique requirements, requiring suppliers to maintain or reduce product prices in response to competitive, economic, or other factors, and requiring product delivery with shorter lead times. Other trends are for retailers and e-commerce companies to import products directly from foreign sources and to source and sell products under their own private label brands, and at times at lower prices, that compete with Luminex’s products.
The combination of these market influences and retailer consolidation has created an intensely competitive environment in which Luminex’s principal retail customers continuously evaluate which product suppliers to use, resulting in downward pricing pressures and the need for consumer-meaningful brands, the ongoing introduction and commercialization of innovative new products, continuing improvements in category management and customer service, and the maintenance of strong relationships with large, high-volume purchasers. Luminex also faces the risk of changes in the strategy or structure of Luminex’s major customers, such as overall store and inventory reductions. The intense competition in the retail and e-commerce sectors may result in a number of customers experiencing financial difficulty or failing in the future. To address these challenges, Luminex must be able to respond to competitive factors, and the failure to respond effectively could result in a loss of sales, reduced profitability and a limited ability to recover cost increases through price increases.

Strategic and Operational Risks
Luminex earned approximately 44.7% of its revenue from two customers for the six months ended August 31, 2021, and if Luminex loses either of these customers or if it is unable to replace the revenue through the sale of its products to additional customers, Luminex’s business, results of operations, liquidity, and financial condition would be materially and adversely affected.
For the six months ended August 31, 2021, two customers accounted for approximately 44.7% of Luminex’s total revenue. This concentration of customers leaves Luminex exposed to the risks associated with the loss of either of these significant customers, which would materially and adversely affect Luminex’s business, results of operations, liquidity, and financial condition. If either of these customers were to significantly reduce their relationship with Luminex, or in the event that Luminex is unable to replace the revenue through the sale of its products to additional customers, Luminex’s business, liquidity, results of operations and financial condition could be negatively impacted, and such impact would likely be significant.
The loss of one or more of Luminex’s largest customers, or a reduction in the level of purchases made by these customers, could negatively impact the sales and profits of Luminex.
Luminex sells a large portion of its products to large regional and national retail corporations, including supermarkets, drug stores, mass merchandisers, warehouse clubs and hardware stores. Specifically, purchase commitments by several of these large customers that Luminex shares a long-established relationship with are generally placed using an individual purchase order model. As a result of this order model, these large customers may cancel their orders, change purchase quantities from forecast volumes, delay purchases for a number of reasons beyond Luminex’s control, switch suppliers, or change other terms of the business relationship. It follows that if sales to one or more of Luminex’s largest customers are reduced, this reduction may have a material adverse effect on Luminex’s business, liquidity, results of operations and financial condition. Further, any bankruptcy or other business disruption involving one of Luminex’s largest customers could adversely affect Luminex’s business, results of operations, liquidity, and financial condition, as well.
In addition, these customers make purchase decisions based on a combination of price, product quality, consumer demand, desired inventory levels and other factors that may be important to them at the time the purchase decisions are made. Changes in these customers’ strategies or purchasing patterns may adversely affect the sales of Luminex. For example, the customers may face financial or other difficulties, which may impact their operations and cause them to reduce their level of purchases, which could then adversely affect Luminex’s business, results of operations, liquidity, and financial condition.
Luminex cannot provide any assurance that it can continue to successfully meet the needs of customers or that customer demand will remain consistent. A substantial decrease in sales to any of Luminex’s largest customers could have a material adverse effect on Luminex’s business, results of operations, liquidity, and financial condition.
If Luminex does not continue as a leading manufacturer and distributor of home fragrance products or realize the anticipated benefits of advertising and promotion spend over the long term, Luminex’s business, results of operations, liquidity, and financial condition may suffer.
Luminex’s ability to compete successfully also depends increasingly on Luminex’s ability to develop, promote and maintain leading brands so that its retail and other customers will need Luminex products to meet consumer demand. Luminex’s leading brands allow Luminex to realize economies of scale in operations and the development and maintenance of such brands requires significant investment in brand-building and marketing initiatives. While Luminex plans to continue directing expenditures to advertising and promotion and other brand-building and marketing initiatives over the long term, the initiatives may not deliver the anticipated results and the results of such initiatives may not cover the costs of the increased investment.
Failure to further expand Luminex’s e-commerce business, despite increasing e-commerce investments, may materially and adversely affect Luminex’s market position, net sales, and financial performance.
The retail industry has rapidly evolved, and consumers have embraced shopping online and through mobile commerce applications. As a result, the portion of total consumer expenditures with retailers occurring through digital platforms is increasing, and the pace of this increase has accelerated. At the same time, the portion of retail business at traditional “brick and mortar” stores and shopping centers is decreasing.
Luminex’s strategy includes continued investment in e-commerce and investments in supporting technology initiatives. If these investments fail to adequately or effectively allow Luminex to further expand its e-commerce business, maintain or grow its overall market position or otherwise benefit Luminex, its market position, net sales and financial performance could be adversely affected.
Furthermore, the cost of certain e-commerce and technology investments may adversely impact Luminex’s financial performance in the short and long-term. There can be no assurance that investments in e-commerce infrastructure and technology will result in increased sales, through e-commerce or otherwise.
Luminex’s plan to execute a strategic transformation of the PartyLite go-to market strategy in select markets to enable customers to connect through online technology and social media may not be successful, which would materially adversely affect Luminex’s business, results of operations, liquidity, and financial condition.
Luminex is executing a strategic transformation plan in select markets to help reach the next generation of home fragrance consumers. Luminex is exploring various global initiatives in connection with such a transformation plan to reduce costs and improve cash flows. The plan’s initiatives include:
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Evolving to meet the needs of a new generation of consumers in order to keep PartyLite relevant and profitable;

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Investing in digital media and advertising to create consumer brand awareness and drive new customer acquisition;

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Accelerating the adoption of e-commerce as social-distancing requirements have become a major obstacle to traditional party-selling; and

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Re-aligning cost structure through consolidation of regions and simplification of compensation to support profitability.

These initiatives are further designed to reduce costs associated with selling and administrative expenses, and distribution and logistics, among other things. These initiatives may not be completed substantially as planned, may be more costly to implement than expected, or may not result in, in full or in part, the positive effects anticipated. Other major productivity, streamlining and divestment programs may also be required in the future to continue these initiatives. Such programs may require Luminex to implement a significant amount of organizational change, which could have a negative impact on employee engagement, divert management’s attention from other concerns, and if not properly managed, impact Luminex’s ability to retain key employees, cause disruptions in its day-to-day operations and have a negative impact on its business, results of operations, liquidity, and financial condition.
Luminex’s operating results can be adversely affected by changes in the cost or availability of raw materials, energy, transportation and other necessary supplies and services.
Luminex’s success is dependent, in part, on its continued ability to reduce its exposure to increases in the cost of raw materials, energy, transportation and other necessary supplies and services through a variety of programs, including periodic purchases, future delivery purchases, long-term contracts, sales price adjustments and certain derivative instruments, while maintaining and improving margins and market share. During periods of rising prices of raw materials, there can be no assurance that Luminex will be able to pass any portion of such increases on to its customers. Conversely, when raw material prices decline, customer demands for lower prices could result in lower sale prices and, to the extent Luminex has existing inventory, lower margins. As a result, fluctuations in raw material prices could have a material adverse effect on Luminex’s business, results of operations, liquidity, and financial condition.
Some of the products that Luminex manufactures require particular types of wax, glass, corrugate, fragrance, or other materials. Supply shortages for a particular type of material can delay production or cause increases in the cost of manufacturing Luminex’s products. Pricing and availability of finished goods, raw materials, energy, transportation and other necessary supplies and services for use in Luminex’s businesses can be volatile due to numerous factors beyond its control, including general, domestic and international economic conditions, natural disasters, labor costs, production levels, competition, consumer demand, currency exchange rates, international treaties, and changes in laws, regulations, and related interpretations.
Unfavorable shifts in industry-wide demand for Luminex’s products could result in inventory valuation risk.
Luminex evaluates ending inventories for excess quantities, impairment of value, and obsolescence. This evaluation includes analysis of sales levels by product and projections of future demand based upon input received from Luminex’s customers, sales team, and management. If inventories on hand are in excess of demand or slow moving, appropriate write-downs may be recorded. In addition, Luminex may write off inventories that are considered obsolete based upon changes in customer demand, product design changes that result in existing inventory obsolescence, or new product introductions, which eliminate demand for existing products. Remaining inventory balances are adjusted to approximate net realizable market value.
If future demand or market conditions are less favorable than Luminex’s estimates, inventory write-downs may be required. Luminex cannot be certain that obsolete or excess inventories, which may result from unanticipated changes in the estimated total demand for its products, will not affect it beyond the inventory charges that have already been recorded.
Risks related to the strength of the global retail sector or changes in foreign and financial market conditions could impair Luminex’s international operations and financial performance.
Luminex’s business depends on the strength of the global retail sector of the economy in various parts of the world including North America, Australia and Europe. This sector of the economy is affected primarily by factors such as consumer demand, which, in turn, can be affected by specific events or general economic conditions, including worldwide or country-specific economic instability.
Continued challenging global economic conditions, both inside and outside of the U.S., and potential volatility in domestic and/or foreign equity markets, may result in considerable pressure on consumer demand, which may have an adverse effect on demand for Luminex products, as well as its business, results of operations, liquidity, and financial condition. Luminex could also be negatively impacted by issues in specific countries or regions where economic growth has slowed or may slow. Further, current government economic and fiscal policies in certain economies, including stimulus measures and currency exchange rates and controls, may not be sustainable and, as a result, Luminex’s sales or profits related to those countries may decline. Consumer demand may also be impacted by other external factors such as war, terrorism, geopolitical uncertainties, public health issues, natural disasters, and other business interruptions. The impact of these external factors is difficult to predict, and one or more of these factors could adversely impact Luminex’s business, results of operations, liquidity, and financial condition.
In addition, Luminex’s global operations expose Luminex to risks associated with public health crises, such as pandemics and epidemics, which could harm its business and cause its operational results to suffer. For example, the potential duration and financial impact of the COVID-19 pandemic, and any new or emerging variants, are still uncertain.
Should any of these risks occur, Luminex’s ability to manufacture, source, sell or export its products or repatriate profits could be impaired. In addition, Luminex could experience a loss of sales and profitability from its international operations and/or it could experience a substantial impairment or loss of assets.
Financial Risks
Luminex has substantial indebtedness, which could materially and adversely affect Luminex and Luminex’s financial position, including decreasing business flexibility, impacting ratings and increasing borrowing costs.
At February 28, 2021, Luminex had $55.0 million in long-term debt, reflecting a reduction of approximately $19.0 million versus February 29, 2020. As of August 31, 2021, Luminex had approximately $74.0 million in long-term debt. Luminex’s substantial indebtedness has had, and could continue to have, important consequences for Luminex, including:

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limiting Luminex’s flexibility in planning for, or reacting to, adverse business and economic conditions or changes in its business and the industries in which it operates;

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placing Luminex at a competitive disadvantage compared to its competitors that have less debt; and

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limiting, along with the financial and non-financial covenants in Luminex’s debt documents, Luminex’s ability to incur additional expenses, make capital expenditures, effectuate new acquisitions and fund certain other general corporate purposes.

In addition, regulatory changes and/or reforms, such as the phase-out of the London Inter-bank Offered Rate, which is expected to occur by June 30, 2023, could lead to additional volatility in interest rates for Luminex’s pre-existing variable rate debt and other unpredictable effects.
If Luminex is unable to timely reduce its level of indebtedness, Luminex will be subject to increased demands on its cash resources, which could result in a breach of the financial and non-financial covenants in Luminex’s debt documents, or otherwise adversely affect Luminex’s business, results of operations, liquidity and financial condition going forward.
Luminex’s business may be adversely affected by a change in stated target interest rates or any adverse changes in fiscal policy or market conditions.
In response to the last global economic recession, extraordinary monetary policy actions of the U.S. Federal Reserve and other central banking institutions, including the utilization of quantitative easing, were taken to create and maintain a low interest rate environment. However, the U.S. Federal Reserve raised its benchmark interest rate nine times since December 2015, including four times in 2018, each time by a quarter of a percentage point, before reducing interest rates three times in 2019 and twice in 2020. In response to the COVID-19 pandemic, the U.S. Federal Reserve reduced its benchmark interest rate to 0% in March 2020 before voting in November 2020 to keep short-term interest rates anchored in a range between 0% and 0.25%. Further, the U.S. Federal Reserve has signaled that it will raise interest rates in 2022. Any change in the fiscal policies or stated target interest rates of the U.S. Federal Reserve or other central banking institutions, or market expectations of such change, are difficult to predict and may result in significantly higher long-term interest rates. Such a transition may be abrupt and may, among other things, reduce the availability and/or increase the costs of obtaining new debt and refinancing existing indebtedness. Further, an increase in increase in interest rates and adverse changes in fiscal policy or credit market conditions may negatively impact Luminex’s customers’ ability or desire to purchase its products.
Luminex is exposed to both foreign currency translation and transaction risks that may materially adversely affect Luminex’s business, results of operations, liquidity, and financial condition.
The reporting currency for Luminex’s financial statements is the U.S. dollar and Luminex has a material amount of assets, liabilities, revenues and costs that are denominated in currencies other than U.S. dollars, respectively. The preparation of Luminex’s Consolidated Financial Statements requires translation of those assets, liabilities, revenues and expenses into U.S. dollars at then-applicable exchange rates. Consequently, increases and decreases in the value of the U.S. dollar versus other currencies will affect the amount of these items in Luminex’s Consolidated Financial Statements, even if the value of such amounts has not changed in their original currency. These translations could result in significant changes to Luminex’s results of operations from period to period. Although Luminex may employ, at times, a variety of techniques to mitigate the impact of exchange rate fluctuations, Luminex cannot guarantee that such risk management strategies will be effective, and its business, results of operations, liquidity, and financial condition could be adversely impacted.
In addition, foreign currency transaction risk arises when Luminex and its subsidiaries enter into transactions where the settlement occurs in a currency other than U.S. dollars. Exchange differences (gains and losses) arising on the settlement of monetary items or on translation of monetary items at rates different from those at which they were translated on initial recognition during the period or in previous financial statements are recognized in the Consolidated Statement of Operations in the period in which they arise. Although Luminex may employ, at times, a variety of techniques to mitigate the impact of foreign currency transaction risk, including hedging, Luminex cannot guarantee that such risk management strategies will be effective, and its business, results of operations, liquidity, and financial condition could be adversely impacted.
Circumstances associated with divestitures and market exits could adversely affect Luminex’s business, results of operations, liquidity, and financial condition.
Luminex may decide to sell or discontinue businesses or exit certain markets in the future based on an evaluation of performance and strategic fit. Divestitures or discontinuations of businesses or products may result in asset impairments, including those related to goodwill and other intangible assets, and losses upon disposition, both of which could have an adverse effect on Luminex’s business, results of operations, liquidity, and financial condition. In addition, Luminex may encounter difficulty in finding buyers or executing alternative exit strategies at acceptable prices and terms and in a timely manner, and prospective buyers may have difficulty obtaining financing. Past and future divestitures and business discontinuations also involve additional risks, including the following:
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difficulties in the separation of operations, services, products and personnel;

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the retention of certain current or future liabilities in order to induce a buyer to complete a divestiture;

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the disruption of Luminex’s business;

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the potential loss of key employees; and

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disputes or litigation with the buyers.

Luminex may not be successful in managing these or any other significant risks that Luminex may encounter in divesting or discontinuing a business or exiting markets, which could have a material adverse effect on its business, results of operations, liquidity, and financial condition.
Legal, Tax and Regulatory Risks
Governmental investigations or actions by other third parties could have a material adverse effect on management and Luminex’s business operations.
Luminex is subject to various federal, state, and foreign laws and regulations. In the ordinary course of business, Luminex is also subject to formal and informal regulatory and governmental examinations, subpoenas, requests for documents, testimony or information, inquiries, investigations, threatened legal actions and proceedings. Responding to governmental investigations, voluntary document requests, subpoenas or actions by regulatory bodies may be time-consuming, expensive, and disruptive to Luminex’s operations and could divert the attention of management and key personnel from Luminex’s business operations.
Luminex’s businesses and operations are subject to regulation in the U.S. and abroad.
Changes in laws, regulations and related interpretations may alter the environment in which Luminex does business. This includes changes in environmental, data privacy, competitive and product-related laws, as well as changes in accounting standards, taxation, and other regulations. Accordingly, Luminex’s ability to manage regulatory, tax and legal matters (including environmental, human resource, product liability, patent, and other intellectual property matters), and to resolve any pending legal matters without significant liability could require Luminex to record significant reserves in excess of amounts accrued to date or pay significant fines during a reporting period, which could materially impact Luminex’s results. In addition, new regulations may be enacted in the U.S. or abroad that may require Luminex to incur additional personnel-related, environmental, or other costs on an ongoing basis, significantly restrict Luminex’s ability to sell certain products, or incur fines or penalties for noncompliance, any of which could adversely affect its business, results of operations, liquidity, and financial condition.
As a U.S.-based multinational company, Luminex is also subject to tax regulations in the U.S. and multiple foreign jurisdictions, some of which are interdependent. If there is a change in tax law or tax rates, Luminex’s business, results of operations, liquidity, and financial condition could be impacted. For example, The Organisation for Economic Co-operation and Development, an international association of

34 countries including the United States, has proposed changes to numerous long-standing tax principles. This proposal, if finalized and adopted by the associated countries, would impose a global minimum corporate tax rate of 15%, which could increase tax complexity and uncertainty and may adversely affect Luminex’s provision for income taxes. Luminex has U.S. tax net operating loss carry forwards from prior years that are subject to utilization limitation in future years. These limitations or changes to the related tax regulations could impact Luminex’s future cash flows, liquidity and financial condition.
Luminex’s business involves the potential for product recalls, product liability and other claims against it, which could affect its earnings, business, results of operations, liquidity, and financial condition.
As a manufacturer and distributor of consumer products, Luminex is subject to the U.S. Consumer Products Safety Act of 1972, as amended by the Consumer Product Safety Improvement Act of 2008, which empowers the U.S. Consumer Products Safety Commission to exclude from the market products that are found to be unsafe or hazardous, and similar laws under foreign jurisdictions. Under certain circumstances, the Consumer Products Safety Commission or a comparable foreign agency could require Luminex to repurchase or recall one or more of its products. Additionally, other laws and agencies regulate certain consumer products sold by Luminex in the United States and abroad, and more restrictive laws and regulations may be adopted in the future. Any repurchase or recall of Luminex’s products could be costly and damaging to its reputation. If Luminex is required to remove, or voluntarily removes, products from the market, its reputation could be tarnished and Luminex might have large quantities of finished products that could not be sold. Luminex also faces exposure to product liability claims in the event that Luminex products are alleged to have resulted in property damage, bodily injury, or other adverse effects.
In addition to the risk of substantial monetary judgments or fines or penalties that may result from any governmental investigations, product liability claims, or regulatory actions could result in negative publicity that could harm Luminex’s reputation in the marketplace, adversely impact the value of its end-user brands, or result in an increase in the cost of producing products. Similar to product liability claims, Luminex faces exposure to class action lawsuits related to the performance, safety, or advertising of Luminex products. Such class action suits could result in substantial monetary judgments, injunctions related to the sale of products and potentially tarnish Luminex’s reputation.
Although Luminex maintains product liability insurance in amounts that it believes are reasonable, Luminex cannot assure you that it will be able to maintain such insurance on acceptable terms, if at all, in the future or that product liability claims will not exceed the amount of insurance coverage. Luminex may not have insurance coverage for certain claims asserted in class action lawsuits. As a result, product liability claims and other product-related claims could have a material adverse effect on Luminex’s business, results of operations, liquidity, and financial condition. Luminex spends substantial resources ensuring compliance with governmental and other applicable standards. However, compliance with these standards does not necessarily prevent individual or class action lawsuits, which can entail significant cost and risk. As a result, these types of claims could have a material adverse effect on Luminex’s business, results of operations, liquidity, and financial condition.
Luminex’s product liability insurance program is an occurrence-based program based on current and historical claims experience and the availability and cost of insurance. Luminex cannot give assurance, however, that the future product liability experience after consummation of the Business Combinations will be consistent with past experience or that future claims and awards will not be material.
If Luminex is found to have infringed the intellectual property rights of others or cannot obtain necessary intellectual property rights from others, Luminex’s competitiveness could be negatively impaired.
If Luminex is found to have violated the trademark, trade secret, copyright, patent, or other intellectual property rights of others, directly or indirectly, including through the use of third-party marks, ideas, or technologies, such a finding could result in the need to cease use of such mark, trade secret, copyrighted work or patented invention in Luminex’s business, as well as the obligation to pay for past infringement. If rights holders are willing to permit Luminex to continue to use such intellectual property rights, they could require a payment of a substantial amount for continued use of those rights. Either ceasing use or paying such amounts could cause Luminex to become less competitive and could have a material adverse effect on Luminex’s business, results of operations, liquidity, and financial condition.

Even if Luminex is not found to infringe a third party’s intellectual property rights, claims of infringement could adversely affect its business. Luminex could incur significant legal costs and related expenses to defend against such claims, and also could incur significant costs associated with discontinuing to use, provide, or manufacture certain products, services, or trademarks even if Luminex is ultimately found not to have infringed such rights.
Luminex identified certain material weaknesses in its internal controls over financial reporting. If Luminex’s remediation of such material weaknesses is not effective, or if it fails to develop and maintain proper and effective internal controls over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable laws and regulations could be impaired, which may materially and adversely affect Luminex’s business and financial condition.
Luminex has identified material weaknesses in its internal controls over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim consolidated financial statements may not be prevented or detected on a timely basis.
Specifically, Luminex has not developed an entity level and financial reporting control environment that is designed and documented with an appropriate level of precision, including with respect to accounts receivable allowance reserves, inventory reserves, tax provisions, Swiss pension accounting, and certain other complex accounting issues, such as restructuring. Additionally, PartyLite’s financially significant systems contained material weaknesses in connection with documentation of user access, changes, processing failures and certain quality control safeguards, such as independent approval of manual entries.
These material weaknesses could result in a misstatement of Luminex’s financial statements and/or inappropriate or unauthorized access to Luminex’s significant financial systems, which could result in a material misstatement to the interim or annual consolidated financial statements or malicious or fraudulent activity that may not be able to be prevented or detected.
Luminex has taken significant steps to address these material weaknesses and expects to continue to implement its remediation plan, which Luminex believes will address such material weaknesses’ underlying causes. Luminex expects to engage external advisors to provide assistance in the areas of information technology, internal controls over financial reporting, and financial accounting in the short term and to evaluate and document the design and operating effectiveness of its internal controls and assist with the remediation and implementation of its internal controls as required. Luminex is evaluating the longer-term resource needs of its various financial functions. These remediation measures may be time consuming, costly, and might place significant demands on Luminex’s financial and operational resources. Although Luminex has made enhancements to its control procedures in this area, the material weaknesses will not be remediated until the necessary controls have been implemented and are operating effectively. Luminex does not know the specific time frame needed to fully remediate the material weaknesses identified.
While Luminex is designing and implementing measures to remediate its existing material weaknesses, it cannot predict the success of such measures at this time. Luminex can give no assurance that such measures will remediate any of the deficiencies in its internal control over financial reporting or that additional material weaknesses or significant deficiencies in its internal control over financial reporting will not be identified in the future. Luminex’s current controls and any new controls that it develops may become inadequate because of changes in conditions in its business. Any failure to develop or maintain effective controls or any difficulties encountered in their implementation or improvement could harm Luminex’s business, results of operations, liquidity, and financial condition or cause the Combined Company to fail to meet its reporting obligations.
General Risk Factors Related to Luminex’s Business and Operations
A cyber-attack or failure of one or more key information technology systems, networks, processes, associated sites or service providers could have a material adverse impact on Luminex’s business or reputation.
Luminex relies on information technology (“IT”) systems, networks and services, including Internet sites, data hosting and processing facilities and tools and other hardware, software and technical applications and platforms, some of which are managed, hosted, provided and/or used by third parties or their vendors, to assist in conducting its business. The various uses of these IT systems, networks and services include, but are not limited to:
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ordering and managing materials from suppliers;

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converting materials to finished products;

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marketing and selling products to consumers;

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shipping products to customers;

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processing transactions, including payment processing (such as credit card payments, electronic data interchanges, and other similar monetary transfer processes);

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summarizing and reporting results of operations;

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hosting, processing and sharing confidential and proprietary research, business plans and financial information;

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complying with regulatory, legal or tax requirements;

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transmitting information concerning payroll, human resource data, and other critical business information;

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providing data security; and

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handling other processes necessary to manage Luminex’s business.

Increased IT security threats and cyber-crime, including advanced persistent threats, computer viruses, ransomware, other types of malicious code, hacking, phishing, and social engineering schemes designed to provide access to Luminex’s networks or data, pose a potential risk to the security of its IT systems, networks and services, as well as the confidentiality, availability and integrity of its data. Cyber threats are becoming more sophisticated, are constantly evolving and are being made by groups and individuals with a wide range of expertise and motives, and this increases the difficulty of detecting and successfully defending against them. Luminex deploys technical and organizational measures to protect and help prevent unauthorized access to or loss of data, however, as techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until launched against a target, Luminex may be unable to anticipate these techniques or implement preventive measures. Furthermore, Luminex’s relationships with, and access provided to, third parties and their vendors may create difficulties in anticipating and implementing adequate preventive measures or fully mitigating harms after an attack or breach occurs.
Luminex cannot guarantee that current security efforts will prevent attacks and resulting breaches or breakdowns of its own, or its third-party service providers’, databases, or systems notwithstanding whether Luminex takes reasonable steps to prevent such attacks. Luminex’s operations involve the storage and transmission of employees’ and customers’ proprietary information, such as credit card and bank account numbers. Luminex’s payment services may be subject to credit card and other payment fraud schemes, including unauthorized use of credit cards, debit cards or bank account information, identity theft or merchant fraud. If the IT systems, networks or service providers relied upon fail to function properly, or if Luminex suffers a loss or disclosure of customers’ data or business information due to any number of causes, ranging from catastrophic events to power outages to security breaches, or the inability to effectively address these failures on a timely basis, Luminex may suffer interruptions in Luminex’s ability to manage operations, a risk of government enforcement action, litigation and possible liability, and reputational, competitive and/or business harm, which may adversely impact Luminex’s business, results of operations, liquidity, and financial condition. In addition, if any of Luminex’s suppliers or customers experience a breach or unauthorized disclosure or system failure, their businesses could be disrupted or otherwise negatively affected, which may result in a disruption in its supply chain or reduced customer orders or other business operations, which would adversely affect Luminex.
Luminex is subject to the laws of various countries where Luminex operates or does business related to solicitation, collection, processing, transferring, storing or use of consumer, customer, vendor or employee information or related data. Ensuring continual compliance with such countries’ data regulations may in the future require costly changes to Luminex’s security systems, policies, procedures, and practices.

Luminex may not be able to attract, retain and develop key personnel.
Luminex’s ability to successfully perform in the future depends in significant part upon the continued service of its executive officers and other key personnel. The loss of the services of one or more executive officers or other key employees could have a material adverse effect on Luminex’s business, results of operations, liquidity, and financial condition. Luminex’s success also depends, in part, on its continuing ability to attract, retain and develop highly qualified personnel. Competition for such personnel is intense, and there can be no assurance that Luminex can retain key employees or attract, incorporate, and retain other highly qualified personnel in the future.
Damage to Luminex’s reputation or loss of consumer confidence could have an adverse effect on its business.
Maintaining Luminex’s strong reputation with consumers, customers and suppliers worldwide is critical to its continued success. Adverse publicity about Luminex or its brands, products, corporate practices, or any other issue that may be associated with Luminex, whether or not deserved, could jeopardize that reputation. Such adverse publicity could come from traditional sources such as government investigations or public or private litigation, but may also arise from negative comments on social media regarding Luminex or its brands.
Additionally, due to the scale and scope of its business, Luminex must rely on relationships with third parties, including suppliers, distributors, contractors, and other external business partners, for certain functions. While Luminex has policies and procedures for managing these relationships, such relationships inherently involve a lesser degree of control over business operations, governance, and compliance, thereby potentially increasing Luminex’s reputational and legal risk. If third parties fail to comply with Luminex’s policies and procedures or similar compliance requirements set forth by its customers, Luminex could potentially suffer significant losses of business and revenue from certain customers.
Finally, there has been an increased focus from certain investors, customers, consumers, employees, and other stakeholders concerning corporate citizenship and sustainability matters. From time to time, Luminex may announce certain initiatives regarding such focus areas, which may include environmental matters, packaging, responsible sourcing, and social investments. For example, in August 2020, Luminex committed to guaranteeing that its candles and flameless fragrance products never contain questionable ingredients such as parabens, phthalates, sulfates, or animal-derived ingredients in order to make such products safer and more sustainable. Luminex could fail, or be perceived to fail, in achieving this initiative or could fail in accurately reporting ongoing progress on such initiatives and goals. In addition, Luminex could be criticized for the scope of this and other such initiatives or perceived as not acting responsibly in connection with these matters. Luminex’s reputation and business could be negatively impacted by such developments and may be required to invest significant resources to repair such impacts.
Damage to Luminex’s reputation or a loss of consumer confidence in its brands could adversely affect its business, results of operations, liquidity, and financial condition, as well as require resources to repair the harm.
Luminex’s operations could be adversely impacted by material and component price volatility and availability, as well as supplier concentration.
The production of certain of Luminex’s products are dependent on a limited number of key third-party suppliers and vendors. As a result of this concentration in Luminex’s supply chains, its business and operations could be negatively affected if any key suppliers were to experience significant disruptions affecting the price, quality, availability or timely delivery of their products or raw materials. The partial or complete loss of any one of Luminex’s key suppliers, or a significant adverse change in the relationship with any of these suppliers, through consolidation or otherwise, may limit Luminex’s ability to manufacture and sell certain of its products and may further negatively affect Luminex’s business, results of operations, liquidity and financial condition.
Global climate change and related legal and regulatory developments could negatively affect Luminex’s business, results of operations, liquidity, and financial condition.
Concerns over environmental pollution and climate change have produced significant legislative and regulatory efforts on a global basis, and Luminex believes that this trend will continue both in scope and in the number of countries participating. Climate change resulting from increased concentrations of carbon dioxide and other greenhouse gases in the atmosphere could present risks to Luminex’s future operations from natural disasters and extreme weather conditions, such as hurricanes, tornadoes, earthquakes, wildfires or flooding. Such extreme weather conditions could pose physical risks to Luminex’s manufacturing facilities and disrupt operation of Luminex’s supply chain and may impact operational costs. The potential impacts of climate change on the price and availability of Luminex’s raw materials may result in shortages, which could in the future impact its ability to access sufficient quantities of such materials in certain locations and result in increased costs. Concern over climate change could result in new legal or regulatory requirements intended to mitigate the effects of climate change on the environment. If such laws or regulations are more stringent than any current legal or regulatory requirements, Luminex may experience increased compliance burdens and costs in order to comply with such regulatory obligations. Further, increased environmental regulatory requirements may adversely affect raw material sourcing, manufacturing operations and the distribution of Luminex’s products.
Risks Related to GP Global’s Business and Operations
Business and Industry Risks
Our future growth and profitability may be affected by changing market dynamics, changing consumer behavior and new entrants into the market or current competitors developing better product offerings.
Consumer tastes are continuously evolving and changing and consumer purchase behavior is also being influenced by social media and evolving technologies in e-commerce. While we strive to be in the forefront of these trends and continue to build on our product portfolio and grow our digital e-commerce business, we face stiff competition from established and new emerging brands. Many of these brands and companies have substantial resources, experienced management, strong marketing, and strong product development capabilities. If we fail to meet consumer expectations for the customer experience through digital or other sales channels, our growth may be impacted through the loss of existing customers or inability to attract new customers.
We have an overreliance on certain large retail clients, especially in the US, and if we are unable to maintain these relationships or existing players and new competitors are able to supply them with better products and/or better pricing compared to us, we may not be able to maintain our market position and lose business resulting in fall in revenues and profitability.
We market most of our products through large retail chains in the US, Europe and other parts of the world. While we have long term relationships with all these retailers spanning 5-15 years, we need to compete and submit bids for these sales programs every year. We continue to face competition from a number of established players in the market as well as new emerging players from low cost destinations like China and Vietnam which may have better manufacturing facilities, new product capabilities and better managed supply chains compared to us and therefore, may be able to offer better pricing and product offerings to our retail clients which will affect our ability to meet our growth and profitability targets.
The retail segment globally, but specifically in the US, is also facing severe challenges in maintaining growth and profitability in the face of increasing share of e-commerce. This is expected to put pressures on margins and profitability for us, as retailers push back on their suppliers to provide better pricing and better quality products and we may not be able to absorb these pressures on our margins and profitability resulting in revenue decline and/or losses for GP Global.
We rely on consumer discretionary spending, which may be adversely affected by economic downturns and other macroeconomic conditions or trends.
Our business and operating results are subject to global economic conditions and their impact on consumer discretionary spending. Some of the factors that may negatively influence consumer spending include high levels of unemployment, higher consumer debt levels, reductions in net worth, declines in asset values and related market uncertainty, home foreclosures and reductions in home values, fluctuating interest rates and credit availability, fluctuating fuel and other energy costs, fluctuating commodity prices and general uncertainty regarding the overall future of the political and economic environment. Consumer purchases of discretionary items generally decline during periods of economic uncertainty, when disposable income is reduced or when there is a reduction in consumer confidence. If consumer purchases of subscriptions and products decline, our revenue may be adversely affected.
For example, the outbreak of the novel coronavirus (“COVID-19”) has negatively affected economic conditions regionally as well as globally and has caused a reduction in consumer spending and thereby materially harming our business, financial condition, results of operations and prospects.
A large part of our future growth is based on successfully entering into new product categories like personal care, home care, and pet care; with our existing retail relationships. We may not be able to grow the revenues from these new product categories.
The success of new product and service introductions depends on a number of factors, including timely and successful development, market acceptance, our ability to manage the risks associated with new product production ramp-up issues, the availability of raw materials, the effective management of purchase commitments and vendor relationships in line with anticipated product demand, the availability of products in appropriate quantities and at expected costs to meet anticipated demand, and the risk that new products may have quality or other defects or deficiencies. If our new products are not well received, or if we are unable to introduce them in a cost-effective manner, we may not be able to generate the revenues as expected and may in fact recognize losses for some time. This could have an adverse effect on our financial conditions and results of operations.
In addition, our expenses will increase as the company builds more infrastructure to enter into new product categories and develop new products. For example, the company may hire additional employees, and lease more space for manufacturing and invest in new machinery. This poses a risk to the financial forecasts and current financial model of the company.
We have experienced significant growth in our India business over the last three (3) years, and future growth and profitability will depend on our ability to keep expanding our India business. However, we may not be able to acquire new customers or add new product offerings to our portfolio as expected and this will adversely affect our ability to acquire new business and therefore, the performance of the business may be adversely affected.
We have, over the last 3 years, been able to grow our revenues and client base in India by providing best quality products, adhering to international quality standards at competitive pricing to brands and retailers in India. This enabled us to grow our revenues from India based business by >100% CAGR. However, there is no guarantee that we will be able to continue to maintain our competitive advantage over other players, as there are more established players in the market with more financial resources and capabilities who can provide better pricing and better products to our customers. If we are not able to maintain our competitive advantages, we will lose business, resulting in overall underperformance and lower profitability or losses.
Our gross profit margins may be impacted by a variety of factors, including but not limited to variations in raw material pricing, retail customer requirements and mix, sales velocities and required promotional support.
We expect that our gross profit as a percentage of net sales could fluctuate as a result of competition and other factors described herein. Our gross profit is impacted by a number of factors, including product pricing, the availability and cost of commodities, raw materials pricing (including ingredients and packaging), labor costs, energy costs and shipping and logistic costs. Further, our gross profit margin may be impacted by shifts in the overall mix of products having a higher or lower profit margin. Should the competitive dynamic change in our industry (which could impact our margins through forces including but not limited to requiring us to alter our pricing strategy, offering a greater percentage of lower profit margin products in our overall product mix, or requiring additional promotional activity), raw materials prices increase dramatically, or any of our customer relationships or relationships with our retail clients and independent channels change materially, then we may not be able to continue to operate at our current margins. We may be able to pass some or all raw material, energy and other input cost increases to customers by increasing the selling prices of our products or decreasing the size of our products; however, higher product prices or decreased product sizes may cause us to be less competitive with our peers and result in a reduction in sales volume or consumption, or increased packaging costs. If we are not able to increase our selling prices or reduce product sizes sufficiently, or in a timely manner, to offset increased raw material, packaging, energy or other input costs, including freight, direct labor, overhead and employee benefits, or if our sales volume decreases significantly, there could be a negative impact on our financial condition and results of operations.
We have limited control over our suppliers, manufacturers, and logistics providers, which may subject us to significant risks, including the potential inability to produce or obtain quality products on a timely basis or in sufficient quantity in order to meet demand.
We have limited control over our suppliers, manufacturers, and logistics providers, which subjects us to risks, such as the following:
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inability to satisfy demand for our products or other products or services that we currently offer or may offer in the future;

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reduced control over delivery timing and product reliability;

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reduced ability to monitor the manufacturing process and components used in our products;

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limited ability to develop comprehensive manufacturing specifications that take into account any materials shortages or substitutions;

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variance in the manufacturing capability of our third-party manufacturers;

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price increases;

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failure of a significant supplier, manufacturer, or logistics provider to perform its obligations to us for technical, market or other reasons;

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difficulties in establishing additional supplier, manufacturer or logistics provider relationships if we experience difficulties with our existing suppliers, manufacturers, or logistics providers;

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shortages of materials or components;

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misappropriation of our intellectual property;

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exposure to natural catastrophes, pandemics, political unrest, terrorism, labor disputes, and economic instability resulting in the disruption of trade from foreign countries in which our products are manufactured or the components thereof are sourced;

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changes in local economic conditions in the jurisdictions where our suppliers, manufacturers, and logistics providers are located;

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the imposition of new laws and regulations, including those relating to labor conditions, quality and safety standards, imports, duties, tariffs, taxes, and other charges on imports, as well as trade restrictions and restrictions on currency exchange or the transfer of funds; and

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insufficient warranties and indemnities on ingredients or components supplied to our manufacturers or performance by these parties.

Disruption to our manufacturing operations, supply chain or distribution channels could impair our ability to produce or deliver finished products and negatively impact our operating results.
Disruption to our manufacturing operations, our supply chain or our distribution channels, could result from, among other factors, the following: (i) natural disaster; (ii) pandemic, or epidemic or other outbreak of disease; (iii) adverse developments in commodity crops or other significant ingredient shortfall, due to factors such as famine or climate conditions affecting agricultural materials; (iv) fire or explosion; (v) terrorism or other acts of violence; (vi) labor strikes or other major labor disruptions; (vii) unavailability of raw or packaging materials; (viii) operational or financial instability of key suppliers, and other vendors or service providers, including third-party distributors, brokers, wholesalers and logistics companies; (ix) government action or economic or political uncertainties or instability affecting the manufacture, distribution or sale of our products; (x) power, fuel or water shortages; (xi) unanticipated failures to comply with regulatory requirements; and (xii) changes requiring unexpected shifts in production planning which could impact our ability to meet product demand in a cost-effective manner. If we are unable, or find that it is not financially feasible, to effectively plan for or mitigate the potential impacts of such disruptive events on our manufacturing operations or supply chain, our financial condition and results of operations could be negatively impacted.
Our products and services may be affected from time to time by design and manufacturing defects that could adversely affect our business and result in harm to our reputation.
Any defects could make our products and services unsafe, create a risk of environmental or property damage and personal injury, and subject us to the hazards and uncertainties of product liability claims and related litigation. We maintain general liability insurance; however, design and manufacturing defects, and claims related thereto, may subject us to judgments or settlements that result in damages materially in excess of the limits of our insurance coverage. In addition, we may be exposed to recalls, product replacements or modifications, write-offs of inventory, property, plant and equipment, or intangible assets, and significant warranty and other expenses such as litigation costs and regulatory fines. If we cannot successfully defend any large claim, maintain our general liability insurance on acceptable terms, or maintain adequate coverage against potential claims, our financial results could be adversely impacted. Further, quality problems could adversely affect the experience for users of our products and services, and result in harm to our reputation, loss of competitive advantage, poor market acceptance, reduced demand for our products, delay in new product introductions, and lost revenue.
The seasonal nature of our business could cause operating results to fluctuate.
We have experienced and continue to expect fluctuations in quarterly results of operations due to the seasonal nature of our business. The months of September to mid-December result in the greatest retail sales due to increased consumer spending on our products during the winter and holiday season. This seasonality could cause the post combination company’s share price to fluctuate as the results of an interim financial period may not be indicative of its full year results. Seasonality also impacts relative revenue and profitability of each quarter of the year, both on a quarter-to-quarter and year-over-year basis.
Our operating results could be adversely affected if we are unable to accurately forecast consumer demand for our products and services and adequately manage our inventory.
To ensure adequate inventory supply, we must forecast inventory needs and expenses and place orders sufficiently in advance with our suppliers and manufacturers, based on our estimates of future demand for particular products and services. Failure to accurately forecast our needs may result in manufacturing delays or increased costs. Our ability to accurately forecast demand could be affected by many factors, including changes in consumer demand for our products and services, changes in demand for the products and services of our competitors, unanticipated changes in general market conditions, and the weakening of economic conditions or consumer confidence in future economic conditions. This risk may be exacerbated by the fact that we may not carry a significant amount of inventory and may not be able to satisfy short-term demand increases. If we fail to accurately forecast consumer demand, we may experience excess inventory levels or a shortage of products available for sale.
Inventory levels in excess of consumer demand may result in inventory write-downs or write-offs and the sale of excess inventory at discounted prices, which would cause our gross margins to suffer and could impair the strength and premium nature of our brand. Further, lower than forecasted demand could also result in excess manufacturing capacity or reduced manufacturing efficiencies, which could result in lower margins. Conversely, if we underestimate consumer demand, our suppliers and manufacturers may not be able to deliver products to meet our requirements or we may be subject to higher costs in order to secure the necessary production capacity. An inability to meet consumer demand and delays in the delivery of our products to our customers could result in reputational harm and damaged customer relationships and have an adverse effect on our business, financial condition, and operating results.
The loss of any of our management team, an inability to execute an effective succession plan, or an inability to attract and retain qualified personnel could adversely affect our operations, strategy and business.
Our operations, strategy and business will depend to a significant degree on the skills and services of the current management of our Subsidiaries, including the current Chief Executive Officer, President, and Chief Marketing Officer, who will all continue in such positions after the Business Combination.

At present, our management team is small, and we will need to continue to grow the management in order to alleviate pressure on our existing management team and in order to continue to develop our business and execute on any future identification and expansion into other potential air care or other opportunities. If our management, including any new hires that we may make, fails to work together effectively or to execute our plans and strategies on a timely basis, our business could be harmed. Furthermore, if we fail to execute an effective contingency or succession plan with the loss of any member of management, the loss of such management personnel may significantly disrupt its business.
The loss of key members of management could inhibit our business. Our future success also depends in large part on its ability to attract, retain and motivate key management and operating personnel. As we continue to develop and expand our operations, we may require personnel with different skills and experiences, and who have a sound understanding of our business and the industry. The market for highly qualified personnel in this industry is very competitive, and we may be unable to attract and retain such personnel. If we are unable to attract and retain such personnel, our business could be harmed.
We may not be able to attract and retain the highly skilled people we need to support our business.
We depend on the skills and continued service of key personnel, including our experienced management team. In addition, our ability to achieve our strategic and operating goals depends on our ability to identify, hire, train and retain qualified individuals. We also compete with other companies both within and outside of our industry for talented personnel, and we may lose key personnel or fail to attract, train and retain other talented personnel. Any such loss or failure may adversely affect our business or financial results. We may also lose the service of key personnel and significant portions of our workforce for extended periods of time due to pandemics, epidemics or other disease outbreaks. In addition, activities related to identifying, recruiting, hiring and integrating qualified individuals may require significant time and expense. We may not be able to locate suitable replacements for any key employees who leave or suffer extended illness or disability, or offer employment to potential replacements on reasonable terms, each of which may adversely affect our business and financial results.
We have generated operating losses in FY20 and FY21 and may generate operating losses in the foreseeable future.
We have not been able to generate operating profits on a consolidated basis in FY20 and FY 21 on account of various factors including liquidity constraints and the onset of the COVID-19 pandemic. As a result of this, we had to undergo debt restructuring in FY22. We also raised funding from a reputed private equity fund during FY22. While this has helped release some liquidity in the business, we may continue to incur losses in the future especially if the growth plans of the business do not work out as expected.
In addition, when we generate profits, we may not be able to sustain them. Our expenses will increase as GACQ builds an infrastructure to implement the business model. For example, we will need to hire additional employees, expand information technology systems, expand our data security and lease more space for our manufacturing operations. In addition, GACQ plans to significantly increase our operating expenses to:
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fully develop and broaden our product offerings;

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acquire new customers;

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explore opportunities and alliances with other companies; and

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facilitate business arrangements.

We manufacture our products at, and distribute these products from, several locations in the U.S. and internationally.
Any disruption at any of these facilities, or manufacturing delays could adversely affect the business and operating results. These facilities may be affected by natural or man-made disasters and other external events. In the event that one of the manufacturing facilities was affected by a disaster or other event, we could be forced to shift production to the other manufacturing facilities. Although we expect to maintain insurance for damage to our property and disruption of our business from casualties, such insurance may not be sufficient to cover all of the potential losses. Any disruption in our manufacturing capacity could have an adverse impact on our ability to produce sufficient inventory of our products or may require us to incur additional expenses in order to produce sufficient inventory, and therefore, may adversely affect our net sales and operating results. Any disruption or delay at our manufacturing facilities could impair our ability to meet the demands of our customers, and the customers may cancel orders or purchase products from our competitors, which could adversely affect our business and operating results.
While we have multiple sources of revenue from our business and operations, these sources of revenue currently all depend on a few operating structures and any disruption to our structures could have a material adverse effect on our business and operations, as well as our results of operations and financial condition.
While we realize multiple sources of revenue from our business and operations, each current source of revenue is dependent on the continuing operations of our facilities. Further, equipment used in the operations of the manufacturing plants may also suffer breakdown or malfunction, physical disaster and sabotage. Substantially all of the manufacturing operations of our business are operated with computer systems that may be subject to data security breaches, computer malfunction and viruses, and generally require continual software updates and maintenance. Repairing, replacing or otherwise fixing or addressing any of these or other issues may require the allocation of significant time, capital or other resources, such as technical capability, and during such period of time, we would be unable to operate our manufacturing facilities and generate revenue. We may not have the adequate capital or other resources to fix or otherwise address these factors or issues in a timely manner or at all, and we may not have access to the necessary parts or equipment that are required to fix or otherwise address such factors or issues. Some of the parts and equipment necessary to operate the power plant may require long lead-times in order to acquire, either due to availability, production time or cycles, shipping or other factors, thereby making such parts or equipment difficult to acquire in a timely manner or on a cost-effective basis, if available at all. Any disruption to our plants would cause a suspension of revenue generating activity and would have a material adverse effect on the business and operations of the business, as well as our results of operations and financial condition.
We face risks and disruptions related to the COVID-19 pandemic and supply chain issues, including materials and other components, which could significantly impact our operations and financial results.
Our business was adversely impacted by the effects of the COVID-19 pandemic, in particular as a result of a decline in the availability of materials and may continue to be adversely impacted in the future. The COVID-19 pandemic outbreak has and may continue to adversely affect the economies of many countries, resulting in an economic downturn that may have an adverse effect on financial markets, energy and supply prices, the demand for products and other factors that could impact our operating results.
Our third-party manufacturers, suppliers, sub-contractors and customers have been disrupted by worker absenteeism, quarantines, restrictions on employees’ ability to work, office and factory closures, disruptions to ports and other shipping infrastructure, border closures, or other travel or health-related restrictions. Depending on the magnitude of such effects on our supply chain, shipments of materials, as well as any new equipment we purchase, may be delayed. As our equipment require repair or become obsolete and require replacement, our ability to obtain adequate replacements or repair parts from their manufacturer may therefore be hampered. Supply chain disruptions could therefore negatively impact our operations.
Future acquisitions or investments contain inherent strategic, execution, and compliance risks that could disrupt our business and harm our financial condition.
We may pursue acquisitions or investments to grow our business in line with our strategic objectives. There is no guarantee that these acquisitions or investments will achieve the desired return sought. Or, these acquisitions or investments could cause additional risk due to the liabilities or unforeseen expenses such acquisitions or investments may bring, such as higher than expected costs due to market competition for the acquisition/investment, regulatory approval requirements, delays in implementation, lost opportunities that could have been pursued with cash being used, litigation or regulatory enforcement post-acquisition or investment, contingent liabilities, implementation cost, misalignment of culture, loss of technology through theft or trade secrets exchanged, loss of key partners/vendors, currency exchange rate for foreign investment, timing within overall economic environment, carrying costs, and tax liabilities. Additionally, the risks from future acquisitions or investments could result in impairment charges against goodwill or increases in the liabilities on our consolidated balance sheet, as well as missed earnings results.
Operation of manufacturing and distribution facilities involves significant risks and hazards that could disrupt or have a material adverse effect on our revenues and results of operations, and we may not have adequate insurance to cover these risks and hazards. Our employees, contractors, customers and the general public may be exposed to a risk of injury due to the nature of its operations.
The conduct of our operations, including operation of our manufacturing plant, information technology systems and other assets is subject to a variety of inherent risks. These risks include the breakdown or failure of equipment, accidents, potential physical injury, hazardous spills and exposures, fires, property damage, security breaches, viruses or outages affecting information technology systems, labor disputes, obsolescence, delivery/transportation problems and disruptions of fuel supply, performance below expected levels or other financial liability, and may be caused to or by employees, customers, contractors, vendors, contractual or financial counterparties, other third parties, weather events or acts of God.
Operational disruptions or similar events may impact our ability to conduct our businesses efficiently and lead to increased costs, expenses or losses.
These and other hazards can cause significant personal injury or loss of life, severe damage to and destruction of property, plant and equipment, contamination of, or damage to, the environment and suspension of operations. Further, the employees and contractors of our operating affiliates work in, and customers and the general public may be exposed to, potentially dangerous environments at or near our operations. As a result, employees, contractors, customers and the general public are at risk for serious injury, including loss of life.
The occurrence of one or more of these events may result in our or our affiliates being named as a defendant in lawsuits asserting claims for substantial damages, including for environmental clean-up costs, personal injury and property damage and fines and/or penalties. We maintain an amount of insurance protection that we consider adequate, but we cannot provide any assurance that our insurance will be sufficient or effective under all circumstances and against all hazards or liabilities to which we may be subject and, even if we do have insurance coverage for a particular circumstance, it may be subject to a large deductible and maximum cap. A successful claim for which we are not fully insured could hurt our financial results and materially harm our financial condition. Further, due to rising insurance costs and changes in the insurance markets, we cannot provide any assurance that our insurance coverage will continue to be available at all or at rates or on terms similar to those presently available. Any losses not covered by insurance could have a material adverse effect on our financial condition, results of operations or cash flows.
During the pendency of the Business Combination, GACQ will not be able to enter into a business combination with another party because of restrictions in the GP Global SPA. Furthermore, certain provisions of the GP Global SPA will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the GP Global SPA.
Covenants in the GP Global SPA impede the ability of GACQ to make acquisitions or complete other transactions that are not in the ordinary course of business pending completion of the Business Combination. As a result, GACQ may be at a disadvantage to its competitors during that period. In addition, while the GP Global SPA is in effect, neither GACQ nor the Target Companies may solicit, assist, facilitate the making, submission or announcement of, or intentionally encourage any alternative acquisition proposal, such as a merger, material sale of assets or equity interests or other business combination, with any third party, even though any such alternative acquisition could be favorable to GACQ’s stockholders than the Business Combination. In addition, if the Business Combination is not completed, these provisions will make it more difficult to complete an alternative business combination following the termination of the GP Global SPA due to the passage of time during which these provisions have remained in effect.
Technology & System Risks
We may be subject to cyberattacks, and our reliance on third party providers for technology and service means our operations could be disrupted due to the lack of resiliency in the operations of other companies, or a breach in their obligations to us, and could impair the operability of our website and other technology-based operations.
Thirty Percent (30%) of our sales come from our website and our plan is to aggressively grow our D2C business across our own brands and brands we have acquired through the Luminex acquisition. Cyberattacks, denial-of-service attacks, ransomware attacks, business email compromises, computer malware, viruses, social engineering (including phishing) and other malicious internet-based activity are prevalent in our industry and such attacks continue to increase.
We also utilize third-party providers to host, transmit, or otherwise process electronic data in connection with our business activities. We or our vendors and business partners may experience attacks, unavailable systems, unauthorized access or disclosure due to employee or other theft or misuse, denial-of-service attacks, sophisticated attacks by nation-state and nation-state supported actors, and advanced persistent threat intrusions. Despite our efforts to ensure the security, privacy, integrity, confidentiality, availability, and authenticity of information technology networks and systems, processing and information, we may not be able to anticipate, or to implement, preventive and remedial measures effective against all data security and privacy threats. We cannot guarantee that the recovery systems, security protocols, network protection mechanisms, and other security measures that we have integrated into our systems, networks, and physical facilities, which are designed to protect against, detect and minimize security breaches, or those of our vendors and business partners, will be adequate to prevent or detect service interruption, system failure, data loss or theft, or other material adverse consequences.
No security solution, strategy, or measures can address all possible security threats or block all methods of penetrating a network or otherwise perpetrating a security incident. The risk of unauthorized circumvention of our security measures, or those of our third-party providers, clients, and partners has been heightened by advances in computer and software capabilities and the increasing sophistication of hackers who employ complex techniques, including without limitation, the theft or misuse of personal and financial information, counterfeiting, “phishing” or social engineering incidents, ransomware, extortion, publicly announcing security breaches, account takeover attacks, denial or degradation of service attacks, malware, fraudulent payment, and identity theft.
If cyberattacks on our systems occur in the future our reputation could suffer irreparable harm, causing our current and prospective customers may refuse to work with us or purchase from us. Further, we may be required to expend significant financial and operational resources in response to a security breach, including repairing system damage, increasing security protection costs by deploying additional personnel and protection technologies, and defending against and resolving legal and regulatory claims, all of which could be costly and divert resources and the attention of our management and key personnel away from business operations.
We depend on Third-Party Providers for a reliable internet infrastructure and the failure of these Third Parties, or the Internet in general, for any reason could significantly impair our ability to conduct our business.
We may outsource some or all of our online presence and data management to third parties who host the actual servers and provide power and security in multiple data centers in each geographic location. These third-party facilities could require uninterrupted access to the Internet. If the operation of the servers is interrupted for any reason, including natural disaster, financial insolvency of a third-party provider, or malicious electronic intrusion into the data center, our business could be significantly adversely affected. As has occurred with many Internet-based businesses, we may be subject to “denial-of-service” attacks in which unknown individuals bombard our computer servers with requests for data, thereby degrading the servers’ performance. We cannot be certain it will be successful in quickly identifying and neutralizing these attacks. If either a third-party facility failed, or our ability to access the Internet was interfered with because of the failure of Internet equipment in general or if we become subject to malicious attacks of computer intruders, our business and operating results could be materially adversely affected.
We may need substantial investment in our IT infrastructure to integrate seamlessly with the GACQ platform and our other subsidiaries to avail of the revenue and cost synergies of the Business Combination.
We use various third-party platforms, software solutions and tools to manage our accounting system, warehouse and fulfilment and business analytics, which again differ across our various subsidiaries. We will need to make substantial investment to upgrade and standardize our IT infrastructure so that it is able to integrate seamlessly into the GACQ platform. Investment required for upgrading our IT infrastructure may be substantially large and will result in increase of costs for the business which may not be off-set by the expected revenue growth and cost savings expected to be derived from integrating into GACQ platform resulting in lower profitability for the business.
Financial Risks
As we continue to grow operations in different geographic locations, additional risk related to foreign currencies may have an impact on revenue and our results of operations.
The reporting currency for GACQ’s consolidated financial statements is the U.S. Dollar. We have substantial assets, liabilities, revenues and costs denominated in currencies other than U.S. Dollars. To prepare our consolidated financial statements, we must translate those assets, liabilities, revenues and expenses into U.S. Dollars at then-applicable exchange rates. Consequently, increases and decreases in the value of the U.S. Dollar versus other currencies will affect the amount of these items in our consolidated financial statements, even if their value has not changed in their original currency. These translations could result in significant changes to our results of operations from period to period. In addition, from time to time, we enter into foreign exchange contracts to hedge the risk of unfavorable foreign currency exchange rate movements.
We may require additional capital in the future, which may not be available or may only be available on unfavorable terms. We may also encounter difficulty in obtaining funds to meet our commitments.
We are exposed to the credit risk, or liquidity risk, through our banking partners. If we were to experience operating losses and are not able to generate additional liquidity through a capital raise or other cash infusion, we may need to secure additional sources of funds, which may or may not be available. Additionally, a failure to generate additional liquidity could negatively impact our ability to operate the business.
To the extent that cash flows generated by our operations are insufficient to fund future operating requirements, or that our capital position is adversely impacted by a decline in the fair value of our investment portfolio, losses from catastrophe events or otherwise, we may need to raise additional funds. We also may be required to liquidate fixed maturity securities, which may result in realized investment losses. Any further sources of capital, including capacity needed for letters of credit, if available at all, may be on terms that are unfavorable to us. Our access to additional sources of capital will depend on a variety of factors, such as market conditions, the general availability of credit, the availability of credit to the industries in which we operate, our results of operations, financial condition, credit ratings and credit capacity, as well as pending litigation or regulatory investigations. Our ability to borrow under our revolving credit facility and letter of credit facilities is contingent on our compliance with the covenants and other requirements under those facilities. Similarly, our access to capital may be impaired if regulatory authorities or rating agencies take negative actions against us.
Our inability to obtain adequate capital when needed could have a negative impact on our ability to invest in, or take advantage of opportunities to expand our businesses, such as possible acquisitions or the creation of new ventures and inhibit our ability to refinance our existing indebtedness on terms acceptable to us. Any of these effects could have a material adverse effect on our results of operations and financial condition.
Our subsidiaries MVP Group and Primacy Industries underwent bank debt restructuring in Fiscal Year 2022 and the business needs to generate sufficient cash flows to meet the restructured debt obligations and financial covenants in the next few years.
Our subsidiaries MVP Group and Primacy Industries have significant debt on their balance sheet and underwent bank debt restructuring when the cash flow of the business was not sufficient to service the debt obligations in FY 2020-21. As part of the MVP Group bank restructuring plan, the banks have converted a portion of these bank loans into compulsorily convertible debentures carrying nominal interest rate that gets paid in four equal instalments beginning March 2023. In addition, the banks have also reduced the interest rate on a portion of the debt on the balance sheet. However, both the businesses still carry significant debt obligations on their balance sheets and if the business is not able to generate sufficient cashflows due to adverse business or market conditions to meet these debt obligations and the related financial covenants imposed by the banks, then we and our subsidiaries run the risk of credit default.

In addition, to the risk of default we and our subsidiaries due to the significant debt on our balance sheets:
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will require to dedicate a substantial portion of cash flow from operations to payments in respect of our indebtedness, thereby reducing the availability of cash flow to fund working capital, potential acquisition opportunities and other general corporate purposes;

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may see increase in the amount of interest that the businesses will have to pay, because some of our borrowings are at variable rates of interest, which will result in higher interest payments if interest rates increase and, if and when the businesses are required to refinance any of our indebtedness, an increase in interest rates would also result in higher interest costs;

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may face increased vulnerability to adverse general economic or industry conditions;

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may require refinancing, which the business may not be able to carry out on reasonable terms;

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may face limits in our flexibility in planning for, or reacting to, competition and/or changes in our business or the industry in which we operate;

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may face limits in our ability to borrow additional funds;

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may face restrictions from making strategic acquisitions or necessary divestitures or otherwise exploiting business opportunities; and

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may be placed at a competitive disadvantage compared to our competitors that have less debt and/or more financial resources.

In addition, despite our anticipated levels of indebtedness, we may incur substantially more indebtedness, which may increase the risks created by our indebtedness and could have a material adverse effect on our business, cash flows, financial condition and results of operations.
Pursuant to the completion of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition and our share price, which could cause you to lose some or all of your investment.
As part of the due diligence and audits, we have identified certain assets on our balance sheet that need to be written-down or written-off. Even though these charges may be non-cash items that would not have an immediate impact on our liquidity, the fact that our reports reflecting charges of this nature could contribute to negative market perceptions about the Company or its securities. In addition, charges of this nature may cause the business to violate leverage or other covenants to which we may be subject. This may result in the business undergoing another restructuring or refinancing which may not happen due the financial condition of the business or may be available at unfavorable terms. Accordingly, any stockholders who choose to remain stockholders following the Business Combination could suffer a reduction in the value of their shares from any such write-down or write-offs.
Regulatory & Tax Risks
Changes in the legal and regulatory environment could limit our business activities, increase our operating costs, reduce demand for our products or result in litigation.
The conduct of our businesses, including the procurement, production, storage, distribution, sale, display, advertising, marketing, labeling, health and safety practices, transportation and use of many of our products, are subject to various laws and regulations administered by federal, state and local governmental agencies in the United States, as well as to laws and regulations administered by government entities and agencies outside the United States in markets in which our products or components thereof (such as packaging) may be made, manufactured or sold. These laws and regulations and interpretations thereof may change, sometimes dramatically, as a result of a variety of factors, including political, economic or social events. Such changes may include changes in:
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food and drug laws (including U.S. Food and Drug Administration regulations and other applicable regulations);

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laws related to product labeling;

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advertising and marketing laws and practices;

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laws and programs restricting the sale and advertising of certain of our products;

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laws and programs aimed at reducing, restricting or eliminating ingredients present in certain of our products;

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laws and programs aimed at discouraging the consumption of products or ingredients or altering the package or portion size of certain of our products;

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increased regulatory scrutiny of, and increased litigation involving, product claims and concerns regarding the effects on consumers’ health from ingredients in, or attributes of, certain of our products;

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farming and environmental laws;

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taxation requirements, including the imposition or proposed imposition of new or increased taxes or other limitations on the sale of our products;

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state consumer protection and disclosure laws;

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anti-corruption laws;

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laws regulating transportation, including the use of motor vehicles;

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employment and labor laws, including laws regulating employee or independent contractor classification;

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privacy laws;

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export control laws;

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laws regulating the price we may charge for our products; and

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competition or antitrust laws.

Failure to comply with such requirements could result in the shutdown of a non-complying facility, the imposition of liens, fines, and/or civil or criminal liability and or costly litigations before the agencies and/or in state of federal court.
New laws, regulations or governmental policy and their related interpretations, or changes in any of the foregoing, including taxes or other limitations on the sale of our products, ingredients contained in our products or commodities used in the production of our products, may alter the environment in which we do business and, therefore, may impact our operating results or increase our costs or liabilities or could result in temporary or permanent restrictions on certain operations at our facilities.
We have substantial business operations in India and are subject to trends, developments or other events which may adversely affect our results of operations.
We have substantial operations in India and are subject to not only general industry trends in that country, but also by trends, developments or other events in India, including:
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limited legal protection and enforcement of intellectual property rights;

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restrictions on the repatriation of capital;

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fluctuations in interest and foreign exchange rates;

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differences and unexpected changes in regulatory environment, including environmental, health and safety, local planning, zoning and labor laws, rules and regulations;

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varying tax regimes which could adversely affect our results of operations or cash flows, including regulations relating to transfer pricing and withholding taxes on remittances and other payments by subsidiaries and joint ventures;

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exposure to different legal standards and enforcement mechanisms and the associated cost of compliance;

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difficulties in attracting and retaining qualified management and employees or rationalizing our workforce;

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tariffs, duties, export controls and other trade barriers;

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global economic and retail environment;

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longer accounts receivable settlement cycles and difficulties in collecting accounts receivable;

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recessionary trends, inflation and instability of the financial markets;

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higher interest rates; and

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political instability.

We may not be able to insure or hedge against these risks, and may not be able to ensure compliance with all of the applicable regulations without incurring additional costs, or at all. For example, our results of operations could be impacted by fluctuations of the U.S. Dollar against the Indian Rupee.
There can be no assurance that in the future India country-specific trends, developments or other events will not have a significant adverse effect on our business, cash flows, financial condition and results of operations. Unfavorable conditions can depress revenues in any given market and prompt promotional or other actions that adversely affect our margins.
Economic, social and political conditions or civil unrest in the U.K. and Europe could adversely affect demand for the products we sell and the ability of our retail stores to remain open.
Sales of our products involve discretionary spending by consumers. Consumers are typically more likely to make discretionary purchases, including purchasing products such as candles, etc., when there are favorable economic conditions. Consumer spending may be affected by many economic and other factors outside of our control. Some of these factors include consumer disposable income levels, consumer confidence in current and future economic conditions, levels of employment, consumer credit availability, consumer debt levels, inflation, political conditions and the effect of weather, natural disasters, public health crises, including the recent outbreak of COVID-19 and the related reduced consumer demand, decreased sales and widespread temporary closures in international markets such as in the U.K. and Europe.
Adverse economic changes in any of the regions in which we sell our products could reduce consumer confidence. The extent to which COVID-19 impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. Socio-political factors, such as civil unrest or other economic or political uncertainties that contribute to consumer unease or harm to our store base, may also result in decreased discretionary spending. These and other social, political and economic factors could adversely affect demand for our products or cause certain of our stores to close, which would negatively impact our business, results of operations and financial condition in the U.K. and Europe.
Our international operations expose us to numerous risks.
We have international manufacturing and retail operations in the U.K. and Europe. Because of certain uncertainties in these markets as they relate to timelines and schedules release schedules can sometimes differ from the United States, the timing of increases and decreases in foreign sales may differ from the timing of increases and decreases in domestic sales. We are also subject to a number of other factors that may affect our current or future international operations. These include:
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economic downturns, specifically in the regions in which we operate;

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currency exchange rate fluctuations and sovereign debt crises;

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international incidents, including public health crises such as a COVID-19 pandemic type of event;

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natural disasters;

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government instability; and

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competitors entering our current and potential markets.

Our operations in Europe are also subject to risks associated with the withdrawal of the United Kingdom from the European Union (“EU”). On January 31, 2020, the United Kingdom of Great Britain and Northern Ireland officially exited the EU (“Brexit”) and entered into a transition period to negotiate the final terms of Brexit. The transition period ended on December 31, 2020. The continued uncertainty regarding the transition and impact of the withdrawal may have an adverse impact on European and global economic conditions. Unfavorable economic conditions could negatively affect consumer demand for our products, which could unfavorably impact our results of operations and financial condition.
Our international operations in the U.K. and Europe are also subject to compliance with the U.S. Foreign Corrupt Practices Act and other anti-bribery laws applicable to our operations. While we have policies and procedures intended to ensure compliance with these laws, our employees, contractors, representatives and agents may take actions that violate our policies. Moreover, it may be more difficult to oversee the conduct of any such persons who are not our employees, potentially exposing us to greater risk from their actions. Any violations of those laws by any of those persons could have a negative impact on our business.
Changes to tariff and import/export regulations may negatively impact our future financial condition and results of operations.
The United States and other countries have from time to time proposed and enacted protectionist trade policies that could increase the cost or reduce the availability of certain merchandise. In particular, the current U.S. administration has made certain changes to import/export tariffs and international trade agreements. The changes announced and made to date do not impact the merchandise that we offer. Any measures that could impact the cost or availability of the merchandise we offer could have an adverse impact on our business because a significant portion of the products we offer are purchased from foreign vendors and manufactured in foreign countries, especially in Europe.
World Events and Natural Disasters Could Adversely Impact Our Operation in the U.K. and Europe and Consequently Could Result in Sales Goals not being obtained.
The economic impact of the United States’ military operations in various parts of the world, as well as the possibility of any terrorist attacks domestically or abroad, is uncertain, but could have a material adverse effect on general economic conditions, consumer confidence, and market liquidity. We cannot assure that the effect of these events or other world events on sales, operations, performance, cash flow, or conditions, etc. in the retail and manufacturing markets in the U.K. and Europe.
This uncertainty could adversely affect economic and market conditions in the U.K., Europe as well as in the EU and its member states and elsewhere and could contribute to uncertainty and instability in global financial markets. In connection with the occurrence of a natural disaster, pandemic or other event adversely affecting our manufacturing and retail operation of GP Global in the U.K. and Europe, general economic conditions or financial markets, may from time-to-time impact manufacturing, sales and operations are affected by such event.
Evolving laws and regulations concerning data privacy may result in increased regulation and different industry standards, which could increase the costs of operations or limit our activities.
We engage in a wide array of online activities and are thus subject to a broad range of related laws and regulations including, for example, those relating to privacy, consumer protection, data retention and data protection, online behavioral advertising, geo-location tracking, text messaging, e-mail advertising, mobile advertising, content regulation, defamation, age verification, the protection of children online, social media and other Internet, mobile and online-related prohibitions and restrictions. The regulatory framework for privacy and data security issues worldwide has become increasingly burdensome and complex and is likely to continue to be so for the foreseeable future. Practices regarding the collection, use, storage, transmission, security and disclosure of personal information by companies operating over the Internet and mobile platforms are receiving ever-increasing public and governmental scrutiny. The U.S. government, including Congress, the Federal Trade Commission and the Department of Commerce, has announced that it is reviewing the need for even greater regulation for the collection of information concerning consumer behavior on the Internet and mobile platforms, including regulation aimed at restricting certain targeted advertising practices, the use of location data and disclosures of privacy practices in the online and mobile environments, including with respect to online and mobile applications. State governments are engaged in similar legislative and regulatory activities. In addition, privacy and data security laws and regulations around the world are being implemented rapidly and evolving. These new and evolving laws (including the European Union General Data Protection Regulation effective on May 25, 2018 and the California Consumer Privacy Act effective on January 1, 2020) are likely to result in greater compliance burdens for companies with global operations. Globally, many government and consumer agencies have also called for new regulation and changes in industry practices with respect to information collected from consumers, electronic marketing and the use of third-party cookies, web beacons and similar technology for online behavioral advertising.
Our business, including its ability to operate and expand internationally, could be adversely affected if laws or regulations are adopted, interpreted or implemented in a manner that is inconsistent with its current business practices and that require changes to these practices. Therefore, our business could be harmed by any significant change to applicable laws, regulations or industry practices regarding the collection, use or disclosure of customer data, or regarding the manner in which the express or implied consent of consumers for such collection, use and disclosure is obtained. Such changes may require us to modify its operations, possibly in a material manner, and may limit its ability to develop new products, services, mechanisms, platforms and features that make use of data regarding our customers and potential customers. Any actual or alleged violations of laws and regulations relating to privacy and data security, and any relevant claims, may expose the business to potential liability, fines and may require us to expend significant resources in responding to and defending such allegations and claims, regardless of merit. Claims or allegations that we have violated laws and regulations relating to privacy and data security could also result in negative publicity and a loss of confidence in us.
Due to the Business Combination and the resultant change in ownership, we may not be able to carry forward all or most of the losses, affecting the cash availability of the business in future years.
Our subsidiaries have accumulated net operating losses (NOL) on the balance sheet and which can be carried forward for 20 years from which they were generated. We expected to use these carry forward losses to off-set future profits. However, with the change in ownership on account of the Business Combination the business may not be able to carry-forward all or most of these NOL as Sec 382 imposes an annual limitation on the use of NOL generated as on date a company experiences a 50% or more ownership change. This will significantly affect the cash availability to the business and may adversely impact our plans to invest in new manufacturing facilities, human resources, new product development and acquisition/mergers and therefore, the future performance of the business.
Risks Related to GACQ and the Business Combination
We identified a material weakness in our internal control over financial reporting relating to our complex financial instruments. This material weakness could continue to adversely affect our ability to report our results of operations and financial condition accurately and in a timely manner.
Our management is responsible for establishing and maintaining adequate internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Our management also evaluates the effectiveness of our internal controls and we will disclose any changes and material weaknesses identified through such evaluation in those internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.
As described elsewhere in this proxy statement, in connection with the preparation of our financial statements as of September 30, 2021, management identified errors made in our historical financial statements where we improperly classified some of our shares of common stock subject to possible redemption. We previously determined that GACQ’s common stock subject to possible redemption to be equal to the redemption value of $10.05 per share of common stock while also taking into consideration that a redemption cannot result in net tangible assets being less than $5,000,001 pursuant to our amended and restated certificate of incorporation. Management determined that the shares of common stock issued during our initial public offering can be redeemed or become redeemable subject to the occurrence of future events considered outside our control. Therefore, management concluded that temporary equity should include all shares of common stock subject to possible redemption. As a result, management has noted a classification error related to temporary equity and permanent equity. This resulted in a restatement to the initial carrying value of the common stock subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and common stock. Management concluded that the foregoing constituted a material weakness as of September 30, 2021.
As a result, we performed additional analysis as deemed necessary to ensure that our financial statements were prepared in accordance with U.S. generally accepted accounting principles. Accordingly, management believes that the financial statements included in this proxy statement present fairly in all material respects our financial position, results of operations and cash flows for the period presented. However, we cannot assure you that the foregoing will not result in any future material weaknesses or deficiencies in internal control over financial reporting. Even though we have strengthened our controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of our financial statements.
GP Global’s management determined that material weaknesses existed in the internal controls over financial reporting while preparing its consolidated financial statements as of March 31, 2021 and 2020. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of GP Global’s annual or interim consolidated financial statements will not be prevented or detected on a timely basis. The material weaknesses identified relate to an ineffective control environment due to improper segregation of duties and a lack of qualified personnel to address certain complex accounting transactions and an ineffective risk assessment process resulting in improper design of control activities to address certain risks of material misstatement. Because GP Global did not identify and address gaps in qualified personnel, our management was unable to appropriately define responsibilities to carry out effective internal controls over financial reporting, resulting in design deficiencies and the absence of segregation of duties. While GP Global has instituted plans to remediate these issues and continues to take remediation steps, including hiring additional personnel subsequent to March 31, 2022 and implementing new processes and controls in connection with financial reporting, GP Global continued to have a limited number of personnel with the level of GAAP accounting knowledge, specifically related to complex accounting transactions, commensurate with its financial reporting requirements.
Although we believe the hiring of additional accounting resources and implementation of processes and controls to better identify and manage segregation of duties will remediate the weakness with respect to insufficient personnel, there can be no assurance that the material weaknesses will be remediated on a timely basis or at all, or that additional material weaknesses will not be identified in the future. If we are unable to remediate the material weaknesses, its ability to record, process and report financial information accurately and to prepare consolidated financial statements within the time periods specified by the rules and regulations of the SEC could be adversely affected, which, in turn, have a material adverse effect on its business, cash flows, financial condition and results of operations.
Our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting until after we are no longer an “emerging growth company” as defined in the JOBS Act. At such time, our independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which our internal controls over financial reporting are documented, designed or operating. Any failure to implement and maintain effective internal controls over financial reporting also could adversely affect the results of periodic management evaluations and the independent registered public accounting firm’s annual attestation reports regarding the effectiveness of our internal controls over financial reporting that it will eventually be required to include in periodic reports that are filed with the SEC.

Following the consummation of the Business Combination, management of the Combined Company will have significant requirements for enhanced financial reporting and internal controls as a public company. As a result, matters impacting our internal controls over financial reporting may cause us to be unable to report our consolidated financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC or violations of applicable Nasdaq listing rules, which may result in a breach of the covenants under the New Senior Credit Facility or future financing arrangements. There also could be a negative reaction in the financial markets due to a loss of investor confidence in the Combined Company and the reliability of its consolidated financial statements. Confidence in the reliability of our consolidated financial statements also could suffer if we or our independent registered public accounting firm continue to report a material weakness in its internal controls over financial reporting. This could materially adversely affect our business, cash flows, financial condition and results of operations and lead to a decline in the market price of the Combined Company’s common stock.
GACQ will be forced to liquidate the Trust Account if it cannot consummate the Business Combination or an initial business combination by the date that is 12 months from the closing of the IPO, or 15 or 18 months, if our sponsor deposits additional funds into the Trust Account to extend the time to consummate the Business Combination. In the event of a liquidation, GACQ’s public stockholders are expected to receive $10.05 per share and the GACQ Warrants will expire worthless.
If GACQ is unable to consummate the Business Combination or an initial business combination by the date that is 18 months from the closing of the IPO, or December 15, 2022, and is forced to liquidate, the per share liquidation distribution is expected to be $10.05. Furthermore, holders of the GACQ Warrants will not receive any of such funds with respect to their GACQ Warrants, nor will they receive any distribution from GACQ’s assets held outside of the Trust Account with respect to their GACQ Warrants. The GACQ Warrants will expire worthless as a result of GACQ’s failure to consummate the Business Combination or an initial business combination.
We do not have a specified maximum redemption threshold in the Current Charter. The absence of such a redemption threshold may make it possible for us to consummate the Business Combination, in connection with which a substantial majority of our public stockholders may redeem their Public Shares.
The Current Charter does not provide a specified maximum redemption threshold, except that we will not redeem the Public Shares in an amount that would cause GACQ’s net tangible assets to be less than $5,000,001 upon consummation of the Business Combination (such that we are not subject to the SEC’s “penny stock” rules).
There is no guarantee that a stockholder’s decision whether to redeem its Public Shares for a pro rata portion of the Trust Account will put such stockholder in a better future economic position.
We can give no assurance as to the price at which a stockholder may be able to sell its Public Shares in the future following the consummation of the Business Combinations or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combinations, may cause an increase in the stock price of the Combined Company and may result in a lower value realized upon redemption than a stockholder of GACQ might realize in the future had the stockholder not redeemed its Public Shares. Similarly, if a stockholder does not redeem its Public Shares, the stockholder will bear the risk of ownership of the Combined Company’s common stock after the consummation of the Business Combinations, and there can be no assurance that a stockholder can sell its shares of the Combined Company’s common stock in the future for a greater amount than the redemption price paid in connection with the redemption of the Public Shares in connection with the consummation of the Business Combinations. A stockholder should consult the stockholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.
You must tender your shares of GACQ Common Stock in order to validly seek redemption at the Meeting.
In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental or to deliver your shares of GACQ Common Stock to Continental electronically using the DTC’s DWAC (Deposit / Withdrawal At Custodian) System, in each case, at least two business days before the Meeting. The requirement for physical or electronic delivery ensures that a redeeming holder’s election to redeem is irrevocable once a Business Combination is consummated. Any failure to observe these procedures will result in your loss of redemption rights in connection with the Business Combinations.
If third parties bring claims against GACQ, the proceeds held in the Trust Account could be reduced and the per share liquidation price received by the GACQ’s stockholders may be less than $10.05.
GACQ’s deposit of funds in the Trust Account may not protect those funds from third-party claims against GACQ. Although GACQ has received from many of the vendors and service providers (other than its independent registered public accounting firm) with which it does business and prospective target businesses executed agreements waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the GACQ’s public stockholders, they may still seek recourse against the Trust Account. Additionally, a court may not uphold the validity of such agreements. Accordingly, the proceeds held in the Trust Account could be subject to claims which could take priority over those of the GACQ’s public stockholders. If GACQ liquidates the Trust Account before the consummation of a Business Combination and distributes the proceeds held therein to its public stockholders, the Sponsor has contractually agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only if such a vendor or prospective target business does not execute such a waiver. However, GACQ cannot assure you that the Sponsor will be able to meet such obligation. Therefore, the per share distribution from the Trust Account for the GACQ’s stockholders may be less than $10.05 due to such claims.
Additionally, if GACQ is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in GACQ’s bankruptcy estate and subject to the claims of third parties with priority over the claims of the GACQ’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, GACQ may not be able to return $10.05 to our public stockholders.
Any distributions received by the GACQ’s stockholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, GACQ was unable to pay its debts as they became due in the ordinary course of business.
The Current Charter provides that GACQ will continue in existence only until June 11, 2022. If GACQ is unable to consummate the Business Combination or an initial business combination within the required time period, upon notice from GACQ, the trustee of the Trust Account will distribute the amount in the Trust Account to the GACQ’s public stockholders. Concurrently, GACQ shall pay, or reserve for payment, from funds not held in the Trust Account, its liabilities and obligations, although GACQ cannot assure you that there will be sufficient funds for such purpose. If there are insufficient funds held outside the Trust Account for such purpose, the Sponsor have contractually agreed that, if GACQ liquidates prior to the consummation of the Business Combination or a an initial business combination, it will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by GACQ for services rendered or contracted for or products sold to it, but only if such a vendor or prospective target business does not execute a waiver in or to any monies held in the Trust Account. However, we may not properly assess all claims that may be potentially brought against us. As such, the GACQ’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of the GACQ’s stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, third parties may seek to recover from the GACQ’s stockholders amounts owed to them by us.
If, after we distribute the proceeds in the Trust Account to the GACQ’s public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by the GACQ’s stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by the GACQ’s stockholders. In addition, the GACQ Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying the GACQ’s public stockholders from the Trust Account prior to addressing the claims of creditors.
If GACQ’s due diligence investigation of Luminex or GP Global was inadequate, then the GACQ’s stockholders following the consummation of the Business Combination could lose some or all of their investment.
Even though GACQ conducted a due diligence investigation of Luminex and GP Global, it cannot be sure that this due diligence uncovered all material issues that may be present inside either company or their businesses, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Luminex and GP Global and their businesses and outside of their control will not later arise.
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The success of Combined Company will depend a lot on how the management is able to integrate the two businesses and leverage on the in-house centers of excellence that GP Global has built in global supply chain, digital marketing and product development to further grow the business and optimize costs. If the management is unable to bring about the successful integration of the two businesses, then there will be loss of value to the Shareholders.

Our ability to be successful following the Business Combination will be dependent upon the efforts of the Company Board and key personnel. To be successful, we must effectively and efficiently integrate the Luminex business into our organization, including its existing brands, marketing and distribution system, production facilities, product development teams, and administrative and finance personnel and policies. In addition, the Company Board and our key personnel need to implement a growth strategy which will leverage on the in-house centers of digital excellence, which will help accelerate growth and optimize costs, resulting in growth in shareholder value. Our management cannot assure that following the Business Combination, the Company Board and our key personnel will be effective or successful or remain with us to ensure that this will happen.
In addition to the other challenges they will face, such individuals may be unfamiliar with the requirements of operating a public company, which could cause our management to expend time and resources becoming familiar with such requirements. We may encounter significant difficulties in this process, any one or more of which could adversely affect our business. Additional risks relating to the acquisition include the following:
i
Our retail clients may look at de-risking their supply base and decide to reduce their business with the Combined Business

ii
While we have experience in dealing with retailers and running direct to consumer platforms, GP Global management does not have the experience of running a direct marketing model led by agents/consultants. The lack of experience on our part may lead to wrong strategic and financial decisions that can harm the business

iii
While the businesses of the two entities are relatively similar, with similar client profiles and product portfolio, the two businesses have different cultural and management environment and this may lead to conflict resulting in failure in the integration process and business getting adversely affected.

The Combined Company may not be able to generate sufficient cash to service all of its indebtedness and may be forced to take alternate actions to satisfy obligations under its indebtedness, which may not be successful.
The Combined Company’s ability to make scheduled payments on or to refinance its debt obligations will depend on its future operating performance and on economic, financial, competitive, legislative and other factors and any legal and regulatory restrictions on the payment of distributions and dividends to which the Combined Company and its subsidiaries may be subject. Many of these factors may be beyond the Combined Company’s control. The Combined Company cannot assure you that its business will generate sufficient cash flow from operations, that currently anticipated cost savings and operating improvements will be realized or that future borrowings will be available to the Combined Company in an amount and at terms sufficient to enable it to satisfy its obligations under its indebtedness or to fund its other needs. If the cash flows and capital resources of the Combined Company are insufficient to service its indebtedness, it may be forced to reduce or delay acquisitions, sell assets, seek additional capital or restructure or refinance its indebtedness. These alternative measures may not be successful and may not permit the Combined Company to meet its scheduled debt service obligations. The Combined Company’s ability to restructure or refinance its indebtedness will depend on the condition of the capital markets and its financial condition at such time. Any refinancing of its indebtedness could be at higher interest rates and may require it to comply with more onerous covenants, which could further restrict the business operations of the Combined Company. In addition, the terms of any future debt agreements may restrict the Combined Company from adopting some of these alternatives. In the absence of such operating results and resources, the Combined Company could face substantial liquidity problems and might be required to dispose of material assets or operations to meet its debt service and other obligations. The Combined Company may not be able to consummate those dispositions for fair market value or at all. Furthermore, any proceeds that the Combined Company could realize from any such dispositions may not be adequate to meet its debt service obligations then due. The Combined Company’s inability to generate sufficient cash flow to satisfy its debt service or other obligations, or to refinance its indebtedness on commercially reasonable terms or at all, could have a material adverse effect on its business, cash flows, financial condition and results of operations.
Because the Combined Company will become a public reporting company by means other than a traditional underwritten initial public offering, the Combined Company’s stockholders may face additional risks and uncertainties.
Because the Combined Company will become a public reporting company by means of consummating the Business Combination rather than by means of a traditional underwritten initial public offering, there is no independent third-party underwriter selling the shares of the Combined Company’s common stock, and, accordingly, the Combined Company’s stockholders will not have the benefit of an independent review and investigation of the type normally performed by an unaffiliated, independent underwriter in a public securities offering. Due diligence reviews typically include an independent investigation of the background of the company, any advisors and their respective affiliates, review of the offering documents and independent analysis of the plan of business and any underlying financial assumptions. Because there is no independent third-party underwriter selling the shares of the Combined Company’s common stock, the GACQ’s stockholders must rely on the information included in this proxy statement. Although GACQ performed a due diligence review and investigation of Luminex and GP Global in connection with the Business Combinations, the lack of an independent due diligence review and investigation increases the risk of investment in the Combined Company because it may not have uncovered facts that would be important to a potential investor.
In addition, because the Combined Company will not become a public reporting company by means of a traditional underwritten initial public offering, security or industry analysts may not provide, or be less likely to provide, coverage of the Combined Company. Investment banks may also be less likely to agree to underwrite secondary offerings on behalf of the Combined Company than they might if the Combined Company became a public reporting company by means of a traditional underwritten initial public offering, because they may be less familiar with the Combined Company as a result of more limited coverage by analysts and the media. The failure to receive research coverage or support in the market for the Combined Company’s common stock could have an adverse effect on the Combined Company’s ability to develop a liquid market for the Combined Company’s common stock. See “— Risks Related to the Combined Company’s Common Stock — If securities or industry analysts do not publish research or reports about the Combined Company, or publish negative reports, the Combined Company’s stock price and trading volume could decline.”
The Initial Stockholders have agreed to vote in favor of the Business Combination Proposal and the other Proposals described in this proxy statement, regardless of how the GACQ’s public stockholders vote.
Unlike many other blank check companies in which the initial stockholders agree to vote their shares in accordance with the majority of the votes cast by our public stockholders in connection with an initial business combination, the Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Business Combination Proposals and the other Proposals described in this proxy statement. As of the date of this proxy statement, the Initial Stockholders own 21.56% of the issued and outstanding shares of GACQ Common Stock. The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Business Combination Proposals and, accordingly, we would need only 801,229, or 4.38%, of the 18,263,000 Public Shares to be voted in favor of the Business Combination Proposals in order to have them approved (assuming that only a quorum was present at the meeting). As a result, it is more likely that the necessary stockholder approval will be received for the Business Combination Proposals and the other Proposals than would be the case if the Initial Stockholders agreed to vote any shares of GACQ Common Stock owned by them in accordance with the majority of the votes cast by our public stockholders.
Stockholder litigation and regulatory inquiries and investigations are expensive and could harm GACQ’s business, financial condition and results of operations and could divert management attention.
In the past, securities class action litigation and/or stockholder derivative litigation and inquiries or investigations by regulatory authorities have often followed certain significant business transactions, such as the sale of a company or announcement of any other strategic transaction, such as the Business Combinations. Any stockholder litigation and/or regulatory investigations against GACQ, whether or not resolved in GACQ’s favor, could result in substantial costs and divert GACQ’s management’s attention from other business concerns, which could adversely affect GACQ’s business, financial condition and results of operations and the ultimate value the GACQ’s stockholders receive as a result of the consummation of the Business Combinations.
The Initial Stockholders who own shares of GACQ Common Stock and Private Units will not participate in liquidation distributions and, therefore, they may have a conflict of interest in determining whether the Business Combinations are appropriate.
As of the Record Date, the Initial Stockholders owned an aggregate of 4,565,750 shares of GACQ Common Stock and 453,613 Private Units. They have waived their right to redeem these shares of GACQ Common Stock, or to receive distributions with respect to these shares of GACQ Common Stock upon the liquidation of the Trust Account, if GACQ is unable to consummate an initial business combination within the required time period. Based on a market price of $9.94 per share of GACQ Common Stock on February 9, 2022, the value of these shares was approximately $45.4 million. The shares of GACQ Common Stock and Private Units acquired prior to or concurrently with the consummation of the IPO will be worthless if GACQ does not consummate an initial business combination within the required time period. Consequently, our executive officers’ and directors’ discretion in identifying and selecting Luminex and GP Global as suitable target businesses may result in a conflict of interest when determining whether the terms, conditions and timing of the Business Combinations are appropriate and in the GACQ’s public stockholders’ best interest.
The Sponsor and GACQ’s directors and executive officers who hold Founder Shares, and/or Private Units may receive a positive return on the Founder Shares and/or Private Units even if GACQ’s public stockholders experience a negative return on their investment after consummation of the Business Combinations.
If GACQ is able to complete a business combination within the required time period, the Sponsor and Aldel’s directors and executive officers who hold Founder Shares and/or Private Units may receive a positive return on their investments which were acquired prior to the IPO, or concurrently with completion of the IPO, even if GACQ’s public stockholders experience a negative return on their investment in GACQ common stock after consummation of the Business Combination.
The Sponsor, GACQ’s executive officers and directors and certain affiliates of GACQ may have certain conflicts in connection with the Business Combination, since certain of their interests are different from, or in addition to, your interests as a stockholder of GACQ.
The Sponsor and GACQ’s executive officers and directors have interests in each of the Proposals that are different from, or in addition to, and which may conflict with, your interest as a stockholder of GACQ. These interests include, among other things::
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the fact that Mr. Gautham Pai, Co-Chairman of the board of directors of GACQ and a controlling member of the Sponsor, is the sole owner of GP Global Seller, which owns 100% of GP Global;

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A total of $664,992 from GACQ’s IPO was held outside of the Trust Account for working capital expenses. To date, GACQ has spent $96,457 for accounting, audit, legal D&O insurance and other filing fees and expenses. GACQ also projects to spend approximately $12 million towards the Business Combinations. If an initial business combination is not consummated, GACQ’s Sponsor will not receive reimbursement for any out-of-pocket expenses incurred to the extent that such expenses exceed the amount of available proceeds that were held outside of the Trust Account from the GACQ IPO and Private Placement.

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the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the shares of GACQ Common Stock held by them if we fail to consummate an initial business combination prior to June 11, 2022. In such event, the Founders Shares held by our Sponsor, which were acquired for an aggregate purchase price of $25,000 will be worthless, as the Sponsor does not have liquidation rights with respect to the Founders Shares. The Founders Shares had an aggregate market value of approximately $45.4 million based on the closing price of GACQ’s Common Stock of $9.94 on Nasdaq as of February 9, 2022;

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the fact that, if the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.05 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account;

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The fact that Mr. Ajila and Mr. Pai, co-Chairmen of GACQ are members of the Sponsor and own units of the Sponsor that will convert into Founders Shares and Private Units upon a distribution of the Sponsor’s assets to its members;

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the fact that, with certain limited exceptions, the Founder Shares will not be transferred, assigned or sold until the earlier of (x) six months after the date of the consummation of the Business Combination, and (y) the date on which the closing price of the Combined Company’s Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the date of the consummation of the Business Combination, or earlier, in either case if, subsequent to the consummation of the Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of Combined Company’s Common Stock for cash, securities or other property;

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the continued indemnification of GACQ’s executive officers and directors and the continuation of GACQ’s executive officers’ and directors’ liability insurance following the consummation of the Business Combination;

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the fact that Messrs. Rohan Ajila, Gautham Pai, Arti Drogue, Tom Clausen and Dennis Tse, will continue as members of the Combined Company’s board of directors and will be entitled to receive compensation for serving on the Combined Company’s board of directors;

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the fact that the Sponsor and GACQ’s executive officers and directors have agreed not to redeem any of the Founders Shares in connection with a stockholder vote to approve the Business Combination Proposal; and

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the fact that if an initial business combination is not completed by June 11, 2022 (unless extended as described herein), the 453,613 Placement Units that were purchased by our Sponsor for $4,536,120 will be worthless. Such Placement Units had an aggregate market value of approximately $4.6 million, based on the closing price of GACQ Units of $10.09 on Nasdaq as of February 9, 2022.

These interests may influence the GACQ Board in making its recommendation that you vote in favor of the approval of the Luminex Business Combination Proposal, the GP Global Business Proposal and the other Proposals.

Mr. Gautham Pai, Co-Chairman of the GACQ Board, has interests in, and will benefit from, the GP Global Business Combination which may be different from or in addition to (and which may conflict with) the interests of the GACQ stockholders.
As disclosed in the GACQ’s final prospectus filed with the SEC on June 10, 2021, we are not prohibited from pursuing an initial business combination with a company that is affiliated with one or more of our officers or directors. GP Global is affiliated with Mr. Gautham Pai, the Co-Chairman of the GACQ Board who is also the sole stockholder in, GP Global
Due to his position as the stockholder of GP Global, as well as his position as the Chairman of the GACQ Board, as part of the process agreed to by all GACQ directors, Mr. Pai recused himself from the Board discussions and vote to approve a business combination with GP Global. Although Mr. Pai was never present at, and did not participate in, any GACQ Board meetings where merger negotiations, deliberations or valuations regarding GP Global took place, you should be aware that Mr. Pao has interests in GACQ and GP Global that may conflict with, or result in additional benefits conferred upon Mr. Pai that are different from your interests as a GACQ stockholder. If the Business Combination is completed, Mr. Pai will be appointed to serve as member of the Combined Entity’s Board and expects to receive compensation for services in an amount to be determined by the Combined Entity’s Board following the consummation of the Business Combination. Mr. Pai’s ownership interest in the Combined Entity will be a maximum of 4,827,500 shares of the Combined Company’s Common stock (subject to adjustment as described elsewhere), or 12.84% (assuming no redemptions), or 17.96% (assuming maximum redemptions).
GACQ is requiring the GACQ’s stockholders who wish to redeem their Public Shares in connection with the Business Combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their redemption rights.
GACQ is requiring the GACQ’s stockholders who wish to redeem their Public Shares to either tender their certificates to Continental or to deliver their shares to Continental electronically using the DTC’s DWAC (Deposit / Withdrawal At Custodian) System at least two business days prior to the Meeting. In order to obtain a physical certificate, a stockholder’s broker and/or clearing broker, DTC and Continental will need to act to facilitate this request. It is GACQ’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from Continental. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. While we have been advised that it takes a short time to deliver shares through the DTC’s DWAC (Deposit / Withdrawal At Custodian) System, we cannot assure you of this fact.
Accordingly, if it takes longer than GACQ anticipates for stockholders to deliver their Public Shares, stockholders who wish to redeem their Public Shares may be unable to meet the deadline for exercising their redemption rights and thus may be unable to redeem their Public Shares.
Redeeming GACQ’s stockholders may be unable to sell their Public Shares when they wish in the event that the Business Combination is not consummated.
If GACQ requires public stockholders who wish to redeem their Public Shares in connection with the consummation of a Business Combination to comply with specific requirements for redemption as described in this proxy statement and a Business Combination is not consummated, GACQ will promptly return such certificates to its public stockholders. Accordingly, public stockholders who attempted to redeem their Public Shares in such a circumstance will be unable to sell their Public Shares in the event that a Business Combination is not consummated until GACQ has returned their Public Shares to them. The market price for shares of GACQ Common Stock may decline during this time and you may not be able to sell your their Public Shares when you wish, even while other stockholders that did not seek redemption may be able to sell their shares of GACQ Common Stock.
If GACQ’s security holders exercise their registration rights with respect to the Founder Shares, the Private Units and the underlying securities, it may have an adverse effect on the market price of GACQ’s securities.
The Initial Stockholders are entitled to make a demand that GACQ register the resale of the Founder Shares, the Private Units and the underlying securities at any time commencing three months prior to the date on which the Founder Shares may be released from escrow. Additionally, the Initial Stockholders are entitled to demand that GACQ register the resale of the shares of GACQ Common Stock underlying any securities the Initial Stockholders may be issued in payment of working capital loans made to us at any time after GACQ consummates the Business Combination. If the Initial Stockholders exercise their registration rights with respect to all of their securities, then there will be an additional 5,246,169 shares of GACQ Common Stock eligible for trading in the public market. The presence of these additional shares of GACQ Common Stock trading in the public market may have an adverse effect on the market price of GACQ’s securities.
GACQ will not obtain an opinion from an unaffiliated third party as to the fairness of the Luminex Business Combination to the GACQ’s stockholders.
GACQ is not required to obtain an opinion from an unaffiliated third party that the price it is paying in the Luminex Business Combination is fair to the GACQ’s public stockholders from a financial point of view. The GACQ’s public stockholders therefore must rely solely on the judgment of the GACQ Board. However, it is a condition to the closing of the transactions contemplated by the GP Global SPA, that the GACQ Board receive an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm, regarding the fairness to Global Consumer, from a financial point of view, of a business combination with a business that is affiliated with its sponsor, officers, directors, special advisor or existing holders (the “Fairness Opinion”). Since Mr. Pai is an affiliate of GP Global, and Mr. Ajila’s role as an independent director of the GP Global subsidiaries, Global Consumer engaged BDO USA, LLP to prepare the Fairness Opinion only with respect to the GP Global Business Combination.
If the Business Combination’s benefits do not meet the expectations of financial or industry analysts, the market price of GACQ’s securities may decline.
The market price of GACQ’s securities may decline as a result of the consummation of the Business Combination if:
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GACQ does not achieve the perceived benefits of the Business Combination as rapidly as, or to the extent anticipated by, financial or industry analysts; or

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the effect of the Business Combination on the financial statements is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of decreasing market price of GACQ Common Stock.
GACQ has incurred and expects to incur significant costs associated with the Business Combination. Whether or not the Business Combination is consummated, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by the Combined Company if the Business Combination is consummated or by GACQ if the Business Combination is not consummated.
GACQ has incurred significant costs associated with the Business Combination. Whether or not the Business Combination is consummated, GACQ expects to incur approximately $12 million in expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by the Combined Company if the Business Combination is consummated or by GACQ if the Business Combination is not consummated.
The unaudited pro forma condensed combined financial information contained in this proxy statement may not be indicative of what the Combined Company’s actual financial condition or results of operations would have been.
The unaudited pro forma condensed combined financial information contained in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what the Combined Company’s actual financial condition or results of operations would have been had the Business Combination been consummated on the dates indicated. The preparation of the unaudited pro forma condensed combined financial information was based upon available information and certain estimates and assumptions that

GACQ, Luminex and GP Global believe are reasonable. The unaudited pro forma condensed combined financial information reflects adjustments, which are based upon preliminary estimates. See “Unaudited Pro Forma Condensed Combined Financial Information” for more information.
Termination of the Acquisition Agreements could negatively impact GACQ.
If the Business Combination is not consummated for any reason, including as a result of the GACQ’s stockholders declining to approve the Proposals required to effect the Business Combination, the ongoing business of GACQ may be adversely impacted and, without realizing any of the anticipated benefits of the consummation of the Business Combination, GACQ would be subject to a number of risks, including the following:
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GACQ may experience negative reactions from the financial markets, including negative impacts on the stock price of GACQ Common Stock, including to the extent that the current market price reflects a market assumption that the Business Combination will be consummated;

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GACQ will have incurred substantial expenses and will be required to pay certain costs relating to the Business Combination, whether or not the Business Combination is consummated; and

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since the Acquisition Agreements restrict the conduct of GACQ’s business prior to consummation of the Business Combination, GACQ may not have been able to take certain actions during the pendency of the Business Combination that would have benefitted it as an independent company, and the opportunity to take such actions may no longer be available.

If an Acquisition Agreement is terminated and the GACQ Board seeks another business combination, GACQ’s stockholders cannot be certain that GACQ will be able to find another target business or that such other business combination will be consummated. See “Proposal 1 — The Luminex Business Combination Proposal — The Luminex SPA — Termination.”
The obligations associated with being a public company will involve significant expenses and will require significant resources and management attention, which may divert from our business operations.
As a result of the Business Combination, the Combined Company will become subject to the reporting requirements of the Exchange Act and the Sarbanes-Oxley Act. The Exchange Act requires that the Combined Company file annual, quarterly and current reports with respect to its business, financial condition and results of operations. The Sarbanes-Oxley Act requires, among other things, that the Combined Company establish and maintain effective internal control over financial reporting. As a result, the Combined Company will incur significant legal, accounting and other expenses that it did not previously incur. The Combined Company’s entire management team and many of its other employees will need to devote substantial time to compliance and may not effectively or efficiently manage its transition into a public company.
In addition, the need to establish the corporate infrastructure demanded of a public company may also divert management’s attention from implementing the Combined Company’s business strategy, which could prevent it from improving its business, financial condition, cash flows and results of operations. The Combined Company has made, and will continue to make, changes to its internal control over financial reporting, including information technology controls, and procedures for financial reporting and accounting systems to meet its reporting obligations as a public company. However, the measures the Combined Company takes may not be sufficient to satisfy its obligations as a public company. If the Combined Company does not continue to develop and implement the right processes and tools to manage its changing enterprise and maintain its culture, its ability to compete successfully and achieve its business objectives could be impaired, which could negatively impact its business, financial condition, cash flows and results of operations. In addition, the Combined Company cannot predict or estimate the amount of additional costs it may incur to comply with these requirements. The Combined Company anticipates that these costs will materially increase its general and administrative expenses.
These rules and regulations result in the Combined Company’s incurring legal and financial compliance costs and will make some activities more time-consuming and costly. For example, the Combined Company expects these rules and regulations to make it more difficult and more expensive for it to obtain director and officer liability insurance, and the Combined Company may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for the Combined Company to attract and retain qualified people to serve on the Combined Company’s board of directors, or committees thereof, or as executive officers of the Combined Company.
As a public reporting company, the Combined Company will be subject to rules and regulations established from time to time by the SEC regarding its internal control over financial reporting. If the Combined Company fails to establish and maintain effective internal control over financial reporting and disclosure controls and procedures, it may not be able to accurately report its financial results or report them in a timely manner.
Upon consummation of the Business Combination, the Combined Company will become a public reporting company subject to the rules and regulations established from time to time by the SEC and Nasdaq. These rules and regulations will require, among other things, that the Combined Company establish and periodically evaluate procedures with respect to its internal control over financial reporting. Reporting obligations as a public company are likely to place a considerable strain on the Combined Company’s financial and management systems, processes and controls, as well as on its personnel. In addition, as a public company, the Combined Company will be required to document and test its internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act so that its management can certify as to the effectiveness of its internal control over financial reporting.
In the event that a significant number of the Public Shares are redeemed, the Combined Company’s common stock may become less liquid following the consummation of the Business Combination.
If a significant number of the Public Shares are redeemed, GACQ may be left with a significantly smaller number of stockholders. As a result, trading in the shares of the Combined Company may be limited and your ability to sell your shares of the Combined Company’s common stock in the market could be adversely affected. The Combined Company intends to apply to list its shares on the Nasdaq, and Nasdaq may not list the Combined Company’s common stock on its exchange, which could limit investors’ ability to make transactions in the Combined Company’s common stock and subject the Combined Company to additional trading restrictions.
The Combined Company will be required to meet the initial listing requirements to be listed on Nasdaq. However, the Combined Company may be unable to maintain the listing of its securities in the future.
If the Combined Company fails to meet the continued listing requirements and Nasdaq delists the Combined Company’s common stock, the Combined Company could face significant material adverse consequences, including:
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a limited availability of market quotations for the Combined Company’s common stock;

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a limited amount of news and analyst coverage for the Combined Company; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

GACQ may waive one or more of the conditions to the consummation of the Business Combination without resoliciting stockholder approval for the Business Combination Proposal.
GACQ may agree to waive, in whole or in part, some of the conditions to its obligations to consummate the Business Combination, to the extent permitted by applicable laws. The GACQ Board will evaluate the materiality of any waiver to determine whether amendment of this proxy statement and resolicitation of proxies is warranted. In some instances, if the GACQ Board determines that a waiver is not sufficiently material to warrant resolicitation of stockholders, GACQ has the discretion to consummate the Business Combination without seeking further stockholder approval. For example, it is a condition to GACQ’s obligations to consummate the Business Combination that there be no restraining order, injunction or other order restricting either Luminex’s or GP Global’s conduct of their businesses. However, if the GACQ Board determines that any such order or injunction is not material to the business of the Combined Company, then the GACQ Board may elect to waive that condition without stockholder approval and consummate the Business Combination.

The GACQ’s stockholders will experience immediate dilution as a consequence of the Business Combinations, and having a minority share position may reduce the influence that the GACQ’s current stockholders have on the management of GACQ.
Following the consummation of the Business Combination, assuming no redemptions of the Public Shares for cash the GACQ’s current public stockholders will own approximately 48.55% of non-redeemable shares of the Combined Company’s common stock and the Sponsor and GACQ’s current executive officers, directors and affiliates will own approximately 12.13% of non-redeemable shares of the Combined Company’s common stock. Assuming redemption by holders of 16,612,332 outstanding Public Shares, the GACQ’s current public stockholders will own approximately 7.86% of non- redeemable shares of the Combined Company’s common stock and the Sponsor and GACQ’s current executive officers, directors and affiliates will own approximately 21.74% of non-redeemable shares of the Combined Company’s common stock. The minority position of the GACQ’s stockholders will give them limited influence over the management and operations of the Combined Company.
The Combined Company may not be able to generate sufficient cash to service all of its indebtedness and may be forced to take other actions to satisfy obligations under its indebtedness, which may not be successful.
The Combined Company’s ability to make scheduled payments on or to refinance its debt obligations will depend on its future operating performance and on economic, financial, competitive, legislative and other factors and any legal and regulatory restrictions on the payment of distributions and dividends to which the Combined Company and its subsidiaries may be subject. Many of these factors may be beyond the Combined Company’s control. The Combined Company cannot assure you that its business will generate sufficient cash flow from operations, that currently anticipated cost savings and operating improvements will be realized or that future borrowings will be available to the Combined Company in an amount sufficient to enable it to satisfy its obligations under its indebtedness or to fund its other needs. If the cash flows and capital resources of the Combined Company are insufficient to service its indebtedness, it may be forced to reduce or delay acquisitions, sell assets, seek additional capital or restructure or refinance its indebtedness. These alternative measures may not be successful and may not permit the Combined Company to meet its scheduled debt service obligations. The Combined Company’s ability to restructure or refinance its indebtedness will depend on the condition of the capital markets and its financial condition at such time. Any refinancing of its indebtedness could be at higher interest rates and may require it to comply with more onerous covenants, which could further restrict the business operations of the Combined Company. In addition, the terms of any future debt agreements may restrict the Combined Company from adopting some of these alternatives. In the absence of such operating results and resources, the Combined Company could face substantial liquidity problems and might be required to dispose of material assets or operations to meet its debt service and other obligations. The Combined Company may not be able to consummate those dispositions for fair market value or at all. Furthermore, any proceeds that the Combined Company could realize from any such dispositions may not be adequate to meet its debt service obligations then due. The Combined Company’s inability to generate sufficient cash flow to satisfy its debt service or other obligations, or to refinance its indebtedness on commercially reasonable terms or at all, could have a material adverse effect on its business, cash flows, financial condition and results of operations.
Provisions in the Proposed Charter and Delaware law may have the effect of discouraging lawsuits against the Combined Company’s directors and officers.
The Proposed Charter will require that, unless the Combined Company consents in writing to the selection of an alternative forum, the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Combined Company, (ii) any action, suit or proceeding asserting a claim of breach of fiduciary duty owed by any of the Combined Company’s directors, officers or stockholders to the Combined Company or its stockholders, (iii)any action, suit or proceeding asserting a claim arising pursuant to the Delaware General Corporation Law, the Proposed Charter or the amended and restated bylaws or (iv) any action, suit or proceeding asserting a claim governed by the internal affairs doctrine. In addition, subject to the provisions of the preceding sentence, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. If any action the subject matter of which is within the scope of the first sentence of this paragraph is filed in a court other than the courts in the State of Delaware (a “foreign action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of the first sentence of this paragraph and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the foreign action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in any shares of the Combined Company’s capital stock shall be deemed to have notice of and to have consented to the forum provisions in the Proposed Charter. This forum selection clause may discourage claims or limit stockholders’ ability to submit claims in a judicial forum that they find favorable and may result in additional costs for a stockholder seeking to bring a claim. While we believe the risk of a court declining to enforce this forum selection clause is low, if a court were to determine this forum selection clause to be inapplicable or unenforceable in an action, the Combined Company may incur additional costs in conjunction with its efforts to resolve the dispute in an alternative jurisdiction, which could have a negative impact on the Combined Company’s business, cash flows, financial condition and results of operations and result in a diversion of the time and resources of the Combined Company’s management and board of directors.
Anti-takeover provisions contained in the Proposed Charter and the proposed amended and restated bylaws, as well as provisions of Delaware law, could impair a takeover attempt.
The Proposed Charter and proposed amended and restated bylaws will contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests.
GACQ is also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for the Combined Company’s common stock. See “Proposal 3 — The Charter Proposal.”
Activities taken by GACQ’s affiliates to purchase, directly or indirectly, Public Shares will increase the likelihood of approval of the Business Combination Proposals and the other Proposals and may affect the market price of the GACQ’s securities.
The Sponsor or GACQ’s executive officers, directors and advisors, or their respective affiliates, may purchase shares of GACQ Common Stock in privately negotiated transactions either prior to or following the consummation of the Business Combination. None of the Sponsor or GACQ’s executive officers, directors and advisors, or their respective affiliates, will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Although none of the Sponsor or GACQ’s executive officers, directors and advisors, or their respective affiliates, currently anticipates paying any premium purchase price for such Public Shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by the Sponsor or GACQ’s executive officers, directors and advisors, or their respective affiliates, or the price such parties may pay.
If such transactions are effected, the consequence could be to cause the Business Combination Proposal to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares of GACQ Common Stock by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and the other Proposals and would likely increase the chances that the Business Combination Proposal and the other Proposals would be approved. If the market does not view the Business Combination positively, purchases of the Public Shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of GACQ’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of GACQ’s securities.
As of the date of this proxy statement, no agreements with respect to the private purchase of the Public Shares by GACQ or the persons described above have been entered into. GACQ will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the Sponsor or GACQ’s executive officers, directors and advisors, or their respective affiliates, that would affect the vote on the Business Combination Proposal or the other Proposals.
Risks Related to the Combined Company’s Common Stock
The market price of the Combined Company’s common stock is likely to be highly volatile, and you may lose some or all of your investment.
Following the consummation of the Business Combination, the market price of Combined Company’s common stock is likely to be highly volatile and may be subject to wide fluctuations in response to a variety of factors, including the following:
•
the impact of the COVID-19 pandemic on the Combined Company’s business, financial condition and results of operations;

•
the Combined Company’s quarterly or annual earnings or those of other companies in its industry compared to market expectations;

•
the size of the Combined Company’s public float;

•
the inability to obtain or maintain the listing of the Combined Company’s common stock on Nasdaq;

•
the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the Combined Company’s ability to grow and manage growth profitably and retain its key employees;

•
coverage by or changes in financial estimates by securities or industry analysts or failure to meet their expectations;

•
changes in accounting standards, policies, guidance, interpretations or principles;

•
changes in senior management or key personnel;

•
changes in applicable laws or regulations;

•
risks relating to the uncertainty of the Combined Company’s projected financial information;

•
risks related to the organic and inorganic growth of the Combined Company’s business and the timing of expected business milestones;

•
the amount of redemption requests made by the GACQ’s stockholders; and

•
changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural disasters, terrorist attacks, acts of war and responses to such events.

In addition, the stock markets have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. These fluctuations have often been unrelated or disproportionate to the operating performance of those companies. Broad market and industry factors, as well as general economic, political, regulatory and market conditions, may negatively affect the market price of the Combined Company’s common stock, regardless of the Combined Company’s actual operating performance. Furthermore, due to their cost of acquiring the Founder Shares being significantly less than the effective price per share of GACQ Common Stock paid by investors in the IPO, the ability of the Initial Stockholders to sustain the negative effects of any such volatility will be much greater than such investors in the IPO or investors that acquired GACQ Common Stock in the open market following the consummation of the IPO.
Volatility in the Combined Company’s stock price could subject the Combined Company to securities class action litigation.
In the past, securities class action litigation has often been brought against a company following a decline in the market price of its securities. If the Combined Company faces such litigation, it could result in substantial costs and a diversion of management’s attention and resources, which could harm its business.

If securities or industry analysts do not publish research or reports about the Combined Company, or publish negative reports, the Combined Company’s stock price and trading volume could decline.
The trading market for the Combined Company’s common stock will depend, in part, on the research and reports that securities or industry analysts publish about the Combined Company. The Combined Company does not have any control over these analysts. If the Combined Company’s financial performance fails to meet analyst estimates or one or more of the analysts who cover the Combined Company downgrade the Combined Company’s common stock or change their opinion, the Combined Company’s stock price would likely decline. If one or more of these analysts cease coverage of the Combined Company or fail to regularly publish reports on the Combined Company, it could lose visibility in the financial markets, which could cause the Combined Company’s stock price or trading volume to decline.
Because the Combined Company does not anticipate paying any cash dividends in the foreseeable future, capital appreciation, if any, would be your sole source of gain.
The Combined Company currently anticipates that it will retain future earnings for the development, operation and expansion of its business and does not anticipate declaring or paying any cash dividends for the foreseeable future. As a result, capital appreciation, if any, of the Combined Company’s common stock would be your sole source of gain on an investment in the Combined Company’s common stock for the foreseeable future.
The future sales of shares by the Combined Company’s stockholders and future exercise of registration rights may adversely affect the market price of the Combined Company’s common stock.
Sales of a substantial number of shares of the Combined Company’s common stock in the public market could occur at any time. If the Combined Company’s stockholders sell, or the market perceives that the Combined Company’s stockholders intend to sell, substantial amounts of the Combined Company’s common stock in the public market, the market price of the Combined Company’s common stock could decline.
The holders of the Founder Shares are entitled to registration rights pursuant to a registration rights agreement entered into in connection with the IPO. The holders of the majority of these securities are entitled to make up to three demands that GACQ register such securities. The holders of the majority of the Founder Shares, the Private Units and any working capital loans made to GACQ are entitled to make up to three demands that we register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the Founder Shares are to be released from escrow. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of the Business Combination. The presence of these additional Founder Shares trading in the public market may have an adverse effect on the market price of the Combined Company’s common stock.
The Combined Company is an emerging growth company, and the Combined Company cannot be certain if the reduced reporting requirements applicable to emerging growth companies will make the Combined Company’s common stock less attractive to investors.
Following the consummation of the Business Combination, the Combined Company will be an emerging growth company, as defined in the JOBS Act. For as long as the Combined Company continues to be an emerging growth company, it may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including exemption from compliance with the auditor attestation requirements of Section 404, reduced disclosure obligations regarding executive compensation and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. The Combined Company will remain an emerging growth company until the earlier of (i)(x) December 31, 2026, (y) the date on which the Combined Company has total annual gross revenue of at least $1.07 billion or (z) the date on which the Combined Company is deemed to be a large accelerated filer, which means the market value of shares of the Combined Company’s common stock that are held by non-affiliates exceeds $700 million as of the prior September 30th, and (ii) the date on which the Combined Company has issued more than $1.0 billion in non-convertible debt during the prior three-year period.

In addition, under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. The Combined Company has elected to avail itself of this exemption from new or revised accounting standards and, therefore, the Combined Company will not be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.
Even after the Combined Company no longer qualifies as an emerging growth company, it may still qualify as a “smaller reporting company,” which would allow it to take advantage of many of the same exemptions from disclosure requirements including exemption from compliance with the auditor attestation requirements of Section 404 and reduced disclosure obligations regarding executive compensation in this proxy statement and the Combined Company’s periodic reports and proxy statements.
The Combined Company cannot predict if investors will find the Combined Company’s common stock less attractive because the Combined Company may rely on these exemptions. If some investors find the Combined Company’s common stock less attractive as a result, there may be a less active trading market for the Combined Company’s common stock and its market price may be more volatile.
Subsequent to the consummation of the Business Combinations, GACQ may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.
Although GACQ has conducted due diligence on Luminex and GP Global, GACQ cannot assure you that this diligence revealed all material issues that may be present in those businesses, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of GACQ's, Luminex’s and GP Global’s control will not later arise. As a result, we may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if GACQ’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with GACQ’s preliminary risk analysis. Even though these charges may be non-cash items and may not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Combined Company’s securities. In addition, charges of this nature may cause the Combined Company to be unable to obtain future financing on favorable terms or at all.
A market for the Combined Company’s securities may not continue, which would adversely affect the liquidity and price of its securities.
Following the Business Combinations, the price of the Combined Company’s securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for the Combined Company’s securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of the Combined Company’s securities after the Business Combination can vary due to general economic conditions and forecasts, the Combined Company’s general business condition and the release of the Combined Company’s financial reports. Additionally, if the Combined Company’s securities are not listed on, or become delisted from Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of the Combined Company’s securities may be more limited than if New Hagerty were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Defined terms included below shall have the same meaning as terms defined and included elsewhere in this proxy statement/prospectus.
Introduction
The following unaudited pro forma condensed combined financial statements of GACQ present the combination of the historical financial information of GACQ, Luminex and GP Global adjusted to give effect to the Business Combinations. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.
The unaudited pro forma condensed combined balance sheet as of September 30, 2021 combines the historical balance sheet of GACQ, the historical balance sheet of Luminex and the historical balance sheet of GP Global as of September 30, 2021, on a pro forma basis as if the Business Combinations and related transactions, summarized below, had been consummated on September 30, 2021.
The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021 combine the historical statements of operations of GACQ, Luminex and GP Global for such period on a pro forma basis as if the Business Combinations and related transactions had been consummated on January 1, 2020, the beginning of the earliest period presented. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 combine the historical statements of operations of GACQ, Luminex and GP Global for such period on a pro forma basis as if the Business Combinations and related transactions had been consummated on January 1, 2020, the beginning of the earliest period presented.
The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:
•
the accompanying notes to the unaudited pro forma condensed combined financial statements;

•
the historical unaudited financial statements of GACQ as of and for the nine months ended September 30, 2021 and the related notes thereto, included elsewhere in this proxy statement/prospectus;

•
the historical audited financial statements of GACQ as of December 31, 2020 and the period from December 28, 2020 (inception) through December 31, 2020 and the related notes thereto, included elsewhere in this proxy statement/prospectus;

•
the historical unaudited financial statements of Luminex as of and for the six months ended August 31, 2021 and the related notes thereto, included elsewhere in this proxy statement/prospectus;

•
the historical audited financial statements of Luminex as of and for the year ended February 28, 2021 and the related notes thereto, included elsewhere in this proxy statement/prospectus;

•
the historical unaudited financial statements of GP Global as of and for the six months ended September 30, 2021 and the related notes thereto, included elsewhere in this proxy statement/prospectus;

•
the historical audited financial statements of GP Global as of and for the year ended March 31, 2021 and the related notes thereto, included elsewhere in this proxy statement/prospectus; and

•
the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GACQ,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Luminex,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GP Global,” and other financial information relating to GACQ, Luminex and GP Global included elsewhere in this proxy statement/prospectus, including the Merger Agreements.

Because GACQ’s fiscal year-end is December 31, Luminex’s fiscal year-end is February 28 and GP Global’s fiscal year-end is March 31, in order for the comparative information as of and for the nine months ended September 30, 2021 and the year ended December 31, 2020 to be comparable, Luminex’s and GP

Global’s financial information were adjusted and determined based on information as of and for nine months ended September 30, 2021 and for the year ended December 31, 2020.
•
The Luminex financial information for the nine months ended September 30, 2021 was determined by taking the six months ended August 31, 2021, adding the month ended September 30, 2021 and the adding the two months ended February 28, 2021.

•
The Luminex financial information for the year ended December 31, 2020 was determined by taking the year ended February 28, 2021, adding the two months ended February 28, 2020 and subtracting the two months ended February 28, 2021.

•
The GP Global financial information for the nine months ended September 30, 2021 was determined by taking the six months ended September 30, 2021 and adding the three months ended March 31, 2021.

•
The GP Global financial information for the year ended December 31, 2020 was determined by taking the year ended March 31, 2021 adding the nine months ended September 30, 2020 and subtracting the three months ended March 31, 2021.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the Combined Entity’s financial condition or results of operations would have been had the Business Combinations and PIPE occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Entity. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited transaction accounting adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The Combined Entity believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combinations and PIPE based on information available to management at this time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
Description of transactions
On December 13, 2021, GACQ entered into a Stock Purchase Agreement (the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”). Pursuant to the terms of the Luminex SPA, a business combination between GACQ and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”). Also on December 13, 2021, GACQ entered into a Stock Purchase Agreement (the “GP Global SPA”) by and among Global Consumer, TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”). Pursuant to the terms of the GP Global SPA, a business combination between Global Consumer and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”). The closing of the GP Global transaction is contingent upon the closing of the Luminex transaction. The ultimate 100% owner of GP Global is the Co-Chairman of GACQ.
The purchase price payable by Global Consumer to GP Global Seller at the Closing of the GP Global Stock Acquisition is in the form of the issuance of shares of common stock of Global Consumer (the “Acquisition Consideration Shares”) (valued at $10 per share) and is based on an enterprise value of $270 Million, which enterprise value is (1) subject to a downward adjustment determined prior to the Closing by Global Consumer but the enterprise value in any event shall not be less than $220 Million.
The purchase price payable by Global Consumer to Luminex Seller in the Luminex Stock Acquisition is in the form of cash and is based on an enterprise value of 8 times LTM EBITDA of Luminex and its subsidiaries for the trailing twelve months ending January 31, 2022 (subject to an enterprise value floor of $160 million and a cap of $200 million).
The Business Combination between GACQ and Luminex is expected to be accounted for as a forward business acquisition with GACQ as the accounting acquirer. Notwithstanding the legal form of the Business Combination pursuant to the Merger Agreement, the Business Combination between GACQ and GP Global is expected to be accounted for as a reverse acquisition because GP Global has been determined to be the accounting acquirer.
Pursuant to the existing GACQ Charter, public stockholders are being offered the opportunity to redeem, upon the Closing, shares of GACQ common stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account (as of two business days prior to the Closing). The unaudited pro forma condensed combined information contained herein assumes that GACQ stockholders approve the Business Combinations. GACQ’s public stockholders may elect to redeem their common stock for cash even if they approve the Business Combinations. GACQ cannot predict how many of its stockholders will exercise their right to have their shares redeemed for cash. As a result, for illustrative purposes, the unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of additional redemptions of GACQ common stock:
•
Assuming Minimum Additional Redemptions (“Minimum Redemption”) — this scenario assumes that no shares of GAQCQ common stock are redeemed; and

•
Assuming Maximum Redemptions (“Maximum Redemption”) — This scenario assumes the redemption of 10.7 shares of GACQ common stock at $10.00 per share, for aggregate payment of approximately $100.8 million from the Trust Account, so that GACQ retains at least $5,000,001 in net tangible assets immediately prior to or upon the consummation of the Business Combinations (after giving effect to payments of all unpaid expenses, GACQ’s liabilities and redemptions by GACQ’s public stockholders and excluding Luminex’s and GP Global’s closing cash and the proceeds of the PIPE).

The public stockholder redemptions are expected to be within the parameters described by the above two scenarios. However, there can be no assurance regarding which scenario will be closest to the actual results. Under both scenarios, GACQ is considered the accounting acquirer of Luminex and GP Global is considered the accounting acquirer of GACQ, as further discussed in Note 2, Basis of Presentation, of the unaudited pro forma condensed combined financial information.

Pro Forma Information
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2021
(in thousands)
	Luminex (Historical)	GP Global (Historical)	GACQ (Historical)		Pro Forma Adjustments Assuming Minimum Redemption			Pro Forma Combined Assuming Minimum Redemption	Pro Forma Adjustments Assuming Maximum Redemption			Pro Forma Combined Assuming Maximum Redemption
ASSETS										`
Current assets:
Cash and cash equivalents	$8,414	15,084		$251		$183,556	A	$100,780		$(100,780)	M	$—
						(5,935)	B
						(6,000)	C
						100,000	F
						(200,000)	H
						5,410	L
Restricted cash		30,016						30,016				30,016
Accounts receivable	20,934	13,344		388				34,666				34,666
Inventories	89,181	27,907						117,088				117,088
Prepaid expenses and other current assets	13,167	5,885		51				19,103				19,103
Total current assets	131,696	92,236		690		77,031		301,653		(100,780)		200,873
Non-current assets:
Cash and investments held in Trust Account	—	—		183,556		(183,556)	A	—				—
Investments	—	26		—				26				26
Intangible assets, net	5,346	230						5,576				5,576
Equity accounted investments		1,922						1,922				1,922
Deferred income tax asset	3,902					2,986	K	6,888				6,888
Property and equipment, net	32,713	29,463						62,176				62,176
Identified tangible and intangible assets and goodwill						178,445	I, J	178,445				178,445
Other non-current assets	4,405	3,891						8,296				8,296
Total non-current assets	46,366	35,532		183,556		(2,125)		263,329		—		263,329
TOTAL ASSETS	$178,062	$127,768		$184,246		$74,906		$564,982		$(100,780)		$464,202
LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ EQUITY (DEFICIT)
Accounts payable	$36,546	$32,239	$		$			$68,785	$			$68,785
Accounts payable – related party	4,116							4,116				4,116
Short-term debt	787	65,337				(26,337)	E	39,787				39,787
Other current liablities	26,034	27,178		16				53,228				53,228
Total current liabilities	67,483	124,754		16		(26,337)		165,916				165,916
See accompanying notes to the unaudited pro forma condensed combined financial information.

	Luminex (Historical)	GP Global (Historical)	GACQ (Historical)	Pro Forma Adjustments Assuming Minimum Redemption		Pro Forma Combined Assuming Minimum Redemption	Pro Forma Adjustments Assuming Maximum Redemption		Pro Forma Combined Assuming Maximum Redemption
Non-current liabilities:
Long-term debt	74,891	146,370		(58,370)	E	162,891			162,891
Employee compensation and benefits		539				539			539
Other non-current liabilities	13,536	547				14,083			14,083
Deferred tax liabilities, net	597	137				734			734
Warrant liability			4,406			4,406			4,406
Deferred underwriting fees payable			5,935	(5,935)	B	—			—
Total non-current liabilities	89,024	147,593	10,341	(64,305)		182,653			182,653
Total liabilities	156,507	272,347	10,357	(90,642)		348,569			348,569
COMMITMENTS AND CONTINGENCIES
Temporary equity:
Common stock subject to possible redemption			183,543	(183,543)	D	—			—
Shareholders’ equity (deficit):
Common stock		1,873	1	(1,873)	E	6	(1)	M	5
				2	E
				2	D
				1	F
Additional paid-in capital	107,584			183,541	D	354,463	(100,779)	M	253,684
				86,578	E
				(9,655)	G
				(6,000)	C
				99,999	F
				(107,584)	H
Accumulated other comprehensive income (loss)	18,830	3,576		(18,830)	H	3,576			3,576
Accumulated deficit	(104,859)	(143,781)	(9,655)	9,655	G	(140,795)			(140,795)
				104,859	H
				2,986	K
Non-controlling interest		(6,247)		5,410	L	(837)			(837)
Total shareholders’ equity (deficit)	21,555	(144,579)	(9,654)	349,091		216,413	(100,780)		115,633
TOTAL LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT	$178,062	$127,768	$184,246	$74,906		$564,982	$(100,780)		$464,202

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021
(in thousands, except share and per share data)
	Luminex (Historical)	GP Global (Historical)	GACQ (Historical)		Pro Forma Adjustments Assuming Minimum and Maximum Redemption			Pro Forma Combined Assuming Minimum and Maximum Redemption
Revenue:
Revenue	$215,165	$83,570	$		$			$298,735
Cost of revenue	146,049	55,462						201,511
Gross profit	69,116	28,108						97,224
Operating costs and expenses:
Selling, general and administrative	69,364	32,332		250				101,946
Restructuring	240							240
Management fees	375							375
Total operating costs and expenses	69,979	32,332		250				102,561
Loss from operations	(863)	(4,224)		(250)				(5,337)
Other income (expense):
Interest income		54		12		(12)	AA	54
Interest expense	(4,235)	(8,653)						(12,888)
Other income, net	73	7,043						7,116
Foreign exchange	(848)							(848)
Change in fair value of warrant liabilities				5,376				5,376
Transaction costs allocated to warrant liabilities				(451)				(451)
Total other income (expense)	(5,010)	(1,556)		4,937		(12)		(1,641)
Net income (loss) before income tax provision	(5,873)	(5,780)		4,687		(12)		(6,978)
Income tax provision	2,986	(1,658)				(2,986)	BB	(1,658)
Net income (loss) before equity method investment	(2,887)	(7,438)		4,687		(2,998)		(8,636)
Share of profit on equity method investment		1,128						1,128
Net income (loss) after equity method investment	(2,887)	(6,310)		4,687		(2,998)		(7,508)
Net loss attributable to noncontrolling interest		(474)				410	CC	(64)
Net income (loss)	$(2,887)	$(5,836)		$4,687		$(3,408)		$(7,444)
See accompanying notes to the unaudited pro forma condensed combined financial information.

	Luminex (Historical)	GP Global (Historical)	GACQ (Historical)	Assuming Minimum Redemption	Assuming Maximum Redemption
Weighted average Common shares outstanding	50,000	6,880,000	12,080,542	47,615,398	36,890,933
Net income (loss) per share, basic and diluted	$(57.74)	$(0.85)	$0.39	$(0.16)	$(0.20)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2020
(in thousands, except share and per share data)
	Luminex (Historical)	GP Global (Historical)	GACQ (Historical)		Pro Forma Adjustments Assuming Minimum and Maximum Redemption		Pro Forma Combined Assuming Minimum and Maximum Redemption
Revenue:
Revenue	$333,232	$126,236	$		$		$459,468
Cost of revenue	209,251	90,296					299,547
Gross profit	123,981	35,940					159,921
Operating costs and expenses:
Selling, general and administrative	113,823	44,799					158,622
Restructuring	7,272						7,272
Management fees	885						885
Intangible impairment	4,285						4,285
Goodwill impairment	40,148						40,148
Total operating costs and expenses	166,413	44,799		—			211,212
Loss from operations	(42,432)	(8,859)		—			(51,291)
Other income (expense):
Interest income		71					71
Interest expense	(6,022)	(13,330)					(19,352)
Other income, net	(259)	1,993					1,734
Foreign exchange	696						696
Total other income (expense)	(5,585)	(11,266)		—		—	(16,851)
Net income (loss) before income tax provision	(48,017)	(20,125)		—			(68,142)
Income tax provision	(1,298)	(7,047)					(8,345)
Net income (loss) before equity method investment	(49,315)	(27,172)		—		—	(76,487)
Share of profit on equity method investment		1,074					1,074
Net income (loss) after equity method investment	(49,315)	(26,098)					(75,413)
Net loss attributable to noncontrolling interest		(1,746)				1,512	(234)
Net income (loss)	$(49,315)	$(24,352)	$			$1,512	$(72,155)
See accompanying notes to the unaudited pro forma condensed combined financial information.

	Luminex (Historical)	GP Global (Historical)	GACQ (Historical)	Assuming Minimum Redemption	Assuming Maximum Redemption
Weighted average Common shares outstanding	50,000	6,880,000		47,615,398	36,890,933
Net loss per share, basic and diluted	$(986.30)	$(3.54)		$(1.52)	$(1.96)
See accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
Note 1 — Description of the Mergers
On December 13, 2021, GACQ entered into a Stock Purchase Agreement (the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”). Pursuant to the terms of the Luminex SPA, a business combination between GACQ and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”). Luminex’s equity holders will receive cash of $200 million subject to certain adjustments and a floor of $160 million. Also on December 13, 2021, GACQ entered into a Stock Purchase Agreement (the “GP Global SPA”) by and among Global Consumer, TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”). Pursuant to the terms of the GP Global SPA, a business combination between Global Consumer and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”). GP Global’s equity holders will receive 14.3 million shares of the Company’s common stock at a value of $10.00 per share and the assumption of $127 million of net debt for total consideration of $270 million, subject to certain adjustments and a floor of $220,000,000. Closing of the Luminex acquisition is a condition for closing the GP Global acquisition. The ultimate 100% owner of GP Global is the Co-Chairman of GACQ.
Note 2 — Basis of Presentation
The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The historical financial information of GACQ, Luminex and GP Global include transaction accounting adjustments to illustrate the estimated effect of the Business Combinations, the PIPE and certain other adjustments to provide relevant information necessary for an understanding of the combined company upon consummation of the transactions described herein.
The Business Combination between GACQ and Luminex is expected to be accounted for as a forward business acquisition with GACQ as the accounting acquirer. Tangible and intangible assets will be recorded at fair value and goodwill, if any, will be recorded. For purposes of the unaudited pro forma condensed combined financial information the Company has not determined such adjustments, including the impact to the pro forma balance sheet as well as the potential amortization of intangibles to the pro forma of operations, if any. As such, the pro forma balance sheet and pro forma statement of operations could be materially different.
Notwithstanding the legal form of the Business Combination pursuant to the GP Global SPA, the Business Combination between GACQ and GP Global is expected to be accounted for as a reverse acquisition in accordance with U.S. GAAP because GP Global has been determined to be the accounting acquirer under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”) under both the Minimum Redemption and Maximum Redemption scenarios. The determination is primarily based on the evaluation of the following facts and circumstances taking into consideration both the minimum redemption and maximum redemption scenarios:
•
The pre-combination equity holder of GP Global will hold the largest portion (approximately 40%) of the voting rights in Combined Entity;

•
The pre-combination equity holder of GP Global has significant influence in appointing the majority of the directors on the Combined Entity Board; and

•
GP Global senior management makes up a majority of the senior management of the Combined Entity.

Under the reverse acquisition model, the Business Combination will be treated as GP Global issuing equity for GACQ, with tangible and intangible assets recorded at fair value and goodwill, if any, recorded. For purposes of the unaudited pro forma condensed combined financial information the Company has not determined such adjustments, including the impact to the pro forma balance sheet as well as the potential amortization of intangibles to the pro forma of operations, if any. As such, the pro forma balance sheet and pro forma statement of operations could be materially different.
The unaudited pro forma condensed combined financial information has been prepared using both the Minimum Redemption and Maximum Redemption scenarios with respect to the potential redemption of Public Shares into cash. The public stockholder redemptions are expected to be within the parameters described by the two scenarios. However, there can be no assurance regarding which scenario will be closest to the actual results.
The unaudited pro forma condensed combined financial information does not reflect the income tax effects of the transaction accounting adjustments as any change in the deferred tax balance would be offset by an increase in the valuation allowance given GP Global’s incurred losses during the historical period presented.
Note 3 — Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021
The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2021 are as follows:
(A)
Reflects the reclassification of approximately $183.6 million of cash and cash equivalents held in the Trust Account at the balance sheet date that becomes available to fund expenses in connection with the Business Combination or future cash needs of the Company.

(B)
Reflects the payment of approximately $5.9 million of deferred underwriters’ fees. The fees were paid at the closing out of the trust account.

(C)
Represents transaction costs totaling approximately $6.0 million.

(D)
Reflects the reclassification of approximately $183.5 million of common stock subject to possible redemption to permanent equity.

(E)
Represents the issuance of 14.3 million shares of the post-combination GACQ’s common stock to GP Global equity holders and assumption of approximately $127 million of net debt as consideration for the reverse acquisition.

(F)
Assumes the issuance of the 10 million shares of GACQ’s common stock to the private PIPE investors at $10 per share.

(G)
Reflects the reclassification of GACQ’s historical accumulated deficit.

(H)
Reflects the $200 million cash purchase of Luminex.

(I)
The Company is required to determine and record the fair value of Luminex tangible and intangible assets and goodwill, if any, as of the acquisition date. The Company has not yet determined these amounts. The current amount represents the difference between the purchase price and the book value.

(J)
The Company is required to determine and record the fair value of GACQ (post acquisition of Luminex) tangible and intangible assets and goodwill, if any, as of the acquisition date. The Company has not yet determined these amounts.

(K)
Reflects the elimination of tax benefits upon combining the entities.

(L)
Reflects the elimination of minority shareholders that are being bought out by GP Global pre business combination.

(M)
Reflects the maximum redemption of approximately 10.7 million shares of common stock for approximately $100.8 million based on available cash.

Note 4 — Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2021
The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021 are as follows:
(AA)
Reflects the elimination of investment income in the trust.

(BB)
Reflects the elimination of tax benefits upon combining the entities.

(CC)
Reflects the elimination of minority shareholders that are being bought out by GP Global pre business combination.

Note 5 — Loss Per Share
Net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combinations assuming the shares were outstanding since January 1, 2020. As the Business Combinations are being reflected as if they had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire period presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire periods. 9,358,306 of warrants have been excluded from the calculation as they are anti-dilutive.
The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption for the nine months ended September 30, 2021:
Nine Months Ended September 30, 2021	Scenario 1 (Assuming Minimum Redemption)	Scenario 2 (Assuming Maximum Redemption)
	(in thousands, except share and per share data)
Pro forma net loss	$(7,444)	$(7,444)
Weighted average shares outstanding – basic and diluted	47,615,398	36,890,933
Net loss per share – basic and diluted	$(0.16)	$(0.20)
Pro Forma weighted average shares calculation – basic and diluted
GACQ public stockholders	18,263,000	7,538,535
GACQ Sponsor	5,019,363	5,019,363
Total	23,282,363	12,557,898
PIPE	10,000,000	10,000,000
GP Global – shares issued upon reverse acquisition	14,333,035	14,333,035
Pro Forma weighted average shares outstanding – basic and diluted	47,615,398	36,890,933
The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption for the year ended December 31, 2020:
Year Ended December 31, 2020	Scenario 1 (Assuming Minimum Redemption)	Scenario 2 (Assuming Maximum Redemption)
	(in thousands, except share and per share data)
Pro forma net loss	$(72,155)	$(72,155)
Weighted average shares outstanding – basic and diluted	47,615,398	36,890,933

Year Ended December 31, 2020	Scenario 1 (Assuming Minimum Redemption)	Scenario 2 (Assuming Maximum Redemption)
	(in thousands, except share and per share data)
Net loss per share – basic and diluted	$(1.52)	$(1.96)
Pro Forma weighted average shares calculation – basic and diluted
GACQ public stockholders	18,263,000	7,538,535
GACQ Sponsor	5,019,363	5,019,363
Total	23,282,363	12,557,898
Private placement	10,000,000	10,000,000
GP Global – shares issued upon reverse acquisition	14,333,035	14,333,035
Pro Forma weighted average shares outstanding – basic and diluted	47,615,398	36,890,933

COMPARATIVE PER SHARE INFORMATION
The following table sets forth historical comparative share information for GACQ, Luminex and GP Global and unaudited pro forma combined per share information of the Combined Company after giving effect to the Business Combination, assuming two redemption scenarios as follows:
•
Assuming No Redemptions —  this scenario assumes that no shares of GACQ Common Stock are redeemed in connection with the consummation of the Business Combinations; and

•
Assuming Maximum Redemptions —  this scenario assumes that 10,700,000 of the 23,282,362 shares of GACQ Common Stock are redeemed, resulting in an aggregate payment of approximately $107.5 million from the Trust Account, which is the maximum possible redemption of the outstanding GACQ Common Stock in order for GACQ to satisfy the minimum amount of net tangible assets of $5,000,001 remaining after the consummation of the Business Combinations.

The unaudited pro forma book value information reflects the Business Combinations as if they had been consummated on September 30, 2021. The weighted average shares outstanding and earnings (loss) per share information reflects the Business Combinations as if they had been consummated on January 1, 2021, the beginning of the earliest period presented.
The comparative per share information is derived from, and should be read in conjunction with, “Unaudited Pro Forma Condensed Combined Financial Information,” including the accompanying notes, contained elsewhere in this proxy statement. In addition, the comparative per share information should be read in conjunction with GACQ’s financial statements and Luminex’s and GP Global’s consolidated financial statements, in each case, including the accompanying notes, contained elsewhere in this proxy statement. The comparative per share information is presented for illustrative purposes only and is not necessarily indicative of actual or future financial condition or results of operations that would have been realized if the Business Combinations had been consummated as of the date indicated or will be realized upon the consummation of the Business Combinations.
Because GACQ’s fiscal year-end is December 31, Luminex’s fiscal year-end is February 28 and GP Global’s fiscal year-end is March 31, in order for the comparative per share information for the three months ended September 30, 2021 and the year ended December 31, 2020 to be comparable, Luminex and GP Global were calculated as described under “Unaudited Pro Forma Condensed Combined Financial Information.”
	Luminex (Historical)	GP Global (Historical)	GACQ (Historical)	Minimum Redemption	Maximum Redemption
As of September 30, 2021
Book value per diluted share	431.10	(21.01)	(0.80)	4.55	3.32
For the nine months ended September 30, 2021
Weighted average Common shares outstanding	50,000	6,880,000	12,080,542	47,615,398	38,042,320
Net income (loss) per share, basic and diluted	(57.74)	(0.85)	0.39	(0.16)	(0.20)
For the year ended December 31, 2020
Weighted average Common shares outstanding	50,000	6,880,000	—	47,615,398	38,042,320
Net loss per share, basic and diluted	(986.30)	(3.54)	—	(1.52)	(1.90)

THE MEETING OF GACQ’S STOCKHOLDERS
General
GACQ is furnishing this proxy statement to GACQ’s stockholders as part of the solicitation of proxies by the GACQ Board for use at the Meeting of the GACQ’s stockholders to be held on [•], 2022 and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about [•], 2022 in connection with the vote on the Proposals. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the Meeting.
Time, Date and Place
The Meeting will be held virtually at 11:00 a.m., Eastern time, on [•], 2022 and conducted exclusively via live audio cast at http://www.cstproxy.com/[•], or such other time, date and place to which the Meeting may be adjourned or postponed, for the purposes set forth in the accompanying notice. There will not be a physical location for the Meeting, and you will not be able to attend the Meeting in person. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for GACQ and the GACQ’s stockholders. The virtual meeting format allows attendance from any location in the world. You will be able to attend via a live audio cast available at http://www.cstproxy.com/ [•] or by calling toll-free at [•] in the United States or at [•] from foreign countries from any touch-tone phone (with access code: [•]).
Virtual Meeting Registration
To register for the virtual Meeting, please follow these instructions as applicable to the nature of your ownership of GACQ Common Stock.
If your shares of GACQ Common Stock are registered in your name with Continental and you wish to attend the online-only virtual meeting, go to http://www.cstproxy.com/[•], enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the Meeting, you will need to log back into the website using your control number. Pre-registration is recommended but is not required in order to participate in the virtual Meeting.
Beneficial owners of GACQ Common Stock who wish to participate in the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker or other nominee that holds their shares of GACQ Common Stock and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners of GACQ Common Stock who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting Continental, a beneficial owner of GACQ Common Stock will receive an electronic mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial owners of GACQ Common Stock should contact Continental at least five business days prior to the date of the Meeting.
Accessing the Virtual Meeting Audio Cast
You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial owners of GACQ Common Stock who hold shares through a bank, broker or other nominee will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental contact information is as follows: [•] or email proxy@continentalstock.com.
Record Date; Who is Entitled to Vote
GACQ has fixed the close of business on [•], 2022 as the Record Date for determining those of the GACQ’s stockholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 23,282,362 shares of GACQ Common Stock issued and outstanding and entitled to vote, of which 18,716,612 are Public

Shares and 4,565,750 are Founder Shares held by the Initial Stockholders. Each holder of shares of GACQ Common
Stock is entitled to one vote per share on each Proposal. If your shares of GACQ Common Stock are held in “street name,” you should contact your bank, broker or other nominee to ensure that shares owners of GACQ Common Stock held beneficially by you are voted in accordance with your instructions.
In connection with the IPO, we entered into the Letter Agreement, pursuant to which the Initial Stockholders agreed to vote any shares of GACQ Common Stock owned by them in favor of the Luminex Business Combination Proposal, the GP Global Business Combination Proposal and the other Proposals. As of the date of this proxy statement, the Initial Stockholders own 21.56% of the issued and outstanding shares of GACQ Common Stock. The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Business Combination Proposals and, accordingly, we would need only 801,229, or 4.38%, of the 18,263,000 Public Shares to be voted in favor of the Business Combination Proposals in order to have them approved (assuming that only a quorum was present at the meeting).
Quorum and Required Votes for the Proposals
A quorum of the GACQ stockholders is necessary to hold a valid meeting. The GACQ stockholders representing the majority of the shares of GACQ Common Stock issued and outstanding as of the Record Date and entitled to vote at the Meeting must be present in person by virtual attendance or represented by proxy will constitute a quorum. Shares of GACQ Common Stock will be counted for purposes of determining if there is a quorum if a GACQ stockholder (i) is present and entitled to vote at the meeting or (ii) has properly submitted a proxy card or voting instructions through a bank, broker or other nominee. In the absence of a quorum, the GACQ stockholders representing the majority of the votes present in person by virtual attendance or represented by proxy at the Meeting may adjourn the Meeting until a quorum is present. Abstentions by virtual attendance and by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not.
Below are the required votes for each of the Proposals
•
Proposal 1 — Approval of the Luminex Business Combination Proposal requires the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Luminex Business Combination Proposal.

•
Proposal 2 — Approval of the GP Global Business Combination Proposal requires the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the GP Global Business Combination Proposal.

•
Proposal 3 — Approval of the Charter Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of GACQ Common Stock entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Charter Proposal.

•
Proposal 4 — The approval of the Advisory Charter Proposals is a non-binding advisory vote, and requires the affirmative vote of the holders of a majority of the shares of GACQ Common Stock present or represented at the Meeting, by ballot, proxy or electronic ballot and entitled to vote thereon at the Meeting. Abstentions and broker non-votes have no effect on the outcome of the Advisory Charter Proposals.

•
Proposal 5 — Approval of the Nasdaq Proposal requires the affirmative vote of the majority of the votes cast by holders of GACQ Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Nasdaq Proposal.

•
Proposal 6 — Approval of the Directors Proposal requires the vote of a plurality of the shares of the Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Directors Proposal.

•
Proposal 7 — Approval of the Incentive Plan Proposal requires the affirmative vote of the majority of the votes cast by holders of GACQ Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Incentive Plan Proposal.

•
Proposal 8 — Approval of the Adjournment Proposal requires the affirmative vote of the majority of the shares of GACQ Common Stock cast, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Adjournment Proposal.

Attending the Meeting either in person by virtual attendance or represented by proxy and abstaining from voting and a broker non-vote will have the same effect as voting against the Luminex Business Combination Proposal, the GP Global Business Combination Proposal and/or the Charter Proposal.
The Luminex Business Combination Proposal is conditioned upon the approval of the Charter Proposal. The GP Global Business Combination Proposal is conditioned upon the approval of the Charter Proposal and the Nasdaq Proposal. Each of the Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal is conditioned upon the approval of the Luminex Business Combination Proposal. The consummation of the Luminex Stock Acquisition is not conditioned on the consummation of the GP Global Stock Acquisition. However, the GP Global Stock Acquisition is conditioned on the consummation of the Luminex Stock Acquisition. If the GP Global Stock Acquisition is not approved by GACQ’s stockholders, GACQ will proceed with the consummation of the Luminex Stock Acquisition, if it has been approved. However, if the Luminex Stock Acquisition is not approved by GACQ’s stockholders, GACQ will not proceed with the consummation of the GP Global Stock Acquisition.
Voting Your Shares
Each share of GACQ Common Stock that you own in your name entitles you to one vote on each Proposal at the Meeting. Your proxy card shows the number of shares of GACQ Common Stock that you own.
There are two ways to ensure that your shares of GACQ Common Stock are voted at the Meeting:
•
You can vote your shares of GACQ Common Stock by signing, dating and returning the enclosed proxy card in the pre-paid postage envelope provided. If you submit your proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares of GACQ Common Stock as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares of GACQ Common Stock, your shares will be voted, as recommended by the GACQ Board. The GACQ Board recommends voting “FOR” each of the Proposals. If you hold your shares of GACQ Common Stock in “street name,” which means your shares of GACQ Common Stock are held of record by a bank, broker or other nominee, you should follow the instructions provided to you by your bank, broker or other nominee to ensure that the votes related to the shares you beneficially own are properly represented and voted at the Meeting.

•
You can participate in the virtual Meeting and vote during the Meeting even if you have previously voted by submitting a proxy as described above. However, if your shares of GACQ Common Stock are held in the name of your bank, broker or other nominee, you must get a proxy from the bank, broker or other nominee. That is the only way GACQ can be sure that the bank, broker or other nominee has not already voted your shares of GACQ Common Stock.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES OF GACQ COMMON STOCK WILL BE VOTED IN FAVOR OF THE BUSINESS COMBINATION PROPOSAL AND EACH OF THE OTHER PROPOSALS.

Revoking Your Proxy
If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
•
you may send another proxy card with a later date;

•
if you are a holder of record as of the Record Date, you may notify our proxy solicitor, [•], in writing before the Meeting that you have revoked your proxy; or

•
you may participate in the virtual Meeting, revoke your proxy and vote during the virtual Meeting, as indicated above.

Who Can Answer Your Questions About Voting Your Shares of GACQ Common Stock
If you have any questions about how to vote or direct a vote in respect of your shares of GACQ Common Stock, you may contact [•], our proxy solicitor as follows:
No Additional Matters May Be Presented at the Meeting
The Meeting has been called only to consider the approval of the Luminex Business Combination Proposal, the GP Global Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal, the Incentive Plan Proposal and the Adjournment Proposal. Under the Current Charter, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in the notice of the Meeting.
Redemption Rights
Pursuant to the Current Charter, a holder of the Public Shares may demand that GACQ redeem such Public Shares for cash in connection with the consummation of the Business Combination. You may not elect to redeem your Public Shares hares prior to the consummation of the Business Combination.
If you are a public stockholder and you seek to have your Public Shares redeemed, you must submit your request in writing that we redeem your Public Shares for cash no later than 5:00 p.m., Eastern time, on [•], 2022 (two business days before the Meeting). The request must be signed by the applicable stockholder in order to validly request redemption. A stockholder is not required to submit a proxy card or vote in order to validly exercise redemption rights. The request must identify the holder of the shares of GACQ Common Stock to be redeemed and must be sent to Continental at the following address:
Continental Stock Transfer & Trust Company
1 State Street, 30th floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
You must tender the Public Shares for which you are electing redemption at least two business days before the Meeting by either:
•
delivering certificates representing shares of GACQ Common Stock to Continental; or

•
delivering the shares of GACQ Common Stock electronically through the DTC’s DWAC (Deposit / Withdrawal At Custodian) System.

Any corrected or changed written demand of redemption rights must be received by Continental at least two business days before the Meeting. No demand for redemption will be honored unless the holder’s shares of GACQ Common Stock have been delivered (either physically or electronically) to Continental at least two business days prior to the vote at the Meeting.
Public stockholders of GACQ Common Stock may seek to have their Public Shares redeemed regardless of whether they vote for or against the Business Combination Proposal and whether or not they are holders of shares of GACQ Common Stock as of the Record Date. Any public stockholder who holds shares of GACQ Common Stock on or before [•], 2022 (two business days before the Meeting) will have the right to demand that his, her or its Public Shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, upon the consummation of the Business Combination.
If you wish to tender through the DTC’s DWAC (Deposit / Withdrawal At Custodian) System, please contact your bank, broker or other nominee and request delivery of your shares of GACQ Common Stock through the DTC’s DWAC (Deposit / Withdrawal At Custodian) System. Delivering shares of GACQ Common Stock physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and Continental will need to act together to facilitate this request. It is GACQ’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from Continental. GACQ does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Stockholders who request physical stock certificates and wish to redeem their shares of GACQ Common Stock may be unable to meet the deadline for tendering their shares of GACQ Common Stock before exercising their redemption rights and thus will be unable to redeem their shares of GACQ Common Stock.
In the event that a stockholder tenders its shares of GACQ Common Stock and decides prior to the consummation of the Business Combination that it does not want to redeem its shares of GACQ Common Stock, the stockholder may withdraw the tender. In the event that a stockholder tenders shares of GACQ Common Stock and the Business Combination is not consummated, these shares of GACQ Common Stock will not be redeemed for cash and the physical certificates representing these shares of GACQ Common Stock will be returned to the stockholder promptly following the determination that the Business Combination will not be consummated. GACQ anticipates that a stockholder who tenders shares of GACQ Common Stock for redemption in connection with the vote to approve the Business Combination Proposal would receive payment of the redemption price for such shares of GACQ Common Stock promptly following the consummation of the Business Combination.
If properly demanded by the GACQ’s public stockholders, GACQ will redeem each share for a pro rata portion of the funds available in the Trust Account, calculated as of two business days prior to the anticipated consummation of the Business Combination. As of [•], 2022, this would amount to approximately [$10.05] per share. If you exercise your redemption rights, you will be exchanging your shares of GACQ Common Stock for cash and will no longer own shares of GACQ Common Stock.
Notwithstanding the foregoing, a holder of the Public Shares, together with any affiliate of his or her or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)-(1) of the Exchange Act) will be restricted from seeking redemption rights with respect to more than 15% of the shares of GACQ Common Stock.
If too many public stockholders exercise their redemption rights, we may not be able to meet certain closing conditions and, as a result, would not be able to consummate the Business Combination.
Appraisal Rights
Appraisal rights are not available to holders of shares of GACQ Common Stock in connection with the Business Combinations.
Proxies and Proxy Solicitation Costs
GACQ is soliciting proxies on behalf of the GACQ Board. This solicitation is being made by mail but also may be made by telephone or in person. GACQ and its executive officers, directors and employees may also solicit proxies in person, by telephone or by other electronic means. Any solicitation made and information provided in such a solicitation will be consistent with this proxy statement and proxy card.
GACQ will bear the cost of solicitation. [•], a proxy solicitation firm that GACQ has engaged to assist it in soliciting proxies, will be paid its customary fee of approximately $[•] and be reimbursed for out-of-pocket expenses.

GACQ will ask banks, brokers and other nominees to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. GACQ will reimburse them for their reasonable expenses.

PROPOSAL 1 — THE LUMINEX BUSINESS COMBINATION PROPOSAL
General
Holders of GACQ Common Stock are being asked to approve and adopt the Luminex SPA and the transactions contemplated thereby. The GACQ’s stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Luminex SPA, which is attached as Annex A to this proxy statement. See “— The Luminex Stock Purchase Agreement” for additional information and a summary of certain terms of the Luminex SPA. You are urged to read carefully the Luminex SPA in its entirety before voting on the Luminex Business Combination Proposal.
Because GACQ is holding a stockholder vote on the Luminex Business Combination Proposal, it may consummate the Luminex Business Combination only if it is approved by the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting.
Background of the Luminex Business Combination
The terms of the Luminex SPA are the result of negotiations between the representatives of GACQ and Luminex. The following is a brief description of the background of these negotiations and related transactions.
Prior to the consummation of the IPO, neither GACQ, nor anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any potential business combination target with respect to an initial business combination with GACQ.
Background of the Business Combination
Throughout the time period discussed in this section, Mr. Pai, was both Co-Chairman of the GACQ Board, and the sole shareholder of GP Global Seller, which owns 100% of the equity of GP Global. In addition, Mr. Ajila, was GACQ’s Chief Executive Officer, Chief Financial Officer and Co-Chairman of the GACQ Board, and member of the board of directors of each of Primacy Industries Limited and MVP Group, which are subsidiaries of GP Global. Mr. Ajila is an independent director of Primacy Industries Limited and MVP Group and does not draw any salary from them. Also, Vishnu Balu served as the Head — M&A at GACQ and also as the Chief Strategy Officer of MVP Group.
Due to Mr. Pai and Mr. Ajila’s expertise in investment management, mergers and acquisitions, as well as their experience as entrepreneurs, operators and private equity investors in both privately held and public companies, Mr. Ajila and Mr. Pai, as Co-Chairmen of the GACQ Board, took the lead in identifying target companies GACQ could approach for a potential business combination. As disclosed in the prospectus as the time of the IPO, in light of the expertise and the backgrounds of the Sponsor, directors and officers, it was possible that GACQ could decide to acquire one or more businesses affiliated with the Sponsor, directors and officers. Pursuant to the prospectus in the IPO, GACQ was not prohibited from engaging in a business combination with one or more target businesses that have relationships with entities that may be affiliated with GACQ’s Sponsor, directors or officers, provided that GACQ, or a committee of independent directors, obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, that such an initial business combination is fair to the Company from a financial point of view.
The following is a summary of the nine targets that Messrs. Pai and Ajila had discussions with, either directly, or indirectly:
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Target 1: GP Global, a significant player in air care private label solutions in the United States, with operations in Europe and India and estimated $130 million in annual revenue, and an affiliated company of Mr. Pai;

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Target 2: An equipment manufacturer and solution provider in the air care industry in the United States with estimated $250 million in annual revenue;

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Target 3 — One of the largest players in the air care private label solutions in Europe, with an estimated $350 million in annual revenue;

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Target 4 — Luminex, one of the largest players in air care private label solutions in the United States, with an estimated $300 million in annual revenue;

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Target 5 — A global digital platform company that focuses on cross-border payments;

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Target 6 — A significant player in the candle private label solutions in the United States, with an estimated $100 million in annual revenue;

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Target 7: A candle brand in the United States, with an estimated $45 million in annual revenues;

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Target 8: A natural cosmetic and personal care brand in Europe with estimated $10 million in annual revenues;

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Target 9: A non-wax fragrance products company that has a contract filling facility in the US, with an estimated $75 million in annual revenue;

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Target 10: A skincare company in Switzerland, with an estimated $5 million in annual revenue, with patented technology and high growth potential, especially in Asia.

Target 1 — GP Global
On June 12, 2021, Mr. Ajila and Mr. Pai participated in a conference call with the GP Global management team: Sean Peters, CEO, Drew Moore, CFO, Vishnu Balu, Chief Strategy Officer and Vinod Kulkarni, Director of Strategy & Business Intelligence. Management of GP Global discussed a number of topics, including capitalization structure, financial projections, M&A strategies, corporate governance, key management personnel, as well as GP Global’s preparedness in consummating a business combination with GACQ and becoming a public company. GP Global’s management team also presented an overview of the financial projections and expressed a high level of comfort in achieving the projected revenue targets.
After the conference call Mr. Pai and Mr. Ajila further considered GP Global as a potential target based on the following key considerations:
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Underlying growth in the air care industry globally, which has seen a further increase in demand from consumers due to the COVID-19 pandemic;

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Immediate opportunity to consolidate the private label market in air care in the United States with a number of companies open to acquisitions;

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GP Global is a significant player in air care private label solutions in the United States, with a growing brands portfolio that is e-commerce focused;

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GP Global has invested significantly in building a platform company with in-house centres of excellence for digital & analytics, product development expertise, global sourcing and multi-location manufacturing that lends itself to “tuck-in” acquisition opportunities of other consumer asset companies that are suitable for acquisition and integration into the GP Global platform;

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GP Global has a strong competitive advantage over the other market players due to its low-cost manufacturing location in India;

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GP Global has a fast-growing and scalable private label and contract manufacturing business in India; and

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At the time, GP Global’s Indian subsidiary, Primacy Industries Limited, was in the process of raising $40 million from a private equity fund in India, which transaction has since been completed.

Based upon the foregoing, Mr. Pai and Mr. Ajila believed that GP Global, with all of its competitive advantages and in-house centers of excellence, would be a good fit as a potential business combination target and that post- Business Combination could ultimately serve as a platform company to build upon by acquiring complementary companies and integrating them into the GP Global platform.
During the course of the further diligence and other discussions with GP Global related to a possible acquisition, as described below, Mr. Ajila had several informal discussions with each of the independent directors of the GACQ Board, which included Art Drogue, Dennis Tse and Tom Clausen (the “Independent Directors”). The purpose of the discussions was to provide the Independent Directors with periodic updates on the due diligence process with GP Global, as well as the other potential business combination targets. These discussions also centered on the process that would have to be taken, including obtaining a fairness opinion, in connection with a potential business combination with GP Global, an affiliated company.
Messrs. Ajila and Pai authorized Mr. Vishnu Balu, Chief Strategy Officer of GP Global to assist them in approaching other potential targets identified by GACQ for a potential business combination or as a tuck-in acquisition.
Target 2 — An equipment manufacturer and solution provider in the air care industry in the United States with estimated $250 million in annual revenue
On June 12, 2021, at the request of Messrs. Ajila and Pai, Mr. Balu initiated contact with the private equity owners of Target 2. Target 2 is a leading company in the industry, so was well known by Messrs. Ajila, Pai and Balu. They were not aware if Target 2 was interested in a potential transaction, but was identified as a company that could be complementary based upon the strategy for GACQ. On June 16, 2021, Mr. Balu had a call with the partner in charge of managing the investment and provided a brief background on the Company as a blank check company and its intention to acquire GP Global and use it as a platform company to further build and acquire consumer assets in the air care industry. The partner also shared summary information on Target 2, including its business model, revenue size and EBITDA margins, although no non-disclosure agreement (“NDA”) or confidentiality agreement had been signed. On June 22, 2021 the private equity owners communicated to Mr. Balu their willingness to engage in a discussion with GACQ for an all cash acquisition of at 10X EBITDA. On July 8, 2021, Mr. Ajila and Mr. Pai had a call with the private equity owner of the company to indicate the Company’s willingness to proceed with the acquisition and to detail the process and timeline for the transaction. The partner in charge of the investment asked for some time to discuss the offer with its investment committee.
On August 12, 2021, the partner in charge reverted back to the Company via email that they were not interested in pursuing a sale of business at such time, and would check back with the Company at a later date.
Target 3 — One of the largest players in the air care private label solutions in Europe, with an estimated $350 million in annual revenue
Several years ago, the owners of Target 3 had contacted Mr. Ajila and Mr. Pai, as well-known private equity investors in the industry, to discuss possible strategic opportunities. After the closing of the IPO, Messrs. Rohan and Pai decided their team should reach out to Target 3 to see if the owners had any interest in a transaction with GACQ. On June 16, 2021, Mr. Balu initiated discussions with Target 3. Mr. Balu contacted the partner in charge of managing the investment at Target 3 and provided a brief background on the Company as a blank check company and its intention to acquire GP Global and use it as a platform company to further build and acquire consumer assets in the air care industry. On July 1, 2021, the Company signed an NDA with Target 3, and Target 3 shared some preliminary financial information with the Company. On August 23, 2021, based on preliminary financial information received from Target 3, the Company issued a non-binding LOI to the sellers of Target 3 for a total valuation of $300 million. On August 30, 2021, Mr. Ajila and Mr. Balu had a call with the seller to discuss the LOI. The sellers declined the offer, as they had expected a significantly higher enterprise valuation. Between September 1 and September 22, 2021, the Company continued to analyze and review valuation ranges and structuring options for Target 3, but eventually determined not to pursue the opportunity, given the wide disparity in preliminary evaluations and after further taking into account the progress with the Luminex acquisition and the need to move quickly with Luminex given its active sales process that was underway.
Target 4 — Luminex
Luminex is a market leader in the aircare industry, operating through its Candle-lite and PartyLite brands. Through its Candle-lite brand, Luminex offers branded and private label solutions in North America, and through its PartyLite brand, Luminex sells products via a direct-selling and social selling models in North America, Europe and Australia. For at least five months, Mr. Pai had been aware that

Luminex was in search of a potential buyer. In October 2020, Scott Meader, Luminexs CEO, spoke directly to Mr. Pai as director of GP Global, to ascertain his interest in a potential merger between GP Global and Luminex. The GP Global and Luminex management teams had known each other, having operated in the same industry for many years and following their earlier on and off discussions from 2020 regarding a potential merger between Luminex and GP Global.
The indication of interest for a transaction between Luminex and GP Global did not involve any discussions regarding GACQ or GACQ’s intention to consummate an initial public offering. A private company to private company merger transaction was being considered between GP Global and Luminex. In October 2020, Mr. Pai asked Mr. Balu to take the conversation with Luminex forward. Once GP Global showed active interest, Mr. Meader introduced Mr. Balu to Mr. Mayank Singh, the partner in charge at Centre Lane Partners (“CLP”). CLP is a private equity investor in Luminex. Messrs. Balu, Meader and Singh conducted multiple calls regarding a potential merger between GP Global and Luminex. Luminex shared its financial information, and also answered GP Global’s preliminary questions on the financial and business performance. On the Luminex side, discussions were restricted to Mr. Meader, Ms. Sarah Burton, CFO of Luminex, and Mr. Singh. Based upon these initial assessments, GP Global believed that a merger would present significant synergies. By April 2021, however, GP Global decided to wait and to pursue this opportunity after it completed a debt restructuring that was underway and had access to more capital from a private equity financing. As a result, the conversations terminated.
After the discussions between Mr. Pai and Mr. Ajila involving the potential acquisition of GP Global, together with other potential targets, Mr. Pai authorized Mr. Balu to begin outreach to Luminex management about a possible business combination with the Company and with GP Global. Given Luminex’s prior interest in pursuing a merger with GP Global and Mr. Balu’s involvement directly with Luminex management and Mr. Singh, Mr, Ajila and Mr Pai agreed that Mr. Balu would be in the best position to lead the discussions and due diligence.
On June 16, 2021, Mr. Balu initiated discussions with Mr. Meader about a potential business combination with GACQ and GP Global. He and Mr. Meader discussed the possibility that a combination involving GACQ, Luminex and GP Global might command a market leading position in the air care industry in the United States. During the call, Mr. Meader informed Mr. Balu that at this time, CLP had already engaged Duff & Phelps to lead the sale of the Luminex business. Mr. Meader requested that Mr. Balu carry the discussion forward with Duff & Phelps and Mr. Singh.
On June 24, 2021, Mr. Ajila spoke to Mr. Singh regarding Luminex and gave him the background on GACQ as a blank check company and its plan to acquire GP Global as a platform company to further build and acquire consumer assets in the air care industry. Mr. Ajila proposed that CLP cease a search for a buyer for Luminex and engage with GACQ exclusively for a potential business combination. This was followed up by a number of calls among Mr. Ajila and Mr. Singh to understand the process and timeline for a possible combination. Shortly thereafter, Mr. Singh communicated to Mr. Ajila via a call that CLP would cease its search for a buyer upon receipt of an all cash offer from GACQ. On June 16, 2021, GACQ signed an NDA with Luminex and the company’s advisor Duff & Phelps provided access to the Luminex dataroom to GACQ on July 9, 2021.
Target 5 — A global digital platform company that focuses on cross-border payments
On July 6, 2021, Mr. Dennis Tse, one of GACQ’s independent director, who is familiar with Target 5 through his network, first introduced Mr. Ajila, Mr. Pai and Mr. Clausen to Target 5. On July 21, 2021, the GACQ directors and Mr. Balu conducted a conference call with the management of Target 5 and discussed the business model, competitive advantages, growth plans and some of the target’s business successes. On July 21, 2021, GACQ signed an NDA with Target 5, and the Company began to review preliminary information provided by Target 5. Later that month, the GACQ Board decided not to move forward with this opportunity, having determined that this target had yet to provide proof of concept and turn profitable.
Target 6 — A significant player in the candle private label solutions in the United States, with an estimated $100 million in annual revenue
On August 23, 2021, Mr. Balu was contacted by an investment banker on behalf of Target 6. On the basis of the information supplied by the investment banker, the GACQ Board felt that the company could be a potential tuck-in acquisition for GP Global and the Company. On August 26, 2021 the Company signed an NDA with Target 6. On September 2, 2021, Target 6 forwarded some preliminary financial information and an investment memorandum to the Company. On September 3, Mr. Balu and Sean Peters from GP Global had a call with sellers to understand the business in more detail. On Sep 9, 2021, the Company issued an LOI to Target 6 for total enterprise value of $35 million. The seller replied with concerns over some terms of the LOI, including the requirement for a full due diligence since GP Global and Target 6 focused on the same retail clients. At the end of October 2021, the Company decided to continue its review of Target 6, but at a much slower pace, due to the substantial progress being made on the Luminex and GP Global acquisitions. On December 10, 2021, as the Company had made significant progress with Luminex and GP Global negotiations, Mr. Balu communicated to the investment banker of Target 6 that the Company intended to put all deal discussions on hold as it is entering an exclusive period with another target it had been in discussions for several months.
Target 7 — A candle brand in the United States, with an estimated $45 million in annual revenues
On August 27, 2021, Mr. Balu was contacted by an investment banker with an opportunity to acquire Target 7. On August 30, 2021, the Company signed an NDA with Target 7 and its advisor, after which Target 7 shared some preliminary financial information via email and on conference calls. Following the signing of the NDA, Mr. Balu and Mr. Peters had a video conference meeting with the owner of Target 7. This discussion gave them a deeper understanding of the business of the target company. The Company determined that Target 7 could be a good tuck-in acquisition, after the business combination with GP Global. On October 14, 2021, the investment banker followed-up with seller’s expectation of $45 million in an all cash offer, net of fees. At the end of October 2021, the Company decided to continue its review of Target 7 at a much slower pace, due to the substantial progress made on the Luminex and GP Global acquisitions. On December 10, 2021, the Company communicated to Target 7 its decision to put all deal discussions on hold as it was entering an exclusive period with another target it had been in discussions for several months.
Target 8 — A natural cosmetic and personal care brand in Europe with estimated $10 million in annual revenues
On September 15, 2021, Mr. Ajila was introduced to Target 8 by Mr. Clausen, through his network in Europe. On October 15, 2021 Mr. Ajila, Mr. Clausen and Mr. Balu had a call with the owners of Target 8 to discuss the market opportunity, the brand positioning, growth potential and the potential to merge with GACQ. During the call, Mr. Balu also provided an introduction to the Company as a blank check company and its plan to acquire GP Global as a platform company to further build and acquire consumer assets in the air care industry. On October 18, 2021, the Company signed an NDA with Target 8 and Target 8 shared some preliminary financial information with the Company. On November 11, 2021, Mr. Clausen had a follow-up call with the sell side consultant of Target 8, and was updated that the owners of Target 8 were approaching their private equity investors to obtain consent to enter into negotiations with the Company. On December 10, 2021 the Company communicated to Target 8 that it intended to put all deal discussions on hold as it was entering an exclusive period with another target it had been in discussions with for several months.
Target 9: A non-wax fragrance products company that has a contract filling facility in the US, with an estimated $75 million in annual revenue
On October 6, 2021, Mr. Ajila, Mr. Pai and Mr. Balu were introduced to Target 9 through an industry contact. The directors of GACQ had an initial call with the management team of Target 9, where they discussed the company culture, the strategy of GACQ, and also whether the organizational culture of Target 9 would be maintained after a possible acquisition. They also discussed Target 9’s business model and its team members and business partners. However, GACQ decided to continue its review of Target 9 at a much slower pace due to the substantial progress made on the Luminex acquisition and the GP Global acquisition.
Target 10: A skincare company in Switzerland, with an estimated $5 million in annual revenue, with patented technology and high growth potential, especially in Asia
On July 30, 2021, Mr. Clausen, one of the Company’s independent directors, had a call with the chairman of Target 10 to understand its business model and the investment opportunity in more detail.

After the call, Mr. Clausen and Mr. Ajila together decided that given the size of Target 10’s business and its go-to-market strategy, it could be an attractive tuck-in opportunity at a later date for the Company.
Further Business Combination Discussions with GP Global
On August 31, 2021, GP Global engaged KNAV (US) to undertake a PCAOB audit of the business. On September 10, 2021, GACQ engaged Loeb & Loeb LLP (“Loeb”), legal counsel to GACQ to conduct due diligence review of GP Global. On September 14, 2021, GP Global engaged Deloitte Touche (“DT”) to perform a financial vendor due diligence.
On September 20, 2021, Mr. Ajila , after taking into account GP Global’s competitive advantages as a platform company with in-house centers of excellence, its future growth potential, valuation of listed comparables and private equity injection in its subsidiary based in India at a valuation of 6.5X 2-year forward average EBITDA, estimated that a total enterprise valuation of $270 million at 8X FY 23 EBITDA was a fair valuation of the company and issued a non-binding LOI to GP Global for a total enterprise value of $270 million.
On November 19, 2021, Loeb presented the first draft of the GP Global Stock Purchase Agreement to the GP Global management team and their legal counsel, KPPB LLP (“KPPB”).On November 22, 2021, GACQ received the first draft of the vendor due diligence report from DT for GP Global. Between December 2, 2021 and December 7, 2021 the officers of GACQ had a number of calls with DT and the GP Global management team to understand the debt and debt-like obligations of the company, the tax liabilities and profitability of the business, and updates on the performance of the company.
Between November 22 and December 7, 2021, GACQ officers and Loeb had a number of calls with the GP Global management team and KPPB to finalize the terms of the GP Global Stock Purchase Agreement based on the vendor due diligence report, financial and tax report and the legal due diligence report.
Due to Mr. Pai’s position on the GACQ Board and his ownership of GP Global Seller and Mr. Ajila’s position as a GACQ executive officer and director, and his role as an independent director of the GP Global subsidiaries, GACQ, or a committee of independent directors, was required to obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, that such an initial business combination with GP Global is fair to the Company from a financial point of view (the “Fairness Opinion”). Accordingly, initially GACQ initiated discussions with multiple firms for this work, including Houlihan Lokey, Marshall & Stevens and BDO USA, LLP (“BDO”). After evaluating proposals from Houlihan Lokey, Marshall & Stevens and BDO. GACQ selected BDO to provide the Fairness Opinion. In selecting BDO, GACQ considered, among other things, the fact that BDO is a reputable independent accounting firm with substantial experience advising companies, and, is continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and valuations for corporate and other purposes.
On November 26, 2021, the Company and BDO entered into an engagement letter pursuant to which BDO was engaged to render the Fairness Opinion in connection with the GP Global Business Combination (the “BDO Engagement Letter”). Although, as described in the prospectus at the time of the IPO, GACQ was permitted to obtain the Fairness Opinion, BDO had requested that its engagement be under the authority of a special committee of the GACQ Board and had addressed its engagement letter to “The Special Committee of the Board of Directors.” GACQ executed the engagement letter. However, GACQ was not familiar with the concept of a special committee under Delaware law and did not intend to form such a committee in connection with the approval of the GP Global Business Combination and GACQ intended instead to follow the process set forth in its prospectus for proposed business combinations with affiliated entities and have the disinterested directors of the GACQ Board participate in the review of the Fairness Opinion. Subsequently, the GACQ Board agreed to form a fairness opinion committee (the “Fairness Opinion Committee”), whose role was to oversee the negotiation and delivery of the Fairness Opinion by BDO.
On December 10, 2021, the GACQ Board held a special board meeting via Zoom to discuss the terms of the Luminex SPA (as defined below) and GP Global Purchase Agreement and private placement commitments. The details of the special meeting are described below under “GACQ Board Approval of the Business Combinations.”

On January 17, 2022, GACQ Board formed the Fairness Opinion Committee comprised of the Independent Directors of the GACQ Board and disinterested directors in the business combinations with Luminex and GP Global. As a result, on January 19, 2022, Mr. Clausen, as the Chairperson of the Fairness Opinion Committee, entered into an amendment of the BDO Engagement Letter. On December 3, 2021, in a conference call with GACQ officers including Mr. Ajila, Loeb, KPPB, and the GP Global management team, it was agreed between the parties, that taking into account the on-going PCAOB audit of GP Global, the enterprise valuation of the company at the time of closing of the transaction could vary between $220 million and $270 million and the transaction documents would be accordingly modified. On December 9, 2021, the final draft of the agreement was shared with GACQ and GP Global.
On January 26, 2022, BDO presented its conclusion underlying the Fairness Opinion at a meeting of the Fairness Opinion Committee. After the presentation, BDO left the meeting and the members of the Fairness Opinion Committee continued their discussions. The Fairness Opinion Committee voted unanimously to accept and approve the Fairness Opinion.
Further Business Combination Discussions with Luminex
On June 17, 2021, GACQ submitted a non-binding Letter of Intent (“Initial LOI”) to Luminex for a total enterprise value of $183.3 million. The Initial LOI contemplated an exclusivity period and the provision of documentation and audited financials to facilitate GACQ’s due diligence investigation.
On July 5, 2021, after review of a five-year financial model prepared internally by Luminex, including EBITDA projections, an investment memorandum, management discussion and listed comparables, the GACQ Board determined that 8X fiscal year 2022 Projected EBITDA ($25 million), would be a fair valuation for Luminex. The GACQ Board reached this valuation based on three factors: (1) comparable deals in the Air Care Industry, (2) synergy potential from a combination of Luminex with GP Global, and (3) Luminex was conducting a formal sale process, and GACQ had indications that there was active interest from other global players. As a result, on July 5, 2021, GACQ issued a non-binding Letter of Intent (“LOI”) to Luminex for a total enterprise value of $200 million. The LOI also included an exclusivity period; the provision of documentation and audited financials to facilitate GACQ’ s due diligence investigation; that the transaction would be an all cash deal structured “public-style,” such that none of the representations, warranties, covenants or agreements contained in the definitive agreements would survive closing; and none of CLP or any of its affiliates or representatives, would have any liability with respect to any such representations, warranties, covenants or agreements; except, that, any such post-closing covenant or agreement would survive closing to the extent required to be performed post-closing.
On July 6, 2021, the LOI was received and signed by Mr. Meader on behalf of Luminex.
On July 7, 2021, Mr. Peters, Mr. Balu, Mr. Moore, Mr. Birch and Mr. Kulkarni from the GP Global management team travelled to Leesburg, Ohio to visit the Luminex manufacturing facility and also conduct management meetings with representatives of Duff & Phelps, the Luminex management team, including Mr. Meader, Ms. Burton, and other team members. The Luminex management team gave an initial high-level presentation to the GP Global team, which was followed by a detailed discussion about Luminex’s business, capitalization structure, financial projections, governance and key management personnel. Participants at this meeting discussed a number of related topics including customers, product portfolio, new product development, direct-selling business model metrics, supply chain and organization structure.
On July 15, 2021 GACQ engaged Whitewater Corporate Advisory Private Limited (“Whitewater”), a boutique advisory firm based in India, to prepare a five-year financial model for each of GP Global and Luminex on a standalone basis, and as a combined entity, based on the projections and inputs received from GP Global and Luminex, with a focus on analyzing the revenue projections, cost structure of the businesses, capital requirements and financial ratios, including optimal debt-equity structure for the combined entity. Whitewater was also entrusted to work with the GP Global management team to make a five year financial projection that included an estimate of the cost synergies if the companies were integrated. Whitewater’s engagement included project management support services for an eventual GACQ business combination with GP Global and Luminex.
Between August 1 and August 30, 2021, Mr. Ajila had several calls with Mr. Singh to discuss the next steps in the process including the launch of financial, tax and legal due diligence, the advisors to be engaged and the scope of the engagements.

On August 31, 2021, Luminex engaged Deloitte Touche (US) to conduct financial vendor due diligence. On September 2, 2021, Luminex engaged Crowe (US) to undertake an audit of the business.
Between July 16, 2021 and September 10, 2021, the Whitewater team had a number of calls with the GP Global management team and Luminex management team about the five-year financial model, which also included numerous discussions on revenue projections, growth drivers, projected margins and profitability, client-wise sales projections, brand-wise sales projections, capital requirements and debt obligations, both on a standalone basis, as well as assuming a consolidated combined entity. This also included an estimate of the combined synergies and costs of integration of the two entities over a five year period. The Whitewater team also had detailed discussions with the management of GP Global on the nature of customer contracts and the associated terms, conditions, and onboarding process. The two management teams also provided more detail to Whitewater on the assumptions underlying financial projections, in particular the revenue projections, the cost structure of the business, working capital requirements and debt obligations. The management teams also detailed the impact of COVID-19 on the business in fiscal years 2020 and 2021 on their respective businesses. The GP Global management team also provided regular updates to Whitewater on these calls about the progress on the bank debt restructuring of GP Global’s two subsidiaries, MVP Group and Primacy Industries, and also on the private equity investment of $40 million in Primacy Industries Limited from a Bain affiliated private equity fund in India.
On September 10, 2021, GACQ engaged Loeb to conduct due diligence investigations on Luminex.
On September 11, 2021, Whitewater presented the five-year financial model of the two businesses and the combined entity to Messrs. Ajila and Pai, along with the GP Global management team. The discussion included a wide range of topics including the combined synergies, costs of integration, risks involved in the combined business model, the total debt on the balance sheet of the two companies and analysis of various financial ratios. The two directors of GACQ also had a discussion with Whitewater on the potential for accelerated growth by combining the two entities as well as improvements in margins and profitability. The GACQ directors concluded that the combined entity would be able to command a dominant market share in the private label market for air care in the United States. In addition, they concluded that the combined entity would be able to leverage off of GP Global’s multi-location manufacturing capability, low cost manufacturing base and in-house product development to further expand by (i) expanding into related care industries with their existing retail client base and (ii) targeting new retail client relationships and markets. The combined entity would also have a brand portfolio contributing approximately 50% of revenues which would include well-known brands such as the hundred year old brand Colonial Candle, as well as Candle-lite, PartyLite and Manly Indulgence.
On September 14, 2021, GP Global engaged Deloitte Touche (“DT”) to perform a financial vendor due diligence.
On October 7, 2021 GACQ signed an engagement letter with Brio to prepare the consolidated pro forma financials of the GACQ, Luminex and GP Global as the combined entity after the PCAOB audits were completed
On October 22, 2021 GACQ received the first draft vendor due diligence report prepared by DT on Luminex and the final draft report on October 27, 2021. Between October 22, 2021 and November 15, 2021 Mr. Ajila and the GP Global management team had a number of calls with DT, Duff & Phelps and the Luminex management team to understand the debt and debt-like obligations of Luminex, the tax liabilities and profitability of the business, and updates on the performance of the company.
On November 2, 2021 Loeb presented a draft of the Luminex Stock Purchase Agreement (“Luminex SPA”) to Jones Day, legal counsel for CLP.
On November 3, 2021 Mr. Ajila, Mr. Pai, the Whitewater team, the GP Global management team, the Luminex management team, Duff & Phelps and Mr. Singh had an update call on the performance and financials of the Luminex year-to-date September 2021. During the call, the teams discussed the underperformance of the direct-selling business versus projections and the risk of a shortfall in EBITDA for fiscal year 2022. Between November 3, 2021 and November 8, 2021, Mr. Ajila, the Whitewater team and the GP Global management team had a number of calls with the Luminex management team and Duff & Phelps on the year-to-date financial figures focusing on the direct-selling model of Luminex.

On November 8, 2021, on the advice of Loeb, GACQ signed an engagement letter with Loyens Loeff as EU counsel to undertake the EU Legal due diligence for the Luminex.
On November 12, 2021, during a conference call, Mr. Ajila expressed concern to Mr. Singh about the year-to-date underperformance of Luminex and negotiated for the valuation at 8X last-twelve-month EBITDA ended January 2021. On November 15, 2021, CLP agreed to renegotiated valuation terms keyed to last-twelve-month EBITDA, which, if above a certain threshold resulted in a valuation of Luminex at $200 million and if below the same threshold resulted in a valuation of Luminex at eight times last-twelve-month EBITDA, though not less than $160 million.
Between November 15, 2021 and December 7, 2021, Mr. Ajila, the GP Global management team, Loeb, the Luminex management team, Jones Day and Mr. Singh, had a number of calls to finalize the terms of the Luminex SPA based on the financial vendor due diligence report, tax due diligence report and the legal due diligence report. The terms to finalize included (i) treatment of intercompany debt, (ii) post-closing restrictive covenants of certain affiliates of CLP, (iii) purchase mechanics of the post-close purchase price adjustment, (iv) addition of an indemnity escrow and (v) certain covenants relating to delivery of Luminex of financial information between sign and close. On December 8, 2021, the final draft of the Luminex SPA was shared with GACQ, CLP and Luminex.
GACQ Board Approval of the Business Combinations
On December 10, 2021, the GACQ Board held a special board meeting via Zoom to discuss the terms of the Luminex SPA and GP Global Purchase Agreement and private placement commitments. GACQ officers prepared a set of materials that included the latest draft agreements and related agreements, commercial due diligence report, and the financial, tax & legal due diligence reports that had been previously distributed to the GACQ Board for their review. The first item on the agenda at the GACQ Board special board meeting was the discussion of the acquisition of Luminex. GACQ officers presented to the GACQ Board a summary of the key terms of the Luminex SPA and the proposed resolutions to be submitted to the GACQ Board for approval. GACQ’s management also briefed the GACQ Board on certain key aspects of Luminex’s business operations such as its market share, direct to consumer model, its long-standing relationships with large retailers, and cost synergies and revenue accretion for the combined business entity, post combination. The GACQ Board then considered these factors in light of GACQ’s criteria for searching for synergistic acquisitions to the GP Global platform, and also weighted these factors against the potential risks discovered during the diligence process. Following the presentation and the ensuing deliberations among the board members, all board members of GACQ voted in favor of acquiring Luminex in an all cash deal, including approval of the Luminex SPA.
After the Luminex discussion, Mr. Pai recused from the meeting and did not participate in the discussion, deliberations or the vote regarding the GP Global Stock Purchase Agreement. The Independent Directors were aware of Mr, Ajila’s affiliation with GP Global at the time of the meeting, but given his role as an independent director at the GP Global subsidiaries, thought it best for Mr. Ajila to remained at the meeting to present to the Independent Directors of the GACQ Board a summary of the key terms of GP Global Purchase Agreement, and the proposed resolutions to be submitted to the Independent Directors for approval. Mr. Ajila briefed the Independent Directors on certain key aspects of GP Global’s business operations such as its low cost manufacturing base, global supply chain, in-house product development capabilities, digital marketing expertise, growth potential through expansion in other product categories and India business potential. The Independent Directors then considered these factors in light of GACQ’s criteria for a platform company to acquire and merge other consumer assets onto and also weighted these factors against the potential risks discovered during the diligence process. Following these presentations and deliberation among the board members, the Independent Directors of GACQ voted in favor of acquisition of GP Global in a share swap deal, including approval of the GP Global Stock Purchase Agreement. The Independent Directors also asked for the Fairness Opinion on the valuation of GP Global to be presented to the them for approval before closing of the transaction.
On December 13, 2021, GACQ executed the Purchase Agreements with the sellers of Luminex and GP Global, respectively. On December 13, 2021, after the execution of the Purchase Agreement and related documents, GACQ, Luminex and GP Global issued a joint press release announcing the Business Combination. Shortly thereafter, GACQ filed a current report on Form 8-K attaching the press release, the investor presentation used by GACQ in connection with the Luminex Stock Acquisition, the GP Global Stock Acquisition and related matters and certain ancillary documents.
The Luminex SPA
The subsections that follow this subsection describe the material provisions of the Luminex SPA, but do not purport to describe all of the terms of the Luminex SPA. The following summary is qualified in its entirety by reference to the complete text of the Luminex SPA, a copy of which is attached as Annex A hereto, which is incorporated herein by reference. Stockholders and other interested parties are urged to read the Luminex SPA carefully and in its entirety (and, if appropriate, with the advice of financial and legal counsel) because it is the primary legal document that governs the Luminex Business Combination.
On December 13, 2021, Global Consumer entered into a Stock Purchase Agreement (the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”). Pursuant to the terms of the Luminex SPA, a business combination between Global Consumer and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”). The board of directors of Global Consumer (the “GACQ Board”) has (i) approved and declared advisable the Luminex SPA and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Luminex SPA and related transactions by the stockholders of Global Consumer.
Luminex Stock Acquisition Consideration
The purchase price payable by Global Consumer to Luminex Seller in the Luminex Stock Acquisition is in the form of cash and is based on an enterprise value of 8 times LTM EBITDA of Luminex and its subsidiaries for the trailing twelve months ending January 31, 2022 (subject to an enterprise value floor of $160 million and a cap of $200 million), which enterprise value is (1) increased by (A) the cash and cash equivalents of Luminex and its subsidiaries as immediately prior to the Closing, and (B) certain transaction expenses incurred by Luminex for the benefit of Global Consumer, and (2) decreased by (A) the funded debt of Luminex and its subsidiaries as of immediately prior to the Closing, (B) certain agreed-upon debt-like items of Luminex and its subsidiaries, (C) Luminex transaction expenses, and (D) the tax liability resulting from the settlement or extinguishment of certain intercompany debt prior to Closing. In addition, the purchase price is adjusted upwards or downwards by any surplus or shortfall in net working capital of Luminex and its subsidiaries as of immediately prior to the Closing as compared to an agreed upon net working capital target. The purchase price payable at the Closing (and each component thereof) will be estimated in good faith by Luminex and reviewed and approved by an accounting firm mutually agreed upon by Global Consumer and Luminex Seller. The estimated closing purchase price will be reviewed post-closing and any adjustment will be made by mutual agreement of Global Consumer and Luminex or, in case of disagreement, by Grant Thornton LLP. In case of a negative post-closing adjustment amount, the maximum amount payable by Luminex is $5 million, which amount will be deposited in escrow at Closing out of the purchase price payable by Global Consumer to Luminex Seller.
Representations and Warranties
The Luminex SPA contains customary representations and warranties of the parties thereto. Luminex and Luminex Seller have made representations and warranties with respect to (a) corporate existence and power, (b) authorization to enter into the Luminex SPA and related transactions, (c) governmental authorization, (d) non-contravention, (e) capitalization, (f) corporate records, (g) subsidiaries, (h) consents, (i) financial statements, (j) books and records, (k) internal accounting controls, (l) absence of changes, (m) properties; title to the company’s assets, (n) litigation, (o) contracts, (p) licenses and permits, (q) compliance with laws, (r) intellectual property, (s) accounts payable, (t) employees; employee matters, (u) withholding, (v) employee benefits, (w) real property, (x) tax matters, (y) environmental laws, (z) finders’ fees, (aa) powers of attorney, suretyships and bank accounts, (bb) directors and officers, (cc) anti-money laundering laws, (dd) insurance, (ee) related party transactions, and (ff) not an investment company.
Global Consumer has made representations with respect to (a) corporate existence and power, (b) corporate authorization to enter into the Luminex SPA and related transactions, (c) governmental authorization, (d) non-contravention, (e) finders’ fees, (f) board approval, (g) litigation, (h) capitalization, (i) compliance, (j) SEC filings; financial statements; Sarbanes-Oxley, (k) purchaser trust fund, and (l) registration and listing.
Covenants
The Luminex SPA includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Luminex Stock Acquisition, and efforts to satisfy conditions to consummation of the Luminex Stock Acquisition.
The Luminex SPA also contains additional covenants of the parties, including, among others, access to information, tax matters, notices of certain events, cooperation in the preparation of the Proxy Statement and other filings required to be filed in connection with the Luminex Stock Acquisition, cooperation with antitrust law approvals, efforts to obtain Company Consents, Global Consumer’s right to obtain quality of earnings reports as of December 31, 2021 and January 31, 2022, Luminex providing additional financial information, approval by Luminex stockholders with respect to Waived 280G Benefits, cooperation and payment in Global Consumer securing a RWI Policy not to exceed $20 million, non-competition and non-solicitation, and Global Consumer using commercially reasonable efforts to secure at least $100 million in a PIPE Financing.
Exclusivity
Each of Global Consumer, Luminex Seller and Luminex has agreed that from the date of the Luminex SPA until the Closing Date or, if earlier, the valid termination of the Luminex SPA in accordance with its terms, it will not initiate any negotiations with any party relating to an Alternative Transaction (as such term is defined in the Luminex SPA) or enter into any agreement relating to such a proposal. Each of Global Consumer, Luminex Seller and Luminex has also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of Global Consumer, Luminex Seller or Luminex, as applicable, would be deemed a breach of the party’s obligations with respect to these non-solicitation restrictions.
Conditions to Closing
The consummation of the Luminex Stock Acquisition is conditioned upon, among other things, (i) the absence of any applicable law or order restraining, prohibiting or imposing any condition on the consummation of the Luminex Stock Acquisition and related transactions, (ii) the expiration or termination of the waiting period under the HSR Act and any other applicable Antitrust Laws and the consent, approval or authorization of any Authority required under applicable Antitrust Laws, (iii) no action being brought by any Authority to enjoin or otherwise restrict the consummation of the Closing, (iv) Global Consumer having at least $5,000,001 of net tangible assets either immediately prior to or upon consummation of the Luminex Stock Acquisition, and (v) approval by Global Consumer stockholders of the Luminex Stock Acquisition and related transactions and each of the Purchaser Proposals.
Global Consumer’s obligation to close is subject to the satisfaction of the following conditions, which include, among other things, (A) Luminex having duly performed or complied with all of its obligations under the Luminex SPA in all material respects, (B) the representations and warranties of Luminex (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect), other than the Company Fundamental Representations, being true and complete in all material respects as of the date of the Luminex SPA and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty being true and complete in all material respects at and as of such earlier date), (C) the Company Fundamental Representations (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) being true and complete in all respects at and as of the date of the Luminex SPA and as of the Closing Date, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty being true and complete in all respects at and as of such specific date), other than de minimis inaccuracies, (D) no event having occurred that would result in a Material Adverse Effect on

Luminex or any of its subsidiaries, (E) receipt of Company Consents, (F) receipt of payoff letters for certain Closing Funded Debt, and (G) resignation of certain Luminex directors as set forth in the Luminex SPA.
Luminex’s conditions to closing include, among other things, (A) Global Consumer having duly performed or complied with all of its obligations under the Luminex SPA in all material respects, (B) the representations and warranties of Global Consumer contained in the Luminex SPA (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect), other than the Purchaser Fundamental Representations, being true and complete in all material respects as of the date of the Luminex SPA and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty being true and complete in all material respects at and as of such earlier date), (C) the Purchaser Fundamental Representations (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) being true and complete in all respects at and as of the date of the Luminex SPA and as of the Closing Date, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty being true and complete in all respects at and as of such specific date), other than de minimis inaccuracies, (D) no event having occurred that would result in a Material Adverse Effect on Global Consumer, and (E) Global Consumer shall have executed and delivered to Luminex and Luminex Seller a copy of each Additional Agreement to which Global Consumer is a party.
Termination
The Luminex SPA may be terminated at any time prior to the Closing Date as follows:
(i)   by either Global Consumer or Luminex Seller if (i) the Luminex Stock Acquisition and related transactions are not consummated on or before February 28, 2022 (the “Outside Closing Date”), provided that, if the SEC has not cleared the Proxy Statement on or prior to February 28, 2022, the Outside Closing Date shall be automatically extended monthly until the Proxy Statement is cleared by the SEC and upon such clearance the Outside Closing Date shall be automatically extended for 60 days after such clearance; provided, however, that in no event shall the Outside Closing Date extend beyond June 13, 2022; and (ii) the material breach or violation of any representation, warranty, covenant or obligation under the Luminex SPA by the party (i.e., Global Consumer, on one hand, or Luminex Seller, on the other hand) seeking to terminate the Luminex SPA was not the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date, without liability to the other party. Such right may be exercised by Global Consumer or Luminex Seller, as the case may be, giving written notice to the other at any time after the Outside Closing Date;
(ii)   by either Global Consumer or Luminex Seller if any Authority has issued any final decree, order, judgment, award, injunction, rule or consent or enacted any law, having the effect of permanently enjoining or prohibiting the consummation of the Luminex Stock Acquisition, provided that, the party seeking to terminate cannot have breached its obligations under the Luminex SPA and such breach was a direct and substantial cause of such action by the Authority; or
(iii)   by mutual written consent of Global Consumer and Luminex Seller duly authorized by each of their respective boards of directors, managers or members, as applicable.
The Luminex SPA and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about Global Consumer, Luminex or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Luminex SPA were made as of a specified date, are modified or qualified by information in one or more disclosure letters prepared in connection with the execution and delivery of the Luminex SPA, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Luminex SPA are not necessarily characterizations of the actual state of facts about Global Consumer, Luminex or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that Global Consumer makes publicly available in reports, statements and other documents filed with the

SEC. Global Consumer, Luminex Seller and Luminex stockholders, members, managers and security holders are not third-party beneficiaries under the Luminex SPA.
Survival of Representations and Warranties and Indemnification
The representations, warranties, covenants or agreements of Global Consumer, Luminex and Luminex Seller contained in the Luminex SPA will survive the Closing and the consummation of the transactions contemplated thereby for a period of 24 months after the Closing Date. Subject to the limitations set forth in the Luminex SPA, from and after the Closing, Luminex Seller shall defend, indemnify and hold harmless each of Global Consumer, its Affiliates (including, after the Closing, Luminex) and their respective successors, officers, directors, shareholders, employees, agents, trustees, advisers, lenders and representatives, solely out of the Retention Escrow Funds, from and against, and pay or reimburse, such indemnitees for any and all claims, liabilities (including Tax liabilities), obligations, losses, fines expenses, costs, proceedings, deficiencies, judgments, penalties or damages, including out-of-pocket expenses, consulting fees, court costs, expert witness fees and reasonable attorneys’ fees and expenses incurred in the investigation or defense of any of the same or in asserting any of their respective rights thereunder, resulting from, arising out of or relating to any misrepresentation or breach of any warranty of Luminex or Luminex Seller contained in the Luminex SPA.
Regulatory Approvals
GACQ and Luminex have agreed to comply promptly but in no event later than ten business days after the date of the Luminex SPA with the notification and reporting requirements of the HSR Act. The parties did comply with such notification and reporting requirements within the ten business day timeframe. Each of GACQ and Luminex have agreed to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to antitrust laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals, as applicable, under antitrust laws as soon as practicable, including by requesting early termination of the waiting period provided for under the HSR Act to the extent available. Each of GACQ and Luminex will, in connection with their respective efforts to obtain all requisite approvals and authorizations for the transactions contemplated under the Luminex SPA under any antitrust law and use their respective reasonable best efforts to (i) cooperate in all respects with the other party or its affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by private persons, (ii) keep the other parties reasonably informed of any communication received by such party or its representatives from, or given by such party or its representatives to, any governmental authority and of any communication received or given in connection with any proceeding by a private person, in each case, regarding any of the transactions contemplated by the Luminex SPA, (iii) permit a representative of the other parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any governmental authority or, in connection with any proceeding by a private person, with any other person and, to the extent permitted by such governmental authority or other person, give a representative or representatives of the other parties the opportunity to attend and participate in such meetings and conferences, (iv) in the event a party’s representative is prohibited from participating in or attending any meetings or conferences, the other parties will keep such party promptly and reasonably apprised with respect thereto and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the transactions contemplated by the Luminex SPA, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any governmental authority.
The consummation of the Luminex Business Combination is conditioned upon the expiration or early termination of the HSR Act waiting period. GACQ and Luminex filed their respective notification and report forms under the HSR Act with the DOJ and the FTC on January 12, 2022. The initial 30-day waiting period is currently scheduled to expire on February 11, 2022 at 11:59 PM. GACQ and Luminex have agreed to split all filing fees payable in connection with HSR Act filings.
Proxy Solicitation
This proxy statement will be sent to the GACQ’s stockholders as soon as practicable after the date on which all comments to this proxy statement have been cleared by the SEC (but in any event, within five business days following such date) for the purpose of soliciting proxies from holders of GACQ Common Stock to vote at the Meeting in favor of the Proposals. GACQ will keep Luminex reasonably informed regarding all matters relating to the Proposals and the Meeting, including by promptly furnishing any voting or proxy solicitation reports received by GACQ in respect of such matters and similar updates regarding any redemptions in respect of GACQ’s redemption offer to the GACQ’s stockholders. In accordance with GACQ’s organizational documents, the proceeds held in the Trust Account will be used for the redemption of shares of GACQ Common Stock held by the GACQ’s stockholders who have elected to redeem their shares of GACQ Common Stock.
GACQ has agreed, through the GACQ Board, to unanimously recommend to the GACQ’s stockholders that they approve each of the Proposals and has agreed to include such recommendation of the GACQ Board in this proxy statement, and will otherwise take all lawful action to solicit and obtain the approval of the GACQ’s stockholders in favor of the proposals contained in this proxy statement. GACQ has agreed that neither the GACQ Board nor any committee thereof will change, withdraw, withhold, qualify or modify, or publicly propose or resolve to change, withdraw, withhold, qualify or modify in a manner adverse to Luminex, the GACQ Board’s board recommendation to the GACQ’s stockholders to approve each of the Proposals.
GACQ has agreed to take all action necessary under applicable law to, in consultation with Luminex, establish the Record Date for (which Record Date will be mutually agreed with Luminex), call, give notice of and hold the Meeting to consider and vote on the Proposals at the Meeting. GACQ has agreed to hold the Meeting as promptly as practicable, in accordance with applicable law and GACQ’s organizational documents, after the date on which all comments to this proxy statement have been cleared by the SEC; provided, however, that GACQ may postpone or adjourn the Meeting on one or more occasions for up to 30 days in the aggregate upon the good faith determination by the GACQ Board that such postponement or adjournment is necessary to solicit additional proxies to obtain approval of the Proposals or otherwise take actions consistent with GACQ’s obligations pursuant to the Luminex SPA. GACQ will take all reasonable measures to ensure that all proxies solicited in connection with the Meeting are solicited in compliance with applicable law.
Luminex Stockholder Approval
Contemporaneously with the execution of the Luminex SPA, the sole stockholder of Luminex provided its written consent pursuant to which it approved the Luminex SPA, the Luminex Business Combination and the other transactions contemplated by the Luminex SPA, in accordance with applicable law and Luminex’s organizational documents.
Effects of the Luminex Business Combination
Upon consummation of the Luminex Business Combination, GACQ will acquire 100% of the issued and outstanding shares of Luminex.
Other Agreements Relating to the Luminex Business Combination
Purchaser Support Agreement
In connection with the execution of the Luminex SPA, certain stockholders of Global Consumer entered into a support agreement (the “Purchaser Support Agreement”) pursuant to which the stockholders of Global Consumer that are parties to the Purchaser Support Agreement have agreed to vote all shares of common stock of Global Consumer beneficially owned by them in favor of the Luminex SPA and related transactions.
Escrow Agreement
At Closing, Global Consumer and Luminex Seller will enter into an escrow agreement (the “Escrow Agreement”) with KeyBank National Association (the “Escrow Agent”) pursuant to which Global Consumer will deposit, on the Closing Date from the purchase price payable by Global Consumer to Luminex Seller in the Luminex Stock Acquisition, an aggregate amount consisting of (a) $5,000,000 and (b) the RWI

Retention Amount, into separate escrow accounts maintained by the Escrow Agent, to satisfy (i) any negative adjustment to the Estimated Purchase Price under the Luminex SPA and (ii) amounts owed to Global Consumer or any other indemnitee in respect of Luminex Seller’s indemnification obligations under the Luminex SPA, respectively.
The GACQ Board’s Reasons for the Approval of the Luminex Business Combination
In evaluating the Luminex Business Combination, the GACQ Board consulted with management and considered and evaluated a number of factors, including, among others, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the Luminex Business Combination, the GACQ Board did not assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision to recommend for the approval the Luminex Business Combination. The GACQ Board based its decision on all of the information available and the factors presented to and considered by it. In addition, individual members of the GACQ Board may have given different weights to different factors. This explanation of the GACQ’s Board’s reasons for approval of the Luminex Business Combination and all other information presented in this “— The GACQ’s Board’s Reasons for the Approval of the Luminex Business Combination” is forward-looking in nature and, therefore, should be read in conjunction with the factors discussed under “Cautionary Note Regarding Forward-Looking Statements” in this proxy statement.
Before reaching its decision, the GACQ Board discussed the material results of the management’s due diligence activities, which included:
•
One of the largest players in US Private Label air care segment and leading position in the air care segment of the Food, Drug & Mass (FDM) retail channel

•
Significant brand presence in US, UK and EU through its direct-to-consumer model

•
Owns well-known household brands: Candle-lite, CL-Co and PartyLite

•
Exceptional operating capabilities and management depth

•
Significant opportunities for expanding product and synergies across air care and personal care sectors

•
High level of cost synergies between Luminex and GP Global (Target 1). The combined entity would also have strong bargaining power with clients and suppliers.

•
Strong cash flows

The GACQ Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Luminex Business Combination, including, among others, the following:
•
The company’s direct to consumer model selling via agents has slowly been losing prominence especially in the US and the brand may need to reinvent itself and focus more on social media and online channels

•
The company needs to focus more on new product development to be more relevant to younger consumers

•
GACQ team will need to spend considerable time and resource to integrate Luminex with GP Global and needs to work on an integration plan to reap the benefits of the cost synergies.

Anticipated Accounting Treatment
The Business Combination between GACQ and Luminex is expected to be accounted for as a forward business acquisition with GACQ as the accounting acquirer.
Interests of Certain Persons in the Business Combinations
When you consider the recommendation of the GACQ Board in favor of the approval of each of the Business Combination Proposals, you should keep in mind that the Sponsor and GACQ’s executive officers and directors have interests in each of the Proposals that are different from, or in addition to, and which may conflict with, your interest as a stockholder of GACQ. These interests include, among other things:
•
the fact that Mr. Gautham Pai, Co-Chairman of the board of directors of GACQ and a controlling member of the Sponsor, is the sole owner of GP Global Seller, which owns 100% of GP Global;

•
a total of $664,992 from GACQ’s IPO was held outside of the Trust Account for working capital expenses. To date, GACQ has spent $96,457 for accounting, audit, legal D&O insurance and other filing fees and expenses. GACQ also projects to spend approximately $12 million towards the Business Combinations. If an initial business combination is not consummated, GACQ’s Sponsor will not receive reimbursement for any out-of-pocket expenses incurred to the extent that such expenses exceed the amount of available proceeds that were held outside of the Trust Account from the GACQ IPO and Private Placement.

•
the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the shares of GACQ Common Stock held by them if we fail to consummate an initial business combination prior to June 11, 2022. In such event, the Founders Shares held by our Sponsor, which were acquired for an aggregate purchase price of $25,000 will be worthless, as the Sponsor does not have liquidation rights with respect to the Founders Shares. The Founders Shares had an aggregate market value of approximately $45.4 million based on the closing price of GACQ’s Common Stock of $9.94 on Nasdaq as of February 9, 2022;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.05 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account;

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The fact that certain directors of GACQ are members of the Sponsor and own units of the Sponsor that will convert into Founders Shares and Private Units upon a distribution of the Sponsor’s assets to its members. As a result, the following directors of GACQ have the right to obtain securities of the Combined Company: Rojan Ajila and Gautham Pai;

•
the fact that, with certain limited exceptions, the Founder Shares will not be transferred, assigned or sold until the earlier of (x) six months after the date of the consummation of the Business Combination, and (y) the date on which the closing price of the Combined Company’s Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the date of the consummation of the Business Combination, or earlier, in either case if, subsequent to the consummation of the Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of Combined Company’s Common Stock for cash, securities or other property;

•
the continued indemnification of GACQ’s executive officers and directors and the continuation of GACQ’s executive officers’ and directors’ liability insurance following the consummation of the Business Combination;

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the fact that Messrs. Rohan Ajila, Gautham Pai, Arti Drogue, Tom Clausen and Dennis Tse, will continue as members of the Combined Company’s board of directors and will be entitled to receive compensation for serving on the Combined Company’s board of directors;

•
the fact that the Sponsor and GACQ’s executive officers and directors have agreed not to redeem any of the Founders Shares in connection with a stockholder vote to approve the Business Combination Proposal; and

•
the fact that if an initial business combination is not completed by June 11, 2022 (unless extended as described herein), the 453,613 Placement Units that were purchased by our Sponsor for $4,536,120 will be worthless. Such Placement Units had an aggregate market value of approximately $4.6 million, based on the closing price of GACQ Units of $10.09 on Nasdaq as of February 9, 2022.
These interests may influence the GACQ Board in making its recommendation that you vote in favor of the approval of the Luminex Business Combination Proposal, the GP Global Business Proposal and the other Proposals.
Appraisal Rights
Appraisal rights are not available to holders of shares of GACQ Common Stock in connection with the Luminex Business Combination.
Redemption Rights
Pursuant to the Current Charter, holders of the Public Shares may elect to have their Public Shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (net of taxes payable), by (ii) the total number of the then outstanding Public Shares. As of February 9, 2022, this would have amounted to approximately $10.05 per share.
You will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
hold Public Shares, or

hold Public Shares through Public Units and you elect to separate your Public Units into Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and
(ii)
prior to 5:00 p.m., Eastern Time, on [•], 2022, (x) submit a written request to Continental to redeem your Public Shares for cash and (y) deliver your Public Shares to Continental, physically or electronically through DTC.

Holders of outstanding Public Units must separate the Public Units into the Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If the Public Units are registered in a holder’s own name, such holder must deliver the certificate for its Public Units to Continental, with written instructions to separate the Public Units into the Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the certificates back to the holder so that the holder may then exercise his, her or its redemption rights upon the separation of the Public Units into the Public Shares and Public Warrants.
If a holder of the Public Shares exercises its redemption rights, then such holder will be exchanging its Public Shares for cash and will no longer own shares of the Combined Company. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its Public Shares (either physically or electronically) to Continental in accordance with the procedures described herein. See “The Meeting of the GACQ’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.
Vote Required for Approval
The Luminex Business Combination Proposal (and, consequently, the Luminex SPA and the transactions contemplated thereby, including the Business Combination) requires the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Luminex Business Combination Proposal.
The Luminex Business Combination Proposal is conditioned upon the approval of the Charter Proposal. The Charter Proposal, the Directors Proposal and the Incentive Plan Proposal are conditioned on the approval of the Luminex Business Combination Proposal.

A copy of the Luminex SPA is attached to this proxy statement as Annex A.
The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Business Combination Proposal.
Recommendation of the GACQ Board
THE GACQ BOARD UNANIMOUSLY RECOMMENDS THAT THE GACQ’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE LUMINEX BUSINESS COMBINATION PROPOSAL.
The existence of financial and personal interests of one or more of the GACQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of GACQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the GACQ’s stockholders vote for the proposals. See “— Interests of Certain Persons in the Business Combination.”

PROPOSAL 2 — THE GP GLOBAL BUSINESS COMBINATION PROPOSAL
General
Holders of GACQ Common Stock are being asked to approve and adopt the GP Global SPA and the transactions contemplated thereby. The GACQ’s stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the GP Global SPA, which is attached as Annex B to this proxy statement. See “— The GP Global SPA” for additional information and a summary of certain terms of the GP Global SPA. You are urged to read carefully the GP Global in its entirety before voting on the GP Global Business Combination Proposal.
Because GACQ is holding a stockholder vote on the GP Global Business Combination Proposal, it may consummate the GP Global Business Combination only if it is approved by the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting.
Background of the GP Global Business Combination
Throughout the time period discussed in this section, Mr. Pai, was both Co-Chairman of the GACQ Board, and the sole shareholder of GP Global Seller, which owns 100% of the equity of GP Global. In addition, Mr. Ajila, was GACQ’s Chief Executive Officer, Chief Financial Officer and Co-Chairman of the GACQ Board, and member of the board of directors of each of Primacy Industries Limited and MVP Group, which are subsidiaries of GP Global. Mr. Ajila is an independent director of Primacy Industries Limited and MVP Group and does not draw any salary from them.
Due to Mr. Pai and Mr. Ajila’s expertise in investment management, mergers and acquisitions, as well as their experience as entrepreneurs, operators and private equity investors in both privately held and public companies, Mr. Ajila and Mr. Pai, as Co-Chairmen of the GACQ Board, took the lead in identifying target companies GACQ could approach for a potential business combination. As disclosed in the prospectus as the time of the IPO, in light of the expertise and the backgrounds of the Sponsor, directors and officers, it was possible that GACQ could decide to acquire one or more businesses affiliated with the Sponsor, directors and officers. Pursuant to the prospectus in the IPO, GACQ was not prohibited from engaging in a business combination with one or more target businesses that have relationships with entities that may be affiliated with GACQ’s Sponsor, directors or officers, provided that GACQ, or a committee of independent directors, obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, that such an initial business combination is fair to the Company from a financial point of view.
The following is a summary of the nine targets that Messrs. Pai and Ajila had discussions with, either directly, or indirectly:
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Target 1: GP Global, a significant player in air care private label solutions in the United States, with operations in Europe and India and estimated $130 million in annual revenue, and an affiliated company of Mr. Pa;

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Target 2: An equipment manufacturer and solution provider in the air care industry in the United States with estimated $250 million in annual revenue;

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Target 3 — One of the largest players in the air care private label solutions in Europe, with an estimated $350 million in annual revenue;

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Target 4 — Luminex, one of the largest players in air care private label solutions in the United States, with an estimated $300 million in annual revenue;

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Target 5 — A global digital platform company that focuses on cross-border payments;

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Target 6 — A significant player in the candle private label solutions in the United States, with an estimated $100 million in annual revenue;

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Target 7: A candle brand in the United States, with an estimated $45 million in annual revenues;

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Target 8: A natural cosmetic and personal care brand in Europe with estimated $10 million in annual revenues;

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Target 9: A non-wax fragrance products company that has a contract filling facility in the US, with an estimated $75 million in annual revenue;

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Target 10: A skincare company in Switzerland, with an estimated $5 million in annual revenue, with patented technology and high growth potential, especially in Asia.

Target 1 — GP Global
On June 12, 2021, Mr. Ajila and Mr. Pai participated in a conference call with the GP Global management team: Sean Peters, CEO, Drew Moore, CFO, Vishnu Balu, Chief Strategy Officer and Vinod Kulkarni, Director of Strategy & Business Intelligence. Management of GP Global discussed a number of topics, including capitalization structure, financial projections, M&A strategies, corporate governance, key management personnel, as well as GP Global’s preparedness in consummating a business combination with GACQ and becoming a public company. GP Global’s management team also presented an overview of the financial projections and expressed a high level of comfort in achieving the projected revenue targets.
After the conference call Mr. Pai and Mr. Ajila further considered GP Global as a potential target based on the following key considerations:
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Underlying growth in the air care industry globally, which has seen a further increase in demand from consumers due to the COVID-19 pandemic;

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Immediate opportunity to consolidate the private label market in air care in the United States with a number of companies open to acquisitions;

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GP Global is a significant player in air care private label solutions in the United States, with a growing brands portfolio that is e-commerce focused;

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GP Global has invested significantly in building a platform company with in-house centres of excellence for digital & analytics, product development expertise, global sourcing and multi-location manufacturing that lends itself to “tuck-in” acquisition opportunities of other consumer asset companies that are suitable for acquisition and integration into the GP Global platform;

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GP Global has a strong competitive advantage over the other market players due to its low-cost manufacturing location in India;

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GP Global has a fast-growing and scalable private label and contract manufacturing business in India; and

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At the time, GP Global’s Indian subsidiary, Primacy Industries Limited, was in the process of raising $40 million from a private equity fund in India, which transaction has since been completed.

Based upon the foregoing, Mr. Pai and Mr. Ajila believed that GP Global, with all of its competitive advantages and in-house centers of excellence, would be a good fit as a potential business combination target and that post- Business Combination could ultimately serve as a platform company to build upon by acquiring complementary companies and integrating them into the GP Global platform.
During the course of the further diligence and other discussions with GP Global related to a possible acquisition, as described below, Mr. Ajila had several informal discussions with each of the independent directors of the GACQ Board, which included Art Drogue, Dennis Tse and Tom Clausen (the “Independent Directors”). The purpose of the discussions was to provide the Independent Directors with periodic updates on the due diligence process with GP Global, as well as the other potential business combination targets. These discussions also centered on the process that would have to be taken, including obtaining a fairness opinion, in connection with a potential business combination with GP Global, an affiliated company.
Messrs. Ajila and Pai authorized Mr. Vishnu Balu, Chief Strategy Officer of GP Global to assist them in approaching other potential targets identified by GACQ for a potential business combination or as a tuck-in acquisition.

Target 2 — An equipment manufacturer and solution provider in the air care industry in the United States with estimated $250 million in annual revenue
On June 12, 2021, at the request of Messrs. Ajila and Pai, Mr. Balu initiated contact with the private equity owners of Target 2. Target 2 is a leading company in the industry, so was well known by Messrs. Ajila, Pai and Balu. They were not aware if Target 2 was interested in a potential transaction, but was identified as a company that could be complementary based upon the strategy for GACQ. On June 16, 2021, Mr. Balu had a call with the partner in charge of managing the investment and provided a brief background on the Company as a blank check company and its intention to acquire GP Global and use it as a platform company to further build and acquire consumer assets in the air care industry. The partner also shared summary information on Target 2, including its business model, revenue size and EBITDA margins, although no non-disclosure agreement (“NDA”) or confidentiality agreement had been signed. On June 22, 2021 the private equity owners communicated to Mr. Balu their willingness to engage in a discussion with GACQ for an all cash acquisition of at 10X EBITDA. On July 8, 2021, Mr. Ajila and Mr. Pai had a call with the private equity owner of the company to indicate the Company’s willingness to proceed with the acquisition and to detail the process and timeline for the transaction. The partner in charge of the investment asked for some time to discuss the offer with its investment committee.
On August 12, 2021, the partner in charge reverted back to the Company via email that they were not interested in pursuing a sale of business at such time, and would check back with the Company at a later date.
Target 3 — One of the largest players in the air care private label solutions in Europe, with an estimated $350 million in annual revenue
Several years ago, the owners of Target 3 had contacted Mr. Ajila and Mr. Pai, as well-known private equity investors in the industry, to discuss possible strategic opportunities. After the closing of the IPO, Messrs. Rohan and Pai decided their team should reach out to Target 3 to see if the owners had any interest in a transaction with GACQ. On June 16, 2021, Mr. Balu initiated discussions with Target 3. Mr. Balu contacted the partner in charge of managing the investment at Target 3 and provided a brief background on the Company as a blank check company and its intention to acquire GP Global and use it as a platform company to further build and acquire consumer assets in the air care industry. On July 1, 2021, the Company signed an NDA with Target 3, and Target 3 shared some preliminary financial information with the Company. On August 23, 2021, based on preliminary financial information received from Target 3, the Company issued a non-binding LOI to the sellers of Target 3 for a total valuation of $300 million. On August 30, 2021, Mr. Ajila and Mr. Balu had a call with the seller to discuss the LOI. The sellers declined the offer, as they had expected a significantly higher enterprise valuation. Between September 1 and September 22, 2021, the Company continued to analyze and review valuation ranges and structuring options for Target 3, but eventually determined not to pursue the opportunity, given the wide disparity in preliminary evaluations and after further taking into account the progress with the Luminex acquisition and the need to move quickly with Luminex given its active sales process that was underway.
Target 4 — Luminex
Luminex is a market leader in providing private label solutions in the air care industry in the United States. It also sells products via a direct-selling model in North America, Europe and Australia under its own brands, Candle-lite and PartyLite. For at least five months, Mr. Pai had been aware that Luminex was in search of a potential buyer. In October 2020, Scott Meader, Luminex CEO, spoke directly to Mr. Pai as director of GP Global, to ascertain his interest in a potential merger between GP Global and Luminex. The GP Global and Luminex management teams had known each other, having operated in the same industry for many years and following their earlier on and off discussions from 2020 regarding a potential merger between Luminex and GP Global.
The indication of interest for a transaction between Luminex and GP Global did not involve any discussions regarding GACQ or GACQ’s intention to consummate an initial public offering. A private to private company merger transaction was being considered between GP Global and Luminex. In October 2020, Mr. Pai asked Mr. Balu to take the conversation with Luminex forward. Once GP Global showed active interest, Mr. Meader introduced Mr. Balu to Mr. Mayank Singh, the partner in charge at Centre Lane

Partners (“CLP”). CLP is a private equity investor in Luminex. Messrs. Balu, Meader and Singh conducted multiple calls regarding a potential merger between GP Global and Luminex. Luminex shared its financial information, and also answered GP Global’s preliminary questions on the financial and business performance. On the Luminex side, discussions were restricted to Mr. Meader, Ms. Sarah Burton, CFO of Luminex, and Mr. Singh. Based upon these initial assessments, GP Global believed that a merger would present significant synergies. By April 2021, however, GP Global decided to wait and to pursue this opportunity after it completed a debt restructuring that was underway and had access to more capital from a private equity financing. As a result, the conversations terminated.
After the discussions between Mr. Pai and Mr. Ajila involving the potential acquisition of GP Global, together with other potential targets, Mr. Pai authorized Mr. Balu to begin outreach to Luminex management about a possible business combination with the Company and with GP Global. Given Luminex’s prior interest in pursuing a merger with GP Global and Mr. Balu’s involvement directly with Luminex management and Mr. Singh, Mr, Ajila and Mr Pai agreed that Mr. Balu would be in the best position to lead the discussions and due diligence.
On June 16, 2021, Mr. Balu initiated discussions with Mr. Meader about a potential business combination with GACQ and GP Global. He and Mr. Meader discussed the possibility that a combination involving GACQ, Luminex Holdings and GP Global might command a market leading position in the air care industry in the United States. During the call, Mr. Meader informed Mr. Balu that at this time, CLP had already engaged Duff & Phelps to lead the sale of the Luminex business. Mr. Meader requested that Mr. Balu carry the discussion forward with Duff & Phelps and Mr. Singh.
On June 24, 2021, Mr. Ajila, spoke to Mr. Singh regarding Luminex and gave him the background on GACQ as a blank check company and its plan to acquire GP Global as a platform company to further build and acquire consumer assets in the air care industry. Mr. Ajila proposed that CLP cease a search for a buyer for Luminex and engage with GACQ exclusively for a potential business combination. This was followed up by a number of calls among Mr. Ajila and Mr. Singh to understand the process and timeline for a possible combination. Shortly thereafter, Mr. Singh communicated to Mr. Ajila via a call that CLP would cease its search for a buyer upon receipt of an all cash offer from GACQ. On June 16, 2021, GACQ signed an NDA with Luminex and the company’s advisor Duff & Phelps provided access to the Luminex dataroom to GACQ on July 9, 2021.
Target 5 — A global digital platform company that focuses on cross-border payments
On July 6, 2021, Mr. Dennis Tse, one of GACQ’s independent director, who is familiar with Target 5 through his network, first introduced Mr. Ajila, Mr. Pai and Mr. Clausen to Target 5. On July 21, 2021, the GACQ directors and Mr. Balu conducted a conference call with the management of Target 5 and discussed the business model, competitive advantages, growth plans and some of the target’s business successes. On July 21, 2021, GACQ signed an NDA with Target 5, and the Company began to review preliminary information provided by Target 5. Later that month, the GACQ Board decided not to move forward with this opportunity, having determined that this target had yet to provide proof of concept and turn profitable.
Target 6 — A significant player in the candle private label solutions in the United States, with an estimated $100 million in annual revenue
On August 23, 2021, Mr. Balu was contacted by an investment banker on behalf of Target 6. On the basis of the information supplied by the investment banker, the GACQ Board felt that the company could be a potential tuck-in acquisition for GP Global and the Company. On August 26, 2021 the Company signed an NDA with Target 6. On September 2, 2021, Target 6 forwarded some preliminary financial information and an investment memorandum to the Company. On September 3, Mr. Balu and Sean Peters from GP Global had a call with sellers to understand the business in more detail. On Sep 9, 2021, the Company issued an LOI to Target 6 for total enterprise value of $35 million. The seller replied with concerns over some terms of the LOI, including the requirement for a full due diligence since GP Global and Target 6 focused on the same retail clients. At the end of October 2021, the Company decided to continue its review of Target 6, but at a much slower pace, due to the substantial progress being made on the Luminex and GP Global acquisitions. On December 10, 2021, as the Company had made significant progress with Luminex and GP Global negotiations, Mr. Balu communicated to the investment banker of Target 6 that the Company intended to put all deal discussions on hold as it is entering an exclusive period with another target it had been in discussions for several months.
Target 7 — A candle brand in the United States, with an estimated $45 million in annual revenues
On August 27, 2021, Mr. Balu was contacted by an investment banker with an opportunity to acquire Target 7. On August 30, 2021, the Company signed an NDA with Target 7 and its advisor, after which Target 7 shared some preliminary financial information via email and on conference calls. Following the signing of the NDA, Mr. Balu and Mr. Peters had a video conference meeting with the owner of Target 7. This discussion gave them a deeper understanding of the business of the target company. The Company determined that Target 7 could be a good tuck-in acquisition, after the business combination with GP Global. On October 14, 2021, the investment banker followed-up with seller’s expectation of $45 million in an all cash offer, net of fees. At the end of October 2021, the Company decided to continue its review of Target 7 at a much slower pace, due to the substantial progress made on the Luminex and GP Global acquisitions. On December 10, 2021, the Company communicated to Target 7 its decision to put all deal discussions on hold as it was entering an exclusive period with another target it had been in discussions for several months.
Target 8 — A natural cosmetic and personal care brand in Europe with estimated $10 million in annual revenues
On September 15, 2021, Mr. Ajila was introduced to Target 8 by Mr. Clausen, through his network in Europe. On October 15, 2021 Mr. Ajila, Mr. Clausen and Mr. Balu had a call with the owners of Target 8 to discuss the market opportunity, the brand positioning, growth potential and the potential to merge with GACQ. During the call, Mr. Balu also provided an introduction to the Company as a blank check company and its plan to acquire GP Global as a platform company to further build and acquire consumer assets in the air care industry. On October 18, 2021, the Company signed an NDA with Target 8 and Target 8 shared some preliminary financial information with the Company. On November 11, 2021, Mr. Clausen had a follow-up call with the sell side consultant of Target 8, and was updated that the owners of Target 8 were approaching their private equity investors to obtain consent to enter into negotiations with the Company. On December 10, 2021 the Company communicated to Target 8 that it intended to put all deal discussions on hold as it was entering an exclusive period with another target it had been in discussions with for several months.
Target 9: A non-wax fragrance products company that has a contract filling facility in the US, with an estimated $75 million in annual revenue
On October 6, 2021, Mr. Ajila, Mr. Pai and Mr. Balu were introduced to Target 9 through an industry contact. The directors of GACQ had an initial call with the management team of Target 9, where they discussed the company culture, the strategy of GACQ, and also whether the organizational culture of Target 9 would be maintained after a possible acquisition. They also discussed Target 9’s business model and its team members and business partners. However, GACQ decided to continue its review of Target 9 at a much slower pace due to the substantial progress made on the Luminex acquisition and the GP Global acquisition.
Target 10: A skincare company in Switzerland, with an estimated $5 million in annual revenue, with patented technology and high growth potential, especially in Asia
On July 30, 2021, Mr. Clausen, one of the Company’s independent directors, had a call with the chairman of Target 10 to understand its business model and the investment opportunity in more detail. After the call, Mr. Clausen and Mr. Ajila together decided that given the size of Target 10’s business and its go-to-market strategy, it could be an attractive tuck-in opportunity at a later date for the Company.
Further Business Combination Discussions with GP Global
On August 31, 2021, GP Global engaged KNAV (US) to undertake a PCAOB audit of the business. On September 10, 2021, GACQ engaged Loeb & Loeb LLP (“Loeb”), legal counsel to GACQ to conduct due diligence review of GP Global. On September 14, 2021, GP Global engaged Deloitte Touche (“DT”) to perform a financial vendor due diligence.

On September 20, 2021, Mr. Ajila , after taking into account GP Global’s competitive advantages as a platform company with in-house centers of excellence, its future growth potential, valuation of listed comparables and private equity injection in its subsidiary based in India at a valuation of 6.5X 2-year forward average EBITDA, estimated that a total enterprise valuation of $270 million at 8X FY 23 EBITDA was a fair valuation of the company and issued a non-binding LOI to GP Global for a total enterprise value of $270 million.
On November 19, 2021, Loeb presented the first draft of the GP Global Stock Purchase Agreement to the GP Global management team and their legal counsel, KPPB LLP (“KPPB”).On November 22, 2021, GACQ received the first draft of the vendor due diligence report from DT for GP Global. Between December 2, 2021 and December 7, 2021 the officers of GACQ had a number of calls with DT and the GP Global management team to understand the debt and debt-like obligations of the company, the tax liabilities and profitability of the business, and updates on the performance of the company.
Between November 22 and December 7, 2021, GACQ officers and Loeb had a number of calls with the GP Global management team and KPPB to finalize the terms of the GP Global Stock Purchase Agreement based on the vendor due diligence report, financial and tax report and the legal due diligence report.
Due to Mr. Pai’s position on the GACQ Board and his ownership of GP Global Seller and Mr. Ajila’s position as a GACQ executive officer and director, and his role as an independent director of the GP Global subsidiaries, GACQ, or a committee of independent directors, was required to obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, that such an initial business combination with GP Global is fair to the Company from a financial point of view (the “Fairness Opinion”). Accordingly, initially GACQ initiated discussions with multiple firms for this work, including Houlihan Lokey, Marshall & Stevens and BDO USA, LLP (“BDO”). After evaluating proposals from Houlihan Lokey, Marshall & Stevens and BDO. GACQ selected BDO to provide the Fairness Opinion. In selecting BDO, GACQ considered, among other things, the fact that BDO is a reputable independent accounting firm with substantial experience advising companies, and, is continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and valuations for corporate and other purposes.
On November 26, 2021, the Company and BDO entered into an engagement letter pursuant to which BDO was engaged to render the Fairness Opinion in connection with the GP Global Business Combination (the “BDO Engagement Letter”). Although, as described in the prospectus at the time of the IPO, GACQ was permitted to obtain the Fairness Opinion, BDO had requested that its engagement be under the authority of a special committee of the GACQ Board and had addressed its engagement letter to “The Special Committee of the Board of Directors.” GACQ executed the engagement letter. However, GACQ was not familiar with the concept of a special committee under Delaware law and did not intend to form such a committee in connection with the approval of the GP Global Business Combination and GACQ intended instead to follow the process set forth in its prospectus for proposed business combinations with affiliated entities and have the disinterested directors of the GACQ Board participate in the review of the Fairness Opinion. Subsequently, the GACQ Board agreed to form a fairness opinion committee (the “Fairness Opinion Committee”), whose role was to oversee the negotiation and delivery of the Fairness Opinion by BDO.
On December 10, 2021, the GACQ Board held a special board meeting via Zoom to discuss the terms of the Luminex Purchase Agreement and GP Global Purchase Agreement and private placement commitments. The details of the special meeting are described below under “GACQ Board Approval of the Business Combinations.”
On January 17, 2022, GACQ Board formed the Fairness Opinion Committee comprised of the Independent Directors of the GACQ Board and disinterested directors in the business combinations with Luminex and GP Global. As a result, on January 19, 2022, Mr. Clausen, as the Chairperson of the Fairness Opinion Committee, entered into an amendment of the BDO Engagement Letter. On December 3, 2021, in a conference call with GACQ officers including Mr. Ajila, Loeb, KPPB, and the GP Global management team, it was agreed between the parties, that taking into account the on-going PCAOB audit of GP Global, the enterprise valuation of the company at the time of closing of the transaction could vary between $220 million and $270 million and the transaction documents would be accordingly modified. On December 9, 2021, the final draft of the agreement was shared with GACQ and GP Global.

On January 26, 2022, BDO presented its conclusion underlying the Fairness Opinion at a meeting of the Fairness Opinion Committee. After the presentation, BDO left the meeting and the members of the Fairness Opinion Committee continued their discussions. The Fairness Opinion Committee voted unanimously to accept and approve the Fairness Opinion.
Further Business Combination Discussions with Luminex
On June 17, 2021, GACQ submitted a non-binding Letter of Intent (“Initial LOI”) to Luminex for a total enterprise value of $183.3 million. The Initial LOI contemplated an exclusivity period and the provision of documentation and audited financials to facilitate GACQ’s due diligence investigation.
On July 5, 2021, after review of a five-year financial model prepared by internally, by Luminex, including EBITDA projections, an investment memorandum, management discussion and listed comparables, the GACQ Board determined that 8X fiscal year 2022 Projected EBITDA ($25 million), would be a fair valuation for Luminex. The GACQ Board reached this valuation based on three factors: (1) comparable deals in the Air Care Industry, (2) synergy potential from a combination of Luminex with GP Global, and (3) Luminex was conducting a formal sale process, and GACQ had indications that there was active interest from other global players. As a result, on July 5, 2021, GACQ issued a non-binding Letter of Intent (“LOI”) to Luminex for a total enterprise value of $200 million. The LOI also included an exclusivity period; the provision of documentation and audited financials to facilitate GACQ’ s due diligence investigation; that the transaction would be an all cash deal structured “public-style,” such that none of the representations, warranties, covenants or agreements contained in the definitive agreements would survive closing; and none of CLP or any of its affiliates or representatives, would have any liability with respect to any such representations, warranties, covenants or agreements; except, that, any such post-closing covenant or agreement would survive closing to the extent required to be performed post-closing.
On July 6, 2021, the LOI was received and signed by Mr. Meader on behalf of Luminex. On July 7, 2021, Mr. Peters, Mr. Balu, Mr. Moore, Mr. Birch and Mr. Kulkarni from the GP Global management team travelled to Leesburg, Ohio to visit the Luminex manufacturing facility and also conduct management meetings with representatives of Duff & Phelps, the Luminex management team, including Mr. Meader, Ms. Burton, and other team members. The Luminex management team gave an initial high-level presentation to the GP Global team, which was followed by a detailed discussion about Luminex’s business, capitalization structure, financial projections, governance and key management personnel. Participants at this meeting discussed a number of related topics including customers, product portfolio, new product development, direct-selling business model metrics, supply chain and organization structure.
On July 15, 2021 GACQ engaged Whitewater Corporate Advisory Private Limited (“Whitewater”), a boutique advisory firm based in India, to prepare a five-year financial model for each of GP Global and Luminex on a standalone basis, and as a combined entity, based on the projections and inputs received from GP Global and Luminex, with a focus on analyzing the revenue projections, cost structure of the businesses, capital requirements and financial ratios, including optimal debt-equity structure for the combined entity. Whitewater was also entrusted to work with the GP Global management team to make a five year financial projection that included an estimate of the cost synergies if the companies were integrated. Whitewater’s engagement included project management support services for an eventual GACQ business combination with GP Global and Luminex.
Between August 1 and August 30, 2021, Mr. Ajila had several calls with Mr. Singh to discuss the next steps in the process including the launch of financial, tax and legal due diligence, the advisors to be engaged and the scope of the engagements.
On August 31, 2021, Luminex engaged Deloitte Touche (US) to conduct financial vendor due diligence. On September 2, 2021, Luminex engaged Crowe (US) to undertake an audit of the business.
Between July 16, 2021 and September 10, 2021, the Whitewater team had a number of calls with the GP Global management team and Luminex management team about the five-year financial model, which also included numerous discussions on revenue projections, growth drivers, projected margins and profitability, client-wise sales projections, brand-wise sales projections, capital requirements and debt obligations, both on a standalone basis, as well as assuming a consolidated combined entity. This also included an estimate of the combined synergies and costs of integration of the two entities over a five year period. The Whitewater team also had detailed discussions with the management of GP Global on the nature of customer contracts and the associated terms, conditions, and onboarding process. The two management teams also provided more detail to Whitewater on the assumptions underlying financial projections, in particular the revenue projections, the cost structure of the business, working capital requirements and debt obligations. The management teams also detailed the impact of COVID-19 on the business in fiscal years 2020 and 2021 on their respective businesses. The GP Global management team also provided regular updates to Whitewater on these calls about the progress on the bank debt restructuring of GP Global’s two subsidiaries, MVP Group and Primacy Industries, and also on the private equity investment of $40 million in Primacy Industries Limited from a Bain affiliated private equity fund in India.
On September 10, 2021, GACQ engaged Loeb to conduct due diligence investigations on Luminex.
On September 11, 2021, Whitewater presented the five-year financial model of the two businesses and the combined entity to Messrs. Ajila and Pai, along with the GP Global management team. The discussion included a wide range of topics including the combined synergies, costs of integration, risks involved in the combined business model, the total debt on the balance sheet of the two companies and analysis of various financial ratios. The two directors of GACQ also had a discussion with Whitewater on the potential for accelerated growth by combining the two entities as well as improvements in margins and profitability. The GACQ directors concluded that the combined entity would be able to command a dominant market share in the private label market for air care in the United States. In addition, they concluded that the combined entity would be able to leverage off of GP Global’s multi-location manufacturing capability, low cost manufacturing base and in-house product development to further expand by (i) expanding into related care industries with their existing retail client base and (ii) targeting new retail client relationships and markets. The combined entity would also have a brand portfolio contributing approximately 50% of revenues which would include well-known brands such as the hundred year old brand Colonial Candle, as well as Candle-lite, PartyLite and Manly Indulgence.
On September 14, 2021, GP Global engaged Deloitte Touche (“DT”) to perform a financial vendor due diligence.
On October 7, 2021 GACQ signed an engagement letter with Brio to prepare the consolidated pro forma financials of the GACQ, Luminex and GP Global as the combined entity after the PCAOB audits were completed
On October 22, 2021 GACQ received the first draft vendor due diligence report prepared by DT on Luminex and the final draft report on October 27, 2021. Between October 22, 2021 and November 15, 2021 Mr. Ajila and the GP Global management team had a number of calls with DT, Duff & Phelps and the Luminex management team to understand the debt and debt-like obligations of Luminex, the tax liabilities and profitability of the business, and updates on the performance of the company.
On November 2, 2021 Loeb presented a draft of the Luminex Stock Purchase Agreement (“Luminex SPA”) to Jones Day, legal counsel for CLP.
On November 3, 2021 Mr. Ajila, Mr. Pai, the Whitewater team, the GP Global management team, the Luminex management team, Duff & Phelps and Mr. Singh had an update call on the performance and financials of the Luminex year-to-date September 2021. During the call, the teams discussed the underperformance of the direct-selling business versus projections and the risk of a shortfall in EBITDA for year 2022. Between November 3, 2021 and November 8, 2021, Mr. Ajila, the Whitewater team and the GP Global management team had a number of calls with the Luminex management team and Duff & Phelps on the year-to-date financial figures focusing on the direct-selling model of Luminex.
On November 8, 2021, on the advice of Loeb, GACQ signed an engagement letter with Loyens Loeff as EU counsel to undertake the EU Legal due diligence for the Luminex.
On November 12, 2021, during a conference call, Mr. Ajila expressed concern to Mr. Singh about the year-to-date underperformance of Luminex and negotiated for the valuation at 8X last-twelve-month EBITDA ended January 2021. On November 15, 2021, CLP agreed to renegotiated valuation terms keyed to last-twelve-month EBITDA, which, if above a certain threshold resulted in a valuation of Luminex at $200 million and if below the same threshold resulted in a valuation of Luminex at eight times last-twelve-month EBITDA, though not less than $160 million.
Between November 15, 2021 and December 7, 2021, Mr. Ajila, the GP Global management team, Loeb, the Luminex management team, Jones Day and Mr. Singh, had a number of calls to finalize the terms of the Luminex SPA based on the financial vendor due diligence report, tax due diligence report and the legal due diligence report. The terms to finalize included (i) treatment of intercompany debt, (ii) post-closing restrictive covenants of certain affiliates of CLP, (iii) purchase mechanics of the post-close purchase price adjustment, (iv) addition of an indemnity escrow and (v) certain covenants relating to delivery of Luminex of financial information between sign and close. On December 8, 2021, the final draft of the Luminex SPA was shared with GACQ, CLP and Luminex.
GACQ Board Approval of the Business Combinations
On December 10, 2021, the GACQ Board held a special board meeting via Zoom to discuss the terms of the Luminex Purchase Agreement and GP Global Purchase Agreement and private placement commitments. GACQ officers prepared a set of materials that included the latest draft agreements and related agreements, commercial due diligence report, and the financial, tax & legal due diligence reports that had been previously distributed to the GACQ Board for their review. The first item on the agenda at the GACQ Board special board meeting was the discussion of the acquisition of Luminex. GACQ officers presented to the GACQ Board a summary of the key terms of the Luminex Purchase Agreement, and the proposed resolutions to be submitted to the GACQ Board for approval. GACQ’s management also briefed the GACQ Board on certain key aspects of Luminex’s business operations such as its market share, direct to consumer model, its long-standing relationships with large retailers, and cost synergies and revenue accretion for the combined business entity, post combination. The GACQ Board then considered these factors in light of GACQ’s criteria for searching for synergistic acquisitions to the GP Global platform, and also weighted these factors against the potential risks discovered during the diligence process. Following the presentation and the ensuing deliberations among the board members, all board members of GACQ voted in favor of acquiring Luminex Holdings in an all cash deal, including approval of the Luminex Purchase Agreement.
After the Luminex discussion, Mr. Pai recused from the meeting and did not participate in the discussion, deliberations or the vote regarding the GP Global Stock Purchase Agreement. The Independent Directors were aware of Mr, Ajila’s affiliation with GP Global at the time of the meeting, but given his role as an independent director at the GP Global subsidiaries, thought it best for Mr. Ajila to remained at the meeting to present to the Independent Directors of the GACQ Board a summary of the key terms of GP Global Purchase Agreement, and the proposed resolutions to be submitted to the Independent Directors for approval. Mr. Ajila briefed the Independent Directors on certain key aspects of GP Global’s business operations such as its low cost manufacturing base, global supply chain, in-house product development capabilities, digital marketing expertise, growth potential through expansion in other product categories and India business potential. The Independent Directors then considered these factors in light of GACQ’s criteria for a platform company to acquire and merge other consumer assets onto and also weighted these factors against the potential risks discovered during the diligence process. Following these presentations and deliberation among the board members, the Independent Directors of GACQ voted in favor of acquisition of GP Global in a share swap deal, including approval of the GP Global Stock Purchase Agreement. The Independent Directors also asked for the Fairness Opinion on the valuation of GP Global to be presented to the them for approval before closing of the transaction.
On December 13, 2021, GACQ executed the Purchase Agreements with the sellers of Luminex and GP Global, respectively. On December 13, 2021, after the execution of the Purchase Agreement and related documents, GACQ, Luminex and GP Global issued a joint press release announcing the Business Combination. Shortly thereafter, GACQ filed a current report on Form 8-K attaching the press release, the investor presentation used by GACQ in connection with the Luminex Stock Acquisition, the GP Global Stock Acquisition and related matters and certain ancillary documents.
Opinion of BDO USA, LLP
In connection with the GP Global Stock Acquisition, BDO USA, LLP, referred to as “BDO,” delivered a written opinion, dated January 26, 2022, to the Fairness Opinion Committee of the GACQ Board (the

“Fairness Opinion Committee”) as to the fairness, from a financial point of view and as of the date of the opinion, of the Purchase Price. The full text of BDO’s written opinion, dated January 26, 2022, to the Fairness Opinion Committee, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached to this proxy statement as Annex F. The references to BDO’s opinion in this proxy statement are qualified in their entirety by reference to the full text of BDO’s written opinion, which sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by BDO in preparing its opinion. BDO delivered its opinion solely for the benefit and use of the Fairness Opinion Committee (solely in its capacity as such). BDO’s opinion may not be relied upon by any other person (including, without limitation, security holders or creditors of GACQ) or used for any other purpose without BDO’s prior written consent. BDO’s opinion did not address any other aspect of the GP Global Stock Acquisition and no opinion or view was expressed as to the relative merits of the GP Global Stock Acquisition in comparison to other strategies or transactions that might be available to GACQ or in which GACQ might engage or as to the underlying business decision of GACQ to proceed with or effect the GP Global Stock Acquisition. BDO also expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the GP Global Stock Acquisition or any related matter.
In arriving at its opinion, BDO, among other things:
•
considered the GP Global SPA;

•
reviewed certain publicly available business and historical financial information relating to GACQ including GACQ’s unaudited interim financial statements for the quarter ended September 30, 2021 included in GACQ’s Form 10-Q filed with the SEC;

•
reviewed certain non-public internal financial information and other data relating to the business and financial prospects for GACQ, including financial forecasts prepared by GACQ, that were provided to BDO by GACQ for the purpose of BDO’s analysis and accordingly on which basis BDO prepared their analysis;

•
reviewed certain non-public internal financial information and other data relating to the business and financial prospects for GP Global, including financial forecasts prepared by GACQ, that were provided to BDO by GACQ for the purpose of BDO’s analysis and accordingly on which basis BDO prepared their analysis;

•
conducted discussions with, and relied on statements made by, members of the senior management of GACQ, and GP Global concerning the business, operations, historical financial results, and future prospects of GACQ and GP Global, and the GP Global Stock Acquisition;

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reviewed a letter dated January 25, 2022 from GACQ which made certain representations as to historical financial statements, financial projections and the underlying assumptions;

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considered the historical trading price and trading volume of GACQ’s common stock, and the publicly traded securities of certain other companies that BDO deemed relevant;

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considered certain financial performance data of GP Global and compared that data with similar data for other companies in lines of business BDO deemed relevant;

•
performed a discounted cash flow analysis;

•
considered certain pro forma effects of the GP Global Stock Acquisition on GACQ’s and GP Global’s financial statements and reviewed certain estimates of synergies prepared by GACQ and GP Global’s management; and

•
considered such other information, financial studies, analyses and investigations and financial, economic and market criteria as BDO deemed relevant and appropriate for purposes of BDO’s opinion.

In connection with its review, BDO, with the consent of the Fairness Opinion Committee, relied on the information supplied to, discussed with or reviewed by BDO for purposes of its opinion being complete and accurate in all material respects. BDO did not assume any responsibility for independent verification of (and did not independently verify) any of such information. With the consent of the Fairness Opinion

Committee, BDO relied upon, without independent verification, the assessment of GACQ and GP Global and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. With respect to the financial and other forecasts and other information relating to GACQ and GP Global, BDO assumed, at the direction of the Fairness Opinion Committee, that such financial and other forecasts and other information were reasonably prepared on a basis reflecting the best then available estimates and judgments of the management of GACQ as to the future performance of GACQ and GP Global. The Fairness Opinion Committee stated that the financial forecasts used by BDO were subject to risks and uncertainties, including those set forth under the section entitled “Cautionary Note Regarding Forward-Looking Statements” elsewhere in this proxy statement. BDO expressed no views as to the reasonableness of any financial forecasts or the assumptions on which they were based. In addition, with the consent of the Fairness Opinion Committee, BDO did not make any independent evaluation or independent appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of GACQ or GP Global in connection with BDO’s opinion, nor was BDO furnished with any such evaluation or appraisal.
BDO’s opinion did not address GACQ’s underlying business decision to effect the GP Global Stock Acquisition or the relative merits of the GP Global Stock Acquisition as compared to any alternative business strategies or transactions that might be available to GACQ and did not address any legal, regulatory, tax or accounting matters. At the direction of the Fairness Opinion Committee, BDO was not asked to, nor did BDO, offer any opinion as to any terms of the GP Global SPA or any other agreement or instrument entered into or to be entered into in connection with the GP Global Stock Acquisition, or any aspect or implication of the GP Global Stock Acquisition, except for the fairness of the consideration payable the pursuant to the GP Global SPA from a financial point of view. BDO did not express any opinion as to the fair value or the solvency of GACQ following the closing of the GP Global Stock Acquisition. In rendering its opinion, BDO assumed, with the consent of the Fairness Opinion Committee, that the GP Global Stock Acquisition would be consummated in accordance with the applicable terms of the GP Global SPA without any waiver or modification that could be material to BDO’s analysis, and that the parties to the GP Global SPA would comply with all the material terms of such agreement. BDO assumed, with the consent of the Fairness Opinion Committee, that all governmental, regulatory or other consents and approvals necessary for the completion of the GP Global Stock Acquisition would be obtained except to the extent that could not be material to BDO’s analysis.
BDO’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to BDO as of, the date of the opinion, and BDO assumed no responsibility to update its opinion for developments after the date of the opinion.
BDO’s opinion did not address the fairness of the GP Global Stock Acquisition or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of GACQ. In addition, BDO did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of GP Global, or any class of such persons, whether relative to the aggregate consideration or otherwise. BDO’s opinion was approved by a BDO USA, LLP fairness opinion committee.
Summary of Valuation Analyses
The following is a summary of the material valuation analyses presented by BDO to the Fairness Opinion Committee on January 26, 2022, in connection with its opinion. This summary describes the material analyses and methods underlying BDO’s opinion but does not purport to be a complete description of the analyses and methods performed by BDO in connection with its opinion.
Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of BDO’s analyses.
For the purposes of BDO’s analysis:
•
“Income Approach” represents value based on the economic income that a company is expected to generate in the future. It estimates value by methods that discount future anticipated benefits, such as free cash flows or distributions, by a discount/capitalization rate that reflects market rates of return expectations or conditions, as well as the risk of the relevant investment, or a multiple which reflects an anticipated exit value.
•
“Discounted Cash Flow” (or “DCF”) Method under the Income Approach was used in the valuation of GP Global. GP Global management provided financial projections for the fiscal years 2022 to 2026.

•
Ranges of value were estimated by sensitizing the analyses and assessing the risk of the forecast through the cost of capital.

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“Market Approach” is a valuation technique predicated upon the principle of substitution. Value indications for a business, business ownership interest, security, or asset are identified by using one or more methods that compare the subject to similar businesses, business ownership interests, securities, or assets that have been sold.

•
Value indications under a Market Approach are typically derived from either recent historical performance or near-term future performance.

•
“Guideline Public Company” (“GPC”) method under the Market Approach were considered in BDO’s valuation analysis. Ranges of value were estimated by sensitizing the selected market multiples based on the trading price of the guideline public companies.

•
“EBITDA” was generally calculated as the relevant company’s earnings before interest, taxes, depreciation and amortization.

Income Approach — Discounted Cash Flow Method
BDO performed a DCF analysis of GP Global to calculate the present value of the estimated pro forma future unlevered free cash flows projected by GACQ to be generated by GP Global and the present value of the estimated pro forma terminal value of GP Global. Based on such projections, BDO calculated GP Global’s pro forma unlevered free cash flow as EBIT, less cash taxes, plus depreciation, less capital expenditures, less increases in net working capital and plus decreases in net working capital, each as set forth under “Certain Prospective Financial Information.”
BDO utilized a discount rate range of 14.0% to 16.0% based on the weighted average cost of capital (“WACC”) for GP Global. The WACC reflected a derived cost of equity capital using the Capital Asset Pricing Method including (i) an equity risk premium, (ii) a size premium, (iii) a selected range of company specific risk premiums, and (iv) an unlevered beta and debt to total capitalization ratio informed by market information and the Selected Companies (as defined below), and a cost of debt capital based on a review of market information and the Selected Companies.
The estimated range of the equity value of GP Global derived from the DCF analysis was $98.8 million to $157.8 million.
Market Approach — Guideline Public Company Method
BDO relied on the Guideline Public Company (“GPC”) Method under the Market Approach to determine a range of value of the equity of GP Global. The set of comparable companies was developed through discussions with GACQ relating to direct competitors in GP Global’s subject market and a search of companies engaged in the manufacture, distribution, or retail of branded and private label air-care and personal care products. In determining the comparable companies, BDO considered the size in terms of the value of equity of GP Global, the historical and projected revenue growth and profitability trends, and diversification of product and service offerings relative to GP Global.
Financial data for the GPC Method was based on public filings and other publicly available information available as of January 26, 2022. In performing the GPC Method of GP Global, BDO reviewed and analyzed estimates of EBITDA for the next fiscal year (“NFY±1”), and the year after the next fiscal year (“NFY±2”) and certain other financial information and market trading data related to the following selected publicly traded companies that BDO believed, based on its experience and professional judgment, were generally relevant in certain respects to GP Global (such selected publicly traded companies, the “Selected Companies”):

Bath & Body Works, Inc.; Coty Inc.; Inter Parfums, Inc.; International Flavors & Fragrances Inc.; Newell Brands Inc.; Dusk Group Limited; Culti Milano S.p.A.; Jacques Bogart S.A.; Maisons du Monde S.A.; and Robertet SA. Consideration was given to trailing twelve months (“LTM”) and NFY+1 EBITDA multiples. However, GP Global’s EBITDA was impacted by factors related to COVID-19, customer loss and working capital constraints during the LTM period and therefore LTM EBITDA was not utilized. GP Global expects additional recovery in fiscal year 2022 before reaching pre-pandemic operational levels.
In light of the foregoing review and based on its professional judgment and experience, BDO applied a range of selected multiples derived from the Selected Companies of 7.5x to 9.0x and 5.0x to 6.0x to NFY+1 and NFY+2 Adjusted EBITDA of GP Global, respectively. These ranges were based on trading metrics for the Selected Companies.
Based on the selected multiple ranges described above, BDO calculated indicated equity value ranges for GP Global of $95.8 million to $149.7 million for NFY+1 and $89.9 million to $142.6 million for NFY+2 under the GPC Method.
Miscellaneous
This summary of the analyses and methodologies is not a complete description of BDO’s opinion or the analyses and methodologies underlying, and factors considered in connection with, BDO’s opinion. The preparation of a fairness opinion is a complex analytical process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying BDO’s opinion. In arriving at its fairness determination, BDO considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Rather, BDO made its fairness determination on the basis of its experience and professional judgment after considering the results of all of its analyses.
No company used in the analyses and methodologies described above is identical to GP Global. In addition, such analyses and methodologies do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because the analyses and methodologies described above (including much of the information used therein) are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, BDO assumes no responsibility if future results are materially different from those forecasts.
Except as described in this summary, the Fairness Opinion Committee imposed no other instructions or limitations on BDO with respect to the investigations made or procedures followed by BDO in rendering its opinion. BDO understands that the aggregate consideration was determined through arm’s-length negotiations between GACQ, on the one hand, and the GP Global Seller and GP Global, on the other, and was approved by the GACQ Board. BDO did not recommend any specific consideration to the Fairness Opinion Committee, nor that any specific amount or type of consideration constituted the only appropriate consideration for the GP Global Stock Acquisition.
BDO received a non-contingent transaction fee for the delivery of its opinion, regardless of the conclusion reached therein. In addition, GACQ agreed to indemnify BDO for certain liabilities, including liabilities under the federal securities laws, arising out of its engagement. Other than this engagement, BDO is currently providing valuation services with respect to certain operations and real estate assets owned by GP Global in order to assist GACQ with tax planning, for which BDO has been paid $12,500 by GACQ to date, and BDO expects to receive an additional $12,500 from GACQ upon completion of the valuation services. Except for the preceding sentence, BDO has not had any material relationship with any party to the GP Global Stock Acquisition for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.
Certain Prospective Financial Information
GP Global does not as a matter of course make public projections as to future sales, earnings, or other results. However, the management of GP Global prepared the prospective financial information set forth below to present the expected future performance of the Combined Company based upon facts and circumstances known today. The accompanying prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of GP Global’s management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of GP Global. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information.
Neither GP Global’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.
The assumptions and estimates underlying the prospective financial information are inherently uncertain and, though considered reasonable by the management of GP Global as of the date of its preparation, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including, among others, risks and uncertainties, including those described under the heading “Risk Factors” elsewhere in this proxy statement. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this proxy statement should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.
Certain of the measures included in the prospective financial information may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by GP Global may not be comparable to similarly titled amounts used by other companies. GP Global does not provide a reconciliation of the forward looking non-GAAP financial measures to the comparable GAAP financial measures, including non-recurring and infrequent items that are not indicative of GP Global’s ongoing operations. These items are uncertain, depend on various factors and could have a material impact on the Combined Company’s GAAP results for the applicable period. CAQC encourages you to review all of its and GP Global’s and Luminex’s financial statements included in this proxy statement in their entirety and to not rely on any single financial measure.

No financial projections and assumptions were separately prepared by GACQ or Luminex management.
Ascense P&L [In USD Million]	FY22	FY23	FY24	FY25	FY26
Net Revenue from Operations	553	639	718	777	831
Cost of Goods Sold	387	452	511	549	581
Less: Inter-Co	18	34	45	47	50
Add/(Less): Synergies	—	-4	-6	-5	-5
Net cost of goods sold	368	414	460	497	527
% of Revenue	67%	65%	64%	64%	63%
Selling and Distribution Expenses	80	86	92	98	104
Add/(Less): Synergies	—	-1	-3	-3	-3
Net Selling & Distribution Expenses	80	84	89	95	101
% of Revenue	14%	13%	12%	12%	12%
Other Expenses (Gen & Admin Exp.)	60	70	77	80	84
Add/(Less): Synergies	—	-2	-7	-4	-4
Net Other Expenses (Gen & Admin Exp.)	60	69	70	76	80
% of Revenue	11%	11%	10%	10%	10%
Total Expenses	508	567	619	668	708
Operating Income	45	72	99	109	123
Operating Margin %	8%	11%	14%	14%	15%
Other Income	0	1	1	1	1
Less: Inter Co	—	—	—	—	—
Net Other Income	0	1	1	1	1
Adjusted EBITDA	45	73	100	110	124
Adjusted EBITDA %	8%	11%	14%	14%	15%
Projection Assumptions and Estimates:
The projections are based on an aggregation of forecasts of GP Global group entities and Luminex group entities. Revenue forecast is based on estimating potential business from existing customers or products. GP Global’s management analyzed these estimates by considering one or more of unit, selling price, capacity utilization and timing of expected demand. This analysis enabled GP Global’s management to derive projections for other potential customers or the products in the same target market areas. GP Global analyzed and relied on the projections of Luminex. GP Global believes that it and Luminex each has had sufficient engagement with customers in target markets to enable GP Global to reasonably project demand through 2026.
The forecast also assumes that selling prices will increase or decline, as applicable, for different product categories, in accordance with market estimates by business teams, and that costs will decline as the Combined Company benefits from operational synergies.
Other expenses reflect costs associated with operating as a public company and complying with legal, accounting and other regulatory requirements.
The GP Global SPA
On December 13, 2021, Global Consumer entered into a Stock Purchase Agreement (the “GP Global SPA”) by and among Global Consumer, TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”). Pursuant to the terms of the GP Global SPA, a business combination between Global Consumer and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”).
The GP Global SPA was unanimously approved by all of Global Consumer’s disinterested directors on December 10, 2021. Due to his position as the sole member of GP Global Seller, Mr. Gautham Pai, Co-Chairman of the GACQ Board, recused himself from both the GACQ Board discussions and the vote regarding the business combination with GP Global.
The GACQ Board also resolved to recommend approval of the GP Global SPA and related transactions by the stockholders of Global Consumer. However, it is a condition to the closing of the transactions contemplated by the GP Global SPA, that the GACQ Board receive an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm, regarding the fairness to Global Consumer, from a financial point of view, of a business combination with a business that is affiliated with its sponsor, officers, directors, special advisor or existing holders (the “Fairness Opinion”). Since Mr. Pai is an affiliate of GP Global, Global Consumer engaged BDO USA, LLP to prepare the Fairness Opinion. If the Fairness Opinion is not received, Global Consumer will not proceed with the GP Global Stock Acquisition.
GP Global Stock Acquisition Consideration
The purchase price payable by Global Consumer to GP Global Seller at the Closing of the GP Global Stock Acquisition is in the form of the issuance of shares of common stock of Global Consumer (the “Acquisition Consideration Shares”) (valued at $10 per share) and is based on an enterprise value of $270 Million, which enterprise value is (1) subject to a downward adjustment determined prior to the Closing by Global Consumer (acting through the disinterested members of the GACQ Board) for adverse findings in the PCAOB audit for fiscal years 2020 and 2021 or the financial due diligence report for GP Global and its subsidiaries (but the enterprise value in any event shall not be less than $220 Million), (2) increased by the cash and cash equivalents of GP Global and its subsidiaries as immediately prior to the Closing, and (3) decreased by (A) the funded debt of GP Global and its subsidiaries as of immediately prior to the Closing, and (B) certain agreed-upon debt-like items of GP Global and its subsidiaries. The purchase price will be determined in good faith by GP Global and will be reviewed and approved prior to the Closing by a nationally recognized and reputable U.S. accounting firm mutually agreed upon by Global Consumer and GP Global and engaged by Global Consumer. GP Global has agreed to make any modifications to the determination of the purchase price requested by the accounting firm.
Representations and Warranties
The GP Global SPA contains customary representations and warranties of the parties thereto. GP Global and GP Global Seller have made the following representations and warranties (a) corporate existence and power, (b) authorization to enter into the GP Global SPA and related transactions, (c) governmental authorization, (d) non-contravention, (e) capitalization, (f) corporate records, (g) subsidiaries, (h) consents, (i) financial statements, (j) books and records, (k) internal accounting controls, (l) absence of certain changes, (m) properties; title to the company’s assets, (n) litigation, (o) contracts, (p) licenses and permits, (q) compliance with laws, (r) intellectual property, (s) accounts payable; affiliate loans, (t) employees, employment matters, (u) withholding, (v) employee benefits, (w) real property, (x) tax matters, (y) finders’ fees, (z) powers of attorney, suretyships and bank accounts, (aa) directors and officers, (bb) anti-money laundering laws, (cc) insurance, (dd) related party transactions, (ee) no trading or short positions, (ff) not an investment company, and (gg) information supplied.
Global Consumer has made representations with respect to (a) corporate existence and power, (b) corporate authorization to enter into the GP Global SPA and related transactions, (c) governmental authorization, (d) non-contravention, (e) finders’ fees, (f) issuance of shares, (g) capitalization, (h) information supplied, (i) trust fund, (j) Nasdaq listing, (k) board approval, (l) SEC documents and financial statements, (m) certain business practices, (n) anti-money laundering laws, (o) affiliate transactions, (p) litigation, (q) expenses, indebtedness and other liabilities, and (r) tax matters.

Covenants
The GP Global SPA includes customary covenants of the parties including, among others, conduct of the business, exclusivity, access to information, notices of certain events, tax matters, cooperation in the preparation of the Proxy Statement and other filings required to be filed in connection with the GP Global Stock Acquisition, trust account, cooperation with regulatory authorities, compliance with SPAC Agreements by Global Consumer, confidentiality, and Global Consumer keeping current and timely filing with the SEC and maintaining its Nasdaq listing.
GP Global has made certain covenants in the GP Global SPA, including, among others, reporting, compliance with laws and no insider trading, obtaining Company Consents, providing additional financial information, obtaining lock-up agreement for certain persons, approval by GP Global stockholder with respect to Waived 280G Benefits, amending the GP Global charter, and conversion of Primacy from a public limited company to a private limited company under the laws of India.
GP Global Seller’s and GP Global’s representations and warranties contained in the GP Global SPA will survive the Closing for a period of 15 months after the Closing Date.
Exclusivity
Each of Global Consumer, GP Global Seller and GP Global has agreed that from the date of the GP Global SPA until the Closing Date or, if earlier, the valid termination of the GP Global SPA in accordance with its terms, it will not initiate any negotiations with any party relating to an Alternative Transaction or enter into any agreement relating to such a proposal. Each of Global Consumer, GP Global Seller and GP Global has also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of Global Consumer, GP Global Seller or GP Global, as applicable, would be deemed a breach of the party’s obligations with respect to these non-solicitation restrictions.
Conditions to Closing
The consummation of the GP Global Stock Acquisition is conditioned upon, among other things, (i) the absence of any applicable law or order restraining, prohibiting or imposing any condition on the consummation of the GP Global Stock Acquisition and related transactions, (ii) the expiration or termination of the waiting period under the HSR Act and any other applicable Antitrust Laws and the consent, approval or authorization of any Authority required under applicable Antitrust Laws, (iii) no action being brought by any Authority to enjoin or otherwise restrict the consummation of the Closing, (iv) Global Consumer having at least $5,000,001 of net tangible assets either immediately prior to or upon consummation of the GP Global Stock Acquisition; (v) approval by Global Consumer stockholders of the GP Global Stock Acquisition and related transactions and each of the Purchaser Proposals, (vi) the Proxy Statement has been cleared by the SEC, and (vii) Global Consumer has received the Fairness Opinion.
Global Consumer’s obligation to close is subject to the satisfaction by GP Global of the following conditions, which include, among other things, (A) GP Global having duly performed or complied with all of its obligations under the GP Global SPA in all material respects, (B) the representations and warranties of GP Global (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect), other than the Company Fundamental Representations, being true and complete in all material respects as of the date of the GP Global SPA and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty being true and complete in all material respects at and as of such earlier date), (C) the Company Fundamental Representations (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) being true and complete in all respects at and as of the date of the GP Global SPA and as of the Closing Date, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty being true and complete in all respects at and as of such specific date), other than de minimis inaccuracies, (D) no event having occurred that would result in a Material Adverse Effect on GP Global or any of its subsidiaries, (E) receipt of appropriate transfer documentation for the Company Shares, (F) the Purchase Price having been reviewed and approved by the Accounting Firm, (G) receipt of Company Consents, (H) resignation of certain GP Global directors as set forth in the GP Global SPA,

(I) conversion of Primacy from a public limited company to a private limited company under the laws of India, and (J) consummation of the Luminex Stock Acquisition.
GP Global’s obligation to close is subject to the satisfaction by Global Consumer of the following conditions, which include, among other things (A) Global Consumer having duly performed or complied with all of its obligations under the GP Global SPA in all material respects, (B) the representations and warranties of Global Consumer contained in the GP Global SPA (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect), other than the Purchaser Fundamental Representations, being true and complete in all material respects as of the date of the GP Global SPA and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty being true and complete in all material respects at and as of such earlier date), (C) the Purchaser Fundamental Representations (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) being true and complete in all respects at and as of the date of the GP Global SPA and as of the Closing Date, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty being true and complete in all respects at and as of such specific date), other than de minimis inaccuracies, (D) no event having occurred that would result in a Material Adverse Effect on Global Consumer, (E) the Amended Purchaser Charter having been filed with the Delaware Secretary of State, and (F) Global Consumer having executed and delivered to GP Global a copy of each Additional Agreement to which Global Consumer, Sponsor or such other stockholder of Global Consumer is a party.
Termination
The GP Global SPA may be terminated at any time prior to the Closing as follows:
(i)   by either Global Consumer or GP Global if (i) the GP Global Stock Acquisition and related transactions are not consummated on or before June 13, 2022 (the “Outside Closing Date”); provided that, if the SEC has cleared the Proxy Statement on or prior to June 13, 2022, then Outside Closing Date shall be automatically extended for 60 days after such clearance; and (ii) the material breach or violation of any representation, warranty, covenant or obligation under the GP Global SPA by the party (i.e., Global Consumer, on one hand, or GP Global, on the other hand) seeking to terminate the GP Global SPA was not the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date, without liability to the other party. Such right may be exercised by Global Consumer or GP Global, as the case may be, giving written notice to the other at any time after the Outside Closing Date;
(ii)   by either Global Consumer or GP Global if any Authority has issued any final decree, order, judgment, award, injunction, rule or consent or enacted any law, having the effect of permanently enjoining or prohibiting the consummation of the GP Global Stock Acquisition, provided that, the party seeking to terminate cannot have breached its obligations under the GP Global SPA and such breach was a substantial cause of, or substantially resulted in, such action by the Authority; or
(iii)   by mutual written consent of Global Consumer and GP Global duly authorized by each of their respective boards of directors.
The GP Global SPA and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about Global Consumer, GP Global or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the GP Global SPA were made as of a specified date, are modified or qualified by information in one or more disclosure letters prepared in connection with the execution and delivery of the GP Global SPA, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the GP Global SPA are not necessarily characterizations of the actual state of facts about Global Consumer, GP Global or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that Global Consumer makes publicly available in reports, statements and other documents filed with the SEC. Global Consumer, GP Global Seller and GP Global stockholders, members, managers and security holders are not third-party beneficiaries under the GP Global SPA.

Lock-Up Agreement
In connection with the Closing of the GP Global Stock Acquisition, GP Global Seller will agree, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any of the Acquisition Consideration Shares held by them (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive shares of Purchaser Common Stock, if any, acquired during the lock-up period, the “Lock-up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the end of the lock-up period.
Amended Registration Rights Agreement
At the Closing, Global Consumer will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) with certain existing stockholders of Global Consumer with respect to the shares of Global Consumer’s common stock they own at the Closing, and with GP Global Seller who will be an affiliate of Global Consumer with respect to the Acquisition Consideration Shares after the Closing. The Amended and Restated Registration Rights Agreement will provide certain demand registration rights and piggyback registration rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods. Global Consumer will agree to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement.
Effects of the GP Global Business Combination
Upon consummation of the GP Global Business Combination, GP Global will become a wholly-owned subsidiary of GACQ.
Regulatory Approvals
GACQ and GP Global have agreed to comply promptly but in no event later than ten business days after the date of the Acquisition Agreements with the notification and reporting requirements of the HSR Act. The parties did comply with such notification and reporting requirements within the ten business day timeframe. Each of GACQ and GP Global have agreed to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to antitrust laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals, as applicable, under antitrust laws as soon as practicable, including by requesting early termination of the waiting period provided for under the HSR Act to the extent available. Each of GACQ and GP Global will, in connection with their respective efforts to obtain all requisite approvals and authorizations for the transactions contemplated under the Acquisition Agreements under any antitrust law and use their respective reasonable best efforts to (i) cooperate in all respects with the other party or its affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by private persons, (ii) keep the other parties reasonably informed of any communication received by such party or its representatives from, or given by such party or its representatives to, any governmental authority and of any communication received or given in connection with any proceeding by a private person, in each case, regarding any of the transactions contemplated by the Acquisition Agreements, (iii) permit a representative of the other parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any governmental authority or, in connection with any proceeding by a private person, with any other person and, to the extent permitted by such governmental authority or other person, give a representative or representatives of the other parties the opportunity to attend and participate in such meetings and conferences, (iv) in the event a party’s representative is prohibited from participating in or attending any meetings or conferences, the other parties will keep such party promptly and reasonably apprised with respect thereto and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the transactions contemplated by the Acquisition Agreements, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any governmental authority.
The consummation of the Business Combination is conditioned upon the expiration or early termination of the HSR Act waiting period. GACQ and GP Global filed their respective notification and report forms under the HSR Act with the DOJ and the FTC on January 12, 2022. The initial 30-day waiting period is currently scheduled to expire on February 11, 2022 at 11:59 PM. GACQ and GP Global have agreed to split all filing fees payable in connection with HSR Act filings.
Proxy Solicitation
This proxy statement will be sent to the GACQ’s stockholders as soon as practicable after the date on which all comments to this proxy statement have been cleared by the SEC (but in any event, within five business days following such date) for the purpose of soliciting proxies from holders of GACQ Common Stock to vote at the Meeting in favor of the Proposals. GACQ will keep GP Global reasonably informed regarding all matters relating to the Proposals and the Meeting, including by promptly furnishing any voting or proxy solicitation reports received by GACQ in respect of such matters and similar updates regarding any redemptions in respect of GACQ’s redemption offer to the GACQ’s stockholders. In accordance with GACQ’s organizational documents, the proceeds held in the Trust Account will be used for the redemption of shares of GACQ Common Stock held by the GACQ’s stockholders who have elected to redeem their shares of GACQ Common Stock.
GACQ has agreed, through the GACQ Board, to unanimously recommend to the GACQ’s stockholders that they approve each of the Proposals and has agreed to include such recommendation of the GACQ Board in this proxy statement, and will otherwise take all lawful action to solicit and obtain the approval of the GACQ’s stockholders in favor of the proposals contained in this proxy statement. GACQ has agreed that neither the GACQ Board nor any committee thereof will change, withdraw, withhold, qualify or modify, or publicly propose or resolve to change, withdraw, withhold, qualify or modify in a manner adverse to GP Global, the GACQ Board’s board recommendation to the GACQ’s stockholders to approve each of the Proposals.
GACQ has agreed to take all action necessary under applicable law to, in consultation with Luminex and GP Global, establish the Record Date for (which Record Date will be mutually agreed with Luminex and GP Global), call, give notice of and hold the Meeting to consider and vote on the Proposals at the Meeting. GACQ has agreed to hold the Meeting as promptly as practicable, in accordance with applicable law and GACQ’s organizational documents, after the date on which all comments to this proxy statement have been cleared by the SEC; provided, however, that GACQ may postpone or adjourn the Meeting on one or more occasions for up to 30 days in the aggregate upon the good faith determination by the GACQ Board that such postponement or adjournment is necessary to solicit additional proxies to obtain approval of the Proposals or otherwise take actions consistent with GACQ’s obligations pursuant to the Acquisition Agreements. GACQ will take all reasonable measures to ensure that all proxies solicited in connection with the Meeting are solicited in compliance with applicable law.]
GP Global Stockholder Approval
Contemporaneously with the execution of the GP Global SPA, the stockholders of GP Global provided their written consent pursuant to which they approved the GP Global SPA, the GP Global Business Combination and the other transactions contemplated by the GP Global SPA, in accordance with applicable law and GP Global’s organizational documents.
Other Agreements Relating to the GP Global Business Combination
Lock-Up Agreement
In connection with the Closing of the GP Global Stock Acquisition, GP Global Seller will agree, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any of the Acquisition Consideration Shares held by them (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive shares of Purchaser Common Stock, if any, acquired during the lock-up period, the “Lock-up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the end of the lock-up period.
Amended Registration Rights Agreement
At the Closing, Global Consumer will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) with certain existing stockholders of Global Consumer with respect to the shares of Global Consumer’s common stock they own at the Closing, and with GP Global Seller who will be an affiliate of Global Consumer with respect to the Acquisition Consideration Shares after the Closing. The Amended and Restated Registration Rights Agreement will provide certain demand registration rights and piggyback registration rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods. Global Consumer will agree to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement.
The GACQ Board’s Reasons for the Approval of the GP Global Business Combination
In evaluating the GP Global Business Combination, the GACQ Board consulted with management and considered and evaluated a number of factors, including, among others, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the GP Global Business Combination, the GACQ Board did not assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision to recommend for the approval the GP Global Business Combination. The GACQ Board based its decision on all of the information available and the factors presented to and considered by it. In addition, individual members of the GACQ Board may have given different weights to different factors. This explanation of the GACQ’s Board’s reasons for approval of the GP Global Business Combination and all other information presented in this “— The GACQ’s Board’s Reasons for the Approval of the Life Co Business Combination” is forward-looking in nature and, therefore, should be read in conjunction with the factors discussed under “Cautionary Note Regarding Forward-Looking Statements” in this proxy statement.
Before reaching its decision, the GACQ Board discussed the material results of the management’s due diligence activities, which included:
•
Strong competitive advantage in contract manufacturing and private label in India in personal care, air care and health & hygiene with top brands and retailers as clients

•
Global distribution through strong relationships with top retailers in US, Europe and India , covering +50,000 outlets

•
Entrenched customer relationships, through an end-to-end service offering that spans R&D, manufacturing, distribution and brand management

•
Emerging brand portfolio that is poised to grow through incremental, licensing and acquisition opportunities that can be plugged into the platform

•
Cost advantage in manufacturing through a low cost operational footprint in India

•
In-house product design capabilities and fragrance development

•
Efficiencies of a global supply chain stretching across India, Latin America, China and Vietnam

•
Leveraging on in-house digital marketing team to accelerate growth

•
Tapping into fast growing private label market in India by providing one-stop solutions to top FMCG brands

•
Strong management team with a track record of execution

The GACQ Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the GP Global Business Combination, including, among others, the following:
•
M&A integration risks: Risks related to integration of bolt-on and tuck-in acquisitions including people related risks in terms of management buy-in with the platform’s vision and growth strategy

•
Profitability related risks: Significant volatility in Forex fluctuation and in the prices of raw materials will adversely impact the companies gross and operating margins. Ongoing global supply chain challenges can further impact margins

•
Expansion related risks: Growth trajectories may not pan out as planned given the cross border complexities involved and significant investment required in growing the brands across geographies with varied consumer preferences

•
Legal/Regulatory risks: Company derives significant cost benefits from global sourcing of raw materials as well as finished good products from India manufacturing plant. Trade barriers in form of tariffs or increased duties may impact operating margins.

•
Changing consumer preferences: Constantly changing consumer preferences that go well beyond product efficacy exposes the company to risks related to pace of product innovation and brand positioning

•
Industry related risks: Industry consolidation among competitors will lead to diminished bargaining power with major retailers in terms of aisle space and or product margins

•
Macro economic factors: Global Macro economic factors such as economic downturn is likely to cause softening of demand for products especially in the premium range

•
Information systems related risks: Threats related to breach of information systems may expose the company to potential law suits and / or loss of IP and eroded competitive advantages

Interests of Certain Persons in the GP Global Business Combination
•
When you consider the recommendation of the GACQ Board in favor of the approval of each of the Business Combination Proposals, you should keep in mind that the Sponsor and GACQ’s executive officers and directors have interests in each of the Proposals that are different from, or in addition to, and which may conflict with, your interest as a stockholder of GACQ. These interests include, among other things::the fact that Mr. Gautham Pai, Co-Chairman of the board of directors of GACQ and a controlling member of the Sponsor, is the sole owner of GP Global Seller, which owns 100% of GP Global;

•
A total of $664,992 from GACQ’s IPO was held outside of the Trust Account for working capital expenses. To date, GACQ has spent $96,457 for accounting, audit, legal D&O insurance and other filing fees and expenses. GACQ also projects to spend approximately $12 million towards the Business Combinations. If an initial business combination is not consummated, GACQ’s Sponsor will not receive reimbursement for any out-of-pocket expenses incurred to the extent that such expenses exceed the amount of available proceeds that were held outside of the Trust Account from the GACQ IPO and Private Placement;

•
the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the shares of GACQ Common Stock held by them if we fail to consummate an initial business combination prior to June 11, 2022. In such event, the Founders Shares held by our Sponsor, which were acquired for an aggregate purchase price of $25,000 will be worthless, as the Sponsor does not have liquidation rights with respect to the Founders Shares. The Founders Shares had an aggregate market value of approximately $45.4 million based on the closing price of GACQ’s Common Stock of $9.94 on Nasdaq as of February 9, 2022;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.05 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account;
•
The fact that Mr. Ajila and Mr. Pai, are members of the Sponsor and own units of the Sponsor that will convert into Founders Shares and Private Units upon a distribution of the Sponsor’s assets to its members;

•
the fact that, with certain limited exceptions, the Founder Shares will not be transferred, assigned or sold until the earlier of (x) six months after the date of the consummation of the Business Combination, and (y) the date on which the closing price of the Combined Company’s Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the date of the consummation of the Business Combination, or earlier, in either case if, subsequent to the consummation of the Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of Combined Company’s Common Stock for cash, securities or other property;

•
the continued indemnification of GACQ’s executive officers and directors and the continuation of GACQ’s executive officers’ and directors’ liability insurance following the consummation of the Business Combination;

•
the fact that Messrs. Rohan Ajila, Gautham Pai, Arti Drogue, Tom Clausen and Dennis Tse, will continue as members of the Combined Company’s board of directors and will be entitled to receive compensation for serving on the Combined Company’s board of directors;

•
the fact that the Sponsor and GACQ’s executive officers and directors have agreed not to redeem any of the Founders Shares in connection with a stockholder vote to approve the Business Combination Proposal; and

•
the fact that if an initial business combination is not completed by June 11, 2022 (unless extended as described herein), the 453,613 Placement Units that were purchased by our Sponsor for $4,536,120 will be worthless. Such Placement Units had an aggregate market value of approximately $4.6 million, based on the closing price of GACQ Units of $10.09 on Nasdaq as of February 9, 2022.

These interests may influence the GACQ Board in making its recommendation that you vote in favor of the approval of the Luminex Business Combination Proposal, the GP Global Business Proposal and the other Proposals.
Appraisal Rights
Appraisal rights are not available to holders of shares of GACQ Common Stock in connection with the GP Global Business Combination.
Anticipated Accounting Treatment
The Business Combination between GACQ and GP Global is expected to be accounted for as a reverse acquisition in accordance with U.S. GAAP because GP Global has been determined to be the accounting acquirer under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combination (“ASC 805”). The determination is primarily based on the evaluation of the following facts and circumstances taking into consideration:
•
The pre-combination equity holder of GP Global will hold the largest portion of the voting rights in the Combined Company

•
The pre-combination equity holder of GP Global has significant influence in appointing the majority of the directors on the Combined Company Board; and

•
GP Global senior management makes up a majority of the senior management of the Combined Company.

Redemption Rights
Pursuant to the Current Charter, holders of the Public Shares may elect to have their Public Shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (ii) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (net of taxes payable), by (ii) the total number of the then outstanding Public Shares. As of February 9, 2022, this would have amounted to approximately $10.05 per share.
You will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
hold Public Shares, or

hold Public Shares through Public Units and you elect to separate your Public Units into Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and
(ii)
prior to 5:00 p.m., Eastern Time, on [•], 2022, (x) submit a written request to Continental to redeem your Public Shares for cash and (y) deliver your Public Shares to Continental, physically or electronically through DTC.

Holders of outstanding Public Units must separate the Public Units into the Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If the Public Units are registered in a holder’s own name, such holder must deliver the certificate for its Public Units to Continental, with written instructions to separate the Public Units into the Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the certificates back to the holder so that the holder may then exercise his, her or its redemption rights upon the separation of the Public Units into the Public Shares and Public Warrants.
If a holder of the Public Shares exercises its redemption rights, then such holder will be exchanging its Public Shares for cash and will no longer own shares of the Combined Company. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its Public Shares (either physically or electronically) to Continental in accordance with the procedures described herein. See “The Meeting of the GACQ’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.
Vote Required for Approval
The GP Global Business Combination Proposal (and, consequently, the GP Global SPA and the transactions contemplated thereby, including the GP Global Business Combination) requires the affirmative vote of the majority of the issued and outstanding shares of GACQ Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the GP Global Business Combination Proposal.
The GP Global Business Combination Proposal is conditioned upon the approval of the Luminex Business Combination Proposal and the Charter Proposal. The Charter Proposal, the Directors Proposal and the Incentive Plan Proposal are conditioned on the approval of the Luminex Business Combination Proposal.
A copy of the GP Global SPA is attached to this proxy statement as Annex B.
The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the GP Global Business Combination Proposal.
Recommendation of the GACQ Board
THE GACQ BOARD UNANIMOUSLY RECOMMENDS THAT THE GACQ’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE GP GLOBAL BUSINESS COMBINATION PROPOSAL.
The existence of financial and personal interests of one or more of the GACQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of GACQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the GACQ’s stockholders vote for the proposals. See “— Interests of Certain Persons in the Business Combinations.”

PROPOSAL 3 — THE CHARTER PROPOSAL
Overview
If the Business Combination is consummated, GACQ will replace the Current Charter with Proposed Charter in the form attached to this proxy statement as Annex C. In the judgment of the Board, adoption of the Proposed Charter is necessary to adequately address the needs of the Combined Entity.
The Charter Proposal is comprised of the following material amendments to the Current Charter:
3A.
Name Change — to change GACQ’s name to “Ascense, Inc.;”

3B.
Provisions Specific to a Blank Check Company — to approve all other changes including eliminating certain provisions related to special purpose acquisition corporations that will no longer be relevant to the Combined Entity following the Closing.

3C.
Authorized Preferred Stock — to increase the number of authorized shares of GACQ’s preferred stock, and designate such as “blank check preferred;” and

3D.
Voting Threshold for Removal of Directors — to increase the required vote threshold for the removal of directors to 66 2∕3%.

3E.
Business Combination — provide that the Combined Company elects not to be governed by Section 203 of the DGCL. The Proposed Charter further provides that the Combined Company shall not engage in any business combination with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder, unless certain conditions are met.

The following table sets forth a summary of the principal proposed changes and the material differences between the Current Charter and the Proposed Charter. This summary is qualified by reference to the complete text of the Proposed Charter, a copy of which is attached to this proxy statement as Annex C. All stockholders are encouraged to read the Proposed Charter in its entirety for a more complete description of its terms.
	Current Charter	Proposed Charter
Name Change	GACQ’s current name is Global Consumer Acquisition Corp.	Under the Proposed Charter, the Combined Entity’s name will be Ascense, Inc.
Provisions Specific to a Blank Check Company	Under the Current Charter, Article SIXTH sets forth various provisions related to GACQ’s operation as a blank check company prior to the consummation of an initial business combination.	The Proposed Charter will not include these blank check company provisions because, upon consummation of the Business Combination, GACQ will cease to be a blank check company. In addition, the provisions requiring that the proceeds from its initial public offering be held in a trust account until a business combination or liquidation of GACQ and the terms governing GACQ’s consummation of a proposed business combination will not be applicable following consummation of the Business Combination.
Authorized Preferred Stock	The Current Charter authorizes the issuance of up to 1,000,000 shares of preferred stock, par value $0.0001 per share.	The Proposed Charter will authorize the issuance of up to 10,000,000 shares of “blank check” preferred stock, the rights, preferences and privileges of which may be designated from time to time by the Combined Entity’s Board to increase the number of outstanding shares and discourage a takeover attempt.
Voting Threshold for	The Current Charter requires the approval of more than 60% of the	The Proposed Charter will provide that the removal of directors will require the vote of

	Current Charter	Proposed Charter
Removal of Directors	voting power of GACQ’s then-outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, to remove directors.	holders of more than 66 2∕3% of the voting power of the Combined Entity’s then-outstanding shares of capital stock entitled to vote generally at an election of directors, voting together as a single class.
Business Combinations	Current Charter was silent
The Combined Company elects not to be governed by Section 203 of the DGCL.
The Combined Company shall not engage in any business combination with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder, unless (i) prior to the date of the transaction, the Combined Company’s Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the Combined Company’s voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder), or (iii) on or subsequent to such time, the business combination is approved by the Combined Company’s Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of is not owned by the interested stockholder.

Reasons for the Amendments to the Current Charter
Name Change
Changing the post-combination corporate name from “Global Consumer Acquisition Corporation” to “Ascense, Inc.” is desirable to reflect the Combined Entity’s new brand as a publicly traded entity.
Provisions Specific to a Blank Check Company
The elimination of certain provisions related to GACQ’s status as a blank check company is desirable because these provisions will serve no purpose following the Business Combination. For example, the Proposed Charter does not include the requirement to dissolve the Combined Entity after a certain time period and allows it to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for corporations, and the Board believes it is the most appropriate period for the post-combination company following the Business Combination. In addition, certain other provisions in the Current Charter require that proceeds from GACQ’s IPO be held in the trust account until a business combination or liquidation of GACQ has occurred. These provisions cease to apply once the Business Combination is consummated and are therefore not included in the Proposed Charter.
Blank Check Preferred Stock
The Board believes that the authorization of shares of “blank check” preferred stock will provide the Combined Entity with needed flexibility to issue shares in the future in a timely manner and under circumstances the Combined Entity considers favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.
Notwithstanding the foregoing, authorized but unissued preferred stock may enable the Combined Entity’s Board to render it more difficult or to discourage an attempt to obtain control of the Combined Entity and thereby protect continuity of or entrench its management, which may adversely affect the market price of the Combined Entity. If, in the due exercise of its fiduciary obligations, for example, the Combined Entity’s Board was to determine that a takeover proposal was not in the best interests of the Combined Entity, such preferred stock could be issued by the board of directors without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. Allowing the Combined Entity’s Board to issue the authorized preferred stock on its own volition will enable the Combined Entity to have the flexibility to issue such preferred stock in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. The Combined Entity currently has no such plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized stock for such purposes.
Voting Threshold for Removal of Directors
Removal of directors of a company for cause is not a matter that the Board takes lightly. Such removal can cause disruption to the management of the company, can impact the perception of the company by investors (resulting in reduction in the Company’s stock price) and is a powerful tool by which stockholders can effect change in management whether or not the Board believes there is just cause. The Board believes that the increase in the voting threshold for stockholders to remove directors is prudent to ensure that stockholders are given careful consideration to such action given the possible consequences to the Company.
Business Combinations
These provisions may encourage companies interested in acquiring the Combined Company to negotiate in advance with the Combined Company’s Board because the stockholder approval requirement would be avoided if the board of directors approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in the Combined Company’s Board and may make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best. [           ], who individually, or together with certain affiliates, may be deemed an interested stockholder after the consummation of the Business Combination have been excluded from the definition of “interested stockholder.”
Vote Required for Approval
Each of Charter Proposals 3A through 3D will be approved and adopted if the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon at the special meeting vote “FOR” the Charter Proposal. Adoption of the Charter Proposal is subject to and conditioned on the approval of the Business Combination Proposals, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposals at the Meeting.
The Closing is subject to and conditioned on the approval of each of the Luminex Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal at the special meeting.
The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Charter Proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE CHARTER PROPOSAL.

PROPOSAL 4 — THE ADVISORY CHARTER PROPOSALS
Overview
We are asking our stockholders to vote upon, on a non-binding advisory basis, a proposal to approve certain governance provisions contained in the Proposed Charter. These proposals are being presented in accordance with SEC guidance and will each be voted upon on an advisory basis. The vote on each of these proposals are not binding on GACQ or our Board.
In the judgment of the Board, these provisions are necessary to adequately address the needs of the Combined Company. Furthermore, the Business Combination is not conditioned upon the separate approval of the Advisory Charter Proposals (separate and apart from approval of the Charter Proposal). Accordingly, regardless of the outcome of the non-binding advisory vote on the Advisory Charter Proposals, GACQ intends that the Proposed Charter will take effect upon consummation of the Business Combination (assuming approval of the Charter Proposal).
Advisory Charter Proposals
The following table sets forth a summary of the material changes proposed to be made between our existing charter and the Proposed Charter applicable to the Advisory Charter Proposals. This summary is qualified by reference to the complete text of the Proposed Charter, a copy of which is attached to this proxy statement as Annex B. We urge all stockholders to read the Proposed Charter in its entirety for a more complete description of its terms.
	Current Charter	Proposed Charter
Advisory Charter Proposal A — Provisions Specific to a Blank Check Company	Under the Current Charter, Article SIXTH sets forth various provisions related to GACQ’s operation as a blank check company prior to the consummation of an initial business combination.	The Proposed Charter will not include these blank check company provisions because, upon consummation of the Business Combination, GACQ will cease to be a blank check company. In addition, the provisions requiring that the proceeds from its initial public offering be held in a trust account until a business combination or liquidation of GACQ and the terms governing GACQ’s consummation of a proposed business combination will not be applicable following consummation of the Business Combination.
Advisory Charter Proposal B — Authorized Shares of Blank Check Preferred Stock	The Current Charter authorizes the issuance of up to 1,000,000 shares of preferred stock, par value $0.0001 per share.	The Proposed Charter will authorize the issuance of up to 10,000,000 shares of “blank check” preferred stock, the rights, preferences and privileges of which may be designated from time to time by the Combined Entity’s Board to increase the number of outstanding shares and discourage a takeover attempt.
Advisory Charter Proposal C — Voting Threshold for Director Removal	The Current Charter requires the approval of more than 60% of the voting power of GACQ’s then-outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, to remove directors.	The Proposed Charter will provide that the removal of directors will require the vote of holders of more than 66 2/3% of the voting power of the Combined Entity’s then-outstanding shares of capital stock entitled to vote generally at an election of directors, voting together as a single class.

	Current Charter	Proposed Charter
Advisory Charter Proposal D — Business Combinations	Current Charter was silent
The Combined Company elects not to be governed by Section 203 of the DGCL.
The Combined Company shall not engage in any business combination with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder, unless (i) prior to the date of the transaction, the Combined Company’s Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the Combined Company’s voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder), or (iii) on or subsequent to such time, the business combination is approved by the Combined Company’s Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of is not owned by the interested stockholder.

Reasons for the Advisory Charter Proposals
Advisory Charter Proposal A — Provisions Specific to a Blank Check Company
The elimination of certain provisions related to GACQ’s status as a blank check company is desirable because these provisions will serve no purpose following the Business Combination. For example, the Proposed Charter does not include the requirement to dissolve the Combined Entity after a certain time period and allows it to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for corporations, and the Board believes it is the most appropriate period for the post-combination company following the Business Combination. In addition, certain other provisions in the Current Charter require that proceeds from GACQ’s IPO be held in the trust account until a business combination or liquidation of GACQ has occurred. These provisions cease to apply once the Business Combination is consummated and are therefore not included in the Proposed Charter.
Advisory Charter Proposal B — Blank Check Preferred Stock
The Board believes that the authorization of shares of “blank check” preferred stock will provide the Combined Entity with needed flexibility to issue shares in the future in a timely manner and under circumstances the Combined Entity considers favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.
Notwithstanding the foregoing, authorized but unissued preferred stock may enable the Combined Entity’s Board to render it more difficult or to discourage an attempt to obtain control of the Combined Entity and thereby protect continuity of or entrench its management, which may adversely affect the market price of the Combined Entity. If, in the due exercise of its fiduciary obligations, for example, the Combined Entity’s Board was to determine that a takeover proposal was not in the best interests of the Combined Entity, such preferred stock could be issued by the board of directors without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. Allowing the Combined Entity’s Board to issue the authorized preferred stock on its own volition will enable the Combined Entity to have the flexibility to issue such preferred stock in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. The Combined Entity currently has no such plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized stock for such purposes.
Advisory Charter Proposal C — Voting Threshold for Removal of Directors
Removal of directors of a company for cause is not a matter that the Board takes lightly. Such removal can cause disruption to the management of the company, can impact the perception of the company by investors (resulting in reduction in the Company’s stock price) and is a powerful tool by which stockholders can effect change in management whether or not the Board believes there is just cause. The Board believes that the increase in the voting threshold for stockholders to remove directors is prudent to ensure that stockholders are given careful consideration to such action given the possible consequences to the Company.
Advisory Charter Proposal D: — Business Combinations
These provisions may encourage companies interested in acquiring the Combined Company to negotiate in advance with the Combined Company’s Board because the stockholder approval requirement would be avoided if the board of directors approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in the Combined Company’s Board and may make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best. [                 ], who individually, or together with certain affiliates, may be deemed an interested stockholder after the consummation of the Business Combination have been excluded from the definition of “interested stockholder.”
Vote Required for Approval
Each of the Advisory Charter Proposals, each of which is a non-binding vote, assuming that a quorum is present at the Special Meeting, will be approved only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting vote “FOR” each of the Advisory Charter Proposals. Accordingly, a stockholder’s failure to vote online during the Special Meeting or by proxy, a broker non-vote or an abstention will be considered a vote “AGAINST” each of the Advisory Charter Proposals.
As discussed above, the Advisory Charter Proposals are advisory votes and therefore are not binding on GACQ or our Board. Furthermore, the Business Combination is not conditioned on the separate approval of the Advisory Charter Proposals (separate and apart from approval of the Charter Proposal). Accordingly, regardless of the outcome of the non-binding advisory vote on these proposals, GACQ intends that the Proposed Charter will take effect upon consummation of the Business Combination (assuming approval of the Charter Proposal).
The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Advisory Charter Proposals.
Board Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF EACH OF THE ADVISORY CHARTER PROPOSALS UNDER PROPOSAL 4.

PROPOSAL 5 — THE NASDAQ PROPOSAL
Overview
We are proposing the Nasdaq Proposal in order to comply with Nasdaq Listing Rules 5635(a) and (b). Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock) or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control.
Pursuant to the GP Global SPA, we anticipate that we will issue to the GP Global Seller as consideration in the GP Global Business Combination, a maximum of 14,300,000 shares of Common Stock (subject to adjustment as described elsewhere herein). See the section titled “Proposal 2 — The GP Global Business Combination Proposal — The Stock Purchase Agreement — GP Global Stock Acquisition Consideration.” Because the number of shares of GACQ Common Stock we anticipate issuing as consideration in the GP Global Business Combination will constitute more than 20% of outstanding GACQ Common Stock and more than 20% of outstanding voting power prior to such issuance we are required to obtain stockholder approval for such issuance pursuant to Nasdaq Listing Rules 5635(a) and (b).
Effect of the Nasdaq Proposal on the GACQ’s Stockholders
If the Nasdaq Proposal is approved and adopted, GACQ would issue shares representing more than 20% of the outstanding shares of GACQ Common Stock in connection with the GP Global Business Combination. The issuance of such shares of GACQ Common Stock would result in significant dilution to the GACQ’s stockholders and would afford the GACQ’s stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of GACQ. If the Nasdaq Proposal is approved and adopted we anticipate that, immediately following the consummation of the Business Combinations, the GACQ’s current public stockholders will own approximately 48.55% of non-redeemable shares of the Combined Company’s common stock and the Sponsor and GACQ’s current executive officers, directors and affiliates will own approximately 12.13% of non-redeemable shares of the Combined Company’s common stock. These percentages assumes that no shares of GACQ Common Stock are redeemed in connection with the consummation of the Business Combination and does not take into account any warrants or options to purchase GACQ Common Stock that will be outstanding following the consummation of the Business Combination or any equity awards that may be issued under the Equity Incentive Plan following the consummation of the Business Combination.
If the Nasdaq Proposal is not approved and we consummate the GP Global Business Combination on its current terms, GACQ would be in violation of Nasdaq Listing Rules 5635(a) and (b) , which could result in the delisting of our securities from Nasdaq. If Nasdaq delists our securities from trading on its exchange, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity with respect to our securities;

•
a determination that GACQ Common Stock is a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage for the post-transaction company; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

It is a condition to the obligations of GACQ and GP Global to consummate the GP Global Business Combination that GACQ Common Stock remains listed on Nasdaq. As a result, if the Nasdaq Proposal is not approved and adopted, the GP Global Business Combination may not be consummated.

Vote Required for Approval
The Nasdaq Proposal requires the affirmative vote of the majority of the votes cast by holders of GACQ Common Stock, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Nasdaq Proposal.
The GP Global Business Combination Proposal is conditioned upon the approval of the Nasdaq Proposal. The Nasdaq Proposal is conditioned on the approval of the GP Global Business Combination Proposal. As a result, if the GP Global Business Combination Proposal is not approved, the Nasdaq Proposal will not be presented at the Meeting. By approval of the Nasdaq Proposal, GACQ’s stockholders are authorizing the GACQ Board to abandon the Nasdaq Proposal in the event the GP Global Business Combination is not consummated.
The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Nasdaq Proposal.
Recommendation of the GACQ Board
THE GACQ BOARD UNANIMOUSLY RECOMMENDS THAT THE GACQ’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ PROPOSAL.
The existence of financial and personal interests of one or more of the GACQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of GACQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the GACQ’s stockholders vote for the proposals. See “Proposal 2 — The GP Global Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

PROPOSAL 6 — THE DIRECTORS PROPOSAL
Overview
Pursuant to the Acquisition Agreements, GACQ has agreed to take all necessary action, , so that effective at the Closing, the entire board of directors of the Combined Company will consist of five individuals, a majority of whom will be independent directors in accordance with the requirements of Nasdaq. The current directors of GACQ, Messrs. Rohan Ajila, Gautham Pai, Arti Drogue, Tom Clausen and Dennis Tse will continue on the board of directors of the Combined Company. For additional information on the experience of the director nominees, see “Management of the Combined Company.”
Subject to the rights of holders of any series of preferred stock with respect to the election of directors any director may be removed from office by the stockholders of the Combined Company only for cause. Vacancies occurring on the Combined Company’s board of directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Combined Company’s board of directors, although less than a quorum, or by a sole remaining director, and not by stockholders of the Combined Company. A person so elected by the Combined Company’s board of directors to fill a vacancy or newly created directorship will hold office until the next election at which such director will have been chosen and until his or her successor will be duly elected and qualified or until their earlier resignation, removal or death.
Because the GP Global Business Combination is conditioned on the approval of the Luminex Business Combination, if the Luminex Business Combination Proposal is approved, then each of our existing directors will remain on the Combined Company Board.
If the Luminex Business Combination Proposal is not approved, the Directors Proposal will not be presented at the Meeting. The appointments of directors resulting from the election will only become effective if the Luminex Business Combination is consummated.
The GACQ Board knows of no reason why any of the director nominees will be unavailable or decline to serve as a member of the Combined Company’s board of directors.
Information about Director Nominees
Following the consummation of the Business Combination, in accordance with the terms of the Acquisition Agreements and assuming the approval of the Directors Proposal, the Combined Company’s board of directors will be as follows:
Name	Age	Position
Rohan Ajila		Chief Executive Officer, Chief Financial Officer and Co-Chairman of the Board of Directors
Gautham Pai		Co-Chairman of the Board of Directors
Art Drogue		Director
Tom Clausen		Director
Denis Tse		Director
For additional information on the experience of the director nominees, see “Management of the Combined Company.”
Vote Required for Approval
The Directors Proposal requires the affirmative vote by the plurality of the votes cast by holders of GACQ Common Stock, in person by virtual attendance or by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Directors Proposal.
Because the GP Global Business Combination is conditioned on the approval of the Luminex Business Combination, the Directors Proposal is conditioned on the approval of the Luminex Business Combination Proposal. As a result, if the Luminex Business Combination Proposal is not approved, the Directors

Proposal will not be presented at the Meeting. By approval of the Directors Proposal, GACQ’s stockholders are authorizing the GACQ Board to abandon the Directors Proposal in the event that the Luminex Business Combination is not consummated.
The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Directors Proposal.
Recommendation of the GACQ Board
THE GACQ BOARD UNANIMOUSLY RECOMMENDS THAT THE GACQ’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE DIRECTORS PROPOSAL.
The existence of financial and personal interests of one or more of the GACQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of GACQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the GACQ’s stockholders vote for the proposals. See “Proposal 1 — The Luminex Business Combination Proposal — Interests of Certain Persons in the Business Combination” and see “Proposal 2 — The GP Global Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

PROPOSAL 7 — THE INCENTIVE PLAN PROPOSAL
Overview
In this proposal, we are asking our stockholders to approve the 2022 Omnibus Incentive Plan. The GACQ Board approved the 2022 Omnibus Incentive Plan, subject to obtaining stockholder approval at the Meeting. If stockholders approve this proposal, the 2022 Omnibus Incentive Plan will become effective on the consummation of the Business Combinations. However, this proposal is subject to and conditioned on the approval of the Luminex Business Combination Proposal, the GP Global Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal and the Directors Proposal at the Meeting. If the 2022 Omnibus Incentive Plan is not approved by the stockholders, it will not become effective and no awards will be granted thereunder. The 2022 Omnibus Incentive Plan is described in more detail below.
2022 Omnibus Incentive Plan
Our board of directors adopted and approve the 2022 Omnibus Incentive Plan (the “2022 Plan”). The 2022 Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to our officers, employees, directors, consultants and advisers. The purpose of the 2022 Plan is to help us attract, motivate and retain such persons with awards under the 2022 Plan and thereby enhance shareholder value.
Administration.   The 2022 Plan is administered by the board, and upon consummation of this offering will be administered by the compensation committee of the board, which shall consist of three members of the board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “independent” for purposes of any applicable listing requirements. If a member of the compensation committee is eligible to receive an award under the 2022 Plan, such compensation committee member shall have no authority under the plan with respect to his or her own award. Among other things, the compensation committee has complete discretion, subject to the express limits of the 2022 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2022 Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the 2022 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A, unless such award is structured to be exempt from or comply with all requirements of Code Section 409A.
Grant of Awards; Shares Available for Awards.   The 2022 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of Ascense Brands Inc. or its affiliates. The aggregate number of shares of common stock reserved and available for grant and issuance under the 2022 Plan is [•]. No more than [•] shares of common stock in the aggregate may be issued under the 2022 Plan in connection with incentive stock options. Shares shall be deemed to have been issued under the 2022 Plan solely to the extent actually issued and delivered pursuant to an award. If any award granted under the 2022 Plan expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2022 Plan. The 2022 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the board of directors. The board of directors in its discretion may terminate the 2022 Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2022 Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted.

Future new hires and additional non-employee directors and/or consultants would be eligible to participate in the 2022 Plan as well. The number of stock options and/or shares of restricted stock to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or shares of restricted stock is dependent upon various factors such as hiring requirements and job performance.
Stock Options.   The 2022 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under Section 422 of the Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the compensation committee may determine, which shall be specified in the option agreement; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of our Company or a parent or subsidiary of our Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of common stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.
Stock Appreciation Rights.   A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. The compensation committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the compensation committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant. SARs may be granted in tandem with, or independently of, stock options granted under the 2022 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the common stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the compensation committee may specify.
Performance Shares and Performance Unit Awards.   Performance share and performance unit awards entitle the participant to receive cash or shares of common stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values. The compensation committee shall set forth in the applicable award agreement the performance goals and objectives and the period of time to which such goals and objectives shall apply. If such goals and objectives are achieved, such distribution of shares, or payment in cash, as the case may be, shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.
Distribution Equivalent Right Awards.   A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of common stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award (but not an option or SAR award) under the 2022 Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award. The compensation committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional ordinary shares, or is to be entitled to choose among such alternatives.

Restricted Stock Awards.   A restricted stock award is a grant or sale of common stock to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the compensation committee or the board of directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such instalments or otherwise, as the compensation committee or the board of directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the compensation committee or the board of directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.
Restricted Stock Unit Awards.   A restricted stock unit award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The compensation committee shall set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of an ordinary share, or one ordinary share, as determined in the sole discretion of the compensation committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A. A restricted stock unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares
Unrestricted Stock Awards.   An unrestricted stock award is a grant or sale of shares of our common stock to the employees, non-employee directors or non-employee consultants that are not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.
Change-in-Control Provisions.   The compensation committee may, in its sole discretion, at the time an award is granted or at any time prior to, coincident with or after the time of a change in control, cause any award either (i) to be cancelled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of common stock in the change in control over the per share exercise, base or purchase price of such award, which may be paid immediately or over the vesting schedule of the award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such change in control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an award so that any award to a holder whose employment has been terminated as a result of a change in control may be vested, exercised, paid or distributed in full on or before a date fixed by the compensation committee; (iv) to be purchased from a holder whose employment has been terminated as a result of a change of control, upon the holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such award been currently exercisable or payable; or (v) terminate any then outstanding award or make any other adjustment to the awards then outstanding as the compensation committee deems necessary or appropriate to reflect such transaction or change. The number of shares subject to any award shall be rounded to the nearest whole number.
Amendment and Termination.   The compensation committee may adopt, amend and rescind rules relating to the administration of the 2022 Plan, and amend, suspend or terminate the 2022 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2022 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws.

Certain U.S. Federal Income Tax Consequences of the Plan
The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, restricted stock units, performance stock, performance units, SARs, and dividend equivalent rights. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired ordinary shares. This summary assumes that U.S. Participants will hold their ordinary shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Plan, or ordinary shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Plan or ordinary shares issued thereunder pursuant to the Plan.
A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO if structured to be exempt from or comply with Code Section 409A. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the ordinary shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells ordinary shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the ordinary shares were held. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.
A U.S. Participant generally does not recognize taxable income upon the grant or, except for purposes of the U.S. alternative minimum tax (“AMT”) the exercise, of an ISO. For purposes of the AMT, which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the ordinary shares subject to the ISO over the exercise price is a preference item for AMT purposes. If the U.S. Participant disposes of the ordinary shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the ordinary shares to the U.S. Participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such ordinary shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to deduct such amount.
A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company generally will be entitled to a deduction for such amount.
A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, restricted stock unit award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of ordinary shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the ordinary shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time.
A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such ordinary shares at the time the restriction lapses over any amount paid for the ordinary shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such ordinary shares at the time of grant. The Company generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.

Interests of Certain Persons in the Incentive Plan Proposal
GACQ’s directors and executive officers may be considered to have an interest in the approval of the Incentive Plan Proposal because they may in the future receive awards under the Equity Incentive Plan. Nevertheless, the GACQ Board believes that it is important to provide incentives and rewards for superior performance and the retention of executive officers and experienced directors by adopting the Equity Incentive Plan.
Vote Required for Approval
The Incentive Plan Proposal requires the affirmative vote of the majority of the votes cast by holders of Common Stock, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Incentive Plan Proposal.
The Incentive Plan Proposal is conditioned on the approval of the Luminex Business Combination Proposal. As a result, if the Luminex Business Combination Proposal is not approved, the Incentive Plan Proposal will not be presented at the Meeting. By approval of the Incentive Plan Proposal, GACQ’s stockholders are authorizing the GACQ Board to abandon the Incentive Proposal in the event that the Luminex Business Combination is not consummated.
A copy of the Equity Incentive Plan, as will be in effect assuming approval of the Incentive Plan Proposal and upon consummation of the Business Combination, is attached to this proxy statement as Annex D.
The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Incentive Plan Proposal.
Recommendation of the GACQ Board
THE GACQ BOARD UNANIMOUSLY RECOMMENDS THAT THE GACQ’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.
The existence of financial and personal interests of one or more of the GACQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of GACQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the GACQ’s stockholders vote for the proposals. See “Proposal 1 — The Luminex Business Combination Proposal — Interests of Certain Persons in the Business Combination” and see “Proposal 2 — The GP Global Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

PROPOSAL 8 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the GACQ Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to GACQ’s stockholders in the event that, based upon the tabulated vote at the time of the Meeting there are insufficient votes for, or otherwise in connection with, the approval of the Luminex Business Combination Proposal or the GP Global Business Combination, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal or the Incentive Plan Proposal. In no event will the GACQ Board adjourn the Meeting or consummate a Business Combination beyond the date by which it may properly do so under the Current Charter and Delaware law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by GACQ’s stockholders, the GACQ Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of either the Luminex or GP Global Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal, the Incentive Plan Proposal or any other proposal.
Vote Required for Approval
The Adjournment Proposal requires the affirmative vote of the majority of the shares of GACQ Common Stock cast, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Adjournment Proposal.
The Initial Stockholders have agreed to vote any shares of GACQ Common Stock owned by them in favor of the Adjournment Proposal.
Recommendation of the GACQ Board
THE GACQ BOARD UNANIMOUSLY RECOMMENDS THAT THE GACQ’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.
The existence of financial and personal interests of one or more of the GACQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of GACQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the GACQ’s stockholders vote for the proposals. See “Proposal 1 — The Luminex Business Combination Proposal — Interests of Certain Persons in the Business Combination” and see “Proposal 2 — The GP Global Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

INFORMATION ABOUT GACQ
Overview
GACQ is a Delaware blank check company established for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business transaction with one or more businesses or entities.
If GACQ does not consummate the Business Combination and fails to consummate an initial business combination within 12 months from the closing of its initial public offering (or up to 18 months from the closing of the initial public offering if GACQ extends the period of time to consummate a business combination for two times, as described in more detail in the final prospectus filed with the SEC on June 10, 2021), then, pursuant to the amended and restated certificate of incorporation, GACQ will be required to dissolve and liquidate as soon as reasonably practicable, unless GACQ seeks stockholder approval to amend GACQ’s certificate of incorporation to extend the date by which an initial business combination may be consummated.
Offering Proceeds Held in Trust
On June 11, 2021, GACQ consummated the IPO of 17,000,000 units (the “Public Units”) at $10.00 per Public Unit, generating gross proceeds of $170,000,000. Simultaneously with the consummation of the initial public offering, GACQ consummated the sale of 431,510 units (the “Private Units”) in a private placement transaction with Global Consumer Acquisition LLC, GACQ’s sponsor, generating gross proceeds of $4,315,100.
Subsequently, on June 14, 2021, the underwriters exercised the over-allotment option in part, and the closing of the issuance and sale of the additional Public Units occurred (the “Over-Allotment Option Units”) on June 16, 2021. The total aggregate issuance by GACQ of 1,263,000 units at a price of $10.00 per unit resulted in total gross proceeds of $12,630,000. On June 16, 2021, simultaneously with the sale of the Over-Allotment Option Units, GACQ consummated the private sale of an additional 22,102 Private Units, generating gross proceeds of $221,020. The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.
On June 16, 2021, the underwriters canceled the remainder of the over-allotment option. In connection with the cancellation of the remainder of the over-allotment option, GACQ canceled an aggregate of 321,750 shares of common stock issued to its sponsor prior to its initial public offering and Private Placement.
After deducting the underwriting discounts, offering expenses and commissions from the initial public offering and the sale of the Private Units, a total of $183,543,150 of the net proceeds from the initial public and the sale of the Private Units was deposited into GACQ’s trust account (the “Trust Account”), which is invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by use, until the earlier of (i) the consummation of a business combination or (ii) the distribution of the funds in the Trust Account.
Effecting a Business Combination
On December 13, 2021, GACQ entered into a Stock Purchase Agreement (the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”). Pursuant to the terms of the Luminex SPA, a business combination between Global Consumer and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”). Further, on December 13, 2021, Global Consumer entered into a Stock Purchase Agreement (the “GP Global SPA”) by and among Global Consumer, TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”). Pursuant to the terms of the GP

Global SPA, a business combination between Global Consumer and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”). The Business Combination is subject to the approval of the GACQ’s stockholders as well as other closing conditions. If GACQ does not consummate the Business Combination and fails to consummate an initial business combination within 12 months from the closing of its initial public offering (or up to 18 months from the closing of the initial public offering if GACQ extends the period of time to consummate a business combination for two times, as described in more detail in the final prospectus filed with the SEC on June 10, 2021), then, pursuant to the amended and restated certificate of incorporation, GACQ will be required to dissolve and liquidate as soon as reasonably practicable, unless GACQ seeks stockholder approval to amend GACQ’s certificate of incorporation to extend the date by which an initial business combination may be consummated.
Redemption Rights for Holders of the Public Shares
Pursuant to GACQ’s amended and restated certificate of incorporation, holders of the public shares will be entitled to redeem their public shares for a pro rata share of the Trust Account (including interest earned on the pro rata portion of the Trust Account, net of taxes payable), currently anticipated to be no less than approximately $10.05 per share of GACQ Common Stock. GACQ’s initial stockholders do not have redemption rights with respect to any shares of GACQ Common Stock owned by them, directly or indirectly.
Automatic Dissolution and Subsequent Liquidation of the Trust Account if No Business Combination
If GACQ does not consummate the Business Combination and fails to consummate an initial business combination within 12 months from the closing of its initial public offering (or up to 18 months from the closing of the initial public offering if GACQ extends the period of time to consummate a business combination for two times, as described in more detail in the final prospectus filed with the SEC on June 10, 2021), then, pursuant to the amended and restated certificate of incorporation, GACQ will be required to dissolve and liquidate as soon as reasonably practicable, unless GACQ seeks stockholder approval to amend GACQ’s certificate of incorporation to extend the date by which an initial business combination may be consummated. As a result, this has the same effect as if GACQ had formally gone through a voluntary liquidation procedure under Delaware law. Accordingly, no vote would be required from the GACQ’s stockholders to commence such a voluntary winding up, dissolution and liquidation. If GACQ is unable to consummate the Business Combination and fails to consummate an initial business combination within 12 months from the closing of its initial public offering (or up to 18 months, as applicable), it will, as promptly as possible but not more than ten business days thereafter, redeem 100% of GACQ’s outstanding public shares for a pro rata share of the aggregate amount then on deposit in the Trust Account upon the consummation of the Business Combination (including interest earned on the pro rata portion of the Trust Account, net of taxes payable) and then seek to liquidate and dissolve. In the event of its dissolution and liquidation, the GACQ Warrants will expire and will be worthless.
The proceeds deposited in the trust account could, however, become subject to the claims of GACQ’s creditors which would have higher priority than the claims of its public stockholders. GACQ cannot guarantee that the actual per-share redemption amount received by stockholders will not be substantially less than $10.05. Under Section 281(b) of the DGCL, GACQ’s plan of dissolution must provide for all claims against it to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before GACQ makes any distribution of its remaining assets to its stockholders. While GACQ intends to pay such amounts, if any, GACQ cannot guarantee that it will have funds sufficient to pay or provide for all creditors’ claims.
Although GACQ will seek to have all vendors, service providers, prospective target businesses or other entities with which GACQ does business execute agreements with it waiving any right, title, interest and claim of any kind in or to any monies held in the trust account for the benefit of GACQ’s public stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against GACQ’s assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, GACQ’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to it than any alternative.
In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with GACQ and will not seek recourse against the trust account for any reason. GACQ’s sponsor has agreed that it will be liable to GACQ if and to the extent any claims by a third party for services rendered or products sold to GACQ, or a prospective target business with which GACQ has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.05 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under GACQ’s indemnity of the underwriters of GACQ’s initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, then GACQ’s sponsor will not be responsible to the extent of any liability for such third party claims. GACQ has not independently verified whether GACQ’s sponsor has sufficient funds to satisfy its indemnity obligations and believes that its sponsor’s only assets are securities of GACQ. GACQ has not asked its sponsor to reserve for such indemnification obligations. Therefore, GACQ cannot guarantee that its sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for GACQ’s initial business combination and redemptions could be reduced to less than $10.05 per public share. In such event, GACQ may not be able to complete its initial business combination, and GACQ’s stockholders would receive such lesser amount per share in connection with any redemption of their public shares. None of GACQ’s officers will indemnify GACQ for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
In the event that the proceeds in the trust account are reduced below (i) $10.05 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and GACQ’s sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, GACQ’s independent directors would determine whether to take legal action against GACQ’s sponsor to enforce its indemnification obligations. While GACQ expects that its independent directors would take legal action on its behalf against its sponsor to enforce its indemnification obligations to GACQ, it is possible that GACQ’s independent directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. GACQ has not asked its sponsor to reserve for such indemnification obligations and GACQ cannot guarantee that its sponsor would be able to satisfy those obligations. Accordingly, GACQ cannot guarantee that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.05 per public share.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of GACQ’s trust account distributed to its public stockholders upon the redemption of its public shares in the event GACQ does not complete its business combination within 12 months (or 15 or 18 months, as applicable) from the closing of its initial public offering may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
Furthermore, if the pro rata portion of GACQ’s trust account distributed to its public stockholders upon the redemption of its public shares in the event GACQ do not complete its business combination within 12 months (or 15 or 18 months, as applicable) from the closing of GACQ’s initial public offering, is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution. If GACQ is unable to complete its business combination within 12 months (or 15 or 18 months, as applicable) from the closing of its initial public offering, GACQ will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to GACQ to pay its taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of GACQ’s remaining stockholders and their board of directors, dissolve and liquidate, subject in each case to GACQ’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is GACQ’s intention to redeem its public shares as soon as reasonably possible following its 18th month and, therefore, GACQ does not intend to comply with those procedures. As such, GACQ’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend well beyond the third anniversary of such date.
Because GACQ does not comply with Section 280, Section 281(b) of the DGCL requires GACQ to adopt a plan, based on facts known to GACQ at such time that will provide for its payment of all existing and pending claims or claims that may be potentially brought against it within the subsequent 10 years. However, because GACQ is a blank check company, rather than an operating company, and its operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. Pursuant to the obligation contained in GACQ’s underwriting agreement dated June 8, 2021, GACQ required that all vendors, service providers, prospective target businesses or other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the trust account. As a result of this obligation, the claims that could be made against GACQ are significantly limited and the likelihood that any claim that would result in any liability extending to the trust account is remote. Further, GACQ’s sponsor may be liable only to the extent necessary to ensure that the amounts in the trust account are not reduced below (i) $10.05 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes and will not be liable as to any claims under GACQ’s indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, GACQ’s sponsor will not be responsible to the extent of any liability for such third-party claims.
If GACQ files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in GACQ’s bankruptcy estate and subject to the claims of third parties with priority over the claims of its stockholders. To the extent any bankruptcy claims deplete the trust account, GACQ cannot guarantee that it will be able to return $10.05 per share to its public stockholders. Additionally, if GACQ files a bankruptcy petition or an involuntary bankruptcy petition is filed against GACQ that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by GACQ’s stockholders. Furthermore, GACQ’s board of directors may be viewed as having breached its fiduciary duty to its creditors and/or may have acted in bad faith, thereby exposing itself and GACQ to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. GACQ cannot guarantee that claims will not be brought against it for these reasons.
GACQ’s public stockholders will be entitled to receive funds from the trust account only (i) in the event of the redemption of its public shares if GACQ does not complete its business combination within

12 months (or 15 or 18 months, as applicable) from the closing of its initial public offering, subject to applicable law, (ii) (a) in connection with a stockholder vote to approve an amendment to its amended and restated certificate of incorporation to modify the substance or timing of its obligation to allow redemption in connection with the Business Combination or to redeem 100% of its public shares if GACQ has not consummated an initial business combination within 12 months (or 15 or 18 months, as applicable) from the closing of GACQ’s initial public offering or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity or (iii) GACQ’s completion of an initial business combination, and then only in connection with those public shares that such stockholder properly elected to redeem, subject to the limitations described in the final prospectus GACQ filed with the SEC on June 10, 2021. In no other circumstances will a stockholder has any right or interest of any kind to or in the trust account.
Each of GACQ’s initial stockholders has agreed to waive its rights to participate in any liquidation of the Trust Account or other assets with respect to any shares of GACQ common stock they hold.
Employees
GACQ currently has one officer, Mr. Ajila, who serves as its Chief Executive Officer and Chief Financial Officer. Mr. Ajila is not obligated to devote any specific number of hours to GACQ’s matters but he intends to devote as much of their time as he deems necessary to GACQ’s affairs until it has consummated the Business Combination. The amount of time he will devote in any time period will vary based on whether a target business has been selected and the stage of the Business Combination process GACQ is in. GACQ does not have any other employees.
Facilities
GACQ’s executive offices are located at 1926 Rand Ridge Court, Marietta, GA 30062 and its telephone number is (404) 939-9419. The cost for GACQ’s use of this space is included in the $10,000 per month fee it pays to ARC Group Limited, its financial advisor, for office space, administrative and support services. GACQ considers its current office space adequate for its current operations.
Legal Proceedings
There is no material litigation, arbitration or governmental proceeding currently pending against GACQ or any members of its management team in their capacity as such.

MANAGEMENT OF GACQ
Overview of Executive Officers and Directors
As of the date of this proxy statement, GACQ’s executive officers and directors are as follows:
Name	Age	Position
Rohan Ajila	54	Chief Executive Officer, Chief Financial Officer and Co-Chairman of the Board of Directors
Gautham Pai	47	Co-Chairman of the Board of Directors
Art Drogue	76	Independent Director
Tom Clausen	60	Independent Director
Denis Tse	46	Independent Director
Qualifications of Executive Officers and Directors
GACQ’s executive officers and members of the GACQ Board are composed of a diverse group of leaders with a wide array of professional roles. In these roles, they have gained experience in core management skills, such as strategic and financial planning, financial reporting, compliance, risk management and leadership development. Many of its executive officers and members of the GACQ Board also have experience serving on boards of directors and committees of boards of directors of other companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, the executive officers and members of the GACQ Board also have other experience that makes them valuable, such as cross border M&A and operator experience in the consumer goods industry.
GACQ, along with its executive officers and members of the GACQ Board, believe that the above- mentioned attributes, along with the leadership skills and other experiences of GACQ’s executive officers and members of the GACQ Board, provide GACQ with a diverse range of perspectives and judgment necessary to facilitate its goals of consummating the Business Combination.
Employment Agreements
GACQ has not entered into any employment agreements with its executive officers and have not made any agreements to provide benefits upon termination of employment of its executive officers.
Executive Officers’ and Directors’ Compensation
None of GACQ’s officers or directors has received any cash compensation for services rendered to GACQ. Other than the administrative service fee of $10,000 per month payable to ARC Group Limited, its financial advisor, no compensation of any kind, including finder’s and consulting fees, will be paid to its sponsor, existing officers, directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of its initial Business Combination, although GACQ may consider cash or other compensation to officers or advisors GACQ may hire to be paid either prior to or in connection with its initial business combination. In addition, GACQ’s officers, directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on its behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. GACQ’s audit committee will review on a quarterly basis all payments that GACQ made to its sponsor, officers, directors or special advisor, or their affiliates.
After the completion of the Business Combination, directors or members of GACQ’s management team who remain with GACQ may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to GACQ’s stockholders in connection with the proposed Business Combination. GACQ have not established any limit on the amount of such fees that may be paid by the combined company to its directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to GACQ’s officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on its board of directors.
Following the Business Combination, to the extent GACQ deem it necessary, it may seek to recruit additional managers to supplement the incumbent management team. GACQ cannot assure you that GACQ will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.
GACQ has not made any equity awards to any of its executive officers or directors during the period from December 28, 2020 (inception) through December 31, 2020 and the year ended December 31, 2021, other than certain transfers described under “Certain Relationships and Related Party Transactions — GACQ’s Relationships and Related Party Transactions.”
Committees of the GACQ Board
The GACQ Board has a standing audit committee and a compensation committee. GACQ does not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the Nasdaq Rules, a majority of the independent directors of GACQ may recommend a director nominee for selection by the board of directors.
Audit Committee
The audit committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, serves various principal functions, including but not limited to:
•
the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by GACQ;

•
pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by GACQ, and establishing pre-approval policies and procedures;

•
reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting firm have with GACQ in order to evaluate their continued independence;

•
setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•
setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•
obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to GACQ entering into such transaction; and

•
reviewing with management, the independent registered public accounting firm, and GACQ’s legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding its financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The members of the audit committee are Tom Clausen, Denis Tse and Art Drogue, each of whom is an independent director under Nasdaq listing standards. Mr. Clausen is the chairperson of the audit committee. The GACQ Board has determined that Mr. Clausen qualifies as an “audit committee financial expert,” as defined under the rules and regulations of Nasdaq and the SEC.
Compensation Committee
The compensation committee serves various principal functions, including but not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to GACQ’s Chief Executive Officer’s compensation, evaluating GACQ’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of GACQ’s Chief Executive Officer based on such evaluation;

•
reviewing and approving on an annual basis the compensation of all of GACQ’s other officers;

•
reviewing on an annual basis GACQ’s executive compensation policies and plans;

•
implementing and administering GACQ’s incentive compensation equity-based remuneration plans;

•
assisting management in complying with GACQ’s proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for GACQ’s officers and employees;

•
if required, producing a report on executive compensation to be included in GACQ’s annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The members of the audit committee are Art Drogue, Denis Tse and Tom Clausen, each of whom is an independent director under Nasdaq listing standards. Mr. Drogue is the chairperson of the compensation committee.
Notwithstanding the foregoing, as indicated above, other than reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of GACQ’s existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to complete the consummation of a business combination, although GACQ may consider cash or other compensation to officers or advisors GACQ may hire to be paid either prior to or in connection with GACQ’s initial business combination. Accordingly, it is likely that prior to the consummation of the Business Combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
Director Nominations
GACQ does not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the Nasdaq Rules, a majority of GACQ’s independent directors may recommend a director nominee for selection by the board of directors. GACQ’s board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee.
GACQ has not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, GACQ’s board of directors considers educational background, diversity of professional experience, knowledge of its business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of GACQ’s stockholders.
Compensation Committee Interlocks and Insider Participation
None of GACQ’s officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on GACQ’s board of directors.

Limitation on Liability and Indemnification of Officers and Directors
GACQ’s amended and restated certificate of incorporation provides that its officers and directors will be indemnified by GACQ to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, GACQ’s amended and restated certificate of incorporation provides that its directors will not be personally liable for monetary damages to it or its stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to GACQ or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.
GACQ has entered into agreements with its officers and directors to provide contractual indemnification in addition to the indemnification provided for in its amended and restated certificate of incorporation. GACQ’s bylaws also permits it to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. GACQ has purchased a policy of directors’ and officers’ liability insurance that insures its officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures itself against its obligations to indemnify its officers and directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GACQ
The following discussion and analysis of GACQ’s financial condition and results of operations should be read in conjunction with GACQ’s financial statements, including the accompanying notes, contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements. GACQ’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including those set forth under “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and elsewhere in this proxy statement. Unless specified otherwise, the numbers set forth below are in thousands.
Overview
We are a Delaware blank check company established for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business transaction with one or more businesses or entities. We intend to effectuate the Business Combination using cash from the proceeds of the IPO and the sale of the Private Units, our capital stock and debt, or a combination of cash, stock and debt.
On June 11, 2021, we consummated the IPO of 17,000,000 Public Units at $10.00 per Public Unit, generating gross proceeds of $170,000,000. Simultaneously with the consummation of the IPO, we consummated the sale of 431,510 Private Units in a private placement transaction with Global Consumer Acquisition LLC, generating gross proceeds of $4,315,100.
Business Combination Activities
On December 13, 2021, GACQ entered into a Stock Purchase Agreement (the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”). Pursuant to the terms of the Luminex SPA, a business combination between Global Consumer and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”). Further, on December 13, 2021, Global Consumer entered into a Stock Purchase Agreement (the “GP Global SPA”) by and among Global Consumer, TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”). Pursuant to the terms of the GP Global SPA, a business combination between Global Consumer and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”). The Business Combination is subject to the approval of the GACQ’s stockholders as well as other closing conditions. See “Proposal 1 — The Business Combination Proposal — The Luminex SPA.”
Results of Operations
We have neither engaged in any operations nor generated any revenues to date. Our only activities from inception through September 30, 2021 were organizational activities and those necessary to prepare for the initial public offering, described below. We do not expect to generate any operating revenues until after the completion of our Business Combination. We expect to generate non-operating income in the form of interest income on marketable securities held after the initial public offering. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the three months ended September 30, 2021, we had a net income of $5,140,218, which consists of operating costs of $130,145, and offset by interest income on marketable securities held in the Trust Account of $10,541 and change in fair value of warrant liability of $5,259,822.
For the period from nine months ended September 30, 2021, we had a net income of $4,687,307, which consists of operating costs of $250,451, offering costs allocate to warrants $450,846, and offset by interest income on marketable securities held in the Trust Account of $12,567 and change in fair value of warrant liability of $5,376,037.
Liquidity and Capital Resources
As of September 30, 2021, we had cash and marketable securities of $183,555,717 held in the Trust Account. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (which interest shall be net of taxes payable and excluding deferred underwriting commissions) to complete our initial Business Combination. To the extent that our ordinary shares or debt is used, in whole or in part, as consideration to complete our initial Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.
As of September 30, 2021, we had cash of $251,468 outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete our initial Business Combination.
We intend to use the funds held outside the trust account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.
In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a business combination, we may repay such loaned amounts out of the proceeds of the trust account released to us. In the event that a business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit, at the option of the lender. The units would be identical to the private placement units.
We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our business combination. Moreover, we may need to obtain additional financing either to complete our business combination or because we become obligated to redeem a significant number of our public subunits upon consummation of our business combination, in which case we may issue additional securities or incur debt in connection with such business combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our business combination. If we are unable to complete our business combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the trust account. In addition, following our business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.
Off-Balance Sheet Arrangements
We did not have any off-balance sheet arrangements as of September 30, 2021.
Contractual Obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than described below.
The underwriters are entitled to a deferred fee of $0.325 per unit, or $5,935,475 in the aggregate. The deferred fee will become payable to the underwriters solely in the event that the Company completes a business combination, subject to the terms of the underwriting agreement.

The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the period reported. Actual results could materially differ from those estimates. We have not identified any critical accounting policies.
Recent Accounting Standards
In August 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-06, “Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity” (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current U.S. GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts to qualify for the derivative scope exception, and it simplifies the diluted earnings per share calculation in certain areas. The Company adopted ASU 2020-06 on December 28, 2020. Adoption of the ASU did not impact the Company’s financial position, results of operations or cash flows.
Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our condensed financial statements.
Critical Accounting Policies
The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:
Warrant Liabilities
The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815-15. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period. In accordance with ASC 825-10 “Financial Instruments”, offering costs attributable to the issuance of the derivative warrant liabilities have been allocated based on their relative fair value of total proceeds and are recognized in the statement of operations as incurred.
The 9,131,500 warrants issued in connection with the Initial Public Offering (the “Public Warrants”) and the 226,806 Private Placement Warrants are recognized as derivative liabilities in accordance with ASC 815-40. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjust the instruments to fair value at each reporting period. The liabilities are subject to re-measurement at each balance sheet date until exercised. The fair value of the Public Warrants issued in connection with the Public Offering and Private Placement Warrants have been estimated using a Monte Carlo simulation model each measurement date. Derivative warrant liabilities are classified as non-current liabilities as their liquidation is not reasonably expected to require the use of current assets or require the creation of current liabilities.
Common Stocks Subject to Possible Redemption
We account for our common stocks subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” common stocks subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stocks (including common stocks that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stocks are classified as stockholders’ equity (deficit). Our common stocks feature certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, as of September 30, 2021, 18,263,000 shares of common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ equity (deficit) section of our condensed interim balance sheets.
Net Income Per Common Stock
We apply the two-class method in calculating earnings per share. The contractual formula utilized to calculate the redemption amount approximates fair value. The Class feature to redeem at fair value means that there is effectively only one class of stock. Changes in fair value are not considered a dividend of the purposes of the numerator in the earnings per share calculation. Net income per common share is computed by dividing the pro rata net loss between the redeemable shares and the non-redeemable shares by the weighted average number of common shares outstanding for each of the periods. The calculation of diluted income per common stock does not consider the effect of the warrants issued in connection with the IPO since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive. The warrants are exercisable for 9,358,306 shares of common stock in the aggregate.

MANAGEMENT OF THE COMBINED COMPANY
Management and Board of Directors
The following persons are expected to serve as executive officers and directors of the Combined Company following the Business Combinations.
Name	Age	Position(s)
Sean Peters	52	Chief Executive Officer
Rohan Ajila	54	Director
Gautham Pai	47	Director
Arti Drogue	76	Director
Tom Clausen	60	Director
Dennis Tse	46	Director
Executive Officers
Mr. Sean A. Peters will serve as the Chief Executive Officer of the Combined Company. Mr. Peters is currently the Chief Executive Officer of MVP Group, a subsidiary of GP Global. He has held that position since January of 2020. Prior to his appointment as Chief Executive Officer, he held the position of Chief Sales Officer, at MVP Group, a position he held from November 2019. From May 2019 to July 2020 he was the Chief Executive Officer and owner of In-Transit Inc. a transportation contractor. From April 2017 to April 2019 he was the Chief Operations Officer at MVP Group. Prior to that Mr. Peters worked for Blyth Inc. (NYSE: BTH), in its consumer products company division, Blyth HomeScents Int. There he served in progressive management positions, including Director of Manufacturing, General Manager of Mexico Operations, and Vice President of Operations. Mr. Peters earned his Bachelor of Science at West Point in 1991 and served as an officer in the U.S. Army Corps of Engineers.
Non-Employee Directors
Mr. Rohan Ajila has been our Chief Executive Officer and Chief Financial Officer since inception. He has also been our Co-Chairman of the Board of Directors since June 2021. Mr. Ajila is a business leader with over 20 years of experience in investment management, mergersand acquisitions, as an entrepreneur, operator and private equity (PE) investor for both privately held and public companies. Since January 2016, Mr. Ajila has been serving as the Managing Partner of FIDES Business Partner, a private equity firm based in Zurich aimed at acquiring a majority stake in European companies and proactively assisting them in areas such as strategy, cost management and operational implementation. From January 2007 to May 2018, Mr. Ajila served as the Managing Partner at Capvent AG, a private equity manager which he helped build to over US$ 1.2 Billion AUM and has offices in Switzerland, India, China and the US. The firm invested in 120+ PE funds across strategies and geographic regions and met with more than 1000 GPs. At Capvent, Mr. Ajila also served as the Managing Partner of a direct PE fund set-up to invest in consumer companies in Asia, particularly China and India, with Unilever Corporate Ventures as a strategic investor in the fund. Mr. Ajila is also the Founding Director of an Indo-German joint venture with the Heinz Group set up primarily to bring in the global capabilities to manufacture high-end cosmetic glass in India for global cosmetic companies/brands since December 2015. In 1993, Mr. Ajila received his MBA degree from the University of Houston, TX. In 1991, Mr. Ajila received his BBA degree from the University of Houston, TX. We believe Mr.Ajila is qualified to serve on our board due to his expertise in investment and merger transactions, as well as his extensive experience in deploying capital in a variety of sectors and geographic regions.
Mr. Gautham Pai has been the Co-Chairman of the Board of Directors since June 2021. A business leader with over 20 years of operational experience, he oversees multiple businesses that have global operations and leadership teams. In 1996, Mr. Pai completed his bachelor’s degree in Printing Technology from the Manipal Institute of Technology (MIT). Mr. Pai has been serving as the Managing Director and Executive Chairman of The Manipal Group since May 2006. Throughout his career, Mr. Pai has guided his portfolio companies through rapid growth and built a conglomerate comprising of business interests in consumer industrials, consumer products, Banking, Financial Services, and Insurance (BFSI) (that includes payment & identification solutions, financial and digital inclusion), with operations spanning across North America, Asia and Africa. He has led the inorganic growth of the group in the consumer industrials market by acquiring companies in adjacencies, strengthening the leadership team, scaling the revenue by 2x, which has enhanced the shareholder value by 2.3x.
Over the last 15 years, Mr. Pai has played a significant role in increasing Manipal Group’s revenue growth by more than 20x. He has brought in stringent financial governance, built a strong management team that has industry expertise, built a professional management board, and has provided strategic direction to the group. He also has a vast amount of knowledge in raising growth capital through cross-border deals, advocated business translocations, and signed strategic JVs with partners from the US, Italy, Thailand and South America. These strategic moves have helped in the rapid scale-up of the businesses to gain leadership positions in their respective sectors. He has also incubated ventures in the technology and financial technology sector and has been an active angel investor in the dynamic Indian start-up landscape with over twenty investments and has mentored early-stage entrepreneurs. We strongly believe Mr Pai is qualified to serve on our board owing to his operating experience in global business management and his abilityin raising capital for various business entities.
Mr. Art Drogue has been one of our independent directors since June 2021. Since January 2011, Mr. Drogue’s extensive experience in the Consumer industry from an operational, strategic and investment management perspective working closely with several private equity groups in the consumer sector in the US coupled with his deep management experience in senior leadership roles across SPAR, Best Foods, Unilever, Nabisco and General Mills, make him a valuable addition to our board of directors. Since 2011, Mr. Drogue has served as director of Ruiz foods, a leading U.S. Mexican Frozen Food Brand. Since 2011, Mr. Drogue has also been serving as founding partner for the Resource Team, a consumer packaged goods consulting practice. During his stint with Unilever, Mr. Drogue led the $18 billion Americas sales organization in theU.S., Canada, Latin America. Mr. Drogue is also board chairman and director at several early-stage consumer businesses. Mr. Drogue was awarded the William H. Albers award for his many years of leadership in the consumer industry. Mr. Drogue completed the food executive program from Cornell University in 1981 and received his bachelor’s degree in Economics from Stetson University in 1970. We believe Dr. Drogue is qualified to serve on our board based on his extensive expertise in the consumer industry and his leadership in analyzing and implementing business strategies in many geographical regions.
Mr. Tom Clausen has been one of our independent directors since June 2021. Mr. Clausen has over 30 years of global investment experience. Since February 2016, Mr. Clausen has been serving as the Managing Partner and Shareholder of FIDES Business Partner, a private equity firm based in Zurich where he helped execute the direct investment strategy with a focus on Swiss SME companies and consumer companies. Mr. Clausen helped build and cultivate the cross-border bridge between Switzerland and India/China, leveraging his network. Mr. Clausen co-founded Capvent AG and has been serving as the Managing Partner since July 2000, private equity manager which he helped build to over US$ 1.2 Billion AUM and has offices in Switzerland, India, China and the US; the firm invested in 120+ PE funds across strategies and geographic regions and met with more than 1000 GPs. Since January 2016, Mr. Clausen has also been serving as the Head of Business Development and shareholder of FlowGen Development & Management AG, a Swiss renewable energy company that offers turnkey decentralized power generation systems combining its proprietary small wind turbines with solar and storage. Mr. Clausen served as the Executive Director of Societe Generale in Zurich and London from 1998 to 2000 and served as the Member of Senior Management of Credit Swiss First Boston in San Francisco, USA from 1991 to 1998, focusing on rapidly growing technology companies. In 1996, Mr. Clausen received his Executive MBA degree from the University of San Francisco with Beta Gamma Sigma Honors. In 1988, Mr. Clausen received his bachelor’s degree in Law from the University of Zurich. We believe Mr. Clausen is qualified to serve on our board based on his practical experience in the areas of finance, investment, and cross-border transactions.
Mr. Denis Tse has been one of our independent directors since June 2021. Mr. Tse has more than 20 years of investing experience in private equity and venture capital, and his extensive experience in the areas of finance, strategy and investing, particularly in the technology sector, makes him a valuable addition to our board of directors. Mr. Tse has been serving as the CEO of ACE Equity Partners International Pte. Ltd. since March 2020, the international arm of ACE Equity Partners LLC, an Asian cross-border technology private equity firm with over US$1 billion of assets under management. Since May 2020, Mr. Tse has been serving as the co-founder and director of ACE Convergence Acquisition Corp. (NASDAQ:ACEV), Asia's first private equity-sponsored technology-focused SPAC listed in the US. Mr. Tse has more than 20 years of investing experience in private equity and venture capital, including six years (2009-2015) as the Head of Asia for Private Investments with Lockheed Martin Investment Management Company, where he was named "40 under 40" by Chief Investment Officer magazine. Mr. Tse was also the first Kauffman Fellow from an Asian venture capital firm. Mr. Tse serves on the China Leadership Board of the School of Global Policy & Strategy at University of California  —  San Diego, as well as on the Advisory Board of the School of Education & Social Policy at Northwestern University. Mr. Tse earned his MBA degree from INSEAD in 2003, and his BSc. with Honor from Northwestern University in 1998. We believe Mr. Tse is qualified to serve on our board based on his academic and practical experience in the areas of finance, strategy and investing, especially in the technology industry.
Family Relationships
There are no family relationships among any of the Combined Company’s directors or executive officers.
Board Composition
The Combined Company’s business and affairs will be organized under the direction of its board of directors. The Combined Company’s Board will be chaired by Mr. Ajila and Mr. Pai. The primary responsibilities of the Combined Company’s Board will be to provide oversight, strategic guidance, counseling and direction to the Combined Company’s management. The Combined Company’s Board will meet on a regular basis and additionally as required.
The Combined Company’s Board will consist of five members upon the consummation of the Business Combination. Each member of the Combined Company’s Board following the Business Combination will serve a one-year term expiring at the Combined Company’s next annual meeting of stockholders, subject to his or her office being vacated sooner pursuant to the Combined Company’s amended and restated bylaws to be in effect upon the Closing.
Director Independence
Prior to the consummation of the Business Combination, the Combined Company’s Board will undertake a review of the independence of each director. Based on information provided by each director concerning her or his background, employment and affiliations, it is expected that the Board will determine that none of the directors, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the directors is “independent” as that term is defined under the Nasdaq listing standards. In making these determinations, the Board will consider the current and prior relationships that each non-employee director has with the Combined Company and all other facts and circumstances the Board deems relevant in determining their independence, including the beneficial ownership of securities of the Combined Company by each non- employee director and the transactions described in the section titled “Certain Relationships and Related Person Transactions.”
Committees of the Combined Company’s Board
The Combined Company’s Board will have the authority to appoint committees to perform certain management and administration functions. GACQ’s current Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Combined Company’s Board. Following the Closing, the charters for each of these committees will be available on the Combined Company’s website at [•]. Information contained on or accessible through the Combined Company’s website is not a part of this proxy statement, and the inclusion of such website address in this proxy statementis an inactive textual reference only.

Audit Committee
We have established an audit committee of the board of directors that will continue after the consummation of the Business Combination. Tom Clausen, Denis Tse and Art Drogue serve as members of our audit committee, with Mr. Clausen serving as the Chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.
Each member of the audit committee is financially literate and our board of directors has determined that Mr. Clausen qualifies as an “audit committee financial expert” as defined in applicable SEC rules.
We have adopted an audit committee charter, which details the principal functions of the audit committee, including:
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the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and

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pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm or any other registered and procedures;

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reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting

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setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

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setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

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obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by one or more independent audits carried out by the firm and any steps taken to deal with such issues;

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reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC

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reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee
We have established a compensation committee of the board of directors that will continue after the consummation of the Business Combination. Art Drogue, Denis Tse and Tom Clausen serve as members of our compensation committee, with Mr. Drogue serving as the chairman of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards applicable to members of the compensation committee.
We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

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reviewing and approving on an annual basis the compensation of all of our other officers;

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reviewing on an annual basis our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

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if required, producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Nominating and Corporate Governance Committee
We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the Nasdaq Rules, a majority of the  independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.
The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.
Code of Business Conduct and Ethics
The Combined Company will adopt a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including those officers responsible for financial reporting. Following the Closing, the Code of Business Conduct and Ethics will be available on the Combined Company’s website: [•]. Information contained on or accessible through such website is not a part of this proxy statement, and the inclusion of the website address in this proxy statement is an inactive textual reference only. The Combined Company’s intends to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.
Compensation Committee Interlocks and Insider Participation
None

Non-Employee Director Compensation
The Combined Company’s plans to adopt a non-employee director compensation policy that will be effective upon the closing of the Business Combination, which will be designed to align compensation with its business objectives and the creation of stockholder value, while enabling the Combined Company to attract, retain, incentivize and reward directors who contribute to the long-term success of the Combined Company.
Limitation on Liability and Indemnification of Directors and Officers
The Proposed Charter, which will be effective upon consummation of the Business Combination, will limit a directors’ liability to the fullest extent permitted under the DGCL. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:
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for any transaction from which the director derives an improper personal benefit;

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for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

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for any unlawful payment of dividends or redemption of shares; or

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for any breach of a director’s duty of loyalty to the corporation or its stockholders.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Delaware law and the amended and restated bylaws provide that the Combined Company will, in certain situations, indemnify its directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment, or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.
In addition, the Combined Company will enter into separate indemnification agreements with its directors and officers. These agreements, among other things, require the Combined Company’s to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of its directors or officers or any other company or enterprise to which the person provides services at its request.
The Combined Company’s plans to maintain a directors’ and officers’ insurance policy pursuant to which its directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe these provisions in the Proposed Charter and amended and restated bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

INFORMATION ABOUT LUMINEX
Unless otherwise indicated or the context otherwise requires, references in this section to “the Company,” “we,” “us,” “our” and other similar terms refer to Luminex and its consolidated subsidiaries prior to the Business Combination.
Overview
Luminex Home Décor & Fragrance Holding Corporation is a leading designer, manufacturer, and distributor of quality branded and private-label scented wax candles and other home décor and fragrance products in the United States and internationally. Luminex provides consumers across all demographics and geographies with products and experiences that inspire, enhance, and improve their creativity and personal well-being.
Luminex’s portfolio of strong well-known owned brands includes Candle-lite Everyday, CLCo, Essential Elements, and PartyLite. Luminex also designs, manufactures, and distributes private-label scented wax candles for several leading retailers in the United States. The Company distributes its products through an established multi-channel strategy, including the Food, Drug & Mass (“FDM”) retail channels and a global direct-to-consumer platform. The Company sells its products in more than 12 countries around the world and has operations on the ground in most of these countries.
Luminex’s values have remained consistent since its formation — always using the best quality ingredients and striving to continuously improve its products to always meet its high standards. No parabens, sulfates, phthalates, or animal testing, have been used in Luminex products.
Luminex was formed in 2015 through the merger of two iconic home décor and fragrance companies, Candle-lite and PartyLite Gifts. Luminex continues to operate through both segments, leveraging cross-channel manufacturing, marketing, and distribution synergies.
For the year ended February 28, 2021 and the six months ended August 31, 2021, Luminex’s consolidated revenue was $334.7 million and $134.3 million, respectively, consolidated net income was $4.1 million and $(5.0) million, respectively, and consolidated Adjusted EBITDA was $19.4 million and $2.6 million, respectively. Adjusted EBITDA is not a recognized measure under GAAP. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to consolidated net income (loss), see “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Luminex — Non-GAAP Financial Measures” contained elsewhere in this proxy statement.
The Luminex Business
Luminex Business Segments
Luminex offers its products through two entities: Candle-lite and PartyLite. Between both segments, Luminex operates a multi-channel strategy that leverages cross-platform synergies to drive industry-leading product innovation across the value spectrum.
Candle-lite
Candle-lite is one of America’s oldest continually operating candle manufacturers. Candle-lite has long been recognized as the leader in the decorative candle manufacturing industry. We proudly celebrate over 180 years of continuous candle making.
Candle-lite is a leading designer, manufacturer and wholesaler of scented wax candles and other home fragrance solutions, with particular expertise in the FDM retail channels. The Candle-lite segment offers its products across the following owned brands:
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Candle-lite Everyday:   Value-oriented brand with retail prices typically ranging from $3.99 to $6.99 targeting value seeking fragrance enthusiasts.

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Essential Elements:   Signature fragrance blends featuring pure essential oils in a natural soy wax reveal layers of fresh botanicals and aromatherapy, with retail prices typically ranging from $5.00 to $10.00.

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CLCo:   The Company’s premium scented candle offering targeting sophisticated scent seekers, with retail prices typically around $12.99.

Candle-lite also manufactures and distributes private-label candles for several leading retailers, generating approximately $124.1 million, or 73% of total segment sales, for the year ended February 28, 2021 and approximately $57.8 million, or 73% of total segment sales, for the six months ended August 31, 2021.
Candle-lite has strong, long-term relationships with retailers across the FDM, discount and hardware retail channels. The Company sells its products through more than 20,000 retail points of sale across more than 130 retail partners. Candle-lite generates approximately 96% of its sales through core-filled and direct-poured glass candles with a range of over 15 vessel sizes and over 140 fragrances developed in consultation with leading international fragrance houses. For the year and six months ended February 28, 2021 and August 31, 2021, respectively, two customers accounted for approximately 79% and 76%, respectively, of Candle-lite’s total segment sales.
In June 2021, Candle-lite introduced its branded direct-to-consumer platform, Candle-lite.com, to complement its wholesale sales strategy. Luminex intends to leverage the significant brand awareness and consumer loyalty of its branded candle offerings to drive direct consumer engagement and conversion on its branded e-commerce platform.
For the fiscal year ended February 28, 2021 and the six months ended August 31, 2021, the Candle-lite segment generated revenue of $170.9 million and $78.7 million, respectively, net income of $15.8 million and $0.7 million, respectively, and Adjusted EBITDA of $16.5 million and $5.0 million, respectively.
PartyLite
PartyLite is a leading direct-sales provider of scented wax candles and home fragrance and décor products to consumers in the United States and internationally. PartyLite offers its products to consumers via two platforms, the Party Plan model (traditional direct selling through hosted parties) and the Affiliate (as defined herein) model (on-line social selling). Both models utilize a network of independent sales contractors, which total approximately 31,000 globally, and both platforms are supported by a robust direct-to-consumer e-commerce initiative and website (PartyLite.com).
Under the Party Plan model, independent contractors (“Party Plan Consultants” or “Consultants”) generate sales by conducting in-home “parties” or other face-to-face discussions and demonstrations. As a result of the Company’s digital transformation discussed below, Consultants can also host online “parties” and conduct other e-commerce activities through Company-provided personal websites. Consultants also recruit and train other individuals and by doing so, grow their sales networks. Those “downline” Consultants can also recruit their own prospects, and so forth, thereby creating a lineage of up to seven downline levels. Consultants receive a commission on their own sales as well as a percentage of sales of products from their downline network. Consultants may also receive bonuses and can become eligible to attend company sales events. The Party Plan model operates in Germany, Austria, Switzerland, France, Poland, the Czech Republic and Slovakia, and consists of nearly 16,000 Consultants.
In 2020, PartyLite established a new social selling Affiliate model in several markets. Under this model, independent consultants (“Affiliates”) serve as brand ambassadors and influencers by leveraging various social media platforms, including Facebook and Instagram. Each Affiliate is provided a Unique Affiliate Link (“UAL”), which can be shared with consumers via the Affiliate’s social media platforms to purchase PartyLite products. The Affiliate receives a commission when a product is purchased through the Affiliate’s UAL. Similar to the Party Plan model, Affiliates can earn a commission from other Affiliates they have recruited. The lineage, however, is limited to one or two downline Affiliates depending on the market. The Affiliate business model operates in the United States, Canada, Australia and the United Kingdom with just over 16,000 Affiliates.
PartyLite has cultivated an online community powered by people sharing their passion for home fragrance through the world’s brightest and best candles, made with the finest and cleanest ingredients.

PartyLite offers its products in a variety of formats, including:
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Filled-glass Candles — Direct-pour candles represent approximately 40% of PartyLite sales for the year ended February 28, 2021. PartyLite candles are positioned in the affordable luxury segment and sell for an average price of approximately $18 per candle for the year ended February 28, 2021.

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Tea Lights — Smaller-format decorative candles represent approximately 19% of PartyLite total sales for the year ended February 28, 2021.

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Votives — Smaller-format, conic decorative candles represent approximately 6% of PartyLite total sales for the year ended February 28, 2021.

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Melts — Wax melts, which are both decorative and fragrant, represent approximately 5% of PartyLite total sales for the year ended February 28, 2021.

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Home Décor — Home décor accessories represent approximately 19% of PartyLite total sales for the year ended February 28, 2021.

For the fiscal year ended February 28, 2021 and the six months ended August 31, 2021, the PartyLite segment generated revenue of $163.7 million and $55.5 million, respectively, net income of $(5.9) million and $(3.3) million, respectively, and Adjusted EBITDA of $6.1 million and $(1.0) million, respectively.
PartyLite Digital Transformation
To meet the needs of a new, digitally-native generation of consumers and to keep the business relevant and profitable, beginning in 2017, the Company embarked on a multi-year digital transformation of the PartyLite business model. The Company has invested over $15 million to modernize its e-commerce platform and social-selling strategies. These efforts support both the Company’s legacy Party Plan and Affiliate business models by driving consumer engagement, traffic, and conversion across multiple channels.
The digital transformation strategy has involved investments in several critical areas, including:
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Party Plan Consultant Portal.   This portal includes tools for custom reporting, compensation information and other tools for supporting Party Plan Consultants.

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Affiliate Commission Portal.   This back-office application allows Affiliates to track customer purchasers, commission earnings, and provides order detail.

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eShops.   This e-commerce platform provides a corporate-branded eShop website, along with personal eShop websites with unique customizable URLs for both PartyLite Consultants and Affiliates. The websites are localized for each country where PartyLite markets its products. The platform also allows for mobile shopping and several payment methods.

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Social Media.   PartyLite has established programs for search engine optimization and search engine marketing, and also engaged in paid search and social advertising. PartyLite further consolidated its email marketing into a single platform.

Notwithstanding the foregoing, digital transformation by its very nature is an ongoing activity. To that end, PartyLite works with its Consultants and Affiliates in the field to help them fully utilize the platforms which support them. PartyLite regularly hosts online events that provide timely and targeted materials specific to product strategies, social selling best practices, and other relevant training focused on sales-driving activities.
In all countries in which PartyLite markets its products, both the Party Plan Consultant and Affiliate models have been strategically realigned to take advantage of this digital-forward platform. By leveraging its proprietary technology tools, PartyLite has expanded its footprint to become a social selling brand that enables its Consultants and Affiliates to connect with their customers and sell products through simple online technology and social media sharing.
PartyLite generated approximately 35% of total sales for the year ended February 28, 2021 through proprietary e-commerce platforms.

Raw Materials
Luminex uses a mix of domestic and import suppliers to maintain a strong supply chain and procure value pricing. Primary raw materials are wax, vessels and lids, and fragrance oils, which combined for approximately 81% of raw material spend for the first 10 months of fiscal year 2022.
Wax represented approximately 40% of Luminex’s raw material spend for the first 10 months of fiscal year 2022 and was a combination of paraffin and triglyceride wax, such as palm and soy, with all suppliers being domestic US suppliers. The primary suppliers of paraffin are ExxonMobil Corporation and Industrial Raw Materials, LLC, with projected annual spend of paraffin wax at 58% and 22%, respectively, and the primary supplier of triglyceride waxes is South Chicago Packing, LLC, with projected annual spend of triglyceride waxes at 74%.
Most vessels used for filled jar candles are glass and are purchased both domestically and internationally, and, combined with lids, represents approximately 25% of raw material spend for the first 10 months of fiscal year 2022. Primary glass suppliers are Stoelzle Glass USA, Inc., AEGG Limited (UK), Trend Glass Sp. Z o.o. (Poland) and Vicrila Glass Manufacturing Company, S.A. de C.V. (Mexico), with projected annual spend of glass at 48%, 13%, 8% and 14%, respectively. Glass, metal and wood lids are predominately sourced from Asia, with Dewan and Sons Exports Pvt. Ltd. being the largest supplier, with projected annual spend of lids at 74%.
Fragrance oils represent approximately 15% of Luminex’s raw material spend for the first 10 months of fiscal year 2022 and are sourced domestically. Primary suppliers are Arylessence Inc., Givaudan International SA, Symrise AG and International Flavors & Fragrances Inc., with projected annual spend of fragrances at 37%, 6%, 21% and 15%, respectively.
All other raw materials consist of wick materials and a variety of packaging, with most sources being domestic.
Market Opportunity
Luminex believes that there is a significant opportunity within and beyond the $8.2 billion U.S. home fragrance market to pursue untapped channel and segment penetration and build out a broader home fragrance platform. This opportunity could be realized through channel diversification, such as Specialty Stores and Department Stores, as well as non-FDM retail opportunities. Luminex believes that there are also opportunities to expand into contiguous fragrance categories where Luminex is under-represented, such as wax melts, diffusers, and aircare products in the cleaning aisle.
Growth Strategy
Luminex’s digital transformation is underway, complementing its legacy direct selling and wholesale channels with a robust direct-to-consumer e-commerce platform supported by corporate digital marketing to create an omni-channel presence. Luminex’s current penetration of the on-line sales channel is low, which Luminex believes represents a significant growth opportunity.
Other growth strategies include (i) product innovation — expanding seasonal opportunities and extending holiday product offerings, as well as leveraging existing capabilities to target the Luxury segment of the market, (ii) growing distribution at new and existing accounts, (iii) increasing sales/distribution of Luminex’s higher-margin branded products to strategically enhance its margin opportunity, and (iv) completing accretive acquisitions to leverage the Luminex platform, consolidate the fragmented wax candle market, and add complementary home décor offerings.
Competition
Luminex operates in the consumer goods space across a variety of different channels of distribution and faces competition from broad direct-to-consumer platforms such as Amazon, as well as brands and retailers that are more targeted to particular markets and consumers. In the wholesale candle segment in the United States, Luminex competes with other leading candle brands such as Yankee Candle, Star Candle,

Empire Candle, and Village Candle. In the direct-sales channel, Luminex competes with other direct-sales fragrance companies such as Scentsy.
Luminex competes to attract, engage, and retain consumers based on a number of factors, including the consumer experience, fragrance quality and variety, price, accessibility, brand awareness and reputation. Luminex expects to compete on the basis of:
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Global distribution capabilities;

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Manufacturing expertise;

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Omni-channel sales strategy;

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Entrenched retail relationships;

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Breadth of product offering;

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Complementary portfolio of owned and private-label brands;

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Continuous product innovation; and

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Made in America products.

Seasonality
Luminex has generally experienced seasonality in its revenue as greater demand over the holiday season typically results in higher revenue and profitability September through November. The strength of the Company’s annual seasonal sales platform generates a predictable, recurring revenue stream.
Government Regulation
Luminex’s operations are subject to certain federal, state, local, and foreign regulatory requirements relating to product compliance, environmental, waste management, and health and safety matters. Luminex believes that it operates in substantial compliance with all applicable requirements. However, material costs and liabilities may arise from these requirements or from new, modified or more stringent requirements. Material cost may rise due to additional manufacturing cost of raw or made parts with the application of new regulations. Luminex’s liabilities may also increase due to additional regulations imposed by federal, state, local, and foreign regulatory requirements relating to product compliance, environmental, waste management, and health and safety matters. In addition, Luminex’s past, current and future operations and those of businesses it acquires, may give rise to claims of exposure by employees or the public or to other claims or liabilities relating to product compliance, environmental, waste management or health and safety concerns.
As a manufacturer and distributor of consumer products, Luminex is subject to the Consumer Products Safety Act and the Federal Hazardous Substances Act, which empower the CPSC to seek to exclude products that are found to be unsafe or hazardous from the market. Under certain circumstances, the CPSC could require Luminex to recall, replace or refund the purchase price of one or more of its products, or Luminex may voluntarily do so.
Electrical products are subject to applicable voluntary and mandatory safety standards, including those set by the American Society for Testing and Materials (“ASTM”) and Underwriters’ Laboratories (“UL”) in the US, along with the Classification, Labeling and Packaging (“CLP”) and Conformitè Europëenne (“CE”) standards in Europe. The Company uses several third party organizations for testing and certification to ensure compliance with these various standards.
Human Capital Resources
As of January 1, 2022, Luminex had approximately 829 employees on its payroll and approximately 144 workers hired through staffing agencies throughout the U.S. and internationally.
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Employees & Demographics.   None of the Luminex’s employees are represented by a labor union. With respect to global demographics, approximately 50% of the Company’s payroll employees are female and 50% are male.

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Talent & Turnover.   With a focus on talent acquisition, the leadership team seeks out the most qualified candidates for open roles and endeavors to keep them at Luminex. Luminex has a robust program for seeking out those candidates, which ranges from sourcing through talent applications, reviewing direct applicants and using internal referrals to fill roles. Additionally, Luminex strives to promote internally when possible. Luminex’s program resulted in a low turnover rate of 26% in calendar year 2020. The turnover rate was slightly higher in calendar year 2021 at 30%. However, this was primarily due to relying less on agency/temp workers and hiring more fulltime employees at the Leesburg facility.

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Compensation Practice & Pay Equality.   As Luminex evolves and expands operations, Human Resources, in partnership with the leadership team, will continue to evaluate the existing workforce to ensure that best practices are maintained across the entire team without risk of inequality. Pay structures for hourly employees are reviewed annually and for all other employees, compensation is benchmarked according to the position when a vacancy becomes available. This ensures best practices in a competitive market and, as part of that review, compensation will be realigned where appropriate for existing employees and new hires.

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Health, Safety & Welfare.   Luminex acted quickly to respond to safety protocols as a result of the COVID-19 pandemic to protect the health and safety of its team members. To support team members, Luminex provided temporary pay increases to certain employees, offered remote work where possible, purchased additional sanitation supplies and increased personal protective materials provided to staff.

Properties
The corporate headquarters for Luminex and its Candle-lite subsidiary is located in Blue Ash, Ohio, where Candle-lite leases and occupies approximately 20,000 square feet of office space.
Luminex manufactures approximately 95% of its products for Candle-lite and PartyLite in its owned manufacturing and distribution facility in Leesburg, Ohio, a 880,000 square foot facility with eight filled-glass production lines.
Candle-lite also leases approximately 2,200 square feet of office space for sales activity in Bentonville, Arkansas.
PartyLite’s North American headquarters is located in Norwell, Massachusetts, which consists of approximately 26,000 square feet of office space. PartyLite also maintains several leased facilities for its operations as well as for sales, marketing, and distribution of product around the globe. These include a distribution center of approximately 235,000 square feet in Tilburg, Netherlands, a distribution center and office space of approximately 43,000 square feet in Ardell Park, Australia, office space of over 15,000 square feet in Heidelberg, Germany, and approximately 13,000 square feet of regional operational and sales offices in Europe. PartyLite also leverages a third-party logistics center near St. Louis, Missouri for the distribution of products in the US.
Luminex believes its properties are suitable for the purposes for which they are being used and fit its current needs.
Legal Proceedings
From time to time, Luminex may become involved in legal proceedings arising in the ordinary course of its business. Luminex is not currently a party to any legal proceedings the outcome of which, if determined adversely to Luminex, would individually or in the aggregate have a material adverse effect on its business, financial condition, or results of operations.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF LUMINEX
Overview
Luminex Home Décor & Fragrance Holding Corporation (“Luminex”) is a leading designer, manufacturer, and distributor of quality branded and private-label scented wax candles and other home décor and fragrance products in the United States and internationally. Luminex provides consumers across all demographics and geographies with products and experiences that inspire, enhance, and improve their creativity and personal well-being.
Luminex’s portfolio of strong well-known owned brands includes Candle-lite Everyday, CLCo, Essential Elements, and PartyLite®. Luminex also designs, manufactures, and distributes private-label scented wax candles for several leading big-box retailers in the United States. Luminex distributes its products through an established multi-channel strategy, including the Food, Drug & Mass (“FDM”) retail channels, direct selling, and a global direct-to-consumer platform. Luminex sells its products in more than 12 countries around the world and has operations on the ground in most of these countries.
Luminex’s values have remained consistent since its formation — always using the best quality ingredients and striving to continuously improve its products to always meet its high standards. No parabens, sulfates, phthalates, or animal testing, have been used in Luminex products.
Luminex was formed in 2015 through the merger of two iconic home décor and fragrance companies, Candle-lite Company LLC (“Candle-lite”) and PartyLite Gifts Inc. (“PartyLite”). Luminex continues to operate through both segments, leveraging cross-channel manufacturing, marketing, and distribution synergies.
Impact of the COVID-19 pandemic
Beginning late in the fourth quarter of 2019 through 2020 and into 2022 COVID-19 emerged and subsequently spread globally, ultimately being declared a pandemic by the World Health Organization. The pandemic resulted in mandates restricting travel and public gatherings, closure of non-essential commerce, stay at home orders and quarantining of people to limit exposure to COVID-19.
In response to the COVID-19 pandemic, Luminex focused on protecting the health and well-being of its employees, maintaining financial viability and business continuity, and keeping manufacturing facilities and distribution centers operating, where permitted and deemed prudent, to continue providing products to its consumers. Luminex implemented internal protocols including the establishment of a COVID-19 task force to monitor the situation, as well as communications and guidance issued by foreign, federal, state, and local governments. Luminex instituted mandatory work-from-home policies for employees that were able to work remotely in various locations around the world and implemented a number of precautionary measures at its manufacturing plant and distribution centers to reduce person-to-person contact and improve the personal safety for its employees.
Luminex continues to monitor developments, including government requirements and recommendations, both domestically and internationally, to evaluate possible changes to all or part of its COVID-19 precautionary initiatives. Luminex has and will continue to seek opportunities to mitigate the impact of the COVID-19 pandemic, including, renegotiating payment terms for goods, services, and rent, managing inventory levels, and reducing discretionary spending such as business travel. Given the uncertainties regarding the spread of COVID-19, the timing of the economic recovery and the resurgence of COVID-19 and its variants, the related financial impact cannot be reasonably predicted or estimated at this time, both in terms of severity and duration on future sales, operating results, and cash flows.
PartyLite Restructuring Plan (Project Alpha)
At the start of fiscal year 2021, PartyLite undertook a restructuring exercise (“Project Alpha”) in order to reset the business’s cost base. The activities included business model changes in North America, the U.K., and Australia, the exit from the Nordic Markets and Italy, headcount reductions in all markets as well as the headquarter support staffs. In addition, the U.K. office was closed.

In North America, U.K. and Australia, the markets were shifted to a digitally focused social selling model through Affiliates (as described in the “About Luminex” section of this proxy statement) rather than reliance on in home parties through independent Consultants. As part of this change, the compensation plan was modified in those markets, reducing the compensation expense as a percent of compensatable sales from six months ended August 31, 2020 to six months ended August 31, 2021 by 10.7 points to 29.1%.
As a result of Project Alpha, non-operations headcount reductions of 67 were achieved by February 28, 2021, with an additional headcount reduction of 58 during the six months ended August 31, 2021, for a total headcount reduction of 125 or 49% of non-operational headcount of PartyLite from the beginning of fiscal year 2021.
Components of Results of Operations
Net Sales
Luminex generates revenue from the manufacturing, distribution and sale of quality branded and private-label scented wax candles and other home décor and fragrance products in the United States and internationally. Cost of sales impacting the gross profits primarily consist of manufacturing, raw and packaging materials, warehousing, distribution, and fulfillment expenses.
Operating Expenses
Operating expenses for Luminex consist of direct marketing expenses, selling and marketing expenses, general and administration expenses, management fees, restructuring expenses, and intangible impairment and goodwill impairment. Of these expenses, selling and administrative expenses primarily consist of rent, personnel costs, and contractor fees for accounting/finance, legal, human resources, information technology and other administrative functions, and insurance.
Other Income (Expense)
Other income (expense) consists primarily of other miscellaneous non-operating items, such as interest expenses, bank charges and foreign exchange gains or losses as well as non-recurring transaction fees. Interest expense consists of interest on Luminex’s debt and the amortization of debt discounts and deferred financing costs.
Income Tax Expense
Income tax expense consists of an estimate for U.S. federal, state, and foreign income taxes based on enacted rates, as adjusted for allowable credits, deductions, uncertain tax positions, changes in deferred tax assets and liabilities, and changes in the tax law.
Results of Operations
Comparison of six-month periods ended August 31, 2021 and 2020
The following table summarizes our operating results for the six-month periods ended August 31, 2021 and 2020:

Consolidated Operating Results YTD August 2021 vs. 2020
	Period Ended August 31,
(in thousands)	2021	2020	$ Change	%Change
Net sales	$134,287	$136,108	$(1,821)	-1.3%
Gross profit	40,995	49,700	(8,704)	-17.5%
Gross margin	30.5%	36.5%
Operating expenses	42,506	48,336	(5,830)	-12.1%
Income (loss) from operations before other income (expense)	(1,511)	1,364	(2,875)	-210.8%
Operating margin	-1.1%	1.0%
Other income (expense)
Interest expense	(2,905)	(2,829)	(76)	2.7%
Foreign exchange gain (loss)	(629)	813	(1,442)	-177.4%
Other income (expense)	58	(137)	195	-142.3%
Income (loss) before income taxes	(4,987)	(789)	(4,198)	532.2%
Income tax provision	(32)	66	(98)	-147.9%
Effective tax rate	0.6%	-8.4%
Net income (loss)	(4,955)	(855)	(4,100)	479.5%
Net Sales
Net sales were $134.3 million during the six months ended August 31, 2021, a decrease of $1.8 million or (1.3)% from the six months ended August 31, 2020, due to an approximate $8.7 million decline in PartyLite sales driven by market exits from those markets in which management determined it had historically operated at a loss and the transition in some markets to a digital social selling affiliate model away from the traditional party-based consultant selling model, this decline and transition were partially offset by an approximate $6.9 million increase in Candle-lite sales due to increased consumer demand during the six months ended August 31, 2021.
During the six months ended August 31, 2021, net sales for Candle-lite and PartyLite were $78.7 million and $55.5 million respectively, reflecting an increase of $6.9 million and a decrease of $8.7 million or 9.6% and (13.5)% from the six months ended August 31, 2020 for each of Luminex’s segments.
Gross Profits
Gross profits were $41.0 million during the six months ended August 31, 2021, a decrease of $8.7 million or (17.5)% from the six months ended August 31, 2020, primarily due to Candle-lite’s lower cost of goods sold during the six months ended August 31, 2020 due to a $5.6 million one-time benefit of the Paycheck Protection Program (“PPP”) grant income and an estimated $7.8 million sales mix shift toward Candle-lite, which has a lower profit margin than PartyLite.
Operating Expenses
During the six months ended August 31, 2021, total operating expenses were $42.5 million, a decrease of $5.8 million or (12.1)% from the six months ended August 31, 2020 as discussed in more detail below.

Notable items impacting operating expenses for the six months ended August 31, 2021 and August 31, 2020 are as follows:
	Period Ended August 31,
(in thousands)	2021	2020	$ Change	% Change
Direct marketing expense	$17,501	$21,945	$(4,444)	-20.3%
Selling and marketing	6,646	8,670	(2,024)	-23.3%
General and administration	17,876	15,348	2,528	16.5%
Management fees	243	487	(244)	-50.1%
Restructuring expense	240	1,886	(1,646)	-87.3%
Direct marketing expense (“DME”):   During the six months ended August 31, 2021, DME were $17.5 million, a decrease of $4.4 million or (20.3)% from the six months ended August 31, 2020, as a result of $1.6 million reduced PartyLite commissions due to the roll-out of the social-selling Affiliate and direct-to-consumer models in select markets in the PartyLite segment and an estimated $3.0 million decrease as a result of overall PartyLite sales decline.
Selling and marketing:   During the six months ended August 31, 2021, selling and marketing expenses were $6.6 million, a decrease of $2.0 million or (23.3)% from the six months ended August 31, 2020, as a result of the Project Alpha restructuring initiatives carried out in the PartyLite segment, as described below.
General and administrative (“G&A”):   During the six months ended August 31, 2021, G&A expenses were $17.9 million, an increase of $2.5 million or 16.5% from the six months ended August 31, 2020, as a result of the PPP grant income of $2.9 million generated during the six months ended August 31, 2020
Management fee:   During the six months ended August 31, 2021, Luminex incurred aggregate management fees of $243 thousand, a decrease of $244 thousand or (50.0)% from the management fees incurred during the six months ended August 31, 2020 due to the elimination of management fees payable to the Carlyle Group (“Carlyle”) and an outside board member affiliated with Carlyle which no longer held an interest in Luminex. Therefore, no management fees were required or payable to this entity or board member.
Restructuring:   Restructuring expenses were $240 thousand during the six months ended August 31, 2021, a decrease of $1.6 million or (87.3)% from the six months ended August 31, 2020. Restructuring expenses during the six months ended August 31, 2020 were $1.9 million resulting from the Project Alpha initiative to right size PartyLite by improving operating and marketing cost efficiency. The significant charges related to Project Alpha did not recur during the six months ended August 31, 2021, but were partially offset by approximately $0.2 million in additional severance and lease termination costs related to the Alpha Project during the six months ended August 31, 2021.
Income (Loss) from Operations before Other Income (Expense)
During the six months ended August 31, 2021, Luminex experienced an operating loss of $1.5 million, an increased loss of $2.9 million or (210.8)% from the six months ended August 31, 2020. This decrease in operating income is primarily attributed to the $8.5 million one-time benefit of the PPP grant income in fiscal year 2021. Excluding the PPP grant income, Luminex’s financial performance improved due to an estimated $6.8 million decrease in operating expenses.
During the six months ended August 31, 2021, Candle-lite and PartyLite experienced an operating loss of $2.9 million and $2.1 million, respectively, reflecting an increased loss of $6.5 million and $2.7 million or (68.7)% and (56.1)% from the six months ended August 31, 2020 for each of Luminex’s segments.
Interest Income (Expense)
Interest expenses during the six months ended August 31, 2021 were $2.9 million, a decrease of $76 thousand or (0.5)% from the six months ended August 31, 2020. Interest expenses remained substantially consistent between the two periods.

Other Income (Expense), Net
Other income, net during the six months ended August 31, 2021 was $58 thousand, an increase of $195 thousand or 141.8% from the six months ended August 31, 2020 due to $55 thousand grant income from State of Ohio during the six months ended August 31, 2021 that was not recognized in the six months ended August 31, 2020 as well as a net improvement in foreign exchange hedge income of $139 thousand during the six months ended August 31, 2021.
Foreign Exchange Gain (Loss)
Foreign exchange losses during the six months ended August 31, 2021 were $629 thousand, reflecting increased losses of $1.4 million or (177.3)% due to unfavorable changes in foreign exchange currency rates, particularly the Euro as related to the U.S. dollar.
Income Tax Expense
The tax benefit for the six months ended August 31, 2021 was $32 thousand, an increase of $98 thousand or 147.9% from the six months ended August 31, 2020. Luminex’s effective tax rate was 0.6% for the six months ended August 31, 2021 compared to (8.4)% for the six months ended August 31, 2020. For both periods, the effective tax rate was less than the anticipated U.S. statutory tax rate of 21% because no tax benefit is recognized for the U.S. activity due to the valuation allowance maintained on net U.S. deferred tax assets. The effective tax rate for both periods is also less because the activity in Switzerland is taxed at less than 21%. The PPP grant income recognized in the six months ended August 31, 2020 is not taxable for U.S. income tax purposes and did not impact total tax expense because of the U.S. valuation allowance.
Comparison of fiscal years ended February 28, 2021 and 2020
Consolidated Operating Results 2021 vs. 2020
	Years Ended February 28,
(In thousands)	2021	2020	$ Change	% Change
Net Sales	$334,679	$324,213	$10,465	3.2%
Gross profit	126,963	124,986	1,977	1.6%
Gross margin	37.9%	38.6%
Operating expenses	117,470	176,951	(59,481)	-33.6%
Income (loss) from operations before other income (expense)	9,493	(51,965)	61,458	-118.3%
Operating margin	2.8%	-16.0%
Other income (expense)
Interest expense	(5,880)	(6,734)	853	-12.7%
Foreign exchange gain (loss)	1,126	(890)	2,016	-226.5%
Other income (expense)	(243)	161	(404)	-250.9%
Income (loss) before income taxes	4,496	(59,428)	63,923	-107.6%
Income tax provision	433	95	338	355.4%
Effective tax rate	9.6%	-0.2%
Net income (loss)	4,063	(59,523)	63,586	-106.8%

Consolidated Operating Results 2021 vs. 2020
	Years Ended February 28,
(In thousands)	2021	2020	$ Change	% Change
Net Sales	$334,679	$324,213	$10,465	3.2%
Gross profit	126,963	124,987	1,976	1.6%
Gross margin	37.9%	38.6%
Operating expenses	117,470	176,951	(59,481)	-33.6%
Income (loss) from operations before other income (expense)	9,493	(51,965)	61,458	-118.3%
Operating margin	2.8%	-16.0%
Other income (expense)
Interest expense	(5,880)	(6,734)	853	-12.7%
Foreign exchange gain (loss)	1,126	(890)	2,016	-226.5%
Other income (expense)	(243)	161	(404)	-250.9%
Income (loss) before income taxes	4,496	(59,428)	63,923	-107.6%
Income tax provision	433	95	338	355.4%
Effective tax rate	9.6%	-0.2%
Net income (loss)	4,063	(59,523)	63,586	-106.8%
Net Sales
Net sales during fiscal year 2021 were $334.7 million, an increase of $10.5 million or 3.2% from fiscal year 2020, due primarily to approximately $25.7 million in higher sales in the Candle-lite segment driven by increased consumer spending at Luminex’s largest retailers during the COVID-19 pandemic. The increase in Candle-lite net sales was partially offset by approximately $15.2 million in decreased sales in the PartyLite segment in which in-house parties were negatively impacted by the COVID-19 pandemic lockdowns and also affected by PartyLite’s strategy to exit several unprofitable European markets.
During fiscal year 2021, net sales for PartyLite and Candle-lite were $163.7 million and $170.9 million, respectively, reflecting a decrease of $15.2 million and an increase $25.7 million, or (8.5)% and 17.7% from fiscal year 2020 for each of Luminex’s segments.
Gross Profits
Gross profit during fiscal year 2021 was $127.0 million, an increase of $2.0 or 1.6% from fiscal year 2020. Gross margins remained relatively consistent between fiscal years 2020 and 2021, representing 37.9% of net sales for fiscal year 2021 compared with 38.6% for fiscal year 2020. The modest decline between these two in gross margins was primarily due to the $21.0 million sales mix shift to the lower margin Candle-lite segment in fiscal year 2021. Net sales for the Candle-lite segment increased $25.7 million, or 17.7%, while net sales for the PartyLite segment decreased $15.2 million, or (8.5)%. The margin shift was more than offset by a $5.6 million one-time benefit of the PPP grant income in fiscal year 2021.
Operating Expenses
During fiscal year 2021, total operating expenses were $117.5 million, a decrease of $59.5 million or (33.6)% from fiscal year 2020 as discussed in more detail below.

Notable items impacting operating expenses for fiscal years 2021 and 2020 are as follows:
	Years Ended February 28,
(in thousands)	2021	2020	$ Change	% Change
Direct marketing expense	$57,245	$64,806	$(7,561)	-11.7%
Selling and marketing	16,595	21,448	(4,853)	-22.6%
General and administration	35,560	40,940	(5,380)	-13.1%
Management fees	798	1,039	(241)	-23.2%
Restructuring expense	7,272	—	7,272	100.0%
Intangible impairment	—	4,285	(4,285)	-100.0%
Goodwill impairment	—	44,433	(44,433)	-100.0%
Direct marketing expense (“DME”):   DME expenses for fiscal year 2021 were $57.2 million, a decrease of $7.6 million or (11.7)% from fiscal year 2020, attributable to approximately $6.0 million from lower PartyLite volume and approximately $1.5 million as a result of reduced commissions due to the roll-out of the social-selling Affiliate and direct-to-consumer models in select markets in the PartyLite segment.
Selling and marketing:   Selling and marketing expenses for fiscal year 2021 were $16.6 million, a decrease of $4.9 million or (22.6)% from fiscal year 2020, attributable to the restructuring initiatives carried out in the PartyLite segment.
General and administration (“G&A”):   G&A expenses for fiscal year 2021 were $35.6 million, a decrease of $5.4 million or (13.1)% from fiscal year 2020, attributable to a $2.9 million one-time benefit from the PPP grant income and due to an estimated $3.1 million of savings from PartyLite division attributable to Project Alpha restructuring efforts discussed above.
Management Fees:   During fiscal year 2021, Luminex incurred aggregate management fees of $798 thousand, a decrease of $241 thousand or (23.1)% from the management fees incurred fiscal year 2020, due to the elimination of management fees payable to Carlyle and an outside board member which, as of May 2020, no longer held an interest in Luminex. Therefore, no management fees were required or payable to this entity.
Restructuring:   Restructuring expenses for fiscal year 2021 were $7.3 million, while there were no corresponding expenses in fiscal year 2020. This increase was attributable to Project Alpha restructuring efforts regarding PartyLite discussed above.
Intangible Impairment:   Operating loss during the fiscal year 2020 included non-cash impairment charge of PartyLite customer relationship intangible assets of $4.3 million resulting from a decline in PartyLite enterprise value due to the sales and profitability decline experienced in fiscal year 2020. There was no corresponding impairment during fiscal year 2021.
Goodwill Impairment:   A non-cash impairment charge of $44.4 million was recognized relating to Goodwill attributed to PartyLite during the acquisition in fiscal year 2017, as a result of a decrease in the projected enterprise value due to sales and profitability decline experienced in fiscal year 2020 and the expected large restructuring charges required in fiscal year 2021 to right-size the segment. There was no corresponding impairment during fiscal year 2021.
Income (Loss) from Operations before Other Income (Expense)
Income (loss) from operations before other income (expense) for Luminex during fiscal year 2021 was $9.5 million, an increase of $61.5 million or 118.3% from fiscal year 2020. This increase is primarily attributable to a $44.4 million goodwill impairment charge on the PartyLite segment during fiscal year 2020 that did not recur in fiscal year 2021 and the $8.5 million one-time benefit of the PPP grant income benefited fiscal year 2021. In addition, the $10.5 million higher sales and operating expense reductions due to the Project Alpha restructuring efforts discussed above generated higher income from operations.

During fiscal year 2021, income (loss) from operations before other income (expense) for Candle-lite and PartyLite were $20.0 million and $(4.7) million respectively, reflecting an increase of $15.0 million and a decrease of $47.0 million or 289.1% and (90.9)% from fiscal year 2020 for each of Luminex’s segments.
Interest Income (Expense)
Interest expense for fiscal year 2021 was $5.9 million, a decrease in expenses of $853 thousand or 12.7%, attributable primarily to approximately $12.6 million in lower average monthly debt during this fiscal year 2021.
Other Income (Expense), Net
Other expenses, net during fiscal year 2021 were $243 thousand, an increase in expenses of $404 thousand or 250.9% from fiscal year 2020, due to $176 thousand in higher FX contract losses in fiscal year 2021 and $150 thousand in training grant income from the State of Ohio in fiscal year 2020.
Foreign Exchange Gain (Loss)
Foreign exchange income during fiscal year 2021 was $1.1 million, an increase of $2.0 million or 226.6% from fiscal 2020, due to favorable changes foreign exchange currency rates, particularly the strength of the Euro as related to the U.S. dollar.
Income Tax Expense
Income tax expense for fiscal year 2021 was $433 thousand, an increase of $338 or 355.4% from fiscal year 2020. The effective tax rate for fiscal year 2021 was 9.6% as compared to (0.2)% in fiscal year 2020. The effective tax rate differs from the U.S. statutory rate of 21.0% primarily because no tax expense or benefit is recorded for U.S., Australia, Italy, and Finland activity as there is a full valuation allowance that offsets the net deferred tax assets in these jurisdictions. Luminex recognized a nominal amount of U.S. state current income tax expense in both years. The effective tax rate is also lower in both years because the Switzerland activity is taxed at less than 21.0%.
Liquidity and Capital Resources
At the onset of the COVID-19 global pandemic, in light of uncertainty in the global economy as well as equity and bond markets, Luminex undertook several actions to further strengthen its financial position and balance sheet, and maintain financial liquidity and flexibility, including evaluating supply purchases, enhancing customer credit review processes, reviewing operating expenses, prioritizing capital expenditures, as well as extending payment terms for goods and services.
As of August 31, 2021, Luminex had cash and cash equivalents of approximately $5.8 million. Overall, Luminex believes that available cash and cash equivalents, cash flows generated from future operating activities and borrowing capacity, along with the actions noted above, provide Luminex with continued financial viability and adequate liquidity to fund its operations, support its growth platforms, pay down debt and debt maturities as they come due and complete its ongoing turnaround initiatives. Luminex’s cash requirements are subject to change as business conditions warrant.
Paycheck Protection Program
On April 30, 2020, Candle-lite and PartyLite entered into two Term Notes under the Paycheck Protection Program (the “Program”, or “PPP”) with First Financial Bank to obtain aggregate principal of $8.5 million, which PPP loans began on May 5, 2020. These notes were issued pursuant to the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act. The PPP loans had a stated interest rate of 1% per annum and no payments of principal or interest were required until the end of a statutorily provided deferral period, which occurs when the Small Business Administration concludes on the amount of the loan that will be forgiven. The contractual maturity date of the loans was May 2022.
Luminex has recognized $5.6 million as a reduction of cost of goods sold and $2.9 million as a reduction of G&A expenses. Cash inflows and cash outflows from the PPP loan are classified as operating cash flows.

Candle-lite and PartyLite received formal forgiveness of the PPP loans on June 24, 2021 and June 10, 2021, respectively.
Indebtedness
As of August 31, 2021 and August 31, 2020, Luminex had the following long-term outstanding:
(in thousands)	August 31, 2021	August 31, 2020
5.36% term note	$11,478	$11,719
Term note payable A	10,175	11,875
Term note payable B	10,949	12,500
Revolver – (European)	5,689	8,796
Revolver – (US)	36,249	25,683
COVID Relief	590	0
Capital Lease	1,076	994
	76,206	73,316
Less:
Deferred financing fees	(936)	(1,780)
Current maturities – long term debt	(1,229)	(3,591)
	$74,041	$67,945
5.36% Term Note:   On May 11, 2019, Luminex executed a refinancing of its Leesburg Mortgage with CIBC Bank USA (“CIBC”) which had an original aggregate principal amount of $13.1 million and was due July 2019 (the “CIBC Mortgage”). Following the refinancing, the CIBC Mortgage had an aggregate principal amount of $12.0 million with monthly scheduled payments of approximately $77 thousand including interest which accrues at a rate of 5.36%, with a balloon payment equal to the unpaid principal balance due at maturity; collateralized by the manufacturing and distribution facility located in Leesburg, Ohio (the “Leesburg Plant”). On August 28, 2019, CIBC sold the mortgage to Wilmington Trust, NA as Trustee, and Wells Fargo & Company (“Wells Fargo”) became the service provider on September 5, 2019 (following such sale, the “WF Term Note”). The maturity date of the WF Term Note is May 2024, and the loan is fully committed, and the WF Term Note has a first lien on property, plant and equipment of the Leesburg plant.
Term Note Payable A:   In January 2018, Luminex entered into a term note with Prospect Capital Corporation (“Prospect”) in the aggregate principal amount of $12.5 million, due January 23, 2023 (the “Prospect Term Note A”), with quarterly scheduled principal payments beginning May 20, 2018 of approximately $63 thousand with interest payments equal to the greater of (a) the Prospect Term Note A fixed rate of 6.75%, and (b) the London Interbank Offered Rate (“LIBOR”) rate in effect plus the applicable Prospect Term Note A margin of 5.5% (which yielded an effective rate of 6.75% at February 28, 2021 and 7.42% at February 29, 2020 based on the outstanding balance of the Prospect Term Note A). The Prospect Term Note A is collateralized by all of the U.S. assets of Luminex and its subsidiaries, plus a pledge of 65% of the shares and assets of Blyth Holding B.V. and Blyth International B.V. The Prospect Term Note A is fully committed, and the Prospect Term Note A has a second lien behind the WF Term Note on Luminex’s accounts, receivables, cash, bank accounts and certain other revolving loan priority collateral.
Term Note Payable B:   In January 2018, Luminex entered into a term note with Prospect in the aggregate principal amount of $12.5 million, due January 23, 2023 (the “Prospect Term Note B” and, together with the Prospect Term Note A, the “Prospect Term Notes”), with quarterly scheduled interest payments equal to the greater of (a) the Prospect Term Note B fixed rate of 10.75%, and (b) the LIBOR rate in effect plus the applicable Prospect Term Note B margin of 9.5% (which yielded an effective rate of 10.75% at February 28, 2021 and 11.42% at February 29, 2020 based on the outstanding balance of the Prospect Term Note B). The Prospect Term Note B is collateralized by all of the U.S. assets of Luminex and its subsidiaries, plus a pledge of 65% of the shares and assets of Blyth Holding B.V. and Blyth International

B.V. The Prospect Term Note B is fully committed, and the Prospect Term Note B has a second lien behind the WF Term Note on Luminex’s accounts, receivables, cash, bank accounts and certain other revolving loan priority collateral.
The Prospect Term Notes and the ABL facility (as defined below) restrict Luminex from making any distributions to its owners unless certain conditions are met.
Revolver:   In May 2016, Luminex and certain of the Luminex’s wholly-owned subsidiaries guaranteed and pledged collateral in connection with securing and entering into an asset-based, revolving credit (“ABL”) facility with Wells Fargo. The ABL facility is secured by a first lien on Candle-lite’s receivables, cash, deposit accounts and its U.S. and European inventory and second lien on Prospect’s term loan priority collateral. The ABL facility allows borrowings and letters of credit in U.S. dollars or Euros. The overall ABL facility has a borrowing limit of $50.0 million, with a sub-limit of $15.0 million for European borrowings, unused commitment fees of 37.5 basis points, and an original maturity date of May 2021. The ABL facility agreement restricts Luminex from making any distributions to its owners with the exception of (i) dividends to be used for the payment of taxes or (ii) payments for operating costs and services provided by the parents of Luminex for the benefit of Wells Fargo. The ABL facility requires monthly interest payments equal to either the sum of the U.S. Prime rate in effect plus the applicable margin of 1.00% to 1.50% or the LIBOR rate in effect plus the applicable margin of 2.00% to 2.50% (which yielded an effective interest rate at February 28, 2021 and February 29, 2020 for the U.S. borrowings of 3.5% and 4.75%, respectively, and for the European borrowings of 4.75% and 3.5%, respectively). As of February 28, 2021, the amount available to be drawn on the ABL facility was approximately $14.2 million.
In May 2021, Luminex entered into an amendment to modify certain terms of the ABL facility, including changing the maximum borrowing limit to $45.0 million and extending the maturity date to August 1, 2022.
Additionally, in November 2021, Luminex obtained approval from its lender to modify certain terms of the ABL facility, including temporarily increasing the maximum borrowing limit to $50.0 million through February 28, 2022, resetting the inventory sublimit, and extending the maturity date to December 31, 2022. The ABL facility interest rate was amended to replace the reference to the LIBOR effective rate with the Secured Overnight Financing Rate and the applicable margin rate per annum was also amended to 2.25 – 2.75%.
On January 31, 2022, Luminex entered into an agreement with its ABL facility lender and Prospect Term Notes lenders to extend the maturity date of the loans from December 31, 2022 and January 23, 2023, respectively, to April 30, 2023, and to waive the total leverage ratio covenant for the fiscal quarters ended November 30, 2021 and February 28, 2022.
COVID Relief:   In January 2021, Luminex entered into an unsecured Euro denominated loan with the German State Finance Department in the aggregate principal amount of €500 thousand. The loan was issued as part of the German program providing COVID-19 relief for businesses, and has a maturity date of December 2022. The loan bears interest at a fixed rate of 1.8%, and is anticipated to be repaid in 16 installments of approximately €31 thousand beginning July 2021.
Capital Leases:   Luminex leases certain manufacturing and computer systems under capital lease arrangements that have a cost of $5.5 million and $4.5 million and accumulated depreciation of $2.7 million and $1.7 million at February 28, 2021 and February 29, 2020, respectively. The assets under the capital leases are being depreciated using the same methods as would be used for similar equipment if purchased outright. Depreciation expense related to capital leases was $918 thousand and $856 thousand for the years ended February 28, 2021 and February 29, 2020, respectively.
General:   Luminex is subject to various fees including administration, unused commitment fees, early termination fees and letter of credit fees as applicable. The Prospect Term Notes and the ABL facility require Luminex to maintain certain financial ratios and measurements at the end of each fiscal quarter through maturity. As of August 31, 2021, Luminex was in compliance with these debt covenants.

Cash Flows
Cash and cash equivalents changed as follows for the six-month periods ended August 31, 2021 and 2020:
	Period Ended August 31,
(in thousands)	2021	2020	$ Change
Net cash provided by (used in) operating activities	$(16,412)	$8,844	$(25,256)
Net cash (used in) investing activities	(1,546)	(1,962)	415
Net cash provided by (used in) financing activities	18,120	(5,438)	23,558
Decrease in cash used in (provided by) operating activities period over period was driven primarily by an increase in spend to replenish inventory levels that had been depleted below normal safety stock levels resulting from the closure of Luminex’s manufacturing facility order from March 25 to May 4, 2020 due to an Ohio “Stay at Home” order issued during the early stages of the COVID-19 pandemic
The change in cash (used in) investing activities was primarily due to lower net spend for capital expenditures as a result of timing of capital projects.
The change in cash provided by (used in) in financing activities was primarily due to increased borrowing during the six months ended August 31, 2021 to rebuild inventory levels that had been depleted below normal safety stock levels as a result of the Spring 2020 plant closure.
Cash and cash equivalents changed as follows for the fiscal years 2021 and 2020:
	Years Ended February 28,
(in thousands)	2021	2020	$ Change
Net cash provided by (used in) operating activities	$25,690	$(5,513)	$31,203
Net cash (used in) investing activities	(4,125)	(1,831)	(2,294)
Net cash provided by (used in) financing activities	(21,598)	2,329	(23,927)
The change in cash used in (provided by) operating activities was due to improved business results and favorable working capital primarily as a result of lower inventory levels. Inventory levels declined due to a combination of improved inventory management and below normal safety stock levels resulting from the closure of Luminex’s manufacturing facility order from March 25 to May 4, 2020 due to an Ohio “Stay at Home” order issued during the early stages of the COVID-19 pandemic and subsequent high customer demand at US retailers.
The change in cash (used in) investing activities for fiscal year 2021 was primarily due to an estimated $2.3 million higher spend for capital expenditures net of capital leases. In fiscal year 2020, Luminex entered into $4.3 million of capital leases versus $0.8 million in fiscal year 2021.
The change in cash provided by (used in) in financing activities was primarily due to a paydown of the revolving line of credit in fiscal year 2021 with the proceeds generated from the operating activities. Luminex was in compliance with all of its debt covenants as of February 28, 2021.
Non-GAAP Financial Measures
In addition to Luminex’s results determined in accordance with GAAP, Luminex believes the following non-GAAP measures are useful in evaluating its operational performance. Luminex uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting:
EBITDA and Adjusted EBITDA
“EBITDA” is defined as net income or loss before interest, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for management fees and other special items determined by management. Adjusted EBITDA is intended as a supplemental measure of Luminex’s performance that is neither required by, nor presented in accordance with, GAAP. Luminex believes that the use of EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Luminex’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA and Adjusted EBITDA Luminex may incur future expenses similar to those excluded when calculating these measures. In addition, Luminex’s presentation of these measures should not be construed as an inference that its future results will be unaffected by unusual or nonrecurring items. Luminex’s computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate Adjusted EBITDA in the same fashion.
Luminex typically adjusts for nonoperating expenses and income, such as management fees paid to its private equity owners and the expense associated with reorganization and severance resulting in the elimination or right-sizing of specific business activities. Luminex also adjusts for nonrecurring and nonoperating expenses as well as for expenses related to debt financing, acquisition and disposition transactions.
Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Luminex compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis. You should review the reconciliation of net (loss) income to EBITDA and Adjusted EBITDA below and not rely on any single financial measure to evaluate Luminex’s business.
The following table reconciles net (loss) income to EBITDA and Adjusted EBITDA:
	For the year ended February 28,		For the six months ended August 31,
(in thousands)	2021	2020	2021	2020
Net Income (Loss)	4,063	(59,523)	(4,955)	(855)
Income tax provision	433	95	(32)	66
Interest expense, net	5,880	6,734	2,905	2,829
Depreciation & Amortization	7,065	6,799	3,494	3,400
EBITDA	$17,441	$(45,895)	$1,412	$5,440
Management fee and expenses(1)	798	1,039	243	487
Goodwill impairment(2)	—	44,433	—	—
Intangible asset impairment(3)	—	4,285	—	—
PPP grant income(4)	(8,479)	—	—	(8,458)
PartyLite restructuring(5)	8,826	—	240	2,655
One-time customer costs(6)	—	1,000	—	—
COVID-19 non-recurring legal and other costs(7)	254	—	9	238
Unconsummated refinancing costs(8)	560	199	527	—
Unconsummated sale of company(9)	87	356	—	60
Project Aurora(10)	23	325	—	23
Project Revolution(11)	45	183	—	45
Triad deal costs(12)			176	—
Adjusted EBITDA	$19,556	$5,924	$2,607	$490

(1)
Management fees and expenses adjustments for all periods represent fees accrued and expenses reimbursed for Luminex’s private equity owners. Luminex recognized an impairment charge to goodwill for the year ended February 29, 2020, that was primarily related to declines in market and business conditions impacting the PartyLite segment.

(2)
Luminex recognized an impairment charge to goodwill for the year ended February 29, 2020, that was primarily related to declines in market and business conditions impacting the PartyLite segment

(3)
An impairment charge related to the PartyLite customer relationship intangible asset was recognized for the year ended February 29, 2020, due to declines in PartyLite market and business conditions.

(4)
For the six months ended August 31, 2020 and for the year ended February 28,2021, Luminex recognized nonrecurring grant income resulting from the PPP established by the United States government in 2020 through the Coronavirus Aid, Relief, and Economic Securities Act (the “CARES Act”).

(5)
PartyLite restructuring expense adjustments include costs related to the Project Alpha initiative to right size the PartyLite segment by improving operating and marketing efficiencies to increasingly focus on e-commerce platforms for the six months ended August 31, 2020 and August 31, 2021 and for the year ended February 28, 2021. As part of the restructuring, employee-related expenses were also recognized for separation costs of the prior CEO.

(6)
For the year ended February 29, 2020, Luminex recognized a one-time expense related to a significant markdown fee paid to a single customer to gain incremental business.

(7)
Legal and professional fees incurred related to COVID-19 mandatory plant closures and corresponding customer/vendor contract reviews and employment status reviews were recognized as one-time expenses for the six months ended August 31, 2020 and August 31, 2021 and for the year ended February 28, 2021.

(8)
For the years ended February 29, 2020 and February 28, 2021 and for the six months ended August 31, 2021, Luminex incurred expenses associated with debt refinancing efforts that were ultimately unconsummated as Luminex shifted focus to Project Triad.

(9)
For the six months ended August 31, 2020 and for the years ended February 29, 2020, and February 28, 2021, Luminex incurred legal and professional services expenses associated with an unconsummated sale of Luminex.

(10)
For the six months ended August 31, 2020 and for the years ended February 29, 2020 and February 28, 2021, Luminex recognized one-time costs, under Project Aurora, related to the engagement of a consulting firm to review internal plant efficiencies to improve plant production capacity.

(11)
For the six months ended August 31, 2020 and for the years ended February 29, 2020 and February 28, 2021, Luminex recognized one-time costs, under Project Revolution, resulting from an unconsummated acquisition target of Luminex.

(12)
For the six-months ended August 31, 2021, Luminex recognized one-time costs, under Project Triad, related to the acquisition of Luminex by Global Consumer Acquisition Group.

Off-Balance Sheet Arrangements
Luminex has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors. Luminex does not have any off-balance sheet arrangements or interests in variable interest entities that would require consolidation.
Critical Accounting Policies
The preparation of condensed consolidated financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. Luminex’s significant accounting policies are described in Note 2 — Summary of Significant Accounting Policies to Luminex’s consolidated financial statements.
Accounting estimates are considered critical if the estimate requires management to use judgments and/or make assumptions about matters that were uncertain at the time the accounting estimate was made, and, if different, accounting estimates could have been used in the reporting period or changes in the accounting estimates are likely to occur that would have a material impact on Luminex’s financial condition, results of operations or cash flows. Luminex has identified the following critical accounting policies:

Revenue Recognition:    Luminex generates revenue from the sale of its products to customers. Revenue from the sale of product to customers is recognized when the performance obligation is satisfied, which is the point at which control of the promised good is transferred to the customer. Control generally transfers upon physical delivery to the customer. Revenue is recorded in an amount that reflects consideration Luminex expects to be entitled to in exchange for the delivered goods, which includes an estimate of damage and return allowances, payment discounts, warehouse allowances, advertising allowances, volume discounts and other customer incentive programs. These customer programs and incentives are recorded as reductions of net sales and provisions are recorded in other accrued expenses on the consolidated balance sheets. Luminex estimates the variable consideration throughout the year based on various factors such as contract terms, historical sales, and specific volume targets. Cash incentives provided to Luminex's customers related to advertising and sales promotions are recognized as a reduction of the related sales price, and, therefore, as a reduction in sales. Total cash incentives provided to customers relating to advertising and sales promotions were approximately $9.4 million and $10.0 million for the years ended February 28, 2021 and February 29, 2020, respectively.
Accounts Receivable:   Luminex extends credit to customers customary in its business. Payments from customers are generally due within 30 to 60 days. The delinquency status of these accounts is determined based on contractual terms of sale. Luminex does not charge interest on its past due accounts receivable. Luminex estimates an allowance for doubtful accounts on the related receivables by performing a review of historical losses, existing economic conditions, and an analysis of specific accounts where a greater risk of credit loss exists. Uncollectible trade receivables are charged off once Luminex makes final determination that the amounts will not be collected.
Goodwill and Intangible Assets:   Luminex accounts for goodwill and other intangible assets in accordance with the standards outlined in the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 350-30-35. Goodwill represents the excess of the purchase price over the fair value of acquired tangible assets and liabilities and identifiable intangible assets. Goodwill is evaluated at least annually for impairment and any such impairment will be recognized in the period identified. Luminex determined there was no impairment as of February 28, 2021. Luminex recognized impairment of goodwill and customer relationships as of February 29, 2020.
Under a qualitative and quantitative approach, the impairment test for goodwill consists of an assessment of whether it is more-likely-than-not that a reporting unit’s fair value is less than its carrying amount. As part of the qualitative assessment, Luminex considers relevant events and circumstances that affect the fair value or carrying amount of Luminex. Such events and circumstances could include macroeconomic conditions, industry and market conditions, cost factors, overall financial performance, reporting unit specific events and capital markets pricing. Luminex places more weight on the events and circumstances that most affect Luminex's fair value or carrying amount. These factors are all considered by management in reaching its conclusion about whether to perform step one of the impairment test. If Luminex elects to bypass the qualitative assessment for any reporting unit, or if a qualitative assessment indicates it is more-likely-than-not that the estimated carrying value of a reporting unit exceeds its fair value, Luminex proceeds to a quantitative approach.
As part of the quantitative assessment, Luminex determines fair values for each reporting unit using a combination of the market approach and the income approach. Luminex assesses the valuation methodology based upon the relevance and availability of the data at the time of the valuation. If multiple valuation methodologies are used, the results are weighted appropriately. Valuations using the market approach are derived from metrics of publicly traded companies or historically completed transactions of comparable businesses. Under the income approach, fair value is determined based on the present value of estimated future cash flows, discounted at an appropriate risk-adjusted rate. Luminex uses its internal forecasts to estimate future cash flows and include an estimate of long-term future growth rates based on Luminex’s most recent views of the long-term outlook for each reporting unit. Determining the fair value of a reporting unit requires judgment and involves the use of significant estimates and assumptions. Luminex based its fair value estimates on assumptions that it believes are reasonable but are uncertain and subject to changes in market conditions.
Deferred Payroll Taxes:   The CARES Act was signed into law on March 27, 2020. Luminex is taking advantage of the employer payroll tax deferral offered by the CARES Act, which allowed Luminex to defer the payment of employer payroll taxes for the period March 27, 2020 to December 31, 2020. As of February 28, 2021, total deferred payroll taxes related to such deferrals were $1.6 million, with half of the amount deferred due for payment no later than December 31, 2021 and the remaining half due no later than December 31, 2022. There is no interest charged on deferred payments.
Catalog Costs:   Catalog production costs are capitalized and expensed as the catalogs are distributed, generally over less than a twelve-month period.
Promotional Offers to Independent Consultants:   Luminex’s direct selling sales are generated by its independent consultants and Affiliates, who strive to maximize the interrelated objectives of selling products, scheduling (or booking) parties or events and recruiting new consultants and Affiliates. To encourage its consultants and Affiliates to accomplish these goals, Luminex makes monthly promotional offers including free or discounted products to consultants and Affiliates and customers, as well as annual incentive trips and the payment of bonuses to consultants and Affiliates according to the bonus plan. Promotions, including free or discounted products, are designed to increase revenues by providing incentives for customers and guests attending shows or using Luminex’s digital platforms. Promotional offers for free products are recorded as a charge to cost of goods sold when incurred, and promotional offers for discounted products are recorded as a reduction of revenue when incurred with the full cost of the product being charged to cost of goods sold. Sales bonuses are awarded based on achieving certain ranks within the compensation plan. These sales bonuses are paid on a weekly basis and the rank title bonuses are paid on a monthly basis and are charged to compensation expenses.
Annual incentive trips and bonuses are awarded to consultants who recruit new consultants or achieve certain sales levels. Estimated costs related to these promotional offers are recorded as promotional expense within selling expense as they are earned.

INFORMATION ABOUT GP GLOBAL
Unless otherwise indicated or the context otherwise requires, all references in this section to “GP Global,” “the Company,” “we,” “us,” or “our” refer to the business of GP Global Limited and its subsidiaries prior to the consummation of the Business Combination.
Company Overview
GP Global is a leading global air care company with an established presence in the U.S., Europe, Australia, and the fast-growing India market. The Company was established as a platform company and has successfully aggregated brands and private label assets in the air care and personal care segments by leveraging strategic manufacturing and distribution assets across the globe, creating a portfolio of strong well-known brands, both owned and licensed, and building significant digital capabilities. The Company operates through its subsidiaries based in the U.S. and India. One of the Company’s investments in a direct-to-consumer business has delivered growth of 20x in seven years and has become a leading home fragrance business in the direct-to-consumer channel.
GP Global was incorporated in Dubai, United Arab Emirates in 2009. The Company has operating subsidiaries in India and the USA. On October 12, 2010, the Company acquired Primacy Industries and MVP Group. The Company owns 91.30% in Primacy Industries, which was incorporated in India in 2004. MVP Group was incorporated in 1998 in the State of Kentucky. The Company and Primacy Industries own 99.97% of MVP Group. Primacy Global Enterprises was incorporated in India in 2010 and Primacy Industries owns 98% of that entity.
GP Global’s U.S. subsidiary, MVP Group has over 24 years of operating history. In the U.S., GP Global designs, sources, manufactures and distributes various private label and branded candles, candle accessories, home fragrance products, and decorative accessory gift products for major retail customers. Products range from jar candles, tapered and pillar candles, room fresheners, warmers, plug-ins, votives, reed diffusers, tin containers, ceramic containers, and other similar products. This subsidiary has an established brand portfolio, including among others, a 110-year old premium candle brand Colonial Candle®, 35- year old candle brand distributed in grocery stores Carolina®, fast fashion brand Manly Indulgence®, direct-to-consumer brands, and a licensed brand Febreze Home Collection®. These products can be found at many of the large retailers and premium independent stores. For more information on products offered, go to www.mvpbrands.com.
GP Global’s India subsidiary, Primacy Industries was established in 2004. Primacy Industries produces home fragrance products, primarily candles and aerosols, supplies the U.S. entity, and sells similar goods in domestic and international markets such as Europe and Australia. The Indian subsidiary has grown from a single plant company to a platform offering multiple products and services to clients globally and in India. Primacy Industries is also a leading contract research and manufacturing services company with a catalogue of over 600 personal care products including products for body care, skin care and hair care. In 2019, the Company set up a contract manufacturing aerosol facility to cater to its domestic market in India. Primacy Industries works with leading international brands providing end-to-end solutions from R&D to sourcing of raw materials to product development to supply chain. GP Global has quickly become a valuable partner to some of the world’s most recognized and respected brands, including brands from multi-national retailers .
Through these subsidiaries and investments, GP Global has built a strong portfolio of in-house brands. This coupled with existing partnerships with major retailers across Europe and the U.S. has enabled GP Global to be a strategic platform for aggregating assets across air care, personal care, and health and hygiene categories. GP Global has access to 50,000+ retail stores and 40+ retail chains across the United States, India, United Kingdom and Europe. GP Global’s supply chain spans from India, Latin America, China, and Vietnam. E-commerce makes up approximately one-quarter of GP Global’s brand sales and has seen annual growth of 30%. In recent years, the Company has started selling in online marketplaces such as Amazon, Zulily, Wayfair, Walmart, and Reliance. Over the last three years, GP Global has built in-house digital marketing expertise and IT assets resulting in brand revenues growing at 30% CAGR, with plans to leverage this expertise to continue growing in-house brand revenues. For more information on GP Global’s Indian operations, go to www.primacyind.com.

Revenue Categories
GP Global’s worldwide revenues can be classified under three categories: Private Label sales, Owned and Licensed Brand sales, and Contract Manufacturing.
Private label
Private label represents brands owned by third parties, such as multi-outlet retailers. GP Global collaborates with retailers to develop products and undertakes activities from design, sourcing of key components to manufacturing. The Private Label segment caters to large retailers in North America, India, Europe, and Australia. Products include candles, warmers, and diffusers.
Owned & licensed brands
GP Global owns the intellectual property on several owned brands. The Company has a license agreement with a major manufacturer for the brand ‘Febreze Home Collection’. Branded products are distributed via brick-and-mortar channels as well as direct-to-consumer channels. Products include candles and room sprays. Prominent brands in this segment are Colonial Candle®, Manly Indulgence®, which are owned, and the Febreze Home Collection®, which is licensed.
Contract Manufacturing
In recent years, GP Global’s Indian subsidiary has emerged as a leading provider of contract manufacturing services in the Indian market. With a catalogue of over 600 personal care products including products for body care, skin care and hair care, Primacy Industries has built strong relationships with leading consumer packaged goods companies in India.
Brands and Products
GP Global develops, manufactures, markets, and distributes home fragrance products, such as scented wax candles, wax melts, essential oils, room sprays, tapers, pillars, wax warmers, and essential oil diffusers. Additionally, the Company provides contract-manufacturing services for personal care, health, and hygiene products such as perfumes, deodorants, hand sanitizers, and pain relief sprays.
GP Global’s products are sold under both its global flagship brands as well as private label brands. Owned brands include Colonial Candle®, Manly Indulgence®, M Baker™, Collections by Colonial Candle®, 1909™. Licensed brands include Febreze Home Collection®.
Marketing and Distribution Channels
GP Global distributes products in more than forty (40) retail chains across the globe. The distribution channels include supermarkets, grocery stores, discount stores, fast fashion stores, mass retailers, drug stores, and ecommerce channels. This distribution strategy enables our products to reach a wide variety of customers at multiple points of sale and consumption.
Geographical Markets
GP Global sells products principally across four geographic regions: North America, Europe, Australia, and India.
The following table summarizes sales from different geographic regions
	For the fiscal year ended
(in USD thousands)	March 31, 2021	March 31, 2020
North America	$90,614	$129,252
India	$22,437	$13,006
Europe	$6,647	$3,383
Australia	$4,937	$4,654
Rest of the World	$766	$4,272

Facilities & Locations
GP Global’s principal office for the U.S. subsidiary is in Elkin, North Carolina, and for the Indian subsidiary is in Mangalore, Karnataka.
We have five strategically located manufacturing plants, three specialized in candle-making and the other two specialized in aerosol and liquid filling products. The candle-making manufacturing plant located in Elkin, North Carolina, is a 300,000 sq. ft. facility and has over 35 years of supply chain and manufacturing history. The two candle-making manufacturing plants in India, one a 120,000 sq. ft. facility and the other a 200,000 sq. ft. in size, are strategically located near ocean ports. The aerosol and liquid filling plants are located in Mangalore, India.
We have a 400,000 sq. ft. distribution center in Union City, Tennessee fully equipped with warehouse management systems and with the capacity to ship full pallet, full case, broken case, and mixed orders to wholesale channels as well as direct-to-consumer channels. Additionally, the operations in Elkin, North Carolina, can support distribution to a limited number of customers.
Industry Overview & Market Opportunities
GP Global and its subsidiaries operate across two major industry categories, Air Care and Personal Care. The company’s strategic platform assets are specialized in design, manufacturing, and distribution of various products across these targeted industry categories.
The air care category includes products such as scented candles, room fresheners (aerosol sprays), wax melts, slow-release fresheners, essential oils, diffusers, and car fresheners.
The personal care category includes products such as personal fragrances (including deodorants and perfumes), body lotions, body mists, face wash, body lotion, lip balms, hand wash, and hand sanitizers among others.
The table below summarizes GP Global’s current and planned geographical markets and product offering across the referenced industry categories.

Global Air Care Market Overview
The global air care retail market is estimated to be $14 billion. The U.S. and Europe are the two largest markets with a 70% plus combined share. Use of air care products is growing at a double digits rate in the emerging economies such as India.
According to ‘A Year of Innovation, Mintel, 2021’, the U.S. has the highest per capita spend on air care, followed by Europe. India, with its low per capita spend on air care, offers opportunities for a high forecast value growth.

Source: A year of Innovation, Mintel Report, 2021
The bubble size is based on market value (U.S.$ estimate 2020); CAGR is the forecasted market growth value over the next five years in local currency.
U.S. Air Care Market Overview
The U.S. accounts for over 30% of global air care product consumption. According to the ‘Mintel U.S. Air Care, 2021’ report, the market is expected to expand at a CAGR of 3.5% from $8.2 billion in 2020 to $9.7 billion in 2025. It should be noted that COVID has reinvigorated the demand for air care products in the U.S… due to consumers spending increased time at home and having a penchant for mental wellbeing, clean air, and a renewed appreciation for their homes.
Competitive landscape
The U.S. air care industry is dominated by leading CPG companies such as Procter & Gamble and SC Johnson. They are followed by Reckitt Benckiser Group plc, Newell Brands Inc., Julius Sämann Ltd, and Henkel Corporation among others. Newell Brands Inc. is comprised of leading brands including Yankee Candle, Chesapeake Bay, and WoodWick, which dominate the market for scented candles in the U.S… Many retailers such as Walmart, Kroger, and Publix, offer their private labels and store branded products. It is estimated that in the multi-outlet (MULO) channels, CPG branded air care products account for over 63% of sales whereas private labels accounted for 37% of sales. Besides CPG brands such as Glade, Febreze, and Air wick,, some of the other leading brands include Mainstays, Better Homes & Gardens, Yankee Candle, Chesapeake Bay, Woodwick, and Tuscany Candle. Companies supporting private label brand manufacturing include, among others, Luminex Home Décor & Fragrance, Star Candle Company, Empire Candle Co., and Illume Candles.
Key trends
a)
Scented candles is the biggest segment of the air care market, with a 52% share. Vehicle fresheners was the fastest growing segment until Covid-19. As consumers spent more time indoors, demand for scented candles and home air fresheners increased, and these categories delivered 35% and 17% growth, respectively, between 2018 and 2020.

Source: Mintel US Air Care, 2021
b)
Gen Z and Millennials (including Hispanic Millennials) are big consumers in this category and were using five or more products on average in 2020. According to the ‘Mintel Air Care Report, 2021’ report, 36% of the respondents claim to be using air care products more often compared to a year ago.

c)
Rising share of ecommerce to disrupt retail landscape

—
The share of online sales of air fresheners and essential oils has increased to 21% and 39% in 2020 from 15% and 38%, respectively, in 2019. This pattern highlights the importance of adopting digital strategies by retailers and brands catering to changing consumer habits.

—
Online sales of candles increased despite the tendency of consumers to “smell before you buy”. According to a Mintel Survey, it was observed that consumers in the age group of 35-44 years have a high propensity to purchase online.

d)
Fragrance innovation and functional benefit associated with air care products are forecast to drive consumer attitude towards air care products especially candles. There has been an increasing trend on the use of CBD infused essential oils and scented candles to provide aromatherapy benefits to consumers

e)
COVID impact: the pandemic acted as a tailwind to the growth of air care industry in the U.S., as more people were spending time at home. This led consumers to turn to air care products to improve mental wellbeing and enhance their surroundings.

U.S. Personal Care Market Overview
GP Global has sold personal fragrances to retail clients in the U.S. market and now plans to aggressively pursue clients and grow revenues in this space by leveraging on its in-house product development and manufacturing facilities in India. Thus, the personal care segment in the U.S. presents a compelling whitespace opportunity for the Company.
According to a report on Direct to Consumer (D2C) Brands in different consumer sectors covering beauty and personal care by Avendus, a Private Equity firm, the U.S. accounted for 18% of the global market sales in the beauty and personal care segment and was valued at $91 billion in 2020. The retail market is projected to grow at a CAGR of 5% during the years 2020 to 2025.
Major players in the beauty and personal care category includes Procter & Gamble, Johnson & Johnson, L’Oréal S.A., Coty, Inc, The Estée Lauder Companies Inc., Unilever Group Plc, Revlon Inc., Revlon, and Oriflame Holding AG. The increasing share of online sales, currently at 17% ($16 billion) of total beauty and personal segment and growth of D2C brands is likely to drive segment growth. GP Global in the last few years has built significant digital marketing expertise in-house and is positioned to drive growth for its brands in the D2C channel.
European Air Care Market Overview
Europe is the second largest market for the air care products after the U.S.. According to industry reports, the air care market in Europe is estimated to be $3.4 billion in 2020 and forecast to grow at a CAGR of 4% from 2020 to 2026. European sales are s forecasted to grow to 36% of the global air care sales in the next five years.

Source: A year of Innovation, Mintel Report, 2021
The bubble size is based on market value (U.S.$ estimate 2020); CAGR is the forecasted market growth value over next five years in local currency.
Key trends in the air care industry in Europe
a)
Western Europe is the primary market driving air care retail sales. The major countries include Germany, U.K., Spain, Italy and France.

b)
The attractive pricing and rising product quality have led to positive market share gain for private labels in comparison to brands.

c)
Scented candles as a category is slated to dominate the growth in Europe’s air care market. The demand is forecast to expand at a CAGR of 11.4% from 2020 to 2025

d)
Residential usage accounts for 44% of the total air care demand in EU

e)
Consumers have changed their preference to adapt to more natural, organic, and chemical-free air care products. According to the Mintel Report, 28% of adults in U.K. consider the environmental credentials of the air care products they buy.

f)
Consumers in Europe have developed a penchant for air care products with aroma therapeutic benefit.

g)
COVID 19 impact: COVID-19 has reinvigorated the demand for health and wellness at home propelling demand for air care products especially candles, which are envisaged to have therapeutic and mood elevation benefits among others.

European Personal Care Market Overview
According to Cosmetics Europe, the Europe personal care market was valued at $84 billion in 2020 and is forecasted to expand at a CAGR of 2.6% during 2020-25. The major markets for cosmetics and personal care products Europe include are Germany ($15.2 billion), France ($12.7 billion), the U.K. ($10.8 billion), Italy ($10.7 billion), Spain ($7.0 billion) and Poland ($4.2 billion).
Innovation is key to the success in this industry, and large CPG companies spend 5% of sales in R&D. Leading beauty and personal care companies in Europe include Loreal, Unilever, Procter & Gamble, Beiersdorf AG, Coty, Deutschland GmbH, Avon.
The market presents significant opportunities to GP Global in contract manufacturing and/or private label manufacturing space for the European brands.

U.K. Air Care Market Overview
According to ‘Mintel U.K. Air Care, 2021’ report, the air care market in the U.K. has grown by 8.6% in 2020 to reach $731 million. The growth can be attributed to COVID-19 related country-wide lockdown resulting in people spending more time at home. The market is estimated to expand by 4.6% in 2021 to reach $764 million.
The market is largely serviced by private label brands, which command a 47% market share. Among CPG brands, Yankee Candles has the largest share and accounted for 21% in 2021, followed by Glade (10%) and Air wick (6%). Other leading air care brands include Scentsationals, Eco Wix, and Febreze, among others.
The high share of private labels presents a significant market expansion opportunity for private label manufacturers of air care products included both scented candles and non- scented candle categories.
Key trends in the industry
a)
There is a rise in demand for manual air fresheners to serve the functional need of odor removal in kitchens and bathrooms resulting in a 12% growth in the 12-months ended June 2021.

b)
New product launches led the air care category growth for brands in 2020 with the share of new products increasing by 17% in 2020. Brands used quirky packaging, provenance claims, rebranding and aesthetic appeal to increase their consumer appeal.

New product Development in Air Care product category, by launch type 2016-21

Source: Mintel UK Air Care, 2021
c)
The pandemic has changed the consumer buying behavior with online sales contributing to 32% of air care sales in 2020. Further, health and wellbeing are driving consumer buying decisions. According to Mintel, 21% of air care product buyers are interested in products designed to aid wellbeing activities and 19% are interested in products that aid mental concentration.

d)
There has been an increased usage of air care products in the last 12 months. According to Mintel Report, 2021, among various product categories, scented candle and aerosol sprays showed rapid growth in 2020 growing by 49% and 51% respectively.

e)
COVID 19 impact: The pandemic had a positive impact on the sector with sales rising by 8.6% in 2020. This can be attributed to more people staying at home and penchant for better hygiene and ambience at home.

U.K. Personal Care Market Overview
The Personal Care retail market in U.K. was estimated at $10.8 billion in 2020. As the products in beauty and personal care segment comes under non-essential category, the lockdown due to COVID-19 impacted the retail sales. The market is estimated to pick up in 2022. According to Statista, the market is forecast to expand at a CAGR of ~4% during 2022-26.
One of the major trends observed in U.K. Beauty & Personal care market, was the rise in share of e-commerce in the segment sales. Online sales are estimated to generate 40% of total retail sales in beauty and personal care category.
Australia Air Care Market Overview
Air Care market in Australia is dominated by the scented candles category. The market for scented candles was estimated at $300 million in 2020 and is likely to grow at a CAGR of 5% from 2020 to 2025.
Key trends
a)
It has been observed that many fragrance houses in Australia manufacture premium scented candles and diffusers with a strong “Made in Australia” brand positioning.

b)
There was an increase in demand for private label air care products, as people started preferring value products driven by pricing and product efficacy. For instance, Aldi’s private label brand Purewick saw an increase in demand.

c)
The air care market also saw innovation in packaging and a trend towards manufacturing more eco-friendly products.

The market for branded products is fragmented between International Brands (Yankee, Jo Malone) and Australian candle brands like Ecoya, Glasshouse, and Lumira. Private labels account for 30% of the overall market. Major retailers offering private labels include K Mart, Target, Woolworth, and Coles.
Australia Personal Care Market Overview
According to Mordor Intelligence, the beauty and personal care market in Australia was valued at $3.7 billion in 2020 and is forecast to expand at a CAGR of 3.9% from 2020 to 2026. Among the product category, skin care dominates the market in the beauty and personal care space. This could be attributed to the fact that Australia has the highest rate of skin cancer in the world due to thehigh exposure to ultraviolet radiation over a lifetime, which has led to the adoption of sun protection regimen, including a significant usage of sun protection products.
Some of the leading companies in beauty and personal care products include L’Oréal Australia, Procter & Gamble Australia, Unilever, Estee Lauder, and Colgate-Palmolive.
India Air Care & Personal Care Market
As part of the recent private equity investment in the Indian subsidiary, AT Kearney performed market research for key product forms. The total market at retail prices was estimated to be $2.6 billion, and different categories are expected to grow between 5% — 14% CAGR in next five years. The contract manufacturing opportunity is estimated to be between $458 million to $522 million in 2020 and is expected to grow faster due to increased usage of contract manufacturing by the CPG companies.
The air freshener (aerosol spray) market was estimated at $71 million and is forecasted to grow at a CAGR of 14% from 2020 to 2026. The contract manufacturing market for air fresheners was estimated at $29 million in 2020.
The deodorant market including perfumes was estimated to be $571 million and is anticipated to expand at a CAGR of 7% from 2020 to 2026. The contract manufacturing opportunity in this segment was estimated to be between $143 million and $157 million in 2020. The shampoo market in the hair category was estimated at $957 million in 2020 and is expected to grow at a CAGR of 5% from 2020 to 2026. The contract manufacturing market in this segment was estimated between $129-157 million in 2020.
The hand sanitizer market experienced a sudden spike in demand due to the COVID 19 pandemic, leading to an increases of 1500% in 2020. The retail market for hand sanitizers was valued at $314 million in

2020 while the contract manufacturing market was valued at $50-57 million in 2020, but will likely normalize growth from 2020 to 2026. The disinfectant spray category experienced similar increased demand of 220% during 2020. The retail market for disinfectant spray was estimated at $214 million in 2020 and the contract manufacturing market was valued in the range of $57-64 million in 2020, but the demand is likely to stabilize from 2020 to 2026.
Other personal care and health & hygiene categories including shaving products, face wash, lip balm, pain relief, and baby oils , is estimated to expand at a CAGR of 7% from 2020 to 2026 from $429 million in 2020. The contract manufacturing market for this segment was valued in the range of $50-57 million in 2020.
The major industry drivers include increased penetration, new innovations, exurban expansion, and low-cost operations.
The table below reflects the target market by product and the market opportunity in India:
Product Categories	Retail Market ($ million)	Expected CAGR 2020-2026	Contract Manufacturing Market 2020 ($ million)
Air Fresheners (non-solid)	71	14%	29
Deodorants	571	7%	143-157
Shampoo	957	5%	129-157
Hand Sanitizers	314	*	50-57
Other Personal Care and health & Hygiene category	429	7%	50-57
Disinfectant Spray	214	*	57-64
Sub-total	$2,557		$458-$522

Note *:  The hand sanitizer and disinfectant spray markets are likely to stabilize during the forecast period after the exceptional growth in 2020 due to COVID-19.
Key trends in contract manufacturing market (India)
a)
The rise of D2C brands, with beauty and personal care categories likely to expand at a CAGR of 9% to reach $28 Billion by 2025 is likely to create contract manufacturing opportunities. These D2C brands work on an asset-light models and want to scale up quickly without incurring significant capex

b)
Large brands are looking to outsource “non-core” product to achieve cost efficiencies and optimization.

c)
There is moderate-to-high stickiness with contract manufacturers driven by qualification lead times, trust and scale considerations. Change of suppliers is infrequent and is typically driven by service level issues, significant change in cost structures, product innovation or supplier base consolidations.

Competitive landscape: The contract manufacturing market in India is fragmented with key players each having a 5-6% market share. A majority of the players are located in the northern and western part of the country. Key competing players include Sai Corporation, Vanesa Care, Midas Care, Accra Pac, Pontika, Rubicon, Stella Industries and Indus Spray.
Primacy Industries is the only leading contract manufacturer located in the state of Karnataka in South India in the Home Fragrance, Beauty and Personal care categories. Its location provides a significant competitive advantage compared to other players especially for brands and retailers looking to reduce their logistic and shipment costs and expand their market share in South India covering the five states of Karnataka, Andhra Pradesh, Tamilnadu and Kerala Primacy Industries adheres to international standards of manufacturing and quality and gets certified by large U.S. and European retailers regularly, which makes it a supplier and partner of choice for many large reputed brands and retailers in India.

Competitive Strengths
GP Global believes the following competitive strengths contribute to its ongoing success:
Value added partnership and deep entrenched relationships with our customers
We have several decades of working relationships with our customers which include some of the largest retailers in the U.S. and Europe and have collaborated with them to build and grow their business by offering the best value proposition for their consumers. Leveraging strong capabilities in market trend analysis, design, fragrance selection and quality, we have co-developed market leading products for several years. We continually invest in new capabilities in areas of manufacturing, supply chain and digital sales to expand product features and add new forms in adjacent categories for the benefit of our customers. Our in-house digital marketing expertise is one such unique customer offering. Recently, the large omni channel retailers in the U.S. have been seeking business partners who have digital marketing capabilities. We believe that our scale of operations along with the demonstrated ability to supply high quality, high value products that are synchronized with ever changing consumer tastes provides us a significant competitive advantage over our competitors and new entrants.
Valuable, Hard-to-Replicate Global Sourcing, Manufacturing and Distribution Network
We believe our global sourcing, global manufacturing, and global distribution capabilities creates a strong competitive advantage relative to certain competitors and new entrants in the home fragrance category.
Our scale of operations, global sourcing capability and longstanding relationships with suppliers allows us to source high quality input materials at the best prices. Our sourcing network in India fits perfectly with the ‘China Plus One’ strategy of many of our customers.
Our strategically located manufacturing facilities in the U.S. and India allows us to offer the right value proposition at competitive costs across market tiers. It also allows us to offer hybrid fulfilment models to our customers. Due to our manufacturing presence in the USA, we are well -positioned to manage supply chain disruptions over our competitors and new entrants.
We also own and operate a large distribution facility that supports wholesale distribution as well as direct-to-consumer distribution. Additionally, we have experience in supporting our customers with direct import options. Our distribution system is also highly scalable, resulting in the ability to drive higher margins on incremental revenues and enabling us to realize significant cost savings when integrating acquired brands into our established platform. We believe it would be expensive and time consuming for a competitor to replicate the breadth and capabilities of our distribution network.
Experienced, Hands-On Management Team
Our management team has extensive experience in the home fragrance and home décor business and includes a combination of those with long tenure and knowledge of our organization and those who bring years of experience at other similar companies. Our senior management team members have an average of 25 plus years of relevant experience across key business functions.
Established leadership in U.S. and India for growth in mature and emerging economies
A large portion of our revenue comes from the U.S. market. Additionally, our India business has delivered double digit growth in recent years, and we have established ourselves as a go-to contract manufacturing partner for brands in personal care, hygiene, and hair care categories. Some of these brands have international presence and we can leverage our in-house R&D and product development expertise to expand into new product categories in mature markets.
Digital & Analytics Centers of Excellence
Our in-house digital team has experience in managing owned websites as well as third party platforms such as Amazon, Walmart and Zulily. The digital marketing team is based in the U.S. and supported by resources in India. In-house digital marketing expertise also provides a unique competitive advantage to the Company while pitching for new business from new and existing retail clients. Most of the large retailers in the U.S. are now actively seeking business partners who have digital marketing capabilities. The Company also uses a host of digital and analytics tools to provide consumer insights across the purchase ecosystem from brand discovery to post purchase consumer experience.
Business Strategy
GP Global intends to leverage its competitive strengths to increase shareholder value through the following core strategies:
Expand Organically By Leveraging Decades of Entrenched Customer and Supplier Relationships
Our footprint in the core air care markets and broad supplier relationships, combined with regular interaction with our large and diverse customer base, provides us with key insights and positions us to be a critical link in the supply chain for home fragrance and personal care products. Our suppliers benefit from our access to the world’s largest retailers. In turn, our customers benefit from our broad product offerings, cost competitiveness stemming from low-cost manufacturing and global sourcing capabilities as well as effective customer service. We believe that our strengths in the marketplace will enable the Company to expand and broaden the market share in the home fragrance category as well as expand in adjacent product categories.
Grow Contract Manufacturing Business in Emerging Markets
In the last several years, GP Global has established itself as a leading contract research and manufacturing services company with a catalogue of over 600 distinct personal care products, including products for body care, skin care and hair care. In India, we work with leading international brands and provide end-to-end solutions from R&D, to sourcing raw materials, to product development and supply chain. We foresee significant growth opportunities in the expanding Indian market and in other markets.
Expand E-commerce Reach
GP Global owns and operates several leading direct-to-consumer e-commerce websites in its industry. We have seen significant growth in traffic and engagement on our websites colonialcandle.com and manlyindulgence.com. We have made significant investments in building digital integrated marketing and analytics capabilities. Our experienced team also has expertise in managing pure play channels such as Amazon, Walmart, and Zulily, as well as social channels such as Facebook and Instagram. GP Global also invested in a direct-to-consumer business, which has delivered growth of 20x in seven years and has become a leading home fragrance business in the direct-to-consumer channel. We believe that we have significant growth opportunities across digital channels.
Enhance Operating Margins
We expect to enhance our operating margins as the business expands through a combination of reduced input costs, increased operating efficiencies and realization of benefits through leveraging existing assets and distribution facilities. Additionally, we expect the operating margins to increase as the product mix continues to evolve to include a greater portion of branded products and increase share of revenue from direct-to-consumer channels.
Improve cash conversion cycle
We operate in a working-capital intensive business due to the seasonal nature of the business, and therefore recognize the importance of managing the cash conversion cycle. We have implemented several initiatives to achieve discipline in managing inventory, including but not limited to, partnering with customers’ demand planning teams for forecast planning, developing sales network to sell-off excess and discontinued inventory in a timely manner, and collaborating with suppliers in lead-time management.
Be the Employer of Choice
We believe that our employees are a key driver of our success. We aim to recruit, train, promote and retain the most talented and engaged personnel in the industry. We embrace diversity, inclusion and belonging, and strongly believe that a truly consumer-focused workforce should be as diverse as the customers it serves and leverage the skills and perspectives of a wealth of backgrounds of our team members. Our size and scale enable us to offer structured training and career path opportunities to our employees. We are committed to being the employer of choice in our communities and industry. In India, women constitute 80% of GP Global’s workforce compared to national average of 22.1% (as per World Bank Data 2018). The Company also works with the local community to create job opportunities for local artisans and craftsmen.
Fiscal year 2020 and 2021 Overview
GP Global’s operating results are primarily impacted by economic changes consequently; we monitor the retail environment using certain key industry performance indicators including comparable store sales performance and year-over-year change in point-of-sale metrics. These touch points can provide insight into consumer spending patterns and shopping behavior in the current retail environment and assist us in assessing our performance as well as the potential impact of industry trends on our future operating results. Additionally, we evaluate several key internal performance indicators including comparable sales, gross profit, operating income, and other operational performance metrics such as OTIF (on-time and in-full) scores, inventory turns and working capital efficiency in assessing our performance.
The Covid-19 pandemic had a profound impact on the retail industry including GP Global’s business. In response, we led with an emphasis on safety to support customers, partners, and our companies. We focused on continuing to deliver in accordance with our existing standards while implementing additional Covid protocols in all aspects of our operations, including manufacturing, distribution, and administration. We also implemented cost reduction strategies and focused on improving efficiency.
During fiscal year 2021, we took several important steps to improve the business, including:
Structuring our customer mix and focusing on a select group of customers that supported our values of ‘commit only to what we can deliver with excellence’ and ‘profits over sales’.
Improving margins by driving productivity and overhead savings.
Achieving growth in digital marketing, e-commerce, and international businesses.
Managing inventories with discipline, including working with suppliers to identify opportunities to reduce material costs to increase margin rates.
COVID-19
Beginning late in the fourth quarter of 2019 through 2020 and into 2021, COVID-19 emerged and subsequently spread globally, ultimately being declared a pandemic by the World Health Organization. The pandemic resulted in various federal, state and local governments, as well as private entities, mandating restrictions on travel and public gatherings, closure of non-essential commerce, stay at home orders and quarantining of people to limit exposure to the virus. The Company’s global operations, similar to those of many large, multi-national corporations, experienced significant COVID-19 related disruption to its business in three primary areas:
Supply chain
A majority of the Company’s factories were considered essential in their applicable jurisdictions and remained operational. The candle-making factories in India were closed for a period of 3 to 4 weeks in March 2020 in accordance with state government guidelines. By the end of the third quarter of 2020, substantially all of the Company’s manufacturing and distribution facilities reopened and were operating at or near capacity. Since then, the Company’s facilities have replenished most of the inventory levels that were depleted by lost production during the temporary closure periods. The Company does, however, continue to face intermittent supply and labor shortages, capacity constraints, and transportation and logistical challenges and expects these conditions to persist until the current economic and public health environment improves globally.

Retail
While the Company’s largest retail customers experienced a surge in sales as their stores remained open, a number of secondary customers, primarily in the fast fashion, specialty and department store channels, temporarily closed their brick-and-mortar doors in March 2020 and only reopened in certain regions where conditions improved towards the end of the second quarter of 2020. These dynamics, in combination with some retailers’ prioritization of essential items, have had a meaningful impact on the Company’s traditional ordering patterns.
Consumer demand patterns
During the quarantine phase of the pandemic, consumer purchasing behavior strongly shifted to certain focused categories, which benefited the Company.
During the pandemic, the Company focused on protecting the health and well-being of its employees; maintaining financial viability and business continuity; and keeping manufacturing facilities and distribution centers operating, where permitted and deemed prudent, to provide products to our customers. The Company put in place internal protocols including the establishment of a COVID-19 task force to monitor the situation, as well as communications and guidance issued by foreign, federal, state, and local governments. The Company instituted work-from-home policies for employees able to work remotely in various locations around the world and implemented several precautionary measures at its manufacturing plants, warehouses, distribution centers and R&D centers to reduce contact and improve the personal safety of our frontline employees. As part of the Company’s efforts to contain costs and maintain financial liquidity and flexibility, it instituted a hiring freeze for non-essential roles, tightened discretionary spending, reduced non-essential travel, and optimized advertising and promotional expenses.
GP Global’s business operations and financial performance for the fiscal years ending 2020 and 2021 were materially impacted by the COVID-19 pandemic.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GP GLOBAL
Introduction
GP Global (‘Company”) is a holding company that conducts substantially all its business operations through its direct and indirect subsidiaries Primacy Industries Limited, MVP Group International, Inc. and Primacy Global Enterprises Private Limited (the Company together with its subsidiaries is referred to as the “Group”). Primacy Global Enterprises is currently dormant. The consolidated financials of GP Global represent the combined financial performance of these companies.
GP Global was incorporated in Dubai, United Arab Emirates in 2009. The Company has operating subsidiaries in India and the USA. The Company and its subsidiaries is a leading manufacturer of innovative, quality scented candles in the industry. Operating out of Mangalore, India, and Elkin, North Carolina, the Group caters to the retail sector in the USA, Europe, Australia and India.
Group structure as on March 31, 2021
On October 12, 2010, the Company acquired Primacy Industries and MVP Group. The Company owns 91.30% in Primacy Industries, which was incorporated in India in 2004. MVP Group was incorporated in 1998 in the State of Kentucky. The Company and Primacy Industries own 99.97% of MVP Group. Primacy Global Enterprises was incorporated in India in 2010 and Primacy Industries owns 98% of that entity.
Management’s discussion and analysis of financial condition and results of operations is provided as a supplement to the consolidated financial statements, and the accompanying notes thereto, contained elsewhere in this proxy statement, to help provide an understanding of our financial condition and results of operations. This management’s discussion and analysis of financial condition and results of operations is presented as follows:
•
Results of operations.   This section provides an analysis of our results of operations for the fiscal years ended March 31, 2021, March 31, 2020 and six month interim period ended September 30, 2021. This analysis is presented on a consolidated basis.

•
Liquidity and capital resources.   This section provides an analysis of our liquidity and capital resources as of March 31, 2021. The discussion of our liquidity and capital resources includes recent debt restructurings.

•
Critical accounting policies.   This section identifies those accounting policies that are considered important to GP Global’s results of operations and financial condition, require significant judgement and/or involve significant management estimates. GP Global’s significant accounting policies, including those considered to be critical accounting policies, are summarized in Note 2 to the consolidated financial statements for the fiscal years ended March 31, 2021 and March 31, 2020, in each case, contained elsewhere in this proxy statement.

Results of Operations
Six-Month Period Ended September 30, 2021
Consolidated Results
The following table summarizes the operating results of GP Global for the six-month period ended September 30, 2021 (in USD thousands):
Period Ended Sep 2021
Revenues	45,730
Cost of revenue	35,733
Gross Profit	9,997
Selling, general & administrative expenses	13,493
Depreciation & amortization	1,239
Total operating expenses	14,732
Operating Income (Loss)	(4,735)
Interest Income	(50)
Interest Expenses	3,686
Other (Income), net	(6,333)
Total Other Expenses	2,697
Profit/ (Loss) before income taxes	(2,038)
Income tax expense including deferred taxes	109
Net income/(loss) after tax	(2,147)
Share of (profit)/loss on equity accounted investment	(773)
Net loss attributable to noncontrolling interests	(93)
Net loss attributable to owners	(1,280)
Total Revenues
The GP Global consolidated revenue includes revenue from MVP Group, Primacy Industries and Primacy Global Enterprises. Primacy Industries also supplies products to MVP Group for onward sale to customers. For the six-month period ended September 30, 2021, MVP Group, Primacy Industries and Primacy Global Enterprises revenues represented 59%, 41% and 0%, respectively, of the total revenues of GP Global. Primacy Global Enterprises did not carry out any major business operations during this reference period as a part of group business strategy. The revenue also reflects the seasonality in the business. Revenue generally starts growing from the second quarter of the fiscal year ended March 31 and peaks during the third quarter of the fiscal year, which is regarded as the seasonal period due to various holidays such as Thanksgiving, Halloween and Christmas wherein demand for the Company’s products is higher.

Revenue by Geographical Location
Figures in USD thousands
Period Ended Sep 2021
Revenue by Geographical Location
USA	27,564
India	9,997
U.K.	3,985
Australia	2,875
Other Countries	1,309
Total Revenue	45,730
GP Global’s U.S. revenue of $27.56 million for the six-month period ended September 30, 2021 was 60% of the overall revenues. The six-month period ended September 30, 2021 share of revenue from the geographies of India, U.K. and Australia was 22%, 9% and 6%, respectively. In comparison, for the fiscal year ended March 31, 2021 U.S. revenues comprised 72% of total revenue while India, U.K. and Australia contributed 18%, 5% and 4%, respectively, to the total revenue.
Gross profit
Gross profit for the six-month period ended September 30, 2021 was $10 million. The gross profit margin for the period was 22%. In comparison, GP Global recorded a gross profit margin of 21% for the fiscal year ended March 31, 2021 and 14% for the fiscal year ended March 31, 2020. The group has achieved improvement in gross profit margin over the stated periods. MVP Group responded swiftly to the increases in global commodity prices, higher ocean freight costs and supply chain challenges, and implemented several margin protection initiatives such as negotiating price increases with key customers, re-engineering products with customers, and other profit improvement initiatives.
Administration expenses
Administration expenses for the six-month period ended September 30, 2021 were $13.49 million. Administration expenses as a percentage of revenues, for the period were 29%. In comparison, GP Global recorded administration expenses of 21% of revenues for the fiscal year ended March 31, 2021 and 27% for the fiscal year ended March 31, 2020. The seasonality of the business result in varying spread of expenses over the six month period as compared to the fiscal year.
Interest expense
The interest expense was $3.69 million for the six month period ended September 30, 2021. This was lower than the corresponding previous period interest expense. The reduction was primarily driven by the concessions availed by MVP Group under its debt restructuring exercise in May 2021, as described later in the document under the Recent Developments section.
Profit/ loss before income taxes
GP Global’s loss before income taxes was $2.04 million for the six month period ended September 30, 2021 as a result of the factors described above including administrative expenses and interest payments.
Income tax expense and Net Income/ loss
GP Global’s income tax expense was $0.11 million for the six month period ended September 30, 2021. This comprised current tax, deferred tax and tax pertaining to earlier period. GP Global’s net loss, before share of profit on equity accounted investment, was $2.15 million for the six month period ended September 30, 2021.

Non-controlling interest
To the extent a subsidiary is not wholly owned, any related non-controlling interests are included as a separate component of Shareholders’ Equity and excluded from the profit/ loss for the consolidation purpose. Accordingly, GP Global had $0.09 million of losses attributable to non-controlling interests for the six month period ended September 30, 2021. There are minority holders with non-controlling interest of 7% holding in MVP Group, 8.88% in Primacy Industries and 2% in Primacy Global Enterprises as on September 30, 2021.
Comparison of Fiscal Years Ended March 31, 2021 and March 31, 2020
Consolidated Results
Income Statement
The following table summarizes operating results of GP Global for fiscal years ended March 31, 2020 and March 31, 2021 (in USD thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Revenues	125,402	154,568	(29,166)	(19)%
Cost of revenue	99,327	133,313	(33,986)	(25)%
Gross Profit	26,075	21,256	4,820	23%
Selling, general & administrative expenses	25,968	41,623	(15,655)	(38)%
Depreciation & amortization	2,764	2,730	34	1%
Total operating expenses	28,732	44,353	(15,621)	(35)%
Operating Income (Loss)	(2,657)	(23,098)	20,441	(88)%
Interest Income	(211)	(323)	112	(35)%
Interest Expenses	11,070	13,280	(2,210)	(17)%
Other Income, net	(1,351)	(3,469)	2,118	(61)%
Total Other Expenses	(9,508)	(9,488)	(20)	0%
Profit/ (Loss) before income taxes	(12,165)	(32,586)	20,420	(63)%
Income tax expense including deferred taxes	365	285	79	28%
Net income / (loss)	(12,530)	(32,871)	20,341	(62)%
Share of (profit)/loss on equity accounted investment	(1,419)	(38)	(1,381)	3594%
Net loss attributable to noncontrolling interests	(719)	(2,241)	1,522	(68)%
Cumulative translation adjustments	(226)	513	(739)	(144)%
Total comprehensive income/ (loss)	(11,337)	(32,320)	20,983	(65)%
Total Revenues
The GP Global consolidated revenue includes revenue from MVP Group, Primacy Industries and Primacy Global Enterprises. Primacy Industries also supplies products to MVP Group for onward sale to customers. For fiscal year ended March 31, 2021, MVP Group, Primacy Industries and Primacy Global Enterprises revenues represented 70%, 29% and 1%, respectively, of the total revenues of GP Global. For fiscal year ended March 31, 2020, MVP Group, Primacy Industries and Primacy Global Enterprises, revenue comprised 82%, 17% and 1% share respectively, of the total revenues of GP Global.
Total revenues decreased by $29.17 million, or 19%, from $154.57 million for the fiscal year ended March 31, 2020 to $125.40 million for the fiscal year ended March 31, 2021. The decline in revenue was primarily in MVP Group from $126.66 million in fiscal year ended March 31, 2020 to $88.32 million in fiscal year ended March 31, 2021. Primacy Industries revenue increased to $36.09 million for fiscal year ended March 31, 2021 as compared to $25.52 million for fiscal year ended March 31, 2020, which is also reflected in the increased share of revenue from Primacy Industries in total revenue for fiscal year ended March 31, 2021.
The decline in MVP Group revenues in the fiscal year ended March 31, 2021 was due to a combination of factors. One of the key factors was the adverse market condition due to Covid-19 related disruptions and resultant changes in consumer preferences, such as fewer parties, and events, and therefore a reduced demand for candles and home décor products and affecting the entire market. For example, revenues from candle sales to our largest customer declined from approximately $50.5 million in the fiscal year ended March 31, 2020 to approximately $42.5 million in the fiscal year ended March 31, 2021. Several of our customers had to close their stores for extended period of time in the first quarter of fiscal year ended March 31, 2021 due to Covid-19 and relatively fewer orders were placed by such customers in the second quarter of the fiscal year ended March 31, 2021 as a matter of precaution. Due to some internal supply chain challenges we could not meet some customer orders on timely basis during the holiday and harvest season of fiscal year ended March 31, 2020. Resultantly, the key customers awarded contracts to alternate suppliers, which also led to decrease in orders for fiscal year ended March 31, 2021. Revenue from one of the largest discount retailer significantly reduced from $27 million in the fiscal year ended March 31, 2020 to $4.5 million in the fiscal year ended March 31, 2021. MVP Group also discontinued certain unviable or low profit businesses which reduced the revenue by approximately $1.30 million for fiscal year ended March 31, 2021. Decreases in private label and licensed brand sales was marginally offset by increases in GP Global’s own brand sales by approximately $1 million in fiscal year ended March 31, 2021 due to increase in sales of Manly Indulgence and Colonial Candle, one of the oldest brands in MVP Group’s portfolio.
In comparison, Primacy Industries revenue increased to $36.09 million for fiscal year ended March 31, 2021 as compared to $25.52 million for fiscal year ended March 31, 2020. Primacy Industries’ shortfall in revenues from traditional products was offset with a strong increase in revenue in the contract manufacturing business in the health and hygiene segment including products like sanitizers and other health products relating to the Covid-19 pandemic.
Revenue by Geographical Location
Figures in USD thousands
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Revenue by Geographical Location
USA	90,614	129,253	(38,638)	(30)%
India	22,437	13,006	9,431	73%
U.K.	6,647	3,383	3,264	96%
Australia	4,937	4,654	283	6%
Other Countries	766	4,272	(3,505)	(82)%
Total Revenue	125,402	154,568	(29,144)	(19)%
GP Global’s U.S. revenue decreased by $38.64 million, or 30%, to $90.61 million for the fiscal year ended March 31, 2021, from $129.25 million for the fiscal year ended March 31, 2020. This reduction was primarily driven by the decline in MVP Group revenues during the referenced period as discussed above. Comparatively, revenues from the Indian market increased by $9.43 million, or 73%, to $22.44 million for the fiscal year ended March 31, 2021 from $13.01 million for the fiscal year ended March 31, 2020 driven by Primacy Industries performance in the contract manufacturing business. The U.K. market also witnessed a strong growth of $3.26 million, or 96%, to $6.65 million for the fiscal year ended March 31, 2021 from $3.38 million for the fiscal year ended March 31, 2020. For the fiscal year ended March 31, 2021 U.S. revenues comprised 72% of total revenue while India, U.K. and Australia contributed 18%, 5% and 4%, respectively, to the total revenue.

Cost of revenues and gross profit
Figures in USD thousands
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Cost of revenues	95,815	114,224	(18,409)	(16)%
Exceptional items	3,512	19,093	(15,581)	(82)%
Total cost of revenues	99,327	133,317	(33,990)	(25)%
Gross profit	26,075	21,256	4,820	23%
GP Global’s cost of revenues, excluding exceptional items, decreased by $18.41 million, or 16%, to $95.82 million for the fiscal year ended March 31, 2021, from $114.22 million for the fiscal year ended March 31, 2020. Cost of revenues, excluding exceptional items, as a percentage of revenues increased to 76% in fiscal year ended March 31, 2021 as compared to 74% during the previous period. Total cost of revenues as a percentage of revenues decreased primarily because of lower exceptional items in the fiscal year ended March 31, 2021.
Exceptional items decreased by $15.58 million, or 82%, to $3.51 million for the fiscal year ended March 31, 2021 from $19.09 million for the fiscal year ended March 31, 2020. The exceptional items for the fiscal year ended March 31, 2020 were mainly comprised of demurrage costs and customer chargebacks for the MVP Group. Demurrage costs pertain to penalty charges paid to ocean carriers because of delays in payments to suppliers of imported materials and resulting delays in getting material released at the port. The costs were one-time in nature due to supply chain constraints affecting GP Global in the fiscal year ended March 31, 2020. Management intends to address this issue by planning production and supplies based on rolling customer’s sales order, which have supply related timelines. MVP Group incurred high chargebacks from customers in the fiscal year ended March 31, 2020 due to supply chain issues, which resulted in a failure to deliver customers’ orders on time and the customers made deductions from payments during fiscal year ended March 31, 2020 and fiscal year ended March 31, 2021. Customer chargebacks also include damages paid to customers for violation of contract term and delivery shortages and are considered by the management to be exceptional one-time occurrences.
Eliminating the supply-chain related exceptional costs in fiscal year ended March 31, 2021 resulted in an increase in gross profits to $26.08 million in the fiscal year ended March 31, 2021, or 23% improvement over the gross profit of $21.26 million in fiscal year ended March 31, 2020. GP Global recorded a gross profit margin of 21% for the fiscal year ended March 31, 2021 as compared to 14% for the fiscal year ended March 31, 2020. Increase in gross margin in fiscal year ended March 31, 2021 was also a reflection of increase in online sales (direct to consumer).
Administration expenses
Figures in USD thousands
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Selling, general & administration expenses	25,968	41,623	(15,655)	(38)%
Total selling, general and administration expenses decreased by $15.66 million, or 38%, to $25.97 million for the fiscal year ended March 31, 2021 from $41.62 million for the fiscal year ended March 31, 2020. Expressed as a percentage of revenues, administration expenses decreased to 21% for the fiscal year ended March 31, 2021 from 27% for the fiscal year ended March 31, 2020. The reduction in administration expenses was predominantly a result of decrease in expenses of MVP Group from $25.53 million in fiscal year ended March 31, 2020 to $13.56 million in fiscal year ended March 31, 2021, a reduction of 47%. Key cost reductions achieved by MVP Group included employee costs, travel costs, and marketing expenses.

Interest expense
Our interest expense decreased by $2.21 million, or 17%, to $11.07 million for the fiscal year ended March 31, 2021 from $13.28 million for the fiscal year ended March 31, 2020. This was primarily driven by a reversal of interest that was being accrued on inter-company accounts payable.
Profit/ loss before income taxes
GP Global’s loss before income taxes decreased by $20.42 million, or 63%, to a loss of $12.17 million for the fiscal year ended March 31, 2021 from loss before income taxes of $32.59 million for the fiscal year ended March 31, 2020 as a result of many of the factors described above including a reduction in exceptional items, administrative expenses and interest payments.
Income tax expense
GP Global’s income tax expense increased by $0.08 million, or 28%, to $0.36 million for the fiscal year ended March 31, 2021 from $0.28 million for the fiscal year ended March 31, 2020. Current income tax expense increased to $0.17 million for the fiscal year ended March 31, 2021 as compared to $0.12 million for the fiscal year ended March 31, 2020.
Net income/ loss
GP Global’s net loss, before share of profit on equity accounted investment, decreased by $20.34 million, or 62%, to a loss of $12.53 million for the fiscal year ended March 31, 2021 from loss of $32.87 million for the fiscal year ended March 31, 2020 because of the factors described above.
Non-controlling interest
To the extent a subsidiary is not wholly owned, any related non-controlling interests are included as a separate component of Shareholders’ Equity and excluded from the profit/ loss for the consolidation purpose. Accordingly, GP Global had $0.72 million of losses attributable to non-controlling interests for the fiscal year ended March 31, 2021 and $2.24 million of losses attributable to non-controlling interests for the fiscal year ended March 31, 2020. There are minority holders with non-controlling interest of 7% holding in MVP Group, 8.7% in Primacy Industries and 2% in Primacy Global Enterprises.
Non-GAAP Financial Measures
While GP Global prepares its consolidated financial statements in accordance with GAAP, it also utilizes and presents certain financial measures that are not based on GAAP (referred to as “Non-GAAP”). In addition to GP Global’s financial results determined in accordance with GAAP, GP Global believes that EBITDA and Adjusted EBITDA (each as defined below), are useful measures in evaluating its financial and operational performance distinct and apart from financing costs, certain non-cash expenses and non-operational expenses.
Management believes that these Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP. GP Global endeavors to compensate for the limitation of the Non-GAAP financial measures presented by also providing the most directly comparable GAAP measures.
GP Global uses Non-GAAP financial information to evaluate its ongoing operations and for internal planning, budgeting and forecasting purposes. GP Global’s management believes that Non-GAAP financial information, when taken collectively, may be helpful to investors in assessing its operating performance and comparing its performance with competitors and other comparable companies. Readers should review the reconciliations below but not rely on any single financial measure to evaluate GP Global’s business.
EBITDA and Adjusted EBITDA
“EBITDA” is defined as earnings (loss) before income tax adjusted for interest expense; depreciation expense, and amortization expense. “Adjusted EBITDA” includes additional adjustments to EBITDA such as demurrage expense; unapproved deductions; and other special items as determined by management, which it does not believe to be indicative of its underlying business trends. EBITDA and Adjusted EBITDA are intended as supplemental financial measures of GP Global’s performance that are neither required by, nor presented in accordance with GAAP. GP Global believes that the use of EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results, trends, and in comparing its financial measures with those of comparable companies, which may present similar Non-GAAP financial measures to investors.
However, readers should be aware that when evaluating EBITDA, and Adjusted EBITDA, GP Global might incur future expenses similar to those excluded when calculating these measures. In addition, the presentation of these measures should not be construed as an inference that its future results will be unaffected by unusual or nonrecurring items. GP Global’s computation of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because not all companies may calculate EBITDA and Adjusted EBITDA in the same fashion.
The following table reconciles profit/ loss after income tax to EBITDA (in USD thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Loss after income tax	(12,530)	(32,871)	20,341	(62)%
Tax expense	365	285	79	28%
Interest expense, net	10,859	12,958	(2,099)	(16)%
Depreciation & amortization	2,764	2,730	34	1%
EBITDA	1,458	(16,898)	18,356	(109)%
The following table reconciles EBITDA to Adjusted EBITDA (in USD thousands):
	For the Fiscal Year Ended March 31,
	2021	2020
EBITDA	1,458	(16,898)
Supply chain disruption, demurrage expenses(1)	3,512	19,093
Customer Chargebacks(1)	884
Covid-19 induced operating expenses in MVP Group(2)	718
One-time information technology and other expenses(3)	90
Expenses on business right-sizing(4)		906
Bank charges	71	917
One-time legal & professional expenses in MVP Group(5)	108
One-time legal & professional expenses in Primacy Industries(5)	83	125
Covid-19 impact expenses in operations in Primacy Industries(6)	400	73
Adjusted EBITDA	7,325	4,216
GP Global’s EBITDA increased by $18.36 million, or 109%, to $1.46 million for the fiscal year ended March 31, 2021 as compared to $(16.90) million for the fiscal year ended March 31, 2020 primarily as a result of a combination of an increase in gross profit of $4.82 million and a reduction in selling, general & administrative expenses of $15.65 million. Expressed as a percentage of total revenue, EBITDA margin increased to 1% for the fiscal year ended March 31, 2021 from (11%) for the fiscal year ended March 31, 2020.
GP Global’s Adjusted EBITDA amounted to $7.32 million for fiscal year ended March 31, 2021 and $4.22 million for the fiscal year ended March 31, 2020. The Adjusted EBITDA increased by $3.11 million for the fiscal year ended March 31, 2021 as compared to the previous fiscal year. Expressed as a percentage of total revenue, Adjusted EBITDA margin was 6% for the fiscal year ended March 31, 2021 and 3% for the fiscal year ended March 31, 2020.
(1)
Supply chain related one-time expenses related to demurrage incurred in shipping due to delayed shipments during fiscal years ended March 31, 2020 and March 31, 2021. The delayed delivery of products to the customers also led to customer chargebacks.

(2)
Covid-19 impact operational expenses in MVP Group include the expenses incurred in the factory and distribution center on safety equipment, and overtime cost incurred due to lower productivity because of social distancing protocols during the fiscal year ended March 31, 2021.

(3)
MVP Group incurred expenses due to early termination of information technology contracts which has been considered as a one-time expense in the income statement.

(1)
GP Global implemented certain initiatives in the last quarter of fiscal year ended March 31, 2020 to right size the business in face of reduced business forecast exaggerated by the Covid-19 pandemic, for which it incurred certain one-time expenses including towards severance.

There were certain legal and professional costs related to debt restructuring, fund raising, and Covid-19 related supplier overdue settlements in both MVP Group and Primacy Industries, which were non-recurring in nature.
Covid-19 impact on operational expenses in Primacy Industries for the fiscal year ended March 31, 2021 include expenses on air lifting of the raw materials on accounts of logistic constraints, unabsorbed fixed costs of certain manufacturing units which were operating at suboptimal level/ non-operational due to Covid-19 restrictions, additional costs incurred towards providing transportation facilities to the employees during Covid-19 affected period amongst others.
Liquidity and Capital Resources
Capital Resources at March 31, 2021
At March 31, 2021, GP Global had $176.47 million of debt, $3.56 million of cash and equivalents (including $0.40 million of restricted cash balance) and net debt of $172.91 million (defined as total debt, less cash and equivalents).
Figures in USD thousands
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Cash provided by (used in):
Operating activities	(202)	8,835	(9,037)	(102)%
Investing activities	(141)	(1,501)	1,360	(91)%
Financing activities	108	(6,998)	7,106	(102)%
Operating Activities
Cash deployed in operating activities was $0.20 million for the fiscal year ended March 31, 2021 compared to cash generation of $8.84 million for the fiscal year ended March 31, 2020. The primary driver of the $9.04 million increase in cash deployed in operating activities during the fiscal year ended March 31, 2021 was due to the combination of a decrease in operating loss before working capital changes from $32.37 million in fiscal year ended March 31, 2020 to $5.89 million in fiscal year ended March 31, 2021 and from changes in working capital. In the fiscal year ended March 31, 2021, the inventory reduction released $16.58 million and trade payables and other liabilities reduction deployed $14.08 million in the operating cash flows.

Investing Activities
Cash used in investing activities was $0.14 million for the fiscal year ended March 31, 2021 compared to $1.5 million for the fiscal year ended March 31, 2020. The decrease in cash used in investing activities was primarily due to lower investments in property, plant and equipment and intangible assets.
Financing Activities
Cash provided by financing activities was $0.11 million for the fiscal year ended March 31, 2021 compared to cash deployed in financing activities of $7 million for the fiscal year ended March 31, 2020. Cash provided by financing activities for the fiscal year ended March 31, 2021 and deployed in the fiscal year ended March 31, 2020 predominantly consisted of net funding from long-term borrowings of $0.54 million and deployment of $8.28 million respectively. Borrowings for the fiscal year ended March 31, 2021 also include a PPP loan for the amount of $4.37 million availed by MVP Group under the CARES Act as explained under a separate section below.
Liquidity
GP Global’s primary sources of liquidity are the cash flows generated from our subsidiaries’ operations, available cash and equivalents and funds available for drawing under our secured line of credit and loans. These sources of liquidity are needed to fund our debt service requirements, working capital requirements, capital expenditure requirements, dividends, and retirement of or refinancing of our outstanding debt.
Debt Capital Structure and Terms of Indebtedness
GP Global has been the borrower under a combination of various debt facilities including bank line of credit, term loan, pre-shipment credit, post-shipment credit, and inter-corporate loan with a number of banks including Bank of Baroda, Canara Bank, South Indian Bank and others. From time to time, we may incur additional indebtedness for, among other things, working capital, repurchasing, redeeming or tendering existing indebtedness and acquisitions or other strategic transactions.
Revolving Line of Credit
MVP Group has a $100 million revolving line of credit with Bank of Baroda. The bank renewed the line of credit on May 21, 2020 and then again on May 25, 2021. As of March 31, 2021, and March 31, 2020, the amount used on this line of credit was $101.89 million and $100.58 million respectively.
In May 2021, MVP Group restructured its debt (“Debt Restructuring”) under the Indian central bank debt-restructuring guidelines, covered in more detail, under the Recent Development section herein. As a part of realignment of the debt under the guidelines, the working capital line of credit was bifurcated and realigned into Compulsorily Convertible Debentures of $44.40 million, Working Capital Term Loan of $14.11 million and existing Revolving Line of Credit of $41.49 million. The Compulsorily Convertible Debenture carries a rate of 1% per annum and the Line of Credit will carry a revised interest rate equal to the six-month LIBOR plus 3.25% per annum (as against six-month LIBOR plus 4.75% per annum).
This Line of Credit is secured primarily by all the current assets of MVP Group. In addition, MVP Group’s parent company, Primacy Industries, as well as a shareholder of the parent company, further guarantee this credit line. The Working Capital Term Loan was secured by similar security as the Line of Credit. The Compulsorily Convertible Debentures were unsecured.
Term Loan
a)
During the fiscal year ended March 31, 2013, MVP Group obtained financing from Canara Bank to acquire the Union City distribution facility in Tennessee and the Elkin manufacturing facility in North Carolina. This debt is secured by the two properties. The interest rate was equal to the three-month LIBOR rate plus 4.5% per annum on the outstanding principal balance, payable quarterly until fully paid. Principal payments were $0.63 million per fiscal quarter. As of March 31, 2021, and March 31, 2020, the principal balance outstanding on this borrowing was $5 million and $5.63 million, respectively.

b)
During the fiscal year ended March 31, 2017, MVP Group obtained financing from Canara Bank to upgrade and improve the above warehouse and production facilities. This debt is secured by the two properties. The interest rate was equal to the three-month LIBOR plus 4.5% per annum on the outstanding principal balance, payable quarterly until fully paid. This borrowing facility was for a total of $10.00 million. Principal was due at the rate of $0.27 million per quarter with a final principal payment of $0.21 million. As of March 31, 2021, and March 31, 2020, the principal balance outstanding on this borrowing was $5.07 million and $5.07 million respectively.

c)
During the year ended March 31, 2018, MVP Group entered into a term note with Truist Bank in order to acquire a distribution facility in North Carolina. The principal amount of the note was $1.10 million and was to mature on April 3, 2023. Principal was to be paid in monthly installments of $4,584 for 59 months. The remaining principal and any accrued and unpaid interest was due on the maturity date or at the time the production facility is sold. The interest rate on this note was variable and was based the one-month LIBOR plus 2.25% per annum. As of March 31, 2021, and March 31, 2020, the principal balance on this borrowing was $0.96 million and $0.99 million respectively. This facility was sold subsequent to the year ended March 31, 2021 and full payment was made on the loan at closing.

d)
During the year ended March 31, 2019, MVP Group received a general-purpose term loan for $15.00 million from Bank of Baroda. Principal repayment started in July 2019 at the rate of $1 million per quarter until the full principal balance is paid. The interest rate was equal to the six-month LIBOR plus 4.75% per annum. As of March 31, 2021, and March 31, 2020, the principal balance on this borrowing was $12 million and $12 million respectively.

As part of the Debt Restructuring scheme, all the above term loans totaling to $22.07 million were rescheduled with principal payments set to a new structured payment schedule with the first principal payment on September 30, 2022 and the final payment to be made on June 30, 2025. The new interest rate is a reduced rate of six-month LIBOR plus 3.25% per annum on the outstanding principal balance. Details of the restructuring scheme are covered in the Recent Developments section herein.
e)
Primacy Industries has availed a Rupee Term Loan from Abhyudaya Co-operative Bank which has an outstanding balance of $4.54 million as on March 31, 2021 ($3.86 million as on March 31, 2020). The rate interest as on March 31, 2021 is 11.5% per annum. The loan is repayable in 108 installments of $0.07 million. Land owned by Primacy Industries at Baikampady village is provided as collateral security to the loan. Two directors of Primacy Industries have also provided guarantee for the loan.

f)
Primacy Industries has availed a Rupee Term Loan from Abhyudaya Co-operative Bank Ltd, which has an outstanding balance of $2.14 million as on March 31, 2021 ($1.85 million as on March 31, 2020). The rate of interest as on March 31, 2021 is 11.5% per annum. The loan is to be repaid in 114 equal monthly installments of $0.03 million. The loan facility is secured by land situated at Shivalli village, Udupi District. The loan is guaranteed by two directors of Primacy Industries.

g)
Primacy Industries had availed a Rupee Term Loan from Bank of Baroda which has an outstanding balance of NIL as on March 31, 2021 ($0.03 million as on March 31, 2020). The rate of interest was Marginal Cost of Funds Based Lending Rate (“MCLR”) plus 4.25% per annum. The loan was to be repaid in 24 structured quarterly installments. The loan facility was secured by way of first charge on assets purchased by utilizing the loan and collateral security of first charge on land and building at Mangalore. The loan was guaranteed by the directors of Primacy Industries and corporate guarantee of GP Global.

h)
Primacy Industries has availed a Rupee Term Loan from The South Indian Bank Ltd that has an outstanding balance of $1.08 million as on March 31, 2021 ($0.67 million as on March 31, 2020). The rate of interest is MCLR plus 1.5% per annum. The loan is to be repaid in six quarterly installments of $0.34 million. The loan facility is secured by way of first pari-passu charge on the entire current assets of Primacy Industries and collateral security of second charge on immovable property and second charge on entire fixed assets of Primacy Industries. One of the directors of Primacy Industries has provided guarantee for the loan.

i)
Primacy Industries has availed a term loan from Canara Bank, which has an outstanding balance of $1.43 million as on March 31, 2021 ($1.37 million as on March 31, 2020). The effective rate of interest is 3 months LIBOR plus 4.6% per annum. The loan is repayable in 34 quarterly installments after a moratorium period ending in September 2022. The loan is secured by first charge on land and building situated at Mangalore and hypothecation of plant and machinery financed out of the loan. GP Global and one of the directors of the Primacy Industries have guaranteed the loan.

(j)
Primacy Industries has taken an Indian Rupee inter-corporate unsecured loan from an independent corporate at the rate of interest of 10.15% per annum. The loan is repayable on demand. The outstanding balance as on March 31, 2021 and March 31, 2020 is $0.39 million and $1.42 million, respectively. It has taken another Indian Rupee inter-corporate unsecured loan of $1.34 million at a rate of interest of 1.5% per month. The loan is repayable on demand. The outstanding balance as on March 31, 2021 and March 31, 2020 is $0.98 million and $1.34 million, respectively.

As part of the Debt Restructuring exercise, the above term loans described in subsections e) through i) were rescheduled with a 16 months moratorium on principal repayment from September 1, 2020 to December 31, 2021. The Term Loan repayment schedule was realigned into structured quarterly installments commencing from March 31, 2022 to March 31, 2027. Interest rates were reduced by 1.00%-2.00% per annum range for different banks, as negotiated. Details of the restructuring scheme are covered in the Recent Development section.
Primacy Global Enterprises has obtained unsecured inter-corporate loan from an independent company. The outstanding balance as on March 31, 2021 and March 31, 2020 is $3.62 million and $3.17 million, respectively at rate of 10.25% per annum. The lender is entitled to call back the loan or convert the loan into shares of Primacy Global Enterprises at its option, if sufficient securities are not provided when demanded.
From time to time, GP Global and its subsidiaries receive loans from its majority owner, minority owner and other affiliates.
Working Capital Funding
a)
Primacy Industries has availed a Pre-shipment credit in the form of Packing Credit Limit from Bank of Baroda. The outstanding balance as on March 31, 2021 and March 31, 2020 is $3.82 million and $4.09 million, respectively. The rate of interest is 9.50% per annum for packing credit limit upto 180 days and 4% per annum over tenor based LIBOR for packing credit loan in foreign currency (“PCFC”). It is secured against hypothecation of entire current assets, receivables and all other movable assets, both present and future.

b)
Primacy Industries has a $1.23 million cash credit limit (as a sub-limit of Packing Credit Limit) from Bank of Baroda. The outstanding balance of this cash credit sublimit as on March 31, 2021 and March 31, 2020 is $1.23 million and $1.19 million, respectively at the rate of 9.75% per annum. It is secured by second charge on factory land & building owned by Primacy Industries and plant & machinery is provided as collateral security.

c)
Primacy Industries has availed a Bills Discounting Facility of $13.68 million from Bank of Baroda. The outstanding balance as on March 31, 2021 and March 31, 2020 is $8.25 million and $8.61 million, respectively. The rate of interest is 9.50% per annum for usage up to 180 days and 9.75% per annum for usage up to 270 days. It is secured against export bills either backed up by irrevocable export letter of credit of prime banks or drawn under confirmed export orders supported by documents of title.

The above three facilities are further secured by personal guarantee of a director of Primacy Industries and corporate guarantee of GP Global.
Paycheck Protection Program Loan
During the fiscal year ended March 31, 2021, MVP Group borrowed $4.37 million in a PPP Loan under the Paycheck Protection Program (“PPP”). The PPP, established as part of the Coronavirus Aid, Relief and Economic Security Act of 2020, as amended (the “CARES Act”), provided for loans to qualifying businesses. The loan is administered by a national bank. The loan is forgivable if at least 60% of the funds are used for payroll related costs and the remaining funds are used for certain other prescribed expenditures (e.g. rent and utilities). In accordance with the terms of the program, we applied for and received confirmation of loan forgiveness for the entire amount borrowed under the PPP on June 16, 2021.
Covenants, Representations and Warranties
The credit facilities contain customary representations and warranties and customary affirmative and negative covenants. The negative covenants limit the ability of GP Global and its subsidiaries to, among other things, incur additional indebtedness or issue certain preferred shares; pay dividends, redeem stock or make other distributions; repurchase, prepay or redeem subordinated indebtedness; make investments; create restrictions on the ability of its subsidiaries to pay dividends to it or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with its affiliates, without required approvals or intimations from the lenders.
Under the MVP Group Debt Restructuring, the company shall maintain financial covenants effective September 30, 2022, as prescribed by the guidelines of the central bank of India, Reserve Bank of India (“RBI”). Similarly, under the Primacy Industries Debt Restructuring, the company shall maintain financial covenants as prescribed under the guidelines.
Events of Default
Events of default under the credit facilities include, as applicable, nonpayment of principal when due, nonpayment of interest or other amounts, inaccuracy of representations or warranties in any material respect, violation of covenants, certain bankruptcy or insolvency events, certain material judgments, in each case subject to customary thresholds, notice and grace period provisions.
Critical Accounting Policies
We believe that the following accounting policies involve a high degree of judgment and complexity. Accordingly, these are the policies we believe are the most critical to aid in fully understanding and evaluating our consolidated financial condition and results of our operations. See Note 2 to GP Global’s consolidated financial statements for the fiscal year ended March 31, 2021 and fiscal year ended March 31, 2020, in each case, contained elsewhere in this proxy statement for a description of our detailed significant accounting policies. The preparation of our consolidated financial statements in conformity with GAAP requires us to make estimates and judgments that affect the amounts reported in those financial statements and related notes thereto. Actual results may differ from these estimates, and we might obtain different estimates if we used different assumptions or conditions.
Revenue recognition
On April 1, 2019, the Group adopted Accounting Standards Codification (“ASC”) ASC 606, Revenue from Contracts with Customers, using modified retrospective approach. The new standard did not change the presentation of Group’s revenues, which continue to be substantially reported on a net basis. The net impact to opening retained earnings as of April 1, 2019 upon transition to ASC 606 was Nil.
GP Global generates revenue from the sale of its products to customers. Revenue from the sale of product to customers is recognized when the performance obligation is satisfied, which is the point at which control of the promised good is transferred to the customer. Control generally transfers upon physical delivery to customer. Revenue is recorded in an amount that reflects consideration that the Group expects to be entitled to in exchange for the delivered goods, which includes an estimate of damage and return allowances, payment discounts, warehouse allowances, advertising allowances, and variable consideration such as customer incentive programs like volume discount programs. These customer programs and incentives are recorded as reductions of net sales and provisions are recorded in accrued expenses on the consolidated balance sheets.
Cash incentives provided to customers related to sales promotions are recognized as a reduction of the related sales price, and, therefore, as a reduction in revenues. Total cash incentives provided to customers relating to advertising and sales promotions were approximately $5.02 million and $2.85 million for the fiscal year ended March 31, 2021 and March 31, 2020, respectively.
Impairment of Long-Lived Assets
GP Global assesses long-lived assets for impairment in accordance with the provisions of Financial Accounting Standards Board. Long-lived assets (asset group), such as property and equipment and intangible assets subject to depreciation and amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted future cash flows expected to result from the use and eventual disposition of the asset. The amount of impairment loss, if any, is measured as the difference between the carrying value of the asset and its estimated fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary. As of fiscal years ended March 31, 2021 and 2020, no impairment charge has been recorded.
Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are stated at net realizable value. On a periodic basis, management evaluates its accounts receivable and determines whether to provide an allowance or if any accounts should be written off based on a past history of write-offs, collections, and current credit conditions. A receivable is considered past due if the Group has not received payments based on agreed-upon terms. The Group generally does not require any security or collateral to support its receivables. The company charges interest on overdue invoices. The allowance for doubtful accounts was $0.97 million and $1.33 million as of March 31, 2021 and 2020, respectively.
Property and Equipment
Property and equipment are stated at cost less accumulated depreciation and amortization. Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed when incurred. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the assets. Freehold land is not depreciated.
Contractual Obligations, Commitments and Off-Balance sheet arrangements
Commitments and Contingencies
Leases: The group has leasing arrangements for immovable properties like factory building, office premises and shop premises, warehouses and showroom. During the fiscal year ending March 31, 2021, the Group entered into an agreement to sublet one of the warehouses to a third party. The sublease expires on April 30, 2022 (the same day the underlying lease expires). Future minimum lease payments under all such non-cancelable operating leases, net of sublet income are as follows (USD in thousands):
Fiscal year ending March 31	Minimum lease payments	Minimum sublet income	Minimum lease payments, net
2022	1,367	1,074	293
2023	114	90	25
2024	—	—	—
2025	—	—	—
2026	—	—	—
Thereafter	—	—	—
Total minimum future lease payments	1,481	1,164	317
Rental expense for operating leases for the fiscal years ended March 31, 2021 and 2020 was $1.04 million and $1.48 million, respectively.

GP Global leases certain equipment under non-cancelable operating leases. Future minimum lease payments under all such non-cancelable operating leases are as follows (USD in thousands):
Fiscal year ending March 31	Minimum lease payments
2022	139
2023	139
2024	42
2025	—
2026	—
Thereafter	—
Total minimum future lease payments	321
Rental expense for operating leases for the fiscal years ended March 31, 2021 and 2020 was $2.14 million and $2.14 million respectively.
From time to time, the Group may become involved in various legal proceedings in the ordinary course of its business and may be subject to third-party infringement claims.
Guarantees
The group had executed a General Security Bond of $0.93 million in favor of the President of India represented by the Commissioner of Customs, Panambur, Mangalore. This bond is backed by a bank guarantee for $0.05 million issued by Vijaya Bank, Manipal Branch (previous year with Syndicate Bank, Manipal Branch). The Bank Guarantee has been surrendered as on March 31, 2021.
The group has executed General Security Bond of $0.46 million in favor of the President of India, represented by the Assistant Commissioner of Central Excise, Gandhidham, Kutch. This bond is backed by a bank guarantee for $0.02 million issued by Vijaya Bank, Manipal Branch (previous year with Syndicate Bank, Manipal Branch). The Bank Guarantee has been surrendered as on March 31, 2021.
The group had executed a General Security Bond of $0.03 million (March 31, 2020: $0.02 million) in favor of the President of India represented by the Commissioner of Customs, Panambur, Mangalore. This bond is backed by a bank guarantee for $4 thousand (March 31, 2020: $4 thousand) issued by Syndicate Bank, Manipal Branch.
The group has also issued other bank guarantee amounting to $2 thousand and $2 thousand respectively as at March 31, 2021 and March 31, 2020.
The term of these guarantees are equivalent to the underlying General Security Bonds.
Off-Balance Sheet Financing Arrangements
GP Global subsidiaries have given guarantees against debt and other business operational requirements, as covered in the Guarantees and Corporate Guarantees sections, respectively, in the document. Apart from this, GP Global had no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of March 31, 2021 and March 31, 2020. As a part of debt restructuring exercise in May 2021, MVP Group was sanctioned a Letter of Credit facility of $7.7 million and it has been availing the facility based on on-going working capital requirements. Apart from this, GP Global has not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities or purchased any non-financial assets.
Recent Developments
Private Equity Investment in Primacy Industries
As on September 30, 2021 GP Global’s subsidiary Primacy Industries received an investment of $41.79 million from the Bain affiliate, India Resurgence Fund (“IndiaRF”). IndiaRF is a special situation investment fund which looks to invest in companies that have fundamentally strong growth prospects linked to infrastructure and consumption needs of India and are competitive on cost and quality in the export markets. The investment proceeds will be used towards providing working capital and capital expenditure to fuel its growth plans and deleveraging of the balance sheet.
Pursuant to the investment, Primacy Industries issued Compulsorily Convertible Debentures (“CCDs”) of $41.79 million and equity shares of $13 thousand.
Debt Restructuring in Primacy Industries
As a part of the initiatives towards strengthening the balance sheet, in addition to the equity investment from IndiaRF, Primacy Industries is carrying out the exercise of realignment of its bank debt servicing obligations on more relaxed terms and over a longer period. This debt restructuring exercise is being carried out in the fiscal year ending March 31, 2022 for the outstanding bank debt of $22.03 million effective the cut-off date of December, 31 2020. The exercise is carried out under the guidelines “RBI Prudential Framework for Resolution of Stressed Assets” issued by the RBI, the Central Bank of India, on June 7, 2019.
As per the ongoing (approved by lenders and under implementation) debt restructuring exercise:
a)
Working capital loan of $13.11 million is bifurcated and realigned into the following facilities:

i.
Working Capital Term Loan (“WCTL”) of $3.83 million, payable on a ballooning repayment structure from fiscal year ended March 31, 2022 to fiscal year ended March 31, 2027. The facility would carry interest rate of bank MCLR plus 1.30% spread, effective rate of 8.70% per annum.

ii.
Optionally Convertible Debentures (“OCD”) of $4.33 million, payable annually on a ballooning repayment structure from September 30, 2021 to fiscal year ended March 31, 2028. The facility would carry coupon rate of 1.00% per annum.

iii.
Compulsorily Convertible Debentures (“CCD”) of $4.95 million, payable annually on varying repayment structure from implementation to fiscal year ended March 31, 2024. The facility would carry coupon rate of 1.00% per annum.

b)
The Term Loan of $8.25 million is restructured in the following manner:

i.
16 months moratorium on principal repayment from September 1, 2020 to December 31, 2021

ii.
Realignment of Term Loan repayment schedule into structured quarterly installments commencing from March 31, 2022 to March 31, 2027

iii.
Reduction in Term Loan interest rate by 1.00%-2.00% per annum range for different banks, as negotiated

c)
Overdue interest till the cut-off date of December 31, 2020 amounting to $0.67 million is converted into a Funded Interest Term Loan I (“FITL I”) facility payable in 5 quarterly installments during fiscal year ended March 31, 2022 and fiscal year ended March 31, 2023 respectively

d)
A 6 month interest moratorium is approved as a part of the exercise. The 6 month interest from the cut-off date of December 31, 2020 amounting to $0.52 million is converted into a Funded Interest Term Loan II (“FITL II”) facility payable in 9 quarterly installments between fiscal year ended March 31, 2022 and fiscal year ended March 31, 2024

Debt Restructuring in MVP Group
As a part of the initiatives towards strengthening the balance sheet, MVP Group also carried out the exercise of realignment of its bank debt servicing obligations at more relaxed terms and over a longer period. This debt restructuring exercise was carried out on May 25, 2021 for the outstanding bank debt of $127.31 million effective the cut-off date of November 27, 2020. The exercise was carried out under the guidelines “RBI Resolution Framework for Covid-19 Related Stress” issued by the RBI, the central bank of India, on August 6, 2020.
As per the restructuring exercise:
a)
Working capital loan of $102.33 million was bifurcated and realigned into the following facilities:

i.
Compulsorily Convertible Debentures (“CCD”) of $44.40 million, payable in four (4) equal annual installments of $11.10 million as on March 31 every year starting March 31, 2023. The facility will carry a coupon rate of 1.00% per annum. The conversion price of the CCD to equity will be decided by an independent valuation exercise.

ii.
Working Capital Term Loan (“WCTL”) of $14.11 million, repayable in 19 quarterly installments during fiscal year ended March 31, 2023 to fiscal year ended March 31, 2027, starting from the quarter end of September 30, 2022.

iii.
Working Capital Loan of $41.49 million shall continue as similar facility. It will have a seven (7) months interest moratorium from the cut-off date, November 27, 2020 and will carry a revised rate of 6 month LIBOR plus 3.25% per annum (as against 6 month LIBOR plus 4.75% per annum). Interest servicing, at revised rate of interest, from July 1, 2021 on monthly basis.

b)
The Term Loan of $22.07 million was restructured in the following manner:

i.
24 months moratorium on principal repayment from September 1, 2020 to August 31, 2022

ii.
Realignment of the Term Loan repayment schedule into structured quarterly installments commencing September 30, 2022

iii.
Reduction in Term Loan interest rate by 1.50% per annum

c)
Overdue interest till the cut-off date of November 27, 2020 amounting to $3.04 million was converted into a Funded Interest Term Loan I (“FITL I”) facility payable in three (3) quarterly installments from June 30, 2022 to December 31, 2022. Interest payment, at reduced rates, from July 01, 2021 payable monthly.

d)
A seven (7) month interest moratorium was approved as a part of the restructuring. The seven (7) months interest from the cut-off date of November 27, 2020 amounting to $1.79 million was converted into a Funded Interest Term Loan II (“FITL II”) facility payable in four (4) quarterly installments from September 30, 2022 to June 30, 2023. Interest payment, at reduced rates, from July 1, 2021 payable monthly.

Paycheck Protection Program Loan Forgiveness
In March 2020, the United States Congress passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The Paycheck Protection Program (PPP) was part of this legislation. Under the PPP, qualifying small businesses and not-for-profits could apply to receive potentially, forgivable loans (grants) from the Small Business Administration (SBA). During the fiscal year ended March 31, 2021, MVP Group was approved for such a loan from the SBA and received a PPP loan in the amount of $4.37 million.
The loan is administered by a national bank. The loan is forgivable if at least 60% of the funds are used for payroll related costs and the remaining funds are used for certain other prescribed expenditures (e.g. rent and utilities). The funds must be used for the approved purposes within a twenty-four-week period, starting from the day the loan is funded. PPP loans are forgiven after the borrower has established to the SBA’s satisfaction that the loan proceeds were used for appropriate expenditures. For any portion of the loan, which is not forgiven, the borrower must pay interest at a rate of 1% per annum and the term of the loan is two years. However, loan payments are deferred for six months.
Subsequent to March 31, 2021, MVP Group was informed by their PPP lender that the SBA approved the forgiveness of their PPP loan in full. The SBA paid these funds directly to the lender. For financial accounting purposes, the loan forgiveness has been treated as income upon the SBA issuance of their loan forgiveness approval as of June 16, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GACQ AND THE COMBINED COMPANY
The following table sets forth information regarding the beneficial ownership of shares of GACQ Common Stock as of the Record Date prior to the consummation of the Business Combination (pre-Business Combination) and of shares of the Combined Company’s common stock immediately following the consummation of the Business Combination (post-Business Combination), assuming that no Public Shares are redeemed and, alternatively, that the maximum number of Public Shares is redeemed, by:
•
each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by GACQ to be the beneficial owner of more than 5% of shares of GACQ Common Stock or of the Combined Company’s common stock (assuming no redemptions);

•
each of GACQ’s current executive officers and directors and all of GACQ’s current executive officers and directors as a group; and

•
each person who will (or is expected to) become an executive officer or director of the Combined Company following the consummation of the Business Combination and all executive officers and directors of the Combined Company as a group following the consummation of the Business Combination.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, GACQ believes, based on the information furnished to it, that the persons and entities named in the table below have, or will have immediately following the consummation of the Business Combination, sole voting and investment power with respect to all shares of GACQ Common Stock that they beneficially own, subject to applicable community property laws. Any shares of GACQ Common Stock subject to options or warrants exercisable within 60 days following the consummation of the Business Combination are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.
The beneficial ownership of shares of GACQ Common Stock prior to the consummation of the Business Combination (pre-Business Combination) is based on 23,282,362 issued and outstanding shares of GACQ Common Stock as of the Record Date. The beneficial ownership of shares of GACQ Common Stock following the consummation of the Business Combination (post-Business Combination) is based on a maximum of 14,300,000 shares of GACQ Common Stock being issued to GP Global Seller. That number is subject to adjustment as described elsewhere herein. Assuming the issuance of 14,300,000 shares there would be 37,582,362 shares of GACQ Common Stock to be issued and outstanding.
The expected beneficial ownership of shares of GACQ Common Stock following the consummation of the Business Combination (post-Business Combination) assuming no GACQ’s stockholder has exercised its redemption right to receive cash from the Trust Account in exchange for its GACQ Common Stock. The expected beneficial ownership of shares of GACQ Common Stock following the consummation of the Business Combination (post-Business Combination) assuming the maximum of 10,700,000 Public Shares have been redeemed.
	Pre-Business Combination		Post-Business Combination
	Common Stock		Assuming No Redemptions		Assuming 100% Redemptions
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	% of Outstanding Shares of Common Stock	Number of Shares Beneficially Owned	% of Outstanding Shares of Common Stock	Number of Shares Beneficially Owned	% of Outstanding Shares of Common Stock
Directors and Executive Officers of GACQ:
Rohan Ajila(3)	4,827,500	20.73%	4,827,500	12.84%	4,827,500	17.96%
Gautham Pai(3)	4,827,500	20.73%	4,827,500	12.84%	4,827,500	17.96%

	Pre-Business Combination		Post-Business Combination
	Common Stock		Assuming No Redemptions		Assuming 100% Redemptions
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	% of Outstanding Shares of Common Stock	Number of Shares Beneficially Owned	% of Outstanding Shares of Common Stock	Number of Shares Beneficially Owned	% of Outstanding Shares of Common Stock
Sanjiv Das(3)	4,827,500	20.73%	4,827,500	12.84%	4,827,500	17.96%
Art Drogue	20,000	*	20,000	*	20,000	*
Tom Clausen	20,000	*	20,000	*	20,000
Dennis Tse	20,000	*	20,000	*	20,000	*
All Directors and Executive Officers of GACQ as a Group (6 Individuals).	4,887,500	20.99%	4,887,500	13.0%	4,887,500	18.18%
GACQ’s and the Combined Company 5% Stockholders:
Global Consumer Acquisition LLC(3)	4,827,500	20.73%	4,827,500	12.85%	4,827,500	17.96%
Radcliffe Capital Management, L.P.(4)	1,680,000	7.22%	1,680,000	4.47%	1,680,000	6.25%
Radcliffe SPAC Master Fund, L.P.(4)	1,680,000	7.22%	1,680,000	4.47%	1,680,000	6.25%
D. E. Shaw Valence Portfolios, L.L.C.(5)	1,680,000	7.22%	1,680,000	4.47%	1,680,000	6.25%
Highbridge Capital Management, LLC(6)	1,939,822	8.33%	1,939,822	5.16%	1,939,822	7.22%
Boothbay Fund Management, LLC(7)	1,680,000	7.22%	1,680,000	4.47%	1,680,000	6.25%
Polar Asset Management Partners, Inc.(9)	1,680,000	7.22%	1,680,000	4.47%	1,680,000	6.25%
Yakira Capital Management, Inc.(10)	1,426,855	6.13%	1,426,855	3.79%	1,426,855	5.31%
Directors and Executive Officers of the Combined Company:
Rohan Ajila(3)	4,827,500	20.73%	4,827,500	12.85%	4,827,500	17.96%
Gautham Pai(3)	4,827,500	20.73%	19,127,500(8)	50.89%	19,127,500(8)	71.15%
Sanjiv Das(3)	4,827,500	20.73%	4,827,500	12.85%	4,827,500	17.96%
Art Drogue	20,000	*	20,000	*	20,000	*
Tom Clausen	20,000	*	20,000	*	20,000	*
Dennis Tse	20,000	*	20,000	*	20,000	*
Sean Peters	0	*	0		0	*
All Directors and Executive Officers of the Combined Company as a Group (7 Individuals)	4,887,500	20.99%	19,187,500	51.05%	19,187,500	71.38%

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each of the following entities or individuals is (1) c/o Global Consumer Acquisition Corp., 1926 Rand Ridge Court, Marietta, GA 30062, prior to the consummation and (ii) c/o Ascense Brands Inc., [•] following the consummation of the Business Combination.

(2)
Does not include beneficial ownership of any shares of common stock underlying outstanding private warrants.

(3)
Global Consumer Acquisition LLC, our sponsor, is the record holder of the founder shares reported herein. The managers of our sponsor, Messrs. Ajila, Pai and Das, by virtue of their shared control over our sponsor, may be deemed to beneficially own shares held by our sponsor.

(4)
Pursuant to a Schedule 13G filed on June 17, 2021. The address for the Reporting Persons is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004. Radcliffe Capital Management, L.P. is the relevant entity for which RGC Management Company, LLC, Steven B. Katznelson and Christopher Hinkel may be considered control persons and share in voting and dispositive power. Radcliffe SPAC Master Fund, L.P. is the relevant entity for which Radcliffe SPAC GP, LLC, Steven B. Katznelson and Christopher Hinkel may be considered control persons and share in voting and dispositive power. The Reporting Persons specifically disclaims beneficial ownership of the securities reported herein except to the extent of its pecuniary interest therein.

(5)
Pursuant to a Schedule 13G filed on June 21, 2021. The address for the Reporting Persons is 1166 Avenue of the Americas, 9th floor, NY, NY 10036. David E. Shaw does not own any Units directly. By virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the investment adviser of D. E. Shaw Valence Portfolios, L.L.C., and by virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Valence Portfolios, L.L.C., David E. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 1,680,000 shares of common stock and, therefore, David E. Shaw may be deemed to be the beneficial owner of such Units. David E. Shaw disclaims beneficial ownership of such 1,680,000 shares of common stock.

(6)
Pursuant to a Schedule 13G filed on February 9, 2022. The address for the Reporting Person is 277 Park Avenue, 23rd Floor, New York, New York 10172. Highbridge Capital Management, LLC, as the trading manager of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. (collectively, the “Highbridge Funds”), may be deemed to be the beneficial owner of the 1,347,700 shares of Common Stock held by the Highbridge Funds. Highbridge Capital Management, LLC may be deemed to beneficially own approximately 5.78% of the outstanding shares of Common Stock. The foregoing should not be construed in and of itself as an admission by the Reporting Person as to beneficial ownership of the shares of Common Stock held by the Highbridge Funds.

(7)
Pursuant to a Schedule 13G filed on June 21, 2021. The address for the Reporting Person is 140 East 45th Street, 14th Floor, New York, New York 10017. The Units are held by Boothbay Absolute Return Strategies LP and one or more private funds (the “Funds”), which are managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Adviser, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of all Units held by the Funds. Ari Glass is the Managing Member of the Adviser. Accordingly, for the purposes of Reg. Section 240.13d-3, the reporting persons herein may be deemed to beneficially own an aggregate of 1,680,000 Shares, or 7.22% of the 23,282,362 Shares that are issued and outstanding. The foregoing shall not be deemed an admission that the Adviser, the Fund or any other person is the beneficial owner of the securities reported herein for purposes of Section 13 of the Securities Exchange Act of 1934, as amended, or for any other purpose. Each of the reporting persons herein disclaims beneficial ownership of the Shares reported herein except to the extent of the reporting person’s pecuniary interest therein.

(8)
Includes (i) shares owned by our Sponsor, and (ii) a maximum of 14.3 million shares issued to GP Global Seller in connection with the GP Global Stock Acquisition. The Address for GP Global Seller is c/o KPPB Law, One Lakeside Commons, Suite 800 990 Hammond Drive NE, Atlanta, GA 30328. Mr. Gautham Pai is the sole shareholder of GP Global Seller and has sole voting and dispositive power over the shares held by GP Global Seller.

(9)
Pursuant to a Schedule 13G filed on February 8, 2022. The address for the Reporting Persons is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6. Polar Asset Management Partners Inc. serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the Shares directly held by PMSMF. The Reporting Person has sole voting and dispositive power over the shares. PMSMF has the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of more than 5% of the Shares.

(10)
Pursuant to a Schedule 13G filed on February 9, 2022. The address for the Reporting Person is 1555 Post Road East, Suite 202, Westport, CT 06880. The shares include 98,423 shares beneficially owned by Yakira Partners, L.P. and 1,328,432 beneficially owned by MAP 136 Segregated Portfolio. Each of whom have sole voting and dispositive power over the sharesbeneficially owned by them.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
GACQ’s Relationships and Related Party Transactions
Founder Shares
On January 15, 2021, GACQ’s sponsor acquired 5,750,000 founder shares for an aggregate purchase price of $25,000. In February 2021, the sponsor transferred 60,000 founder shares, in the aggregate, to each of Tom Clausen, Art Drogue and Denis Tse. On June 8, 2021, the sponsor forfeited for no consideration an aggregate of 862,500 founder shares, which GACQ cancelled, resulting in a decrease in the total number of shares of common stock outstanding from 5,750,000 shares to 4,887,500 shares (up to 637,500 of which were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised). Prior to the initial investment in the company of $25,000 by the sponsor, GACQ had no assets, tangible or intangible. The founder shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder. Due to the over-allotment option was partially exercised by EF Hutton on June 16, 2021, the sponsor had agreed to return 321,750 founder shares to the Company for cancellation. The cancellation agreement was signed and the cancellation was processed on June 16, 2021. As of the date of this proxy statement, there are 4,565,750 shares of GACQ’s common stock outstanding and held by GACQ’s initial stockholders.
The initial stockholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until the earlier of (i) six months after the date of the consummation of the Business Combination, or (ii) the date on which the closing price of GACQ’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Business Combination, or earlier, in each case, if, subsequent to the Business Combination, GACQ consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of GACQ’s stockholders having the right to exchange their common stock for cash, securities or other property.
Promissory Note
On January 31, 2021, GACQ’s sponsor issued an unsecured promissory note to GACQ, pursuant to which the GACQ may borrow up to an aggregate principal amount of $300,000, to be used for payment of costs related to GACQ’s initial public offering. The note is non-interest bearing and payable on the earlier of (i) July 31, 2021 or (ii) the consummation of the Initial Public Offering. The promissory note was repaid in full on July 20, 2021.
Private Units
In addition, simultaneously with the closing of GACQ’s initial public offering on June 11, 2021, Global Consumer Acquisition LLC, GACQ’s sponsor, purchased in a private placement transaction an aggregate of 431,510 private units at a price of $10.00 per unit for an aggregate purchase price of $4,315,100. On June 16, 2021, the underwriter exercised partilly over-allotment option. Global Consumer Acquisition LLC, GACQ’s sponsor, purchased in a private placement transaction an aggregate of 22,103 private units at a price of $10.00 per unit for an aggregate purchase price of $221,030. As a result, the initial stockholders purchased an aggregate of 453,613 Placement Units at a price of $10.00 per Placement Unit, ($4,536,125 in the aggregate), from the Company in a private placement that occurred simultaneously with the closing of the IPO and the partial exercise by the underwriter of its over-allotment option. Each private unit consists of one share of common stock and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one share of GACQ’s common stock at a price of $11.50 per full share, subject to certain adjustments. The proceeds from the sale of the private units were added to the proceeds from the initial public offering held in GACQ’s trust account. If GACQ does not consummate the Business Combination within 12 months (or 15 or 18 months, as applicable) after the closing of its initial public offering, the proceeds from the sale of the private units will be used to fund the redemption of GACQ’s public shares, subject to the requirements of applicable law.

GACQ Registration Rights Agreement
Pursuant to certain registration rights agreement, dated as of June 8, 2021 (the “GACQ Registration Rights Agreement”), the holders of GACQ founder shares, the private placement units (and underlying securities) and any securities issued to GAQC’s sponsor, officers, directors, other initial shareholders, or their affiliates in payment of any working capital loans made to GACQ will be entitled to registration rights. The holders of a majority of the aforementioned securities are entitled to make up to three demands, excluding short form demands, that GACQ registers such securities. The holders of the majority of the aforementioned shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stocks are to be released from the lock-up provisions in certain insider letter agreement, dated June 8, 2021. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. GACQ will bear the expenses incurred in connection with the filing of any such registration statements. Notwithstanding anything to the contrary, under FINRA Rule 5110, GACQ’s underwriters during its initial public offering and/or their designees may only make a demand registration (i) on one occasion and (ii) during the five-year period beginning on the effective date of the registration statement relating to GACQ’s initial public offering, and the underwriters and/or their designees may participate in a “piggy-back” registration only during the seven-year period beginning on the effective date of the registration statement relating to GACQ’s initial public offering. The GACQ Registration Rights Agreement will be amended and restated in connection with the execution of the Acquisition Agreements. See “The Combined Company’s Relationships and Related Party Transactions — Amended and Restated Registration Rights Agreement.”
Code of Ethics and Related Party Transactions Policy
GACQ has not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.
GACQ has adopted a code of ethics requiring it to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by its board of directors (or the appropriate committee of GACQ’s board) or as disclosed in GACQ’s public filings with the SEC. Under GACQ’s code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving GACQ.
In addition, GACQ’s audit committee, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent that GACQ enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
To further minimize conflicts of interest, GACQ has agreed not to consummate a Business Combination with an entity that is affiliated with any of its sponsor, officers, directors or special advisor unless GACQ, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that the Business Combination is fair to GACQ from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to GACQ’s sponsor, existing officers, directors, or their affiliates, for services rendered to GACQ prior to or in connection with the completion of the Business Combination although GACQ may consider cash or other compensation to officers or advisors it may hire to be paid either prior to or in connection with GACQ’s initial business combination. In addition, the following payments will be made to GACQ’s sponsor, officers, directors or special advisor, or their affiliates, none of which will be made from the proceeds of the IPO held in the trust account prior to the completion of the Business Combination:
•
Repayment to an aggregate of up to $300,000 in loans made to GACQ by an affiliate of GACQ’s sponsor;

•
Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•
Repayment of loans which may be made by GACQ’s sponsor or an affiliate of the sponsor or certain of GACQ’s officers and directors to finance transaction costs in connection with the Business Combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender.

GACQ’s audit committee reviews on a quarterly basis all payments that were made to GACQ’s sponsor, officers, directors or special advisor, or their affiliates.
Luminex’s Relationships and Related Party Transactions
Centre Lane Management Services Agreement
Pursuant to the Management Services Agreement, dated as of May 17, 2016, by and among Luminex Home Decor & Fragrance Holding Corporation, 10th Lane Partners, LLC, and others (the “Centre Lane Management Services Agreement”), Luminex receives certain management, finance, strategic planning and administrative services from an affiliate of Centre Lane Partners, LLC (including the applicable affiliate, “Centre Lane”), which is an affiliate of the parent entity of Luminex. As consideration for such services, Luminex pays to Centre Lane (i) $500 thousand each fiscal year, in equal quarterly installments due on March 1, June 1, September 1 and December 1 of each year (the “Centre Lane Management Fee”); and (ii) reimbursements for all reasonable out-of-pocket expenses incurred in connection with the performance of the Centre Lane Management Services Agreement subject, in the case of (i) only, to Luminex’s achievement of a proscribed profitability threshold (the “Profitability Threshold”). Pursuant to the Luminex SPA, all Centre Lane Management Fee payments incurred, but not made because of the Profitability Threshold, will be paid to the Centre Lane at the Closing of the Business Combinations by the GACQ. All such payments will reduce the consideration payable to stockholders of Luminex and not increase the purchase price set forth in the Luminex SPA.
During the years ended February 28, 2021 and February 29, 2020 and the eleven months ended January 31, 2022, Luminex incurred total fees and reimbursement obligations of $671 thousand, $518 thousand and $460 thousand, respectively, under the Centre Lane Management Services Agreement. Assuming an April 1, 2022 Closing, GACQ will pay approximately $1.5 million to Centre Lane at Closing — the remaining amount owed under the Centre Lane Management Services Agreement — and the Centre Lane Management Services Agreement will terminate.
Carlyle Consulting Services Agreement
Pursuant to the Consulting Services Agreement, dated as of May 17, 2016, by and among Luminex Home Decor & Fragrance Holding Corporation, Carlyle Investment Management, L.L.C., and others (the “Carlyle Consulting Services Agreement”), Luminex received certain advisory, consulting and other services relating to, among other things, the strategic and financial management of the business from an affiliate of the Carlyle Group (including the applicable affiliate, “Carlyle”) which was an affiliate of a parent entity of Luminex prior to May 2020. In May 2020, Carlyle sold its interest in Luminex to Center Lane and the Carlyle Consulting Services Agreement and Director Services Agreement (as defined below) terminated. Prior to termination of the Carlyle Consulting Services Agreement in May 2020, Luminex was to pay Carlyle (i) $350 thousand each fiscal year, in equal quarterly installments (the “Carlyle Consulting Services Fee”); and (ii) reimbursements for all reasonable out-of-pocket expenses incurred in connection with the performance of the Carlyle Consulting Services Agreement subject, in the case of (i) only, to Luminex’s achievement of the Profitability Threshold. Pursuant to the Luminex SPA, all Carlyle Consulting Services Fee payments incurred, but not made because of the Profitability Threshold will be paid to Carlyle at the Closing of the Business Combinations by the GACQ. All such payments will reduce the consideration payable to stockholders of Luminex and not increase the purchase price set forth in the Luminex SPA.
During the years ended February 28, 2021 and February 29, 2020, Luminex incurred total fees and reimbursement obligations of $90 thousand and $371 thousand, respectively, under the Carlyle Consulting

Services Agreement. Assuming an April 1, 2022 Closing, GACQ will pay approximately $562 thousand to Carlyle at Closing — the remaining amount owed under the previously terminated Carlyle Consulting Services Agreement.
Director Services Agreement
Pursuant to the Director Services Agreement, dated as of May 17, 2016, by and among Luminex Home Decor & Fragrance Holding Corporation, David Scharf, and CB Shine Parent Holdings, LLC (the “Director Services Agreement”), Luminex received director services from Mr. Scharf, an affiliate of Carlyle, prior to May 2020 when Mr. Scharf left Luminex’s board of directors. As consideration for such services, Luminex paid to Mr. Scharf (i) $150 thousand each fiscal year, in equal quarterly installments (the “Director Services Fee”); and (ii) reimbursements for all reasonable, documented travel and other out-of-pocket expenses incurred in connection with the performance of the Director Services Agreement subject, in the case of (i) only, to Luminex’s achievement of the Profitability Threshold. Pursuant to the Luminex SPA, all Director Services Fee payments incurred, but not made because of the Profitability Threshold will be paid to Mr. Scharf at the Closing of the Business Combinations by the GACQ. All such payments will reduce the consideration payable to stockholders of Luminex and not increase the purchase price set forth in the Luminex SPA.
During the years ended February 28, 2021 and February 29, 2020, Luminex incurred total fees and reimbursement obligations of $38 thousand and $150 thousand, respectively, under the Director Services Agreement. Assuming an April 1, 2022 Closing, GACQ will pay approximately $175 thousand to Mr. Scharf at Closing — the remaining amount owed under the previously terminated Director Services Agreement.
Purchases from Anchor Hocking Company
Pursuant to purchase orders created in the normal course of business, Luminex purchases certain glass products from Anchor Hocking Company (“Anchor”), which entity is under common ownership with Luminex. Aggregate purchases from Anchor were $17.2 million and $16.9 million for the years ended February 28, 2021 and February 29, 2020, respectively, and $3.1 million for the six months ended August 31, 2021. Accounts payable due to Anchor in the aggregate, were $1.1 million, $3.4 million and $4.3 million as of August 31, 2021, February 28, 2021 and February 29, 2020, respectively.
Code of Conduct
While Luminex has not adopted a formal policy for the review, approval or ratification of related party transactions, it follows certain internal procedures to guard against conflicts of interest. Each quarter Luminex gathers information from its officers and ownership to identify any potentially related transactions. Any such transactions are then reviewed to ensure that they are on terms no less favorable than would be available from a third-party vendor.
In addition, Luminex has adopted a worldwide code of conduct requiring the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. As set forth in the code of conduct, the business of Luminex shall be conducted in compliance with all applicable U.S. and non-U.S. laws and regulations, and Luminex will not make loans to, or guaranty the obligations of, its directors or executive officers.
GP Global’s Relationships and Related Party Transactions
Revenue and Payables
MVP Group purchases some products on an ongoing basis from Primacy Industries in India for onward sale to its customers. Primacy Industries is uniquely positioned to cater to MVP Group on account of its cost competiveness, professional team and experience of dealing with sophisticated customers. MVP Group’s purchases of these products are at prices that would be charged in an arm’s length transaction with unrelated parties. For the fiscal year ended March 31, 2021 Primacy Industries revenues from sale of products to MVP Group were $2.82 million and for the fiscal year ended March 31, 2020 the revenues were $12.60 million.

Based on the ongoing transactions, there were payables by MVP Group towards Primacy Industries. MVP Group had payables of $20.08 million to Primacy Industries as on March 31, 2021 and $19.85 million as on March 31, 2020.
Primacy Global Enterprises purchases some products on an ongoing basis from Primacy Industries for onward sale to its customers. Primacy Global Enterprises’ purchases of these products are at prices that would be charged in an arm’s length transaction with unrelated parties. For the fiscal year ended March 31, 2021 Primacy Industries revenues from sale of products to Primacy Global Enterprises were $0.48 million and for the fiscal year ended March 31, 2020 the revenues were $1.69 million.
Based on the ongoing transactions, there were payables by Primacy Global Enterprises towards Primacy Industries. Primacy Global Enterprises had net payables of $1.60 million to Primacy Industries as on March 31, 2021 and $1.09 million as on March 31, 2020.
The above related party transactions between MVP Group, Primacy Industries and Primacy Global Enterprises get eliminated in the consolidated financial statements of GP Global.
MVP Group conducts transactions in the normal course of business with the entity Goose Creek Candles LLC over which the Group has significant influence, but not control. Sales made to the entity were $0.08 million and $0.11 million for the fiscal years ended March 31, 2021 and March 31, 2020, respectively. Accounts receivable from this entity were $0.11 million and $0.05 million as on March 31, 2021 and March 31, 2020, respectively. The Group has advance receivables of $3.35 million and $3.23 million as on March 31, 2021 and 2020, respectively.
GP Global entered into transactions with TGP Trading FZCO, U.A.E., which is the holding company of GP Global, amounting to $0.10 million for the fiscal year ended March 31, 2020. Receivables were $0.10 million as on March 31, 2021 and March 31, 2020.
Inter Corporate Loans
From time to time, MVP Group receives loans from Primacy Industries and other affiliates. The balance outstanding of these loans to MVP Group from Primacy Industries as of March 31, 2021 and March 31, 2020 was $3.38 million and $5.11 million respectively. The balance outstanding of accrued interest was $0.24 million as on March 31, 2021 and $0.03 million as on March 31, 2020. The Group has obtained loan from other affiliates. The balance of such loans as of March 31, 2021 and March 31, 2020 was $13.25 million.
From time to time, Primacy Global Enterprises receives loans from Primacy Industries and other affiliates. The balance outstanding of these loans to Primacy Global Enterprises from Primacy Industries as of March 31, 2021 and March 31, 2020 was $0.31 million and $0.25 million respectively. The balance outstanding of accrued interest was $0.03 million as on March 31, 2021 and $0.02 million as on March 31, 2020.
MVP Group has taken interest free loan from its director Mr. Gautam Pai amounting to $1.44 million which is outstanding as of March 31, 2021 and March 31, 2020.
The Group incurred certain expenses on behalf of the Key Managerial Personnel amounting to $17 thousand and $8 thousand for the fiscal years ended March 31, 2021 and March 31, 2020, respectively. Receivable from the Key Managerial Personnel were $14 thousand and $14 thousand as on March 31, 2021 and March 31, 2020, respectively.
Corporate Guarantees
As on March 31, 2021 Primacy Industries has given a corporate guarantee of $55.49 million in favor of Bank of Baroda, New York Branch as security for working capital loan borrowed by MVP Group. For fiscal year ended March 31, 2020 the corporate guarantee was of $52.28 million.
As on March 31, 2021 GP Global has given a corporate guarantee to the extent of $1.46 million in favor of Canara Bank, London Branch as security for Term Loan borrowed by Primacy Industries.

As on March 31, 2021 GP Global has given a corporate guarantee in favor of Bank of Baroda against working capital facilities availed by Primacy Industries, as listed under the working capital heading in the document.
The Combined Company’s Relationships and Related Party Transactions
Amended and Restated Registration Rights Agreement
At the Closing, GACQ will enter into the Amended and Restated Registration Rights Agreement which will be amended to include the GP Global Consideration that GP Global Seller will be issued in connection with the consummation of the GP Global Stock Acquisition. The Amended and Restated Registration Rights Agreement will provide certain demand registration rights and piggyback registration rights, subject to underwriter cutbacks and issuer blackout periods. Global Consumer will agree to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement.
Indemnification Agreements
The Proposed Charter will contain provisions limiting the liability of the members of the Combined Company’s board of directors, and the Combined Company’s amended and restated bylaws, which will be effective upon the consummation of the Business Combination, will provide that the Combined Company will indemnify each of the members of the Combined Company’s board of directors and officers to the fullest extent permitted under Delaware law. The Combined Company’s bylaws will also provide the board of directors with discretion to indemnify employees and agents of the Combined Company.
The Combined Company intends to enter into indemnification agreements with each of its directors and executive officers and certain other key employees. The indemnification agreements will provide that the Combined Company will indemnify each of its directors and executive officers and such other key employees against any and all expenses incurred by such director, executive officer or other key employee because of his or her status as one of the Combined Company’s directors, executive officers or other key employees, to the fullest extent permitted by Delaware law, the Proposed Charter and the Combined Company’s amended and restated bylaws. In addition, the indemnification agreements will provide that, to the fullest extent permitted by Delaware law, the Combined Company will advance all expenses incurred by its directors, executive officers and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer or key employee.
Related Party Transactions Policy
Effective upon the consummation of the Business Combination, the Combined Company’s board of directors expects to adopt a written policy on transactions with related parties that is in conformity with the requirements for issuers having publicly held common stock that is listed on Nasdaq. Related party transactions are defined as transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Combined Company or any of its subsidiaries is a participant, and (iii) any (x) executive officer, director or nominee for election as a director, (y) greater than 5% beneficial owner of the Combined Company’s common stock, or (z) immediate family member of the persons referred to in clauses (x) and (y) has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). Under the policy, the Combined Company’s general counsel will be primarily responsible for developing and implementing processes and procedures to obtain information regarding related parties with respect to potential related party transactions and then determining, based on the facts and circumstances, whether such potential related party transactions do, in fact, constitute related party transactions requiring compliance with the policy. If the Combined Company’s general counsel determines that a transaction or relationship is a related party transaction requiring compliance with the policy, the Combined Company’s general counsel will be required to present to the Combined Company’s audit committee all relevant facts and circumstances relating to the related party transaction. The Combined Company’s audit committee will be required to review the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of the Combined Company’s code of ethics (which will also be put in place in connection with the consummation of the Business Combination), and either approve or disapprove the related party transaction. If the Combined Company’s audit committee’s approval of a related party transaction requiring the Combined Company’s audit committee’s approval is not feasible in advance of such related party transaction, then the transaction may be preliminarily entered into upon prior approval of the transaction by the chair of the Combined Company’s audit committee, subject to ratification of the transaction by the Combined Company’s audit committee at the Combined Company’s audit committee’s next regularly scheduled meeting; provided, however, that, if the ratification is not forthcoming, the Combined Company’s management will make all reasonable efforts to cancel or annul the related party transaction. If a transaction was not initially recognized as a related party transaction, then, upon such recognition, the related party transaction will be presented to the Combined Company’s audit committee for ratification at the Combined Company’s audit committee’s next regularly scheduled meeting; provided, however, that, if the ratification is not forthcoming, the Combined Company’s management will make all reasonable efforts to cancel or annul the related party transaction. The Combined Company’s management will update the Combined Company’s audit committee as to any material changes to any approved or ratified related party transaction and will provide a status report at least annually of all then current related party transactions. No member of the Combined Company’s board of directors will be permitted to participate in approval of a related party transaction for which he or she is a related party.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) that elect to have their GACQ Common Stock redeemed for cash if the Business Combination is consummated. This discussion applies only to GACQ Common Stock that is held as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and does not address all of the U.S. federal income tax consequences that may be relevant to a U.S. Holder or a Non-U.S. Holder in light of their personal circumstances, including any tax consequences arising under the Medicare contribution tax on net investment income or alternative minimum tax consequences, or to such holders of GACQ Common Stock that are subject to special treatment under the Code, such as:
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financial institutions or financial services entities;

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brokers or dealers in securities or currencies;

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taxpayers that are subject to the mark-to-market accounting rules under Section 475 of the Code;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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real estate investment trusts and regulated investment companies;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own 5% or more of GACQ Common Stock;

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persons that acquired GACQ Common Stock pursuant to an exercise of employee share options in connection with employee share incentive plans or otherwise as compensation;

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individual retirement and other deferred accounts;

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persons that hold GACQ Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated transaction;

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U.S. Holders whose functional currency is not the U.S. dollar;

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controlled foreign corporations; or

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passive foreign investment companies.

For purposes of this “— Material U.S. Federal Income Tax Considerations,” a “U.S. Holder” is a beneficial owner of GACQ Common Stock who or which is any of the following for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, including any entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate if its income is subject to U.S. federal income taxation regardless of its source; or

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a trust if (a) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has in effect a valid election under applicable U.S. treasury regulations to be treated as a U.S. person.

For purposes of this “— Material U.S. Federal Income Tax Considerations,” a “Non-U.S. Holder” is a beneficial owner of GACQ Common Stock who or that is, for U.S. federal income tax purposes:
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a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

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a foreign corporation; or

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an estate or trust that is not a U.S. Holder.

This discussion does not address any aspect of U.S. federal non-income tax laws, such as gift or estate tax laws, state, local or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of GACQ Common Stock. Additionally, this discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold GACQ Common Stock through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of GACQ Common Stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership.
This discussion is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all of which as in effect as of the date of this proxy statement and all of which are subject to change, possibly with retroactive effect. We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel as to any U.S. federal income tax consequence described herein. The IRS may disagree with the descriptions herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
THIS DISCUSSION IS ONLY A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REDEMPTION OF GACQ COMMON STOCK IN CONNECTION WITH THE BUSINESS COMBINATION. IT DOES NOT PROVIDE ANY ACTUAL REPRESENTATIONS AS TO ANY TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF GACQ COMMON STOCK, AND WE HAVE NOT OBTAINED ANY OPINION OF COUNSEL WITH RESPECT TO SUCH TAX CONSEQUENCES. AS A RESULT, EACH PROSPECTIVE INVESTOR IN GACQ COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF GACQ COMMON STOCK, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL AND NON-U.S. TAX LAWS AS WELL AS U.S. FEDERAL TAX LAWS AND ANY APPLICABLE TAX TREATIES.
Redemption of GACQ Common Stock
U.S. Holders
If a U.S. Holder redeems GACQ Common Stock into the right to receive cash pursuant to the exercise of a redemption right, for U.S. federal income tax purposes, such conversion or sale generally will be treated as a redemption and will be subject to the following rules. If the redemption qualifies as a sale of GACQ Common Stock under Section 302 of the Code, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in GACQ Common Stock. The regular U.S. federal income tax rate on capital gains recognized by U.S. Holders generally is the same as the regular U.S. federal income tax rate on ordinary income, except that, under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at reduced rates. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for GACQ Common Stock exceeds one year. It is unclear, however, whether the redemption rights with respect to GACQ Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. The deductibility of capital losses is subject to various limitations. U.S. Holders who recognize losses with respect to a disposition of GACQ Common Stock should consult their own tax advisors regarding the tax treatment of such losses.
Whether redemption of GACQ Common Stock qualifies for sale treatment will depend largely on the total number of shares of GACQ Common Stock treated as held by such U.S. Holder. The redemption of GACQ Common Stock generally will be treated as a sale or exchange of GACQ Common Stock (rather than as a distribution) if the receipt of cash upon the redemption (i) is “substantially disproportionate” with respect to a U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder must take into account not only GACQ Common Stock actually owned by such U.S. Holder, but also GACQ Common Stock that is constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to GACQ Common Stock owned directly, GACQ Common Stock owned by related individuals and entities in which such U.S. Holder has an interest, or which have an interest in such U.S. Holder, as well as any GACQ Common Stock such U.S. Holder has a right to acquire by exercise of an option, which would generally include GACQ Common Stock that could be acquired pursuant to the exercise of warrants. In order to meet the substantially disproportionate test, the percentage of issued and outstanding GACQ Common Stock actually and constructively owned by a U.S. Holder immediately following the redemption of GACQ Common Stock must, among other requirements, be less than 80% of the percentage of issued and outstanding voting GACQ Common Stock actually and constructively owned by such U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of GACQ Common Stock actually and constructively owned by such U.S. Holder is redeemed or (ii) all of GACQ Common Stock actually owned by such U.S. Holder is redeemed and such U.S. Holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares of GACQ Common Stock owned by family members and such U.S. Holder does not constructively own any other shares of GACQ Common Stock. The redemption of GACQ Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a U.S. Holder’s proportionate interest in us. Whether the redemption will result in a “meaningful reduction” in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of any such redemption.
If none of the foregoing tests are satisfied, then the redemption may be treated as a distribution to the U.S. Holder. Such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of such earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) a U.S. Holder’s adjusted tax basis in such U.S. Holder’s GACQ Common Stock. Any remaining excess distribution will be treated as gain from the sale or exchange of GACQ Common Stock. Dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to GACQ Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Non-U.S. Holders
If our redemption of a Non-U.S. Holder’s shares of GACQ Common Stock is treated as a sale or exchange, as discussed under “— U.S. Holders,” subject to the discussions of FATCA (as defined below) and backup withholding, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder);

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the Non-U.S. Holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

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we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the redemption or the period that the Non-U.S. Holder held GACQ Common Stock and, in the case where shares of GACQ Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of GACQ Common Stock at any time within the shorter of the five-year period preceding the redemption or such Non-U.S. Holder’s holding period for the shares of GACQ Common Stock.
Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable tax treaty) on certain amounts of its effectively connected earnings and profits for the taxable year, as adjusted for certain items.
Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder in connection with a redemption treated as a sale or exchange will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless GACQ Common Stock is regularly traded on an established securities market, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. There can be no assurance that GACQ Common Stock will be treated as regularly traded on an established securities market. However, we believe that we have not been at any time since our formation a U.S. real property holding company and we do not expect to be a U.S. real property holding corporation immediately after the Business Combination is consummated but there can be no assurance in this regard. Holders should consult their tax advisors regarding the tax consequences to them if we are treated as a U.S. real property holding corporation.
If the redemption of a Non-U.S. Holder’s shares of GACQ Common Stock is treated as a distribution, as discussed under “— U.S. Holders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides to the applicable withholding agent proper certification of its eligibility for such reduced rate (usually, on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in GACQ Common Stock redeemed. Any remaining excess distribution will be treated as gain on the sale or exchange of GACQ Common Stock and will be treated as described above. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation,” we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.
If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must provide to the applicable withholding agent an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its effectively connected earnings and profits for the taxable year, as adjusted for certain items.
FATCA Withholding Taxes
Sections 1471 to 1474 of the Code (such sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose a 30% withholding tax on payments of dividends on GACQ Common

Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption applies (typically, certified by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be able to obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Proposed treasury regulations (on which taxpayers may rely until final regulations are issued) eliminate the 30% withholding tax that would otherwise apply to gross proceeds from the disposition of property that can produce U.S.-source dividends, such as GACQ Common Stock, and, consequently, FATCA withholding on gross proceeds is not expected to apply to gross proceeds paid from the sale or other disposition of GACQ Common Stock. U.S. Holders and Non-U.S. Holders should consult their tax advisers regarding the effects of FATCA on distributions on GACQ Common Stock.
Information Reporting and Backup Withholding
In general, information reporting requirements may apply to dividends received by U.S. Holders of GACQ Common Stock and the proceeds received on the sale, exchange or redemption of GACQ Common Stock effected within the United States (and, in certain cases, outside the United States), in each case, other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally, on an IRS Form W-9 provided to the paying agent of the U.S. Holder’s broker) or is otherwise subject to backup withholding. Any redemptions treated as dividend payments with respect to GACQ Common Stock and proceeds from the sale, exchange, redemption or other disposition of GACQ Common Stock may be subject to information reporting to the IRS and possible U.S. backup withholding.
U.S. Holders should consult their tax advisors regarding the application of the U.S. information reporting and backup withholding rules.
Information returns may be filed with the IRS in connection with, and Non-U.S. Holders may be subject to backup withholding on, amounts received in respect of their GACQ Common Stock, unless the Non-U.S. Holder furnishes to the applicable withholding agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as applicable, or the Non-U.S. Holder otherwise establishes an exemption. Dividends paid with respect to GACQ Common Stock and proceeds from the sale or exchange of GACQ Common Stock received in the United States by a Non-U.S. Holder through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding unless such Non-U.S. Holder provides proof an applicable exemption or complies with certain certification procedures described above and otherwise complies with the applicable requirements of the U.S. information reporting and backup withholding rules.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against the U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information.

DESCRIPTION OF GACQ’S SECURITIES
General
The Current Charter authorizes the issuance of 100,000,000 shares of GACQ Common Stock, par value $0.0001 per share and 1,000,000 shares of preferred stock, par value $0.0001 per share. As of the date of this proxy statement, there are 23,282,362 shares of GACQ Common Stock issued and outstanding, which includes shares of common stock underlying the units and warrants.
GACQ Units
Each GACQ Unit consists of one share of GACQ Common Stock and one-half of one redeemable GACQ Warrant. Each whole GACQ Warrant entitles the holder thereof to purchase one share of GACQ Common Stock at a price of $11.50 per share. A holder of the GACQ Warrant may exercise its GACQ Warrants only for a whole number of shares of GACQ Common Stock. This means that only a whole GACQ Warrant may be exercised at any given time by a holder of such GACQ Warrant. Each GACQ Warrant becomes exercisable 30 days after the completion of a Business Combination and will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.
GACQ Common Stock
Holders of record of shares of GACQ Common Stock are entitled to one vote for each share held on all matters to be voted on by stockholders. In connection with any vote held to approve the Business Combination, the Initial Stockholders have agreed to vote the shares of GACQ Common Stock owned by them immediately prior to the IPO, any shares acquired in the IPO or following the IPO in the open market, in favor of the Business Combination.
GACQ will consummate the Business Combination only if public stockholders do not exercise conversion rights in an amount that would cause its net tangible assets to be less than $5,000,001 and the majority of the issued and outstanding shares of GACQ Common Stock present in person by virtual attendance or represented by proxy are voted in favor of the Business Combination.
Pursuant to GACQ’s amended and restated certificate of incorporation, if GACQ is unable to complete its business combination within 12 months (or 15 or 18 months, as applicable) from the closing of its initial public offering, GACQ will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to it to pay its taxes (less up to $ 50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish GACQ public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of GACQ’s remaining stockholders and its board of directors, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. GACQ’s sponsor, officers, directors, and special advisor, have agreed to waive their rights to liquidating distributions from the trust account with respect to any founder shares held by them if GACQ fail to complete its business combination within the designated periods from the closing of the IPO.
In the event of a liquidation, dissolution or winding up of GACQ after a business combination, GACQ’s stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. GACQ’s stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that GACQ will provide its public stockholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, upon the completion of the Business Combination.

GACQ Preferred Stock
There are no outstanding shares of GACQ’s Preferred Stock. GACQ’s amended and restated certificate of incorporation provides that shares of preferred stock may be issued from time to time in one or more series. GACQ’s board of directors is authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. GACQ’s board of directors will be able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of GACQ’s common stock and could have anti-takeover effects. The ability of GACQ’s board of directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of GACQ or the removal of existing management. Although GACQ does not currently intend to issue any shares of preferred stock, it cannot guarantee that it will not do so in the future. No shares of preferred stock are being issued or registered during GACQ’s initial public offering.
GACQ Redeemable Warrants
GACQ Public Stockholders’ Warrants
There are currently 9,358,306 GACQ Warrants issued and outstanding. Each whole warrant entitles the registered holder to purchase one share of GACQ’s common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of GACQ’s initial offering or the completion of the Business Combination. The warrants will expire five years after the completion of GACQ’s initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation. No fractional warrants were issued upon separation of the units and only whole warrants will be exercisable and trade. As a result, holders of GACQ’s warrants must exercise the warrants in multiples of two, at a price of $11.50 per share, to validly exercise your warrants.
GACQ will not be obligated to deliver any shares of common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to GACQ’s satisfying its obligations described below with respect to registration. No warrant will be exercisable and GACQ will not be obligated to issue shares of common stock upon exercise of a warrant unless common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will GACQ be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of common stock underlying such unit.
If GACQ’s common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, GACQ may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event it so elect, GACQ will not be required to file or maintain in effect a registration statement, but GACQ will be required to use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of Warrants.   Once the warrants become exercisable, GACQ may call the warrants for redemption:
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in whole and not in part;

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at a price of $0.01 per warrant;

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upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

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if, and only if, the reported last sale price of the common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before GACQ sends the notice of redemption to the warrant holders.

If and when the warrants become redeemable by GACQ, GACQ may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. GACQ will use its best efforts to register or qualify such shares of common stock under the blue sky laws of the state of residence in those states in which the warrants were offered by GACQ in its initial public offering.
GACQ has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and GACQ issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the common stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 warrant exercise price after the redemption notice is issued.
Redemption Procedures and Cashless Exercise.   If GACQ calls the warrants for redemption as described above, its management will have the option to require any holder that wishes to exercise its warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” GACQ’s management will consider, among other factors, GACQ’s cash position, the number of warrants that are outstanding and the dilutive effect on its stockholders of issuing the maximum number of shares of common stock issuable upon the exercise of GACQ’s warrants. If GACQ’s management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” shall mean the average last reported sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If GACQ’s management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of common stock to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. GACQ believes that this feature is an attractive option to GACQ if it does not need the cash from the exercise of the warrants after its initial business combination. If GACQ calls its warrants for redemption and its management does not take advantage of this option, GACQ’s sponsor and its permitted transferees would still be entitled to exercise their private placement units for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.
A holder of a warrant may notify GACQ in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.99% or 9.99% (or such other amount as a holder may specify) of the shares of common stock outstanding immediately after giving effect to such exercise.
If the number of outstanding shares of common stock is increased by a stock dividend payable in shares of common stock, or by a split-up of shares of common stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of common stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of common stock. A rights offering to holders of common stock entitling holders to purchase shares of common stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of common stock equal to the product of (i) the number of shares of common stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for common stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of common stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for common stock, in determining the price payable for common stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of common stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if GACQ, at any time while the warrants are outstanding and unexpired, pays a dividend or make a distribution in cash, securities or other assets to the holders of common stock on account of such shares of common stock (or other shares of GACQ’s capital stock into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of common stock in connection with a proposed initial business combination, (d) to satisfy the redemption rights of the holders of common stock in connection with a stockholder vote to amend GACQ’s amended and restated certificate of incorporation (i) to modify the substance or timing of GACQ’s obligation to allow redemption in connection with GACQ’s initial business combination or to redeem 100% of GACQ’s public shares if GACQ do not complete GACQ’s initial business combination within 12 months (or 15 or 18 months, as applicable) from the closing of its initial public offering or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, or (e) in connection with the redemption of GACQ’s public shares upon GACQ’s failure to complete GACQ’s initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of common stock in respect of such event.
If the number of outstanding shares of GACQ’s common stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of common stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of common stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of common stock.
Whenever the number of shares of common stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of common stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of common stock so purchasable immediately thereafter.
In case of any reorganization of the outstanding shares of common stock (other than those described above or that solely affects the par value of such shares of common stock), or in the case of any merger or consolidation of GACQ with or into another corporation (other than a consolidation or merger in which GACQ is the continuing corporation and that does not result in any reclassification or reorganization of GACQ’s outstanding shares of common stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of GACQ as an entirety or substantially as an entirety in connection with which GACQ is dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of GACQ’s common stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of common stock in such a transaction is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes value (as defined in the warrant agreement) of the warrant. The warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and GACQ, dated June 8, 2021. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision but requires the approval by the holders of at least 50% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.
GACQ’s warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to GACQ, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock or any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one (1) vote for each share held of record on all matters to be voted on by stockholders.
No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, GACQ will, upon exercise, round down to the nearest whole number of shares of common stock to be issued to the warrant holder.
GACQ has agreed that, subject to applicable law, any action, proceeding or claim against GACQ arising out of or relating in any way to the warrant agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and GACQ irrevocably submits to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.
GACQ Private Placement Units
The GACQ private placement units will not be transferable, assignable or salable until thirty days following the completion of the Business Combination (except, among other limited exceptions as described under the section of GACQ’s final prospectus filed with the SEC on June 10, 2021 entitled “Principal Stockholders — Restrictions on Transfers of Founder Shares and Private Placement Units,” to GACQ’s officers, directors and other persons or entities affiliated with or related to GACQ’s sponsor, each of which will be subject to the same transfer restrictions) and they will not be redeemable by GACQ so long as they are held by its sponsor or the sponsor’s permitted transferees. Otherwise, the private placement units have terms and provisions that are identical to those of the warrants being sold as part of the units in GACQ’s initial public offering, including as to exercise price, exercisability and exercise period. Each of the units that may be issued upon conversion of working capital loans shall be identical to the private placement units.
If holders of the private placement units elect to exercise them on a cashless basis, they would pay the exercise price by surrendering their warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” shall mean the average last reported sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that GACQ has agreed that these warrants will be exercisable on a cashless basis so long as they are held by the sponsor or its permitted transferees is because it is not known at this time whether they will be affiliated with GACQ following the Business Combination. If they remain affiliated with GACQ, their ability to sell GACQ’s securities in the open market will be significantly limited. GACQ has policies in place that prohibit insiders from selling its securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell GACQ’s securities, an insider cannot trade in GACQ’s securities if he or she is in possession of material non-public information. Accordingly, unlike public stockholders who could sell the shares of common stock issuable upon exercise of the warrants freely in the open market, the insiders could be significantly restricted from doing so. As a result, GACQ believes that allowing the holders to exercise such warrants on a cashless basis is appropriate.

In order to finance transaction costs in connection with an intended initial business combination, GACQ’s sponsor or an affiliate of the sponsor or certain of GACQ’s officers and directors may, but are not obligated to, loan GACQ funds as may be required. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit at the option of the lender. Such units would be identical to the private placement units, including as to the exercise price, exercisability and exercise period for the underlying warrants.
GACQ’s sponsor has agreed not to transfer, assign or sell any of the private placement units (including the common stock issuable upon exercise of any of these warrants) until GACQ completes the Business Combination, except that, among other limited exceptions as described under the section of GACQ’s final prospectus filed with the SEC on June 10, 2021 entitled “Principal Stockholders — Restrictions on Transfers of Founder Shares and Private Placement Units” made to GACQ’s officers and directors and other persons or entities affiliated with or related to GACQ’s sponsor, each of which will be subject to the same transfer restrictions.
Dividends
GACQ has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon GACQ’s revenues and earnings, if any, capital requirements and general financial conditions subsequent to completion of a business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of GACQ’s board of directors at such time. Further, if GACQ incurs any indebtedness, its ability to declare dividends may be limited by restrictive covenants it may agree to in connection therewith.
Certain Anti-Takeover Provisions of Delaware Law and the Current Charter and Bylaws
GACQ is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:
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a stockholder who owns 15% or more of GACQ’s outstanding voting stock (otherwise known as an “interested stockholder”);

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an affiliate of an interested stockholder; or

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an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of GACQ’s assets. However, the above provisions of Section 203 do not apply if:
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GACQ’s board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

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after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of GACQ’s voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

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on or subsequent to the date of the transaction, the business combination is approved by GACQ’s board of directors and authorized at a meeting of its stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

GACQ’s authorized but unissued common stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of GACQ by means of a proxy contest, tender offer, merger or otherwise.

Exclusive Forum for Certain Lawsuits
GACQ’s Current Charter requires, unless GACQ consents in writing to any alternative from to the fullest extent permitted by law, that derivative actions brought in its name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware, except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act, as to which the Court of Chancery and the federal district court for the District of Delaware shall have concurrent jurisdiction. If an action is brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel. Although GACQ believes that this provision benefits GACQ by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, a court may determine that this provision is unenforceable, and to the extent it is enforceable, the provision may have the effect of discouraging lawsuits against GACQ’s directors and officers, although GACQ’s stockholders will not be deemed to have waived its compliance with federal securities laws and the rules and regulations thereunder.
GACQ’s Current Charter provides that the exclusive forum provision will be applicable to the fullest extent permitted by applicable law. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.
Special Meeting of Stockholders
GACQ’s bylaws provide that special meetings of its stockholders may be called by resolution of the Board of Directors, or by the President, or by the holders of not less than one-quarter of all of the shares entitled to vote at the meeting.
Advance Notice Requirements for Stockholder Proposals and Director Nominations
Pursuant to Rule 14a-8 of the Exchange Act, proposals by stock-holders seeking inclusion in GACQ’s annual proxy statement must comply with the notice periods contained therein.

DESCRIPTION OF THE COMBINED COMPANY’S SECURITIES
The following summary of certain provisions of the Combined Entity’s securities does not purport to be complete and is subject to the Proposed Charter and the provisions of applicable law. Copies of the Proposed Charter are attached to this proxy statement as Annex C.
Authorized and Outstanding Stock
The Proposed Charter authorizes the issuance of 110,000,000 shares, consisting of 100,000,000 shares of Common Stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value. As of the Record Date, there were [•] shares of GACQ Common Stock outstanding. No shares of preferred stock are currently outstanding.
Common Stock
Voting Power
Except as otherwise required by law, the holders of Combined Company common stock possess all voting power for the election of the Combined Company’s directors and all other matters requiring stockholder action. Holders of common stock are entitled to one vote per share on matters to be voted on by stockholders.
Dividends
Holders of Combined Company common stock will be entitled to receive such dividends, if any, as may be declared from time to time by the Combined Company’s Board in its discretion out of funds legally available therefor. In no event will any stock dividends or stock splits or combinations of stock be declared or made on Combined Company common stock unless the shares of Combined Company common stock at the time outstanding are treated equally and identically.
Liquidation, Dissolution and Winding Up
In the event of the Combined Company’s voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up, the holders of the Combined Company common stock will be entitled to receive an equal amount per share of all of the Combined Company’s assets of whatever kind available for distribution to stockholders, after the rights of the holders of the preferred stock have been satisfied.
Preemptive or Other Rights
The holders of the Combined Company common stock have no preemptive rights or other subscription rights and there are no sinking fund or redemption provisions applicable to the Combined Company common stock.
Election of Directors
Following the Business Combination, the Combined Company’s Board will have one class of directors and each director will generally serve for a term of one year. Unless required by applicable law at the time of election, there is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.
Preferred Stock
The Combined Company’s Board has authority to issue shares of the Combined Company’s preferred stock in one or more series, to fix for each such series such voting powers, designations, preferences, qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, redemption privileges and liquidation preferences for the issue of such series all to the fullest extent permitted by the DGCL. The issuance of the Combined Company’s preferred stock could have the effect of decreasing the trading price of the Combined Company’s common stock, restricting dividends on the Combined

Company’s capital stock, diluting the voting power of the Combined Company’s common stock, impairing the liquidation rights of the Combined Entity’s capital stock, or delaying or preventing a change in control of the Combined Entity.
Warrants
Public Warrants
Each whole Public Warrant entitles the registered holder to purchase one share of Combined Company common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of the completion of our initial business combination or 12 months from the closing of the IPO. The warrants will expire five years after the completion of our initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation, as described in this proxy statement/prospectus. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase a multiple of two units, the number of warrants issuable to you upon separation of the units will be rounded down to the nearest whole number of warrants. Pursuant to the warrant agreement, no fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you own a multiple of two units, the number of warrants issuable to you upon separation of the units will be rounded down to the nearest whole number of warrants. As of July 30, 2021, holders of GACQ Units may elect to separately trade the shares of GACQ Common Stock and Public Warrants included in the GACQ Units. Holders have the option to continue to hold units or separate their units into the component securities. Holders will need to have their brokers contact our transfer agent in order to separate the units into shares of common stock and warrants.
However, no Public Warrants will be exercisable for cash unless the Combined Entity has an effective and current registration statement covering the shares of Combined Company common stock issuable upon exercise of the Public Warrants and a current prospectus relating to such shares of Combined Company common stock. Notwithstanding the foregoing, if a registration statement covering the shares of Combined Company common stock issuable upon exercise of the Public Warrants is not effective within 90 days from the Closing, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. The Combined Company will use reasonable best efforts to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the provisions of the Warrant Agreement. Notwithstanding the above, if the Combined Company common stock is not (at the time of any exercise of a Public Warrant) listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Combined Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Combined Company so elects, will not be required to file or maintain in effect a registration statement, but we will be required to use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
We may call the outstanding Public Warrants for redemption, in whole and not in part, at a price of $0.01 per warrant:
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at any time while the Public Warrants are exercisable;

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upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

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if, and only if, the reported last sale price of the shares of Common Stock equals or exceeds $18.00 per share, for any 20 trading days within a 30-day trading period ending on the third business day prior to the notice of redemption to warrant holders.

The right to exercise will be forfeited unless the Public Warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a Public Warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for our Public Warrants has been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the Warrants. However, the price of the Combined Company Common Stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 warrant exercise price after the redemption notice is issued.
If we call the Public Warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise its Public Warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their Public Warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of Public Warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of Combined Company common stock issuable upon the exercise of our Public Warrants. If our management takes advantage of this option, all holders of Public Warrants would pay the exercise price by surrendering their Public Warrants for that number of shares of Combined Company common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Combined Company common stock underlying the Public Warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the Public Warrants by (y) the fair market value. The “fair market value” shall mean the average last reported sale price of the Combined Company common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Combined Company common stock to be received upon exercise of the Public Warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the Public Warrants after our initial business combination. If we call our Public Warrants for redemption and our management does not take advantage of this option, our Sponsor and its permitted transferees would still be entitled to exercise their Private Placement Warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.
The Warrants were issued in registered form under a warrant agreement between Continental, as warrant agent, and us. The warrant agreement provides that the terms of the Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then outstanding Public Warrants to make any change that adversely affects the interests of the registered holders of the Public Warrants.
The exercise price and number of shares of Combined Company common stock issuable upon exercise of the Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the Warrants will not be adjusted for issuances of shares of Combined Company common stock at a price below their respective exercise prices.
The Public Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of Public Warrants being exercised. The warrant holders do not have the rights or privileges of holders of shares of Combined Company common stock and any voting rights until they exercise their Public Warrants and receive shares of Combined Company common stock. After the issuance of shares of Combined Company common stock upon exercise of the Public Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.
Except as described above, no Public Warrants will be exercisable for cash and we will not be obligated to issue shares of Combined Company common stock unless at the time a holder seeks to exercise such warrant, a prospectus relating to the shares of Combined Company common stock issuable upon exercise of such Public Warrants is current and the shares of Combined Company common stock have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the Public Warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the shares of Combined Company common stock issuable upon exercise of the Public Warrants until the expiration of the Public Warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the shares of Combined Company common stock issuable upon exercise of the Public Warrants, holders will be unable to exercise their Public Warrants and we will not be required to settle any such warrant exercise. If the prospectus relating to the shares of Combined Company common stock issuable upon the exercise of the Public Warrants is not current or if the Combined Company common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the Public Warrants reside, we will not be required to net cash settle or cash settle the warrant exercise, the Public Warrants may have no value, the market for the Public Warrants may be limited and the Public Warrants may expire worthless.
Warrant holders may elect to be subject to a restriction on the exercise of their Warrants such that an electing warrant holder would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.9% of the shares of Common Stock outstanding.
No fractional shares will be issued upon exercise of the Public Warrants. If, upon exercise of the Public Warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number of shares of Combined Company common stock to be issued to the warrant holder.
Private Placement Warrants
The Private Placement Warrants are identical to the Public Warrants, except that the Private Placement Warrants and the Combined Company common stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until thirty days following the completion of the Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
Registration Rights
After the Business Combination is consummated, the holders of the Founder Shares, Private Units and Private Units that may be issued upon conversion of working capital loans (and any shares of Combined Company common stock issuable upon the exercise of the private placement units and the private placement units that may be issued upon conversion of working capital loans) are entitled to registration rights pursuant to the registration rights agreement, entered into in connection with the IPO (the “Registration Rights Agreement”). At the Closing, the Registration Rights Agreement will be amended and restated to allow GACQ to register the Acquisition Consideration Shares after the Closing. The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Combined Company register such securities, subject to underwriter cutbacks and issuer blackout periods. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the Business Combination and rights to require registration for resale of such securities pursuant to Rule 415 under the Securities Act. The Combined Entity will bear the expenses incurred in connection with the filing of any such registration statements.
Anti-Takeover Provisions
Proposed Charter
Among other things, the Proposed Charter will:

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permit the Combined Company’s Board to issue up to 10,000,000 shares of preferred stock, with any rights, preferences and privileges as they may designate, including the right to approve an acquisition or other change of control;

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provide that the authorized number of directors may be changed only by resolution of the Combined Company’s Board;

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provide that, subject to the rights of any series of preferred stock to elect directors, directors may be removed only with cause by the holders of at least 66 2∕3% of all of our then-outstanding shares of the capital stock entitled to vote generally at an election of directors;

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provide that all vacancies, including newly created directorships, may, except as otherwise required by law, be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum;

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provide that stockholders seeking to present proposals before a meeting of stockholders or to nominate candidates for election as directors at a meeting of stockholders must provide advance notice in writing, and also specify requirements as to the form and content of a stockholder’s notice; and

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not provide for cumulative voting rights, therefore allowing the holders of a majority of the shares of common stock entitled to vote in any election of directors to elect all of the directors standing for election, if they should so choose.

The amendment of any of these provisions would require approval by the holders of at least 662∕3% of all of the then-outstanding capital stock entitled to vote generally in the election of directors.
The combination of these provisions will make it more difficult for the existing stockholders to replace the Combined Company’s Board as well as for another party to obtain control of the Combined Company by replacing the Combined Company’s Board. Because the Combined Company’s Board has the power to retain and discharge its officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management. In addition, the authorization of undesignated preferred stock makes it possible for the Combined Company’s Board to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change our control.
These provisions are intended to enhance the likelihood of continued stability in the composition of the Combined Company’s Board and its policies and to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to reduce the Combined Company’s vulnerability to hostile takeovers and to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for the Combined Company’s shares and may have the effect of delaying changes in our control or management. As a consequence, these provisions may also inhibit fluctuations in the market price of our stock.
Delaware Anti-Takeover Law
The Combined Company will opt out of Section 203 of the DGCL. However, the Proposed Charter will contain similar provisions providing that the Combined Company may not engage in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder, unless:
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prior to the date of the transaction, the Combined Company’s Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the Combined Company’s voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) (1) shares owned by persons who are directors and also officers and (2) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

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on or subsequent to such time, the business combination is approved by the Combined Company’s Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 662∕3% of the outstanding voting stock which is not owned by the interested stockholder.

Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with its affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 20% or more of our outstanding voting stock. These provisions may encourage companies interested in acquiring the Combined Company to negotiate in advance with the Combined Company’s Board because the stockholder approval requirement would be avoided if the board of directors approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in the Combined Company’s Board and may make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests.
Choice of Forum
The Proposed Charter provides that, unless the Combined Company consents to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under the Delaware statutory or common law: (i) any derivative claim or cause of action brought on the Combined Entity’s behalf; (ii) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer or other employee of the Combined Company, to the Combined Company or the Combined Company’s stockholders; (iii) any claim or cause of action against the Combined Company or any current or former director, officer or other employee of the Combined Company, arising out of or pursuant to any provision of the DGCL, the Proposed Charter or the Bylaws of the Combined Company (as each may be amended from time to time); (iv) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of the Proposed Charter or the Bylaws of the Combined Company (as each may be amended from time to time, including any right, obligation, or remedy thereunder); (v) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (vi) any claim or cause of action against the Combined Company or any current or former director, officer or other employee of the Combined Company, governed by the internal-affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. This choice of forum provision would not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.
The Proposed Charter also provide that if any action the subject matter of which is within the scope of foregoing is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the foregoing (an “FSC Enforcement Action”), and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
The Proposed Charter further provides that, unless the Combined Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. However, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain such claims. As noted above, the Combined Company’s Proposed Charter provides that the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act. Due to the concurrent jurisdiction for federal and state courts created by Section 22 of the Securities Act over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder, there is uncertainty as to whether a court would enforce the exclusive forum provision. Additionally, the Proposed Charter provides that any person or entity holding, owning or otherwise acquiring any interest in any of the Combined Company’s securities shall be deemed to have notice of and consented to these provisions. Investors also cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

MARKET PRICE, TICKER SYMBOLS AND DIVIDEND INFORMATION
GACQ
Market Price and Ticker Symbol
GACQ Units, GACQ Common Stock and GACQ Warrants trade on Nasdaq under the symbols “GACQU,” “GACQ” and “GACQW,” respectively. The GACQ Units commenced trading on Nasdaq on June 9, 2021, and GACQ Common Stock and GACQ Warrants commenced separate trading from the Units on July 30, 2021.
On December 10, 2021, the trading date before the public announcement of the Business Combination, GACQ Units, GACQ Common Stock and GACQ Warrants closed at $10.27, $9.92 and $0.57, respectively. On February 9, 2022, the trading date immediately prior to the date of this proxy statement, GACQ Units, GACQ Common Stock and GACQ Warrants closed at $10.09, $9.94 and $0.42, respectively.
Holders
As of February 10, 2022, there were two holders of record of GACQ Units, five holders of record of GACQ Common Stock and one holder of record of GACQ Warrants. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose GACQ Units, GACQ Common Stock and GACQ Warrants are held of record by banks, brokers and other financial institutions.
GACQ’s Dividend Policy
GACQ has not paid any cash dividends on its shares of GACQ Common Stock to date and does not intend to pay cash dividends prior to the consummation of the Business Combination.
Luminex
Information regarding Luminex is not provided because there is no public market for Luminex’s Common Stock.
GP Global
Information regarding GP Global is not provided because there is no public market for GP Global’s Common Stock.
The Combined Company
Ticker Symbol
The Combined Company intends to list its common stock and warrants on Nasdaq under the symbols “SCNT” and “SCNTW,” respectively, following the consummation of the Business Combination.
Dividend Policy
The payment of any cash dividends following the consummation of the Business Combination will be within the discretion of the board of directors of the Combined Company at such time. We currently expect that the Combined Company will retain future earnings to finance operations and grow its business and we do not expect the Combined Company to declare or pay cash dividends for the foreseeable future.

APPRAISAL RIGHTS
Appraisal rights are not available to holders of shares of GACQ Common Stock in connection with the Business Combination.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, we and the service companies that we employ to deliver communications to the GACQ’s stockholders are permitted to deliver a single copy of this proxy statement to two or more GACQ’s stockholders sharing the same address. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, upon written or oral request, we will deliver a separate copy of this proxy statement to any GACQ’s stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. The GACQ’s stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of this proxy statement in the future. The GACQ’s stockholders may notify us of their requests by calling or writing to [•], our proxy solicitor, at:
TRANSFER AGENT AND REGISTRAR
The transfer agent for our securities is Continental Stock Transfer & Trust Company.
SUBMISSION OF STOCKHOLDER PROPOSALS
The GACQ Board is aware of no other matter that may be brought before the Meeting. Under Delaware law, only business that is specified in the notice of the Meeting to stockholders may be transacted at the Meeting.
FUTURE STOCKHOLDER PROPOSALS
In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the Combined Company’s amended and restated bylaws will provide that the stockholder must give timely notice in proper written form to the secretary of the Combined Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Combined Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that, if no annual meeting was held in the preceding year, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Combined Company; provided, further, that, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Combined Company. In addition, nominations of director candidates to the Combined Company’s board of directors and stockholder proposals also must satisfy other requirements set forth in the Combined Company’s amended and restated bylaws.
You may contact the secretary of the Combined Company at our principal executive offices for a copy of the relevant provisions of the Combined Company’s amended and restated bylaws regarding the requirements for nominating director candidates to the Combined Company’s board of directors and making stockholder proposals.
WHERE YOU CAN FIND MORE INFORMATION
We must comply with the informational requirements of the Exchange Act and rules and regulations promulgated thereunder. In accordance with the Exchange Act, we file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our filings with the SEC, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
If you are a stockholder of GACQ and would like to request documents, please do so by [•], 2022, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first-class mail or another equally prompt means.
All information contained in this proxy statement relating to GACQ has been supplied by GACQ, all information contained in this proxy statement relating to Luminex has been supplied by Luminex and all information contained in this proxy statement relating to GP Global has been supplied by GP Global.
Information provided by either the GACQ, Luminex or GP Global does not constitute any representation, estimate or projection of any other party.
This document is a proxy statement of GACQ for the Meeting. We have not authorized anyone to give any information or make any representation about the Business Combination, GACQ or Luminex or GP Global that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.
EXPERTS
The audited balance sheets of GACQ as of December 31, 2020 and January 31, 2021, the related statements of operations, changes in shareholder’s equity and cash flows for the periods from December 28, 2020 (inception) through December 31, 2020 and January 1, 2021 through January 31, 2021, and the related notes, included in this proxy statement have been so included in reliance upon the report of Marcum Bernstein & Pinchuk llp, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.
The consolidated financial statements of Luminex Home Décor & Fragrance Holding Corporation as of February 28, 2021 and February 29, 2020, the related consolidated statements of comprehensive income (loss), equity and cash flows for each of the two years in the period ended February 28, 2021, and the related notes included in this proxy statement have been so included in reliance upon the report of Crowe, LLP, independent registered public accounting firm, given upon the authority of said firm as experts in accounting and auditing.
The audited consolidated financial statements of GP Global Limited for the years ended March 31, 2021 and March 31, 2020 included in this proxy statement have been so included in reliance upon the report of KNAV P.A., an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the proxy statement. Such consolidated financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements of GP Global as of December 31, 2019 and 2018 and for the years then ended, included in this Proxy Statement, have been audited by Brio Chartered Accountants LLP, independent auditor, as stated in their report appearing herein.

GLOBAL CONSUMER ACQUISITION CORP.
INDEX TO FINANCIAL STATEMENTS
Audited Financial Statements of Global Consumer Acquisition Corp.
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheets as of January 31, 2021 and December 31, 2020	F-3
Statements of Operations for the period from January 1 through January 31, 2021 and for the period from December 28, 2020 (inception) through December 31, 2020	F-4
Statements of Changes in Stockholder’s Deficit for the period from December 28, 2020 (inception) through January 31, 2021	F-5
Statements of Cash Flows for the period from January 1, 2021 through January 31, 2021, and for the period from December 28, 2020 (inception) through December 31, 2020	F-6
Notes to the Financial Statements	F-7
Unaudited Condensed Financial Statements of Global Consumer Acquisition Corp.
Condensed Balance Sheets as of September 30, 2021 and December 31, 2020	F-18
Condensed Statements of Operations for the Three Months Ended September 30, 2021 and the Nine Months Ended September 30, 2021	F-19
Condensed Statements of Changes in Stockholders’ Deficit for the Period from December 31, 2020 through September 30, 2021	F-20
Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2021	F-21
Notes to the Financial Statements	F-22
Unaudited Financial Statements of Luminex Home Décor & Fragrance Holding Corporation
Consolidated Balance Sheets	F-40
Consolidated Statements of Comprehensive Income (Loss)	F-41
Consolidated Statements of Equity	F-42
Consolidated Statements of Cash Flows	F-43
Notes to Consolidated Financial Statements	F-44
Audited Financial Statements of Luminex Home Décor & Fragrance Holding Corporation
Independent Auditor’s Report	F-
Consolidated Balance Sheets	F-68
Consolidated Statements of Comprehensive Income (Loss)	F-69
Consolidated Statements of Equity	F-70
Consolidated Statements of Cash Flows	F-71
Notes to Consolidated Financial Statements	F-72
Unaudited Financial Statements of GP Global Limited
Consolidated Balance Sheets	F-126
Consolidated Statements of Comprehensive Income (Loss)	F-127
Consolidated Statements of Equity	F-128
Consolidated Statements of Cash Flows	F-129
Notes to Consolidated Financial Statements	F-130
Audited Financial Statements of GP Global Limited
Independent Auditor’s Report	F-90
Consolidated Balance Sheets	F-91
Consolidated Statements of Comprehensive Income (Loss)	F-92
Consolidated Statements of Equity	F-93
Consolidated Statements of Cash Flows	F-94
Notes to Consolidated Financial Statements	F-95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholder and Board of Directors of Global Consumer Acquisition Corp.
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Global Consumer Acquisition Corp. (the “Company”) as of December 31, 2020 and January 31, 2021, the related statements of operations, changes in shareholder’s equity and cash flows for the periods from December 28, 2020 (inception) through December 31, 2020 and January 1, 2021 through January 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial positions of the Company as of December 31, 2020 and January 31, 2021, and the results of its operations and its cash flows for the periods from December 28, 2020 (inception) through December 31, 2020 and January 1, 2021 through January 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Explanatory Paragraph — Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company’s ability to execute its business plan is dependent upon its completion of the proposed initial public offering described in Note 3 to the financial statements. The Company has working capital deficiency as of December 31, 2020 and January 31, 2021 and lacks the financial resources it needs to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1 and 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Marcum Bernstein & Pinchuk llp
Marcum Bernstein & Pinchuk llp
We have served as the Company’s auditor since 2021.
New York, NY
April 27, 2021, except for paragraph 2 and 3 in Note 9, as to which the date is June 10, 2021.
www.marcumbp.com

GLOBAL CONSUMER ACQUISITION CORP.
BALANCE SHEETS
	January 31, 2021	December 31, 2020
	(Audited)	(Audited)
ASSETS
Current asset – cash	$70	$—
Deferred offering costs	15,000	—
Total Assets	$15,070	$—
LIABILITIES AND STOCKHOLDER’S DEFICIT
Current Liabilities
Accrued expense	$35,478	$478
Amount due to related party	100	—
Promissory note – related party	5,150	—
Total Current Liabilities	40,728	478
Commitments and Contingencies (Note 6)
Stockholder’s Deficit
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, par value $0.0001; 10,000,000 shares authorized; 4,887,500 issued and outstanding on January 31, 2021(1)(2)	489	—
Additional paid-in capital	24,511	—
Accumulated deficit	(50,658)	(478)
Total Stockholder’s Deficit	(25,180)	(478)
Total Liabilities and Stockholder’s Deficit	$15,070	$—

(1)
Includes up to 637,500 shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part. (see Note 5)

(2)
On June 8, 2021, the Sponsor surrendered an aggregate of 862,500 shares of Class B common stock for no consideration, resulting in an aggregate of 4,887,500 founder shares of Class B common stock issued and outstanding. All shares and associated amounts have been retroactively restated to reflect the surrender of these shares (see Note 8).

The accompanying notes are an integral part of these financial statements

GLOBAL CONSUMER ACQUISITION CORP.
STATEMENTS OF OPERATIONS
	For the Period from January 1, 2021 through January 31, 2021	For the Period from December 28, 2020 (inception) through December 31, 2020
	(Audited)	(Audited)
Operating costs	$50,180	$478
Net Loss	$(50,180)	$(478)
Weighted average shares outstanding, basic and diluted(1)(2)	4,250,000	—
Basic and diluted net loss per ordinary share	$(0.0118)	$—

(1)
Excludes an aggregate of up to 637,500 shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part. (see Note 5)

(2)
On June 8, 2021, the Sponsor surrendered an aggregate of 862,500 shares of Class B common stock for no consideration, resulting in an aggregate of 4,887,500 founder shares of Class B common stock issued and outstanding. All shares and associated amounts have been retroactively restated to reflect the surrender of these shares (see Note 8).

The accompanying notes are an integral part of these financial statements

GLOBAL CONSUMER ACQUISITION CORP.
STATEMENTS OF CHANGES STOCKHOLDER’S DEFICIT
FOR THE PERIOD FROM DECEMBER 28, 2020 (INCEPTION) THROUGH JANUARY 31, 2021
	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total Stockholder’s Deficit
	Shares	Amount
Balance – December 28, 2020 (inception)	—	$—	$—	$—	$—
Net income (loss )	—	—	—	(478)	(478)
Balance – December 31, 2020 (audited)	—	—	—	(478)	(478)
Balance – January 1, 2021	—	—	—	$(478)	$(478)
Issuance of common stock to Sponsor(1)(2)	4,887,500	489	24,511	—	25,000
Net income (loss)	—	—		(50,180)	(50,180)
Balance – January 31, 2021 (audited)	4,887,500	$489	$24,511	$(50,658)	$(25,658)

(1)
Includes up to 637,500 shares subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full or in part. (see Note 5)

(2)
On June 8, 2021, the Sponsor surrendered an aggregate of 862,500 shares of Class B common stock for no consideration, resulting in an aggregate of 4,887,500 founder shares of Class B common stock issued and outstanding. All shares and associated amounts have been retroactively restated to reflect the surrender of these shares (see Note 8).

The accompanying notes are an integral part of these financial statements

GLOBAL CONSUMER ACQUISITION CORP.
STATEMENTS OF CASH FLOWS
	For the Period from January 1, 2021 through January 31, 2021	For the Period from December 28, 2020 (inception) through December 31, 2020
	(Audited)	(Audited)
Cash flows from Operating Activities:
Net Loss	$(50,180)	$(478)
Changes in operating assets and liabilities:
Proceeds from promissory note	5,150	—
Accrued expense	20,000	478
Amount due to related party	100	—
Net cash provided by operating activities	(24,930)	—
Cash Flows from Financing Activities:
Proceeds from issuance of common stock to Sponsor	25,000	—
Net cash provided by financing activities	25,000	—
Net Change in Cash	70	—
Cash – Beginning of period	—	—
Cash – Ending of period	$70	$—
Supplemental Disclosures of Noncash Financing Activities
Deferred offering costs paid directly by Sponsor from proceeds from issuance of common stock	$25,000	$—
Accrued deferred offering costs	$15,000	$—
The accompanying notes are an integral part of these financial statements

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
NOTE 1.
DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN

Global Consumer Acquisition Corp. (the “Company”) is a blank check company incorporated in the State of Delaware on December 28, 2020. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities (“Business Combination”). Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company intends to focus on businesses in the consumer products and services sectors.
At January 31, 2021, the Company had not yet commenced any operations. All activity through January 31, 2021 relates to the Company’s formation and the Proposed Offering (as defined below). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Proposed Offering. The Company has selected December 31 as its fiscal year end. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
The Company’s ability to commence operations is contingent upon obtaining adequate financial resources through a proposed initial public offering of 17,000,000 units at $10.00 per unit (or 19,550,000 units if the underwriters’ over-allotment option is exercised in full) (the “Units” and, with respect to the common stock included in the Units being offered, the “Public Shares”) which is discussed in Note 3 (the “Proposed Offering”) and the sale of 431,510 Units (or 476,135 Units if the underwriters’ over-allotment option is exercised in full) (the “Placement Units”) at a price of $10.00 per Unit in a private placement to the Company’s sponsor, Global Consumer Acquisition LLC (the “Sponsor”), that will close simultaneously with the Proposed Offering. The Company has been approved to list the Units on the Nasdaq Capital Market (“NASDAQ”). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Proposed Offering and sale of the Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (as defined below) (less any deferred underwriting commissions and taxes payable on interest earned and less any interest earned thereon that is released for taxes) at the time of the signing of an agreement to enter into a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Proposed Offering, management has agreed that $10.05 per Unit sold in the Proposed Offering, including the proceeds of the sale of the Placement Units, will be held in a trust account (“Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.
The Company will provide its stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek stockholder approval of a Business Combination at a meeting called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The Company will proceed with a Business

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares are voted in favor of the Business Combination.
If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Memorandum and Articles of Association provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares without the Company’s prior written consent.
The stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter. There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants or rights. These common stocks will be recorded at a redemption value and classified as temporary equity upon the completion of the Proposed Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”
If a stockholder vote is not required and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.
The Sponsor has agreed (a) to vote its common stock included in the Private Placement Units and any Public Shares purchased during or after the Proposed Offering in favor of a Business Combination, (b) not to propose an amendment to the Company’s Amended and Restated Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment; (c) not to redeem any shares (including the common stock) and Private Placement Units (including underlying securities) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek stockholder approval in connection therewith) or a vote to amend the provisions of the Amended and Restated Memorandum and Articles of Association relating to stockholders’ rights of pre-Business Combination activity and (d) that the common stock and Private Placement Units (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Proposed Offering if the Company fails to complete its Business Combination.
The Company will have until 18 months from the closing of the Proposed Offering to consummate a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $100,000), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Proposed Offering price per Unit ($10.00).
The Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.00 per share (whether or not the underwriters’ over-allotment option is exercised in full), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Proposed Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Going Concern Consideration
At January 31, 2021 and December 31, 2020, the Company had cash of $70, and nil, respectively. At January 31, 2021 and December 31, 2020, the Company had working capital deficit of $40,658 and 478, respectively. Further, we have incurred and expect to continue to incur significant costs in pursuit of our financing and acquisition plans. Management plans to address this uncertainty through a Proposed Public Offering as discussed in Note 3. We cannot assure that our plans to raise capital or to consummate an initial business combination will be successful. These factors, among others, raise substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustments that might result from our inability to consummate this offering or our inability to continue as a going concern.
Risks and Uncertainties
Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, close of the Proposed Public Offering, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
NOTE 2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
The accompanying financial statements are presented in U.S. Dollars and conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.
The Company applies ASC 820, which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company’s principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity’s own assumptions based on market data and the entity’s judgments about the assumptions that market participants would use in pricing the asset or liability and are to be developed based on the best information available in the circumstances.
Level 1 — Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.
Level 2 — Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.
Level 3 — Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.
Emerging growth company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
Use of estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Deferred offering costs
Deferred offering costs consist of underwriting, legal, accounting and other expenses incurred through the balance sheet date that are directly related to the Proposed Offering and that will be charged to stockholder’s equity upon the completion of the Proposed Offering. Should the Proposed Offering prove to be unsuccessful, these deferred costs, as well as additional expenses incurred, will be charged to operations.
Income taxes
The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined the United States is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits as of January 31, 2021 and December 31, 2020, and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
The provision for income taxes was deemed to be de minimis for the period from December 28, 2020 (inception) to December 31, 2020, and for the period from January 1, 2021 to January 31, 2021.
Net loss per share
The Company complies with accounting and disclosure requirements of ASC Topic 260, “Earnings Per Share.” Net loss per share is computed by dividing net loss by the weighted average number of common stock outstanding during the period, excluding common stock subject to forfeiture. Weighted average shares were reduced for the effect of an aggregate of 637,500 shares of common stock that are subject to forfeiture if the over-allotment option is not exercised by the underwriters (see Note 6). As of January 31, 2021 and December 31, 2020, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the periods presented.

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
Concentration of credit risk
Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. As of January 31, 2021 and December 31, 2020, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.
Fair value of financial instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.
Derivative Financial Instruments
The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.
Recently issued accounting pronouncements
Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.
NOTE 3.
PROPOSED OFFERING

Pursuant to the Proposed Offering, the Company will offer for sale up to 17,000,000 Units (or 19,550,000 Units if the underwriters’ overallotment option is exercised in full) at a purchase price of $10.00 per Unit. Each Unit will consist of one common stock and one-half of one redeemable warrant (“Public Warrant”). Each Public Warrant will entitle the holder to purchase one-half of one common stock at an exercise price of $11.50 per whole share (see Note 7).
NOTE 4.
PRIVATE PLACEMENT

The Sponsor has committed to purchase an aggregate of 431,510 Placement Units (or 476,135 Placement Units if the underwriters’ over-allotment is exercised in full) at a price of $10.00 per Placement Unit, ($4,315,100 in the aggregate, or $4,761,350 in the aggregate if the underwriters’ over-allotment is exercised in full), from the Company in a private placement that will occur simultaneously with the closing of the Proposed Offering. The proceeds from the sale of the Placement Units will be added to the net proceeds from the Proposed Offering held in the Trust Account. The Placement Units are identical to the Units sold in the Proposed Offering, except for the placement warrants (“Placement Warrants”), as described in Note 7. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Placement Warrants will expire worthless.
NOTE 5.
RELATED PARTY TRANSACTIONS

Founder Shares
On January 15, 2021, the Sponsor paid $25,000 to cover certain of the Company’s offering costs in exchange for 5,750,000 founder shares. On June 8, 2021, the Sponsor surrendered an aggregate of 862,500

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
shares of Class B common stock for no consideration, resulting in an aggregate of 4,887,500 founder shares of Class B common stock issued and outstanding. Such common stock includes an aggregate of up to 637,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the Sponsor will collectively own 20% of the Company’s issued and outstanding shares after the Proposed Offering (assuming the initial stockholders do not purchase any Public Shares in the Proposed Offering and excluding the Placement Units and underlying securities).
The initial stockholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until the earlier of (i) six months after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their common stock for cash, securities or other property.
Promissory Note — Related Party
As of January 31, 2021, the Sponsor issued an unsecured promissory note to the Company, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000, of which $5,150 and nil was outstanding under the Promissory Note as of January 31, 2021 and December 31, 2020, respectively. The note is non-interest bearing and payable on the earlier of (i) July 31, 2021 or (ii) the consummation of the Proposed Offering.
Administrative Services Arrangement
ARC Group Limited, our financial advisor, has agreed, commencing from the date that the Company’s securities are first listed on NASDAQ through the earlier of the Company’s consummation of a Business Combination and its liquidation, to make available to the Company certain general and administrative services, including office space, utilities and administrative services, as the Company may require from time to time. The Company has agreed to pay $10,000 per month for these services.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into additional Placement Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.
NOTE 6.
COMMITMENTS AND CONTINGENCIES

Registration Rights
The holders of the insider shares, as well as the holders of the Placement Units (and underlying securities) and any securities issued in payment of working capital loans made to the Company, will be entitled to registration rights pursuant to an agreement to be signed prior to or on the effective date of Proposed Public Offering. The holders of a majority of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
the date on which these common stocks are to be released from the lock-up provisions in the insider letter agreement. The holders of a majority of the Placement Units (and underlying securities) and securities issued in payment of working capital loans (or underlying securities) can elect to exercise these registration rights at any time after the Company consummates a Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. Notwithstanding anything to the contrary, the underwriters (and/or their designees) may participate in a “piggy-back” registration only during the seven-year period beginning on the effective date of the Proposed Public Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements. Notwithstanding anything to the contrary, under FINRA Rule 5110, the underwriters and/or their designees may only make a demand registration (i) on one occasion and (ii) during the five-year period beginning on the effective date of the registration statement relating to the Proposed Public Offering, and the underwriters and/or their designees may participate in a “piggy-back” registration only during the seven-year period beginning on the effective date of the registration statement relating to the Proposed Public Offering.
Underwriting Agreement
The Company will grant the underwriters a 45-day option to purchase up to 2,550,000 additional Units to cover over-allotments at the Proposed Offering price, less the underwriting discounts and commissions.
The underwriters will be entitled to a cash underwriting discount of one point twenty-five percent (1.25%) of the gross proceeds of the Proposed Offering, or $2,125,000 (or up to $2,443,750 if the underwriters’ over-allotment is exercised in full). In addition, the underwriters are entitled to a deferred fee of three-point twenty-five percent (3.25%) of the gross proceeds of the Proposed Offering, or $5,525,000 (or up to $6,353,750 if the underwriters’ over- allotment is exercised in full) upon closing of the Business Combination. The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement.
Right of First Refusal
For a period beginning on the closing of this offering and ending 12 months from the closing of a business combination, we have granted Kingswood Capital Markets a right of first refusal to act as lead-left book running manager and lead left manager for any and all future private or public equity, convertible and debt offerings during such period. In accordance with FINRA Rule 5110(f)(2)(E)(i), such right of first refusal shall not have a duration of more than three years from the effective date of the registration statement of which this prospectus forms a part.
NOTE 7.
WARRANT LIABILITIES

Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) the consummation of a Business Combination or (b) 12 months from the effective date of the registration statement relating to the Proposed Offering. No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the common stock issuable upon exercise of the Public Warrants and a current prospectus relating to such common stock. Notwithstanding the foregoing, if a registration statement covering the common stock issuable upon the exercise of the Public Warrants is not effective within 90 days from the consummation of a Business Combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Public Warrants on a cashless basis. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
The Company may call the warrants for redemption (excluding the Placement Warrants), in whole and not in part, at a price of $0.01 per warrant:
•
at any time while the Public Warrants are exercisable,

•
upon not less than 30 days’ prior written notice of redemption to each Public Warrant holder,

•
if, and only if, the reported last sale price of the common stock equals or exceeds $18 per share, for any 20 trading days within a 30 trading day period ending on the third trading day prior to the notice of redemption to Public Warrant holders, and

•
if, and only if, there is a current registration statement in effect with respect to the common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The Private Placement Warrants will be identical to the Public Warrants underlying the Units being sold in the Proposed Offering, except that the Placement Warrants and the common stock issuable upon the exercise of the Placement Warrants will not be transferable, assignable or salable until thirty days following the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.
The exercise price is $11.50 per share, subject to adjustment as described herein. In addition, if (x) we issue additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our sponsor or its affiliates, without taking into account any founder shares held by our sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the volume weighted average trading price of our Class A common stock during the 20 trading day period starting on the trading day prior to the day on which we consummate our initial business combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described below under “Redemption of warrants” will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.
The Company will account for the 8,715,755 warrants to be issued in connection with the Proposed Public Offering (the 8,500,000 Public Warrants and the 215,755 Private Placement Warrants assuming the underwriters’ over-allotment option is not exercised) in accordance with the guidance contained in

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
ASC 815-40. Such guidance provides that because the warrants do not meet the criteria for equity treatment thereunder, each warrant must be recorded as a liability.
The Company believes that the adjustments to the exercise price of the warrants is based on a variable that is not an input to the fair value of a “fixed-for-fixed” option as defined under FASB ASC Topic No. 815-40, and thus the warrants are not eligible for an exception from derivative accounting.
The accounting treatment of derivative financial instruments requires that the Company record a derivative liability upon the closing of the Proposed Public Offering. Accordingly, the Company will classify each warrant as a liability at its fair value and the warrants will be allocated a portion of the proceeds from the issuance of the Units equal to its fair value determined by the Monte Carlo simulation. This liability is subject to re-measurement at each balance sheet date. With each such re-measurement, the warrant liability will be adjusted to fair value, with the change in fair value recognized in the Company’s statement of operations. The Company will reassess the classification at each balance sheet date. If the classification changes as a result of events during the period, the warrants will be reclassified as of the date of the event that causes the reclassification.
NOTE 8.
STOCKHOLDER’S EQUITY

Common Stock — The Company is authorized to issue 10,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each share. At January 31, 2021 and December 31, 2020, there were 4,887,500 and nil shares of common stock issued and outstanding, held by the Sponsor, respectively. On June 8, 2021, the Sponsor surrendered an aggregate of 862,500 shares of Class B common stock for no consideration, resulting in an aggregate of 4,887,500 founder shares of Class B common stock issued and outstanding (of which 637,500 of such shares held by the Sponsor being subject to forfeiture to the extent that the underwriter’s over-allotment option is not exercised in full) so that the Initial Stockholders will own 20% of the issued and outstanding shares after the Proposed Offering (assuming the Initial Stockholders do not purchase any Public Shares in the Proposed Offering and excluding the Founder Shares). All shares and associated amounts have been retroactively restated to reflect the surrender of these shares.
Preferred Shares — The Company is authorized to issue 1,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At January 31, 2021 and December 31, 2020, there were no preferred shares issued or outstanding.
NOTE 9.
SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred up to April 27, 2021, the date the audited financial statements were available to issue. Based upon this review, the Company did not identify any subsequent events other than the below that would have required adjustment or disclosure in the financial statements.
On June 8, 2021, the Sponsor surrendered an aggregate of 862,500 shares of Class B common stock for no consideration, resulting in an aggregate of 4,887,500 founder shares of Class B common stock issued and outstanding. All shares and associated amounts have been retroactively restated to reflect the surrender of these shares.
On June 8, 2021, the Company determined to downsize its offering from 20,000,000 to 17,000,000 Class A ordinary shares, (or from 23,000,000 to 19,550,000 Class A ordinary shares if the underwriters’ over-allotment option is exercised in full) at a price of $10.00 per share. Because of the downsize, the number of warrants will be reduced to 8,715,755 from 10,242,005 to be issued in connection with the Proposed Public Offering (the 8,500,000 instead of 10,000,000 Public Warrants and the 215,755 instead of 242,005

GLOBAL CONSUMER ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
Private Placement Warrants assuming the underwriters’ over-allotment option is not exercised). The Company’s Sponsor also agreed to purchase an aggregate of 431,510 Class A ordinary shares instead of 484,010 (or 476,135 Class A ordinary shares instead of 536,510 if the underwriters’ over-allotment option is exercised in full) at a price of $10.00 per Private Placement Share, for an aggregate purchase price of $4,315,100, or $4,761,350 if the underwriters’ over-allotment option is exercised in full, instead of the original $4,840,100 or $4,761,350 respectively. As of result, the underwriters have a 45-day option from the date of the Proposed Public Offering to purchase up to 2,550,000 additional shares instead of 3,000,000. The underwriters will be entitled to a cash underwriting discount of 1.25% of the gross proceeds of the Proposed Public Offering, or $2,125,000 instead of $2,500,000 (or up to $2,443,750 instead of $2,875,000 if the underwriters’ over-allotment is exercised in full). Additionally, the underwriters will be entitled to a deferred underwriting discount of 3.25% of the gross proceeds of the Proposed Public Offering upon the completion of the Company’s initial Business Combination.

Global Consumer Acquisition Corp.
Condensed Balance Sheets
	September 30, 2021	December 31, 2020
	Unaudited	Audited
ASSETS
Cash	$251,468	$—
Prepaid expense	50,768	—
Other receivables	387,868	—
Total Current Assets	690,104	—
Cash and investment held in Trust Account	183,555,717	—
Total Assets	$184,245,821	$—
LIABILITIES AND STOCKHOLDER’S DIFICIT
Current Liabilities
Accrued expense	$16,128	$478
Total Current Liabilities	16,128	478
Warrant Liability	4,405,661	—
Deferred underwriting fees	5,935,475	—
Total Liabilities	10,357,264	478
Commitments and Contingencies (NOTE 7)
Common stock subject to possible redemption, 18,263,000 shares at redemption value on September 30, 2021	183,543,150	—
Stockholders’ Deficit
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stocks, $0.0001 par value; 100,000,000 shares authorized; 5,019,363 and -0- issued and outstanding (excluding 18,263,000 and -0- shares subject to possible redemption) at September 30, 2021 and December 31, 2020, respectively	502	—
	—
Additional paid-in capital	—	—
Accumulated deficit	(9,655,095)	(478)
Total Stockholders’ Deficit	(9,654,593)	(478)
Total Liabilities and Stockholders’ Deficit	$184,245,821	$—
The accompanying notes are an integral part of the unaudited condensed financial statements.

Global Consumer Acquisition Corp.
Condensed Statements of Operations
	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2021
	(Unaudited)	(Unaudited)
Formation and operating costs	$(130,145)	$(250,451)
Loss from operation costs	(130,145)	(250,451)
Other income and expense:
Interest earned on investment held in Trust Account	$10,541	$12,567
Change in fair value of warrant liability	5,259,822	5,376,037
Offering costs allocated to warrants	—	(450,846)
Net Income	$5,140,218	$4,687,307
Weighted average shares outstanding of common stock	23,282,363	12,080,542
Basic and diluted net income per common stock	$0.22	$0.39
The accompanying notes are an integral part of the unaudited condensed financial statements.

Global Consumer Acquisition Corp.
Condensed Statements of Changes in Stockholders’ Deficit
	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total Stockholder’s Deficit
	Shares	Amount
Balance – December 31, 2020 (audited)	—	—	—	(478)	$(478)
Sale of Founder shares	4,887,500	489	24,511	—	25,000
Net Loss	—	—	—	(45,630)	(45,630)
Balance – March 31, 2021 (unaudited)	4,887,500	489	24,511	(46,108)	(21,108)
Accretion for common stock to redemption amount	—	—	(4,321,343)	(14,311,924)	(18,633,267)
Forfeiture of founder shares(1)	(321,750)	(32)	32	—	—
Sale of Private Units	453,613	45	4,296,800	—	4,296,845
Net Loss	—	—	—	(437,281)	(437,281)
Balance – June 30, 2021 (unaudited and restated)	5,019,363	$502	—	$(14,795,313)	$(14,794,811)
Net Income	—	—	—	5,140,218	5,140,218
Balance – September 30, 2021 (unaudited)	5,019,363	$502	—	$(9,655,095)	$(9,654,593)

(1)
Due to the over-allotment option were exercised in part, the Sponsor agreed to return the 321,750 shares of founder share stock to the Company for cancellation. (Note 6)

The accompanying notes are an integral part of the unaudited condensed financial statements.

Global Consumer Acquisition Corp.
Condensed Statements of Cash Flows
(Unaudited)
Nine Months Ended September 30, 2021
Unaudited
Cash flows from operating activities:
Net income	$4,687,307
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on securities held in Trust Account	(12,567)
Change in fair value of warrant liability	(5,376,037)
Offering costs allocated to warrants	450,846
Changes in operating assets and liabilities:
Prepaid expenses and other receivable	(438,636)
Accrued expenses	15,650
Net cash used in operating activities	(673,437)
Cash flows from investing activities:
Investment of cash in Trust Account	(183,543,150)
Net cash used in investing activities	(183,543,150)
Cash flows from financing activities:
Proceeds from issue of founder shares	25,000
Proceeds from sale of units, net underwriting discount paid	180,347,125
Proceeds from sale of private placement	4,536,125
Payment of offering costs	(440,195)
Net cash provided by financing activities	184,468,055
Net change in cash	251,468
Cash at beginning of period	—
Cash at end of period	$251,468
Non-cash investing and financing activities:
Initial classification of common stock subject to possible redemption	$164,909,883
Accretion of Common Stock subject to redemption	$18,633,267
Deferred underwriting fee payable	$5,935,475
Initial classification of warrant liability	$9,781,698
The accompanying notes are an integral part of the unaudited condensed financial statements.

NOTE 1.   DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Global Consumer Acquisition Corp. (the “Company”) is a blank check company incorporated in the State of Delaware on December 28, 2020. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities (“Business Combination”). Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company intends to focus on businesses in the consumer products and services sectors.
As of September 30, 2021, the Company had not commenced any operations. All activity for the period from December 28, 2020 (inception) through September 30, 2021 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and, subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Company’s IPO was declared effective on June 8, 2021. On June 11, 2021, the Company consummated its IPO of 17,000,000 Units, at a price of $10.00 per unit, generating gross proceeds of $170,000,000, which is described in Note 4.
Simultaneously with the closing of the IPO, pursuant to a certain private placement unit subscription agreement, the Company completed the private sale of 431,510 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,315,100. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 22,103 Private Placement Units to the Sponsor at a price of $10.00 per Private Placement Unit, generating an additional $221,025 of gross proceeds. The sales of private placement units generated proceeds with an aggregate amount of $4,536,130 to the Company, which is described in Note 5.
Following the closing of the IPO on June 11, 2021 and the partially exercised over-allotment of 18,263,000 Units by the underwriter on June 16, 2021, an amount of $182,630,000 ($10.00 per unit) from the net proceeds of the sale of the Public Units in the IPO and the sale of the Private Placement Units of 453,613 units to the Sponsor at a purchase price of $10.00 per unit, generating gross proceeds to the Company of $4,536,130, which was placed in a trust account (the “Trust Account”), and will be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below, except that interest earned on the Trust Account can be released to the Company to pay its tax obligations (“permitted withdrawals”).
Transaction costs amounted to $8,628,545, consisting of $2,282,875 of underwriting fees, $5,935,475 deferred underwriting fee and $410,195 of other offering costs. In addition, as of September 30, 2021, $251,468 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. Nasdaq rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (as defined below) (less any deferred underwriting commissions and taxes payable on interest earned and less any interest earned thereon that is released for taxes) at the time of the signing of an agreement to enter into a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company

Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.
As of September 30, 2021, the Common Stock issued to the public reflected on the balance sheet are reconciled in the following table:
As of September 30, 2021
Gross Proceeds	$182,630,000
Less:
Proceeds allocated to public warrants	(9,542,418)
Transaction costs	(8,628,545)
Plus:
Reverse the cost allocation to warrants	450,846
Accretion of carrying value to redemption value	18,633,267
Common stock subject to possible redemption	183,543,150
The Company will provide its Stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek stockholder approval of a Business Combination at a meeting called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.
If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares without the Company’s prior written consent.
The stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially $10.05 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter. There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. These Common Stock will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”
If a stockholder vote is not required and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.
The Sponsor has agreed (a) to vote its Common Stock, the Common Stock included in the Private Units (the “Private Shares”) and any Public Shares purchased during or after the IPO in favor of a Business Combination, (b) not to propose an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment; (c) not to redeem any shares (including the Common Stock) and Private Units (including underlying securities) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek stockholder approval in connection therewith) or a vote to amend the provisions of the Amended and Restated Certificate of Incorporation relating to stockholders’ rights of pre-Business Combination activity and (d) that the Common Stock and Private Units (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the IPO if the Company fails to complete its Business Combination.
The Company will have until June 8, 2022 to consummate a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $50,000), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the IPO price per Unit ($10.00).
The Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.00 per share (whether or not the underwriters’ over-allotment option is exercised in full), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the company’s independent registered accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Liquidity and Management’s Plan
As of September 30, 2021, the Company had $251,468 in cash held in its operating account, and working capital of $673,976 (not taken into account tax obligations).
The Company’s liquidity needs prior to the consummation of the IPO were satisfied through the proceeds of $25,000 from the sale of the Founders Shares (as defined in Note 6), and loan proceeds from the Sponsor of $300,000 under the Note (Note 6). Subsequent from the consummation of the IPO, the Company’s liquidity has been satisfied through the net proceeds from the consummation of the IPO and the Private Placement held outside of the Trust Account.
Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will be using the funds held outside of the

Trust Account for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.
Risks and Uncertainties
In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (COVID-19) as a pandemic which continues to spread throughout the United States and the World. As of the date the financial statement was issued, there was considerable uncertainty around the expected duration of this pandemic. The Company has concluded that while it is reasonably possible that COVID-19 could have a negative effect on identifying a target company for a Business Combination, the specific impact is not readily determinable as of the date of this financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.
NOTE 2.   Restatement of Previously Issued Financial Statement
In the Company’s previously issued financial statements, a portion of the public shares were classified as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. Thus, the company has historically classified a portion of Class A unit shares in permanent equity to satisfy the $5,000,000 net tangible asset requirement.
However, in light of recent comment letters issued by the Securities & Exchange Commission (“SEC”) to several special purpose acquisition companies, management re-evaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of public shares. Upon re-evaluation, management determined that the public shares include certain provisions that require classification of the public shares as temporary equity regardless of the minimum net tangible asset required by the Company to complete its initial business combination.
In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements;” the Company evaluated the changes and has determined that the related impact was material to previously presented financial statements. Therefore, the Company, in consultation with its Audit Committee, concluded that its previously issued financial statements should be revised to report all public shares as temporary equity. As such the Company is reporting upon restatements to those periods in this Quarterly Report.
Impact of the Restatement
The impacts to the balance sheet as of June 11, 2021 and as of June 30, 2021, and the impacts to earnings per share for the six months ended and the three months ended June 30, 2021 are presented below:
As of June 11, 2021
	As Previously Reported on form 8-K	Restatement Adjustment	As Revised
Temporary Equity
Common stock subject to possible redemption;	152,100,294	18,749,706	170,850,000
Stockholders’ Equity (Deficit)
Common Stock, $0.0001 par value;	718	(187)	531
Additional paid-in capital	5,489,923	(5,489,923)	—
Accumulated deficit	(490,639)	(13,259,597)	(13,750,236)
Total Stockholder’s Equity (Deficit)	5,000,001	(18,749,707)	(13,749,705)
Common stocks subject to possible redemption	15,134,358	1,865,642	17,000,000

As of June 30, 2021
	As Previously Reported	Restatement Adjustment	Restatement Adjustment of forfeiture shares	As Restated
Temporary Equity
Common stock subject to possible redemption;	163,748,338	19,794,812	—	183,543,150
Stockholders’ Equity (Deficit)
Common stock, $0.0001 par value;(1)	699	(197)	—	502
Additional paid-in capital(1)	5,482,691	(5,482,723)	32	—
Accumulated deficit	(483,389)	(14,311,892)	(32)	(14,795,313)
Total Stockholders’ Equity (Deficit)	5,000,001	(19,794,812)	—	(14,794,811)
Common stocks subject to possible redemption	16,615,117	1,647,883	—	18,263,000
Common stocks issued and outstanding (excluding 18,263,000 shares subject to possible redemption)	6,988,996	(1,647,883)	(321,750)	5,019,363

(1)
Due to the over-allotment option were exercised in part, the Sponsor agreed to return the 321,750 shares of founder shares to the Company for cancellation (Note 6), resulting common stock decreased $32 and additional paid-in capital increased $32.

	For six months ended on June 30, 2021
	As Previously Reported	Restatement Adjustment	As Restated
Weighted average shares outstanding of common stock subject to redemption	15,985,656	(14,103,435)	1,882,221
Basic and diluted net income per common stock	0.00	(0.08)	(0.08)
Weighted average shares outstanding of non-redeemable common stock	5,424,660	(920,082)	4,504,578
Basic and diluted net income per common stock	(0.09)	0.01	(0.08)
	For three months ended on June 30, 2021
	As Previously Reported	Restatement Adjustment	As Restated
Weighted average shares outstanding of common stock subject to redemption	15,985,656	1,944,976	17,930,632
Basic and diluted net income per common stock	0.00	(0.02)	(0.02)
Weighted average shares outstanding of non-redeemable common stock	5,987,510	(5,776,793)	210,717
Basic and diluted net income per common stock	(0.07)	0.05	(0.02)
NOTE 3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X promulgated under the Securities Act. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s prospectus for its Initial Public Offering as filed with the SEC on June 8, 2021, as well as the Company’s Current Report on Form 8-K, as filed with the SEC on June 14, 2021 and June 22, 2021. The interim results for the three months ended September 30, 2021 and for the period from December 28, 2020 (inception) through September 30, 2021 are not necessarily indicative of the results to be expected for the year ending December 31, 2020 or for any future periods.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of condensed financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $251,468 in cash held in its operating account and no cash equivalents as of September 30, 2021.
Marketable Securities Held in Trust Account
As of September 30, 2021, substantially all of the assets held in the Trust Account were held in U.S. Treasury Bills.

Derivative financial instruments
The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815-15. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period. In accordance with ASC 825-10 “Financial Instruments”, offering costs attributable to the issuance of the derivative warrant liabilities have been allocated based on their relative fair value of total proceeds and are recognized in the statement of operations as incurred.
The 9,131,500 warrants issued in connection with the Initial Public Offering (the “Public Warrants”) and the 226,806 Private Placement Warrants are recognized as derivative liabilities in accordance with ASC 815-40. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjust the instruments to fair value at each reporting period. The liabilities are subject to re-measurement at each balance sheet date until exercised. The fair value of the Public Warrants issued in connection with the Public Offering and Private Placement Warrants have been estimated using a Monte Carlo simulation model each measurement date. Derivative warrant liabilities are classified as non-current liabilities as their liquidation is not reasonably expected to require the use of current assets or require the creation of current liabilities.
Offering Costs Associated with the Initial Public Offering
Offering costs consisted of legal, accounting, underwriting fees and other costs incurred through the Initial Public Offering that were directly related to the Initial Public Offering. Offering costs are allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs associated with derivative warrant liabilities are expensed as incurred, presented as non-operating expenses in the statement of operations. Offering costs associated with the common stock were charged to stockholders’ equity (deficit) upon the completion of the Initial Public Offering. Accordingly, as of September 30, 2021, offering costs has an aggregate amount of $8,216,350 (consisting of $2,282,875 of underwriting discount and $5,935,475 of deferred underwriting discount), and $410,195 of other offering costs.
Common Stock Subject to Possible Redemption
The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity (deficit) section of the Company’s condensed balance sheet.
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes” (“ASC 740”). Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The effective tax rate differs from the statutory tax rate of 21% for the three months ended September 30, 2021 and for the period from December 28, 2020 (inception) through September 30, 2021, due to the valuation allowance recorded on the Company’s deferred tax assets.
ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 30, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
Net Income per Common Share
The Company applies the two-class method in calculating earnings per share. The contractual formula utilized to calculate the redemption amount approximates fair value. The Class feature to redeem at fair value means that there is effectively only one class of stock. Changes in fair value are not considered a dividend of the purposes of the numerator in the earnings per share calculation. Net income per common share is computed by dividing the pro rata net loss between the redeemable shares and the non-redeemable shares by the weighted average number of common shares outstanding for each of the periods. The calculation of diluted income per common stock does not consider the effect of the warrants issued in connection with the IPO since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive. The warrants are exercisable for 9,538,306 shares of common stock in the aggregate.
The following table reflects the calculation of basic and diluted net income per common share:
	For the Three Months Ended September 30, 2021	For the Nine Months Ended September 30, 2021
Common stock
Numerator:
Net income allocable to common stock subject to possible redemption	$5,140,218	$4,687,307
Denominator: weighted average number of common share	23,282,363	12,080,542
Basic and diluted net income per common share	$0.22	$0.39
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed balance sheet, primarily due to their short-term nature.
Fair Value Measurements
Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•
Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.
Recent Accounting Standards
In August 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-06, “Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity” (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current U.S. GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts to qualify for the derivative scope exception, and it simplifies the diluted earnings per share calculation in certain areas. The Company adopted ASU 2020-06 on December 28, 2020. Adoption of the ASU did not impact the Company’s financial position, results of operations or cash flows.
Management does not believe that any recently issued, but not yet effective, accounting standards update, if currently adopted, would have a material effect on the Company’s condensed financial statements.
NOTE 4.   INITIAL PUBLIC OFFERING
Pursuant to the IPO on June 8, 2021, the Company sold 18,263,000 Units, which includes the partial exercise by the underwriter of its over-allotment option on June 16, 2021, in the amount of 1,263,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one common stock and one-half of one redeemable warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one-half of one common stock at an exercise price of $11.50 per whole share (see Note 8).
NOTE 5.   PRIVATE PLACEMENT
Simultaneously with the closing of the IPO on June 11, 2021, and the partial exercise by the underwriter of its over-allotment option on June 16, 2021, the initial stockholders purchased an aggregate of 453,613 Placement Units at a price of $10.00 per Placement Unit, ($4,536,125 in the aggregate), from the Company in a private placement that occurred simultaneously with the closing of the IPO and the full exercise by the underwriter of its over-allotment option. The proceeds from the sale of the Placement Units were added to the net proceeds from the IPO held in the Trust Account. The Placement Units are identical to the Units sold in the IPO, except for the placement warrants (“Placement Warrants”), as described in Note 8.
NOTE 6.   RELATED PARTY TRANSACTIONS
Founder Shares
On January 15, 2021, the Sponsor paid $25,000 to cover certain of the Company’s offering costs in exchange for 5,750,000 founder shares. On June 8, 2021, the Sponsor surrendered an aggregate of 862,500 shares of common stock for no consideration, resulting in an aggregate of 4,887,500 founder shares of common stock issued and outstanding. Such common stock includes an aggregate of up to 637,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the Sponsor will collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the initial stockholders do not purchase any Public Shares in the Initial Public Offering and excluding the Placement Units and underlying securities). Due to the over-allotment option was partially exercised by the Underwriter on June 16, 2021, the Sponsor has agreed to return 321,750 founder shares to the Company for cancellation. The cancellation agreement has been signed on June 16, 2021, yet Continental Stock Transfer & Trust Company has not processed the cancellation on their account due to processing reasons. As of September 30, 2021, there are 4,565,750 founder shares of common stock issued and outstanding.
The initial stockholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until the earlier of (i) six months after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their common stock for cash, securities or other property.
Promissory Note — Related Party
On January 31, 2021, the Sponsor issued an unsecured promissory note to the Company, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000, to be used for payment of costs related to the Initial Public Offering. The note is non-interest bearing and payable on the earlier of (i) July 31, 2021 or (ii) the consummation of the Initial Public Offering. These amounts will be repaid upon completion of this offering out of the $650,000 of offering proceeds that has been allocated for the payment of offering expenses. As of June 30, 2021, there was $143,563 was outstanding under the Promissory Note, which was repaid to Sponsor in full on July 20, 2021. As of September 30, 2021, no amounts were outstanding.
Administrative Services Arrangement
ARC Group Limited, our financial advisor, has agreed, commencing from the date that the Company’s securities are first listed on NASDAQ through the earlier of the Company’s consummation of a Business Combination and its liquidation, to make available to the Company certain general and administrative services, including office space, utilities and administrative services, as the Company may require from time to time. The Company has agreed to pay $10,000 per month for these services. Through September 30, 2021, $40,000 support fees were incurred.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into additional Placement Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of September 30, 2021, there were no amounts outstanding under any Working Capital Loan.
NOTE 7.   COMMITMENTS AND CONTINGENCIES
Registration Rights
Pursuant to a registration rights agreement entered into on January 4, 2021, the holders of the Founder Shares, Placement units, Representative Shares are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, the underwriters may not exercise its demand and “piggyback” registration rights after five and seven years, respectively, after the effective date of the IPO. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Right of First Refusal
For a period beginning on June 8, 2021 and ending 12 months from the closing of a business combination, we have granted the underwriters a right of first refusal to act as lead-left book running manager and lead left manager for any and all future private or public equity, convertible and debt offerings during such period. In accordance with FINRA Rule 5110(f)(2)(E)(i), such right of first refusal shall not have a duration of more than three years from the effective date of our Registration Statement.
NOTE 8.   WARRANT LIABILITY
As of September 30, 2021, the Company has 9,358,306 warrants issued in the Initial Public Offering (the 9,131,500 Public Warrants and the 226,806 Private Placement Warrants in accordance with the guidance contained in ASC 815-40. Such guidance provides that because the warrants do not meet the criteria for equity treatment thereunder, each warrant must be recorded as a liability. Accordingly, the Company will classify each warrant as a liability at its fair value, with the change in fair value recognized in the Company’s statement of operations.
Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants will become exercisable 30 days after the completion of a Business Combination and will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.
The Company will not be obligated to deliver any shares of common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act covering the issuance of the shares of common issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares of common stock is available, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available.
The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of its initial Business Combination, it will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement or a new registration statement covering the shares of common stock issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of common stock until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the shares of common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the Company’s initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.. Notwithstanding the above, if the Company’s shares of common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, it may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, and in the event it does not so elect, it will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.
Redemption of warrants when the price per common stock equals or exceeds $18.00. Once the warrants become exercisable, the Company may redeem the Public Warrants:
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption, or the 30-day redemption period, to each warrant holder; and

•
if, and only if, the closing price of the Company’s common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

Redemption of warrants when the price per common stock equals or exceeds $10.00. Once the warrants become exercisable, the Company may redeem the Public Warrants:
•
in whole and not in part;

•
at a price of $0.10 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption, or the 30-day redemption period, to each warrant holder; and

•
if, and only if, the closing price of the Company’s common stock equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Window and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.
The Placement Warrants will be identical to the Public Warrants underlying the Units being sold in the Proposed Public Offering, except that the Placement Warrants and the common stock issuable upon the exercise of the Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
The Company accounted for the 9,358,306 warrants issued in connection with the Initial Public Offering (comprised of 9,131,500 Public Warrants and 226,806 Private Placement Warrants) in accordance with the guidance contained in FASB ASC Topic 815-40. Such guidance provides that because the warrants do not meet the criteria for equity treatment thereunder, each warrant must be recorded as a liability due to the existence of provisions whereby adjustments to the exercise price of the warrants is based on a variable that is not an input to the fair value of a “fixed-for-fixed” option and the existence of the potential for net cash settlement for the warrant holders (but not all common stockholders) in the event of a tender offer.
The accounting treatment of derivative financial instruments requires that the Company record a derivative liability upon the closing of the Initial Public Offering. Accordingly, the Company classified each warrant as a liability at its fair value and the warrants were allocated a portion of the proceeds from the issuance of the Units equal to its fair value determined by the Monte Carlo simulation. At September 30, 2021, the fair value of total warrant liability is $4,405,661. This liability is subject to remeasurement at each balance sheet date. With each such re-measurement, the warrant liability will be adjusted to fair value, with the change in fair value recognized in the Company’s statement of operations. The Company will reassess the classification at each balance sheet date. If the classification changes as a result of events during the period, the warrants will be reclassified as of the date of the event that causes the reclassification.
NOTE 9.   STOCKHOLDER’S EQUITY (DEFICIT)
Common Stock — The Company was authorized to issue 10,000,000 shares of Common Stock with a par value of $0.0001 per share. Holders of the Company’s Common Stock are entitled to one vote for each share. As of September 30, 2021, there were 5,019,363 shares of Common Stock issued and outstanding, excluding 18,263,000 shares of Common Stock subject to possible redemption.
Preferred Shares — The Company was authorized to issue 1,000,000 preferred shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. As of September 30, 2021, there were no preferred shares issued or outstanding.
NOTE 10.   FAIR VALUE MEASUREMENTS
The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:
Level 1 Inputs:   Unadjusted quoted prices for identical assets or instruments in active markets.
Level 2 Inputs:   Quoted prices for similar instruments in active markets and quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable.
Level 3 Inputs:   Significant inputs into the valuation model are unobservable.
The following table presents information about the Company’s assets and derivative warrant liabilities that are measured at fair value on a recurring basis as of September 30, 2021 and indicates the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value:
Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Asset:
Marketable securities held in Trust Account	$183,555,717	$—	$—
Warrant Liabilities:
Public Warrants	$4,291,805	$—	$—
Private Placement Warrants	$—	$—	$113,856
Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period in which a change in valuation technique or methodology occurs.The Warrants are measured at fair value on a recurring basis.
As of September 30, 2021, assets held in the Trust Account were comprised of $183,555,717 in U.S. Treasury Securities.

The Company accounted for the aggregate 9,358,306 warrants issued in connection with the Initial Public Offering (the 9,131,500 Public Warrants and the 226,806 Placement Warrants) in accordance with the guidance contained in FASB ASC Topic 815-40. Such guidance provides that because the warrants do not meet the criteria for equity treatment thereunder, each warrant must be recorded as a liability due to the existence of provisions whereby adjustments to the exercise price of the warrants is based on a variable that is not an input to the fair value of a “fixed-for-fixed” option and the existence of the potential for net cash settlement for the warrant holders (but not all common stockholders) in the event of a tender offer.
The accounting treatment of derivative financial instruments requires that the Company record a derivative liability upon the closing of the Initial Public Offering. Accordingly, the Company classified each warrant as a liability at its fair value and the warrants were allocated a portion of the proceeds from the issuance of the Units equal to its fair value determined by the Monte Carlo simulation. This liability is subject to remeasurement at each balance sheet date. With each such re-measurement, the warrant liability will be adjusted to fair value, with the change in fair value recognized in the Company’s statement of operations. The Company will reassess the classification at each balance sheet date. If the classification changes as a result of events during the period, the warrants will be reclassified as of the date of the event that causes the reclassification.
The Company utilizes a binomial Monte-Carlo simulation to estimate the fair value of the warrants at each reporting period for its warrants that are not actively traded. The Company recognized $4,405,661 for the derivative warrant liabilities on September 30, 2021.
The estimated fair value of certain derivative warrant liabilities is determined using Level 3 inputs. Inherent in a Monte Carlo simulation are assumptions related to expected stock-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its common stock based on historical volatility of select peer companies that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero.
The following table provides quantitative information regarding Level 3 fair value measurements inputs as their measurement dates:
	June 11, 2021	June 30, 2021	September 30, 2021
	(Public Warrants and Private Warrants)	(Public Warrants and Private Warrants)	Private Warrants
Exercise price	$11.50	$11.50	$11.50
Share price	$10.00	$10.00	$9.88
Expected term (years)	5.0	5.0	5.44
Probability of Acquisition	75.0%	80.0%	80.0%
Volatility	18.0%	17.6%	10.9%
Risk-free rate	0.81%	0.98%	1.05%
Dividend yield (per share)	0.00%	0.00%	0.00%
The change in the fair value of the derivative warrant liabilities for the period from June 11, 2021 (Initial Public Offering) through September 30, 2021 is summarized as follows:
	Private Placement	Public Warrant	Warrant Liability
Fair value as of June 11, 2021 (Initial Public Offering)	$227,622	$8,882,500	$9,110,122
Change in valuation inputs or other assumptions(1)	14,153	541,208	555,361
Fair value as of June 30, 2021	$241,775	$9,423,708	$9,665,483
Change in valuation inputs or other assumptions(1)(2)	(127,919)	(5,151,903)	(5,259,822)
Fair value as of September 30, 2021	$113,856	$4,291,805	$4,405,661

(1)
Changes in valuation inputs or other assumptions are recognized in change in fair value of warrant liability in the statement of operations.

(2)
Changes are due to the use of quoted prices in an active market (Level 1) and the use of unobservable inputs based on assessment of the assumptions (Level 3) for Public Warrants (after becoming actively traded) and Private Placement Warrants, respectively.

NOTE 11.   SUBSEQUENT EVENTS
In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred up to November 12, 2021, the date the audited financial statements were available to issue. Based upon this review the Company identified the following subsequent events:
On October 28, 2021, $387,868 was deposited to the Company’s operating account from Loeb & Loeb’s Escrow Account,

LUMINEX HOME DECOR & FRAGRANCE
HOLDING CORPORATION
Cincinnati, Ohio
CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
Cincinnati, Ohio
CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020

Report of Independent Registered Public Accounting Firm
Shareholders and the Board of Directors
of Luminex Home Décor & Fragrance Holding Corporation
Cincinnati, Ohio
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Luminex Home Décor & Fragrance Holding Corporation (the “Company”) as of February 28, 2021 and February 29, 2020, the related consolidated statements of comprehensive income (loss), equity, and cash flows for each of the two years in the period ended February 28, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of February 28, 2021 and February 29, 2020, and the results of its operations and its cash flows for each of the two years in the period ended February 28, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Company’s auditor since 2015.
Crowe LLP
Franklin, Tennessee
February 9, 2022

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
CONSOLIDATED BALANCE SHEETS
February 28, 2021 and February 29, 2020
(in thousands except per share amount)
	2021	2020
ASSETS
Current assets
Cash and cash equivalents	$5,731	$5,243
Accounts receivable, net of allowance for doubtful accounts of $696 and $451, at February 28, 2021 and February 29, 2020, respectively	19,160	19,942
Inventories, net (Note 3)	75,554	86,491
Prepaid expenses and other current assets	9,565	11,226
Total current assets	110,011	122,902
Property, plant and equipment, net (Note 4)	34,649	35,850
Intangible assets, net (Note 5)	5,741	6,418
Deferred income tax asset (Note 9)	1,635	1,810
Other assets	4,425	4,479
Total assets	$156,460	$171,459
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current portion long-term debt (Note 6)	$1,843	$2,375
Accounts payable – trade	29,665	35,399
Accounts payable with company under common control	3,399	4,250
Accrued payroll	2,241	1,237
Income tax payable	81	765
Sales allowance accrued expenses	1,893	2,025
Deferred revenue	2,215	3,093
Other accrued expenses	21,512	19,542
Total current liabilities	62,850	68,686
Long-term debt, net (Note 6)	54,981	73,952
Deferred income tax liability (Note 9)	498	643
Other long-term liabilities	15,873	9,517
Total liabilities	134,201	152,797
Commitments and contingencies (Note 12)
Shareholders’ equity
Common stock, par value $.001 per share, 50,000 issued and outstanding	—	—
Series A preferred stock, par value $.001 per share, 10,000 issued and outstanding ($1 per share liquidation value)	—	—
Additional paid-in capital	107,585	107,584
Accumulated deficit	(103,829)	(107,891)
Accumulated other comprehensive incoe:
Foreign currency translation	18,504	18,969
Total shareholders’ equity	22,260	18,662
Total liabilities and shareholders’ equity	$156,460	$171,459
See accompanying notes to consolidated financial statements.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
For the years ended February 28, 2021 and February 29, 2020
(in thousands except per share amount)
	2021	2020
Net sales	$334,679	$324,213
Cost of goods sold	207,716	199,227
Gross profit	126,963	124,986
Operating expenses
Direct marketing expense	57,245	64,806
Selling and marketing	16,595	21,448
General and administration	35,560	40,940
Management fees	798	1,039
Restructuring expenses (see note 8)	7,272	—
Intangible impairment	—	4,285
Goodwill impairment	—	44,433
	117,470	176,951
Income (loss) from operations before other income (expense)	9,493	(51,965)
Other income (expense)
Interest expense	(5,880)	(6,734)
Foreign exchange gain (loss)	1,126	(890)
Other income (expense), net	(243)	161
	(4,997)	(7,463)
Income (loss) before income tax expense	4,496	(59,428)
Income tax expense	433	95
Net income (loss)	4,063	(59,523)
Other comprehensive loss
Foreign currency translation adjustment	(289)	(198)
Loss on foreign currency contracts	(176)	—
	(465)	(198)
Comprehensive income (loss)	$3,598	$(59,721)
Weighted average common shares outstanding	50	50
Basic earnings per common share	$81	$(1,190)
Diluted earnings per common share	$81	$(1,190)
See accompanying notes to consolidated financial statements.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF EQUITY
For the years ended February 28, 2021 and February 29, 2020
(in thousands)
	Common Stock	Preferred Stock	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total
Balance, March 1, 2019	$—	$—	$107,584	$(48,369)	$19,167	$78,383
Foreign currency translation	—	—	—	—	(198)	(198)
Net loss	—	—	—	(59,523)	—	(59,523)
Balance, February 29, 2020	—	—	107,584	(107,892)	18,969	18,661
Foreign currency translation	—	—	—	—	(289)	(289)
Loss on foreign currency contracts	—	—	—	—	(176)	(176)
Net income	—	—	—	4,063	—	4,063
Balance, February 28, 2021	$—	$—	$107,584	$(103,829)	$18,504	$22,259
See accompanying notes to consolidated financial statements.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
STATEMENTS OF CONSOLIDATED CASH FLOWS
For the years ended February 28, 2021 and February 29, 2020
(in thousands)
	2021	2020
Cash flows from operating activities
Net income (loss)	$4,063	$(59,523)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and intangible and other asset amortization	7,065	6,799
Provision for doubtful accounts	246	(163)
Intangible impairment	—	4,285
Goodwill impairment	—	44,433
(Gain) loss on sale of property, plant and equipment	(21)	4
Amortization of deferred gain on sale-leaseback	(367)	(367)
Amortization of deferred financing fees	820	484
Deferred income taxes	31	(933)
Increase (decrease) in cash from changes in operating assets and liabilities:
Accounts receivable	835	1,553
Inventories	10,925	(762)
Prepaid expenses and other assets	1,356	(319)
Accounts payable	(7,100)	12,482
Accrued expenses and other liabilities	7,837	(13,486)
Net cash provided by (used in) operating activities	25,690	(5,513)
Cash flows from investing activities
Proceeds from sale of assets	12	—
Purchase of machinery and equipment	(4,137)	(1,831)
Net cash (used in) investing activities	(4,125)	(1,831)
Cash flows from financing activities
Net (payments) proceeds on line of credit	(19,297)	3,899
Proceeds from long-term debt	—	837
Proceeds from German Euro loan	610	—
Principal payments on capital lease obligations	(1,991)	(1,427)
Principal payments on long-term debt	(483)	(414)
Loan issuance costs	(437)	(566)
Net cash (used in) provided by financing activities	(21,598)	2,329
Net change in cash	(33)	(5,015)
Effect of exchange rate changes on cash	521	(367)
Cash at beginning of the period	5,243	10,625
Cash at end of the period	$5,731	$5,243
Supplemental disclosures of cash flow information:
Cash paid during the year:
Interest	$4,737	$4,693
Income taxes	676	1,220
Supplemental disclosures of non-cash items:
Acquired capital lease	$957	$4,257
See accompanying notes to consolidated financial statements.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 1 — ORGANIZATION AND BASIS OF FINANCIAL STATEMENT PRESENTATION
Basis of Presentation:   On May 17, 2016, CLP Candle Holdings, LLC together with its subsidiaries (the Candle-lite Companies) acquired CB Shine Holdings LLC together with its subsidiaries (the PartyLite Companies) and combined the entities to form Luminex Home Décor & Fragrance, LLC, a wholly owned subsidiary of Luminex Home Decor & Fragrance Holding Corporation.
Luminex Home Decor & Fragrance Holding Corporation (the “Company”), a Delaware company, was incorporated on May 12, 2016 and has a 100% ownership in PartyLite Inc., a Delaware company, and Candle-lite Company, LLC (formerly known as CL Products International, LLC) an Illinois registered limited liability company. PartyLite Inc., and all of its subsidiaries, and Candle-lite Company LLC, and all of its subsidiaries are consolidated and presented under Luminex Home Decor & Fragrance Holding Corporation.
Description of Business:   The Company is a leading designer, manufacturer, and distributor in its industry. The Company organizes its business into the following two reportable segments: Candle-lite and PartyLite. Candle-lite is a leading provider of wax candles products to the retail sector, with particular expertise in the food, drug, and mass channels. PartyLite is a leading home fragrance brand in the direct selling and direct-to-consumer channels.
The Company offers a comprehensive product offering, including wax jar-filled candles, tealights, melts, and complementary home décor accessories. The Company is well-positioned within an attractive category by providing consumers with high-quality home décor and fragrance products in a wide range of price points and delivering unique value proposition for both end-consumers and retail partners.
See Note 14 for further discussion of the Company’s segment reporting structure.
Series A Preferred Stock:   One share of the Company’s preferred stock has a liquidation value of $1. Each share of preferred stock is entitled to a cumulative dividend, whether or not declared, at the rate of four percent per annum on the sum of the liquidation value plus all unpaid accrued and accumulated dividends. All accrued and accumulated dividends on the preferred stocks shall be fully declared and paid before any dividends are declared and paid on the common stock. The preferred stock has no voting rights.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation:   The consolidated financial statements for the years ended February 28, 2021 and February 29, 2020 represent the consolidated financial position and results of operations of Luminex Home Decor & Fragrance Holding Corporation and its wholly owned subsidiaries. All material intercompany balances and transactions have been eliminated.
Concentration of Credit Risk:   The Company maintains deposit accounts at various financial institutions. The institutions provide FDIC coverage of $250 thousand per depositor. At various times, these deposits may be in excess of the FDIC insurance limit. The Company also maintains bank deposit accounts at its foreign subsidiaries, which are denominated in local currencies, at various financial institutions to meet local sales, operations and marketing activities in foreign countries. The Company has approximately $5.63 million and $4.53 million of cash in foreign countries as of February 28, 2021 and February 29, 2020, respectively.
See Note 14 for further discussion of the Company’s largest customer.
Cash and Cash Equivalents:   The Company considers short-term cash investments and highly liquid debt instruments purchased with an original maturity of three months or less to be cash.
Accounts Receivable:   The Company extends credit to customers customary in its business. Payments from customers are generally due within 30-60 days. The delinquency status of these accounts is determined based on contractual terms of sale. The Company does not charge interest on its past due accounts

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
receivable. The Company estimates an allowance for doubtful accounts on the related receivables by performing a review of historical losses, existing economic conditions, and an analysis of specific accounts where a greater risk of credit loss exists. Uncollectible trade receivables are charged off once the Company makes final determination that the amounts will not be collected.
The allowance for doubtful accounts consisted of the following as of February 28, 2021 and February 29, 2020 (in thousands):
	2021	2020
	(in thousands)
Balance at beginning of year	$450	$614
Provisions charged to expense	366	6
Net Charges and Recoveries	(120)	(170)
Balance at end of year	$696	$450
Inventories:   Inventories, which consist of finished goods, raw materials, and work in process, are stated at the lower of cost or net realizable value. All inventories are at cost using the last-in, first-out method (“LIFO”). The effect of using LIFO was to reduce inventories on an average cost basis by $4.36 million and $4.43 million at February 28, 2021 and February 29, 2020, respectively. Cost of goods sold was increased by approximately $151 thousand for the year ended February 28, 2021 and decreased $140 thousand for the year ended February 29, 2020.
Property, Plant, and Equipment:   Property, plant and equipment are stated at cost. Depreciation has been provided in the financial statements on the straight-line method at rates based on a reasonable estimate of useful lives, which fall within the following ranges for major asset classifications:
Estimated Useful Lives (Years)
Building and improvements	40
Machinery and equipment	7 to 10
Vehicles	5
Furniture and fixtures	5 to 7
Data processing equipment and software	3 to 5
Maintenance, repairs, and minor renovations are charged to earnings in the year in which the expense is incurred. Additions, improvements, and major renovations are capitalized. The cost of assets retired or sold, together with the related accumulated depreciation are removed from the accounts and any profit or loss on disposition is credited or charged to earnings.
Deferred Financing Fees:   Deferred financings fees associated with the term notes payable are amortized over the term of the related debt and are included in long-term debt in the consolidated balance sheets. Deferred financing fees associated with the revolving line of credit is included in other assets in the consolidated balance sheets. The related amortization expense of $820 thousand and $484 thousand is included in interest expense in the consolidated statements of comprehensive income (loss) for the years ended February 28, 2021 and February 29, 2020, respectively.
For the year ended February 29, 2020, there were deferred financing fees incurred for the refinancing of the mortgage totaling $522 thousand and $44 thousand related to debt issuances, and $437 thousand related to debt issuances for the year ended February 28, 2021.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Other Deferred Charges:   Deferred software and rack costs are amortized over the term of the related agreements and are included in other assets in the consolidated balance sheets. The related amortization expense of $225 thousand and $420 thousand is included in selling, general and administrative expense in the consolidated statements of comprehensive income (loss) for the years ended February 28, 2021 and February 29, 2020, respectively.
Goodwill and Intangible Assets:   The Company accounts for goodwill and other intangible assets in accordance with the standards outlined in the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 350-30-35. Goodwill represents the excess of the purchase price over the fair value of acquired tangible assets and liabilities and identifiable intangible assets. Goodwill is evaluated at least annually for impairment and any such impairment will be recognized in the period identified. The Company determined there was no impairment at February 28, 2021. The Company recognized impairment of goodwill and customer relationships at February 29, 2020 (see Note 5).
Other intangible assets consist of tradenames, customer relationships, patents, and trademarks (see Note 5).
Revenue Recognition:   On March 1, 2019, the Company adopted Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606). This update requires entities to recognize revenue when the transfer or promised goods or services to customers occurs in the amount that reflects the consideration to which the entity expects to be entitled in exchange for goods or services. The Company adopted this standard using the modified retrospective approach. Adoption of this standard had no impact on the recognition of revenue, and no cumulative effect adjustment to equity was recognized.
The Company generates revenue from the sale of its products to customers. Revenue from the sale of product to customers is recognized when the performance obligation is satisfied, which is the point at which control of the promised good is transferred to the customer. Control generally transfers upon physical delivery to customer. Revenue is recorded in an amount that reflects consideration the Company expects to be entitled to in exchange for the delivered goods, which includes an estimate of damage and return allowances, payment discounts, warehouse allowances, advertising allowances, volume discounts and other customer incentive programs. These customer programs and incentives are recorded as reductions of net sales and provisions are recorded in other accrued expenses on the consolidated balance sheets. The Company estimates the variable consideration throughout the year based on various factors such as contract terms, historical sales, and specific volume targets.
Cash incentives provided to the Company’s customers related to advertising and sales promotions are recognized as a reduction of the related sales price, and, therefore, as a reduction in sales. Total cash incentives provided to customers relating to advertising and sales promotions were approximately $9.43 million and $10.02 million for the years ended February 28, 2021 and February 29, 2020, respectively.
Reserves related to incurred but not claimed advertising and sales promotions were $1.39 million and $1.46 million as of February 28, 2021 and February 29, 2020, respectively, and are included in other accrued expenses on the consolidated balance sheets. The reserve for sale returns and allowances was $2.78 million and $1.00 million as of February 28, 2021 and February 29,2020, respectively, and is included as a reduction

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
of accounts receivable. The reserve for sale returns and allowance consisted of the following as of February 28, 2021 and February 29, 2020:
	2021	2020
	(in thousands)
Balance at beginning of year	$875	$2,311
Provisions charged to expense	3,813	(1,184)
Credit memos issued	(2,378)	(252)
Balance at end of year	$2,310	$875
Majority of accounts receivable relate to the Candle-lite segment, where payment terms are typically 30-60 days. Payments are generally due at time of ordering or upon product delivery for the PartyLite segment.
The Company records deferred revenue when cash payments are received in advance of transfer of control of goods or services. Deferred revenue primarily relates to gift cards. Gift cards are sold without expiration dates and revenue is recognized upon redemption of the gift card. In addition, the Company recognizes revenue on unredeemed gift cards where the likelihood of the gift card being redeemed is remote and there is no legal obligation to remit the unredeemed gift cards to relevant jurisdictions (gift card breakage). The balance of deferred revenue was $2.22 million and $3.09 million as of February 28, 2021 and February 29, 2020, respectively. Deferred revenue related to unredeemed gift cards was $1.23 million and $1.59 million as of February 28, 2021 and February 29, 2020, respectively. The Company recognized $2.37 million as revenue for the year ended February 28, 2021 from amounts recorded as deferred revenue at the beginning of the period.
Shipping and Handling Cost:   The Company has made the accounting policy election to treat shipping as a fulfillment cost rather than a separate performance obligation. Related shipment revenue is recorded in net sales and related shipping and handling costs are included in cost of goods sold in the consolidated statements of comprehensive income (loss).
Workers Compensation Costs:   For the year ended February 28, 2021, the Company received $2.12 million in dividends from the Ohio Bureau of Workers’ Compensation and are included in cost of goods sold in the consolidated statements of comprehensive income (loss).
Deferred Payroll Taxes:   The Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law on March 27, 2020. The Company is taking advantage of the employer payroll tax (FICA) deferral offered by the CARES Act, which allowed the Company to defer the payment of employer payroll taxes for the period March 27, 2020 to December 31, 2020. As of February 28, 2021, total deferred payroll taxes related to such deferrals were $1.57 million, with half of the amount deferred due for payment no later than December 31, 2021 and the remaining half due no later than December 31, 2022. There is no interest charged on deferred payments.
Catalog Costs:   Catalog production costs are capitalized and expensed as the catalogs are distributed, generally over less than a twelve-month period.
Promotional Offers to Independent Consultants:   The Company’s direct selling sales are generated by its independent consultants and affiliates, who strive to maximize the interrelated objectives of selling products, scheduling (or booking) parties or events and recruiting new consultants/affiliates. To encourage its consultants/affiliates to accomplish these goals, the Company makes monthly promotional offers including free or discounted products to consultants/affiliates and customers, as well as annual incentive trips and the payment of bonuses to consultants/affiliates according to the bonus plan. Promotions, including free or

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
discounted products, are designed to increase revenues by providing incentives for customers and guests attending shows or using the Company’s digital platforms. Promotional offers for free products are recorded as a charge to cost of goods sold when incurred, and promotional offers for discounted products are recorded as a reduction of revenue when incurred with the full cost of the product being charged to cost of goods sold. Sales bonuses are awarded based on achieving certain ranks within the compensation plan. These sales bonuses are paid on a weekly basis and the rank title bonuses are paid on a monthly basis and are charged to compensation expenses.
Annual incentive trips and bonuses are awarded to consultants who recruit new consultants or achieve certain sales levels. Estimated costs related to these promotional offers are recorded as promotional expense within selling expense as they are earned.
Impairment of Long-Lived Assets:   Management evaluates the recoverability of the long-lived assets on an ongoing basis taking into consideration such factors as recent operating results, projected undiscounted cash flows and plans for future operations. At February 28, 2021 there was no impairment of the Company’s long-lived assets. At February 29, 2020, there was impairment of the Company’s goodwill and customer relationships.
Fair Value of Financial Instruments:   The Company’s carrying amount for financial instruments, which includes cash, accounts receivable, and accounts payable, approximates fair value. The fair value of the Company’s long-term debt approximates fair value based on rates currently offered to the Company for similar debt instruments of comparable maturities by the Company’s lenders.
Derivative Financial Instruments:   The Company uses derivative financial instruments to manage exposure to foreign currency exchange rates. The Company does not use derivative instruments for trading purposes. All derivative instruments are recorded on the consolidated balance sheets at fair value.
The earnings of the Company’s wholly owned foreign operations are subject to exchange rate risk as substantially all the merchandise is sourced through U.S. dollar transactions. The Company uses foreign currency forward contracts designated as cash flow hedges to mitigate this foreign currency exposure for its European operations. Amounts are reclassified from accumulated other comprehensive income (loss) upon sale of the hedged merchandise to the customer. These gains and losses are recognized in costs of goods sold in the consolidated statements of comprehensive income (loss). The fair value of designated cash flow hedges is $175 thousand as of February 28, 2021 and $0 as of February 29, 2020.
Foreign Currency Translation:   The Company’s international subsidiaries use their local currency as their functional currency. Therefore, all balance sheet accounts of international subsidiaries are translated into U.S. dollars at the period-end rates of exchange and statement of operations items are translated using the weighted average exchange rates for the period. Resulting translation adjustments are included in accumulated other comprehensive income (“AOCI”) within the consolidated balance sheets. Transactional gains and losses arising from the impact of currency exchange rate fluctuations on transactions in a currency other than the local functional currency are included in other income (expense), net within the consolidated statements of comprehensive income (loss).
Income Taxes:   Income tax expense is based on taxable income, statutory tax rates and the impact of non-deductible items. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax basis of assets and liabilities and their reported amounts. The Company periodically estimates whether its tax benefits are more likely than not sustainable on audit, based on the technical merits of the position. There are inherent uncertainties related to the interpretation of tax regulations in the jurisdictions in which the Company transacts business. The judgments and estimates made at a point in time may change based on the outcome of tax audits, as well as changes to or further

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
interpretations of regulations. If such changes take place, there is a risk that the Company’s tax rate may increase or decrease in any period.
Deferred tax assets and liabilities reflect the Company’s best estimate of the tax benefits and costs expected to be realized in the future. The Company establishes valuation allowances to reduce its deferred tax assets to an amount that will more likely than not be realized.
In accordance with ASC 740, Income Taxes (“ASC 740”), the Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be capable of withstanding examination by the taxing authorities based on the technical merits of the position. A number of years may elapse before an uncertain tax position for which the Company has established a tax reserve is audited and finally resolved, and the number of years for which the Company has audits that are open varies depending on the tax jurisdiction, generally three years. When facts and circumstances change, the Company reassesses these probabilities and records any necessary adjustments to the provision. The Company does not expect the tax positions to change within the next 12 months.
The Company determined that a portion of its undistributed foreign earnings are not reinvested indefinitely by its non-U.S. subsidiaries. Based on the Company’s analysis, no taxes were recorded on the undistributed foreign earnings as the resulting tax impact would be a benefit, which would be offset by a valuation allowance. The Company periodically reassesses whether the non-U.S. subsidiaries will invest their undistributed earnings indefinitely.
Pension Plans:   The Company sponsors defined benefit plans covering certain of its employees in Europe. In accordance with accounting standards for employee pension benefits, the Company recognizes on a plan-by-plan basis the unfunded status of its pension plans in the consolidated financial statements and measures its pension plan assets and benefit obligations as of the end of the fiscal year. The obligation for the Company’s pension plans and the related annual costs of employee benefits are calculated based on several long-term assumptions, including discount rates and expected mortality for employee benefit liabilities, rates of return on plan assets, and expected annual rates for salary increases for employee participants. Actuarial gains and losses resulting from a change in the value of the benefit obligations and plan assets are recognized immediately into income.
Estimates:   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an ongoing basis, the Company evaluates its estimates including those related to: (1) revenue recognition; (2) valuation allowance for trade receivables; (3) inventory reserve; (4) the valuation of goodwill, other intangible assets and long-lived assets; and (5) going concern assumptions. Actual results could differ from those estimates.
Comprehensive Income (Loss):   Comprehensive income (loss) consists of net income (loss) and other comprehensive loss. Other comprehensive loss for the years ended February 28, 2021 and February 29, 2020 includes an adjustment related to foreign currency translation totaling $289 thousand and $198 thousand, respectively.
Accounting Pronouncements:   In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848), to provide optional relief for companies preparing for the discontinuation of interest rates such a the London Interbank Offered Rate (“LIBOR”) and applies to lease contracts, hedging instruments, held-to-maturity debt securities and debt arrangements that have LIBOR as the benchmark rate. In January 2021, the FASB issued ASU 2021-01, which refines the scope of ASC 848 and clarifies some of its guidance. This guidance can be applied for a limited time through December 31, 2022. The guidance will no longer be

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
available to apply after December 31, 2022. The Company is evaluating the effect of applying this guidance on its existing contracts as well as when to adopt this guidance.
In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740), which amends the existing guidance relating to the accounting for income taxes. This ASU is intended to simplify the accounting for income taxes by removing certain exceptions to the general principles of accounting for income taxes and to improve the consistent application of GAAP for other areas of accounting for income taxes by clarifying and amending existing guidance. The new guidance is effective for fiscal years beginning after December 15, 2021. The Company does not expect that the adoption of this new guidance will have a material impact on its consolidated financial statements.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses, which requires the use of a forward-looking expected loss impairment model for accounts receivable and certain other financial instruments. ASU 2016-13 is effective for the Company on March 1, 2021. The adoption of this guidance has no impact on the Company’s consolidated financial statements.
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires lessees to recognize a right-of-use asset and lease liability for all leases with terms of more than 12 months. Recognition, measurement and presentation of expenses will depend on classification as a finance or operating lease. ASU 2016-02 is effective for the Company on March 1, 2022. The Company is currently evaluating the effect of the adoption of ASU 2016-02 on the Company’s consolidated financial statements.
Risks and Uncertainties:   In December 2019, a novel strain of coronavirus, COVID-19, surfaced and spread around the world. In March 2020, the World Health Organization recognized the virus as a pandemic. Throughout 2020, the United States was negatively impacted by the coronavirus, with resulting business and social disruption. Variants of the virus continued to surface and spread throughout 2020 and 2021. The operations and business results of the Company could be materially adversely affected. The extent to which COVID-19 impacts results will depend on future developments. These future developments are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions required to contain the coronavirus or treat its impact, among others. The Company does not expect future material disruptions to its business.
NOTE 3 — INVENTORIES
As of February 28, 2021, and February 29, 2020, inventories consist of the following:
	2021	2020
	(in thousands)
Inventory on FIFO basis
Raw materials	$21,100	$17,110
Work in process	4,376	4,878
Finished goods	58,554	73,010
	84,030	94,998
Slow-moving, damaged, and excess inventory reserve	(4,112)	(4,075)
LIFO reserve	(4,364)	(4,432)
Inventories, net	$75,554	$86,491

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 3 — INVENTORIES (continued)
The inventory reserve consisted of the following as of February 28, 2021 and February 29, 2020:
	2021`	2020
	(in thousands)
Balance at beginning of year	$(8,507)	$(10,840)
Costs charged to expense	(1,571)	911
Inventory write-off	1,602	1,422
Balance at end of year	$(8.476)	$(8,507)
NOTE 4 — PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment consists of the following at February 28, 2021 and February 29, 2020:
	2021	2020
	(in thousands)
Land	$2,839	$2,839
Buildings and improvements	7,613	7,183
Machinery and equipment	24,050	20,863
Vehicles	30	52
Furniture and fixtures	3,613	2,976
Data processing equipment and software	19,952	16,973
Construction in progress	1,764	2,523
	59,861	53,409
Less, accumulated depreciation	(25,212)	(17,559)
Property, plant and equipment, net	$34,649	$35,850
Depreciation expense related to property, plant and equipment was $6.08 million and $5.31 million for the years ended February 28, 2021 and February 29, 2020, respectively.
NOTE 5 — GOODWILL AND INTANGIBLE ASSETS
The Company recognized $44.43 million impairment charge to goodwill for the year ending February 29, 2020 that was primarily related to declines in market conditions impacting the PartyLite segment. The Company used the income and market approaches to determine the impairment.
Goodwill assets at February 29, 2020 consisted of the following:
	Gross Carrying Amount	Impairment	Net Asset
	(in thousands)
Goodwill – PartyLite	$44,433	$(44,433)	$—

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 5 — GOODWILL AND INTANGIBLE ASSETS (continued)
Intangible assets at February 28, 2021 consisted of the following:
	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Asset
	(in thousands)
Trade names – Candle-lite	$664	$—	$—	$664
Trade names – PartyLite	2,574	(1,233)	—	1,341
Customer relationships	11,773	(3,752)	(4,285)	3,736
Patents	119	(119)	—	—
Trademark	35	(35)	—	—
Total	$15,165	$(5,139)	$(4,285)	$5,741
Intangible assets at February 29, 2020 consisted of the following:
	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Asset
	(in thousands)
Trade names – Candle-lite	$664	$—	$—	$664
Trade names – PartyLite	2,574	(976)	—	1,598
Customer relationships	11,773	(3,332)	(4,285)	4,156
Patents	119	(119)	—	—
Trademark	35	(35)	—	—
Total	$15,165	$(4,462)	$(4,285)	$6,418
Amortization of definite lived intangible assets is recorded to reflect the pattern of economic benefits based on projected revenues over their estimated useful lives. Intangible assets having a definite life are amortized by the straight-line method over the estimated benefit period (customer relationships —10-20 years, patents — 5 years, trademark — 5 years, trade names for PartyLite — 10 years).
Trade names for Candle-lite were determined to have indefinite lives and are re-evaluated at least annually for impairment, with any such impairment recognized in the period identified. No impairment was noted during the years ended February 28, 2021 and February 29, 2020.
Amortization expense related to intangible assets for the years ended February 28, 2021 and February 29, 2020 was $677 thousand and $1.07 million, respectively.
Estimated aggregate annual amortization expense for the next five years is as follows (in thousands):
2022	$677
2023	677
2024	677
2025	677
2026	677
Thereafter	1,692

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 6 — LONG-TERM DEBT
As of February 28, 2021, and February 29, 2020, long-term debt consists of the following:
	2021	2020
	(in thousands)
5.36% term note	$11,602	$11,836
Term note payable A	11,750	12,000
Term note payable B	12,500	12,500
Revolver – (European)	50	5,069
Revolver – (US)	19,619	33,619
Covid relief	605	—
Capital lease	2,046	3,075
	58,172	78,099
Less:
Deferred financing fees	(1,202)	(1,772)
Current maturities – long-term debt	(1,843)	(2,375)
	$55,127	$73,952
Term note payable to financial institution (originally $13.10 million), due July 2019; monthly scheduled payments of approximately $77 thousand including interest at 4.99%, with balloon payment equal to unpaid principal balance due at maturity; collateralized by Leesburg, Ohio real estate. Refinancing was executed on April 11, 2019 for $12.00 million, due May 2024, with monthly scheduled payments of approximately $73 thousand including interest at 5.36%. Proceeds from April refinancing of $837 thousand. The loan is fully committed and first lien on property, plant and equipment of the Leesburg plant.
Term note payable A to financial institution originally $12.50 million, due January 23, 2023; quarterly scheduled principal payments beginning May 20, 2018 of approximately $63 thousand with interest payments equal to the greater of a) the term loan fixed rate of 6.75%, and b) the LIBOR rate in effect plus the applicable term loan A margin of 5.5% (effective rate of 6.75% at February 28, 2021 and 7.42% at February 29, 2020 based on outstanding balance of loan). Collateralized by all assets of the US entities, plus a pledge of 65% of the shares and assets of Blyth Holding B.V. and Blyth International B.V. The loan is fully committed and second lien behind Wells Fargo.
Term note payable B to financial institution originally $12.50 million, due January 23, 2023; quarterly scheduled interest payments equal to the greater of a) the term loan fixed rate of 10.75%, and b) the LIBOR rate in effect plus the applicable term loan A margin of 9.5% (effective rate of 10.75% at February 28, 2021 and 11.42% at February 29, 2020 based on outstanding balance of loan). Collateralized by all assets of the US entities, plus a pledge of 65% of the shares and assets of Blyth Holding B.V. and Blyth International B.V. The loan is fully committed and second lien behind Wells Fargo.
The term note payable A, the term note payable B and the ABL facility (as defined below) restrict Luminex from making any distributions to its owners unless certain conditions are met.
In May 2016, the Company and certain of the Company’s 100% owned subsidiaries guarantee and pledge collateral to secure an asset-based, revolving credit (“ABL”) facility. The ABL facility is secured by a first lien on the Company’s receivables and inventory. The ABL facility allows borrowings and letters of credit in U.S. dollars or Euros. The overall ABL facility has borrowing limit of $50.00 million, with a sub-limit of $15.00 million for European borrowings, unused commitment fees of 37.5 basis points, and a due date of May 2021. The ABL facility agreement restricts the Company from making any distributions to its

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 6 — LONG-TERM DEBT (continued)
owners with the exception of (i) dividends to be used for payment of taxes (Permitted Tax Distribution) or (ii) payments for operating costs / services provided by the Parents for the benefit of the Credit Party. The ABL facility requires monthly interest payments equal to either the sum of Prime plus applicable margin of 1.00% to 1.50% or LIBOR Index Rate plus applicable margin of 2.00% to 2.50%. The effective interest rate at February 28, 2021 and February 29, 2020 for the US borrowing were 3.5% and 4.75%, respectively, and for the European borrowing were 4.75% and 3.5%, respectively. As of February 28, 2021, amount available to be drawn was approximately $14.16 million.
In May 2021, the Company entered into an amendment to modify certain terms of the ABL facility, including changing the maximum borrowing limit to $45 million and extending the due date to August 1, 2022.
Additionally, in November 2021, the Company obtained approval from its lender to modify certain terms of the ABL facility, including temporarily increasing the maximum borrowing limit to $50 million through February 28, 2022, resetting the inventory sublimit, and extending the due date to December 31, 2022. The facility interest rate was amended to replace LIBOR with Daily SOFR and the applicable margin rate per annum was also amended.
On January 31, 2022, the Company entered into an agreement with its ABL facility lender and term note payable A lender and term note payable B lender to extend the maturity date of the loans from December 31, 2022 and January 23, 2023, respectively, to April 30, 2023, and to waive the total leverage ratio covenant for November 30, 2021 and February 28, 2022.
Unsecured 500 thousand Euro denominated loan issued in January 2021 issued by German State Finance Department for COVID-19 Relief for businesses, which is due in December 2022. The loan has a fixed interest rate of 1.8%. The loan is to be repaid in 16 installments of approximately EUR 31 thousand starting July 2021.
Capital lease obligations (see Note 7)
The Company is subject to various fees including administration, unused commitment fees, early termination fees and letter of credit fees as applicable.
The term loans and revolving credit agreement require the Company to maintain certain financial ratios and measurements at the end of each fiscal quarter through maturity. At February 28, 2021 the Company was in compliance with these financial covenants.
The aggregate maturities of the long-term debt is as follows (in thousands):
2022	$1,843
2023	44,596
2024	583
2025	11,055
2026	95
Total	$58,172
NOTE 7 — CAPITAL LEASES
The Company leases certain manufacturing and computer systems under capital lease arrangements that have a cost of $5.47 million and $4.52 million and accumulated depreciation of $2.65 million and $1.74 million at February 28, 2021 and February 29, 2020, respectively. The assets under the capital leases

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 7 — CAPITAL LEASES (continued)
are being depreciated using the same methods as would be used for similar equipment if purchased outright. Depreciation expense related to capital leases was $918 thousand and $856 thousand for the years ended February 28, 2021 and February 29, 2020, respectively.
Future minimum lease payments at February 28, 2021 are as follows (in thousands):
2022	$1,197
2023	343
2024	342
2025	254
2026	98
Total minimum lease payments	2,234
Less amounts representing interest	(188)
2,046
Less current portion of lease obligations	(1,118)
Total lease obligations net of current	$928
NOTE 8 — RESTRUCTURING COSTS
On May 15, 2020, the Board of Directors approved Project Alpha in an effort to further PartyLite’s objectives including, improved operating efficiency, customer outcomes and cost restructuring initiative to right size the selling, general and administrative cost base. This program addressed organizational realignments with associated reductions in workforce, as well as some market closures. Market closures planned as part of Project Alpha were not strategic shifts in the business as they represent a small portion of PartyLite operations. These actions commenced in March 2020 with the majority effected between November 2020 and February 2021.
As part of the restructuring initiative, the Company also announced the closure of four operating loss markets: Finland, Sweden, Norway and Italy.
The components of the Company’s restructuring expenses as part of Project Alpha included in operating expenses in the consolidated statements of comprehensive income (loss) during the year ended February 28, 2021 is as follows (in thousands):
Severance and related costs	$4,265
Contract cancellations	896
Legal expenses	546
Lease exit costs	504
Other	1,061
Total restructuring costs	$7,272

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 8 — RESTRUCTURING COSTS (continued)
As of February 28, 2021, the Company’s restructuring reserve consisted of severance and other costs of $3.37 million and is recorded in other accrued expenses on the consolidated balance sheets. Activity related to the restructuring reserve was as follows:
	February 29, 2020	Charges	Usage	February 28, 2021
	(in thousands)
Severance and related costs	$—	$4,265	$(1,599)	$2,666
Contract cancellations	—	896	(773)	123
Legal expenses	—	546	(442)	104
Lease exist costs	—	504	(28)	476
Other	—	1,061	(1,057)	4
Total	$—	$7,272	$(3,899)	$3,373
NOTE 9 — INCOME TAXES
Income (loss) before income tax expense for the years ended February 28, 2021 and February 29, 2020 was:
	2021	2020
	(in thousands)
United States	$11,018	$(53,520)
Foreign	(6,522)	(5,908)
	$4,496	$(59,428)
Income tax expense consists of the following for the years ended February 28, 2021 and February 29, 2020:
	2021	2020
	(in thousands)
Current income tax expense (benefit):
Federal	$—	$—
State	55	17
Foreign	310	1,028
	365	1,045
Deferred income tax expense (benefit):
Federal	—	—
State	—	—
Foreign	68	(950)
	68	(950)
Income tax expense	$433	$95

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 9 — INCOME TAXES (continued)
Significant components of the Company’s deferred tax assets and liabilities approximated the following at February 28, 2021 and February 29, 2020, respectively:
	2021	2020
	(in thousands)
Deferred tax assets:
Net operating loss	$28,480	$29,930
Basis difference on investment	27,754	27,754
Accrued expenses and other	5,412	4,346
Deferred gain on sale of Tilburg	3,785	4,010
Allowance for doubtful accounts	1,489	1,440
Interest expense limitation	1,450	2,317
Deferred tax assets	68,370	69,797
Valuation allowance	(55,620)	(56,045)
	12,750	13,752
Deferred tax liabilities:
Inventory reserves	(795)	(1,044)
Prepaid expenses	(727)	(730)
Depreciation	(6,396)	(6,862)
Amortization of intangibles	(3,696)	(3,949)
	(11,614)	(12,585)
Net deferred tax assets	$1,136	$1,167
The Company records a valuation allowance when realization of the deferred tax asset is not likely to occur. When assessing the need for a valuation allowance, the Company considers positive and negative evidence of future income, reversing deferred tax liabilities, tax planning strategies, and whether loss carry backs are possible. The Company’s valuation allowance at February 28, 2021 and February 29, 2020 was $55.6 million and $56 million, respectively. A full valuation allowance is recorded against the net US deferred tax asset of $52.9 million and $54.2 million at February 28, 2021 and February 29, 2020, respectively.
The foreign valuation allowance at February 28, 2021, offsets the net deferred tax asset in Australia, Italy and Finland and primarily relates to tax loss carryforwards. The remaining foreign jurisdictions are in a net deferred tax liability position, except the Netherlands and Czech Republic.
The US federal and state net operating loss carryforwards are subject to an annual limitation due to Internal Revenue Code Section 382 and similar state provisions. The limitation may result in the expiration of the net operating loss carryforwards before utilization. The US Federal net operating loss carryforwards subject to the Section 382 limitation as of February 28, 2021 and February 29, 2020 was $16 million and $21 million, respectively.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 9 — INCOME TAXES (continued)
A reconciliation of the provision for income taxes to the amount computed at the federal statutory rate is approximated as follows:
	2021	2020
Tax at statutory rate	$944	$(12,480)
Tax effect of:
Expiration of US capital loss carryforward	—	19,386
Change in valuation allowance	(425)	(16,720)
Goodwill impairment	—	9,538
PPP loan forgiveness	(2,046)	—
Switzerland pension and statutory reserves	213	999
State income taxes	383	(455)
Return to provision	154	272
Foreign tax rate differential	1,027	(217)
Foreign dividend and subpart F income	204	(183)
Change in statutory rate	—	(75)
Other	(21)	30
	$433	$95
The PPP loan forgiveness in the year ended February 28, 2021 is not taxable for US income tax purposes which causes the rate reconciling item. The foreign tax rate differential for the year ended February 29, 2021 is related to the difference between the US and Swiss tax rates.
The change in the valuation allowance for the year ended February 29, 2020 is primarily due to the expiration of the US capital loss carry forward. The Company had no tax basis in the goodwill impairment of $44.43 million that occurred during the year ended February 29, 2020 which causes the rate reconciling item.
The Company is subject to examination by U.S. federal, state, and foreign tax authorities. The U.S. Internal Revenue Service (the “IRS”) commenced an examination of our U.S. federal income tax filings for tax years 2017 and 2018 during the year ending February 29, 2020. The IRS closed the audit during the summer of 2021 with no changes to the Company’s tax returns. The U.S. statute of limitations remains open for tax years 2017 through the present. The IRS can also audit the net operating loss deductions in future years when used to offset taxable income. The statute of limitations for our tax filings in other jurisdictions varies between fiscal years 2015 through the present.
Beginning in 2018, the TCJA provides a 100% deduction for dividends received from 10-percent owned foreign corporations by U.S. corporate shareholders, subject to a one-year holding period. Although dividend income is now exempt from U.S. federal tax in the hands of the U.S. corporate shareholders, companies must still apply the guidance of ASC 740-30- 25-18 to account for the tax consequences of outside basis differences and other tax impacts of their investments in non-U.S. subsidiaries.
As a result of TCJA and the current U.S. taxation of deemed repatriated earnings, any additional taxes that might be payable upon repatriation of foreign earnings are not significant, which may include foreign withholding taxes, potential state income taxes, and the tax effects of the currency translation OCI accounts. In general, it is the practice and intention of the Company to reinvest a portion of its earnings of its foreign subsidiaries in those operations.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 9 — INCOME TAXES (continued)
The Company currently has $ 80.70 million and $ 88.80 million of US net operating losses at February 28, 2021 and February 29, 2020 respectively. This includes $62.52 million that will expire in periods through 2037 and the remainder that can be carried forward indefinitely. Based on the current statute enacted as part of the TCJA, losses arising in fiscal years ending after December 31, 2017 can be carried forward indefinitely. The Company also has approximately $162.24 million and $165.12 million of state net operating losses at February 28, 2021 and February 29, 2020, respectively, which will expire in periods through 2040. In addition, the Company has foreign net operating losses of $ 9.56 million and $ 7.69 million at February 28, 2021 and February 29, 2020, respectively. This primarily includes Australia net operating loss carry forwards of $ 7.49 million and $ 6.93 million at February 28, 2021 and February 29 2020, respectively. These can be carried forward indefinitely.
The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. During the years ended February 28,2021 and February 29, 2020, respectively, the Company incurred an immaterial amount of penalties and interest. There are no material uncertain tax positions.
NOTE 10 — RETIREMENT PLANS
Defined Contribution Plans:   The Company has multiple defined contribution employee benefit plans in the United States and certain of its foreign locations covering substantially all eligible non-union employees. Employer contributions to all plans are made on a discretionary basis. Contribution expense during the years ended February 28, 2021 and February 29, 2020 was approximately $1.2 million and $1.6 million, respectively.
Employee Phantom Stock Units:   An employee phantom stock unit (an “Employee PSU”) is a contractual right to receive payment from the Company of an amount equal to the value of the Employee PSU, as defined by an award agreement. Depending on the terms of each award agreement, Employee PSUs may vest over a time period of 7 years or immediately upon a change of control. All Employee PSUs are subject to continued performance of service until a change of control of the Company or change in ownership of a substantial portion of the Company’s assets. Certain Employee PSUs are payable upon a change of control based on achievement of certain performance conditions. As of February 28, 2021, and February 29, 2020, the Company is authorized to issue 48,660 PSUs. The Company records expense for these awards when it is probable that the performance condition will be met. At February 28, 2021, it is deemed unlikely that the performance conditions will be met and no expense has been recorded.
Government Sponsored Pension Plans:   Certain of the Company’s non-U.S. subsidiaries provide pension benefits to employees or participate in government sponsored programs. Most employees outside the United States are covered by government sponsored and administered programs. Other contributions to government-mandated programs are not expected to be significant. The employee pension plan expense associated with foreign subsidiaries for the years ended February 28, 2021 and February 29, 2020 was approximately $130 thousand and $936 thousand, respectively. Pension plan expense is included within the selling, general and administrative expenses line item in the consolidated statements of comprehensive income (loss).

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 10 — RETIREMENT PLANS (continued)
The following table summarizes the changes in benefit obligation, plan assets, and funded status of the non-government pension plans for the years ended February 28, 2021 and February 29, 2020:
	2021	2020
	(in thousands)
Changes in benefit obligation
Benefit obligation at beginning of year	$6,801	$7,492
Interest cost	—	51
Service cost	426	314
Contributions by plan participants	90	87
Benefits paid	(756)	(54)
Others	—	(2,045)
Actuarial (gains) / losses	(346)	741
Currency translation	425	215
Benefit obligation at end of year	$6,640	$6,801
	2021	2020
	(in thousands)
Changes in plan assets
Fair value of plan assets at beginning of year	$5,200	$6,560
Actual return on plan assets	(103)	215
Contributions by employer	279	266
Contributions by plan participants	90	87
Benefits paid	(756)	(54)
Others	—	(2,045)
Currency translation	324	170
Fair value of plan assets at end of year	$5,034	$5,199
	2021	2020
	(in thousands)
Funded status
Noncurrent liabilities	$1,606	$1,602
Net amounts recognized on the consolidated balance sheets	$1,606	$1,602
Information for pension plans with an accumulated benefit obligation in excess of plan assets as of February 28, 2021 and February 29, 2020:
	2021	2020
	(in thousands)
Projected benefit obligation	$6,640	$6,801
Accumulated benefit obligation	$6,514	$6,667
Fair value of plan assets	$5,034	$5,199

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 10 — RETIREMENT PLANS (continued)
Plan assets consist primarily of Level 1 investments with quoted prices in active markets for identical or similar assets. The following table presents the plan assets measured at fair value on a recurring basis as of February 28, 2021:
	2021	2020
	(in thousands)
Equity instruments	$1,518	$1,568
Debt instruments	2,122	2,192
Properties	1,103	1,139
Liquid assets	146	151
Others	145	150
Fair value of plan assets at year end	$5,034	$5,200
The table below summarizes the weighted average assumptions used to determine benefit obligations and net periodic pension costs for the fiscal year ended February 28, 2021 and February 29, 2020.
	2021	2020
Discount rates	0.15%	0.00%
Rates of compensation increase	1.00%	1.00%
Expected long-term rates of return on plan assets	1.50%	1.50%
Mortality tables	BVG 2015 GT	BVG 2015 GT
The minimum employer required contributions to the plans for the next fiscal year is expected to be $278 thousand. The following table summarizes expected benefit payments from the plans through fiscal year 2026 and the following next five fiscal years. Actual benefit payments may differ from expected benefit payments (in thousands).
2022	$46
2023	136
2024	295
2025	91
2026	120
Next 5 years	695
NOTE 11 — OPERATING LEASES
The Company leases certain property from third parties. Operating lease expense, which is recognized on a straight-line basis over the life of the lease term, totaled approximately $4.87 million and $4.99 million for the years ended February 28, 2021 and February 29, 2020, respectively.
During the year ended February 28, 2018, the Company sold and leased back a building and the associated parcel of land. The Company sold the land and building for approximately $33.00 million and realized a gain on the sale of approximately $8.93 million. This gain has been deferred and is being amortized over the initial lease term of 20 years. This lease is accounted for as an operating lease.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 11 — OPERATING LEASES (continued)
The following is a summary of obligations under non-cancelable operating leases, with initial or remaining lease terms more than one year (in thousands):
2022	$4,788
2023	4,187
2024	3,746
2025	3,042
2026	2,925
Thereafter	25,033
$43,721
NOTE 12 — COMMITMENTS AND CONTINGENCIES
The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company financial position, results of operations, or liquidity.
NOTE 13 — RELATED PARTY TRANSACTIONS
During the years ended February 28, 2021 and February 29, 2020, the Company incurred management fees and related expenses of $671 thousand and $518 thousand, respectively, to Centre Lane Partners, and $90 thousand and $371 thousand, respectively, to Carlyle Investment Management, and $38 thousand and $150 thousand to a third-party director affiliated with Carlyle.
The Company conducts transactions in the normal course of business with an entity under common control. Purchases from this entity were $17.24 million and $16.85 million for the years ended February 28, 2021 and February 29, 2020, respectively. Accounts payable due to this entity were $3.40 million and $4.25 million as of February 28, 2021 and February 29, 2020, respectively.
NOTE 14 — SEGMENT DATA AND RELATED INFORMATION
Reportable segments include components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (the “CODM”) in deciding how to allocate resources and in assessing performance. The Company has two reportable segments: Candle-lite and Party Lite. The Candle-lite segment designs, manufactures, and serves as a wholesaler of branded and private label candles and home fragrance products sold through grocery, drug, and mass merchant stores, primarily in the United States. The PartyLite segment designs, manufactures, and serves as a direct seller of candles and home décor sold through a network of independent consultants selling products by hosting home parties, catalogues, and ecommerce, primarily in Europe, Australia, and the United States.
Other includes corporate infrastructure and governance functions and other non-recuring items that are deemed to be corporate in nature.
The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company’s segment reporting structure is consistent with how it establishes its overall business strategy, allocates resources, and assesses performance of its business. All intercompany revenues are eliminated in consolidation and are not reviewed when evaluating segment performance. Each segment’s performance is evaluated based upon gross margin and EBITDA. Certain corporate overhead expenses related to global functions, most notably the Company’s executive office, information technology,

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 14 — SEGMENT DATA AND RELATED INFORMATION (continued)
finance and accounting, human resources, and legal departments, largely remain at corporate. Additionally, other costs that cannot be allocated to the segments based on specific usage are also maintained at corporate.
The following table provides the Company’s segment information as of and for the fiscal year ended February 28, 2021 and February 29, 2020:
	FY 2021
	Candle-Lite	PartyLite	Combined	Corporate	Eliminations	Consolidated
Sales to external customers	$170,931	163,748	334,679	—	—	334,679
Intersegment sales	24,621	—	24,621	—	(24,621)	—
Gross Profit	31,642	95,321	126,963	—	—	126,963
Depreciation and amortization expense	$2,643	4,422	7,065	—	—	7,065
Interest expense	5,461	419	5,880	—	—	5,880
Income tax expense(benefit)	51	634	685	(252)	—	433
Net income (loss)	15,779	(5,881)	9,898	(5,835)	—	4,063
Total assets	145,788	67,037	212,825	(1,542)	(53,387)	157,896
Capital expenditures	1,322	2,815	4,137	—	—	4,137
	FY 2020
	Candle-Lite	PartyLite	Combined	Corporate	Eliminations	Consolidated
Sales to external customers	145,251	178,962	324,213	—	—	324,213
Intersegment sales	22,008	—	22,008	—	(22,008)	—
Gross Profit	17,879	107,108	124,987	—	—	124,986
Depreciation and amortization expense	2,653	4,145	6,798	—	—	6,799
Interest expense	6,153	580	6,733	—	—	6,734
Income tax expense(benefit)	(2)	272	271	(175)	—	95
Net income (loss)	2,322	(56,920)	(54,598)	(4,925)	—	(59,523)
Total assets	150,871	83,750	234,621	7,833	(69,376)	173,078
Capital expenditures	1,794	37	1,831	—	—	1,831
Revenue from one customer of the Candle-Lite segment represents approximately $125.80 million and $100.70 million of the Company’s consolidated revenues for the year ended February 28, 2021 and February 29, 2020.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 14 — SEGMENT DATA AND RELATED INFORMATION (continued)
GEOGRAPHIC DATA
Summarized financial information of the Company’s net sales and long-lived assets by geographic location is as follows:
	2021	2020
	(in thousands)
Net sales to external customers
United States	$188,949	$167,276
Germany	47,777	52,304
France	31,053	35,625
Other foreign countries	66,900	69,008
	$334,679	$324,213

(a)
Net sales are attributed to countries based on location of customer.

	2021	2020
	(in thousands)
Long-lived assets
United States	$33,624	$33,342
Foreign countries	1,025	1,347
	$34,649	$34,689
NOTE 15 — EARNINGS PER SHARE
Earnings per share (“EPS”) is the amount of earnings attributable to each share of common stock. For convenience, the term is used to refer to either earnings or loss per share. Basic earnings per common share are computed by dividing income allocated to common stockholders (the numerator) by the weighted average number of common shares outstanding (the denominator) during each period. Income available to common stockholders shall be computed by deducting both the dividends declared in the period on preferred stock (whether or not paid) and the dividends accumulated for the period on cumulative preferred stock (whether or not earned) from income from continuing operations (if that amounts appears in the income statement) and also from net income. The computation of diluted EPS is similar to the computation of basic EPS except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued during the period to reflect the potential dilution that could occur from common shares issuable through contingent shares issuance arrangement, stock options, warrants, etc. The Company has no dilutive securities.
NOTE 16 — PPP LOAN PROGRAM
As a result of the economic uncertainty stemming from the impact of the COVID-19 pandemic, in May 2020, the Company received a Paycheck Protection Program (PPP) loan in the principal amount of $8.48 million from the US Small Business Administration (SBA). The PPP loan has a stated interest rate of 1% per annum and no payments of principal or interest are required until the end of a statutorily provided deferral period, which occurs when the SBA concludes on the amount of the loan that will be forgiven. The contractual maturity date of the loan is May 2022.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
February 28, 2021 and February 29, 2020
NOTE 16 — PPP LOAN PROGRAM (continued)
Under the terms of the Paycheck Protection Program, a PPP loan provides for conditional forgiveness if the Company utilizes the loan proceeds on admissible expenses, including qualifying payroll, rent, and utility expenses, and maintains employment and compensation levels for a specified period of time. Although the Company believes it is reasonably assured the PPP loan will be forgiven, ultimate forgiveness is also conditioned upon the SBA concurring with management’s good-faith assessment that the current economic uncertainty made the loan request necessary to support ongoing operations and the loan proceeds were used for admissible expenses. If the Company is later determined to have violated the provisions of the Paycheck Protection Program, the Company may be required to repay the PPP loan in its entirety and/or be subject to additional penalties.
The Company has elected to account for its PPP loan as an in-substance grant in accordance with International Accounting Standard (IAS 20), Accounting for Government Grants and Disclosure of Government Assistance. Under IAS 20, the PPP loan proceeds are initially recorded as a deferred grant income liability and subsequently recognized on a systematic basis into results from operations when the expenses for which the grant is intended to compensate are incurred and forgiveness of the loan is reasonably assured. While formal forgiveness has not yet been obtained, as of February 28, 2021, the Company has recognized $5.60 million as a reduction of cost of goods sold and $2.88 million of the PPP loan balance as a reduction of selling, general and administrative expenses in the consolidated statements of comprehensive income (loss) consistent with the amount of qualifying expenses incurred during the period. Cash inflows and cash outflows from the PPP loan are classified as operating cash flows.
The Company received formal forgiveness of the PPP loan in June 2021.
NOTE 17 — SUBSEQUENT EVENTS
The Company has evaluated events and transactions occurring subsequent to the balance sheet date of February 28, 2021 for items that should be recognized or disclosed in these financial statements. This evaluation was conducted through February 9, 2022, the date these consolidated financial statements were available to be issued.
On November 23, 2021, the Company entered into an agreement with its asset-based lender to extend the maturity of the revolving line of credit from August 1st, 2022 to December 31st, 2022. In addition, there was a temporary increase in the line of credit from $45 million to $50 million through February 28, 2022.
On December 13, 2021, the Company entered into a stock purchases agreement with Global Consumer Acquisition Corp. Pursuant to the terms of the agreement, a business combination between Global Consumer Acquisition Corp. and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex.
On January 31, 2022, the Company entered into an agreement with its ABL facility lender and term note payable A lender and term note payable B lender to extend the maturity date of the loans from December 31, 2022 and January 23, 2023, respectively, to April 30, 2023, and to waive the total leverage ratio covenant for the fiscal quarters ended November 30, 2021 and February 28, 2022.

LUMINEX HOME DECOR & FRAGRANCE
HOLDING CORPORATION
Cincinnati, Ohio
CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2021

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
Cincinnati, Ohio
CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2021

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands except per share amount)
	August 31, 2021 (Unaudited)	February 28, 2021
ASSETS
Current assets
Cash and Cash
Equivalents	$5,755	$5,731
Accounts receivable, net of allowance for doubtful accounts of $634 and $696, at August 31, 2021 and February 28, 2021, respectively	20,128	19,160
Inventories, net (Note 3)	91,579	75,554
Prepaid expenses and other current assets	11,088	9,565
Total current assets	128,550	110,011
Property, plant and equipment, net (Note 4)	32,993	34,649
Intangible assets, net (Note 5)	5,403	5,741
Deferred income tax asset (Note 9)	1,733	1,635
Other assets	4,696	4,425
Total assets	$173,374	$156,460
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current portion long-term debt (Note 6)	$1,229	$1,843
Accounts payable – trade	41,820	29,665
Accounts payable with Company under Common Control	1,049	3,399
Accrued payroll	297	2,241
Income tax payable	(57)	81
Sales allowance accrued expenses	2,403	1,893
Deferred revenue	1,965	2,215
Other accrued expenses	19,067	21,512
Total current liabilities	67,774	62,850
Long-term debt, net (Note 6)	74,041	54,981
Deferred income tax liability (Note 9)	595	498
Other long-term liabilities	13,427	15,873
Total liabilities	155,837	134,201
Commitments and contingencies (Note 12)
Shareholders’ equity
Common stock, par value $.001 per share, 50,000 issued and outstanding	—	—
Preferred stock, par value $.001 per share, 10,000 issued and outstanding ($1 per share liquidation value)	—	—
Additional paid-in capital	107,584	107,585
Accumulated deficit	(108,784)	(103,829)
Accumulated other comprehensive income:
Foreign currency translation	18,737	18,504
Total shareholders’ equity	17,537	22,260
Total liabilities and shareholders’ equity	$173,374	$156,460

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(Unaudited)
(in thousands except per share amount)
	Six Months Ended August 31,
	2021	2020
Net sales	$134,287	$136,108
Cost of goods sold	93,292	86,408
Gross profit	40,995	49,700
Operating expenses
Direct marketing expense	17,501	21,945
Selling and marketing	6,646	8,670
General and administration	17,876	15,348
Management fees	243	487
Restructuring expenses (see note 8)	240	1,886
	42,506	48,336
Income (loss) from operations before other income (expense)	(1,511)	1,364
Other income (expense)
Interest expense	(2,905)	(2,829)
Foreign exchange gain (loss)	(629)	813
Other income (expense), net	58	(137)
	(3,476)	(2,153)
Income (loss) before income tax expense	(4,987)	(789)
Income tax benefit (expense)	(32)	66
Net income (loss)	(4,955)	(855)
Other comprehensive income (loss)
Foreign currency translation adjustment	233	(507)
Comprehensive income (loss)	$(4,722)	$(1,362)
Weighted average common shares outstanding	50	50
Basic earnings (loss) per common share	$(99)	$(17)
Diluted earnings (loss) per common share	$(99)	$(17)

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF EQUITY
(Unaudited)
(in thousands)
	For the Six Months Ended August 31, 2021
	Common Stock	Preferred Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total
Balance, February 28, 2021	$—	$—	$107,584	$(103,829)	$18,504	$22,259
Foreign currency translation	—	—	—	—	233	233
Net loss	—	—	—	(4,955)	—	(4,955)
Balance, August 31, 2021	$—	$—	$107,584	$(108,784)	$18,737	$17,537
	For the Six Months Ended August 31, 2020
	Common Stock	Preferred Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total
Balance, February 29, 2020	$—	$—	$107,584	$(107,892)	$18,969	$18,661
Foreign currency translation	—	—	—	—	(507)	(507)
Net loss	—	—	—	(855)	—	(855)
Balance, August 31, 2020	$—	$—	$107,584	$(108,746)	$18,462	$17,300

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
STATEMENTS OF CONSOLIDATED CASH FLOWS
(Unaudited)
(in thousands)
	Six Months Ended August 31,
	2021	2020
Cash flows from operating activities
Net income (loss)	$(4,955)	$(855)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and intangible and other asset amortization	3,494	3,400
Provision for doubtful accounts	(62)	247
(Gain) loss on sale of property, plant and equipment	216	(1)
Amortization of deferred gain on sale-leaseback	(184)	(184)
Amortization of deferred financing fees	411	354
Deferred income taxes	1,706	478
Increase (decrease) in cash from changes in operating assets and liabilities:
Accounts receivable	(957)	3,003
Inventories	(16,565)	4,730
Prepaid expenses and other assets	(4,326)	(956)
Accounts payable	9,921	(4,187)
Accrued expenses and other liabilities	(5,111)	2,815
Net cash provided by (used in) operating activities	(16,412)	8,844
Cash flows from investing activities
Purchase of machinery and equipment	(1,546)	(1,962)
Net cash (used in) investing activities	(1,546)	(1,962)
Cash flows from financing activities
Net (payments) proceeds on line of credit	22,339	(3,695)
Principal payments on capital lease obligations	(969)	(1,114)
Principal payments on long-term debt	(3,250)	(242)
Loan issuance costs	—	(387)
Net cash (used in) provided by financing activities	18,120	(5,438)
Net change in cash	162	1,442
Effect of exchange rate changes on cash	(138)	420
Cash at beginning of the period	5,731	5,243
Cash at end of the period	$5,755	$7,107
Supplemental disclosures of cash flow information:
Cash paid during the year:
Interest	$2,061	$3,021
Income taxes	49	(3)
Supplemental disclosures of non-cash items:
Acquired capital lease	$—	$590

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 — ORGANIZATION AND BASIS OF FINANCIAL STATEMENT PRESENTATION
Basis of Presentation:   On May 17, 2016, CLP Candle Holdings, LLC together with its subsidiaries (the Candle-lite Companies) acquired CB Shine Holdings LLC together with its subsidiaries (the PartyLite Companies) and combined the entities to form Luminex Home Décor & Fragrance, LLC, a wholly owned subsidiary of Luminex Home Decor & Fragrance Holding Corporation.
Luminex Home Decor & Fragrance Holding Corporation (the “Company”), a Delaware company, was incorporated on May 12, 2016 and has a 100% ownership in PartyLite Inc., a Delaware company, and Candle-lite Company, LLC (formerly known as CL Products International, LLC) an Illinois registered limited liability company. PartyLite Inc., and all of its subsidiaries, and Candle-lite Company LLC, and all of its subsidiaries are consolidated and presented under Luminex Home Decor & Fragrance Holding Corporation.
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) for interim financial information and with the instructions to Form 10-Q. They do not include all information and notes required by U.S. GAAP for complete financial statements. In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments (all of which are normal and recurring in nature) necessary to present fairly the financial position of the Company at August 31, 2021, and the results of operations and cash flows for the six months ended August 31, 2021. The “Notes to Consolidated Financial Statements” contained in the Company’s audited financial statements for the year ended February 28, 2021 should be read in conjunction with these consolidated financial statements.
Description of Business:   The Company is a leading designer, manufacturer, and distributor in its industry. The Company organizes its business into the following two reportable segments: Candle-lite and PartyLite. Candle-lite is a leading provider of wax candles products to the retail sector, with particular expertise in the food, drug, and mass channels. PartyLite is a leading home fragrance brand in the direct selling and direct-to-consumer channels.
The Company offers a comprehensive product offering, including wax jar-filled candles, tealights, melts, and complementary home décor accessories. The Company is well-positioned within an attractive category by providing consumers with high-quality home décor and fragrance products in a wide range of price points and delivering unique value proposition for both end-consumers and retail partners. Both segments boast emerging direct-to-consumer platforms that are poised for growth. The Company has historically realized higher revenues in the third and fourth quarters due primarily to increased sales during the holiday season of the fourth quarter. The results of operations for the interim period are not necessarily indicative of the results expected for the full fiscal year.
See Note 14 for further discussion of the Company’s segment reporting structure
Series A Preferred Stock:   One share of the Company’s preferred stock has a liquidation value of $1. Each share of preferred stock is entitled to a cumulative dividend, whether or not declared, at the rate of four percent per annum on the sum of the liquidation value plus all unpaid accrued and accumulated dividends. All accrued and accumulated dividends on the preferred stocks shall be fully declared and paid before any dividends are declared and paid on the common stock. The preferred stock has no voting rights.
Interim Financial Statements:   These interim consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”) and are unaudited. In the opinion of management, these consolidated financial statements reflect all adjustments, which are of a normal recurring nature and necessary for a fair presentation of the results for the interim period.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation:   The consolidated financial statements represent the consolidated financial position and results of operations of Luminex Home Decor & Fragrance Holding Corporation and its wholly owned subsidiaries. All material intercompany balances and transactions have been eliminated.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Concentration of Credit Risk:   The Company maintains deposit accounts at various financial institutions. The institutions provide FDIC coverage of $250 thousand per depositor. At various times, these deposits may be in excess of the FDIC insurance limit. The Company also maintains bank deposit accounts at its foreign subsidiaries which are denominated in local currencies, at various financial institutions to meet local sales, operations and marketing activities in foreign countries. The Company has approximately $5.51 million and $5.63 million of cash in foreign countries as of August 31, 2021 and February 28, 2021 respectively.
See Note 14 for further discussion of the Company’s largest customer.
Cash and Cash Equivalents:   The Company considers short-term cash investments and highly liquid debt instruments purchased with an original maturity of three months or less to be cash.
Accounts Receivable:   The Company extends credit to customers customary in its business. Payments from customers are generally due within 30-60 days. The delinquency status of these accounts is determined based on contractual terms of sale. The Company does not charge interest on its past due accounts receivable. The Company estimates an allowance for doubtful accounts on the related receivables by performing a review of historical losses, existing economic conditions, and an analysis of specific accounts where a greater risk of credit loss exists. Uncollectible trade receivables are charged off once the Company makes final determination that the amounts will not be collected.
Inventories:   Inventories, which consist of finished goods, raw materials and work in process, are stated at the lower of cost or net realizable value. All inventories are at cost using the last-in, first-out method (“LIFO”). The effect of using LIFO was to reduce inventories on an average cost basis by $4.18 million and $4.36 million at August 31, 2021 and February 28, 2021, respectively.
Property, Plant, and Equipment:   Property, plant and equipment are stated at cost. Depreciation has been provided in the financial statements on the straight-line method at rates based on a reasonable estimate of useful lives, which fall within the following ranges for major asset classifications:
Estimated Useful Lives (Years)
Building and improvements	40
Machinery and equipment	7 to 10
Vehicles	5
Furniture and fixtures	5 to 7
Data processing equipment and software	3 to 5
Maintenance, repairs and minor renovations are charged to earnings in the year in which the expense is incurred. Additions, improvements and major renovations are capitalized. The cost of assets retired or sold, together with the related accumulated depreciation are removed from the accounts and any profit or loss on disposition is credited or charged to earnings.
Deferred Financing Fees:   Deferred financings fees associated with the term notes payable are amortized over the term of the related debt and are included in long-term debt in the consolidated balance sheets. Deferred financing fees associated with the revolving line of credit is included in other assets in the balance sheet. The related amortization expense of $411 thousand and $354 thousand is included in interest expense in the consolidated statements of comprehensive income (loss) for the six months ended August 31, 2021 and 2020, respectively.
For the six months ended August 31, 2020, there were deferred financing fees incurred in the amount of $387 thousand, and there were no such costs incurred in the six months ended August 31, 2021.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Other Deferred Charges:   Deferred software and rack costs are amortized over the term of the related agreements and are included in other assets in the consolidated balance sheets. The related amortization expense of $66 thousand and $136 thousand is included in selling, general and administrative expense in the consolidated statements of comprehensive income (loss) for the six months ended August 31, 2021 and 2020, respectively.
Intangible Assets:   The Company accounts for intangible assets in accordance with the standards outlined in the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 350-30-35. Indefinite-lived intangible asset is evaluated at least annually for impairment, and intangible assets subject to amortization are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Any such impairment will be recognized in the period identified. The Company determined there was no impairment of intangible assets during the six months period ended August 31, 2021 and 2020.
Intangible assets consist of tradenames, customer relationships, patents and trademarks (see Note 5).
Revenue Recognition:   The Company generates revenue from the sale of its products to customers. Revenue from the sale of product to customers is recognized when the performance obligation is satisfied, which is the point at which control of the promised good is transferred to the customer. Control generally transfers upon physical delivery to customer. Revenue is recorded in an amount that reflects consideration the Company expects to be entitled to in exchange for the delivered goods, which includes an estimate of damage and return allowances, payment discounts, warehouse allowances, advertising allowances, volume discounts and other customer incentive programs. These customer programs and incentives are recorded as reductions of net sales and provisions are recorded in accrued expenses on the consolidated balance sheets. The Company estimates the variable consideration throughout the year based on various factors such as contract terms, historical sales and specific volume targets.
Cash incentives provided to the Company’s customers related to advertising and sales promotions are recognized as a reduction of the related sales price, and, therefore, as a reduction in sales. Total cash incentives provided to customers relating to advertising and sales promotions were approximately $3.88 million and $4.99 million for the six months ended August 31, 2021 and 2020, respectively. Reserves related to incurred but not claimed advertising and sales promotions were $1.67 million and $1.39 million as of August 31, 2021 and February 28, 2021, respectively, and are included in accrued expenses on the consolidated balance sheets.
Majority of accounts receivable relate to the Candle-lite segment, where payment terms are typically 30-60  days. Payments are generally due at time of ordering or upon product delivery for the PartyLite segment.
The Company records deferred revenue when cash payments are received in advance of transfer of control of goods or services. Deferred revenue primarily relates to gift cards. Gift cards are sold without expiration dates and revenue is recognized upon redemption of the gift card. In addition, the Company recognizes revenue on unredeemed gift cards where the likelihood of the gift card being redeemed is remote and there is no legal obligation to remit the unredeemed gift cards to relevant jurisdictions (gift card breakage). The balance of deferred revenue was $1.96 million and $2.22 million, as of August 31, 2021 and February 28, 2021, respectively. Deferred revenue related to unredeemed gift cards was $1.19 million and $1.23 million as of August 31, 2021 and February 28, 2021, respectively. The Company recognized $1.88 million as revenue for the six months ended August 31, 2021 from amounts recorded as deferred revenue at the beginning of the period.
Shipping and Handling Cost:   The Company has made the accounting policy election to treat shipping as a fulfillment cost rather than a separate performance obligation. Related shipment revenue is

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
recorded in net sales and related shipping and handling costs are included in cost of goods sold in the consolidated statements of comprehensive income (loss).
Deferred Payroll Taxes:   The Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law on March 27, 2020. The Company is taking advantage of the employer payroll tax (FICA) deferral offered by the CARES Act, which allowed the Company to defer the payment of employer payroll taxes for the period March 27, 2020 to December 31, 2020. As of August 31, 2021, and February 28,2021, total deferred payroll taxes related to such deferrals were $1.57 million, with half of the amount deferred due for payment no later than December 31, 2021 and the remaining half due no later than December 31, 2022. There is no interest charged on deferred payments.
Catalog Costs:   Catalog production costs are capitalized and expensed as the catalogs are distributed, generally over less than a twelve-month period.
Promotional Offers to Independent Consultants:   The Company’s direct selling sales are generated by its independent consultants and affiliates, who strive to maximize the interrelated objectives of selling products, scheduling (or booking) parties or events and recruiting new consultants/affiliates. To encourage its consultants/affiliates to accomplish these goals, the Company makes monthly promotional offers including free or discounted products to consultants/affiliates and customers, as well as annual incentive trips and the payment of bonuses to consultants/affiliates according to the bonus plan. Promotions, including free or discounted products, are designed to increase revenues by providing incentives for customers and guests attending shows or using the Company’s digital platforms. Promotional offers for free products are recorded as a charge to cost of goods sold when incurred, and promotional offers for discounted products are recorded as a reduction of revenue when incurred with the full cost of the product being charged to cost of goods sold. Sales bonuses are awarded based on achieving certain ranks within the compensation plan. These sales bonuses are paid on a weekly basis and the rank title bonuses are paid on a monthly basis and are charged to compensation expenses.
Annual incentive trips and bonuses are awarded to consultants who recruit new consultants or achieve certain sales levels. Estimated costs related to these promotional offers are recorded as promotional expense within selling expense as they are earned.
Impairment of Long-Lived Assets:   Management evaluates the recoverability of the long-lived assets on an ongoing basis taking into consideration such factors as recent operating results, projected undiscounted cash flows and plans for future operations. During the six months ended August 31, 2021 and 2020, there was no impairment of the Company’s long-lived assets.
Fair Value of Financial Instruments:   The Company’s carrying amount for financial instruments, which includes cash, accounts receivable, and accounts payable, approximates fair value. The fair value of the Company’s long-term debt approximates fair value based on rates currently offered to the Company for similar debt instruments of comparable maturities by the Company’s lenders.
Derivative Financial Instruments:   The Company uses derivative financial instruments to manage exposure to foreign currency exchange rates. The Company does not use derivative instruments for trading purposes. All derivative instruments are recorded on the consolidated balance sheets at fair value.
The earnings of the Company’s wholly owned foreign operations are subject to exchange rate risk as substantially all the merchandise is sourced through U.S. dollar transactions. The Company uses foreign currency forward contracts designated as cash flow hedges to mitigate this foreign currency exposure for its European operations. Amounts are reclassified from accumulated other comprehensive income (loss) upon sale of the hedged merchandise to the customer. These gains and losses are recognized in costs of goods sold in the consolidated statements of comprehensive income (loss). The fair value of designated cash flow hedges is not significant as of August 31, 2021 and February 28, 2021.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Foreign Currency Translation:   The Company’s international subsidiaries use their local currency as their functional currency. Therefore, all balance sheet accounts of international subsidiaries are translated into U.S. dollars at the period-end rates of exchange and statement of operations items are translated using the weighted average exchange rates for the period. Resulting translation adjustments are included in accumulated other comprehensive income (“AOCI”) within the consolidated balance sheets. Transactional gains and losses arising from the impact of currency exchange rate fluctuations on transactions in a currency other than the local functional currency are included in other income (expense), net within the consolidated statements of comprehensive income (loss).
Income Taxes:    An interim income tax expense is recorded using an estimated annual effective tax rate. The income tax expense is adjusted each interim period so that the year-to-date income tax expense reflects the estimated annual effective tax rate. The annual effective tax rate is calculated using management’s forecasted earnings for the reporting year, the enacted tax rates for the applicable taxing jurisdictions, and the resulting annual income tax expense. When calculating the estimated annual effective tax rate, the Company excludes losses occurring for jurisdictions where no tax benefit is expected to be recognized.
The Company evaluates by jurisdiction, in each interim period, whether a valuation allowance against deferred tax assets is necessary and adjusts the valuation allowance accordingly. The Company assesses new auditing standards and enacted tax legislation in each interim period for inclusion in the interim tax expense calculation as appropriate. The tax effects of changes in tax rates are recognized in the interim period in which they are enacted.
Pension Plans:   The Company sponsors defined benefit plans covering certain of its employees in Europe. In accordance with accounting standards for employee pension benefits, the Company recognizes on a plan-by-plan basis the unfunded status of its pension plans in the consolidated financial statements and measures its pension plan assets and benefit obligations as of the end of the fiscal year. The obligation for the Company’s pension plans and the related annual costs of employee benefits are calculated based on several long-term assumptions, including discount rates and expected mortality for employee benefit liabilities, rates of return on plan assets, and expected annual rates for salary increases for employee participants. Actuarial gains and losses resulting from a change in the value of the benefit obligations and plan assets are recognized immediately into income.
Estimates:   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an ongoing basis, the Company evaluates its estimates including those related to: (1) revenue recognition; (2) valuation allowance for trade receivables; (3) inventory reserve; (4) the valuation of intangible assets and long-lived assets; and (5) going concern assumptions. Actual results could differ from those estimates.
Comprehensive Income (Loss):   Comprehensive income (loss) consists of net income (loss) and other comprehensive loss. Other comprehensive income (loss) for the six months ended August 31, 2021 and 2020 includes an adjustment related to foreign currency translation totaling $233 thousand and $(507) thousand, respectively.
Recently Adopted Accounting Pronouncements:   In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses, which requires the use of a forward-looking expected loss impairment model for accounts receivable and certain other financial instruments. ASU 2016-13 was effective for the Company on March 1, 2021. The adoption of this guidance had no impact on the Company’s consolidated financial statements.
In December 2019, the FASB issued ASU No 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes” (“ASU 2019-12”). ASU 2019-12 removes certain exceptions to the general

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
principles in Topic 740 in Generally Accepted Accounting Principles. The Company adopted ASU 2019-12 effective March 1st, 2021 and there was no impact to the financial statements.
Recently Issued Accounting Pronouncements:   In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848), to provide optional relief for companies preparing for the discontinuation of interest rates such as the London Interbank Offered Rate (“LIBOR”) and applies to lease contracts, hedging instruments, held-to-maturity debt securities and debt arrangements that have LIBOR as the benchmark rate. In January 2021, the FASB issued ASU 2021-01, which refines the scope of ASC 848 and clarifies some of its guidance. This guidance can be applied for a limited time through December 31, 2022. The guidance will no longer be available to apply after December 31, 2022. The Company is evaluating the effect of applying this guidance on its existing contracts as well as when to adopt this guidance.
In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which requires lessees to recognize a right-of-use asset and lease liability for all leases with terms of more than 12 months. Recognition, measurement and presentation of expenses will depend on classification as a finance or operating lease. ASU 2016-02 is effective for the Company on March 1, 2022. The Company is currently evaluating the effect of the adoption of ASU 2016-02 on the Company’s consolidated financial statements.
Risks and Uncertainties:   In December 2019, a novel strain of coronavirus, COVID-19, surfaced and spread around the world. In March 2020, the World Health Organization recognized the virus as a pandemic. Throughout 2020, the United States was negatively impacted by the coronavirus, with resulting business and social disruption. Variants of the virus continued to surface and spread throughout 2020 and 2021. The operations and business results of the Company could be materially adversely affected. The company has installed protective equipment and developed protocols to mitigate the spread of the virus within our plant office locations and likewise have implemented policies which are designed to minimize the impact of the virus. The extent to which COVID-19 impacts results will depend on future developments. These future developments are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions required to contain the coronavirus or treat its impact, among others. The Company does not expect future material disruptions to its business.
NOTE 3 — INVENTORIES
As of August 31, 2021, and February 28, 2021, inventories consist of the following:
	August 31, 2021	February 28, 2021
	(in thousands)
Inventory on FIFO basis
Raw materials	$21,454	$21,100
Work in process	6,540	4,376
Finished goods	72,608	58,554
	100,602	84,030
Slow-moving, damaged, and excess inventory reserve	(4,839)	(4,112)
LIFO reserve	(4,184)	(4,364)
Inventories, net	$91,579	$75,554

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 4 — PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment consists of the following at August 31, 2021 and February 28, 2021:
	August 31, 2021	February 28, 2021
	(in thousands)
Land	$2,839	$2,839
Buildings and improvements	7,646	7,613
Machinery and equipment	24,278	24,050
Vehicles	30	30
Furniture and fixtures	3,485	3,613
Data processing equipment and software	20,781	19,952
Construction in progress	1,723	1,764
	60,782	59,861
Less, accumulated depreciation	(27,789)	(25,212)
Property, plant and equipment, net	$32,993	$34,649
Depreciation expense related to property, plant and equipment was $ 3.09 million and $ 2.92 million for the six months ended August 31, 2021 and 2020, respectively.
NOTE 5 — INTANGIBLE ASSETS
Intangible assets at August 31, 2021 consisted of the following:
	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Asset
	(in thousands)
Trade names – Candle-lite	$664	$—	$—	$664
Trade names – PartyLite	2,574	(1,363)	—	1,212
Customer relationships	11,773	(3,961)	(4,285)	3,527
Patents	119	(119)	—	—
Trademark	35	(35)	—	—
Total	$15,165	$(5,477)	$(4,285)	$5,403
Intangible assets at February 28, 2021 consisted of the following:
	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Asset
	(in thousands)
Trade names – Candle-lite	$664	$—	$—	$664
Trade names – PartyLite	2,574	(1,233)	—	1,341
Customer relationships	11,773	(3,751)	(4,285)	3,736
Patents	119	(119)	—	—
Trademark	35	(35)	—	—
Total	$15,165	$(5,139)	$(4,285)	$5,741

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 5 — INTANGIBLE ASSETS (continued)
Amortization of definite lived intangible assets is recorded to reflect the pattern of economic benefits based on projected revenues over their estimated useful lives. Intangible assets having a definite life are amortized by the straight-line method over the estimated benefit period (customer relationships — 10-20 years, patents — 5 years, trademark — 5 years, trade names for PartyLite — 10 years).
Trade names for Candle-lite were determined to have indefinite lives and are re-evaluated at least annually for impairment, with any such impairment recognized in the period identified. No impairment was noted during the six months ended August 31, 2021 and 2020.
Amortization expense related to intangible assets for the six months ended August 31, 2021 and 2020 was $338 thousand and $339 thousand, respectively.
Estimated aggregate annual amortization expense for the remainder of fiscal year 2022 and for each of the next four years and thereafter is as follows (in thousands):
2022	$339
2023	677
2024	677
2025	677
2026	677
Thereafter	1,692
NOTE 6 — LONG-TERM DEBT
As of August 31, 2021, and February 28, 2021, long-term debt consists of the following:
	August 31, 2021	February 28, 2021
	(in thousands)
5.36% term note	$11,478	$11,602
Term note payable A	10,175	11,750
Term note payable B	10,949	12,500
Revolver – (European)	5,689	50
Revolver – (US)	36,249	19,619
Covid Relief	590	605
Capital Lease	1,076	2,046
	76,206	58,172
Less:
Deferred financing fees	(936)	(1,202)
Current maturities – long-term debt	(1,229)	(1,843)
	$74,041	$55,127
Term note payable to financial institution (originally $13.10 million), due July 2019; monthly scheduled payments of approximately $77 thousand including interest at 4.99%, with balloon payment equal to unpaid principal balance due at maturity; collateralized by Leesburg, Ohio real estate. Refinancing was executed on April 11, 2019 for $12.00 million, due May 2024, with monthly scheduled payments of approximately $73 thousand including interest at 5.36%. Proceeds from April refinancing of $837 thousand. The loan is fully committed and first lien on property, plant and equipment of the Leesburg plant.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 6 — LONG-TERM DEBT (continued)
Term note payable A to financial institution originally $12.50 million, due January 23, 2023; quarterly scheduled principal payments beginning May 20, 2018 of approximately $63 thousand with interest payments equal to the greater of a) the term loan fixed rate of 6.75%, and b) the LIBOR rate in effect plus the applicable term loan A margin of 5.5% (effective rate of 6.75% at August 31, 2021 and 6.75% at February 28, 2021 based on outstanding balance of loan). Collateralized by all assets of the US entities, plus a pledge of 65% of the shares and assets of Blyth Holding B.V. and Blyth International B.V. The loan is fully committed and second lien behind Wells Fargo.
Term note payable B to financial institution originally $12.50 million, due January 23, 2023; quarterly scheduled interest payments equal to the greater of a) the term loan fixed rate of 10.75%, and b) the LIBOR rate in effect plus the applicable term loan A margin of 9.5% (effective rate of 10.75% at August 31, 2021 and 10.75% at February 28, 2021 based on outstanding balance of loan). Collateralized by all assets of the US entities, plus a pledge of 65% of the shares and assets of Blyth Holding B.V. and Blyth International B.V. The loan is fully committed and second lien behind Wells Fargo.
The term note payable A, the term note payable B and the ABL facility (as defined below) restrict the Company from making any distributions to its owners unless certain conditions are met.
In May 2016, the Company and certain of the Company’s 100% owned subsidiaries guarantee and pledge collateral to secure an asset-based, revolving credit (“ABL”) facility. The ABL facility is secured by a first lien on the Company’s receivables and inventory. The ABL facility allows borrowings and letters of credit in U.S. dollars or Euros. In May 2021, the Company entered into an agreement to modify certain terms of ABL facility. After the amendment, the borrowing limit of the overall ABL facility is $45.00 million, with a sub-limit of $12.50 million for European borrowings, an unused commitment fees of 37.5 basis points, and a maturity date of August 1, 2022. The ABL facility agreement restricts the Company from making any distributions to its owners with the exception of (i) dividends to be used for payment of taxes (Permitted Tax Distribution) or (ii) payments for operating costs / services provided by the Parents for the benefit of the Credit Party. The ABL facility requires monthly interest payments equal to either the sum of Prime plus applicable margin of 1.00% to 1.50% or LIBOR Index Rate plus applicable margin of 2.00% to 2.50%. The effective interest rate at August 31, 2021 and February 28, 2021 for the US borrowing were 5.00% and 3.5%, respectively, and for the European borrowing were 3.75% and 4.75%, respectively. As of August 31, 2021, amount available to be drawn was $5.69 million.
Additionally, in November 2021, the Company obtained approval from its lender to modify certain terms of the ABL facility, including temporarily increasing the maximum borrowing limit to $50 million through February 28, 2022, resetting the inventory sublimit, and extending the due date to December 31, 2022. The facility interest rate was amended to replace LIBOR with Daily SOFR and the applicable margin rate per annum was also amended.
On January 31, 2022, the Company entered into an agreement with its ABL facility lender and term note payable A lender and term note payable B lender to extend the maturity date of the loans from December 31, 2022 and January 23, 2023, respectively, to April 30, 2023, and to waive the total leverage ratio covenant for November 30, 2021 and February 28, 2022.
Unsecured 500 thousand Euro denominated loan issued in January 2021 issued by German State Finance Department for COVID-19 Relief for businesses, which is due in December 2022. The loan has a fixed interest rate of 1.8%. The loan is to be repaid in 16 installments of approximately EUR 31 thousand starting July 2021.
Capital lease obligations (see Note 7)
The Company is subject to various fees including administration, unused commitment fees, early termination fees and letter of credit fees as applicable.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 6 — LONG-TERM DEBT (continued)
The term loans and revolving credit agreement require the Company to maintain certain financial ratios and measurements at the end of each fiscal quarter through maturity. At August 31, 2021, the Company was in compliance with these financial covenants.
The aggregate maturities of the long-term debt for the remaining of fiscal year 2022 and each of the next four years is as follows (in thousands):
2022	$608
2023	63,857
2024	584
2025	11,054
2026	103
Total	$76,206
NOTE 7 — CAPITAL LEASES
The Company leases certain manufacturing and computer systems under capital lease arrangements that have a cost of $5.47 million and accumulated depreciation of $3.13 million and $2.65 million at August 31, 2021 and February 28, 2021, respectively. The assets under the capital leases are being depreciated using the same methods as would be used for similar equipment if purchased outright. Depreciation expense related to capital leases was $482 thousand and $453 thousand for the six months ended August 31, 2021 and 2020, respectively. Future minimum lease payments at August 31, 2021 are as follows (in thousands):
2022	$177
2023	343
2024	342
2025	254
2026	98
Total minimum lease payments	1,214
Less amounts representing interest	(138)
1,076
Less current portion of lease obligations	(257)
Total lease obligations net of current	$819
NOTE 8 — RESTRUCTURING COSTS
On May 15, 2020, the Board of Directors approved Project Alpha, a restructuring initiative to right size the PartyLite’s selling, general and administrative cost base. This program addressed organizational realignments with associated reductions in workforce, as well as some market closures. These actions commenced in March 2020 with the majority effected between November 2020 and February 2021.
As part of the restructuring initiative, the Company also announced the closure of four operating loss markets: Finland, Sweden, Norway and Italy.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 8 — RESTRUCTURING COSTS (continued)
The components of the Company’s restructuring expenses as part of Project Alpha included in operating expenses in the consolidated statements of comprehensive income (loss) during the six months ended August 31, 2021 and August 31, 2020 is as follows:
	August 31, 2021	August 31, 2020
	(in thousands)
Severance and related costs	$72	$996
Legal expenses	135	481
Incentive Trip Cancellation	—	409
Other	33	—
Total restructuring costs	$240	$1,886
As of August 31, 2021 and February 28, 2021, the Company’s restructuring reserve consisted of severance and other costs of $853 thousand and $3.37 million, respectively, and is recorded in other accrued expenses on the consolidated balance sheets. Activity related to the restructuring reserve for the six months ended August 31, 2021 was as follows:
	February 28, 2021	Charges	Usage	August 31, 2021
	(in thousands)
Severance and related costs	$2,666	$72	$(2,150)	$588
Contract cancellations	123	—	(123)	—
Legal expenses	104	135	(145)	94
Lease exit costs	476	—	(305)	171
Other	4	33	(36)	—
Total	$3,373	$240	$(2,760)	$853
	February 28, 2020	Charges	Usage	August 31, 2020
		(in thousands)
Severance and related costs	$—	$996	$831	$165
Contract cancellations	—	409	409	—
Legal expenses	—	481	384	97
Lease exit costs	—	—	—	—
Other	—	—	—	—
Total	$—	$1,886	$1,624	$262
NOTE 9 — INCOME TAXES
For the six months ended August 31, 2021, and August 31, 2020, the Company calculated the provision for income taxes on the current estimate of the annual effective tax rate and adjusted as necessary for quarterly events. The Company’s effective tax rate was .1% compared to — 8.3% for the six-month periods ended August 31, 2021 and 2020, respectively. The effective tax rate for both six-month periods differed from the combined US federal and state statutory tax rate primarily because, no tax benefit is recognized in the US due to a full valuation allowance, and the Switzerland loss is taxed at a lower tax rate than the US tax rate. The

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 9 — INCOME TAXES (continued)
paycheck protection loan was forgiven during the six months ended August 31, 2020 and is not taxable for US income tax purposes. There was no impact on total tax expense resulting from the debt forgiveness because of the valuation allowance maintained in the US.
NOTE 10 — RETIREMENT PLANS
Defined Contribution Plans:   The Company has multiple defined contribution employee benefit plans in the United States and certain of its foreign locations covering substantially all eligible non-union employees. Employer contributions to all plans are made on a discretionary basis. Contribution expense during the six months ended August 31, 2021 and 2020 was approximately $581 thousand and $445 thousand, respectively.
Employee Phantom Stock Units:   An employee phantom stock unit (an “Employee PSU”) is a contractual right to receive payment from the Company of an amount equal to the value of the Employee PSU, as defined by an award agreement. Depending on the terms of each award agreement, Employee PSUs may vest over a time period of 7 years or immediately upon a change of control. All Employee PSUs are subject to continued performance of service until a change of control of the Company or change in ownership of a substantial portion of the Company’s assets. Certain Employee PSUs are payable upon a change of control based on achievement of certain performance conditions. As of August 31, 2021, and February 28, 2021 the Company is authorized to issue 48,660 PSUs. The Company records expense for these awards when it is probable that the performance condition will be met. At August 31, 2021, it is deemed unlikely that the performance conditions will be met and no expense has been recorded.
Government Sponsored Pension Plans:   Certain of the Company’s non-U.S. subsidiaries provide pension benefits to employees or participate in government sponsored programs. Most employees outside the United States are covered by government sponsored and administered programs. Other contributions to government-mandated programs are not expected to be significant. The employee pension plan expense associated with foreign subsidiaries for the six months ended August 31, 2021 and 2020 was approximately $130 thousand and $135 thousand, respectively.
The minimum employer required contributions to the plans for the current fiscal year is expected to be approximately $1.1 million. As of August 31, 2021, $581 thousand had been paid.
NOTE 11 — OPERATING LEASES
The Company leases certain property from third parties. Operating lease expense, which is recognized on a straight-line basis over the life of the lease term, totaled approximately $2.37 million and $2.43 million for the six months ended August 31, 2021 and 2020, respectively.
During the year ended February 28, 2018, the Company sold and leased back a building and the associated parcel of land. The Company sold the land and building for approximately $33.00 million and realized a gain on the sale of approximately $8.93 million. This gain has been deferred and is being amortized over the initial lease term of 20 years. This lease is accounted for as an operating lease.
In May 2021 the Company amended the lease for its European Distribution Center (‘EDC’), to reduce leased space by 21,862 square meters, effective September 1, 2021.The following is a summary of obligations under non-cancelable operating leases, with initial or remaining lease terms more than one year (in thousands):

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 11 — OPERATING LEASES (continued)
2022	$2,366
2023	3,195
2024	2,806
2025	2,386
2026	2,157
Thereafter	7,510
$20,420
NOTE 12 — COMMITMENTS AND CONTINGENCIES
The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company financial position, results of operations, or liquidity.
NOTE 13 — RELATED PARTY TRANSACTIONS
During the six months ended August 31, 2021 and 2020, the Company incurred management fees and related expenses of $243 thousand and $359 thousand, respectively, to Centre Lane Partners, and $0 and $90 thousand, respectively, to Carlyle Investment Management and $0 and $38 thousand to a third-party director affiliated with Carlyle.
The Company conducts transactions in the normal course of business with an entity under common control. Purchases from this entity were $3.12 million and $8.29 million for the six months ended August 31, 2021 and 2020, respectively. Accounts payable due to this entity were $1.05 million and $3.40 million as of August 31, 2021 and February 28, 2021, respectively.
NOTE 14 — SEGMENT DATA AND RELATED INFORMATION
Reportable segments include components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (the “CODM”) in deciding how to allocate resources and in assessing performance. The Company has two reportable segments: Candle-lite and Party Lite. The Candle-lite segment designs, manufactures, and serves as a wholesaler of branded and private label candles and home fragrance products sold through grocery, drug, and mass merchant stores, primarily in the United States. The PartyLite segment designs, manufactures, and serves as a direct seller of candles and home décor sold through a network of independent consultants selling products by hosting home parties, catalogues, and ecommerce, primarily in Europe, Australia, and the United States. Other includes corporate infrastructure and governance functions and other non-recuring items that are deemed to be corporate in nature.
The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company’s segment reporting structure is consistent with how it establishes its overall business strategy, allocates resources, and assesses performance of its business. All intercompany revenues are eliminated in consolidation and are not reviewed when evaluating segment performance. Each segment’s performance is evaluated based upon gross margin and EBITDA. Certain corporate overhead expenses related to global functions, most notably the Company’s executive office, information technology, finance and accounting, human resources, and legal departments, largely remain at corporate. Additionally, other costs that cannot be allocated to the segments based on specific usage are also maintained at corporate.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 14 — SEGMENT DATA AND RELATED INFORMATION (continued)
The following table provides the Company’s segment information:
	Six Months Ended August 31, 2021
	Candle-Lite	PartyLite	Combined	Corporate	Eliminations	Consolidated
Sales to external customers	$78,740	55,547	134,287	—	—	$134,287
Intersegment sales	$11,014	—	11,014	—	(11,014)	$—
Gross Profit	$9,536	31,459	40,995	—	—	$40,995
Depreciation and amortization expense	$1,359	2,135	3,494	—	—	$3,494
Interest expense	$2,793	112	2,905	—	—	$2,905
Income tax expense(benefit)	$106	(138)	(32)	—	—	$(32)
Net income (loss)	$669	(3,264)	(2,595)	(2,360)	—	$(4,955)
Capital expenditures	$840	706	1,546	—	—	$1,546
	Six Months Ended August 31, 2020
	Candle-Lite	PartyLite	Combined	Corporate	Eliminations	Consolidated
Sales to external customers	$71,864	64,244	136,108	—	—	$136,108
Intersegment sales	$9,020	—	9,020	—	(9,020)	$—
Gross Profit	$14,219	35,481	49,700	—	—	$49,700
Depreciation and amortization expense	$1,272	2,128	3,400	—	—	$3,400
Interest expense	$2,573	256	2,829	—	—	$2,829
Income tax expense(benefit)	$—	41	41	25	—	$66
Net income (loss)	$7,425	(4,890)	2,535	(3,390)	—	$(855)
Capital expenditures	$207	1,755	1,962	—	—	$1,962
	August 31, 2021
	Candle-Lite	PartyLite	Combined	Corporate	Eliminations	Consolidated
Total assets	$165,306	74,867	240,173	(3,169)	(63,630)	$173,374
	February 28, 2021
	Candle-Lite	PartyLite	Combined	Corporate	Eliminations	Consolidated
Total assets	$144,352	67,037	211,389	(1,542)	(53,387)	$156,460
Revenue from one customer of the Candle-Lite segment represents approximately $57.48 million and $53.17 million of the Company’s consolidated revenues for the six months ended August 31, 2021 and 2020, respectively.

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 14 — SEGMENT DATA AND RELATED INFORMATION (continued)
GEOGRAPHIC DATA
Summarized financial information of the Company’s net sales by geographic location for the six months ended August 31, 2021 and 2020 is as follows:
	2021	2020
United States	$82,354	$82,766
Germany	19,404	14,817
France	13,362	13,860
Other foreign countries	19,167	24,665
	$134,287	$136,108

(a)
Net sales are attributed to countries based on location of customer.

The Company’s long-lived assets by geographic location as of August 31, 2021 and February 28, 2021 is as follows:
	8/31/2021	2/28/2021
United States	$32,133	$33,624
Foreign countries	860	1,025
	$32,993	$34,649
NOTE 15 — EARNINGS PER SHARE RECONCILIATION
Earnings per share (“EPS”) is the amount of earnings attributable to each share of common stock. For convenience, the term is used to refer to either earnings or loss per share. Basic earnings per common share are computed by dividing income allocated to common stockholders (the numerator) by the weighted average number of common shares outstanding (the denominator) during each period. Income available to common stockholders shall be computed by deducting both the dividends declared in the period on preferred stock (whether or not paid) and the dividends accumulated for the period on cumulative preferred stock (whether or not earned) from income from continuing operations (if that amounts appears in the income statement) and also from net income. The computation of diluted EPS is similar to the computation of basic EPS except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued during the period to reflect the potential dilution that could occur from common shares issuable through contingent shares issuance arrangement, stock options, warrants, etc. The Company has no dilutive securities.
NOTE 16 — PPP LOAN PROGRAM
As a result of the economic uncertainty stemming from the impact of the COVID-19 pandemic, in May 2020, the Company received a Paycheck Protection Program (PPP) loan in the principal amount of $8.48 million from the US Small Business Administration (SBA). The PPP loan has a stated interest rate of 1% per annum and no payments of principal or interest are required until the end of a statutorily provided deferral period, which occurs when the SBA concludes on the amount of the loan that will be forgiven. The contractual maturity date of the loan is May 2022.
Under the terms of the Paycheck Protection Program, a PPP loan provides for conditional forgiveness if the Company utilizes the loan proceeds on admissible expenses, including qualifying payroll, rent, and utility expenses, and maintains employment and compensation levels for a specified period of time. Although

LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 16 — PPP LOAN PROGRAM (continued)
the Company believes it is reasonably assured the PPP loan will be forgiven, ultimate forgiveness is also conditioned upon the SBA concurring with management’s good-faith assessment that the current economic uncertainty made the loan request necessary to support ongoing operations and the loan proceeds were used for admissible expenses. If the Company is later determined to have violated the provisions of the Paycheck Protection Program, the Company may be required to repay the PPP loan in its entirety and/or be subject to additional penalties.
The Company has elected to account for its PPP loan as an in-substance grant in accordance with International Accounting Standard (IAS 20), Accounting for Government Grants and Disclosure of Government Assistance. Under IAS 20, the PPP loan proceeds are initially recorded as a deferred grant income liability and subsequently recognized on a systematic basis into results from operations when the expenses for which the grant is intended to compensate are incurred and forgiveness of the loan is reasonably assured. Cash inflows and cash outflows from the PPP loan are classified as operating cash flows.
While formal forgiveness had not yet been obtained as of August 31, 2020, the Company determined that it met all the required criteria. For the six months ended August 31, 2020, the Company recognized $5.60 million of the PPP loan balance as a reduction of cost of goods sold and $2.86 million of the PPP loan balance as a reduction of selling, general and administrative expenses, in the consolidated statements of comprehensive income (loss). The loan amounts recognized were consistent with the amount of qualifying expenses incurred during the respective period.
In December 2020, the Company applied for the loan forgiveness, and the Company received formal forgiveness of the PPP loan in June 2021.
NOTE 17 — SUBSEQUENT EVENTS
The Company has evaluated events and transactions occurring subsequent to the balance sheet date of August 31, 2021 for items that should be recognized or disclosed in these financial statements. This evaluation was conducted through February 9, 2022, the date these consolidated financial statements were available to be issued.
On November 23, 2021, the Company entered into an agreement with its asset-based lender to extend the maturity of the revolving line of credit from August 1st, 2022 to December 31st, 2022. In addition, there was a temporary increase in the line of credit from $45 million to $50 million through February 28, 2022.
On December 13, 2021, the Company entered into a stock purchases agreement with Global Consumer Acquisition Corp. Pursuant to the terms of the agreement, a business combination between Global Consumer Acquisition Corp. and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex.
On January 31, 2022, the Company entered into an agreement with its ABL lender and Term loan lenders to extend the maturity date of the loans from December 31, 2022 and January 23, 2023, respectively, to April 30, 2023, and to waive the total leverage ratio covenant for for the fiscal quarters ended November 30, 2021 and February 28, 2022.

GP GLOBAL LIMITED
DUBAI — UNITED ARAB EMIRATES
CONSOLIDATED FINANCIAL STATEMENTS
AND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AS OF AND FOR THE YEARS ENDED
MARCH 31, 2021 AND MARCH 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
GP Global Limited
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of GP Global Limited and Subsidiaries (the Company) as of March 31, 2021 and March 31, 2020, and the related consolidated statements of comprehensive loss, stockholders’ deficit, and cash flows for each of the years then ended and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2021 and March 31, 2020, and the results of its operations and its cash flows for each of the years then, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States of America) (PCAOB) and are required to be independent with respect to the Company in accordance with the United States of America federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Company’s auditor since 2021
KNAV P.A.
Atlanta, Georgia
February 10, 2022

GP GLOBAL LIMITED
CONSOLIDATED BALANCE SHEETS
(all amounts are in USD unless otherwise stated)
		As at March 31,
	Note	2021	2020
ASSETS
CURRENT ASSETS
Cash and cash equivalents		3,158,891	2,166,498
Restricted cash balance		396,442	2,340,830
Accounts receivable, net of allowance of 969,312 and 1,333,304, respectively	3	16,283,709	15,825,688
Inventories	4	23,018,674	39,292,964
Prepaid expenses and other current assets	5	5,091,394	5,534,188
Total current assets		47,949,110	65,160,168
Investments		25,990	33,316
Property, plant and equipment, net	6	31,749,657	33,306,062
Intangible assets, net	7	251,845	501,993
Equity accounted investments	8	1,148,624	—
Other non-current assets	9	4,211,768	3,745,247
Total assets		85,336,994	102,746,786
LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Short-term debt	10	129,558,557	125,404,449
Accounts payables		31,203,774	44,803,274
Other current liabilities	11	23,268,032	25,693,667
Total current liabilities		184,030,363	195,901,390
Long-term debt	12	43,232,664	36,856,856
Employee compensation and benefits	17	516,206	464,621
Deferred tax liabilities, net	18	119,226	27,856
Other non-current liabilities	13	805,891	1,255,977
Liability towards equity accounted investments			270,722
Total liabilities		228,704,350	234,777,422
Commitments & contingencies (refer note 14)
STOCKHOLDERS’ DEFICIT
Common stock, $0.2723 par value per share, 6,880,000 shares authorized, issued and outstanding	15	1,873,433	1,873,433
Accumulated other comprehensive income		3,464,361	3,682,729
Accumulated deficit		(142,469,033)	(132,077,498)
Total stockholders’ deficit		(137,131,239)	(126,521,336)
Non-controlling interest		(6,236,117)	(5,509,300)
Total deficit		(143,367,356)	(132,030,636)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT		85,336,994	102,746,786
The accompanying notes are an integral part of these consolidated financial statements.

GP GLOBAL LIMITED
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(all amounts are in USD unless otherwise stated)
		For the years ended March 31,
	Note	2021	2020
Revenue, net	16	125,402,233	154,568,313
Cost of goods sold		99,326,930	133,312,640
Gross profit		26,075,303	21,255,673
OPERATING EXPENSES
Selling, general & administrative expenses		25,968,325	41,623,030
Depreciation & amortization	6 & 7	2,764,189	2,730,359
Total operating expenses		28,732,514	44,353,389
Loss from operations before other income (expense) and share of profit on equity accounted investments		(2,657,211)	(23,097,716)
OTHER INCOME/(EXPENSE)
Interest income		210,875	322,668
Interest expense		(11,070,335)	(13,280,314)
Other income, net		1,351,202	3,469,412
Total other (expense)		(9,508,258)	(9,488,234)
Loss before income taxes and share of profit on equity accounted investments		(12,165,469)	(32,585,950)
Provision for income taxes	18	(364,846)	(285,443)
Net loss before share of profit on equity accounted investments		(12,530,315)	(32,871,393)
Share of profit on equity accounted investment	8	1,419,346	38,419
Net loss after share of profit on equity accounted investments		(11,110,969)	(32,832,974)
Net loss attributable to noncontrolling interest		(719,434)	(2,241,005)
Net loss attributable to owners		(10,391,535)	(30,591,969)
Other comprehensive (loss)/ income
Foreign currency translation adjustments		(225,751)	512,934
Total other comprehensive (loss)/ income		(225,751)	512,934
Other comprehensive (loss)/ income attributable to noncontrolling interest		(7,383)	25,682
Other comprehensive (loss)/ income attributable to owners		(218,368)	487,252
Total comprehensive loss		(11,336,720)	(32,320,040)
Weighted average common shares outstanding		6,880,000	6,880,000
Basic loss per common share		(1.51)	(4.45)
Diluted loss per common share		(1.51)	(4.45)
The accompanying notes are an integral part of these consolidated financial statements.

GP GLOBAL LIMITED
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT
(all amounts are in USD unless otherwise stated)
For the years ended March 31, 2021 and March 31, 2020
	Common stock		Accumulated deficit	Accumulated other comprehensive income	Non-controlling interest	Total stockholders’ deficit
	Nos. of shares	Par value
Balance as at April 01, 2019	6,880,000	1,873,433	(101,278,506)	3,195,477	(3,501,000)	(99,710,596)
Net loss for the year	—	—	(30,591,969)	—	(2,241,005)	(32,832,974)
Other comprehensive income	—	—	—	487,252	25,682	512,934
Transactions with non-controlling interest*	—	—	(207,023)	—	207,023	—
Balance as at March 31, 2020	6,880,000	1,873,433	(132,077,498)	3,682,729	(5,509,300)	(132,030,636)
Net loss for the year	—	—	(10,391,535)	—	(719,434)	(11,110,969)
Other comprehensive loss	—	—	—	(218,368)	(7,383)	(225,751)
Balance as at March 31, 2021	6,880,000	1,873,433	(142,469,033)	3,464,361	(6,236,117)	(143,367,356)

*
The carrying amount of the non-controlling interest (“NCI”) is adjusted to reflect the change in the NCI’s ownership interest in MVP. The difference between the amount by which the NCI is adjusted and the fair value of the consideration paid is recognized in equity.

The accompanying notes are an integral part of these consolidated financial statements.

GP GLOBAL LIMITED
STATEMENTS OF CONSOLIDATED CASH FLOWS
(all amounts are in USD unless otherwise stated)
	For the years ended March 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the year	(11,110,969)	(32,832,974)
Adjustments:
Depreciation and amortization	2,764,189	2,730,359
Tax expense (net)	364,846	285,443
Loss on deconsolidation of a subsidiary	463,134	—
Provision for gratuity	34,903	111,555
Provision for corporate social responsibility (“CSR”)	147,694	—
Loss on sale of property, plant and equipment	82,608	19
Share of profit on equity accounted investment	(1,419,346)	(38,419)
Effect of foreign exchange fluctuation	2,786,356	(2,628,553)
	(5,886,585)	(32,372,570)
Changes in operating assets and liabilities:
Accounts receivables	(220,798)	(2,787,168)
Inventories	16,580,299	8,736,263
Prepaid expenses and other current assets	3,409,135	(1,434,854)
Accounts payables and other liabilities	(14,083,776)	36,693,612
Cash (used in) generated from operating activities	(201,725)	8,835,283
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment and intangible assets	(146,090)	(1,501,867)
Sale of property, plant and equipment and intangible assets	4,603	433
Net cash used in investing activities	(141,487)	(1,501,434)
CASH FLOW FROM FINANCING ACTIVITIES
Short term debt, net	486,779	1,724,594
Long term debt received	2,922,154	—
Repayment of long-term debt	(2,382,512)	(8,281,566)
Principal payments under capital lease	(918,151)	(441,145)
Net cash generated from (used in) financing activities	108,270	(6,998,117)
Net (decrease)/ increase in cash and cash equivalents	(234,942)	335,732
Cash and cash equivalents, and restricted cash at the beginning of the year	4,507,328	2,959,542
Reduction due to deconsolidation of a subsidiary	(72,163)	—
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(644,890)	1,212,054
Cash and cash equivalents and restricted cash at the end of the year	3,555,333	4,507,328
Supplemental cash flow disclosure:
Income tax paid (net of refunds)	37,633	301,210
Interest paid	7,923,389	15,064,788
Reconciliation of cash and cash equivalents and restricted cash reported in the consolidated balance sheets
Cash and cash equivalents	3,158,891	2,166,498
Restricted cash	396,442	2,340,830
Total cash, cash equivalents, and restricted cash reported in the statements of consolidated cash flows	3,555,333	4,507,328
The accompanying notes are an integral part of these consolidated financial statements.

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
1.   DESCRIPTION OF BUSINESS
GP Global Limited (the “Company”), was incorporated in Dubai, United Arab Emirates in 2009. The Company has operating subsidiaries in India and the United States of America (the “USA”). The Company and its subsidiaries (the “Group”) is a leading manufacturer of innovative, quality scented candles in the industry. Operating out of Mangalore, India, and Elkin, North Carolina, the Group caters to the retail sector in the USA, India, Europe and Australia.
Group structure as on March 31, 2021
On October 12, 2010, the Company acquired Primacy Industries Limited (“PIL”) and MVP Group International Inc. (“MVP”). The Company owns 91.30% in PIL, which was incorporated in India in 2004. MVP was incorporated in 1998 in Kentucky, USA. The Company and PIL own 99.97% of MVP. Primacy Global Enterprises Private Limited (“PGEPL”) was incorporated in India in 2010 and PIL owns 98% thereof. Goose Creek Candles LLC (“Associate”) was incorporated in South Carolina, USA in 2015 and MVP has 50% ownership of it. PIL, PGEPL and MVP are collectively referred as “Subsidiaries”.
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The consolidated financial statements and accompanying notes have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The consolidated financial statements include the accounts of the Company, its subsidiaries and investment over which company has a significant influence.
Principles of consolidation
All intercompany balances and transactions have been eliminated in consolidation. To the extent a subsidiary is not wholly owned, any related non-controlling interests are included as a separate component of stockholders’ deficit.
Equity method
The Group uses the equity method to account for investments in equity securities if the investment gives the Group the ability to exercise significant influent over operating and financial policies of the investee. The Group includes the proportionate share of earnings/losses of the equity method investees in share of profit on equity accounted investment the consolidated statements of comprehensive loss. Additionally, the Group adjusts their investment for received dividends, distributions, and other-than-temporary impairments. The carrying value of the equity investments is reported under equity accounted investments in the consolidated balance sheets.
Risks and uncertainties
The Group is subject to a number of risks applicable to the industry, including, but not limited to, the need for successful development of products, the need for additional capital (or financing) to fund operating losses, competition from substitute products and services from larger companies, protection of proprietary technology, patent litigation, dependence on key individuals, and risks associated with changes in information technology.
Going concern
For the year ended March 31, 2021 the Group reported a net loss of $11,110,969 and cash used in operating activities of $201,725. The Group had cash and cash equivalents of $3,158,891 and an accumulated

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
deficit of $142,469,033. Given that the Group has historically generated recurring net losses and negative cash flows from operations it may be unable to make specified debt repayments when the balance is due. These conditions raise substantial doubt about the Group’s ability to continue as a going concern, for a period of twelve months following the date of issuance of the consolidated financial statements for the year ended March 31, 2021.
As of February 10 2022, the date of issuance of these consolidated financial statements, subsidiaries of the Group carried out an exercise of realignment of its bank debt servicing obligations on relaxed terms and over a longer period as a part of the initiatives towards strengthening the consolidated balance sheets (further discussed in Note 20 — Subsequent Events). The Group has been able to complete the following:
—
In June 2021, MVP was informed by their Paycheck Protection Program (“PPP”) lender that Small Business Administration (“SBA”) approved the forgiveness of their PPP loan in full amounting to $4,367,864 (further discussed in Note 10 — Short-term debt).

—
In September 2021, PIL received an investment of $41,811,037 from India Resurgence Fund (“IndiaRF”), a Bain affiliate.

—
Further, on December 13, 2021, Global Consumer Acquisition Corp (“GACQ”) entered into a stock purchase agreement (“SPA”) with the Company, pursuant to the term of the SPA, the purchase price payable by GACQ to the Company is in the form of the issuance of shares of common stock of GACQ (valued at $10 per share) and is based on an enterprise value of $270,000,000, which enterprise value is subject to a downward adjustment determined prior to the closing by GACQ but the enterprise value in any event shall not be less than $220,000,000.

Group has the ability to raise additional equity financing and realigning of debt on terms that are favorable to the Group. Accordingly, the Group expects to have sufficient cash to fund its operation for at least the next twelve months from the date of issuance of these consolidated financial statements. Consequently, the consolidated financial statements have been prepared on a basis that assumes the Group will continue as a going concern and contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.
Emerging Growth Company:
Section 102(b)(1) of the Jumpstart Our Business Startups Act (“JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Securities Exchange Act of 1934, as amended) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a Group can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Group has elected not to opt out of such extended transition period which means that when an accounting standard is issued or revised and it has different application dates for public or private companies, the Group, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard, until such time the Group is no longer considered to be an emerging growth company. At times, the Group may elect to early adopt a new or revised standard. Refer “Recent pronouncement not yet adopted”
Use of estimates
The preparation of consolidated financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expense during the reporting period. Significant items subject to such estimates and assumptions include but are not limited to the selection of useful lives of property, plant and

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
equipment, valuation of acquired intangible assets and associated useful lives, useful lives of long-lived assets, valuation of deferred tax assets, valuation of employee defined benefit plan, provision for inventory, and allowance for doubtful accounts. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustments when facts and circumstances dictate. These estimates are based on information available as of the date of the consolidated financial statements; therefore, actual results could differ from those estimates. Any revision to accounting estimates is recognized prospectively in the current and future periods.
The extent to which the COVID-19 pandemic impacts the Group’s business going forward will depend on numerous evolving factors and cannot be reliably predicted, including the duration and scope of the pandemic, governmental, business, and individuals’ actions in response to the pandemic; and the impact on economic activity including the possibility of recession or financial market instability. These factors may adversely impact business on an ongoing basis. This uncertainty also affects management’s accounting estimates and assumptions, which could result in greater variability in a variety of areas that depend on these estimates and assumptions, including investments, receivables and other assets. (further discussed in Note 23 — Subsequent Events).
Foreign currency
The Group’s reporting currency is the United States dollar (“US dollar”, “$”). The functional currencies of the Company’s foreign subsidiaries are the local currencies, being the monetary unit of account of the principal economic environment in which the Company’s foreign subsidiaries operate. All assets and liabilities of the foreign subsidiaries are translated at the current exchange rate as of the end of the period, and revenue and expenses are translated at average exchange rates in effect during the period. The gain or loss resulting from the process of translating foreign currency financial statements into US dollars is reflected as a foreign currency translation adjustment and reported as a component of accumulated other comprehensive income (loss). Foreign currency transaction gains and losses resulting from or expected to result from transactions denominated in a currency other than the functional currency are recognized in Other income, net in the consolidated statement of comprehensive loss.
Comprehensive income (loss)
Comprehensive income (loss) consists of two components, net loss and other comprehensive income (loss), net of tax. Other comprehensive income (loss), net of tax, refers to revenue, expenses, gains, and losses that under generally accepted accounting principles are recorded as an element of stockholders’ equity (deficit) but are excluded from net income (loss). The Group’s other comprehensive income (loss), net of tax, consists of foreign currency translation adjustments that result from consolidation of Company’s foreign subsidiaries.
Cash and cash equivalents
The Group considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents are recorded at cost, which approximates fair value. As of March 31, 2021, and 2020, cash consists primarily of checking and savings deposits. The Group’s cash balances exceed those that are federally insured. To date, the Group has not recognized any losses caused by uninsured balances.
	March 31, 2021	March 31, 2020
Cash on Hand	17,344	15,956
Balances with Banks	3,141,547	2,150,542
Restricted Cash balances	396,442	2,340,830
Total cash and cash equivalent (Including restricted cash balance)	3,555,333	4,507,328

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
Restricted Cash — The Group classifies all cash whose use is limited by contractual provisions as restricted cash. Restricted cash comprises of security for demand of tax for PIL under the Value Added Tax Act, 2003 of Karnataka State of India amounting to $396,442 and $157,517 as of March 31, 2021 and March 31, 2020, respectively and certificate of deposit amounting to Nil and $2,183,313 as of March 31, 2021 and March 31, 2020, respectively under bank’s Lien as additional security for the existing and proposed overdraft for MVP.
Accounts receivable and allowance for doubtful accounts
Accounts receivable are stated at net realizable value. On a periodic basis, management evaluates Group’s accounts receivable and determines whether to provide an allowance based on a past history of write-offs, collections, and current credit conditions. A receivable is considered past due if the Group has not received payments based on agreed-upon terms. The Group generally does not require any security or collateral to support its receivables and it charges interest on overdue invoices. The allowance for doubtful accounts was $969,312 and $1,333,304 as of March 31, 2021 and March 31, 2020, respectively.
Investments
The Group owns interests in non-marketable equity investments, which consist of shares of a co-operative bank and investment in government issued national saving certificates. The Group does not have significant influence over these investments, which do not have readily determinable fair values. Per Accounting Standard Update (“ASU”) 2016-01, the Group has elected the measurement alternative to carry the investments at cost, less any impairment charges.
Property, plant and equipment
Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed when incurred. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the assets. Freehold land is not depreciated.
Building	30 – 60 years
Plant and machinery	3 – 15 years
Computer and accessories	3 – 15 years
Leasehold improvements	3 – 15 years
Office equipment, canteen equipment and lab equipment	3 – 15 years
Electronic fittings and furniture	3 – 15 years
Vehicles	3 – 10 years
Intangible assets
The Group’s intangible assets consist primarily of software, trademark, and customer relationship. Intangible assets with finite lives are recorded at their estimated fair value at the date of acquisition and are amortized over their estimated useful lives using the straight-line method.
Software	3 – 10 years
Trademark	10 years
Customer relationship	10 years
Debt issuance costs
Costs incurred in connection with the issuance of the Group’s long-term debt have been recorded as a direct reduction against the debt and amortized over the life of the associated debt as a component of interest expense using the effective interest method.

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
Revenue recognition
On April 1, 2019, the Group adopted Accounting Standards Codification (“ASC”) ASC 606, Revenue from Contracts with Customers, using modified retrospective approach. The new standard did not change the presentation of Group’s revenues, which continue to be substantially reported on a net basis. The net impact to opening retained earnings as of April 1, 2019 upon transition to ASC 606 was Nil.
The Group generates revenue from the sale of its products to customers. Revenue from the sale of products to customers is recognized when the performance obligation is satisfied, which is the point at which control of the promised good is transferred to the customer. Control generally transfers upon physical delivery to customer. Revenue is recorded in an amount that reflects consideration the Group expects to be entitled to in exchange for the delivered goods, which includes an estimate of damage and return allowances, payment discounts, warehouse allowances, advertising allowances and variable consideration such as customer incentive programs like volume discounts. These customer programs and incentives are recorded as reductions of net sales are recorded in accrued expenses on the consolidated balance sheets.
Cash incentives provided to the Group’s customers related to sales promotions are recognized as a reduction of the related sales price, and, therefore, as a reduction in revenue. Total cash incentives provided to customers were approximately $5,002,357 and $2,848,741 for the years ended March 31, 2021 and March 31, 2020, respectively.
The Group records revenue at a point in time and does not have unsatisfied performance obligations as at March 31, 2021 and March 31, 2020. There are no contract assets or liabilities outstanding as at reporting date.
Selling, general and administrative expenses
Selling, general and administrative expenses include compensation for executive management, sales and marketing employees, finance administration and human resources, facility costs (including rent), bad debt expenses, professional service fees, and other general overhead costs to support Group’s operations.
Inventories
Stock of raw materials, work-in-progress, semi-finished goods, finished goods, packaging materials and consumables are valued at lower of cost or net realizable value. Cost is determined using weighted average method. Cost of inventories comprise all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition.
Under the weighted average cost formula, the cost of each item is determined from the weighted average of the cost of similar items at the beginning of the period and the cost of similar items purchased as and when each additional shipment is received or as and when each additional lot of inventories is produced or utilized.
The Group establishes allowances for obsolescence of inventory based upon quality considerations and assumptions about future demand and market conditions.
Impairment of long-lived assets
The Group assesses long-lived assets for impairment in accordance with the provisions of Financial Accounting Standards Board (“FASB”). Long-lived assets (asset group), such as property, plant and equipment and intangible assets subject to depreciation and amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted future cash flows expected to result from the use and eventual disposition of the asset. The amount of impairment loss, if any, is measured as the difference between the carrying value of the asset and

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
its estimated fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary. As of March 31, 2021, and March 31, 2020, no impairment charge has been recorded.
Income Taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in consolidated statement of comprehensive loss in the period that includes the enactment date. A valuation allowance is recorded for deferred tax assets if it is more likely than not that some portion or all of the deferred tax assets will not be realized.
The Group recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Group records interest related to unrecognized tax benefits in interest expense and penalties in general and administrative expenses or income tax expense.
Fair Value Measurements
The Group measures its financial assets at fair value each reporting period using a fair value hierarchy that prioritizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices inactive markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:
Level 1 — Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Group has the ability to access at the measurement date.
Level 2 — Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3 — Inputs are unobservable inputs for the asset or liability.
The Group’s carrying amount for financial instruments, which includes cash, accounts receivable, accounts payable and short-term debts approximate fair value. The carrying value of the Group’s long-term debt approximates fair value based on rates currently offered to the Group for similar debt instruments of comparable maturities by the Group’s lenders.
Concentrations of Credit Risk
Financial instruments that potentially subject the Group to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.
The Group’s cash and cash equivalents and restricted cash are on deposit with major financial institutions. Such deposits may be in excess of insured limits. The Group believes that the financial institutions that hold the Group’s cash are financially sound, and accordingly, minimum credit risk exists with respect to these balances. The Group has not experienced any losses due to institutional failure or bankruptcy.

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
Significant customers are those which represent more than 10% of the Group’s total revenue or gross accounts receivable balance at each consolidated balance sheet date. The Group performs credit evaluations of its customers and generally does not require collateral for sales on credit. As at March 31, 2021 and March 31, 2020, the Group has one customer that cumulatively accounts for a balance of $2,121,895 and $2,798,580 which represents more than 10% of accounts receivables.
Employee Benefit Plan
Defined contribution plan
This comprises of contributions to the employees’ provident fund and 401(k) plans. Contribution to these defined contribution plans is charged to consolidated statement of comprehensive loss in the year in which they accrue. Employees may elect to defer part of their annual compensation up to dollar limits prescribed by the Internal Revenue Code under the 401(k) plan.
Defined benefit plan
The Group provides for a gratuity obligation through a defined benefit retirement plan (the “Gratuity Plan”) covering eligible employees. The plan provides for lump sum payment to vested employees at retirement, death, incapacitation, or termination of employment, of an amount equivalent to 15 days (15 days / 26 days) of salary payable to the respective employee for each completed year of service, with a maximum limit prescribed per employee. Changes in the funded status of the plan are recognized in the year in which the changes occur and are reported in the consolidated statement of comprehensive loss. The gratuity plan of the Group was partially funded and therefore net amount is recognized as a liability. The cost of providing benefits under this plan is determined based on actuarial valuation at each year-end. These costs primarily represent the increase in the actuarial present value of the obligation for pension benefits based on employee service during the year and the interest on this obligation in respect of employee service in previous years, net of the expected return on plan assets. Actuarial valuation is carried out for gratuity using the projected unit credit method.
Compensated absences
Compensated absences which accrue to employees and which can be carried to future periods are recognized as a liability at the present value of the defined benefit obligation at the balance sheet date as determined by an independent actuary based on Projected Unit Credit Method.
Leases
The Group leases certain facilities and equipments. Lease rent expenses on operating leases are charged to consolidated statement of comprehensive loss over the lease term. Certain of the Group’s leases contain renewal options, rent escalation clauses, and/or landlord incentives. Renewal terms generally reflect market rates at the time of renewal. Rent expense for non-cancellable operating leases with scheduled rent increases and/or landlord incentives is recognized on a straight-line basis over the lease term, including any applicable rent holidays, beginning with the lease commencement date, or the date the Group takes control of the leased space, whichever is earlier. The excess of straight-line rent expense over scheduled payment amounts and landlord incentives is recorded as a deferred rent liability.
Contingent Liabilities
Loss contingencies arise from claims and assessments and pending or threatened litigation that may be brought against by individuals, government, or other entities. Based on the Group’s assessment of loss contingencies at each balance sheet date, a loss is recorded in the consolidated financial statements if it is probable that an asset has been impaired or liability has been incurred and the amount of the loss can be

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
reasonably estimated. If the amount cannot be reasonably estimated, the Group discloses information about the contingency in the consolidated financial statements. The Group also discloses information in the consolidated financial statements about reasonably possible loss contingencies.
The Group will review the developments in the contingencies that could affect the amount of the provisions that have been previously recorded, and the matters and related reasonably possible losses disclosed. The Group will adjust provisions and changes to our disclosures accordingly to reflect the impact of negotiations, settlements, rulings, advice of legal counsel, and updated information. Significant judgment is required to determine both the probability and the estimated amount of loss. These estimates have been based on our assessment of the facts and circumstances at each balance sheet date and are subject to change based on new information and future events.
Outcomes of litigation and other disputes are inherently uncertain. Therefore, if one or more of these matters were resolved against the Group for amounts in excess of management’s expectations, the results of operations and financial condition, including in a particular reporting period in which any such outcome becomes probable and estimable, could be materially adversely affected.
Recent accounting pronouncements not yet adopted
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires lessees to recognize most leases on their balance sheets as right-of-use assets with corresponding lease liabilities and eliminates certain real estate-specific provisions. Under the standard, lease expenses will continue to be recorded over the lease term in the consolidated statements of operations in a manner similar to the current standard. Certain practical expedients are available for lessees to elect upon adopting the new standard. This standard is effective for the Group on April 1, 2022, and early adoption is permitted. The Group plans to adopt Topic 842 on a modified basis using the optional transition method, and accordingly, will not restate comparative periods. Amounts and related disclosures for fiscal 2022 will continue to be presented in accordance with ASC 840, Leases. Amounts and disclosures for fiscal 2023 will be presented under ASC 842.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires measurement and recognition of expected credit losses for financial assets by requiring an allowance to be recorded as an offset to the amortized cost of such assets. ASU 2016-13 will become effective for the Group on April 1, 2023, and the modified retrospective approach is the only available option, with a cumulative effect adjustment recorded to accumulated deficit as of the date of the adoption.
In December 2019, the FASB issued ASU 2019-12, Simplifying the Accounting for Income Taxes (Topic 740). The standard eliminates certain exceptions related to the approach for intra period tax allocation and the methodology for calculating income taxes in an interim period. The standard also simplifies aspects of accounting for franchise taxes and enacted changes in tax or rates and clarifies the accounting for transactions that result in a step-up in the tax basis for goodwill. The guidance will become effective for the Group on April 1, 2022; early adoption is permitted.
The Group is currently evaluating the impact of adopting above mentioned standards on its consolidated financial statements.

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
3.   ACCOUNTS RECEIVABLE, NET OF ALLOWANCES
	As of March 31,
	2021	2020
Accounts receivable	17,253,021	17,158,992
	17,253,021	17,158,992
Less: Provision for doubtful accounts	(969,312)	(1,333,304)
Accounts receivable, net	16,283,709	15,825,688
The movement in provision for doubtful accounts is as follows:
Balance as at beginning of the year	(1,333,304)	(2,065,588)
Net movement including provision/reversals	363,992	732,284
Balance as at end of the year	(969,312)	(1,333,304)
4.   INVENTORIES
	As of March 31,
	2021	2020
Raw materials and components	18,449,002	22,619,332
Work in progress and semi-finished goods	94,364	136,533
Finished goods	11,371,577	22,123,195
Packaging material	1,178,211	1,361,251
Consumables	90,506	135,557
Less: Provision for slow-moving, damaged, and excess inventory	(8,164,986)	(7,082,904)
Inventories, net	23,018,674	39,292,964
The movement in provision for slow-moving, damaged, and excess inventory is as follows:
Balance as at beginning of the year	(7,082,904)	(3,380,435)
Net movement including provision/reversals	(1,082,082)	(3,702,469)
Balance as at end of the year	(8,164,986)	(7,082,904)
5.   PREPAID EXPENSES AND OTHER CURRENT ASSETS
	As of March 31,
	2021	2020
Balance with statutory / Government authorities	2,932,719	3,340,464
Income tax receivable	201,149	406,296
Interest accrued	298,794	14,359
Prepaid expenses	426,962	319,401
Security deposits	33,235	100,889
Other advances*	1,198,535	1,352,779
	5,091,394	5,534,188

*
it majorly includes employee advances.

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
6.   PROPERTY, PLANT AND EQUIPMENT, NET
	As of March 31,
	2021	2020
Land (refer note 10(1), 12(2) and 12(3))	9,277,919	9,305,097
Building (refer note 10(1))	18,779,178	18,983,623
Plant and machinery (refer note 10(1))	21,209,881	19,907,787
Computer and accessories	6,562,442	6,550,542
Leasehold improvements	2,451,432	2,456,350
Office equipment, canteen equipment and lab equipment	779,478	764,703
Electronic fittings and furniture	986,941	2,166,666
Vehicles	233,735	232,309
Capital work-in-progress	137,732	118,841
Property, plant and equipment (gross)	60,418,738	60,485,918
Less: Accumulated depreciation	(28,669,081)	(27,179,856)
Property, plant and equipment, net	31,749,657	33,306,062
The Group has plant and machinery and equipment leasing arrangements that have a cost of $2,854,664 and $2,854,664 and accumulated depreciation of $893,687 and $225,200 respectively as on March 31, 2021 and March 31, 2020. Depreciation expense related to capital lease was $668,487 and $191,973 for the years ended March 31, 2021 and March 31, 2020 respectively.
Total depreciation expense for the years ended March 31, 2021 and March 31, 2020, was $2,503,587 and $2,230,669 respectively.
7.   INTANGIBLE ASSETS, NET
	As of March 31,
	2021	2020
Trademarks	6,839	6,610
Capitalized software	333,399	320,810
Customer relationship	4,500,000	4,500,000
Intangible assets (gross)	4,840,238	4,827,420
Less: Accumulated amortization	(4,588,393)	(4,325,427)
Intangible assets, net	251,845	501,993
In 2011, the Group acquired controlling stake in PIL. As of the acquisition date, the Group recognized customer relationship of $4,500,000 separately from goodwill. The Group has estimated 10 years of useful life for the same.
Total amortization expense for the years ended March 31, 2021 and March 31, 2020, was $260,602 and $499,690 respectively.

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
As of March 31, 2021, expected amortization expense over the remaining intangible asset lives is as follows:
2022	36,433
2023	34,482
2024	33,157
2025	32,382
2026	31,412
2027	31,395
2028	29,612
2029	22,972
8.   EQUITY ACCOUNTED INVESTMENTS
The Group accounts for equity investment in Goose Creek Candles, LLC (“associate”) over which it exercises significant influence but not control (owns 50% of membership interest) under the equity method. . As per the operating agreement, the assets, affairs and operations of the investee shall be managed by other investor and hence group does not have control over investee. The Group has continued to record its share of the equity method investee’s losses even when its equity method investment has been reduced to zero as group has expectation of imminent return to profitability. Further, as disclosed in Note 9, the Group has provided financial support in terms of long-term loan to investee.
The carrying value of equity accounted investment is measured as the total initial cost plus the cumulative net gain (loss). The carrying values for Group’s equity accounted investment is summarized below:
	As of March 31,
	2021	2020
Total initial cost	—	—
Accumulated gain/(loss)	1,148,624	(270,722)
Carrying value	1,148,624	(270,722)
Summarized financial information of Goose Creek Candles LLC
	As of March 31,
	2021	2020
Current assets	8,938,143	3,326,994
Non-current assets	3,143,442	3,116,638
Current liabilities	6,447,796	3,459,599
Non-current liabilities	3,285,168	3,285,168
Net sales or gross revenue	30,610,441	11,270,708
Gross profit	10,805,808	2,855,540
Net income	2,838,693	76,838
Net income attributable to the Group	1,419,346	38,419

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
9.   OTHER NON-CURRENT ASSETS
	As of March 31,
	2021	2020
Security deposits	723,942	328,677
Capital Advances	119,045	52,570
Other Advances*	3,367,435	3,362,979
Interest accrued	1,346	1,021
	4,211,768	3,745,247

*
It includes advances receivable from associate of $ 3,349,141 and $ 3,234,198 as on March 31, 2021 and 2020, respectively.

10.   SHORT-TERM DEBT
	As of March 31,
	2021	2020
Post-shipment credit	8,251,376	8,613,345
Pre-shipment credit	5,047,857	5,282,244
Inter corporate loans	5,002,604	5,932,513
Loans payable under bank line of credit	101,888,857	100,576,347
Notes payable due within one year	9,367,863	5,000,000
	129,558,557	125,404,449
Pre-shipment credit
1.
PIL has availed Packing Credit loan in Foreign Currency (“PCFC”) in the form of Packing Credit Limit (“PCL”) from a bank. The outstanding balance as on March 31, 2021 and March 31, 2020 is $3,821,607 and $4,092,315, respectively. Rate of interest is 9.50% p.a. for PCL upto 180 days and 9.75% p.a. for PCL above 180 days. For PCFC, the rate of interest is London Interbank Offered Rate (“LIBOR”) + 400 bps. It is secured against hypothecation of entire current assets, receivables and all other movable assets, both present and future. Further, PIL has also availed cash credit sublimit under PCL and PCFC, the outstanding balance of this cash credit sublimit as on March 31, 2021 and March 31, 2020 is $ 1,226,250 and $ 1,189,929 respectively at the rate of 9.75% p.a. It is secured by a second charge on land and building owned by PIL and plant & machinery is provided as collateral security.

Post-shipment credit
2.
Sanctioned limit of bills discounting foreign usance discount bill purchase (“FUDBP”)/ Bill discounting in foreign currency (“BDFC”) including sub limits for foreign currency bills purchase (“FCBP”)/ foreign currency bills discount (“FCBD”) of $ 13,678,019.

The outstanding balance as on March 31, 2021 and March 31, 2020 is $8,251,376 and $8,613,345, respectively at the rate for FUDBP and BDFC is 9.50% p.a. for usage upto 180 days and 9.75% p.a. for usage above 180 days. The rate of interest for FCBP and FCBD is LIBOR + 400 bps. It is secured against export bills either backed up by irrevocable export letter of credit of prime banks or drawn under confirmed export orders supported by documents of title.
The above facilities (1& 2) are further secured by personal guarantee of the director and corporate guarantee of the Company.

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
Inter corporate loans
3.
PIL has obtained two unsecured intercorporate loans from independent corporate companies, as mentioned below:

—
Questpro Consultancy Services Private Limited (“QCSPL”):   The outstanding balance as on March 31, 2021 and March 31, 2020 is $397,736 and $1,424,529, respectively at rate of 10.15% p.a. QCSPL is entitled to call back the loan or convert the loan into shares of PIL at its option, if sufficient securities are not provided when demanded.

—
Rangsons Technologies LLP:   The outstanding balance as on March 31, 2021 and March 31, 2020 is $983,230 and $1,340,242, respectively at the rate of 1.5% per month.

These loans are payable on demand.
4.
PGEPL has obtained unsecured intercorporate loan from independent corporate company, as mentioned below:

—
Questpro Consultancy Services Private Limited (QCSPL):   The outstanding balance as on March 31, 2021 and March 31, 2020 is $3,621,638 and $3,167,742, respectively at rate of 10.25% p.a. QCSPL is entitled to call back the loan or convert the loan into shares of PGEPL at its option, if sufficient securities are not provided when demanded.

Line of credit
5.
MVP has a $100,000,000 revolving line of credit with a bank with an interest rate equal to the six-month LIBOR rate plus 4.75%. During the year ended March 31, 2021, it has availed loan moratorium options provided in line with guideline issued by the Reserve Bank of India (RBI). These guidelines were issued to help the customers of RBI member banks to deal with the economic effects of the global pandemic. Consequently, as of March 31, 2021, and March 31, 2020 the outstanding amount used on this line of credit was $101,888,857 and $100,576,347, respectively. On March 31, 2021 and March 31, 2020 the six-month LIBOR rate was 2.21% and 0.92%, respectively. This line of credit is secured by all the current assets of MVP. In addition, this line is further guaranteed by the Company, PIL and Director of the Company.

Notes payable
6.
In September 2019 MVP borrowed $5,000,000 under a promissory note which is callable on demand. Interest is payable at the rate of 14%, per annum. This note was renewed during the year ended March 31, 2021.

7.
In March 2020, the United States Congress passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The PPP was part of this legislation. Under the PPP, qualifying small businesses and not-for-profits could apply to receive potentially, forgivable loans (grants) from the SBA. During the year ended March 31, 2021, MVP was approved for such a loan from the SBA and received a PPP loan in the amount of $4,367,863. The loan is administered by a national bank. The loan is forgivable if at least 60% of the funds are used for payroll related costs and the remaining funds are used for certain other prescribed expenditures (e.g., rent and utilities). The funds must be used for the approved purposes within a twenty-four-week period, starting from the day the loan is funded. PPP loans are forgiven after the borrower has established to the SBA’s satisfaction that the loan proceeds were used for appropriate expenditures. For any portion of the loan, which is not forgiven, the borrower must pay interest at a rate of 1% per annum and the term of the loan is two years. However, loan payments are deferred for six months.

Due to the uncertainty and evolving guidance associated with the PPP program’s eligibility and

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
forgiveness criteria, MVP determined that it was not reasonably assured that the loan would be forgiven by the SBA and therefore was not appropriate to account for the proceeds as an in-substance government grant. MVP concluded it was appropriate to account for the PPP Loan as debt until receipt of formal approval for loan forgiveness from the SBA, at which time it will extinguish the PPP Loan as debt and recognize a gain on loan extinguishment on the consolidated statement of comprehensive loss. As of March 31, 2021, MVP had not received notification of forgiveness from the SBA, as such the proceeds continue to be accounted for as debt.
Subsequent to March 31, 2021, MVP was informed by their PPP lender that the SBA approved the forgiveness of their PPP loan in full. The SBA paid these funds directly to the PPP lender. For financial accounting purposes, the loan forgiveness is to be treated as income when the SBA issues their loan forgiveness approval.
11.   OTHER CURRENT LIABILITIES
	As of March 31,
	2021	2020
Accrued payroll and related expenses	2,190,193	2,253,141
Advance from customers	2,335,118	526,953
Current maturities of long-term debt	3,681,444	9,292,340
Current maturities of capital lease obligations	713,549	901,121
Interest accrued	6,808,357	3,084,106
Other outstanding expenses	7,539,371	9,636,006
	23,268,032	25,693,667
12.   LONG-TERM DEBT
	As of March 31,
	2021	2020
Term loan from bank	28,542,039	22,166,231
Loans payable to affiliated company	14,690,625	14,690,625
	43,232,664	36,856,856

1.
PIL has availed a term loan from Abhyudaya Cooperative Bank which has an outstanding balance (including current maturities) as on March 31, 2021 and as on March 31, 2020 of $4,536,401 and $3,863,974 respectively at the rate of 11.50% p.a. The loan is repayable in 108 instalments of $ 71,370. The loan facility is secured by land owned by PIL. The loan is guaranteed by the two directors of PIL. The effective interest rate of the loan is 12.38% p.a.

2.
PIL has also availed another term Loan from Abhyudaya Co-operative Bank which has an outstanding balance (including current maturities) as on March 31, 2021 and as on March 31, 2020 of $2,130,296 and $1,845,352, respectively at the rate of 11.5% p.a. The loan is to be repaid in 114 Equated Monthly Installments of $28,846. The loan facility is secured by way of simple mortgage of land owned by PIL. The loan is guaranteed by the directors of PIL. The effective interest rate of the loan is 11.70% p.a.

3.
PIL has availed a term Loan from Bank of Baroda (erstwhile Vijaya Bank) which has an outstanding balance (including current maturities) as on March 31, 2021 and March 31, 2020 of $ Nil and $29,590, respectively. The rate of interest is marginal cost of funds based lending rate (“MCLR”) + 3.30%. The loan is repayable in 24 structured quarterly installments. The loan facility is secured by way of first

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
charge on assets purchased by utilizing the loan and collateral security of first charge on the land and building owned by PIL. The loan is guaranteed by the directors of PIL and a corporate guarantee of the Company.
4.
PIL has availed a term Loan from South Indian Bank which has an outstanding balance (including current maturities) as on March 31, 2021 and March 31, 2020 of $1,084,397 and $663,878, respectively at the rate of 10.95% p.a. The loan is to be repaid in 6 quarterly installments of $341,950 each. The loan facility is secured by way of first charge on entire current assets of PIL and collateral security of second charge on property and on entire fixed assets of PIL. The loan is guaranteed by one of the directors of PIL. The effective interest rate of the loan is 11% p.a.

5.
PIL has availed an external commercial borrowing (term loan) from a Syndicate Bank which has an outstanding balance (including current maturities) as on March 31, 2021 and March 31, 2020 of $1,444,918 and $1,370,793, respectively. The rate of interest is 3 months LIBOR + 460 bps as on March 31, 2021. The loan is repayable in 34 quarterly instalments of $108,635 each after a moratorium period ending in September 2022. The loan is secured by first charge on certain tangible assets owned by PIL and hypothecation of certain movable assets including plant and machinery financed by the loan. The loan is guaranteed by the Company and one of the directors of PIL. The effective interest rate of the loan is 5.79% p.a.

For the above secured loans, PIL has availed the moratorium package announced by the banks as per RBI directives for the period from March 31, 2020 till August 31, 2020. Since then PIL has not serviced the term loan instalments as well as interest and accordingly the loan has been classified as sub-standard by the banks.
6.
During the year ended March 31, 2013, MVP obtained financing from Canara Bank to acquire two warehouse/production facilities in Elkin in North Carolina and Union City in Tennessee. This debt is secured by these two facilities. The interest rate was equal to the three-month LIBOR rate plus 4.5% on the outstanding principal balance, payable quarterly until fully paid. Principal payments were $625,000 per fiscal quarter. The three-month LIBOR rate was 1.07% and 2.45% for the year ended March 31, 2021 and March 31, 2020, respectively. The effective interest rate is 6.65%. As of March 31, 2021, and March 31, 2020, the principal balance outstanding (including current maturities) on this borrowing was $5,000,000 and $5,625,000, respectively.

Subsequent to the year ended March 31, 2021, as part of a relief program instituted by the RBI, Canara Bank offered a restructuring of loan terms. The new interest rate is equal to the six-month LIBOR rate plus 3% on the outstanding principal balance. In addition, principal payments were set to a new structured payment schedule starting on September 30, 2022 and with final payment on August 31, 2024.
7.
During the year ended March 2017, MVP obtained financing from Canara Bank as above to upgrade and improve warehouse/production facilities in Elkin in North Carolina and Union City in Tennessee. This debt is secured by these two facilities. The interest rate was equal to the three-month LIBOR rate plus 4.5% on the outstanding principal balance, payable quarterly until fully paid. This borrowing facility is for a total of $10,000,000. As of March 31, 2021, and 2020, $7,500,000 of this facility was advanced to MVP. Principal was due at the rate of $270,000 per quarter with a final principal payment of $210,000. Three-month LIBOR rate was 0.91% and 2.45% for the year ended March 31, 2021 and March 31, 2020, respectively. The effective interest rate is 5.91%. As of March 31, 2021, and March 31, 2020, the principal balance outstanding (including current maturities) on this borrowing was $5,070,000.

Subsequent to the year ended March 31, 2021, as part of a relief program instituted by the RBI, Canara Bank offered a restructuring of loan terms. The new interest rate is equal to the six-month LIBOR rate plus 3% on the outstanding principal balance. In addition, principal payments were set to a new structured payment schedule starting on September 30, 2022 and with final payment on March 31, 2027.

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
8.
During the year ended March 31, 2018, MVP entered into a term note with a Truist bank in order to acquire a distribution facility in North Carolina. The principal amount of the note is $1,100,000 and matures on April 3, 2023. Principal is to be paid in monthly installments of $4,584 for 59 months. The remaining principal and any accrued and unpaid interest is due on the maturity date or at the time the distribution facility is sold. The interest rate on this note is variable and is based the one-month LIBOR rate plus 2.25%. On March 31, 2021 and March 31, 2020, the one-month LIBOR rate was 0.11% and 0.99%, respectively. As of March 31, 2021, and March 31, 2020, the principal balance (including current maturities) on this borrowing was $957,471 and $989,984, respectively. This facility was sold subsequent to the year ended March 31, 2021 and full payment was made on the loan.

9.
During the year ended March 31, 2019, MVP received a general-purpose term loan for $15,000,000 from the same bank which provides a line of credit facility. Principal repayment started in July 2019 at the rate of $1,000,000 per quarter until the full principal balance is paid. The interest rate was equal to the six-month LIBOR rate plus 4.75%. On March 31, 2021 and March 31,2020 the six-month LIBOR rate was 2.21% and 0.92%, respectively. The effective interest rate is 5.56%. As of March 31, 2021, and March 31, 2020, the principal balance (including current maturities) on this borrowing was $12,000,000 and $12,000,000, respectively. This general-purpose loan is secured by all the current assets of the MVP.

Subsequent to the year ended March 31, 2021, as part of a relief program instituted by the RBI, the lender offered a restructuring of loan terms. The new interest rate is equal to the six-month LIBOR rate plus 3.25% on the outstanding principal balance. In addition, principal payments were set to a new structured payment schedule with the first principal payment on September 30, 2022 and the final payment on June 30, 2025.
10.
MVP has obtained loan from Manipal Media Network Limited, minority owner of the Group at a fixed rate of interest of 8%. The balance of loan as of March 31, 2021 and March 31, 2020 was $13,249,925. Further, MVP has taken an interest free loan from Mr. Gautham Pai (Director of the Company) amounting to $1,440,700 which is outstanding as of March 31, 2021 and March 31, 2020.

The aggregate maturities of the long-term debt for the remaining of fiscal years and each of the next four years is as follows:
For March 31,:
2022	3,681,444
2023	2,726,305
2024	2,611,224
2025	7,670,853
2026	15,533,657
13.   OTHER NON-CURRENT LIABILITIES
	As of March 31,
	2021	2020
Capital lease obligation (net of current portion)	805,891	1,255,977
	805,891	1,255,977
MVP has entered into capital leases for the purchase of warehouse equipment. Future minimum lease payments under the capital leases as at March 31, 2021 are as follows:

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
Minimum lease payments at inception	3,132,294
Imputed rate of interest	5.50%
Amount of imputed interest	258,170
Present value of lease obligation at inception	2,874,124
Minimum lease payments as on 31 March 21:
2022	875,362
2023	723,546
Total minimum lease payments	1,598,908
Amount of imputed interest	79,468
Principal balance	1,519,440
– Current	713,549
– Non-current	805,891
14.   COMMITMENTS AND CONTINGENCIES
Leases — The Group has leasing arrangements for immovable properties like buildings, office premises and shop premises, warehouses and showrooms. During the year ended March 31, 2021 the Group entered into an agreement to sublet one of their warehouses to a third party. The sublease expires on April 30, 2022 (the same day the underlying lease expires). Future minimum lease payments under all such noncancelable operating leases, net of sublet income are as follows:
Year Ending March 31	Minimum lease payments	Minimum sublet income	Minimum lease payments, net
2022	1,366,792	1,074,115	292,677
2023	114,141	89,591	24,550
2024	—	—	—
2025	—	—	—
2026	—	—	—
Thereafter	—	—	—
Total minimum future lease payments	1,480,933	1,163,706	317,227
Rental expense for operating leases for the years ended March 31, 2021 and March 31, 2020, was $1,331,850 and $1,295,921 respectively.
The Group leases certain equipment under non-cancelable operating leases. Future minimum lease payments under all such noncancelable operating leases are as follows:
Year Ending March 31
2022	139,346
2023	139,346
2024	42,346
2025	—
2026	—
Thereafter	—
Total minimum future lease payments	321,038

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
Rental expense for equipment operating leases for the years ended March 31, 2021 and March 31, 2020, was $986,054 and $1,063,027 respectively.
Guarantees
The Group had executed a General Security Bond of $925,436 in favor of the President of India represented by the Commissioner of Customs, Panambur, Mangalore, India. This bond is backed by a bank guarantee for $46,272 issued by Vijaya Bank, Manipal Branch (previous year with Syndicate Bank, Manipal Branch), India. The Bank Guarantee has been surrendered as on March 31, 2021.
The Group has executed General Security Bond of $462,718 in favor of the President of India, represented by the Assistant Commissioner of Central Excise, Gandhidham, Kutch, India. This bond is backed by a bank guarantee for $23,136 issued by Vijaya Bank, Manipal Branch (previous year with Syndicate Bank, Manipal Branch), India. The Bank Guarantee has been surrendered as on March 31, 2021.
The Group had executed a General Security Bond of $24,620 (March 31, 2020: $23,797) in favor of the President of India represented by the Commissioner of Customs, Panambur, Mangalore, India. This bond is backed by a bank guarantee for $5,690 (March 31, 2020: $5,500) issued by Syndicate Bank, Manipal Branch, India.
Litigations
From time to time, the Group may become involved in various legal proceedings in the ordinary course of its business and may be subject to third-party infringement claims.
While uncertainties are inherent in the final outcome of these matters, management believes that any liability for the Group that may arise out of or with respect to these matters will not materially adversely affect the financial position, results of operations, or cash flows of the Group.
15.   COMMON STOCK
As of March 31, 2021, the Company had 6,880,000 shares of common stock authorized, issued, and fully paid up of the United Arab Emirates dirham (“AED”) 1/- (USD Equivalent 0.2723) each. As of March 31, 2020, the Company had 6,880,000 shares of common stock authorized, issued, and fully paid up of AED 1/- (USD Equivalent 0.2723) each.
16.   REVENUE RECOGNITION
The Group generates revenue from the sale of its products to customers. Revenue from the sale of product to customers is recognized when the performance obligation is satisfied, which is the point at which control of the promised good is transferred to the customer.
Disaggregation of Revenue
The following table provides information about disaggregated customers by region for the years ended March 31, 2021 and March 31, 2020:
	For the years ended March 31,
Geography	2021	2020
India	22,437,237	13,006,321
United States of America	90,614,328	129,252,673
Australia	4,936,949	4,654,243
United Kingdom	6,647,265	3,383,013

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
	For the years ended March 31,
Geography	2021	2020
Other countries	766,454	4,272,063
	125,402,233	154,568,313

17.   EMPLOYEE BENEFIT PLANS
a)
Brief description of the plans:

The Group has three schemes for long term benefits: provident fund, gratuity and 401(k) plan. In case of funded schemes, the funds are recognized by the tax authorities and administered through trustees/ appropriate authorities. The Group’s defined contribution plans are an Employees’ Provident Fund (under the provisions of the Employees’ Provident Fund and Miscellaneous Provisions Act,1952 of India) and 401(k) plan of the United States of America. The Group has no further obligation beyond making the contributions to the said fund. The Group is also contributing towards Employee State Insurance Plan, as per statutory requirements, wherein the Group has no further obligation beyond making the contributions. The Group’s defined benefit plan is a gratuity plan.
b)
Charge to consolidated statement of comprehensive loss based on contributions is:

The Group’s contribution to Provident Fund charged to consolidated statement of comprehensive loss under selling general and administrative expense is $213,915 and $297,987 for the year ended March 31, 2021 and March 31, 2020, respectively.
The Group’s contribution to Employee State Insurance plan charged to consolidated statement of comprehensive loss under selling general and administrative expense is $33,478 and $51,341 for the year ended March 31, 2021 and March 31, 2020, respectively.
The Group has gratuity plan with Life Insurance Corporation of India for which actuarial valuation was carried out by third party valuer. Expenses recognized (including service & other charges) under selling general and administrative expense on this account are $35,508 and $107,962 for the year ended March 31, 2021 and March 31, 2020, respectively.
The Group’s contribution to 401(k) plans charged to consolidated statement of comprehensive loss under selling general and administrative expense is $190,583 and $288,486 for the year ended March 31, 2021 and March 31, 2020, respectively.
	March 31, 2021	March 31, 2020
Net employee benefit expenses recognized in the employee cost
a) Changes in defined benefit obligations
Present value of obligation as at the beginning of the year	762,291	751,168
Interest cost	59,107	62,473
Current service cost	91,255	99,310
Remeasurements – net actuarial (gains)/ losses	(100,710)	(30,834)
Benefits paid	(45,083)	(51,987)
Foreign currency translation reserve	26,457	(67,839)
Present value of obligation as at the end of the year	793,317	762,291
b) Changes in fair value of the plan assets of the gratuity plan
Plan assets at the beginning of the year	297,670	355,775

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
	March 31, 2021	March 31, 2020
Contribution by employer	—	5,023
Benefits paid	(45,083)	(51,987)
Return on plan assets (incl. interest income)	14,750	18,149
Foreign currency translation reserve	9,774	(29,290)
Fair value of the plan assets at the end of the year	277,111	297,670
c) Expenses recognized in the consolidated statement of comprehensive loss
Current service cost	91,255	99,310
Interest cost and benefit obligation	59,107	62,473
Expected return on plan assets	(19,230)	(23,662)
Net actuarial (gain)loss recognized in the year	(96,230)	(25,320)
Changes in foreign currency translation reserves	606	(4,839)
Net benefit expense	35,508	107,962
d) Net amount recognized in the balance sheet
Present value of defined benefit obligation	(793,317)	(762,291)
Fair value of plan assets	277,111	297,670
Plan (liability)	(516,206)	(464,621)

Amounts of the gratuity obligation as at end of periods are as follows:
Gratuity	March 31, 2021	March 31, 2020
Defined benefit obligation	(793,317)	(762,291)
Plan assets	277,111	297,670
Gratuity (liability)	(516,206)	(464,621)
Cashflow disclosures
The table below shows the expected cash flow profile of the benefits to be paid to the current membership of the plan based on employee’s past service up to the valuation date plus employee’s future service up to the date of payment.
	For the year ended March 31,
	2021	2020
Expected Group contributions during next financial year	67,222	70,447
Expected benefit payments during
Year 1	124,170	127,978
Year 2	120,004	134,487
Year 3	133,079	134,541
Year 4	131,210	151,400
Year 5	134,518	153,756
Year 6 to Year 10	615,144	760,525

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
Weighted average assumptions used to determine benefit obligations
	For the year ended March 31,
	2021	2020
Discount rate (p.a.)	7.35%	6.30%
Rate of compensation increase (p.a.)	13.00% until year 1 inclusive, then 8.00%	13.00% until year 2 inclusive, then 8.00%
Weighted average assumptions used to determine net periodic benefit cost
	For the year ended March 31,
	2021	2022
Discount rate (p.a.)	7.35%	6.30%
Rate of compensation increase (p.a.)	13.00% until year 2 inclusive, then 8.00%	13.00% until year 1 inclusive, then 8.00%
Expected rate of return on plan assets (p.a.)	7.00%	7.00%

d)
Compensated absences

Employees in India are entitled to a defined benefit plan with benefits based on an employee’s accumulated leave balance and salary. Income recognized consolidated statement of comprehensive loss are $31,062 and $8,503 for the year ended March 31, 2021 and March 31, 2020, respectively.
The projected benefit obligation of compensated absence in respect of earned leave of employees of the Group for the years are as follows:
As at March 31, 2020	$231,244
As at March 31, 2021	$210,899
18.   INCOME TAXES
Loss before income taxes for the year ended March 31, 2021 and March 31, 2020, are as follows:
	For the years ended March 31,
	2021	2020
United States of America	7,146,760	16,040,721
India	3,591,922	16,500,770
Others	7,441	6,040
Total	10,746,123	32,547,531
Provision for income taxes for the year ended March 31, 2021 and 2020, consisted of the following:
	For the years ended March 31,
	2021	2020
Current tax provision:
United States – Federal	—	—
United States – State and Local	—	—

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
	For the years ended March 31,
	2021	2020
India	168,642	121,880
Total current tax provision	168,642	121,880
Deferred tax provision:
United States – Federal	52,669	92,209
United States – State and Local	—	—
India	(17,177)	(25,610)
Total deferred tax provision	35,492	66,599
Tax pertaining to earlier years:
India	160,712	96,964
Provision for income taxes	364,846	285,443

The Company based out of UAE is under tax-free zone, however its subsidiaries are taxable under different jurisdictions. A reconciliation of the provision for income taxes, with the amount computed by applying the statutory federal income tax rate for respective jurisdiction to income before provision for income taxes for 2021 and 2020, is as follows:
Computed expected tax	2,467,001	7,046,547
State income taxes (net of federal benefit)	124,055	360,550
Non-deductible expenses, net	(223,538)	1,784,561
Valuation allowance	(2,469,310)	(9,199,204)
Adjustments for change in rates due to different tax jurisdiction	(160,712)	(96,964)
Others	(102,342)	(180,933)
Provision for income tax	364,846	285,443
Effective tax rate	-3%	-1%
Significant components of the Group’s deferred taxes as of March 31, 2021 and 2020, are as follows:
	As of March 31,
	2021	2020
Amortization and depreciation	2,606,006	2,326,405
Accrued liabilities and other reserves	2,672,606	2,985,013
Interest limitation u/s 163(j)	5,569,912	4,055,358
Tax credit carry forward	178,655	270,376
Net operating loss carryover	32,866,428	31,503,618
Total deferred tax asset before valuation allowance	43,893,608	41,140,770
Valuation allowance	(42,482,286)	(40,012,977)
Total deferred tax asset, net of valuation allowance	1,411,322	1,127,793
Deferred tax liability
Amortization and depreciation	(441,270)	(439,781)
Intangibles/goodwill	(770,398)	(695,051)
Passthrough income	(318,880)	(20,817)

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
	As of March 31,
	2021	2020
Deferred tax liability	(1,530,548)	(1,155,649)
Net deferred tax liability	(119,226)	(27,856)

Net operating loss and credit carryforwards
As of March 31, 2021, MVP has U.S. federal net operating loss carryforwards of approximately $ 144,161,896 (March 31, 2020 — $138,618,942) to be carried forward indefinitely. The Group’s ability to utilize a portion of its net operating loss carryforwards is subject to certain limitations under section 382 of the Internal Revenue Code of 1986, as amended and corresponding provision of state law, due to ownership change that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss carryforwards that can be utilized annually to offset future taxable income. The Group has not completed a study to assess whether a change of ownership has occurred.
Any limitation may result in expiration of a portion of the net operating loss carryforwards before utilization. Further, until a study is completed by the Group and any limitation is known, deferred tax assets has been measured on the entire amount of net operating losses without considering any permanent lapses due to 382 limitation.
PGEPL has depreciation loss carryover of $67,761 (March 31, 2020 — $43,949) that can be carried forward indefinitely and business loss carryover of $3,528,510 (March 31, 2020 — $2,971,898) which can be carried forward for 8 years and will begin to expire in respective fiscal years (“FY”) ($49,515 in FY 2021-22, $21,581 in FY 2022-23, $11,644 in FY 2024-25, $148,179 in FY 2025-26, $427,013 in FY 2026-27, $996,107 in FY 2027-28, $1,361,276 in FY 2028-29 and $513,196 in FY 2029-30) if not utilized.
Unrecognized tax benefits
The Group recognizes financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the consolidated financial statements is the largest benefit that has no likelihood of being realized upon ultimate settlement with the relevant tax authority. As of March 31, 2021 and 2020, the Group does not have any unrecognized tax benefits with a significant impact on its consolidated financial statements.
No accrued interest and penalties have been recorded as of March 31, 2021 and 2020.
The Group’s major tax jurisdictions are India and the U.S. and the group also files income tax returns in various other U.S. states and international jurisdictions. Generally accepted accounting principles requires Group’s management to evaluate tax positions taken by the Group and recognize a tax liability for any uncertain positions that more than likely than not would not be sustained upon examination by the tax authorities of respective jurisdictions. The Group is subject to routine audits by tax authorities.
The Subsidiaries file separate income tax returns in the U.S. federal jurisdiction and various state and in India. The statute of limitations for the U.S. federal income tax returns has expired for years prior to 2017. Tax returns of subsidiaries in India are subject to examination for years after March 2018. With few exceptions, subsidiaries in India are no longer subject to other income tax examinations for years before March 2018.

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
19.   RELATED PARTY TRANSACTIONS
The following is the list of related parties as on March 31, 2021:
Ultimate Holding Company:
M/s. TGP Trading FZCO, U.A.E.
Direct Subsidiaries:
Primacy Industries Limited
Primacy Global Enterprises Private Limited
GP Global USA LLC (lost control w.e.f April 2020)
Step-down Subsidiary:
MVP International Inc.
World Care Products LLC (lost control w.e.f April 2020)
2700 East Avenue LLC (lost control w.e.f April 2020)
Associate/ significant influence:
Goose Creek Candles LLC
Minority owner:
Manipal Media Network Limited
Key Managerial Personnel:
Ms. Sandhya Satish Pai
Mr. Tonse Pai
Mr. T Gautham Pai
Mr. Satish Pai
Ms. Vanita Pai
The Group conducts transactions in the normal course of business with Goose Creek Candles LLC over which the Group has a significant influence. Sales made to the associate were $ 82,790 and $ 111,126 for the year ended March 31, 2021 and March 31, 2020, respectively. Accounts receivable from associate were $ 114,943 and $ 45,885 as on March 31, 2021 and March 31, 2020, respectively. The Group has advance receivable of $ 3,349,141 and $ 3,234,198 as on March 31, 2021 and 2020, respectively.
The Group has given an advance of $ 100,000 to M/s. TGP Trading FZCO, U.A.E., during the year ended March 31, 2020. Receivable was $ 100,000 as on March 31, 2021 and March 31, 2020.
The Group has obtained an interest free loan from Mr. Gautham Pai amounting to $ 1,440,700 which is outstanding as at March 31, 2021 and March31, 2020.
The Group has obtained loan from Manipal Media Network Limited, at a fixed rate of interest of 8%. The balance of loan as of March 31, 2021 and March 31, 2020 was $13,249,925. Accrued interest amounts to $ 3,369,351 and $ 2,325,982 as on March 31, 2021 and March 31, 2020, respectively. Interest expense amounts to $ 1,074,716 and $ 792,869 for the years ended March 31, 2021 and March 31, 2020 , respectively.
The Group has receivable from the Key Managerial Personnel of $ 14,253 and $ 13,759 as on March 31, 2021 and March 31, 2020, respectively.
The Group enters into transactions with the related parties at an arm’s length price.
20.   SUBSEQUENT EVENTS
In September 2021, PIL received an investment of $ 41,811,037 from India Resurgence Fund (“IndiaRF”), a Bain affiliate. Pursuant to this investment, compulsorily convertible debentures of $ 41,797,550 and equity shares of $ 13,487 has been issued from PIL.

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
During May 2021, MVP implemented debt restructuring under the RBI circular DOR._No._BP.BC/3/21.04.048/2020-21 dated August 6, 2020. The restructured indebtedness amounts to $ 122,070,000 as of the cut-off date i.e., November 27, 2020. As part of the debt restructuring, the working capital loan was bifurcated and realigned into compulsory convertible debenture (CCD) worth $ 44,400,000 carrying a coupon of 1% per annum, $ 14,111,000 to working capital term loan (WCTL) and the balance of $41,489,000 to continue as working capital loan and a term loan of $ 22,070,000 was realigned with structured quarterly installments commencing from September 30, 2022 with the reduction in interest rate by 1.50% p.a.
PIL implemented debt restructuring under the RBI circular DBR.No.BP.BC.45/21.04.048/2018-19 dated June 7, 2019 and the lenders have signed the Master Restructuring Agreement in September 2021. The debt outstanding amounts to $ 21,350,584 as of the cut-off date i.e., December 31, 2020. As part of the proposed debt restructuring, the working capital loan was bifurcated and realigned into compulsory convertible debenture (CCD) worth $ 4,947,566 carrying a coupon of 1% per annum, optionally convertible debenture (OCD) worth $ 4,325,741 carrying a coupon of 1% per annum and $ 3,826,929 to working capital term loan (WCTL). Further, a term loan of $ 8,250,348 was realigned with structured quarterly installments commencing from March 31, 2022 with the reduction in interest rate by 1.00% to 2.00% p.a. range for different banks, as negotiated.
On December 13, 2021, Global Consumer Acquisition Corp (“GACQ”) entered into a stock purchase agreement (“SPA”) with the Company, pursuant to the term of the SPA, the purchase price payable by GACQ to the Company is in the form of the issuance of shares of common stock of GACQ (valued at $10 per share) and is based on an enterprise value of $270,000,000, which enterprise value is subject to a downward adjustment determined prior to the closing by GACQ but the enterprise value in any event shall not be less than $220,000,000.
The Group evaluated subsequent events from March 31, 2021, the date of these consolidated financial statements, through February 10, 2022, which represents the date the consolidated financial statements were available for issuance, for events requiring recording or disclosure in the consolidated financial statements for the year ended March 31, 2021.
21.   SEGMENT REPORTING
Reportable segments include components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (the “CODM”) in deciding how to allocate resources and in assessing performance. The Group operates in a single operating segment. The Chief Executive Officer (CEO) is the chief operating decision maker of the Group and makes operating decisions, assesses financial performance, and allocates resources based upon discrete financial information at a consolidated level.
Summarized financial information of the Group’s revenue by geographic location for the years ended March 31, 2021 and March 31, 2020 is as follows:
	For the years ended March 31,
Geography	2021	2020
India	22,437,237	13,006,321
United States of America	90,614,328	129,252,673
Australia	4,936,949	4,654,243
United Kingdom	6,647,265	3,383,013
Other countries	766,454	4,272,063
	125,402,233	154,568,313

GP GLOBAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(all amounts are in USD unless otherwise stated)
The Group’s long-lived assets by geographic location as of March 31, 2021 and March 31, 2020 is as follows:
	As at March 31,
	2021	2020
United States	25,891,553	27,067,423
India	5,858,104	6,238,639
	31,749,657	33,306,062
22.   DECONSOLIDATION OF SUBSIDIARY
During the fiscal year ended March 31, 2021, the Group has deconsolidated one of its subsidiaries “GP Global USA LLC (including its step-down subsidiaries i.e., World Care Products LLC and 2700 East Central Avenue LLC) upon loss of control. The loss on deconsolidation of $463,134 is recognized in other income (net). After loss of control, the former subsidiaries are no more related parties. Further, acquirer entity of these former subsidiaries is not related party.
23.   EFFECTS OF COVID-19 ON OPERATIONS
Towards the end of the fiscal year ended March 31, 2020, there was an outbreak of a new, deadly strain of coronavirus (COVID-19). This outbreak led to a global pandemic related to the spread of COVID-19. Significant effects of this pandemic were felt by companies and people in the United States of America and around the globe starting in January 2020 on account of supply chain disruptions followed by staff availability issues. The global effects of the pandemic are on-going. While it is difficult to predict the effects of this unprecedented world event on the Group’s future financial condition and liquidity, Group management feels that it should be able to overcome the economic effects of the pandemic. Group management is actively monitoring the global situation on the Group’s future financial condition, liquidity, operations, suppliers, customers and workforce. In addition, the Group is making operations leaner and is concentrating on customers that had robust online presence or were considered essential during the pandemic.
The known effects of COVID-19 on the Group have been the following:
1.
The Group’s supply chain from Asia got impacted due to COVID-19 related staffing reductions at supplier facilities.

2.
The adverse economic effects of COVID-19 have changed customer spending based on restrictions put in place by governments trying to curb the outbreak and/or change consumer behavior. As such the Group has realigned its strategies.

The Group has been adjusting their operations to the current market and supply chain conditions. They have also been working with their lenders in order to go forward with adequate liquidity. On March 27, 2020, the Reserve Bank of India (“RBI”) issued policies to help the customers of RBI member banks to deal with the economic effects of the global pandemic. The Group’s primary lenders are RBI member banks. The main policies issued by RBI were an easing of credit limits on existing borrowers and moratoriums on the collections of loan payments from existing borrowers. The RBI has continued to extend these. These reliefs were available for all term loans and working capital facilities issued by RBI member bank.

GP GLOBAL LIMITED
DUBAI — UNITED ARAB EMIRATES
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2020

GP GLOBAL LIMITED
DUBAI — UNITED ARAB EMIRATES
Contents
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)	F-123

GP GLOBAL LIMITED
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(Unaudited)
(all amounts are in USD unless otherwise stated)
December 31, 2020
Revenue	126,236,368
Cost of revenue	90,295,556
Gross profit	35,940,812
OPERATING EXPENSES
Selling, general & administrative expenses	40,542,249
Depreciation & Amortization	4,257,465
Total operating expenses	44,799,714
Loss before income taxes and share of profit on equity accounted investments	(8,858,902)
OTHER (INCOME) / EXPENSE
Interest income	(70,629)
Interest expense	13,329,886
Other income, net	(1,992,726)
Total other expense	(11,266,531)
Loss before income taxes and share of profit on equity accounted investments	(20,125,433)
Provision for income taxes	7,046,492
Net loss before share of profit on equity accounted investments	(27,171,925)
Share of profit on Equity accounted investment	(1,074,115)
Net loss for the period	(26,097,810)
Net loss attributable to non-controlling interest	(1,745,546)
Net loss attributable to owners	(24,352,264)
Other comprehensive income/ (loss)
Foreign currency translation adjustments	52,895
Total Other Comprehensive income / (loss)	52,895
Comprehensive income / (loss) attributable to non-controlling interest, net of tax	(4,465)
Comprehensive income / (loss) attributable to owners	57,360
Total Comprehensive loss	(26,044,915)
Weighted average common shares outstanding	6,880,000
Basic loss per common share	(3.54)
Diluted loss per common share	(3.54)

GP GLOBAL LIMITED
DUBAI — UNITED ARAB EMIRATES
INTERIM UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2021

GP GLOBAL LIMITED
DUBAI – UNITED ARAB EMIRATES

GP GLOBAL LIMITED
INTERIM CONSOLIDATED BALANCE SHEET
(unaudited)
(all amounts are in USD unless otherwise stated)
	Note	September 30, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents		15,083,519
Restricted cash balance		30,015,825
Accounts receivable, net of allowance for doubtful accounts of $1,039,403	3	13,343,846
Inventories	4	27,907,381
Prepaid expenses		432,918
Other current assets	5	5,452,644
Total current assets		92,236,133
Investments		25,500
Property, plant and equipment, net	6	29,463,135
Intangible assets, net	7	230,323
Equity accounted investments	8	1,921,736
Other non-current assets	9	3,890,650
Total assets		127,767,477
LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Short-term debt	10	65,337,298
Accounts payables		32,238,841
Other current liabilities	11	27,178,523
Total current liabilities		124,754,662
Long-term debt	12	146,370,377
Employee compensation and benefits	17	539,205
Other non-current liabilities	13	546,530
Deferred tax liabilities, net	18	137,174
Total liabilities		272,347,948
STOCKHOLDERS’ DEFICIT
Common stock, $0.2723 par value per share, 6,880,000 shares authorized, issued and outstanding	15	1,873,433
Accumulated deficit		(143,812,031)
Foreign currency translation reserve		3,605,369
Total stockholders’ deficit		(138,333,229)
Non-controlling interest		(6,247,242)
Total deficit		(144,580,471)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT		127,767,477
The accompanying notes are an integral part of these interim consolidated financial statements.

GP GLOBAL LIMITED
INTERIM CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
(unaudited)
(all amounts are in USD unless otherwise stated)
	Note	September 30, 2021
Revenue, net	16	45,730,479
Cost of goods sold		35,733,179
Gross profit		9,997,300
OPERATING EXPENSES
Selling, general & administrative expenses		13,492,829
Depreciation & amortization	6 & 7	1,239,487
Total operating expenses		14,732,316
Loss before income taxes and share of profit on equity accounted investments		(4,735,016)
OTHER INCOME / (EXPENSE)
Interest income		49,705
Interest expense		(3,685,620)
Other income, net		6,333,229
Total other income		2,697,314
Loss before income taxes and share of profit on equity accounted investments		(2,037,702)
Provision for income taxes	18	109,183
Net loss before share of profit on equity accounted investments		(2,146,885)
Share of profit on equity accounted investment		773,112
Net loss for the period		(1,373,773)
Net loss attributable to non-controlling interest		(91,414)
Net loss attributable to owners		(1,282,359)
Other comprehensive income
Foreign currency translation adjustments		148,836
Total other comprehensive income		148,836
Other comprehensive income attributable to non-controlling interest, net of tax		7,828
Other comprehensive income attributable to owners		141,008
Total comprehensive loss		(1,224,937)
Weighted average common shares outstanding		6,880,000
Basic loss per common share		(0.19)
Diluted loss per common share		(0.19)
The accompanying notes are an integral part of these interim consolidated financial statements.

GP GLOBAL LIMITED
INTERIM CONSOLIDATED STATEMENT OF EQUITY
(unaudited)
(all amounts are in USD unless otherwise stated)
For the period ending September 30, 2021
	Common stock		Accumulated deficit	Accumulated other comprehensive income	Non- controlling interest	Total stockholders’ deficit
	Nos. of shares	Par Value
Balance as at April 01, 2021	6,880,000	1,873,433	(142,469,033)	3,464,361	(6,236,117)	(143,367,356)
Net loss for the period	—	—	(1,282,359)	—	(91,414)	(1,373,773)
Other comprehensive income	—	—	—	141,008	7,828	148,836
Transactions with non-controlling interest*	—	—	(60,639)	—	72,461	11,822
Balance as at September 30, 2021	6,880,000	1,873,433	(143,812,031)	3,605,369	(6,247,242)	(144,580,471)

*
The carrying amount of the non-controlling interest (“NCI”) is adjusted to reflect the change in the NCI’s ownership interest in PIL. The difference between the amount by which the NCI is adjusted and the fair value of the consideration paid is recognized in equity.

The accompanying notes are an integral part of these interim consolidated financial statements.

GP GLOBAL LIMITED
INTERIM STATEMENT OF CONSOLIDATED CASH FLOWS
(unaudited)
(all amounts are in USD unless otherwise stated)
September 30, 2021
(A) CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	(1,373,773)
Adjustments:
Depreciation and amortization	1,239,487
Tax expense (net)	109,183
Provision for gratuity	40,281
Provision for Corporate Social Responsibility (“CSR”) expense	26,109
Profit on sale of property, plant and equipment	(706,246)
Share of profit of from equity accounted investments	(773,112)
Gain on forgiveness on loan	(4,367,862)
Effect of foreign exchange fluctuation	209,010
(5,596,923)
Changes in operating assets and liabilities:
Accounts receivables	2,890,631
Inventories	(6,115,362)
Other current assets	4,861,333
Accounts payables and other liabilities	3,542,073
Cash used in operating activities	(418,248)
(B) CASH FLOW FROM INVESTING ACTIVITIES
(Purchase)/Disposal of property, plant, and equipment / intangible assets (net)	1,699,572
Net cash generated from investing activities	1,699,572
(C) CASH FLOW FROM FINANCING ACTIVITIES
Short term debt, net	(2,619,585)
Long term debt received	43,877,286
Repayment of long-term debt	(554,982)
Principal payments under capital lease	(360,453)
Issue of share capital to non-controlling interests	13,582
Net cash generated from financing activities	40,355,848
Net increase in cash and cash equivalents	41,637,172
Cash, cash equivalents, and restricted cash at the beginning of the period	3,555,333
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(93,161)
Cash and cash equivalents and restricted cash at the end of the period	45,099,344
Supplemental cash flow disclosure:
Income tax paid (net of refunds)	47,537
Interest paid	6,855,479
Reconciliation of cash and cash equivalents and restricted cash reported in the interim consolidated balance sheet
Cash and cash equivalents	15,083,519
Restricted cash	30,015,825
Restricted cash included in other long-term assets	—
Total cash, cash equivalents, and restricted cash reported in the statement of cash flows	45,099,344
The accompanying notes are an integral part of these interim consolidated financial statements.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
1.
DESCRIPTION OF BUSINESS

GP Global Limited (the “Company”), was incorporated in Dubai, United Arab Emirates in 2009. The Company has operating subsidiaries in India and the United States of America (the “USA”). The Company and its subsidiaries (the “Group”) is a manufacturer of innovative, quality scented candles in the industry. Operating out of Mangalore, India, and Elkin, North Carolina, the group caters to the retail sector in the USA, India Europe and Australia.
Group structure as on September 30, 2021
On October 12, 2010, the Company acquired Primacy Industries Limited (“PIL”) and MVP Group International Inc. (“MVP”). The Company owns 91.12% in PIL, which was incorporated in India in 2004. MVP was incorporated in 1998 in Kentucky, USA. The Company and PIL own 99.97% of MVP. Primacy Global Enterprises Private Limited (“PGEPL”) was incorporated in India in 2010 and PIL owns 98% thereof. Goose Creek Candles LLC (“Associate”) was incorporated in South Carolina, USA in 2015 and MVP has 50% ownership of it. PIL, PGEPL and MVP are collectively referred as “subsidiaries”.
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
The unaudited interim consolidated financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). In the opinion of management, the unaudited interim consolidated financial statements reflect all adjustments of a normal recurring nature that are necessary for a fair presentation of the results for the interim periods presented. Interim results are not necessarily indicative of results for a full year.
Principles of consolidation
The interim consolidated financial statements include the accounts of the Company, its subsidiaries and equity method accounting for investment in Goose Creek Candles LLC. All intercompany balances and transactions have been eliminated in consolidation. To the extent a subsidiary is not wholly owned, any related non-controlling interests are included as a separate component of stockholders’ deficit.
Equity method
The Group uses the equity method to account for investments in equity securities if the investment gives the Group the ability to exercise significant influent over operating and financial policies of the investee. The Group includes the proportionate share of earnings and/or losses of the equity method investees in equity income (loss) — net in the interim consolidated statements of comprehensive income. Additionally, the Group adjusts their investment for received dividends, distributions, and other-than-temporary impairments. The carrying value of the equity investments is reported in equity method investments in the interim consolidated balance sheet.
Risks and uncertainties
The Group is subject to a number of risks applicable to the industry, including, but not limited to, the need for successful development of products, the need for additional capital (or financing) to fund operating losses, competition from substitute products and services from larger companies, protection of proprietary technology, patent litigation, dependence on key individuals, and risks associated with changes in information technology.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
Going concern
For the 6 months period ended September 30, 2021, the Group reported a net loss of $1,373,773 and cash used in operating activities of $418,248. The Group had cash and cash equivalents of $45,099,344. These conditions raise substantial doubt about the Group’s ability to continue as a going concern, for a period of twelve months following the date of issuance of the interim consolidated financial statement for the six months period ended September 30, 2021.
During the six months period ended September 30,2021, PIL received an investment of $41,811,037 from India Resurgence Fund (“IndiaRF”), a Bain affiliate. Further, as the date of issuance of these interim consolidated financial statement, subsidiaries of the Group as a part of the initiatives towards strengthening the balance sheet carried out an exercise of realignment of its bank debt servicing obligations on more relaxed terms and over a longer period (Further, refer note 12 — debt).
In addition to this, on December 13, 2021, Global Consumer Acquisition Corp (GACQ) entered into a stock purchase agreement (SPA) with the Group, pursuant to the term of the SPA, the purchase price payable by GACQ to the Company will be in the form of the issuance of shares of common stock of GACQ (valued at $10 per share) and will be based on an enterprise value of $270,000,000, which enterprise value is subject to a downward adjustment determined prior to the closing by GACQ but the enterprise value in any event shall not be less than $220,000,000. (Further, refer note 21 — Subsequent Events”).
The Group is able to raise additional equity financing and realigning of debt on terms that are favorable to the Group. Accordingly, The Group expects to have sufficient cash to fund its operation for at least the next twelve months from the date of issuance of these interim consolidated financial statement, consequently, the interim consolidated financial statements have been prepared on a basis that assumes the Group will continue as a going concern and contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.
Emerging Growth Company:
Section 102(b)(1) of the Jumpstart Our Business Startups Act (“JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Securities Exchange Act of 1934, as amended) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a Group can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Group has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard, until such time the Company is no longer considered to be an emerging growth company. At times, the Group may elect to early adopt a new or revised standard. Refer “Recent pronouncement not yet adopted”
Use of estimates
The preparation of interim consolidated financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the interim consolidated financial statements, and the reported amounts of income and expense during the reporting period. Significant items subject to such estimates and assumptions include, but are not limited to the selection of useful lives of property, plant and equipment, valuation of acquired intangible assets and associated useful lives, useful lives of long-lived assets, valuation of deferred tax assets, valuation of employee defined benefit plan, provision for inventory, and allowance for doubtful accounts. Management evaluates its estimates and assumptions on an

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustments when facts and circumstances dictate. These estimates are based on information available as of the date of the interim consolidated financial statements; therefore, actual results could differ from those estimates. Any revision to accounting estimates is recognized prospectively in the current and future periods.
The extent to which the COVID-19 pandemic impacts the Group’s business going forward will depend on numerous evolving factors and cannot be reliably predicted, including the duration and scope of the pandemic, governmental, business, and individuals’ actions in response to the pandemic; and the impact on economic activity including the possibility of recession or financial market instability. These factors may adversely impact business on an ongoing basis. This uncertainty also affects management’s accounting estimates and assumptions, which could result in greater variability in a variety of areas that depend on these estimates and assumptions, including investments, receivables, and other assets.
Foreign currency
The Group’s reporting currency is the US dollar ($). The functional currencies of the Company’s foreign subsidiaries are the local currencies, as it is the monetary unit of account of the principal economic environment in which the Company’s foreign subsidiaries operate. All assets and liabilities of the foreign subsidiaries are translated at the current exchange rate as of the end of the period, and revenue and expenses are translated at average exchange rates in effect during the period. The gain or loss resulting from the process of translating foreign currency financial statements into US dollars is reflected as a foreign currency cumulative translation adjustment and reported as a component of accumulated other comprehensive income (loss). Foreign currency transaction gains and losses resulting from or expected to result from transactions denominated in a currency other than the functional currency are recognized in other income, net in the interim consolidated statement of comprehensive income.
Comprehensive income (loss)
Comprehensive income (loss) consists of two components, net income (loss) and other comprehensive income (loss), net of tax. Other comprehensive income (loss), net of tax, refers to revenue, expenses, gains, and losses that under generally accepted accounting principles are recorded as an element of shareholders’ equity but are excluded from net income (loss). The Group’s other comprehensive income (loss), net of tax, consists of foreign currency translation adjustments that result from consolidation of its foreign entities.
Cash and cash equivalents
The Group considers all highly liquid investments with an original maturity of three months or less when purchased to be cash and cash equivalents. Cash and cash equivalents are recorded at cost, which approximates fair value. As of September 30, 2021, cash consists primarily of checking and savings deposits. The Group’s cash balances exceed those that are federally insured. To date, the Group has not recognized any losses caused by uninsured balances.
September 30, 2021
Cash on hand	17,498
Balances with banks	15,066,021
Restricted cash balances	30,015,825
Total cash and cash equivalent (Including restricted cash balance)	45,099,344
Restricted Cash — The Group classifies all cash whose use is limited by contractual provisions as restricted cash. Restricted cash of $30,015,825 as of September 30, 2021 represents security of $37,804 for

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
demand of tax for PIL the Value Added Tax Act, 2003 of Karnataka state of India, $26,679,489 held on behalf of PIL by an Indian bank against debt obligation, $3,098,532 towards debt service reserve required to be maintained by the subsidiaries pursuant to debt restructuring agreements entered into by them and $200,000 towards custom duty bond held with an Indian bank.
Accounts receivable and allowance for doubtful accounts
Accounts receivable are stated at net realizable value. On a periodic basis, management evaluates its accounts receivable and determines whether to provide an allowance based on past history of write-offs, collections, and current credit conditions. A receivable is considered past due if the Group has not received payments based on agreed-upon terms. The Group generally does not require any security or collateral to support its receivables and it charges interest on overdue invoices. The allowance for doubtful accounts was $1,039,403 as of September 30, 2021.
Investments
The Group owns interests in non-marketable equity investments, which consist of shares of cooperative bank and investment in government issued national saving certificates. The Group does not have significant influence over these investments, which do not have readily determinable fair values. Per Accounting Standard Update (“ASU”) 2016-01, the Group has elected the measurement alternative to carry the investments at cost, less any impairment charges.
Property, plant and equipment
Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed when incurred. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the assets. Freehold land is not depreciated.
Building	30 – 60 years
Plant and machinery	3 – 15 years
Office equipment, canteen equipment and lab equipment	3 – 15 years
Electronic fittings and furniture	3 – 15 years
Computer and accessories	3 – 10 years
Vehicles	3 – 10 years
Leasehold improvements	3 – 10 years
Intangible assets
The Group’s intangible assets consist primarily of software, trademark, and customer relationship. Intangible assets with finite lives are recorded at their estimated fair value at the date of acquisition and are amortized over their estimated useful lives using the straight-line method.
Software	3 – 10 years
Trademark	10 years
Debt issuance costs
Costs incurred in connection with the issuance of the Group’s long-term debt have been recorded as a direct reduction against the debt and amortized over the life of the associated debt as a component of interest expense using the effective interest method.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
Revenue recognition
The Group generates revenue from the sale of its products to customers. Revenue from the sale of product to customers is recognized when the performance obligation is satisfied, which is the point at which control of the promised good is transferred to the customer. Control generally transfers upon physical delivery to customer. Revenue is recorded in an amount that reflects consideration the Group expects to be entitled to in exchange for the delivered goods, which includes an estimate of damage and return allowances, payment discounts, warehouse allowances, advertising allowances and variable consideration such as customer incentive programs like volume discounts. These customer programs and incentives are recorded as reductions of net sales in interim consolidated statement of comprehensive income/ (loss) and provisions related to customer incentives are recorded in accrued expenses on the interim consolidated balance sheet.
Cash incentives provided to the Group ‘s customers related to advertising and sales promotions are recognized as a reduction of the related sales price, and, therefore, as a reduction in revenue. Total cash incentives provided to customers relating to advertising and sales promotions were approximately $928,074 for the six month period ended September 30, 2021.
The Group records revenue at a point in time and does not have unsatisfied performance obligations as at September 30, 2021. There are no contract assets or liabilities outstanding as at reporting date.
Selling, general and administrative expenses
Selling, general and administrative expenses include compensation for executive management, sales and marketing employees, finance administration and human resources, facility costs (including rent), bad debt expenses, professional service fees, and other general overhead costs to support Group’s operations.
Inventories
Stock of Raw materials, work-in-progress, semi-finished goods, finished goods, packaging materials and consumables are valued at lower of cost or net realizable value. Cost is determined using weighted average method. Cost of inventories comprise all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition.
Under the weighted average cost formula, the cost of each item is determined from the weighted average of the cost of similar items at the beginning of the period and the cost of similar items purchased as and when each additional shipment is received or as and when each additional lot is produced or utilized.
The Group establishes allowances for obsolescence of inventory based upon quality considerations and assumptions about future demand and market conditions.
Impairment of long-lived assets
The Group assesses long-lived assets for impairment in accordance with the provisions of Financial Accounting Standards Board (“FASB”). Long — lived assets (asset group), such as property, plant and equipment and intangible assets subject to depreciation and amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted future cash flows expected to result from the use and eventual disposition of the asset. The amount of impairment loss, if any, is measured as the difference between the carrying value of the asset and its estimated fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary. As of September 30, 2021, no impairment charge has been recorded.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
Income taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in interim consolidated statement of comprehensive loss in the period that includes the enactment date. A valuation allowance is recorded for deferred tax assets if it is more likely than not that some portion or all of the deferred tax assets will not be realized.
The Group measure its interim period income tax expense using the tax rate that would be applicable to expected total annual earnings, that is, the estimated average annual effective income tax rate applied to the pre-tax income of the interim period. A separate estimated average annual effective income tax rate is determined for each taxing jurisdiction and applied individually to the interim period pre-tax income of each jurisdiction. Similarly, if different income tax rates apply to different categories of income (such as capital gains or income earned in particular industries), to the extent practicable a separate rate is applied to each individual category of interim period pre-tax income.
Fair value measurements
The Group measures its financial assets at fair value each reporting period using a fair value hierarchy that prioritizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices inactive markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:
Level 1 — Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Group has the ability to access at the measurement date.
Level 2 — Inputs are observable, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
Level 3 — Inputs are unobservable inputs for the asset or liability.
The Group’s carrying amount for financial instruments, which includes cash, accounts receivable, accounts payable and short-term debts approximate fair value. The carrying value of the Group’s long-term debt approximates fair value based on rates currently offered to the Group for similar debt instruments of comparable maturities by the Group’s lenders.
Assets and liabilities measured at fair value on a recurring basis	Fair Value	Fair Value hierarchy
Compulsorily convertible debentures	41,797,551	Level 3
Concentration of credit risk
Financial instruments that potentially subject the Group to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.
The Group’s cash and cash equivalents and restricted cash are on deposit with major financial institutions. Such deposits may be in excess of insured limits. The Group believes that the financial institutions

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
that hold the Group’s cash are financially sound, and accordingly, minimum credit risk exists with respect to these balances. The Group has not experienced any losses due to institutional failure or bankruptcy.
Significant customers are those which represent more than 10% of the Group’s total revenue or gross accounts receivable balance at interim consolidated balance sheet date. The Group performs credit evaluations of its customers and generally does not require collateral for sales on credit. During the six month period ended September 30, 2021 the Group has five customers that cumulatively accounts for a balance of $12,379,913 which represent more than 10% of accounts receivables.
Employee benefit plan
Defined contribution plan
This comprises of contributions to the employees’ provident fund and 401(k) plans. Contribution to these defined contribution plans is charged to interim consolidated statement of comprehensive loss in the year in which they accrue. Employees may elect to defer part of their annual compensation up to dollar limits prescribed by the Internal Revenue Code under the 401(k) plan.
Defined benefit plan
The Group provides for a gratuity obligation through a defined benefit retirement plan (the “Gratuity Plan”) covering eligible employees. The plan provides for lump sum payment to vested employees at retirement, death, incapacitation, or termination of employment, of an amount equivalent to 15 days (15 days / 26 days) of salary payable to the respective employee for each completed year of service, with a maximum limit prescribed per employee. Changes in the funded status of the plan are recognized in the year in which the changes occur and are reported in the interim consolidated statement of comprehensive loss. As of September 30, 2021, the entire gratuity plan of the Group was partially funded and therefore recognized as a net liability. The cost of providing benefits under this plan is determined based on actuarial valuation at each year-end. Actuarial valuation is carried out for gratuity using the projected unit credit method. These costs primarily represent the increase in the actuarial present value of the obligation for pension benefits based on employee service during the year and the interest on this obligation in respect of employee service in previous years, net of the expected return on plan assets.
Compensated absences
Compensated absences which accrue to employees and which can be carried to future periods are recognized as a liability at the present value of the defined benefit obligation at the balance sheet date as determined by an independent actuary based on Projected Unit Credit Method.
Contingent liabilities
Loss contingencies arise from claims and assessments and pending or threatened litigation that may be brought against by individuals, government, or other entities. Based on the Group’s assessment of loss contingencies at each balance sheet date, a loss is recorded in the interim consolidated financial statements if it is probable that an asset has been impaired or liability has been incurred and the amount of the loss can be reasonably estimated. If the amount cannot be reasonably estimated, the Group discloses information about the contingency in the interim consolidated financial statements. The Group also discloses information in the interim consolidated financial statements about reasonably possible loss contingencies.
The Group will review the developments in the contingencies that could affect the amount of the provisions that have been previously recorded, and the matters and related reasonably possible losses disclosed. The Group will adjust provisions and changes to our disclosures accordingly to reflect the impact of negotiations, settlements, rulings, advice of legal counsel, and updated information. Significant judgment

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
is required to determine both the probability and the estimated amount of loss. These estimates have been based on our assessment of the facts and circumstances at each balance sheet date and are subject to change based on new information and future events.
Outcomes of litigation and other disputes are inherently uncertain. Therefore, if one or more of these matters were resolved against the Group for amounts in excess of management’s expectations, the results of operations and financial condition, including in a particular reporting period in which any such outcome becomes probable and estimable, could be materially adversely affected.
Leases
The Group leases certain facilities and equipment. Lease rent expenses on operating leases are charged to interim consolidated statement of comprehensive loss over the lease term. Certain of the Group’s leases contain renewal options, rent escalation clauses, and/or landlord incentives. Renewal terms generally reflect market rates at the time of renewal. Rent expense for non-cancellable operating leases with scheduled rent increases and/or landlord incentives is recognized on a straight-line basis over the lease term, including any applicable rent holidays, beginning with the lease commencement date, or the date the Group takes control of the leased space, whichever is earlier. The excess of straight-line rent expense over scheduled payment amounts and landlord incentives is recorded as a deferred rent liability.
Recent accounting pronouncements not yet adopted
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires lessees to recognize most leases on their balance sheets as right-of-use assets with corresponding lease liabilities and eliminates certain real estate-specific provisions. Under the standard, lease expenses will continue to be recorded over the lease term in the interim consolidated statements of operations in a manner similar to the current standard. Certain practical expedients are available for lessees to elect upon adopting the new standard. This standard is effective for the Group on April 1, 2022, and early adoption is permitted. The Group plans to adopt Topic 842 on a modified basis using the optional transition method, and accordingly, will not restate comparative periods. Amounts and related disclosures for period ended September 30, 2021will continue to be presented in accordance with ASC 840, Leases.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires measurement and recognition of expected credit losses for financial assets by requiring an allowance to be recorded as an offset to the amortized cost of such assets. ASU 2016-13 will become effective for the Group on April 1, 2023, and the modified retrospective approach is the only available option, with a cumulative effect adjustment recorded to accumulated deficit as of the date of the adoption.
In December 2019, the FASB issued ASU 2019-12, Simplifying the Accounting for Income Taxes (Topic 740). The standard eliminates certain exceptions related to the approach for intra period tax allocation and the methodology for calculating income taxes in an interim period. The standard also simplifies aspects of accounting for franchise taxes and enacted changes in tax or rates, and clarifies the accounting for transactions that result in a step-up in the tax basis for goodwill. The guidance will become effective for the Group on April 1, 2022; early adoption is permitted.
The Group is evaluating the impact of adopting above mentioned standards on its interim consolidated financial statements.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
3.
ACCOUNTS RECEIVABLE, NET OF ALLOWANCE

September 30, 2021
Accounts receivable	14,383,249
14,383,249
Less: Allowance for doubtful accounts	(1,039,403)
Accounts receivable, net	13,343,846
The movement in allowance for doubtful accounts is as follows:
Balance as at beginning of the period	(969,313)
Net movement including allowance/reversals	(70,090)
Balance as at end of the period	(1,039,403)

4.
INVENTORIES

September 30, 2021
Raw materials and components	20,473,880
Work in progress and semi-finished goods	113,252
Finished goods	13,790,508
Packing material	1,004,227
Consumables	113,032
Less: Provision for slow-moving, damaged, and excess inventory	(7,587,518)
Inventories, net	27,907,381
The movement in provision for slow-moving, damaged, and excess inventory is as follows:
Balance as at beginning of the period	(8,164,986)
Net movement including provision/reversals	577,468
Balance as at end of the period	(7,587,518)

5.
OTHER CURRENT ASSETS

September 30, 2021
Balance with statutory / government authorities	2,822,911
Income tax receivable	254,083
Interest accrued	1,691
Security deposits	32,668
Other advances*	2,341,291
5,452,644

*
it majorly includes employee advances.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
6.
PROPERTY, PLANT AND EQUIPMENT, NET

September 30, 2021
Land [refer note 12(1) and 12(2)]	9,268,412
Building [refer note 10(2)]	17,598,385
Plant and machinery [refer note 10(2)]	21,004,831
Computer and accessories	6,563,640
Leasehold improvements	2,455,947
Office equipment, canteen equipment and lab equipment	777,775
Electronic fittings and furniture	999,708
Vehicles	233,141
Capital work-in-progress	193,241
Property, plant and equipment (gross)	59,095,080
Less: Accumulated depreciation	(29,631,945)
Property, plant and equipment (Net)	29,463,135
The Group has plant and machinery and equipment leasing arrangements that have a cost of $2,854,664 and accumulated depreciation of $1,241,929 as on September 30, 2021. Depreciation expense related to capital lease was $348,242 for the period ended September 30, 2021.
Total depreciation expense for the period ended September 30, 2021 was $1,221,393.
7.
INTANGIBLE ASSETS, NET

September 30, 2021
Capitalized software	335,452
Intangible assets (gross)	333,452
Less: Accumulated amortization	(105,129)
Intangible assets, net	230,323
Total amortization expense for the period ended September 30, 2021 was $18,094.
As of September 30, 2021, expected amortization expense over the remaining intangible asset lives is as follows:
2022	17,963
2023	34,001
2024	32,695
2025	31,931
2026	30,974
2027	30,958
2028	29,200
2029	22,601

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
8.
EQUITY ACCOUNTED INVESTMENTS

The Group accounts for equity investment in Goose Creek Candles, LLC (“associate”) over which it exercises significant influence but not control (owns 50% of membership interest) under the equity method. As per the operating agreement, the assets, affairs and operations of the investee shall be managed by other investor and hence group does not have control over investee. The Group has continued to record its share of the equity method investee’s losses even when its equity method investment has been reduced to zero as group has expectation of imminent return to profitability. Further, as disclosed in Note 9, the Group has provided financial support in terms of long-term loan to investee.
The carrying value of equity accounted investment is measured as the total initial cost plus the cumulative net gain (loss). The carrying values for Group’s equity accounted investment is summarized below:
September 30, 2021
Total initial cost	—
Accumulated gain	1,921,736
Carrying value	1,921,736
Summarized financial information of Goose Creek Candles LLC
Current Assets	13,577,084
Non-current assets	3,000,652
Current liabilities	9,641,778
Non-current liabilities	3,285,168
Net sales or gross revenue	4,195,735
Gross profit	1,705,309
Net income	1,546,224
Net income attributable to the Group	773,112

9.
OTHER NON-CURRENT ASSETS

September 30, 2021
Security deposits	655,125
Other Advances*	3,234,198
Interest accrued	1,327
3,890,650

*
It represents long term advances receivable from associate of $3,234,198 as on September 30, 2021.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
10.
SHORT-TERM DEBT

September 30, 2021
Post-shipment credit	8,136,402
Pre-shipment credit	3,967,280
Inter corporate loans	7,049,183
Working capital loan (refer note 12(7))	41,184,433
Notes payable due within one year	5,000,000
65,337,298
Post-shipment credit
1.
PIL has a sanctioned limit of post shipment credit in the form of Foreign Usance Discount Bill purchase (“FUDBP”) / Bill Discounting in Foreign Currency (“BDFC”) including sub limits for Foreign Currency Bills Purchase (“FCBP”) / Foreign Currency Bills Discount (“FCBD”) of $13,487,432. The outstanding balance as on September 30, 2021 is $8,136,402. The rate of interest for FUDBP and BDFC is 9.50% p.a. for usage upto 180 days and 9.75% p.a. for usage above 180 days. The rate of interest for FCBP and FCBD is London Interbank Offered Rate (“LIBOR”) + 400 bps. It is secured against export bills.

Pre-shipment credit
2.
PIL has availed Packing Credit loan in Foreign Currency (“PCFC”) in the form of Packing Credit Limit (“PCL”) from a bank. The outstanding balance as on September 30, 2021 is $3,768,358. Rate of interest is 9.50% p.a. for PCL upto 180 days and 9.75% p.a. for PCL above 180 days. For PCFC, the rate of interest is LIBOR + 400 bps. It is secured against hypothecation of entire current assets, receivables and all other movable assets, both present and future of PIL. Further, PIL has also availed cash credit sublimit under PCL and PCFC, the outstanding balance of this cash credit sublimit as on September 30, 2021 is $198,922 respectively at the rate of 9.75% p.a. It is secured by second charge on land and building owned by PIL and plant & machinery is provided as collateral security.

The above facilities (1&2) are further secured by personal guarantee of the directors and corporate guarantee of the Company.
On September 29, 2021, PIL has entered into a Master Restructuring Agreement (“MRA”) with the respective lenders, pursuant to which the pre-shipment facilities and post-shipment facilities will get converted into working capital term loan, funded interest term loan, compulsorily convertible debentures and optionally convertible debentures upon the implementation of MRA which is under progress at the time of finalization of the interim consolidated financial statements.
Inter corporate loans
3.
PIL has taken two intercorporate loans (unsecured) from an independent corporate companies, as mentioned below:

—
Questpro Consultancy Services Private Limited: The outstanding balance as on September 30, 2021 is $2,228,930 at rate of 10.15% p.a. The lender is entitled to call back the loan or convert the loan into shares at his option, if sufficient securities are not provided when demanded.

—
Rangsons Technologies LLP: The outstanding balance as on September 30, 2021 is $956,691 at the rate of 1.5% per month.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
4.
PGEPL has taken an intercorporate loan (unsecured) from an independent corporate company, as mentioned below:

—
Questpro Consultancy Services Private Limited: The outstanding balance as on September 30, 2021 is $3,863,562 at rate of 10.25% p.a. The lender is entitled to call back the loan or convert the loan into shares at his option, if sufficient securities are not provided when demanded.

These loans are payable on demand.
Notes payable
5.
In September 2019, MVP borrowed $5,000,000 under a promissory note which is callable on demand. Interest is payable at the rate of 14%, per annum. This note was renewed during the six month period ended September 30, 2021.

11.
OTHER CURRENT LIABILITIES

September 30, 2021
Accrued payroll and related expenses	2,040,159
Advance from customers	50,344
Current maturities of long-term debt	6,031,329
Interest accrued	10,122,653
Other outstanding expenses	8,253,579
Current maturities of capital lease obligations	680,459
27,178,523

12.
LONG-TERM DEBT

September 30, 2021
Term loan from bank	45,616,274
Loans payable to affiliated company	15,916,624
Compulsorily convertible debentures
– measured at fair value on recurring basis	41,797,551
– measured at amortized cost	43,039,928
146,370,377

1.
PIL has availed a term loan from Abhyudaya Cooperative Bank which has an outstanding balance as on September 30, 2021 $4,790,036 (including current maturities) at the rate of 11.50% p.a. The loan is repayable in 108 instalments of $71,370. The loan facility is secured by land owned by PIL. The loan is further guaranteed by the two directors of PIL. The effective interest rate of the loan is 12.38% p.a.

2.
PIL has availed another term Loan from Abhyudaya Co-operative Bank which has an outstanding balance as on September 30, 2021 of $     $2,246,001 (including current maturities) at the rate of 11.5% p.a. The loan is to be repaid in 114 Equated Monthly Installments of $28,846. The loan facility is secured by way of simple mortgage of land owned by PIL. The loan is further guaranteed by the directors of PIL. The effective interest rate of the loan is 11.70% p.a.

3.
PIL had availed a term Loan from South Indian Bank which has an outstanding balance as on

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
September 30, 2021 of $1,143,794 (including current maturities) at the rate of 10.95% p.a. The loan is to be repaid in 6 quarterly installments of $341,950 each. The loan facility is secured by way of first charge on entire current assets of PIL and collateral security of second charge on entire fixed assets of PIL. The loan is further guaranteed by one of the directors of PIL. The effective interest rate of the loan is 11% p.a.
4.
PIL had availed an external commercial borrowing (term loan) from Syndicate Bank which has an outstanding balance as on September 30, 2021 of $1,476,937 (including current maturities). The rate of interest is 3 months LIBOR + 460 bps. The loan is repayable in 34 quarterly instalments of $108,635 each. The loan is secured by first charge on certain tangible assets owned by PIL and hypothecation of certain movable assets including plant and machinery financed by the loan. The loan is further guaranteed by the Company and one of the directors of PIL. The effective interest rate of the loan is 5.79% p.a.

On September 29, 2021, PIL has entered into a Master Restructuring Agreement (“MRA”) with the respective lenders, pursuant to which the existing term loans with respective lenders will get converted into new term loans and funded interest term loans with revised terms upon the implementation of MRA which is under progress at the time of finalization of the interim consolidated financial statements.
5.
During the six months period ended September 30, 2021, PIL has entered into a shareholder’s agreement with India Resurgence Fund to issue unsecured compulsorily convertible debentures (CCD) of $41,797,551. Each such CCD has a face value of INR 100 (Indian rupees 100) and carries a coupon rate of 0.01% per annum on the issue price of such CCD which will be payable on an annual basis, on 31st March of each year. The tenure of the CCD is 60 months. Each CCD will be automatically and compulsorily converted into equity shares upon the expiry of the term. The number of equity shares to be issued upon conversion will be known basis the independent valuation exercise. These CCDs are subsequently measured at fair value as monetary value of the consideration to be received by the holder upon conversion of the CCD is not fixed at inception and will be determined based on the agreed conversion formula.

6.
On May 25, 2021, MVP entered into a restructuring agreement with Canara Bank under Reserve Bank of India’s (“RBI”) One Time Restructuring (“OTR) framework on May 25, 2021. Pursuant to the restructuring agreement:

a.
The existing line of credit outstanding balance has been bifurcated into term loans.

b.
The rate of interest on the existing term loan and on overdue interest has been reduced to LIBOR plus 3%.

c.
There will be moratorium of principal till September, 2022 for term loans.

The EIR for period ended September 30, 2021 is 3.18%
The carrying value of the restructured borrowing as on September 30, 2021 is $10,151,023.
MVP obtained financing to acquire and upgrade warehouse/production facilities in Elkin in North Carolina and Union City in Tennessee. The debt is secured by these two facilities.
7.
On May 25, 2021, MVP entered into a restructuring agreement with Bank of Baroda under RBI’s OTR framework. Pursuant to the restructuring agreement:

a.
The existing line of credit outstanding balance has been bifurcated into working capital loans, term loans and compulsorily converted debentures.

b.
The rate of interest on the existing term loan, working capital loan and on overdue interest has been reduced to LIBOR plus 3.25%.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
c.
There will be moratorium of principal till September, 2022 for term loans.

The EIR for period ended September 30, 2021 is 3.43%
The carrying value of the restructured borrowing as on September 30, 2021 is as follows:
Working capital loan (presented as short-term debt in note 10)	$41,184,433
Term loan from bank	$29,049,085
CCD (at amortized cost)*	$43,039,928

*
CCDs carry a coupon rate of 1 % per annum.25% of CCDs are convertible /subject to buyback each year starting from FY 2023 to FY 2026 (at the option of MVP).The conversion price of the CCDs to equity shares would be decided as per an independent valuation exercise. The CCDs are subsequently measured at amortised cost as monetary value of the consideration to be received by the holder upon conversion of the CCD is fixed at inception.

The above loans are secured against all current assets of MVP and further guaranteed by PIL and the directors of the company.
8.
MVP has obtained loan from Manipal Media Network Limited, minority owner of the Group at a fixed rate of interest of 8%. The balance of loan as of September 30, 2021 was $14,475,925. Further, MVP has taken an interest free loan from Mr. Gautham Pai (Director of the Company) amounting to $1,440,700 which is outstanding as of September 30, 2021.

13.
OTHER NON-CURRENT LIABILITIES

September 30, 2021
Capital lease obligation (net of current portion)	546,530
546,530
MVP has entered into capital leases for the purchase of warehouse equipment. Future minimum lease payments under the capital leases as at September 30, 2021 are as follows:
Minimum lease payments at inception	3,132,294
Imputed rate of interest	5.50%
Amount of imputed interest	258,170
Present value of lease obligation at inception	2,874,124
Minimum lease payments as on September 30, 2021:
2022	549,060
2023	723,346
Total minimum lease payments	1,272,406
Amount of imputed interest	45,417
Principal balance	1,226,989
– Current	680,459
– Non-current	546,530

14.
COMMITMENTS AND CONTINGENCIES

Leases — The Group has leasing arrangements for immovable properties like building, office premises and shop premises, warehouses and showroom. During the earlier year the Group entered into an agreement

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
to sublet one of their warehouses to a third party. The sublease expires on April 30, 2022 (the same day the underlying lease expires). Future minimum lease payments under all such noncancelable operating leases, net of sublet income are as follows:
Period ending September 30	Minimum lease payments	Minimum sublet income	Minimum lease payments, net
2022	798,994	627,138	171,850
2023	—	—	—
2024	—	—	—
2025	—	—	—
2026	—	—	—
Thereafter	—	—	—
Total minimum future lease payments	798,994	627,138	171,850
Rental expense for operating leases for the period ended September 30, 2021 was $908,609.
The Group leases certain equipment under non-cancelable operating leases. Future minimum lease payments under all such noncancelable operating leases are as follows:
Period ending September 30
2022	139,346
2023	111,999
2024	—
2025	—
2026	—
Thereafter	—
Total minimum future lease payments	251,345
Rental expense for operating leases for the period ended September 30, 2021 was $69,673.
Guarantees
The Group had executed a bank guarantee of $34,742 against security for demand of tax from the Deputy Commissioner of Commercial Tax, Udupi (Vat Assessment for the year 2015-16 & 2017-18), as a pre-condition to file the Appeal before the Joint commissioner, under The Karnataka Value Added Tax Act — 2003, India (KVAT Act 2003).
The Group had executed a General Security Bond of $24,277 in favor of the President of India represented by the Commissioner of Customs, Panambur, Mangalore. This bond is backed by a bank guarantee for $5,611 issued by Syndicate bank, Manipal Branch.
Litigations
From time to time, the Group may become involved in various legal proceedings in the ordinary course of its business and may be subject to third-party infringement claims.
While uncertainties are inherent in the final outcome of these matters, management believes that any liability for the Group that may arise out of or with respect to these matters will not materially adversely affect the financial position, results of operations, or cash flows of the Group.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
15.
COMMON STOCK

As of September 30, 2021 the Company had 6,880,000 shares of common stock authorized, issued and fully paid up of United Arab Emirates Dirham (“AED”) 1/-(USD Equivalent 0.2723) each.
16.
REVENUE RECOGNITION

The Group generates revenue from the sale of its products to customers. Revenue from the sale of product to customers is recognized when the performance obligation is satisfied, which is the point at which control of the promised good is transferred to the customer.
Disaggregation of revenue
The following table provides information about disaggregated customers by region for the period ended September 30, 2021:
Geography	For six months ended September 30, 2021
India	9,997,165
United States of America	27,564,164
Australia	2,875,422
United Kingdom	3,985,116
Other countries	1,308,612
45,730,479

17.
EMPLOYEE BENEFIT PLANS

a)   Brief description of the plans:
The Group has three schemes for long term benefits: provident fund, gratuity and 401(k) plan. In case of funded schemes, the funds are recognized by the tax authorities and administered through trustees/ appropriate authorities. The Group’s defined contribution plans are Employees’ Provident Fund (under the provisions of the Employees’ Provident Fund and Miscellaneous Provisions Act,1952, India) and 401(k) of the United States of America. The Group has no further obligation beyond making the contributions to the said fund. The Group is also contributing towards Employee State Insurance Plan, as per statutory requirements, wherein the Group has no further obligation beyond making the contributions. The Group’s defined benefit plan is gratuity.
b)   Charge to interim consolidated statement of comprehensive loss based on contributions:
The Group’s contribution to Provident Fund charged to interim consolidated statement of comprehensive income (loss) under selling general and administrative expense is $107,058 for the period ended September 30, 2021
The Group’s contribution to Employee State Insurance plan charged to interim consolidated statement of comprehensive income (loss) under selling general and administrative expense is $18,224 for the period ended September 30, 2021
The Group has gratuity plan with Life Insurance Corporation of India for which actuarial valuation was carried out by third party valuer. Expenses recognized (including service & other charges) under selling general and administrative expense on this account are $65,662 for the period ended September 30, 2021

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
The Group’s contribution to 401(k) plans charged to interim consolidated statement of comprehensive income (loss) during the period is $95,859.
Gratuity	September 30, 2021
Defined benefit Obligation	(816,316)
Plan Assets	277,111
Gratuity Asset/(Liability)	(539,205)
d)   Compensated absences
Employees in India are entitled to a defined benefit plan with benefits based on an employee’s accumulated leave balance and salary. Income recognized in interim consolidated statements of comprehensive income (loss) is $80,438 for the period ended September 30, 2021. The Projected benefit obligation of compensated absence in respect of earned leave of employees of the Group as at September 30, 2021 is $128,084.
18.
INCOME TAXES

Loss/ (Income) before income taxes for the period ended September 30, 2021 are as follows:
September 30, 2021
United States	(3,770,880)
India	5,033,203
Others	2,267
Total	1,264,590
Provision for income taxes for the period ended September 30, 2021, consisted of the following:
September 30, 2021
Current tax provision:
United States – Federal	94,851
United States – State and Local	—
India	(2,474)
Total current tax provision	92,377
Deferred tax provision:
United States – Federal	285,937
United States – State and Local	—
India	(269,477)
Total deferred tax provision	16,460
Tax pertaining to earlier years:
India	346
Total tax pertaining to earlier years	346
Provision for income taxes	109,183

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
The Company based out of UAE is under tax-free zone, however its subsidiaries are taxable under different jurisdictions. The effective tax rate for the Group for the six months ended September 30, 2021 is as follows:
Loss before tax	1,264,590
Provision for income tax and deferred tax	108,837
Effective tax rate	9%
Significant components of the Group’s deferred taxes as of September 30, 2021 are as follows:
September 30, 2021
Amortization and depreciation	2,390,093
Accrued liabilities and other reserves	2,597,051
Interest limitation u/s 163(j)	5,569,912
Tax credit carryforward	176,166
Net operating loss carryover	33,015,754
Total deferred tax asset before valuation allowance	43,748,976
Valuation allowance	42,468,708
Total deferred tax asset, net of valuation allowance	1,280,268
Deferred tax liability
Amortisation and depreciation	(165,808)
Intangibles/Goodwill	(770,397)
Passthrough income	(481,327)
Deferred tax liability	(1,417,442)
Net deferred tax liability	(137,174)
Net operating loss and credit carryforwards
As of September 30, 2021, MVP has U.S. federal net operating loss carryforwards of approximately $143,515,661 which can be carried forward indefinitely. The Group’s ability to utilize a portion of its net operating loss carryforwards is subject to certain limitations under section 382 of the Internal Revenue Code of 1986, as amended and corresponding provision of state law, due to ownership change that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss carryforwards that can be utilized annually to offset future taxable income. The Group has not completed a study to assess whether a change of ownership has occurred.
Any limitation may result in expiration of a portion of the net operating loss carryforwards before utilization. Further, until a study is completed by the Group and any limitation is known, deferred tax assets has been measured on the entire amount of net operating losses without considering any permanent lapses due to 382 limitation.
PGEPL has depreciation loss carryover of $67,761 that can be carried forward indefinitely and business loss carryover of $3,528,510 which can be carried forward for 8 years and will begin to expire ($49,515 in FY 2021-22, $21,581 in FY 2022-23, $11,644 in FY 2024-25, $148,179 in FY 2025-26, $427,013 in 2026-27, $996,107 in FY 2027-28, $1,361,276 in FY 2028-29 and $513,196 in FY 2029-30) if not utilized.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
Unrecognized tax benefits
The Group recognizes financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the interim consolidated financial statements is the largest benefit that has no likelihood of being realized upon ultimate settlement with the relevant tax authority. As of September 30,2021, the Group does not have any unrecognized tax benefits with a significant impact on its interim consolidated financial statements. No accrued interest and penalties have been recorded as of September 30, 2021.
No accrued interest and penalties have been recorded as of September 30, 2021.
The Group’s major tax jurisdictions are India and the U.S. and files income tax returns in other various U.S. states and international jurisdictions. Generally accepted accounting principles requires Group’s management to evaluate tax positions taken by the Group and recognize a tax liability for any uncertain positions that more than likely than not would not be sustained upon examination by the IRS. The Group is subject to routine audits by tax authorities.
The Subsidiaries file separate income tax returns in the U.S. federal jurisdiction and various state and in India. The statute of limitations for the U.S. federal income tax returns has expired for years prior to 2017. Tax returns of subsidiaries in India are subject to examination for years after March 2018. With few exceptions, subsidiaries in India are no longer subject to other income tax examinations for years before March 2018.
19.
RELATED PARTY TRANSACTIONS

The following is the list of related parties as on September 30, 2021:
Ultimate holding company:
M/s. TGP Trading FZCO, U.A.E.
Direct subsidiaries:
Primacy Industries Limited (“PIL”)
Primacy Global Enterprises Private Limited (“PGEPL”)
Step-down subsidiary:
MVP International Inc. (“MVP”)
Associate/ Significant influence:
Goose creek candles LLC (“GC”)
Minority owner:
Manipal Media Network Limited
Key Managerial Personnel:
Ms. Sandhya Satish Pai
Mr. Tonse Pai
T Gautham Pai
Satish Pai
Vanita Pai
The Group conducts transactions in the normal course of business with the entity Goose creek Candles LLC over which the Group has a significant influence. MVP one of the subsidiaries paid for

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
expense on behalf of Goose Creek Candles LLC were $65,948 for the period ending September 30, 2021. The Group has advance receivable of $3,234,198 as on September 30, 2021
The Group has an amount receivable of $100,000 from M/s. TGP Trading FZCO, U.A.E., as on September 30, 2021.
MVP has obtained loan from Manipal Media Network Limited, minority owner of the Group at a fixed rate of interest of 8%. The balance of loan as of September 30, 2021 was $14,475,925.
The Group has taken interest free loan from Mr. Gautam Pai amounting to USD 1,440,700 which is outstanding for the period ending September 30, 2021.
The Group enters transactions with the related parties at an arm’s length price.
20.   PAYCHECK PROTECTION PROGRAM LOAN FORGIVENESS
In March 2020, the United States Congress passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The Paycheck Protection Program (“PPP”) was part of this legislation. Under the PPP, qualifying small businesses and not-for-profits could apply to receive potentially, forgivable loans (grants) from the SBA. During the year ended March 31, 2021, MVP was approved for such a loan from the SBA and received a PPP loan in the amount of $4,367,863. The loan is administered by a national bank. The loan is forgivable if at least 60% of the funds are used for payroll related costs and the remaining funds are used for certain other prescribed expenditures (e.g., rent and utilities). The PPP loan was forgiven in full in June 2021, MVP recognized gain on the PPP Loan extinguishment of $4,367,863 for the period ended September 30, 2021.
21.
SUBSEQUENT EVENTS

On December 13, 2021, Global Consumer Acquisition Corp (“GACQ”) entered into a stock purchase agreement (“SPA”) with the Company, pursuant to the term of the SPA, the purchase price payable by GACQ to the Company is in the form of the issuance of shares of common stock of GACQ (valued at $10 per share) and is based on an enterprise value of $270,000,000, which enterprise value is subject to a downward adjustment determined prior to the closing by GACQ but the enterprise value in any event shall not be less than $220,000,000.
The Group evaluated subsequent events from September 30, 2021, the date of these interim consolidated financial statements, through February 10, 2022, which represents the date the interim consolidated financial statements were available for issuance, for events requiring recording or disclosure in the interim consolidated financial statements for the period ended September 30, 2021.
22.
DATE OF AUTHORIZATION OF FINANCIAL STATEMENTS

The Interim consolidated Financial Statements were authorized and available for issuance on February 10, 2022.
23.
SEGMENT REPORTING

Reportable segments include components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (the “CODM”) in deciding how to allocate resources and in assessing performance. The Group operates in a single operating segment. The Chief Executive Officer (CEO) is the chief operating decision maker of the Group and makes operating decisions, assesses financial performance, and allocates resources based upon discrete financial information at a consolidated level.

GP GLOBAL LIMITED
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(all amounts are in USD unless otherwise stated)
Summarized financial information of the Group’s revenue by geographic location for the period ending September 30, 2021 is as follows:
Geography	September 30, 2021
India	9,997,165
United States of America	27,564,164
Australia	2,875,422
United Kingdom	3,985,116
Other countries	1,308,612
45,730,479
The Group’s long-lived assets by geographic location as of September 30, 2021 is as follows:
United States	23,959,818
India	5,503,317
29,463,135

24.
Effects of COVID-19 on operations

Toward the end of the fiscal year ended March 31, 2020, there was an outbreak of a new, deadly strain of coronavirus (COVID-19). This outbreak led to a global pandemic related to the spread of COVID-19. Significant effects of this pandemic were felt by companies and people in the United States of America and around the globe starting in January 2020 on account of supply chain disruptions followed by staff availability issues. The global effects of the pandemic are on-going. While it is difficult to predict the effects of this unprecedented world event on the Group’s future financial condition and liquidity, Group management feels that it should be able to overcome the economic effects of the pandemic. Group management is actively monitoring the global situation on the Group’s future financial condition, liquidity, operations, suppliers, customers and workforce. In addition, the Group is making operations leaner and is concentrating on customers that had robust online presence or were considered essential during the pandemic.
The known effects of COVID-19 on the Group have been the following:
1.   The Group’s supply chain from Asia got impacted due to COVID-19 related staffing reductions as supplier facilities.
2.   The adverse economic effects of COVID-19 have changed customer spending based on restrictions put in place by governments trying to curb the outbreak and/or change consumer behavior. As such the Group has realigned its strategies.
The Group has been adjusting their operations to the current market and supply chain conditions. They have also been working with their lenders in order to go forward with adequate liquidity. On March 27, 2020, the RBI issued policies to help the customers of RBI member banks to deal with the economic effects of the global pandemic. The Group’s primary lenders are RBI member banks. The main policies issued by RBI were an easing of credit limits on existing borrowers and moratoriums on the collections of loan payments from existing borrowers. The RBI has continued to extend these. These reliefs were available for all term loans and working capital facilities issued by RBI member bank.

GP GLOBAL LIMITED
DUBAI — UNITED ARAB EMIRATES
INTERIM UNAUDITED CONSOLIDATED BALANCE SHEET AND INTERIM UNAUDITED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

GP GLOBAL LIMITED
DUBAI — UNITED ARAB EMIRATES
Contents
FINANCIAL STATEMENTS
INTERIM CONSOLIDATED BALANCE SHEET	F-154
INTERIM CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)	F-155

GP GLOBAL LIMITED
INTERIM CONSOLIDATED BALANCE SHEET
(Unaudited)
(all amounts are in USD unless otherwise stated)
September 30, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	15,083,519
Restricted cash balance	30,015,825
Accounts receivable, net of allowance for doubtful accounts of $1,039,403	13,343,846
Inventories	27,907,381
Prepaid expenses	432,918
Other current assets	5,452,644
Total current assets	92,236,133
Investments	25,500
Property, plant and equipment, net	29,463,135
Intangible assets, net	230,323
Equity accounted investments	1,921,736
Other non-current assets	3,890,650
Total assets	127,767,477
LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Short-term debt	65,337,298
Accounts payables	32,238,841
Other current liabilities	27,178,523
Total current liabilities	124,754,662
Long-term debt	146,370,378
Employee compensation and benefits	539,205
Other non-current liabilities	546,530
Deferred tax liabilities, net	137,177
Total liabilities	272,347,769
STOCKHOLDERS’ DEFICIT
Common stock, $0.2723 par value per share, 6,880,000 shares authorized, issued and outstanding	1,873,433
Accumulated deficit	(143,782,642)
Foreign currency translation reserve	3,576,293
Total stockholders’ equity	(138,332,929)
Non-controlling interest	(6,247,242)
Total deficit	(144,580,471)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	127,767,477

GP GLOBAL LIMITED
INTERIM CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
(Unaudited)
(all amounts are in USD unless otherwise stated)
September 30, 2021
Revenue	83,570,228
Cost of revenue	55,462,021
Gross profit	28,108,207
OPERATING EXPENSES
Selling, general & administrative expenses	30,039,562
Depreciation & Amortization	2,291,962
Total operating expenses	32,331,524
Loss before income taxes and share of profit on equity accounted investments	(4,223,317)
OTHER (INCOME) / EXPENSE
Interest income	(54,281)
Interest expense	8,653,072
Other income, net	(7,042,604)
Total other income	(1,556,187)
Loss before income taxes and share of profit on equity accounted investments	(5,779,504)
Provision for income taxes	1,659,221
Net loss before share of profit on equity accounted investments	(7,438,725)
Share of profit on Equity accounted investment	(1,127,949)
Net loss for the period	(6,310,776)
Net loss attributable to non-controlling interest	(474,447)
Net loss attributable to owners	(5,836,329)
Other comprehensive income
Foreign currency translation adjustments	112,230
Total Other Comprehensive income	112,230
Comprehensive income attributable to noncontrolling interest, net of tax	3,588
Comprehensive income attributable to owners	108,642
Total Comprehensive loss	(6,198,546)
Weighted average common shares outstanding	6,880,000
Basic loss per common share	(0.85)
Diluted loss per common share	(0.85)

ANNEX A
STOCK PURCHASE AGREEMENT
dated
December 13, 2021
by and among
CLP Luminex Holdings, LLC,
Luminex Home Decor & Fragrance Holding Corporation
and
Global Consumer Acquisition Corp.

A-i

A-ii

Exhibit A – Purchaser Support Agreement
Exhibit B – Accounting Methodologies
Exhibit C – Form of Escrow Agreement
Schedule 1.1(a): Assumed Funded Debt
Schedule 1.1(b): Closing Funded Debt
Schedule 1.1(c): Retention Payments
Schedule 1.1(d): Company Expenses (Liabilities and Obligations)
Schedule 1.1(e): Dormant Subsidiaries
Schedule 1.1(f): Excluded Severance
Schedule 1.1(g): Incurred Purchaser Expenses
Schedule 1.1(h): Leases

A-iii

Schedule 1.1(i): LTM EBITDA Methodologies
Schedule 1.1(j): Permitted Liens
Schedule 1.1(k): Sponsor Supporters
Schedule 6.1(a): Conduct of the Business
Schedule 6.13(b): Restricted Employees
Schedule 7.2(i): Company Consents
Schedule 7.2(j): Payoff Letters
Schedule 7.2(k): Director Resignations

A-iv

STOCK PURCHASE AGREEMENT
STOCK PURCHASE AGREEMENT dated as of December 13, 2021 (this “Agreement”), by and among, CLP Luminex Holdings, LLC, a Delaware limited liability company (“Seller”), Luminex Home Decor & Fragrance Holding Corporation, a Delaware corporation (the “Company”), and Global Consumer Acquisition Corp., a Delaware corporation (“Purchaser”).
WITNESSETH:
A.   The Company and its Subsidiaries (the “Company Group”) are in the business of designing and manufacturing branded and private label decor and fragrance products across multiple channels and related activities (as conducted by the Company Group, the “Business”);
B.   Purchaser is a blank check company formed for the sole purpose of entering into a share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities;
C.   Seller is the sole stockholder of the Company and owns beneficially and of record 100% of issued and outstanding shares of capital stock of the Company (the “Company Shares”);
D.   Purchaser has entered or will enter into subscription agreements (the “Subscription Agreements”) with certain investors, pursuant to which such investors, upon the terms and subject to the conditions set forth therein, shall purchase shares of Purchaser Common Stock at $10.00 per share in a private placement or placements (the “PIPE Financing”), to be consummated prior to the Closing;
E.   The Sponsor Supporters, concurrently with the execution and delivery of this Agreement, are entering into a Voting Support Agreement (the “Purchaser Support Agreement”) in the form set forth on Exhibit A, pursuant to which, among other things, the Sponsor Supporters have agreed to vote their stock of Purchaser in favor of this Agreement and the transactions contemplated hereby; and
F.   Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all of the Company Shares upon the terms and conditions hereinafter set forth. In consideration of the mutual covenants and promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
ARTICLEI
DEFINITIONS
1.1   Definitions.
“AAA” has the meaning set forth in Section 10.16.
“AAA Procedures” has the meaning set forth in Section 10.16.
“Accounting Firm” means a nationally recognized, reputable accounting firm in the United States that is mutually agreed upon in writing by Purchaser and Seller and to be engaged by Purchaser, Global Consumer Acquisition LLC, GP Global Limited or any of their Subsidiaries.
“Accounting Methodologies” means the accounting methods set forth in Exhibit B.
“Acquisition” means the purchase of the Company Shares by Purchaser in accordance with the terms of this Agreement.
“Action” means any legal action, litigation, suit, claim, hearing, proceeding or investigation, including any audit, claim or assessment for Taxes or otherwise, by or before any Authority.
“Actual Adjustment” means (x) the Purchase Price as set forth on the Final Statement of Purchase Price minus (y) the Estimated Purchase Price (which Actual Adjustment may be a negative number).
“Additional Agreements” means the Escrow Agreement, Purchaser Support Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement to be executed in connection with the transactions contemplated hereby.

“Additional Purchaser SEC Documents” means all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Purchaser with the SEC under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, subsequent to the date of this Agreement.
“Adjustment Escrow Funds” has the meaning set forth in Section 2.2(b)(i).
“Adjustment Resolution Period” has the meaning set forth in Section 2.3(b)(ii).
“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such Person.
“Agreed Amount” has the meaning set forth in Section 9.3(b).
“Agreement” has the meaning set forth in the preamble.
“Alternative Proposal” has the meaning set forth in Section 6.2(b).
“Alternative Transaction” has the meaning set forth in Section 6.2(a).
“Annual Financial Statements” has the meaning set forth in Section 4.9(a).
“Antitrust Laws” means any applicable Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, including the HSR Act.
“Applicable Taxes” mean such Taxes as defined in IRS Notice 2020-65 (and any corresponding Taxes under state or local Tax Law).
“Applicable Wages” mean such wages as defined in IRS Notice 2020-65 (and any corresponding wages under state or local Tax Law).
“Assumed Funded Debt” means the Closing Funded Debt set forth on Schedule 1.1(a).
“Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority exercising executive, legislative, judicial, regulatory or administrative functions (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.
“Balance Sheet” means the audited consolidated balance sheet of the Company as of February 28, 2021.
“Balance Sheet Date” has the meaning set forth in Section 4.9(a).
“Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or controlled by a Person in which a Person’s assets, the business or its transactions are otherwise reflected, other than stock books and minute books.
“Business” has the meaning set forth in the recitals to this Agreement.
“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day.
“CARES Act” means Coronavirus Aid, Relief, and Economic Security Act.
“Claim Notice” has the meaning set forth in Section 9.3(b).

“Claimed Amount” has the meaning set forth in Section 9.3(b).
“Closing” has the meaning set forth in Section 3.1.
“Closing Balance Sheet” has the meaning set forth in Section 2.3(a).
“Closing Cash” means cash and cash equivalents of the Company and its consolidated Subsidiaries as of immediately prior to the Closing, determined in accordance with U.S. GAAP applied on a basis consistent with the methodologies, practices, estimation techniques, assumptions and principles used in the preparation of the Latest Balance Sheet, and with the Accounting Methodologies.
“Closing Date” has the meaning set forth in Section 3.1.
“Closing Funded Debt” means (a) the Indebtedness listed on Schedule 1.1(b) as of immediately prior to the Closing and (b) without duplication of any items listed on Schedule 1.1(b), all obligations of the Company and its consolidated Subsidiaries for borrowed money (including any accrued and unpaid interest with respect thereto), as of immediately prior to the Closing required to be reflected as indebtedness on a consolidated balance sheet of the Company and its consolidated Subsidiaries as of such date prepared in accordance with U.S. GAAP applied on a basis consistent with the methodologies, practices, estimation techniques, assumptions and principles used in the preparation of the Latest Balance Sheet, and with the Accounting Methodologies.
“COBRA” means collectively, the requirements of Sections 601 through 606 of ERISA and Section 4980B of the Code.
“Code” means the Internal Revenue Code of 1986, as amended.
“Commercial Tax Agreement” means customary commercial agreements not primarily related to Taxes that contain agreements or arrangements relating to the apportionment, sharing, assignment or allocation of Taxes (such as financing agreements with Tax gross-up obligations or leases with Tax escalation provisions).
“Company” has the meaning set forth in the Preamble.
“Company Certificate of Incorporation” means the Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on May 12, 2016.
“Company Common Stock” means the common stock of the Company, par value $0.001 per share.
“Company Consent” has the meaning set forth in Section 4.8.
“Company Exclusively Licensed IP” means all Company Licensed IP that is exclusively licensed to or purported to be exclusively licensed to any member of the Company Group.
“Company Expenses” means (a) all expenses of the Company and its Subsidiaries incurred or to be incurred prior to and through the Closing in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby and the Closing, including all fees and disbursements of financial advisors, attorneys, accountants and other advisors and service providers, in each case that remain unpaid as of the Closing, (b) 50% of the premium of the RWI Policy, (c) all severance payments to directors, officers and employees of the Company Group that are payable solely as a result of the Acquisition and not as a result of any Purchaser action, (d) the Excluded Severance, (e) 50% of all retention payments to directors, officers and employees of the Company Group that are payable solely as a result of the Acquisition set forth on Schedule 1.1(c), (f) 50% of the costs and expenses associated with any filing under the HSR Act and any other applicable Antitrust Laws, (g) all change-of-control or similar transaction bonus payments (including phantom equity bonuses) to directors, officers and employees of the Company Group that are payable as a result of the Acquisition, (h) the liabilities or obligations of the Company Group listed on Schedule 1.1(d) to the extent not included in other clauses of this definition of Company Expenses or in the definition of Closing Funded Debt, and (i) all costs and expenses relating to the closing, liquidation or winding-up of the Dormant Subsidiaries; provided, that the Company Expenses will not include the Incurred Purchaser Expenses.
“Company Financial Statements” has the meaning set forth in Section 4.9(a).

“Company Fundamental Representations” means the representations and warranties of the Company set forth in Section 4.1(a) (Corporate Existence and Power), the first two sentences of Section 4.1(b) (Corporate Existence and Power), Section 4.2 (Authorization), Section 4.5 (Capitalization), Section 4.7 (Subsidiaries) and Section 4.26 (Finders’ Fees).
“Company Group” has the meaning set forth in the recitals to this Agreement.
“Company Information Systems” has the meaning set forth in Section 4.18(n).
“Company IP” means, collectively, all Company Owned IP and Company Licensed IP.
“Company Licensed IP” means all Intellectual Property owned by a third Person and licensed to or purported to be licensed to any member of the Company Group or that any member of the Company Group otherwise has a right to use or purports to have a right to use.
“Company October Financial Statement” has the meaning set forth in Section 4.9(a).
“Company Owned IP” means all Intellectual Property owned or purported to be owned by any member of the Company Group, in each case, whether exclusively, jointly with another Person or otherwise.
“Company Shares” has the meaning set forth in the recitals.
“Company Stockholders” means, at any given time, the holders of capital stock of the Company.
“Confidential Information” means any information, knowledge or data concerning the businesses and affairs of the Company Group, or any suppliers, customers or agents of the Company Group that is not already generally available to the public, including any Intellectual Property.
“Confidentiality Agreement” means the Mutual Non-Disclosure Agreement dated as of June 16, 2021 by and between the Company and Purchaser.
“Contracts” means the Lease and all other legally binding contracts, agreements, leases (including equipment leases, car leases and capital leases), licenses, Permits, commitments, client contracts, statements of work (SOWs), sales and purchase orders and similar instruments, oral or written, to which any member of the Company Group is a party or by which any of its respective properties or assets is bound.
“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings.
“Copyleft Licenses” means all licenses or other Contracts to Software that requires as a condition of use, modification, or distribution of such Software that other Software or technology incorporated into, derived from, or distributed with such Software (i) be disclosed or distributed in source code form, (ii) be licensed for the purpose of making derivative works or (iii) be redistributable at no or minimal charge.
“Copyrights” has the meaning set forth in the definition of “Intellectual Property.”
“Data Protection Laws” means, with respect to any Person, all applicable Laws which are binding upon or applicable to such Person and relating to the Processing, privacy, security, or protection of Personal Information, and all regulations or guidance issued thereunder, including the EU General Data Protection Regulation (GDPR), the German Federal Data Protection Act (BDSG), and the California Consumer Privacy Act (CCPA), all as amended or modified from time to time.
“DGCL” means the Delaware General Corporation Law.
“Dispute” has the meaning set forth in Section 10.16.
“Disputed Amounts” has the meaning set forth in Section 2.3(b)(iii).
“Domain Names” has the meaning set forth in the definition of “Intellectual Property.”
“Dormant Subsidiaries” means the Company’s Subsidiaries set forth on Schedule 1.1(e).

“EBITDA Determination Period” means the trailing twelve-month period ending on January 31, 2022.
“Effective Time” has the meaning set forth in Section 3.1.
“Enforceability Exceptions” has the meaning set forth in Section 4.2(a).
“Enterprise Value” means either: (a) if LTM EBITDA is equal to or greater than $23,500,000, then Enterprise Value means $200,000,000; or (b) if LTM EBITDA is less than $23,500,000, then Enterprise Value means the product of (i) LTM EBITDA and (ii) eight (8); provided, however, that in no event shall Enterprise Value be less than $160,000,000, including to calculate the Estimated Purchase Price or the Purchase Price.
“Environmental Laws” shall mean all applicable Laws that prohibit, regulate or control any Hazardous Material or any Hazardous Material Activity, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Recovery and Conservation Act of 1976, the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act and the Clean Water Act.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means each entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the Company Group, or that is, or was at the relevant time, a member of the same “controlled group” as the Company Group pursuant to Section 4001(a)(14) of ERISA.
“Escrow Accounts” has the meaning set forth in Section 2.2(b)(i).
“Escrow Agent” means KeyBank National Association.
“Escrow Agreement” has the meaning set forth in Section 2.2(b)(i).
“Estimated Purchase Price” means a good faith estimate of the Purchase Price, as determined by Seller and reviewed and approved by the Accounting Firm based upon the Company’s most recent financial statements as of the date of such estimate while taking into account changes in the Company’s financial position since the date of such financial statements. In connection with determining the Estimated Purchase Price, Seller shall estimate (a) the Intercompany Loan Extinguishment Taxes, (b) Enterprise Value; (c) the amount of Closing Funded Debt; (d) the amount of Company Expenses; (e) the amount of Closing Cash; (f) the Net Working Capital Adjustment; and (g) the Incurred Purchaser Expenses.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Matter” means any one or more of the following: (a) general economic or political conditions; (b) conditions generally affecting the industries in which the Company or its Subsidiaries operates; (c) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (d) any changes in applicable Laws (including in connection with the COVID-19 pandemic) or accounting rules (including U.S. GAAP) or the enforcement, implementation or interpretation thereof; (e) the announcement, pendency or completion of the transactions contemplated by this Agreement; (f) any natural or man-made disaster, acts of God or pandemics, including the COVID-19 pandemic, or the worsening thereof; (g) any failure by the Company to meet any internal or published projections, forecasts or revenue or earnings predictions; or (h) arising out of any action taken or omitted to be taken at the written request or with the written consent of Purchaser (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from the definition of a “Material Adverse Effect” may be taken into account in determining whether there has been a Material Adverse Effect); provided, however, that the exclusions provided in the foregoing clauses (a) through (d), and clause (f) shall not apply to the extent that the Company Group, taken as a whole is disproportionately affected by any such exclusions or any change, event or development to the extent resulting from any such exclusions relative to all other similarly situated companies that participate in the industry in which they operate.
“Excluded Severance” means 50% of any severance payments payable by the Company Group to the employee(s) listed on Schedule 1.1(f) in connection with their termination of employment by the Company Group (whether such termination occurs prior or after the Closing).

“Final Statement of Purchase Price” has the meaning set forth in Section 2.3(b)(vi).
“Foreign Corrupt Practices Act” has the meaning set forth in Section 4.17(a).
“Hazardous Material” shall mean any material, emission, chemical, substance or waste that has been designated by any Authority to be radioactive, toxic, hazardous, a pollutant or a contaminant.
“Hazardous Material Activity” shall mean the transportation, transfer, recycling, storage, use, treatment, manufacture, removal, remediation, release, exposure of others to, sale, labeling, or distribution of any Hazardous Material or any product or waste containing a Hazardous Material, or product manufactured with ozone depleting substances, including any required labeling, payment of waste fees or charges (including so-called e-waste fees) and compliance with any recycling, product take-back or product content requirements with respect to Hazardous Materials.
“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any rules or regulations promulgated thereunder.
“Immaterial Intellectual Property” means all Intellectual Property created in the ordinary course of business which is unregistered or is not necessary to the ongoing operations of the Company.
“Incurred Purchaser Expenses” means the costs and expenses set forth on Schedule 1.1(g).
“Indebtedness” means with respect to any Person, (a) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (including amounts by reason of overdrafts and amounts owed by reason of letter of credit reimbursement agreements), including with respect thereto, all interests, fees and costs, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to creditors for goods and services incurred in the ordinary course of business consistent with past practices), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all obligations of such Person under leases required to be accounted for as capital leases under U.S. GAAP, (g) all guarantees by such Person, (h) all liability of such Person with respect to any hedging obligations, including interest rate or currency exchange swaps, collars, caps or similar hedging obligations, (i) any unfunded or underfunded liabilities pursuant to any retirement or nonqualified deferred compensation plan or arrangement, and any earned but unpaid compensation (including salary, bonuses and paid time off), (j) long term and short term deferred revenue, (k) any obligations that the Company has elected to defer pursuant to the CARES Act or as a result of COVID-19, including any deferred rent or deferred withholding Taxes, and any liabilities associated with any loans or other stimulus packages received by the Company under the CARES Act and applicable rules and regulations thereunder, and (l) any agreement to incur any of the same. For informational purposes, Indebtedness shall include any grants or loans that are not carried as tangible liabilities on the financial statements on a stand-alone basis (whether or not such liabilities are included in the footnotes to the financial statements), including the Company’s obligations under the Contracts set forth on Schedule 4.15(a). “Indemnified Party” has the meaning set forth in Section 9.3(a)(i).
“Independent Accountant” has the meaning set forth in Section 2.3(b)(iii).
“Intellectual Property” means all of the worldwide intellectual property rights and proprietary rights associated with any of the following, whether registered, unregistered or registrable, to the extent recognized in a particular jurisdiction: discoveries, inventions, ideas, technology, know-how, trade secrets, and Software, in each case whether or not patentable or copyrightable (including proprietary or confidential information, systems, methods, processes, procedures, practices, algorithms, formulae, techniques, knowledge, results, protocols, models, designs, drawings, specifications, materials, technical data or information, and other information related to the development, marketing, pricing, distribution, cost, sales and manufacturing) (collectively, “Trade Secrets”); trade names, trademarks, service marks, trade dress, product configurations, other indications of origin, registrations thereof or applications for registration therefor, together with the goodwill associated with the foregoing (collectively, “Trademarks”); patents, patent applications, utility models, industrial designs, supplementary protection certificates, and certificates of inventions, including all re-issues, continuations, divisionals, continuations-in-part, re-examinations, renewals, counterparts, extensions, and validations thereof (collectively, “Patents”); works of authorship, copyrights, copyrightable materials, copyright registrations and applications for copyright registration (collectively, “Copyrights”); domain names and URLs (collectively, “Domain Names”), social media accounts, and other intellectual property, and all embodiments and fixations thereof and related documentation and registrations and all additions, improvements and accessions thereto.
“Intercompany Loan Extinguishment Taxes” means any Taxes connected or related to, or resulting from the settlement or extinguishment of the intercompany loan between PartyLite, Inc. (f/k/a Blyth, Inc.), as borrower, and Blyth Holding, BV, as lender, as determined as promptly as practicable following the date hereof by the Company’s outside accountants and reviewed and approved pursuant to Section 2.2(a).
“Interim Period” has the meaning set forth in Section 6.1(a).
“IP Contracts” means, collectively, any and all Contracts to which any member of the Company Group is a party or by which any of its respective properties or assets is bound, in any case under which the Company Group (i) is granted a right (including option rights, rights of first offer, first refusal, first negotiation, etc.) in or to any Intellectual Property of a third Person, (ii) grants a right (including option rights, rights of first offer, first refusal, first negotiation, etc.) to a third Person in or to any Intellectual Property owned or purported to be owned by the Company Group or (iii) has entered into an agreement not to assert or sue with respect to any Intellectual Property (including settlement agreements and co-existence arrangements), in each case other than (A) “shrink wrap” or other licenses for generally commercially available software (including Publicly Available Software) or hosted services, (B) customer, distributor or channel partner Contracts on Company’s standard forms, (C) Contracts with the Company Group’s employees or contractors on Company’s standard forms, and (D) customary non-disclosure agreements entered into in the ordinary course of business consistent with past practices (subparts (A)-(D) collectively, the “Standard Contracts”).
“IPO” means the initial public offering of Purchaser pursuant to a prospectus dated June 8, 2021.
“Knowledge of Purchaser” or “to Purchaser’s Knowledge” means the actual knowledge after reasonable inquiry of Rohan Ajila, Sean Peters, Aarti Koya, Vinod Kulkarni, Drew Moore and Vishnuprasad BG.
“Knowledge of the Company” or “to the Company’s Knowledge” means the actual knowledge after reasonable inquiry of Scott Meader, Sarah Burton, Martin Koehler, Patrick Piccininno, Raul Tellez, Kecia Hielscher, Torsten Richter, Nathaniel Varnum, Teena Carter and Michelle Tassinari.
“Latest Balance Sheet” means the unaudited consolidated balance sheet of the Company as of September 30, 2021.
“Law” means any domestic or foreign, federal, state, municipality or local law, statute, ordinance, code, rule, or regulation.
“Leases” means, collectively, the leases described on Schedule 1.1(h).
“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, claim, security interest or encumbrance of any kind in respect of such property or asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing.
“LifeCo Transaction” means the potential acquisition of GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates, or one or more of its Subsidiaries.
“Losses” has the meaning set forth in Section 9.2(a).
“LTM EBITDA” means, for the EBITDA Determination Period, the sum for the Company and its Subsidiaries, calculated in accordance with U.S. GAAP, of (i) net sales for such period, minus (ii) costs of sales for such period, minus (iii) operating expenses for such period; provided, however; that EBITDA shall in any event exclude (A) depreciation and amortization expenses, (B) interest expense, (C) extraordinary items, (D) income taxes exclusive of franchise taxes, (E) all gains or losses in connection with sales or dispositions of assets and investments not in the ordinary course of business, and (F) any inventory write-downs done at the written request of Purchaser or its Representatives; all determined applied on a basis consistent with past practice, the methodologies, practices, estimation techniques, assumptions and principles listed on Schedule 1.1(i), and the QoE Report for the EBITDA Determination Period.
“Material Adverse Effect” means any fact, effect, event, development, change, state of facts, condition, circumstance, violation or occurrence (an “Effect”) that, individually or together with one or more other contemporaneous Effect, (i) has or would reasonably be expected to have a materially adverse effect on the financial condition, assets, liabilities, business, prospects or results of operations of the Company Group; or (ii) prevents or materially impairs or would reasonably be expected to prevent or materially impair the ability of Seller and the Company Group to consummate the Acquisition and the other transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement; provided, however, that a Material Adverse Effect shall not be deemed to include Effects (and solely to the extent of such Effects) resulting from an Excluded Matter.
“Material Contracts” has the meaning set forth in Section 4.15(a). “Material Contracts” shall not include any Contracts that are also Plans.
“Net Working Capital” means the result (whether positive or negative) equal to (i) the sum of the Company’s and its Subsidiaries’ current assets on a consolidated basis determined in accordance with U.S. GAAP applied on a basis consistent with the methodologies, practices, estimation techniques, assumptions and principles used in the preparation of the Latest Balance Sheet, and with the Accounting Methodologies, minus (ii) the sum of the Company’s and its Subsidiaries’ current liabilities on a consolidated basis determined in accordance with U.S. GAAP applied on a basis consistent with the methodologies, practices, estimation techniques, assumptions and principles used in the preparation of the Latest Balance Sheet, and with the Accounting Methodologies; provided that (a) notwithstanding clause (i) above, the current assets of the Company and its Subsidiaries shall not include (I) assets included in the definition of Closing Cash or (II) deferred Tax assets, and (b) notwithstanding clause (ii) above, the current liabilities of the Company and its Subsidiaries shall not include (I) Company Expenses, (II) deferred Tax liabilities or (III) any liabilities that are included in the definition of Closing Funded Debt.
“Net Working Capital Adjustment” means (i) the amount by which Net Working Capital as of immediately prior to the Closing exceeds $54,000,000 or (ii) the amount by which Net Working Capital as of immediately prior to the Closing is less than $54,000,000; provided that any amount which is calculated pursuant to clause (ii) above shall be deemed to be a negative number.
“Offer Documents” has the meaning set forth in Section 6.6(a).
“Order” means any decree, order, judgment, writ, award, injunction, stipulation, determination, award, rule or consent of or by an Authority.
“Other Filings” means any filings to be made by Purchaser required under the Exchange Act, Securities Act or any other United States federal, foreign or blue sky laws, other than the SEC Statement and the other Offer Documents.
“Outside Closing Date” has the meaning set forth in Section 8.1(a).
“Patents” has the meaning set forth in the definition of “Intellectual Property.”
“PCAOB Financials” has the meaning set forth in Section 6.11.
“Permit” means each license, franchise, permit, order, approval, consent or other similar authorization required to be obtained and maintained by the Company under applicable Law to carry out or otherwise affecting, or relating in any way to, the Business.
“Permitted Liens” means (a) all Liens under the Assumed Funded Debt, (b) all defects, exceptions, restrictions, easements, rights of way and encumbrances either (i) disclosed in policies of title insurance which have been made available to Purchaser or (ii) which does not, individually or in the aggregate, materially impair (or would be reasonably expected to materially impair) the continued use and operation of the property to which they relate as presently conducted; (c) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business consistent with past practices for amounts (i) that are not delinquent or which are being contested in good faith by appropriate proceedings (and for which adequate accruals or reserves have been established on the Company Financial Statements in accordance with U.S. GAAP), (ii) that are not material to the business, operations and financial condition of the Company so encumbered, either individually or in the aggregate, or (iii) not resulting from a breach, default or violation by the Company Group of any Contract or Law; (d) Liens for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings (and for which adequate accruals or reserves have been established on the Company Financial Statements in accordance with U.S. GAAP); and (e) the Liens set forth on Schedule 1.1(j).
“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.
“Personal Information” means (i) any data or information that, alone or in combination with other data or information identifies an individual natural Person (including any part of such Person’s name, physical address, telephone number, email address, financial account number or credit card number, government issued identifier (including social security number and driver’s license number), user identification number and password, billing and transactional information, medical, health or insurance information, date of birth, educational or employment information, vehicle identification number, IP address, cookie identifier, or any other number or identifier that identifies or relates to an individual natural Person, or such Person’s vehicle, browser or device); (ii) or any other data or information that constitutes personal data, personal health information, protected health information, personally identifiable information, personal information or similar defined term under any Data Protection Law.
“Plan” means each “employee benefit plan” within the meaning of Section 3(3) of ERISA and all other compensation and benefits plans, policies, programs, arrangements or payroll practices, including multiemployer plans within the meaning of Section 3(37) of ERISA, and each other stock purchase, stock option, restricted stock, severance, retention, employment (other than any employment offer letter in such form as previously provided to Purchaser that is terminable “at will” without any contractual obligation on the part of the Company Group to make any severance, termination, change of control, or similar payment), consulting, change-of-control, collective bargaining, bonus, incentive, deferred compensation, employee loan, fringe benefit and other benefit plan, agreement, program, policy, commitment or other arrangement, whether or not subject to ERISA (including any related funding mechanism now in effect or required in the future), whether formal or informal, oral or written, in each case, that is sponsored, maintained, contributed or required to be contributed to by the Company Group, or under which the Company Group has any current or potential liability.
“Process,” “Processed” or “Processing” means any operation or set of operations performed upon Personal Information or sets of Personal Information, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination, or otherwise making available, alignment or combination, restriction, erasure, or destruction.
“Proxy Statement” has the meaning set forth in Section 6.6(a).
“Publicly Available Software” means each of any Software that contains, or is derived in any manner (in whole or in part) from, any Software that is distributed as free software, “copyleft,” open source software (e.g. Linux), or under similar licensing and distribution models, including any of the following: (A) the GNU General Public License (GPL) or Lesser/Library GPL (LGPL), (B) the Artistic License (e.g., PERL), (C) the Mozilla Public License, (D) the Netscape Public License, (E) the Sun Community Source License (SCSL), (F) the Sun Industry Source License (SISL) and (G) the Apache Server License, including for the avoidance of doubt all Software licensed under a Copyleft License.
“Purchase Price” means (i) the Enterprise Value, plus (ii) the Net Working Capital Adjustment (which may be a negative number), plus (iii) the amount of Closing Cash, minus (iv) the amount of Closing Funded Debt (which is inclusive of the Assumed Funded Debt and the remaining portion of the Closing Funded

Debt to be repaid in full to the Persons entitled thereto pursuant to the payoff letters delivered by the Company in accordance with Section 7.2(j)), minus (v) the amount of Company Expenses, minus (vi) the Intercompany Loan Extinguishment Taxes, plus (vii) the Incurred Purchaser Expenses.
“Purchaser Common Stock” has the meaning set forth in Section 5.8.
“Purchaser Fundamental Representations” means the representations and warranties of Purchaser set forth in Section 5.1 (Corporate Existence and Power), Section 5.2 (Corporate Authorization), Section 5.5 (Finders’ Fees), and Section 5.8 (Capitalization).
“Purchaser Indemnitee” and together the “Purchaser Indemnitees” has the meaning set forth in Section 9.2(a).
“Purchaser Proposals” has the meaning set forth in Section 5.6.
“Purchaser SEC Documents” means (i) Purchaser’s Annual Reports on Form 10-K for each fiscal year of Purchaser beginning with the first year that Purchaser was required to file such a form, (ii) all proxy statements relating to Purchaser’s meetings of stockholders (whether annual or special) held, and all information statements relating to stockholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iii) its Form 8-Ks filed since the beginning of the first fiscal year referred to in clause (i) above, and (iv) all other forms, reports, registration statements and other documents (other than preliminary materials) filed by Purchaser with the SEC since Purchaser’s incorporation.
“Purchaser SEC Reports” has the meaning set forth in Section 5.10(a).
“Purchaser Stockholder Approval” has the meaning set forth in Section 5.2.
“Purchaser Stockholder Meeting” has the meaning set forth in Section 6.6(a).
“Purchaser Support Agreement” has the meaning set forth in the recitals to this Agreement.
“Purchaser Unit” means each unit of Purchaser issued in connection with the IPO (inclusive of units issued in a private placement simultaneously with the IPO) comprised of (a) one share of Purchaser Common Stock and (b) one-half of one warrant (a “Purchaser Warrant”), each whole Purchaser Warrant entitling the holder thereof to purchase one share of Purchaser Common Stock at a price of $11.50 per share.
“Purchaser Warrant” has the meaning set forth in the definition of “Purchaser Unit.”
“Real Property” means, collectively, all real properties and interests therein (including the right to use), together with all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant thereto.
“Registered Exclusively Licensed IP” means all Company Exclusively Licensed IP that is the subject of a registration or an application for registration, including issued patents and patent applications.
“Registered IP” means collectively, all Registered Owned IP and Registered Exclusively Licensed IP.
“Registered Owned IP” means all Intellectual Property constituting Company Owned IP or filed in the name of any member of the Company Group, and in each instance is the subject of a registration or an application for registration, including issued patents and patent applications.
“Representatives” means a party’s officers, directors, Affiliates, managers, consultant, employees, representatives and agents.
“Resolution Period” has the meaning set forth in Section 10.16.
“Responsible Party” has the meaning set forth in Section 9.3(a)(i).
“Restricted Affiliates” means Centre Lane Partners III, L.P., a Delaware limited partnership, and ZMI CLP III Parallel, LLC, a Delaware limited liability company.
“Restricted Period” has the meaning set forth in Section 6.13(a).

“Retention Escrow Funds” has the meaning set forth in Section 2.2(b)(i).
“Review Period” has the meaning set forth in Section 2.3(b)(i).
“RWI Policy” has the meaning set forth in Section 6.16.
“RWI Retention Amount” means the full amount of the retention under the RWI Policy.
“Sarbanes-Oxley Act” has the meaning set forth in Section 5.10(a).
“SEC” has the meaning set forth in Section 5.10(a).
“SEC Statement” means the Proxy Statement, whether in preliminary or definitive form, and any amendments or supplements thereto.
“Securities Act” means the Securities Act of 1933, as amended.
“Software” means computer software, programs, and databases (including development tools, library functions, and compilers) in any form, including in or as Internet websites, web content, links, source code, object code, operating systems, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, and data formats, together with all versions, updates, corrections, enhancements and modifications thereof, and all related specifications, documentation, developer notes, comments, and annotations.
“Sponsor Supporters” means the Persons set forth on Schedule 1.1(k).
“Standard Contracts” has the meaning set forth in the definition of IP Contracts.
“Statement of Objections” has the meaning set forth in Section 2.3(b)(ii).
“Statement of Purchase Price” has the meaning set forth in Section 2.3(a).
“Subsidiary” means, with respect to any Person, each entity of which at least fifty percent (50%) of the capital stock or other equity or voting securities are Controlled or owned, directly or indirectly, by such Person.
“Tangible Personal Property” means all tangible personal property and interests therein, including machinery, computers and accessories, furniture, office equipment, communications equipment, automobiles, laboratory equipment and other equipment owned or leased by the Company Group and other tangible property.
“Tax Return” means any return, information return, declaration, claim for refund or credit, report or any similar statement, and any amendment thereto, including any attached schedule and supporting information, whether on a separate, consolidated, combined, unitary or other basis, that is filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or payment of a Tax or the administration of any Law relating to any Tax.
“Tax(es)” means any U.S. federal, state or local or non-U.S. tax, charge, fee, levy, custom, duty, deficiency, or other assessment in the nature of a tax imposed by any Taxing Authority (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, value added, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum), together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.
“Taxing Authority” means the Internal Revenue Service and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.
“Territory” means any territory in which the Business operates as of the Closing.
“Third Party Claim” has the meaning set forth in Section 9.3(a)(i).
“Trade Secrets” has the meaning set forth in the definition of “Intellectual Property.”

“Trademarks” has the meaning set forth in the definition of “Intellectual Property.”
“Trust Account” has the meaning set forth in Section 5.11.
“Trust Agreement” has the meaning set forth in Section 5.11.
“Trustee” has the meaning set forth in Section 5.11.
“U.S. GAAP” means U.S. generally accepted accounting principles, consistently applied.
“Unaudited Financial Statements” has the meaning set forth in Section 4.9(a).
“Waived 280G Benefits” has the meaning set forth in Section 6.12.
1.2   Construction.
(a)   References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement. Captions are not a part of this Agreement, but are included for convenience, only.
(b)   The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; and, unless the context requires otherwise, “party” means a party signatory hereto.
(c)   Any use of the singular or plural, or the masculine, feminine or neuter gender, includes the others, unless the context otherwise requires; the word “including” means “including without limitation”; the word “or” means “and/or”; the word “any” means “any one, more than one, or all”; and, unless otherwise specified, any financial or accounting term has the meaning of the term under United States generally accepted accounting principles as consistently applied heretofore by the Company. Any reference in this Agreement to a Person’s directors shall include any member of such Person’s governing body and any reference in this Agreement to a Person’s officers shall include any Person filling a substantially similar position for such Person. Any reference in this Agreement or any Additional Agreement to a Person’s shareholders or stockholders shall include any applicable owners of the equity interests of such Person, in whatever form
(d)   Unless otherwise specified, any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law means such law as amended, restated, supplemented or otherwise modified from time to time and includes any rule, regulation, ordinance or the like promulgated thereunder, in each case, as amended, restated, supplemented or otherwise modified from time to time.
(e)   Any reference to a numbered schedule means the same-numbered section of the disclosure schedule. Any reference in a schedule contained in the disclosure letter delivered by a party hereunder shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the applicable representations and warranties (or applicable covenants) that are contained in the section or subsection of this Agreement that corresponds to such schedule and any other representations and warranties of such party that are contained in this Agreement to which the relevance of such item thereto is reasonably apparent on its face. The mere inclusion of an item in a schedule as an exception to (or, as applicable, a disclosure for purposes of) a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item would have a Material Adverse Effect or establish any standard of materiality to define further the meaning of such terms for purposes of this Agreement. Nothing in the disclosure letter constitutes an admission of any liability or obligation of the disclosing party to any third party or an admission to any third party, including any Authority, against the interest of the disclosing party, including any possible breach of violation of any Contract or Law. Summaries of any written document in the disclosure letter do not purport to be complete and are qualified in their entirety by the written document itself. The disclosure letter and the information and disclosures contained therein are intended only to qualify and limit the representations and warranties of the parties contained in this Agreement, and shall not be deemed to expand in any way the scope or effect of any of such representations and warranties.

(f)   If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.
(g)   To the extent that any Contract, document, certificate or instrument is represented and warranted to by the Company to be given, delivered, provided or made available by the Company, such Contract, document, certificate or instrument shall be deemed to have been given, delivered, provided and made available to Purchaser or its Representatives, if such Contract, document, certificate or instrument shall have been posted not later than two (2) Business Days prior to the execution of this Agreement to the electronic data site maintained on behalf of the Company for the benefit of Purchaser and its Representatives and Purchaser and its Representatives have been given access to the electronic folders containing such information.
ARTICLE II
PURCHASE AND SALE
2.1   Purchase and Sale of the Company Shares.   Upon the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, transfer, convey, assign and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from Seller, all rights, title and interest in and to the Company Shares, free and clear of all Liens, excepting only Liens under the Assumed Funded Debt and restrictions on the subsequent transfer of the Company Shares by Purchaser imposed under applicable securities laws.
2.2   Estimated Purchase Price; Other Settlements.
(a)   No later than five (5) Business Days prior to the Closing, Seller shall deliver to Purchaser a good faith calculation of the Estimated Purchase Price, including each component thereof, which calculation of the Estimated Purchase Price, including each component thereof, shall have been reviewed and approved by the Accounting Firm. Purchaser shall have the opportunity to review and comment on the calculation of the Estimated Purchase Price, and Seller shall consider Purchaser’s comments in good faith.
(b)   On the Closing Date, Purchaser shall pay the Estimated Purchase Price as follows:
(i)   $5,000,000 of cash (the “Adjustment Escrow Funds”) and an amount in cash equal to the RWI Retention Amount (the “Retention Escrow Funds”) shall each be deposited into separate escrow accounts (the “Escrow Accounts”), which shall be established pursuant to an escrow agreement (the “Escrow Agreement”), which Escrow Agreement (w) shall be entered into on the Closing Date among Seller, Purchaser and the Escrow Agent, (x) shall be substantially in the form of Exhibit C, (y) shall secure Seller’s obligations under Section 2.3(c)(ii) and Article IX, respectively, and (z) shall provide that the fees and expenses of the escrow agent shall be shared equally between Purchaser and Seller; and
(ii)   the balance of the Estimated Purchase Price, in cash, shall be paid by wire transfer of immediately available funds to Seller, in accounts to be designated by Seller in a written notice to Purchaser at least three (3) Business Days prior to the Closing.
(c)   Purchaser shall:
(i)   on the Closing Date, cause the Closing Funded Debt set forth on Schedule 7.2(j) to be repaid in full to the Persons entitled thereto pursuant to the payoff letters delivered by the Company in accordance with Section 7.2(j); and
(ii)   on the Closing Date, pay the Company Expenses to the Persons entitled thereto pursuant to the instructions designated by Seller prior to the Closing.

2.3   Adjustment to Estimated Purchase Price.
(a)   Preparation of the Closing Balance Sheet and Statement of Purchase Price.   Within 90 days following the Closing Date, Purchaser shall prepare and deliver to Seller (A) an unaudited consolidated balance sheet of the Company and its Subsidiaries as of immediately prior to the Closing (the “Closing Balance Sheet”), and (B) a statement (the “Statement of Purchase Price”) setting forth Purchaser’s calculation of the Purchase Price, including Purchaser’s calculation of (i) Enterprise Value (which in no event shall be less than $160,000,000 or more than $200,000,000), (ii) Net Working Capital as of immediately prior to the Closing, (iii) Net Working Capital Adjustment, (iv) Closing Cash, (v) Closing Funded Debt, (vi) Company Expenses, (vii) the Intercompany Loan Extinguishment Taxes, and (viii) Incurred Purchaser Expenses, and, in each case, the components thereof. The Closing Balance Sheet shall be prepared on a consolidated basis for the Company and its Subsidiaries in accordance with U.S. GAAP applied on a basis consistent with the methodologies, practices, estimation techniques, assumptions and principles used in the preparation of the Latest Balance Sheet, and with the Accounting Methodologies.
(b)   Examination and Review.
(i)   Examination.   After receipt of the Closing Balance Sheet and the Statement of Purchase Price, Seller shall have 45 days (the “Review Period”) to review them. During the Review Period, Seller and its accountants shall have reasonable access during normal business hours to the Books and Records of the Company, the personnel of, and work papers prepared by, Purchaser or its accountants to the extent that they relate to the Closing Balance Sheet and the Statement of Purchase Price as Seller may reasonably request for the purpose of reviewing the Closing Balance Sheet and the Statement of Purchase Price and to prepare a Statement of Objections, provided, that such access shall be in a manner that does not interfere with the normal business operations of Purchaser or the Company.
(ii)   Objection.   On or prior to the last day of the Review Period, Seller may object to the Closing Balance Sheet or the Statement of Purchase Price by delivering to Purchaser a written statement setting forth its objections in reasonable detail, indicating each disputed item or amount and the basis for its disagreement therewith (the “Statement of Objections”). If Seller fails to deliver the Statement of Objections before the expiration of the Review Period, the Closing Balance Sheet and the Statement of Purchase Price and the calculation of the Purchase Price (and the components thereof) reflected in the Statement of Purchase Price shall be deemed to have been accepted by Seller. If Seller delivers the Statement of Objections before the expiration of the Review Period, Purchaser and Seller shall negotiate in good faith to resolve such objections within 30 days after the delivery of the Statement of Objections (the “Adjustment Resolution Period”), and, if the same are so resolved within the Adjustment Resolution Period, the Closing Balance Sheet and the Statement of Purchase Price and the calculation of the Purchase Price (and the components thereof) reflected in the Statement of Purchase Price with such changes as may have been previously agreed in writing by Purchaser and Seller, shall be final and binding.
(iii)   Resolution of Disputes.   If Seller and Purchaser fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Adjustment Resolution Period, then any amounts remaining in dispute (“Disputed Amounts”) and any amounts not so disputed shall be submitted for resolution to the office of Grant Thornton LLP or, if Grant Thornton LLP is unable to serve, Purchaser and Seller shall appoint by mutual agreement the office of an impartial nationally recognized firm of independent certified public accountants (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Closing Balance Sheet, the Statement of Purchase Price and the calculation of the Purchase Price (and the components thereof) reflected in the Statement of Purchase Price, which shall be (i) in writing and (ii) made in accordance with U.S. GAAP and applied on a basis consistent with the methodologies, practices, estimation techniques, assumptions and principles used in the preparation of the Latest Balance Sheet, and with the Accounting Methodologies. The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Balance Sheet, the Statement of Purchase Price and the Statement of Objections, respectively. The terms of appointment and engagement of the Independent Accountant shall be as reasonably agreed upon between Purchaser and Seller, and any associated engagement fees shall initially be borne 50% by Purchaser and 50% by Seller; provided, however, that such fees shall ultimately be allocated in accordance with Section 2.3(b)(iv).
(iv)   Fees of the Independent Accountant.   The fees and expenses of the Independent Accountant shall be paid by Seller, on the one hand, and by Purchaser, on the other hand, based upon the percentage that the amount actually contested but not awarded to Seller or Purchaser, respectively, bears to the aggregate amount actually contested by Seller and Purchaser.
(v)   Determination by Independent Accountant.   The Independent Accountant shall make a determination as soon as practicable after the submission of the Disputed Amounts (and Purchaser and Seller shall direct the Independent Accountant to make such determination within 30 days (or such other time as the parties hereto shall agree in writing) after their engagement), and their resolution of the Disputed Amounts and their adjustments to the Closing Balance Sheet and the Statement of Purchase Price shall be conclusive and binding upon the parties hereto absent manifest error.
(vi)   Final Statement of Purchase Price.   The “Final Statement of Purchase Price” shall mean (x) the Statement of Purchase Price deemed to have been agreed to by Seller in accordance with Section 2.3(b)(ii), (y) the Statement of Purchase Price with such changes agreed to by Purchaser and Seller in accordance with Section 2.3(b)(ii), or (z) the Statement of Purchase Price with such adjustments resulting from the determination made by the Independent Accountant in accordance with Section 2.3(b)(v) (in addition to those items theretofore agreed to by Purchaser and Seller).
(c)   Adjustment to Estimated Purchase Price.
(i)   If the Actual Adjustment is a positive amount, (A) Purchaser will pay or cause to be paid to Seller such positive amount, net of applicable withholding taxes, if any, by wire transfer or delivery of other immediately available funds within three (3) Business Days after the date on which the Final Statement of Purchase Price is determined pursuant to Section 2.3(b) and (B) Seller and Purchaser shall cause the Escrow Agent to release the entire amount of the Adjustment Escrow Funds to Seller by wire transfer or delivery of other immediately available funds within three (3) Business Days after the date on which the Final Statement of Purchase Price is determined pursuant to Section 2.3(b).
(ii)   If the Actual Adjustment is a negative amount, Seller and Purchaser shall cause the Escrow Agent to release (A) an amount of cash equal to such negative amount out of the Adjustment Escrow Funds to Purchaser by wire transfer or delivery of other immediately available funds from the Escrow Account within three (3) Business Days after the date on which the Final Statement of Purchase Price is determined pursuant to Section 2.3(b) and (B) the remaining amount of the Adjustment Escrow Funds, if any, after payment of such negative amount out of the Adjustment Escrow Funds to Seller by wire transfer or delivery of other immediately available funds within three (3) Business Days after the date on which the Final Statement of Purchase Price is determined pursuant to Section 2.3(b).
(iii)   If the Actual Adjustment is zero, (A) there shall be no adjustment to the Estimated Purchase Price pursuant to this Section 2.3, and (B) Seller and Purchaser shall cause the Escrow Agent to release the entire amount of the Adjustment Escrow Funds to Seller by wire transfer or delivery of other immediately available funds within three (3) Business Days after the date on which the Final Statement of Purchase Price is determined pursuant to Section 2.3(b).
2.4   Withholding Rights.   Notwithstanding anything to the contrary contained in this Agreement, Purchaser, the Company or Seller shall be entitled to deduct and withhold from the cash otherwise deliverable under this Agreement, and from any other payments otherwise required pursuant to this Agreement or any Additional Agreement, such amounts as Purchaser, the Company or Seller, as the case may be, are required to withhold and pay over to the applicable Taxing Authority with respect to any such deliveries and payments under the Code or any provision of state, local, provincial or foreign Tax Law; provided, however, if Purchaser determines that an amount is required to be deducted and withheld with respect to any amounts payable (other than as compensation), at least five days prior to the date the applicable payment is scheduled to be made, Purchaser shall provide Seller with written notice of its intent to deduct and withhold and shall reasonably cooperate with Seller to eliminate or reduce the basis for such deduction or withholding (including providing Seller with a reasonable opportunity to provide forms or other evidence that would exempt such amounts from withholding). To the extent that amounts are so withheld and timely paid over to the applicable Taxing Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to such Person in respect of which such deduction and withholding was made.
2.5   Independent Advice.   Each of the parties acknowledge and agree that each such party has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement.
ARTICLE III
CLOSING
3.1   Closing.   Unless this Agreement is earlier terminated in accordance with Article VIII, the closing of the transactions contemplated hereby (the “Closing”) shall take place electronically but shall be deemed to have occurred for all purposes as of 12:01 a.m. local time (the “Effective Time”), no later than four (4) Business Days after the last of the conditions to Closing set forth in Article VII have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time, date and location as Purchaser, the Company and Seller agree to in writing. The parties may participate in the Closing via electronic means. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY
Except as set forth in the disclosure letter delivered by the Company to Purchaser prior to the execution of this Agreement (with specific reference to the particular section or subsection of this Agreement to which the information set forth in such disclosure letter relates (which qualify (a) the correspondingly numbered representation, warranty or covenant specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent on its face or cross-referenced), each of Seller and the Company hereby represents and warrants to Purchaser as of the date hereof and as of the Closing Date as follows:
4.1   Corporate Existence and Power.
(a)   Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has the limited liability company power and authority to own, lease or otherwise hold and operate its properties and other assets and to carry on its business as presently conducted. The organizational or constitutive documents of Seller are in full force and effect. Seller is not in violation of its organizational or constitutive documents.
(b)   The Company and each other member of the Company Group is a corporation or legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize that concept) under the laws of its jurisdiction of its incorporation or formation, as the case may be. The Company and each other member of the Company Group has all requisite power and authority, corporate and otherwise, to own, lease or otherwise hold and operate its properties and other assets and to carry on the Business as presently conducted. The Company and each other member of the Company Group is duly licensed or qualified to do business and is in good standing (with respect to jurisdictions that recognize that concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties or other assets makes such qualification, licensing or good standing necessary, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Material

Adverse Effect in respect of the Company Group. The Company and each other member of the Company Group has offices located only at the addresses set forth on Schedule 4.1. The Company has made available to Purchaser, prior to the date of this Agreement, correct and complete copies of the Company Certificate of Incorporation and the Company’s Bylaws, and the comparable organizational or constitutive documents of each of its Subsidiaries, in each case as amended to the date hereof. The Company Certificate of Incorporation, the Company’s Bylaws and the comparable organizational or constitutive documents of the Company’s Subsidiaries so delivered are in full force and effect. The Company is not in violation of the Company Certificate of Incorporation or the Company’s Bylaws and each of its Subsidiaries is not in violation of its respective comparable organizational or constitutive documents.
4.2   Authorization.
(a)   Seller has the limited liability company power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the Additional Agreements to which it is a party and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action on the part of Seller. No other proceedings on the part of Seller are necessary to authorize this Agreement or the Additional Agreements to which it is a party or to consummate the transactions contemplated hereby or thereby. This Agreement and the Additional Agreements to which Seller is a party have been duly executed and delivered by Seller and, assuming the due authorization, execution and delivery by Purchaser and the other parties hereto and thereto, this Agreement and the Additional Agreements to which Seller is a party constitute a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies (the “Enforceability Exceptions”).
(b)   The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and the Additional Agreements to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the Additional Agreements to which it is a party or to consummate the transactions contemplated by this Agreement or the Additional Agreements. This Agreement and the Additional Agreements to which the Company is a party have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Purchaser and the other parties hereto and thereto, this Agreement and the Additional Agreements to which the Company is a party constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to the Enforceability Exceptions.
4.3   Governmental Authorization.   Except for the filing required pursuant to the HSR Act, none of the execution, delivery or performance by Seller or the Company of this Agreement or any Additional Agreement to which Seller or the Company, as applicable, is or will be a party, or the consummation by Seller or the Company of the transactions contemplated hereby or thereby, requires any consent, approval, license, Order or other action by or in respect of, or registration, declaration or filing with, any Authority.
4.4   Non-Contravention.   Except for the HSR Act, none of the execution, delivery or performance by Seller or the Company of this Agreement or any Additional Agreement to which Seller or the Company, as applicable, is or will be a party or the consummation by Seller or the Company of the transactions contemplated hereby and thereby does or will (a) contravene or conflict with any provision of the Company Certificate of Incorporation or Bylaws of the Company or the organizational or constitutive documents of Seller or any other member of the Company Group, (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to Seller or any member of the Company Group or to any of their respective properties, rights or assets, (c) except for the Contracts listed on Schedule 4.8 requiring Company Consents (but only as to the need to obtain such Company Consents), (i) require consent, approval or waiver under, (ii) constitute a default under or breach of (with or without the giving of notice or the passage of time or both), (iii) violate, (iv) give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of any member of the Company Group or to a loss of any material benefit to which any member of the Company Group is entitled, in the case of each of clauses (i)  – (iv), under any provision of any Permit, Contract or other instrument or obligations binding upon any member of the Company Group or any of their respective properties, rights or assets, (d) result in the creation or imposition of any Lien (except for Permitted Liens) on any of any Company Group’s properties, rights or assets, (e) require any consent, approval or waiver from any Person pursuant to any provision of the Company Certificate of Incorporation or Bylaws of the Company or the organizational or constitutive documents of any other member of the Company Group, or (f) result in the imposition of any Lien upon the Company Shares (other than Liens under the Closing Funded Debt and restrictions on the subsequent transfer of the Company Shares by Purchaser imposed under applicable securities laws).
4.5   Capitalization.
(a)   The authorized capital stock of the Company consists of 100,000 shares of Company Common Stock, par value $0.001 per share, and 100,000 shares of preferred stock, par value $0.001 per share. 50,000 shares of Company Common Stock and 10,000 shares of preferred stock of the Company are issued and outstanding as of the date of this Agreement. The Company Shares represent all of the issued and outstanding capital stock of the Company. There are no other shares of capital stock or other voting securities of the Company are authorized, issued, reserved for issuance or outstanding. All issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to or were issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right (including under any provision of the DGCL, the Company Certificate of Incorporation or any Contract to which the Company is a party or by which the Company or any of its properties, rights or assets are bound). All of the issued and outstanding shares of capital stock of the Company were issued in compliance with all applicable Laws (including any applicable securities laws) and in compliance with the Company Certificate of Incorporation and the Company’s Bylaws.
(b)   There are no (i) outstanding warrants, options, agreements, convertible securities, performance units or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell any of its shares of capital stock or other securities, (ii) outstanding obligations of the Company to repurchase, redeem or otherwise acquire outstanding capital stock of the Company or any securities convertible into or exchangeable for any shares of capital stock of the Company, (iii) treasury shares of capital stock of the Company, (iv) bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote, (v) preemptive or similar rights to purchase or otherwise acquire shares of capital stock or other securities of the Company (including pursuant to any provision of Law, the Company Certificate of Incorporation or any Contract to which the Company is a party), or (vii) Liens (including any right of first refusal, right of first offer, proxy, voting trust, voting agreement or similar arrangement) with respect to the sale or voting of shares or securities of the Company (whether outstanding or issuable). Except as set forth on Schedule 4.5, there are no issued, outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.
(c)   All of the issued and outstanding Company Shares are owned of record and beneficially by Seller and Seller has good and valid title to the Company Shares, free and clear of any Liens except for Liens under the Closing Funded Debt and the restrictions on the subsequent transfer of such Company Shares by Purchaser imposed under applicable securities laws. At the Closing, Seller will have transferred to Purchaser, and Purchaser will have acquired from Seller, good and valid title to the Company Shares free and clear of any Liens excepting only Liens under the Assumed Funded Debt and restrictions on the subsequent transfer of the Company Shares by Purchaser imposed under applicable securities laws.
4.6   Corporate Records.   All material proceedings of the Board of Directors of the Company since the Company’s incorporation, including all committees thereof, and of the Company Stockholders, and all consents to actions taken thereby, are accurately reflected in the minutes and records contained in the corporate minute books of the Company and made available to Purchaser.

4.7   Subsidiaries.
(a)   Schedule 4.7 lists each Subsidiary of the Company (including its jurisdiction of incorporation or formation). All of the outstanding capital stock of, or other ownership interests in, each Subsidiary is owned beneficially and of record by the Company, directly or indirectly, is validly issued, fully paid and nonassessable and free and clear of any Liens (excepting only Liens under the Closing Funded Debt and restrictions on the subsequent transfer of such capital stock by the Company or another Subsidiary imposed under applicable securities laws). There are no (i) authorized or outstanding securities of any Subsidiary convertible into or exchangeable for, no options or warrants or rights to subscribe for, or providing for the issuance or sale of, any capital stock or other ownership interest in, or any other securities of, any of the Subsidiaries, or (ii) voting trusts, proxies or other agreements among a Subsidiary’s stockholders with respect to the voting or transfer of such Subsidiary’s capital stock.
(b)   Except for the Subsidiaries of the Company and as set forth on Schedule 4.7, the Company does not own, directly or indirectly, as of the date hereof, (i) any capital stock of, or other voting securities or other equity or voting interests in, any Person or (ii) any other interest or participation that confers on the Company or any Subsidiary of the Company the right to receive (A) a share of the profits and losses of, or distributions of assets of, any other Person or (B) any economic benefit or right similar to, or derived from, the economic benefits and rights occurring to holders of capital stock of any other Person.
4.8   Consents.   The Contracts listed on Schedule 4.8 are the only Contracts requiring a consent, approval, authorization, order or other action of or filing with any Person as a result of the execution, delivery and performance by Seller or the Company of this Agreement or any Additional Agreement to which Seller or the Company, as applicable, is or will be a party or the consummation by Seller or the Company of the transactions contemplated hereby or thereby that, if not obtained, would result in any material liability to the Company Group, taken as a whole (each of the foregoing, a “Company Consent”).
4.9   Financial Statements.
(a)   The Company Group has delivered to Purchaser (a) the audited consolidated balance sheets of the Company, and the related statements of operations, changes in stockholders’ equity and cash flows, for the fiscal years ended February 28, 2021, February 29, 2020 and February 28, 2019 including the notes thereto (collectively, the “Annual Financial Statements”), (b) the unaudited consolidated balance sheets of the Company as of September 30, 2021 and September 30, 2020 and the related statements of operations, changes in stockholders’ equity and cash flows for the seven-month periods then ended, and (c) the unaudited consolidated balance sheet of the Company as of October 31, 2021 and the related statements of operations, changes in stockholders’ equity and cash flows for the eight-month period then ended (the “Company October Financial Statements,” and, together with the financial statements referred to in clause (b), the “Unaudited Financial Statements” and, together with the Annual Financial Statements, the “Company Financial Statements”). The Company Financial Statements have been prepared in conformity with U.S. GAAP applied on a consistent basis, except, in the case of the Unaudited Financial Statements, for the absence of notes and subject to normal year-end adjustments. The Company Financial Statements fairly present, in all material respects, the financial position of the Company as of the dates thereof and the results of operations of the Company for the periods reflected therein. The Company Financial Statements were prepared from the Books and Records of the Company Group in all material respects. Since February 28, 2021 (the “Balance Sheet Date”), except as required by applicable Law or U.S. GAAP, there has been no material change in any accounting principle, procedure or practice followed by the Company or in the method of applying any such principle, procedure or practice.
(b)   Except as: (i) specifically disclosed, reflected or fully reserved against on the Balance Sheet; (ii) liabilities and obligations incurred in the ordinary course of business consistent with past practices since the Balance Sheet Date that are not material; (iii) liabilities that are executory obligations arising under Contracts to which a member of the Company Group is a party (none of which, with respect to the liabilities described in clause (ii) and this clause (iii) results from, arises out of, or relates to any breach or violation of, or default under, a Contract or applicable Law); (iv) expenses incurred in connection with the negotiation, execution and performance of this Agreement, any Additional

Agreement or any of the transactions contemplated hereby or thereby; and (v) liabilities set forth on Schedule 4.9(b), the Company Group, taken as a whole, does not have any material liabilities, debts or obligations of a nature (whether accrued, fixed or contingent, liquidated or unliquidated, asserted or unasserted or otherwise).
(c)   Except as set forth on Schedule 4.9(c), the Company Group does not have any Indebtedness.
4.10   Books and Records.   The Books and Records of the Company and the other members of the Company Group accurately and fairly, in reasonable detail, reflect the transactions and dispositions of assets of and the providing of services by the Company Group in all material respects. The Books and Records of the Company and the other members of the Company Group have been maintained, in all material respects in accordance with reasonable business practices.
4.11   Internal Accounting Controls.   The Company Group has established a system of internal accounting controls reasonably designed to provide assurance that: (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP, and the Company Group’s historical practices and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
4.12   Absence of Certain Changes.   From the Balance Sheet Date until the date of this Agreement, (a) the Company and each other member of the Company Group have conducted their respective businesses in the ordinary course and in a manner consistent with past practice; (b) there has not been any Material Adverse Effect in respect of the Company Group; and (c) neither the Company nor any other member of the Company Group has taken any action that, if taken after the date of this Agreement and prior to the Closing, would require the consent of Purchaser pursuant to Section 6.1.
4.13   Properties; Title to the Company’s Assets.
(a)   All items of Tangible Personal Property have no material defects, are in good operating condition and repair and function in accordance with their intended uses (ordinary wear and tear excepted), have been properly maintained and are suitable for their present uses and meet, in all material respects, all specifications and warranty requirements with respect thereto. All of the Tangible Personal Property is located at the offices of the Company or any other member of the Company Group.
(b)   The Company or a Subsidiary has good, valid and marketable title in and to, or in the case of the Lease and the assets which are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use all of the tangible assets reflected on the Balance Sheet. Except as set forth on Schedule 4.13(b), no such tangible asset is subject to any Lien other than Permitted Liens. The Company Group’s assets constitute all of the rights, properties, and assets of any kind or description whatsoever, including goodwill, necessary for the Company Group to operate the Business immediately after the Closing in substantially the same manner as the Business is currently being conducted.
4.14   Litigation.   Except as set forth on Schedule 4.14, there is no Action pending or, to the Knowledge of the Company, threatened against or affecting Seller or any member of the Company Group, any of the officers or directors of Seller or any member of the Company Group, the Business or Seller’s or any member of the Company Group’s rights, properties or assets before any Authority or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or any Additional Agreement. There are no outstanding judgments against Seller or any member of the Company Group, or any of their respective rights, properties or assets. Except as set forth on Schedule 4.14, neither Seller nor any member of the Company Group nor any of their respective rights, properties or assets have been, since October 31, 2018, subject to any Action by any Authority.
4.15   Contracts.
(a)   Schedule 4.15(a) sets forth a correct and complete list, as of the date of this Agreement, of all of the following Contracts as amended to date which are currently in effect (collectively, “Material Contracts”):

(i)   all Contracts that require annual payments or expenses incurred by, or annual payments or income to, the Company Group of $250,000 or more (other than standard purchase and sale orders entered into in the ordinary course of business consistent with past practices);
(ii)   each Contract with any current officer, director, employee or consultant of any member of the Company Group, under which the Company Group (A) has continuing obligations for payment of an annual compensation of at least $250,000, and which is not terminable for any reason or no reason upon reasonable notice without payment of any penalty, severance or other obligation; (B) has severance or post-termination obligations to such Person (other than COBRA obligations); or (C) has an obligation to make a payment upon consummation of the transactions contemplated by this Agreement or any Additional Agreement or as a result of a change of control of the Company;
(iii)   all sales, advertising, agency, lobbying, broker, sales promotion, market research, marketing or similar Contracts requiring annual payments or income to, the Company Group of $250,000 or more;
(iv)   all Contracts creating a joint venture, strategic alliance, limited liability company or partnership arrangement to which the Company Group is a party;
(v)   all Contracts relating to any acquisitions or dispositions of material assets by the Company Group in the past three (3) years (other than acquisitions or dispositions of inventory in the ordinary course of business consistent with past practices);
(vi)   all IP Contracts under which any member of the Company Group is obligated to pay royalties thereunder and all such IP Contracts under which any member of the Company Group is entitled to receive royalties thereunder;
(vii)   all Contracts limiting the freedom of any member of the Company Group to compete in any line of business or industry, with any Person or in any geographic area;
(viii)   all Contracts with or pertaining to the Company Group to which any Affiliate of the Company Group is a party, other than any Contracts relating to such Affiliate’s status as a Company Stockholder;
(ix)   all Contracts relating to property or assets (whether real or personal, tangible or intangible) in which the Company Group holds a leasehold interest (including the Lease) and which involve payments to the lessor thereunder in excess of $250,000 per year;
(x)   all Contracts creating or otherwise relating to outstanding Indebtedness (other than intercompany Indebtedness);
(xi)   all Contracts relating to the voting or control of the equity interests of any member of the Company Group or the election of directors of any member of the Company Group (other than the organizational documents of any member of the Company Group);
(xii)   all Contracts not cancellable by the Company Group with no more than sixty (60) days’ notice if the effect of such cancellation would result in monetary penalty to the Company Group in excess of $250,000 per the terms of such contract;
(xiii)   all Contracts that may be terminated, or the provisions of which may be altered, as a result of the consummation of the transactions contemplated by this Agreement or any Additional Agreement;
(xiv)   all Contracts under which any of the benefits, compensation or payments (or the vesting thereof) will be increased or accelerated by the consummation of the transactions contemplated by this Agreement or any Additional Agreement, or the amount or value thereof will be calculated on the basis of, the transactions contemplated by this Agreement or any Additional Agreement; and

(xv)   all collective bargaining agreements or other agreement with a labor union or labor organization.
(b)   Each Material Contract is (i) a valid and binding agreement, (ii) in full force and effect and (iii) enforceable by and against the Company or its Subsidiary and each counterparty that is party thereto, subject, in the case of this clause (iii), to the Enforceability Exceptions. Neither the Company Group nor, to the Company’s Knowledge, any other party to a Material Contract is in material breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Material Contract. The Company Group has not assigned, delegated or otherwise transferred any of its rights or obligations under any Material Contract or granted any power of attorney with respect thereto.
(c)   The Company Group is in compliance in all material respects with all covenants, including all financial covenants, in all notes, indentures, bonds and other instruments or Contracts establishing or evidencing any Indebtedness. The consummation and closing of the transactions contemplated by this Agreement shall not cause or result in an event of default under any instruments or Contracts establishing or evidencing any Indebtedness.
4.16   Licenses and Permits.   Schedule 4.16 sets forth a correct and complete list of each license, franchise, permit, order or approval or other similar authorization required under applicable Law to carry out or otherwise affecting, or relating in any way to, the Business, together with the name of the Authority issuing the same (the “Permits”). Such Permits are valid and in full force and effect, and none of the Permits will be terminated or become terminable as a result of the transactions contemplated by this Agreement or any Additional Agreement. The Company Group has all Permits necessary to operate the Business, and each of the Permits is in full force and effect. The Company is not in material breach or violation of, or material default under, any such Permit, and, to the Company’s Knowledge, no basis (including the execution of this Agreement and the other Additional Agreements to which the Company is a party and the consummation of the transactions contemplated by this Agreement or any Additional Agreement) exists which, with notice or lapse of time or both, would reasonably be expected to constitute any such breach, violation or default or give any Authority grounds to suspend, revoke or terminate any such Permit. The Company has not received any written (or, to the Company’s Knowledge, oral) notice from any Authority regarding any material violation of any Permit. There has not been and there is not any pending or, to the Company’s Knowledge, threatened Action, investigation or disciplinary proceeding by or from any Authority against the Company involving any material Permit.
4.17   Compliance with Laws.
(a)   Neither the Company Group nor, to the Knowledge of the Company, any Representative or other Person acting on behalf of the Company Group, is in violation in any material respect of, and since October 31, 2018 no such Person has failed to be in compliance in all material respects with, all applicable Laws and Orders. Since October 31, 2018, except as set forth on Schedule 4.17, (i) no event has occurred or circumstance exists that (with or without notice or due to lapse of time) would reasonably be expected to constitute or result in a violation by any member of the Company Group of, or failure on the part of any member of the Company Group to comply with, or any liability suffered or incurred by any member of the Company Group in respect of any violation of or material noncompliance with, any Laws, Orders or policies by Authority that are or were applicable to it or the conduct or operation of its business or the ownership or use of any of its assets and (ii) no Action is pending, or to the Knowledge of the Company, threatened, alleging any such violation or noncompliance by a member of the Company Group. Except as set forth in Schedule 4.17, since October 31, 2018, the Company Group has not been threatened in writing or, to the Company’s Knowledge, orally to be charged with, or given written or, to the Company’s Knowledge, oral notice of any violation of any Law or any judgment, order or decree entered by any Authority. Without limiting the generality of the foregoing, the Company Group is, and since October 31, 2018 has been, in compliance in all material respects with: (i) every Law applicable to the Company Group due to the specific nature of the Business, including Data Protection Laws; (ii) the Foreign Corrupt Practices Act of 1977 (the “Foreign Corrupt Practices Act”) and any comparable or similar Law of any jurisdiction applicable to any member of the Company Group; and (iii) every Law regulating or covering conduct in the workplace, including regarding sexual harassment or, on any legally impermissible basis, a hostile work environment. Except as set forth in

Schedule 4.17, since October 31, 2018, the Company Group has not been threatened or charged in writing (or to the Company’s Knowledge, orally) with or given written (or to the Company’s Knowledge, oral) notice of any violation of any Data Protection Law, the Foreign Corrupt Practices Act or any other Law referred to in or generally described in foregoing sentence and, to the Company’s Knowledge, the Company Group is not under any investigations with respect to any such Law.
(b)   Neither the Company Group nor, to the Knowledge of the Company, any Representative or other Person acting on behalf of the Company Group is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.
4.18   Intellectual Property.
(a)   The Company Group is the sole and exclusive owner of each item of Company Owned IP, free and clear of any Liens, other than Permitted Liens. To the Knowledge of the Company, the Company Group is the sole and exclusive licensee of each item of Company Exclusively Licensed IP, free and clear of any Liens. The Company Group has a valid right to use the Company Licensed IP.
(b)   Schedule 4.18(b) sets forth a correct and complete list of all (i) Registered IP; (ii) unregistered material Trademarks constituting Company Owned IP; (iii) Domain Names constituting Company Owned IP; (iv) all social media handles constituting Company Owned IP; and (v) a general description of all material technical Trade Secrets constituting Company Owned IP; accurately specifying as to each of the foregoing, as applicable: (A) the filing number, issuance or registration number, or other identify details; (B) the owner and nature of the ownership; and (C) the jurisdictions by or in which such Registered Owned IP has been issued, registered, or in which an application for such issuance or registration has been filed or for unregistered material Trademarks, used by the Company Group.
(c)   All Registered Owned IP is subsisting and valid and enforceable in accordance with applicable Law. To the Knowledge of the Company, all Registered Exclusively Licensed IP is subsisting, valid and enforceable. All Persons (including members of the Company Group) have, in connection with the prosecution of all Patents that are part of the Registered Owned IP before the United States Patent and Trademark Office and other similar offices in other jurisdictions complied with the applicable obligations of candor owed to the United States Patent and Trademark Office and such other offices. No Registered Owned IP, and, to the Knowledge of the Company, no Registered Exclusively Licensed IP, is or has been involved in any interference, opposition, reissue, reexamination, revocation or equivalent proceeding, and, to the Knowledge of the Company, no such proceeding has been threatened in writing with respect thereto. Except as set forth in Schedule 4.18(c), in the past three (3) years, there have been no claims filed, served or threatened in writing, or, to the Knowledge of the Company, orally threatened, against the Company contesting the validity, use, ownership, enforceability, patentability, registrability, or scope of any Registered IP. All registration, maintenance and renewal fees currently due in connection with any Registered Owned IP, and, to the Knowledge of the Company, all Registered Exclusively Licensed IP, have been paid and all documents, recordations and certificates in connection therewith have been filed with the authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining and perfecting such rights and recording the Company Group’s ownership or interests therein.
(d)   The operation of the Business as currently conducted and as conducted in the past three (3) years do not conflict with, infringe, misappropriate or otherwise violate any Intellectual Property right of any third Person. In the past three (3) years, there have been no claims filed, served or threatened in writing, or, to the Knowledge of the Company, orally threatened, against the Company alleging any conflict with, infringement, misappropriation, or other violation of any Intellectual Property of a third Person (including any unsolicited written offers to license any such Intellectual Property). There are no Actions pending that involve a claim against a member of the Company Group by a third Person alleging infringement or misappropriation of such third Person’s Intellectual Property. To the Knowledge of the Company, in the past three (3) years no third Person has conflicted with, infringed, misappropriated, or otherwise violated any Company IP.
(e)   Except as set forth in Schedule 4.18(e), in the past three (3) years no member of the Company Group has filed, served, or threatened a third Person with any claims alleging any conflict with,

infringement, misappropriation, or other violation of any Company IP. There are no Actions pending that involve a claim against a third Person by a member of the Company Group alleging infringement or misappropriation of Company IP. The Company Group is not subject to any Order that adversely restricts the use, transfer, registration or licensing of any such Intellectual Property by the Company Group.
(f)   Except as disclosed on Schedule 4.18(f), each employee, agent, consultant, and contractor who has contributed to or participated in the creation or development of any Intellectual Property (other than Immaterial Intellectual Property) on behalf of the Company Group or any predecessor in interest thereto has executed a form of proprietary information or inventions agreement or similar written Contract with the Company Group under which such Person: (i) has assigned all right, title and interest in and to such Intellectual Property to the Company Group (or such predecessor in interest, as applicable); and (ii) is obligated to maintain the confidentiality of the Company Group’s confidential information both during and after the term of such Person’s employment or engagement. To the extent any such proprietary information or inventions agreement or other similar written Contract permitted such employee, agent, consultant, and contractor to exclude from the scope of such agreement or Contract any Intellectual Property in existence prior to the date of the employment or relationship, no such employee, agent, consultant, and contractor excluded Intellectual Property that was related to the Business of the Company Group. To the Knowledge of the Company, no employee, agent, consultant or contractor of the Company Group is or has been in violation of any term of any such Contract.
(g)   No government funding or facility of a university, college, other educational institution or research center was used in the development of any item of Company Owned IP or, to the Knowledge of the Company, Company Exclusively Licensed IP.
(h)   None of the execution, delivery or performance by the Company of this Agreement or any of the Additional Agreements to which the Company is or will be a party or the consummation by the Company of the transactions contemplated hereby or thereby will (i) cause any item of Company Owned IP, or any material item of Company Licensed IP immediately prior to the Closing, to not be owned, licensed or available for use by the Company Group on substantially the same terms and conditions immediately following the Closing or (ii) require any additional payment obligations by the Company Group in order to use or exploit any other such Intellectual Property to the same extent as the Company Group was permitted immediately before the Closing.
(i)   Except with respect to the agreements listed on Schedule 4.15(a)(vi), the Company Group is not obligated under any Contract to make any payments by way of royalties, fees, or otherwise to any owner or licensor of, or other claimant to, any Intellectual Property.
(j)   The Company Group has exercised reasonable efforts necessary to maintain, protect and enforce the secrecy, confidentiality and value of all Trade Secrets constituting Company Owned IP and all other material Confidential Information, in each instance that are at least consistent with efforts undertaken by third Persons in the industry within which the Business is a part. No Company IP is subject to any technology or source code escrow arrangement or obligation. No Person other than the Company Group and their employees and contractors (i) has a right to access or possess any source code of the Software constituting the Company Owned IP, or (ii) will be entitled to obtain access to or possession of such source code as a result of the execution, delivery and performance of by the Company of this Agreement. The Company Group is in actual possession and control of the source code of any Software constituting Company Owned IP and all related documentation and materials.
(k)   The Company Group has a privacy policy regarding the collection, use or disclosure of data in connection with the operation of the business as currently conducted (the “Privacy Policy”) that is made available to all visitors to the Sites prior to the collection of any data in the possession, custody, or control, or otherwise held or Processed by, or on behalf of the Company Group. For purposes of this Section 4.18(k), “Sites” shall mean, any websites or applications made available to the general public provided by or on behalf of the Company Group. The Privacy Policy accurately describes the Company Group’s data collection, disclosure and use practices, complies, in all material respects, with all Laws, and is consistent with good industry practice.

(l)   In connection with its Processing of any Personal Information, the Company is and has been in compliance, in all material respects, with all applicable Laws, including all Data Protection Laws and Laws related to data loss, theft, and security breach notification obligations, and, to the Knowledge of the Company, there has been no unauthorized disclosure of any Personal Information for which the Company would be required to make a report to an Authority, a data subject, or any other Person. Without limiting the generality of the foregoing, the Company is in compliance, in all material respects, with the California Consumer Privacy Act of 2018, as amended, including with respect to sales of Personal Information. In addition, the Company Group has in place and, since October 31, 2018, has had in place commercially reasonable policies (including the Privacy Policy and any other internal and external privacy policies), rules, and procedures regarding the Company’s collection, use, disclosure, disposal, dissemination, storage, protection and other Processing of Personal Information. The Company Group has complied in all material respects with such privacy policies, rules, and procedures in connection with any collection, use, or disclosure by the Company Group of any Personal Information of any Person. Except as set forth in Schedule 4.18(l), the Company Group has not been subject to, and to the Company’s Knowledge, there are no, complaints to or audits, proceedings, investigations or claims pending against the Company Group by any Authority, or by any Person, in respect of the collection, use, storage disclosure or other Processing of Personal Information. The Company (i) has implemented commercially reasonable physical, technical, organization and administrative security measures and policies designed to protect all Personal Information of any Person accessed, Processed or maintained by the Company from unauthorized physical or virtual access, use, modification, acquisition, disclosure or other misuse, and (ii) requires by written contract all material third party providers and other persons who have or have had access to Personal Information, or who Process Personal Information on Company’s behalf, to implement, appropriate security programs and policies consistent with the Data Protection Laws, unless such third party providers or other persons are otherwise bound by applicable Law to implement such security programs and policies. Without limiting the generality of the foregoing, since October 31, 2018, the Company Group has not experienced any material loss, damage or unauthorized access, use, disclosure or modification, or breach of security of Personal Information maintained by or on behalf of the Company Group (including by any agent, subcontractor or vendor of the Company Group). The Company Group (A) does not Process and has not Processed any Personal Information of end recipients of products or services of the Company Group where such products or services of the Company Group are sold to such end recipients by independent contractors and independent consultants who are independent data controllers under Data Protection Laws and where there is no direct contractual relationship between the Company Group and such end recipients; (B) does not and has not sent any marketing communication (including direct mail or direct e-mail marketing communication) to end recipients described in clause (A); and (C) does not and has not instructed any of its independent sales contractors and independent sales consultants who are independent data controllers under applicable European Data Protection Laws regarding the purposes and means of Processing of Personal Information of end recipients described in clause (A).
(m)   To the Knowledge of the Company, the Software that constitutes Company Owned IP and all Software that is used by the Company Group is free of all viruses, worms, Trojan horses and other material known contaminants and does not contain any bugs, errors, or problems of a material nature that would disrupt its operation or have an adverse impact on the operation of other Software. The Company Group has not incorporated Publicly Available Software into the Company Group’s products and services, and the Company Group has not distributed Publicly Available Software as part of the Company Group’s products and services other than as set forth on Schedule 4.18(m). The Company Group has not used Publicly Available Software in a manner that subjects, in whole or in part, any Software constituting Company Owned IP to any Copyleft License obligations. The Company Group is in material compliance with all Publicly Available Software license terms applicable to any Publicly Available Software licensed to or used by the Company Group. The Company Group has not received any written notice from any Person that it is in breach of any license with respect to Publicly Available Software.
(n)   The Company Group has implemented and maintained (or, where applicable, has required its vendors to maintain), consistent with commercially reasonable and industry practices and in material compliance with its contractual obligations to other Persons, reasonable security measures designed to protect, preserve and maintain the performance, security and integrity of all computers, servers, equipment, hardware, networks, Software and systems used, owned, leased or licensed by the Company Group in connection with the operation of the Business (the “Company Information Systems”). To the Knowledge of the Company, there has been no unauthorized access to or use of the Company Information Systems, nor has there been any downtime or unavailability of the Company Information Systems that resulted in a material disruption of the Business. The Company Information Systems are adequate and sufficient in all material respects (including with respect to working condition and capacity) for the operations of the Business. There has been no failure with respect to any Company Information System that has had a material effect on the operations of the Company Group.
4.19   Accounts Payable.   The accounts payable of the Company Group reflected on the Company Financial Statements, and all accounts payable arising subsequent to the date thereof, arose from bona fide transactions in the ordinary course consistent with past practice.
4.20   Employees; Employment Matters.
(a)   Schedule 4.20(a) sets forth a correct and complete list of each of the five highest compensated officers or employees of the Company Group as of the date hereof, setting forth the name, title, current base salary or hourly rate for each such person and total compensation (including bonuses and commissions) paid to each such person for the fiscal years ended February 28, 2021 and 2020.
(b)   The Company Group is not a party to any collective bargaining agreement, and, since October 31, 2018, there has been no activity or proceeding by a labor union or representative thereof to organize any employees of the Company Group. There is no labor strike, material slowdown or material work stoppage or lockout pending or, to the Knowledge of the Company, threatened against the Company Group, and, since October 31, 2018, the Company Group has not experienced any strike, material slowdown, material work stoppage or lockout by or with respect to its employees. To the Knowledge of the Company, the Company Group is not subject to any attempt by any union to represent Company Group employees as a collective bargaining agent.
(c)   There are no pending or, to the Knowledge of the Company, threatened Actions against the Company Group under any worker’s compensation policy or long-term disability policy. There is no unfair labor practice charge or complaint pending or, to the Knowledge of the Company, threatened before any applicable Authority relating to employees of the Company Group. Since October 31, 2018, the Company Group has not engaged in, and is not currently contemplating, any location closing, employee layoff, or relocation activities that would trigger the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local statute, rule or regulation.
(d)   The Company Group is, and since October 31, 2018 has been, in compliance in all material respects with all applicable Laws relating to employment of labor, including all applicable Laws relating to wages, hours, overtime, collective bargaining, equal employment opportunity, anti-discrimination, anti-harassment (including sexual harassment), anti-retaliation, immigration, leaves, disability rights or benefits, employment and reemployment rights of members and veterans of the uniformed services, paid time off/vacation, unemployment insurance, safety and health, workers’ compensation, pay equity, restrictive covenants, child labor, whistleblower rights, classification of employees and independent contractors, meal and rest breaks, business expenses, and the collection and payment of withholding or social security Taxes. Since October 31, 2018, no audits have been conducted, or are currently being conducted, or, to the Knowledge of the Company, are threatened to be conducted by any Authority with respect to applicable Laws regarding employment or labor Laws. The Company Group has complied, in all material respects, with all Laws relating to the verification of identity and employment authorization of individuals employed in the United States, and none of the Company Group currently employs, or since October 31, 2018 has employed, any Person who was not permitted to work in the jurisdiction in which such Person was employed. No audit by any Authority is currently being conducted, pending or, to the Knowledge of the Company, threatened to be conducted in respect to any foreign workers employed by the Company Group. Schedule 4.20(d) discloses in respect to each individual who is employed by the Company Group pursuant to a visa, (i) the expiration date of such visa and (ii) whether the Company Group has made any attempts to renew such visa. No employee of the Company

Group has, since October 31, 2018, brought or, to the Knowledge of the Company, threatened to bring a claim for unpaid compensation, including overtime amounts.
(e)   To the Knowledge of the Company, no key employee or officer of the Company Group is a party to or is bound by any confidentiality agreement, non-competition agreement or other contract (with any Person) that would materially interfere with: (A) the performance by such officer or key employee of any of his or her duties or responsibilities as an officer or employee of the Company Group or (B) the Company’s business or operations. No key employee or officer of the Company Group has given written notice of their definite intent to terminate their employment with the Company, nor does the Company have any present intention to terminate the employment of any of the foregoing.
(f)   Except as set forth on Schedule 4.20(f), the employment of each of the key employees is terminable at will without any penalty or severance obligation on the part of the Company Group. All material sums due for employee compensation and all vacation time owing to any employees of the Company Group, and all fees owing to any independent contractors and consultants, have been duly accrued on the accounting records of the Company Group.
(g)   Each current and former employee and officer, and where appropriate, each independent contractor and consultant, of the Company Group has executed a form of proprietary information or inventions agreement or similar agreement. To the Knowledge of the Company, no current or former employees, officers or consultants are or were, as the case may be, in violation thereof. Other than with respect to exclusions previously accepted by the Company involving works or inventions unrelated to the business of the Company Group, no current or former employee, officer or consultant of the Company Group has disclosed excluded works or inventions made prior to his or her employment or consulting relationship with the Company Group from his, her or its assignment of inventions (if any) pursuant to such employee, officer or consultant’s proprietary information and inventions agreement.
(h)   With regard to any individual who performs or performed services for the Company and who is not treated as an employee for Tax purposes by the Company Group, the Company Group has complied in all material respects with applicable Laws concerning independent contractors, including for Tax withholding purposes or Plan purposes, and the Company Group does not have any material liability by reason of any individual who performs or performed services for the Company Group, in any capacity, being improperly excluded from participating in any Plan. Each individual engaged by the Company Group as an independent contractor or consultant is, and since October 31, 2018 has been, properly classified by the Company Group as an independent contractor, and the Company Group has not received any notice from any Authority or Person disputing such classification. Each of the employees of the Company Group is, and since October 31, 2018 has been, properly classified by the Company Group as “exempt” or “non-exempt” under applicable Law.
(i)   There is no, and since October 31, 2018 there has been no, written notice provided to the Company Group of any claim or litigation relating to, or any complaint or allegation of, discrimination, retaliation, wrongful termination, constructive termination, harassment (including sexual harassment), sexual misconduct, or wage and hour violation against the Company Group; nor there is any pending obligation for the Company Group under any settlement or out-of-court or pre-litigation arrangement relating to such matters; or, nor to the Knowledge of the Company, has any such litigation, settlement or other arrangement been threatened.
(j)   Since October 31, 2018, the Company Group has investigated all workplace harassment (including sexual harassment), discrimination, retaliation, and workplace violence written claims relating to current or former employees of the Company Group or third-parties who interacted with current or former employees of the Company Group. With respect to each such written claim with potential merit, the Company Group has taken corrective action.
(k)   Except as set forth on Schedule 4.20(k), as of the date hereof and since October 31, 2018, there have been no audits by any Authority, nor have there been any charges, fines, or penalties, including those pending or, to the Knowledge of the Company, threatened, under any applicable federal, state or local occupational safety and health Law and Orders (collectively, “OSHA”) against the Company Group. The Company Group is in compliance in all material respects with OSHA and there are no pending appeals of any Authority’s decision or fines issued in relation to OSHA.

(l)   The Company Group has complied in all material respects with all applicable Laws regarding the COVID-19 pandemic, including all applicable federal, state and local Orders issued by any Authority (whether in the United States or any other jurisdiction) regarding shelters-in-place, or similar Orders in effect as of the date hereof. There are no pending or, to the Knowledge of the Company, anticipated layoffs, leaves of absence or terminations of employment in respect to the employees of the Company as a result of the COVID-19 pandemic. With respect to each occupational safety and health complaint, issue, or inquiry related to the COVID-19 pandemic (if any), the Company Group has taken prompt corrective action that is reasonably calculated to prevent further spread of COVID-19 within the Company Group’s workplace.
(m)   Except as set forth on Schedule 4.20(m), the Company Group has not paid or promised to pay any bonus to any employee in connection with the consummation of the transactions contemplated hereby.
4.21   Withholding.   Except as disclosed on Schedule 4.21, all obligations of the Company Group applicable to its employees, whether arising by operation of Law, by Contract, or attributable to payments by the Company Group to trusts or other funds or to any Authority, with respect to unemployment compensation benefits or social security benefits for its employees through the date hereof, have been paid or adequate accruals therefor have been made on the Company Financial Statements. Except as disclosed on Schedule 4.21, all reasonably anticipated obligations of the Company Group with respect to such employees (except for those related to wages during the pay period immediately prior to the Closing Date and arising in the ordinary course of business consistent with past practices), whether arising by operation of Law, by contract, by past custom, or otherwise, for salaries and holiday pay, bonuses and other forms of compensation payable to such employees in respect of the services rendered by any of them prior to the date hereof have been or will be paid by the Company Group prior to the Closing Date.
4.22   Employee Benefits.
(a)   Schedule 4.22(a) sets forth a correct and complete list of all material Plans. With respect to each Plan, the Company has made available to Purchaser or its counsel a correct and complete copy, to the extent applicable, of: (i) each writing constituting a part of such Plan and all amendments thereto, including all plan documents, benefit schedules, trust agreements, and insurance contracts and other funding vehicles; (ii) the three (3) most recent annual reports on Form 5500 and accompanying schedules; (iii) the current summary plan description and any material modifications thereto; (iv) the most recent actuarial reports; (v) the most recent determination or advisory letter received by the Company Group from the Internal Revenue Service regarding the tax-qualified status of such Plan; and (vi) the three (3) most recent written results of all required compliance testing.
(b)   No Plan is (i) subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code or (ii) a “multiemployer plan” (as defined in Section 3(37) of ERISA). None of the Company Group, or any ERISA Affiliate, has withdrawn at any time since October 31, 2018 from any multiemployer plan or incurred any withdrawal liability which remains unsatisfied, and no events have occurred and, to the Knowledge of the Company, no circumstances exist that could reasonably be expected to result in any such liability to the Company Group.
(c)   With respect to each Plan that is intended to qualify under Section 401(a) of the Code, such Plan, including its related trust, has received a determination letter (or may rely upon opinion letters in the case of any prototype plans) from the Internal Revenue Service that it is so qualified and that its trust is exempt from Tax under Section 501(a) of the Code, and, to the Knowledge of the Company, nothing has occurred with respect to the operation of any such Plan that could cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.
(d)   There are no pending or, to the Knowledge of the Company, threatened Actions against or relating to the Plans, the assets of any of the trusts under such Plans or the Plan sponsor or the Plan administrator, or against any fiduciary of any Plan with respect to the operation of such Plan (other than routine benefits claims). No Plan is presently under audit or examination (nor has written notice been received of a potential audit or examination) by any Authority.

(e)   Each Plan has been established, administered and funded in accordance with its terms and in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Laws. There is not now, nor, to the Knowledge of the Company, do, any circumstances exist that could give rise to, any requirement for the posting of security with respect to a Plan or the imposition of any lien on the assets of the Company or any of its Subsidiaries under ERISA or the Code. All premiums due or payable with respect to insurance policies funding any Plan have been made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the Company Financial Statements.
(f)   None of the Plans provide retiree health or life insurance benefits, except as may be required by Section 4980B of the Code, Section 601 of ERISA or any other applicable Law. There has been no violation of the “continuation coverage requirement” of “group health plans” as set forth in Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA with respect to any Plan to which such continuation coverage requirements apply.
(g)   Except as set forth on Schedule 4.22(g), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) (i) result in any payment becoming due, or increase the amount of any compensation or benefits due, to any current or former employee of the Company Group with respect to any Plan; (ii) increase any benefits otherwise payable under any Plan; (iii) result in the acceleration of the time of payment or vesting of any such compensation or benefits; or (iv) to the Knowledge of the Company, result in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or section 4975 of the Code. No Person is entitled to receive any additional payment (including any tax gross-up or other payment) from the Company Group as a result of the imposition of the excise taxes required by Section 4999 of the Code or any taxes required by Section 409A of the Code.
(h)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) result in the payment of any amount that would, individually or in combination with any other such payment, be an “excess parachute payment” within the meaning of Section 280G of the Code.
(i)   Each Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) is in documentary compliance with, and has been administered in compliance with Section 409A of the Code.
(j)   Each Plan that is subject to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 (the “Affordable Care Act”) has been established, maintained and administered in compliance with the requirements of the Affordable Care Act.
(k)   All Plans subject to the laws of any jurisdiction outside of the United States (i) if they are intended to qualify for special tax treatment, meet all requirements for such treatment, and (ii) if they are intended to be funded or book-reserved, are fully funded or book reserved, as appropriate, based upon reasonable actuarial assumptions.
4.23   Real Property.
(a)   Except as set forth on Schedule 4.23, the Company Group does not own, or otherwise have an interest in, any Real Property, including under any Real Property lease, sublease, space sharing, license or other occupancy agreement. The Company Group has good and marketable fee simple title to the owned Real Property described in Schedule 4.23, free and clear of all Liens (except for Permitted Liens). The Leases are the only Contracts pursuant to which the Company Group leases any Real Property or right in any Real Property. The Company Group has provided to Purchaser correct and complete copies of all Leases.
(b)   With respect to each Lease: (i) it is valid, binding and enforceable in accordance with its terms and in full force and effect; (ii) all rents and additional rents and other sums, expenses and charges due thereunder have been paid; (iii) the Company Group has been in peaceable possession of the premises leased thereunder since the commencement of the original term thereof; (iv) there exist no default or event of default thereunder by the Company Group or, to the Company’s Knowledge, by any other party thereto; (v) there exists, to the Company’s Knowledge, no occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would reasonably be expected to become a default or event of default by the Company Group thereunder; and (vi) the Company Group has not exercised early termination options, if any, under such Lease. The Company Group holds the leasehold estate established under the Leases free and clear of all Liens, except for Permitted Liens and Liens of mortgagees of the Real Property on which such leasehold estate is located. The Real Property leased by the Company Group is in a state of maintenance and repair as required by the applicable Leases. The Company Group is in physical possession and actual and exclusive occupation of the whole of the leased premises, none of which is subleased or assigned to another Person.
4.24   Tax Matters.   Except as set forth on Schedule 4.24:
(a)   (i) The Company Group has duly and timely filed all Tax Returns which are required to be filed by or with respect to it, and has paid all Taxes (whether or not shown on such Tax Returns) which have become due; (ii) all such Tax Returns are correct and complete in all material respects; (iii) there is no Action, pending or proposed in writing, with respect to Taxes of the Company Group; (iv) no statute of limitations in respect of the assessment or collection of any Taxes of the Company Group for which a Lien may be imposed on any of the Company Group’s assets has been waived or extended, which waiver or extension is in effect; (v) the Company Group has complied in all material respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by the Company Group; (vi) the Company has (A) properly collected all sales Taxes required to be collected in the time and manner required by applicable Law and remitted all such sales Taxes to the applicable Taxing Authority in the time and in the manner required by applicable Law and (B) properly requested, received and retained all necessary exemption certificates and other documentation supporting any claimed exemption or waiver of Taxes on sales or similar transactions as to which it would otherwise have been obligated to collect or withhold Taxes; (vii) there is no outstanding request for a ruling from any Taxing Authority, request for consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority or agreement with any Taxing Authority with respect to the Company Group; (viii) there is no Lien (other than Permitted Liens) for Taxes upon any of the assets of the Company Group; (ix) no claim has ever been made in writing by a Taxing Authority in a jurisdiction where the Company Group has not paid any Tax or filed Tax Returns, asserting that the Company Group is or may be subject to Tax in such jurisdiction, the Company Group is not nor has it ever been subject to Tax in any country other than the respective countries of incorporation or formation of the Company Group members by virtue of having a permanent establishment or other fixed place of business in that country, and the members of the Company Group are and have always been Tax residents solely in their respective countries of incorporation or formation; (x) the Company Group has provided to Purchaser correct and complete copies of all Tax Returns relating to, and all audit reports and correspondence relating to each proposed adjustment, if any, made by any Taxing Authority with respect to, any taxable period ending after December 31, 2018; (xi) is not, and has ever been, a party to any Tax sharing, Tax indemnity or Tax allocation Contract other than any Commercial Tax Agreement; (xii) the Company has not been a member of an “affiliated group” within the meaning of Section 1504(a) of the Code filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company); (xiii) the Company has no liability for the Taxes of any other Person: (1) under Treasury Regulation Section 1.1502-6 (or any similar provision of applicable Law), (2) as a transferee or successor or by contract other than any Commercial Tax Agreement or (3) otherwise by operation of applicable Law; (xiv) the Company Group has not requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed; (xv) the Company is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code; and (xvi) the Company has not disclosed on its Tax Returns any Tax reporting position taken in any Tax Return which could result in the imposition of penalties under Section 6662 of the Code (or any comparable provisions of state, local or foreign Law) and the Company has not been a party to any “reportable transaction” or “listed transaction” as defined in Section 6707A(c) of the Code and Treasury Regulation Section 1.6011-4(b).
(b)   The Company Group will not be required to include any item of income or exclude any item of deduction for any taxable period ending after the Closing Date as a result of: (i) the use of, or change in, a method of accounting with respect to any transaction that occurred on or before the Closing Date; (ii) any closing agreement described in Section 7121 of the Code (or similar provision of state, local or foreign Law) executed prior to the Closing; (iii) any installment sale or open sale transaction disposition made in a pre-Closing Tax period; (iv) any prepaid amount received outside the ordinary course of business in a pre-Closing Tax period; or (v) any intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).
(c)   The unpaid Taxes of the Company Group (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Unaudited Financial Statements and (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Return.
(d)   The Company Group has been in compliance in all material respects with all applicable transfer pricing laws and legal requirements.
(e)   The Company Group has not deferred the withholding or remittance of any Applicable Taxes related or attributable to any Applicable Wages for any employees of the Company and shall not defer the withholding or remittance any Applicable Taxes related or attributable to Applicable Wages for any employees of the Company up to and through and including Closing Date, notwithstanding IRS Notice 2020-65 (or any comparable regime for state or local Tax purposes).
(f)   As of the Closing Date, the Company has correctly and accurately determined the amount of Intercompany Loan Extinguishment Taxes.
4.25   Environmental Laws.   In the past five (5) years, the Company Group has complied in all material respects and is in compliance in all material respects with all Environmental Laws, and there are no Actions pending or, to the Knowledge of the Company, threatened against the Company Group alleging any failure to so comply. Except as set forth on Schedule 4.25, the Company Group has not (a) received any written or, to the Knowledge of the Company, oral notice of any alleged claim, violation of or liability under any Environmental Law nor any claim of potential liability with regard to any Hazardous Material, which has not heretofore been cured or for which there is any remaining liability; (b) disposed of, emitted, discharged, handled, stored, transported, used or released any Hazardous Material; arranged for the disposal, discharge, storage or release of any Hazardous Material; or exposed any employee or other individual or property to any Hazardous Material, in each case of this clause (b) so as would reasonably be expected to give rise to any liability or corrective or remedial obligation under any Environmental Laws which has not heretofore been resolved or cured; or (c) entered into any agreement that may require it to reimburse, defend, hold harmless or indemnify any other Person with respect to liabilities arising out of Environmental Laws or the Hazardous Material Activity. To the Knowledge of the Company, there are no Hazardous Materials in, on or under any properties owned, leased or used at any time by the Company Group that would reasonably be expected to give rise to any material liability or corrective or remedial obligation of the Company Group under any Environmental Laws.
4.26   Finders’ Fees.   Except as set forth on Schedule 4.26, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Seller, the Company or any other member of the Company Group or any of their respective Affiliates who is entitled to any fee or commission from Seller, the Company, any other member of the Company Group, Purchaser or any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.
4.27   Powers of Attorney, Suretyships and Bank Accounts.   The Company Group does not have any general or special powers of attorney outstanding (whether as grantor or grantee thereof) or any obligation or liability (whether actual, accrued, accruing, contingent or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person.
4.28   Directors and Officers.   Schedule 4.28 sets forth a correct and complete list of all directors and officers of each member of the Company Group.
4.29   Anti-Money Laundering Laws.
(a)   The Company Group currently is and, since October 31, 2018, has been, in compliance in all material respects with applicable Laws related to (i) anti-corruption or anti-bribery, including the U.S. Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq., and any other equivalent or comparable Laws of other countries (collectively, “Anti-Corruption Laws”), (ii) economic sanctions administered, enacted or enforced by any Authority (collectively, “Sanctions Laws”), (iii) export controls, including the U.S. Export Administration Regulations, 15 C.F.R. §§ 730, et seq., and any other equivalent or comparable Laws of other countries (collectively, “Export Control Laws”), (iv) anti-money laundering, including the Money Laundering Control Act of 1986, 18 U.S.C. §§ 1956, 1957, and any other equivalent or comparable Laws of other countries; (v) anti-boycott regulations, as administered by the U.S. Department of Commerce; and (vi) importation of goods, including Laws administered by the U.S. Customs and Border Protection, Title 19 of the U.S.C. and C.F.R., and any other equivalent or comparable Laws of other countries (collectively, “International Trade Control Laws”).
(b)   Neither the Company Group nor, to the Knowledge of the Company, any Representative of the Company Group (acting on behalf of the Company Group), is or is acting under the direction of, on behalf of or for the benefit of a Person that is, (i) the subject of Sanctions Laws or identified on any sanctions or similar lists administered by an Authority, including the U.S. Department of the Treasury’s Specially Designated Nationals List, the U.S. Department of Commerce’s Denied Persons List and Entity List, the U.S. Department of State’s Debarred List, HM Treasury’s Consolidated List of Financial Sanctions Targets and the Investment Bank List, or any similar list enforced by any other relevant Authority, as amended from time to time, or any Person owned or controlled by any of the foregoing (collectively, “Prohibited Party”); (ii) the target of any Sanctions Laws; (iii) located, organized or resident in a country or territory that is, or whose government is, the target of comprehensive trade sanctions under Sanctions Laws, including, as of the date of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria; or (iv) an officer or employee of any Authority or public international organization, or officer of a political party or candidate for political office. Neither the Company Group nor, to the Knowledge of the Company, any Representative of the Company Group (acting on behalf of the Company Group), (A) has participated in any transaction involving a Prohibited Party, or a Person who is the target of any Sanctions Laws, or any country or territory that was during such period or is, or whose government was during such period or is, the target of comprehensive trade sanctions under Sanctions Laws, (B) to the Knowledge of the Company, has exported (including deemed exportation) or re-exported, directly or indirectly, any commodity, software, technology, or services in violation of any applicable Export Control Laws or (C) has participated in any transaction in violation of or connected with any purpose prohibited by Anti-Corruption Laws or any applicable International Trade Control Laws, including support for international terrorism and nuclear, chemical, or biological weapons proliferation.
(c)   The Company, has not received written notice of, nor, to the Knowledge of the Company, any of its Representatives is or has been the subject of, any investigation, inquiry or enforcement proceedings by any Authority regarding any offense or alleged offense under Anti-Corruption Laws, Sanctions Laws, Export Control Laws or International Trade Control Laws (including by virtue of having made any disclosure relating to any offense or alleged offense) and, to the Knowledge of the Company, there are no circumstances likely to give rise to any such investigation, inquiry or proceeding.
4.30   Insurance.   All forms of insurance owned or held by and insuring any member of the Company Group (other than any Plans) are set forth on Schedule 4.30, and such policies are in full force and effect. All premiums with respect to such policies covering all periods up to and including the Closing Date have been or will be paid when due, no notice of cancellation or termination has been received with respect to any such policy which was not replaced on substantially similar terms prior to the date of such cancellation or termination and there is no claim by the Company Group or, to the Company’s Knowledge, any other Person pending under any of such insurance policies as to which coverage has been questioned, denied or disputed by the underwriters or issuers of such policies. There is no existing default or event which, with or without the passage of time or the giving of notice or both, would constitute noncompliance with, or a default under, any such policy or entitle any insurer to terminate or cancel any such policy. Such policies will not in any way be affected by or terminate or lapse by reason of the transactions contemplated by this Agreement. The insurance policies to which the Company Group is a party are of at least like character and amount as are carried by like businesses similarly situated and sufficient for compliance with all requirements of all Material Contracts to which the Company Group is a party or by which the Company Group is bound. Since October 31, 2018, the Company Group has not been refused any insurance with respect to its assets or operations or had its coverage limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance. The Company Group does not have any self-insurance arrangements. No fidelity bonds, letters of credit, performance bonds or bid bonds have been issued to or in respect of the Company Group.
4.31   Related Party Transactions.   Except as set forth in Schedule 4.31, as contemplated by this Agreement or as provided in the Company Financial Statements, no Affiliate of the Company Group, current or former director, manager, officer or employee of any Person in the Company Group or any immediate family member or Affiliate of any of the foregoing (a) is a party to any Contract, or has otherwise entered into any transaction, understanding or arrangement, with any member of the Company Group other than any Plan or ordinary course employment with the Company Group, (b) owns any asset, property or right, tangible or intangible, which is used by any member of the Company Group, or (c) is a borrower or lender, as applicable, under any Indebtedness owed by or to any member of the Company Group since October 31, 2018.
4.32   Not an Investment Company.   Neither Seller nor the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.
ARTICLE V   REPRESENTATIONS AND WARRANTIES OF PURCHASER
Except as disclosed in the Purchaser SEC Documents filed with or furnished to the SEC prior to the date of this Agreement (other than any risk factor disclosures or other similar cautionary or predictive statements therein), Purchaser hereby represents and warrants to Seller and the Company as of the date hereof and as of the Closing Date as follows:
5.1   Corporate Existence and Power.   Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.
5.2   Corporate Authorization.   Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby, subject to receipt of the Purchaser Stockholder Approval. The execution and delivery by Purchaser of this Agreement and the Additional Agreements to which it is a party and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Purchaser. No other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement or the Additional Agreements to which it is a party or to consummate the transactions contemplated by this Agreement or the Additional Agreements (other than the receipt of the Purchaser Stockholder Approval) or the Additional Agreements. This Agreement and the Additional Agreements to which Purchaser is a party have been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by each of the other parties hereto and thereto, this Agreement and the Additional Agreements to which Purchaser is a party constitute a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with their respective terms, subject to the Enforceability Exceptions. The affirmative vote of holders of a majority of the then outstanding shares of Purchaser Common Stock present in person or by proxy and entitled to vote at the Purchaser Stockholder Meeting, assuming a quorum is present (the “Purchaser

Stockholder Approval”), is the only vote of the holders of any of Purchaser’s capital stock necessary to adopt this Agreement and approve the Acquisition and the consummation of the other transactions contemplated hereby.
5.3   Governmental Authorization.   Assuming the accuracy of the representations and warranties of Seller set forth in Section 4.3, none of the execution, delivery or performance of this Agreement or any Additional Agreement by Purchaser or the consummation by Purchaser of the transactions contemplated hereby and thereby requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority, except for the filing required pursuant to the HSR Act.
5.4   Non-Contravention.   The execution, delivery and performance by Purchaser of this Agreement or the consummation by Purchaser of the transactions contemplated hereby and thereby do not and will not (a) contravene or conflict with the organizational or constitutive documents of Purchaser, (b) contravene or conflict with or constitute a violation of any provision of any Law or any Order binding upon Purchaser, (c) (i) require consent, approval or waiver under, (ii) constitute a default under or breach of (with or without the giving of notice or the passage of time or both), (iii) violate, (iv) give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of Purchaser, in the case of each of clauses (i)-(iv), under any provision of any Permit, Contract or other instrument or obligations binding upon Purchaser, or (d) except for the Purchaser Stockholder Approval, require any consent, approval or waiver from any Person.
5.5   Finders’ Fees.   Except for the Persons identified on Schedule 5.5, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Purchaser or its Affiliates who might be entitled to any fee or commission from Seller, the Company or any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.
5.6   Board Approval.   Purchaser’s Board of Directors (including any required committee or subgroup of such board) has, as of the date of this Agreement, unanimously (i) declared the advisability of the transactions contemplated by this Agreement, (ii) determined that the transactions contemplated hereby are in the best interests of the stockholders of Purchaser and (iii) recommended to Purchaser’s stockholders to adopt and approve this Agreement, the transactions contemplated hereby and all of the other approvals necessary or advisable to effect the consummation of the Acquisition (the “Purchaser Proposals”).
5.7   Litigation.   Purchaser is not party to any pending or, to Purchaser’s Knowledge, threatened litigation which would reasonably be expected to affect or prohibit the consummation of the transactions contemplated hereby.
5.8   Capitalization.
(a)   The authorized capital stock of Purchaser consists of (i) 100,000,000 shares of Common Stock, par value $0.0001 per share (“Purchaser Common Stock”), and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share. As of the date of this Agreement (A) 23,282,362 shares of Purchaser Common stock are issued and outstanding (inclusive of Purchaser Common Stock included in any outstanding Purchaser Units), all of which are validly issued, fully paid and non-assessable and not subject to any preemptive rights under any provision of the DGCL, and (B) no shares of Purchaser Common Stock are held in the treasury of Purchaser. In addition, 9,358,306 Purchaser Warrants (inclusive of Purchaser Warrants included in any outstanding Purchaser Units) exercisable for 9,358,306 shares of Purchaser Common Stock are issued and outstanding. No other shares of capital stock or other voting securities of Purchaser are issued, reserved for issuance or outstanding.
(b)   All outstanding equity of Purchaser has been issued and granted in compliance with all applicable securities Laws.
(c)   Except for securities issued (or to be issued) pursuant to the Subscription Agreements, the IPO or the Purchaser Warrants, Purchaser has not issued any options, warrants, preemptive rights, calls, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Purchaser or obligating Purchaser to issue or sell any shares of capital stock, or other equity interests in, any Person.

5.9   Compliance.   Neither Purchaser nor its Affiliates has been in conflict with, or in default, breach or violation in any material respects of, (a) any Law or (b) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation. Purchaser is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Authority necessary for Purchaser to own, lease and operate its properties or to carry on its business as it is now being conducted.
5.10   SEC Filings, Financial Statements; Sarbanes-Oxley.
(a)   Except as set for on Schedule 5.10, Purchaser has filed the Purchaser SEC Documents and all other forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed by it with the Securities and Exchange Commission (the “SEC”) since Purchaser’s incorporation, together with any amendments, restatements or supplements thereto (collectively, the “Purchaser SEC Reports”). As of their respective dates, the Purchaser SEC Reports (i) complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed (except to the extent that information contained in any Purchaser SEC Reports has been revised or superseded by a later filed Purchaser SEC Report, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
(b)   Each of the financial statements (including, in each case, any notes thereto) contained in the Purchaser SEC Reports was prepared in accordance with U.S. GAAP (applied on a consistent basis) and Regulation S-X and Regulation S-K, as applicable, throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations, changes in stockholders equity and cash flows of Purchaser as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which have not had, and would not reasonably be expected to individually or in the aggregate be material). Purchaser has no off-balance sheet arrangements that are not disclosed in the Purchaser SEC Reports. No financial statements other than those of Purchaser are required by U.S. GAAP to be included in the consolidated financial statements of Purchaser.
(c)   Except as and to the extent set forth in the Purchaser SEC Reports, neither Purchaser nor its Affiliates has any liability or obligation of a nature (whether accrued, absolute, contingent or otherwise) required to be reflected on a balance sheet prepared in accordance with U.S. GAAP, except for liabilities and obligations arising in the ordinary course of Purchaser’s business.
5.11   Purchaser Trust Fund.   As of the date of this Agreement, Purchaser has no less than $183,543,150 in the trust fund established by Purchaser for the benefit of its public stockholders in a trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company, as trustee (the “Trustee”), pursuant to the Investment Management Trust Agreement dated as of June 8, 2021, between Purchaser and the Trustee (the “Trust Agreement”). The monies of such Trust Account are invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and held in trust by the Trustee pursuant to the Trust Agreement. The Trust Agreement has not been amended or modified and is valid and in full force and effect and is enforceable in accordance with its terms, except as may be limited by the Enforceability Exceptions. Purchaser has complied in all material respects with the terms of the Trust Agreement and is not in material breach thereof or material default thereunder and, to the Knowledge of Purchaser, there does not exist under the Trust Agreement any event which, with the giving of notice or the lapse of time, would constitute such a breach or default by Purchaser or the Trustee. There are no separate contracts, agreements, side letters or other understandings (whether written or unwritten, express or implied): (i) between Purchaser and the Trustee that would cause the description of the Trust Agreement in the Purchaser SEC Reports to be inaccurate in any material respect; or (ii) that would entitle any Person (other than stockholders of Purchaser who shall have elected to redeem their shares) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds in the Trust Account may be released except in accordance with the Trust Agreement and Purchaser’s amended and restated certificate of incorporation. As of the date hereof, there are no Actions pending or, to the Knowledge of Purchaser, threatened with respect to the Trust Account. Upon consummation of the Acquisition and notice thereof to the Trustee pursuant to the Trust Agreement, Purchaser shall cause the Trustee to release to Purchaser the funds in the Trust Account in accordance with the Trust Agreement. Purchaser has, or will at the Closing have, sufficient funds available for Purchaser to pay and deliver all of the funds and payments contemplated by Article II in full and to consummate the Acquisition and the other transactions contemplated by this Agreement.
5.12   Registration and Listing.   The issued and outstanding shares of Purchaser Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “GACQ.” As of the date of this Agreement, there is no Action pending or, to the Knowledge of Purchaser, threatened against Purchaser by the SEC with respect to the deregistration of Purchaser Common Stock under the Exchange Act or by Nasdaq or the SEC with respect to any intention by such entity to terminate the listing of Purchaser Common Stock. Purchaser has not taken any action in an attempt to terminate the registration of Purchaser under the Exchange Act.
ARTICLE VI   COVENANTS OF THE PARTIES
6.1   Conduct of the Business.
(a)   The Company covenants and agrees that, except as expressly contemplated by this Agreement, the Additional Agreements, in the ordinary course of business or as set forth on Schedule 6.1(a), from the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms (the “Interim Period”), the Company Group shall (I) conduct its business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices, (II) duly and timely file all Tax Returns required to be filed (or obtain a permitted extension with respect thereto) with the applicable Taxing Authorities and pay any and all Taxes due and payable during such time period; (III) duly observe and comply with all applicable Law and Orders; and (IV) use its commercially reasonable efforts to preserve intact its business relationships with employees, clients, suppliers, contract manufacturing organizations, contract research organizations and other third parties. Without limiting the generality of the foregoing, and except as expressly contemplated by this Agreement or the Additional Agreements or as required by applicable Law or as set forth on Schedule 6.1(a), from the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, without Purchaser’s prior written consent (which shall not be unreasonably conditioned, withheld or delayed), the Company shall not, or permit its Subsidiaries to:
(i)   amend, modify or supplement its certificate of incorporation or bylaws or other organizational or governing documents except as contemplated hereby, or engage in any reorganization, reclassification, liquidation, dissolution or similar transaction;
(ii)   amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way or relinquish any material right under, any material contract, agreement, lease, license or other right or asset of such party or its Subsidiaries;
(iii)   other than in the ordinary course of business, modify, amend or enter into any contract, agreement, lease, license or commitment, including for capital expenditures, that extends for a term of one year or more or obligates the payment by it of more than $100,000 (individually or in the aggregate);
(iv)   sell, lease, license or otherwise dispose of any of its material assets, except pursuant to existing contracts or commitments disclosed herein or in the ordinary course of business consistent with past practices;
(v)   sell, lease, license or otherwise dispose of any of the Company Owned IP;
(vi)   (A) pay, declare or promise to pay any dividends, distributions or other amounts with respect to its capital stock or other equity securities; or (B) except as contemplated hereby or by any Additional Agreement, amend any term, right or obligation with respect to any outstanding shares of its capital stock or other equity securities;
(vii)   (A) make any loan, advance or capital contribution to any Person; (B) incur any Indebtedness including drawings under the lines of credit, if any, other than intercompany Indebtedness; or (C) repay or satisfy any Indebtedness, other than the repayment of Indebtedness in accordance with the terms thereof;
(viii)   suffer or incur any Lien, except for Permitted Liens on its assets;
(ix)   delay, accelerate or cancel, or waive any material right with respect to, any receivables or Indebtedness owed to it, or write off or make reserves against the same (other than, in the case of the Company Group, in the ordinary course of business consistent with past practices);
(x)   merge or consolidate or enter a similar transaction with, or acquire all or substantially all of the assets or business of, any other Person; make any material investment in any Person; or be acquired by any other Person;
(xi)   terminate or allow to lapse any insurance policy protecting any of its assets, unless simultaneously with such termination or lapse, a replacement policy underwritten by an insurance company of nationally recognized standing having comparable deductions and providing coverage equal to or greater than the coverage under the terminated or lapsed policy for substantially similar premiums or less is in full force and effect;
(xii)   adopt any severance, retention or other employee plan or fail to continue to make timely contributions to each Plan in accordance with the terms thereof;
(xiii)   institute, settle or agree to settle any Action before any Authority, in each case in excess of $100,000 (exclusive of any amounts covered by insurance) or that imposes injunctive or other non-monetary relief on it;
(xiv)   except as required by U.S. GAAP, make any material change in its accounting principles, methods or practices or write down the value of its assets;
(xv)   change its principal place of business or jurisdiction of organization;
(xvi)   issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities;
(xvii)   (A) make, change or revoke any material Tax election; (B) change any method of accounting; (C) settle or compromise any material claim, notice, audit report or assessment in respect of Taxes of the Company Group; (D) enter into any Tax allocation, Tax sharing, Tax indemnity or other closing agreement relating to any Taxes of the Company Group, in each case other than any Commercial Tax Agreement; or (E) surrender or forfeit any right to claim a Tax refund;
(xviii)   enter into any transaction with or distribute or advance any assets or property to any of its Affiliates (other than to its Subsidiaries), other than the payment of salary and benefits in the ordinary course;
(xix)   (A) terminate without “cause” any senior executive of any member of the Company Group or (B) hire or engage any new senior executive of any member of the Company Group;
(xx)   other than as required by a Plan, (A) increase or change the compensation or benefits of any employee or service provider of the Company Group, (B) accelerate the vesting or payment of any compensation or benefits of any employee or service provider of the Company Group, (C) enter into, amend or terminate any Plan (or any plan, program, agreement or arrangement that would be a Plan if in effect on the date hereof) or grant, amend or terminate any awards thereunder, (D) make any loan to any present or former employee or other individual service provider of the Company Group, other than advancement of expenses in the ordinary course of business consistent with past practices, or (E) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union or labor organization; or
(xxi)   agree or commit to do any of the foregoing.
(b)   Neither party shall (i) take or agree to take any action that would be reasonably likely to cause any representation or warranty of such party to be inaccurate or misleading in any respect at, or as of any time prior to, the Closing Date, in each case, such that it would or would reasonably be expected to render the satisfaction of any of the conditions set forth in Section 7.2(b), 7.2(c), 7.3(b) or 7.3(c), as applicable, impossible or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being inaccurate or misleading in any respect at any such time, in each case, such that it would or would reasonably be expected to render the satisfaction of any of the conditions set forth in Section 7.2(b), 7.2(c), 7.3(b) or 7.3(c), as applicable, impossible.
(c)   Purchaser covenants and agrees that except as expressly contemplated by this Agreement or the Additional Agreements, during the Interim Period, Purchaser shall comply with the Trust Agreement and shall cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement, including for the payment of (i) all amounts payable to public holders of shares of Purchaser Common Stock, (ii) deferred underwriting commissions and the expenses of Purchaser and the Company Group to the third parties to which they are owed, and (iii) the remaining monies in the Trust Account to Purchaser or the Company after the Closing.
(d)   Notwithstanding the foregoing, the Company and Purchaser and their respective Subsidiaries shall be permitted to take any and all actions required to comply with the quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, directive, guidelines or recommendations by any Authority (including the Centers for Disease Control and Prevention, OSHA and the World Health Organization) in each case in connection with, related to or in response to COVID-19, including the CARES Act or any changes thereto.
6.2   Exclusivity.
(a)   During the Interim Period, neither Seller nor the Company, on the one hand, nor Purchaser, on the other hand, shall, and such Persons shall cause each of their respective Representatives not to, without the prior written consent of the other party (which consent may be withheld in the sole and absolute discretion of the party asked to provide consent), directly or indirectly, (i) encourage, solicit, initiate, engage or participate in negotiations with any Person concerning any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction or (iii) approve, recommend or enter into any Alternative Transaction or any contract or agreement related to any Alternative Transaction. Immediately following the execution of this Agreement, each of Seller and the Company, on the one hand, and Purchaser, on the other hand, shall, and shall cause each of its Representatives, to terminate any existing discussion or negotiations with any Persons other than Seller, the Company or Purchaser, as applicable, concerning any Alternative Transaction. Each of Seller, the Company and Purchaser shall be responsible for any acts or omissions of any of its respective Representatives that, if they were the acts or omissions of Seller, the Company or Purchaser, as applicable, would be deemed a breach of such party’s obligations hereunder (it being understood that such responsibility shall be in addition to and not by way of limitation of any right or remedy Seller, the Company or Purchaser, as applicable, may have against such Representatives with respect to any such acts or omissions). For purposes of this Agreement, the term “Alternative Transaction” means any of the following transactions involving Purchaser, Company or its Subsidiaries (other than the transactions contemplated by this Agreement or the Additional Agreements or the LifeCo Transaction): (A) any merger, consolidation, share exchange, business combination or other similar transaction or (B) any sale, lease, exchange, transfer or other disposition or acquisition of all or a material portion of the assets of any Person, the Company or its Subsidiaries or any capital stock or other equity interests of any Person, the Company or its Subsidiaries in a single transaction or series of transactions (other than (i) with respect to the Company Group, the dissolution of the Dormant Subsidiaries or (ii) with respect to Purchaser, the PIPE Financing).
(b)   In the event that there is an unsolicited proposal for, or an indication of interest in entering into, an Alternative Transaction, communicated in writing to Seller, the Company or Purchaser or any of their respective Representatives (each, an “Alternative Proposal”), such party shall as promptly as practicable (and in any event within three (3) Business Days after receipt thereof) advise the other parties, orally and in writing, of such Alternative Proposal and the material terms and conditions thereof (including any changes thereto) but not the identity of the Person making any such Alternative Proposal. Seller, the Company and Purchaser shall keep each other informed on a reasonably current basis of material developments with respect to any such Alternative Proposal. As used herein with respect to Purchaser, the term “Alternative Proposal” shall not include the receipt by Purchaser of any unsolicited communications (including the receipt of draft non-disclosure agreements) in the ordinary course of business consistent with past practices inquiring as to Purchaser’s interest in a potential target for a business combination; provided, however, that Purchaser shall inform the person initiating such communication of the existence of this Agreement and its obligations hereunder.
6.3   Access to Information.   During the Interim Period, upon reasonable advance written notice, the Company shall provide to Purchaser and its Representatives reasonable access (which access will be under the supervision of the Company’s personnel) to the personnel, books, records, offices, properties, financial statements, internal and external audit reports, regulatory reports, Contracts, Permits, commitments and any other reasonably requested documents and other information of the Company Group or relating to the Business during normal business hours (in a manner so as to not interfere with the normal business operations of the Company Group) and use commercially reasonable efforts to cause the employees, legal counsel, accountants and Representatives of the Company to reasonably cooperate with Purchaser in its investigation of the Company and the Business; provided that no investigation pursuant to this Section 6.3 shall affect any representation or warranty given by the Company. All of such information shall be treated as confidential information pursuant to the terms of the Confidentiality Agreement. Notwithstanding anything herein to the contrary, Purchaser shall not, without the prior written consent of the Company, make inquiries of Persons having business relationships with the Company (including suppliers, customers and vendors) regarding the Company or such business relationships.
6.4   Tax Matters.   Purchaser shall elect to file a consolidated U.S. federal income Tax Return with the Company for the Tax year of Purchaser that includes the day after the Closing Date. The parties hereto acknowledge and agree that, as a consequence of the transactions contemplated hereby, (i) the Tax year of the Company shall close for U.S. federal income Tax purposes at the end of the day on the Closing Date, (ii) to the extent applicable Law in other taxing jurisdictions so permits, the Tax year of the Company shall close at the end of the day on the Closing Date, and (iii) all federal, state, local and foreign income Tax Returns shall be filed consistently on the foregoing basis.
6.5   Notices of Certain Events.   During the Interim Period, each of Purchaser, Seller and the Company shall promptly notify the other parties of:
(a)   any notice from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action or other rights by or on behalf of such Person or result in the loss of any rights or privileges of Purchaser, Seller or the Company to any such Person or create any Lien on any of the Company Group’s assets;
(b)   any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;
(c)   any Actions commenced or threatened against, relating to or involving or otherwise affecting Purchaser, Seller, the Company or any of their equity, assets or business or that relate to the consummation of the transactions contemplated by this Agreement or the Additional Agreements; and
(d)   the occurrence of any fact or circumstance which constitutes or results, or would reasonably be expected to constitute or result in a Material Adverse Effect; and
(e)   any inaccuracy of any representation or warranty of any party contained in this Agreement at any time during the term hereof, or any failure of any party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, in each case that would reasonably be expected to cause any of the conditions set forth in Article VII not to be satisfied after giving effect to the cure periods contained in Section 8.2.

6.6   Cooperation with Proxy Statement; Other Filings.
(a)   As promptly as practical after the date of this Agreement, the Company shall provide to Purchaser such information concerning the Company and Seller as is either required by the federal securities Laws or reasonably requested by Purchaser and appropriate for inclusion in the Offer Documents. As promptly as practical after the receipt by Purchaser from the Company of all such information, Purchaser shall prepare and file with the SEC, and with all other applicable regulatory bodies, proxy materials (the “Proxy Statement”) for the purpose of soliciting proxies from holders of Purchaser Common Stock sufficient to obtain Purchaser Stockholder Approval at a meeting of holders of Purchaser Common Stock to be called and held for such purpose (the “Purchaser Stockholder Meeting”). Purchaser shall promptly respond to any SEC comments on the Proxy Statement. The Proxy Statement and the documents included or referred to therein, together with any supplements, amendments or exhibits thereto, are referred to herein as the “Offer Documents”.
(b)   Purchaser (i) shall permit the Company and its counsel to review and comment on the Proxy Statement and any exhibits, amendments or supplements thereto (or other related documents); (ii) shall consider any such comments reasonably and in good faith; and (iii) shall not file the Proxy Statement or any exhibit, amendment or supplement thereto without the prior consent of the Company (not to be unreasonably withheld, conditioned or delayed). As promptly as practicable after receipt thereof, Purchaser shall provide to the Company and its counsel notice and a copy of all correspondence (or, to the extent such correspondence is oral, a summary thereof), including any comments from the SEC or its staff, between Purchaser or any of its Representatives, on the one hand, and the SEC or its staff or other government officials, on the other hand, with respect to the Offer Documents, and, in each case, shall consult with the Company and its counsel concerning any such correspondence. Purchaser shall not file any response letters to any comments from the SEC without the prior consent of the Company (not to be unreasonably withheld, conditioned or delayed). Purchaser will advise the Company, promptly after it receives notice thereof, of the time when the Proxy Statement or any amendment or supplement thereto has been filed with the SEC and the time when all SEC comments to the Proxy Statement have been cleared. Furthermore, as promptly as reasonably practicable after the execution of this Agreement, Purchaser will, in consultation with the Company and Seller, as applicable, prepare and file any other filings required under, and in accordance with, the Exchange Act, the Securities Act, the applicable Nasdaq listing rules or any other Laws relating to the transactions contemplated by this Agreement.
(c)   As soon as practicable after the Proxy Statement is “cleared” by the SEC, Purchaser shall distribute the Proxy Statement to the holders of Purchaser Common Stock and, pursuant thereto, shall call and hold the Purchaser Stockholder Meeting in accordance with its organizational documents and the laws of the State of Delaware and, subject to the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby and the other matters presented to Purchaser’s stockholders for approval or adoption at the Purchaser Stockholder Meeting. Purchaser will keep the Company reasonably informed regarding all matters relating to the Purchaser Stockholder Meeting, including by promptly furnishing any voting or proxy solicitation reports received by Purchaser in respect of such matters and similar updates regarding any redemptions.
(d)   Purchaser shall comply with all applicable provisions of and rules under the Securities Act and Exchange Act and all applicable Laws of the State of Delaware and Nasdaq, in the preparation, filing and distribution of the Proxy Statement (or any amendment or supplement thereto), as applicable, the solicitation of proxies under the Proxy Statement and the calling and holding of the Purchaser Stockholder Meeting. Without limiting the foregoing, Purchaser shall ensure that the Proxy Statement, as of the date on which it (or any amendment or supplement thereto) is first distributed to holders of Purchaser Common Stock, and as of the date of Purchaser Stockholder Meeting, complies as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. Each of the Company and Purchaser represents and warrants that, with respect to the Company, the information relating to the Company supplied by the Company and, with respect to Purchaser, the information relating to Purchaser supplied by Purchaser, as applicable, for inclusion in the Proxy Statement will not as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed to stockholders of Purchaser and as of the date of the Purchaser Stockholder Meeting, contain any statements which, at such time and in light of the circumstances under which they were made, are false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading. If at any time prior to Closing, a change in the information relating to Purchaser, Seller or the Company or any other information furnished by Purchaser, Seller or the Company for inclusion in the Proxy Statement, which would make the preceding sentence incorrect, should be discovered by Purchaser, Seller or the Company, as applicable, such party shall promptly notify the other parties of such change or discovery and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to Purchaser’s stockholders. In connection therewith, Purchaser, Seller and the Company shall instruct their respective employees, counsel, financial advisors, auditors and other authorized representatives to reasonably cooperate with Purchaser as relevant if required to achieve the foregoing.
(e)   Purchaser, with the assistance of the Company, shall use its reasonable best efforts to cause the Proxy Statement to “clear” comments from the SEC. The Offer Documents shall provide the public stockholders of Purchaser with the opportunity to redeem all or a portion of their public shares of Purchaser Common Stock, up to that number of shares of Purchaser Common Stock that would permit Purchaser to maintain consolidated net tangible assets of at least $5,000,001 either immediately prior to or upon the consummation of the Acquisition, at a price per share equal to the pro rata share of the funds in the Trust Account, all in accordance with and as required by Purchaser’s amended and restated certificate of incorporation, the Trust Agreement, applicable Law and any applicable rules and regulations of the SEC. In accordance with Purchaser’s amended and restated certificate of incorporation, the proceeds held in the Trust Account will first be used for the redemption of the shares of Purchaser Common Stock held by Purchaser’s public stockholders who have elected to redeem such shares.
(f)   The Company acknowledges that a substantial portion of the Proxy Statement shall include disclosure regarding the Company and its management, operations and financial condition. Accordingly, the Company agrees to as promptly as reasonably practical provide Purchaser with such information as shall be reasonably requested by Purchaser for inclusion in or attachment to the Proxy Statement. The Company understands that such information shall be included in the Proxy Statement or responses to comments from the SEC or its staff in connection therewith. Upon reasonable advance notice, the Company shall use reasonable best efforts to make, and cause each of its Subsidiaries to make, their managers, directors, officers and employees reasonably available during normal business hours (in a manner so as to not interfere with the normal business operations of the Company or any of its Subsidiaries) to Purchaser and its counsel in connection with the drafting of such filings and mailings and responding in a timely manner to comments from the SEC (which availability will be under the supervision of the Company’s personnel and subject to any restrictions or limitations pertaining to the COVID-19 pandemic). Notwithstanding anything herein to the contrary, Purchaser will not, without prior written consent of the Company (not to be unreasonably conditioned, delayed or withheld), make inquiries of Persons having business relationships with the Company or its Subsidiaries (including suppliers, customers and vendors) regarding the Company or its Subsidiaries or such business relationships.
(g)   Notwithstanding anything else to the contrary in this Agreement or any Additional Agreements, Purchaser may make any public filing with respect to the Acquisition to the extent required by applicable Law, provided that prior to making any filing that includes information regarding the Company Group, Purchaser shall provide a copy of the filing to the Company and permit the Company to make revisions and shall consider any such revisions reasonably and in good faith.
(h)   Purchaser will prepare and make all necessary filings with respect to the transactions contemplated by this Agreement under the Securities Act, the Exchange Act, applicable “blue sky” Laws, any other Laws and Nasdaq and any rules and regulations thereunder.

6.7   Cooperation with Antitrust Law Approvals.   Promptly after the date hereof, to the extent required by applicable Law, Purchaser and the Company shall each prepare and file the notification required of it under the HSR Act and any other applicable Antitrust Law in connection with the transactions contemplated by this Agreement and shall promptly and in good faith respond to all information requested of it by the U.S. Federal Trade Commission, U.S. Department of Justice, or any other Authority in connection with such notification and otherwise cooperate in good faith with each other and such Authorities. Each party will promptly furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any filing or submission that is necessary under the HSR Act and any other applicable Antitrust Law and will use commercially reasonable efforts to cause the expiration or termination of the applicable waiting periods as soon as practicable, including, if appropriate, by requesting early termination of the HSR waiting period. Neither Purchaser nor the Company shall, and each shall use its commercially reasonable efforts to cause their respective Affiliates not to, directly or indirectly take any action, including, directly or indirectly, acquiring or investing in any Person or acquiring, leasing or licensing any assets, or agreement to do any of the foregoing, if doing so would reasonably be expected to impose any material delay in the obtaining of, or significantly increase the risk of not obtaining, any required approval under the HSR Act and any other applicable Antitrust Law. Without limiting the foregoing, Purchaser and the Company shall: (i) promptly inform the other of any communication to or from the U.S. Federal Trade Commission, the U.S. Department of Justice or any other Authority with respect to Antitrust Laws regarding the transactions contemplated by this Agreement; (ii) permit each other to review reasonably in advance any proposed substantive written communication to any such Authority and incorporate reasonable comments thereto; (iii) give the other prompt written notice of the commencement of any Action with respect to such transactions under Antitrust Laws; (iv) not agree to participate in any substantive meeting or discussion with any such Authority in respect of any filing, investigation or inquiry concerning this Agreement or the transactions contemplated by this Agreement with respect to Antitrust Laws unless, to the extent reasonably practicable, it consults with the other party in advance and, to the extent permitted by such Authority, gives the other party the opportunity to attend; (v) keep the other reasonably informed as to the status of any such Action; and (vi) promptly furnish each other with copies of all correspondence, filings (except for filings made under the HSR Act) and written communications (and memoranda setting forth the substance of all substantive oral communications) between such party and their Subsidiaries and their respective Representatives and advisors, on one hand, and any such Authority, on the other hand, in each case, with respect to this Agreement and the transactions contemplated by this Agreement with respect to Antitrust Laws; provided that materials required to be supplied pursuant to this section may be redacted (1) as necessary to comply with contractual arrangements, (2) as necessary to comply with applicable Law, and (3) as necessary to address reasonable privilege or confidentiality concerns; provided further, that a party may reasonably designate any competitively sensitive material provided to another party under this Section 6.7 as “Outside Counsel Only”.
6.8   Reasonable Best Efforts; Further Assurances; Governmental Consents.
(a)   Subject to the terms and conditions of this Agreement, each party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, or as reasonably requested by the other parties, to consummate and implement expeditiously each of the transactions contemplated by this Agreement, including using its reasonable best efforts to (i) obtain all necessary actions, nonactions, waivers, consents, approvals and other authorizations from all applicable Authorities prior to the Closing; (ii) avoid an Action by any Authority; and (iii) execute and deliver any additional instruments necessary to consummate the transactions contemplated by this Agreement. The parties shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement.
(b)   Other than with respect to Antitrust Laws, which shall be governed by Section 6.7, and subject to applicable Law, the Company agrees to (i) reasonably cooperate and consult with Purchaser regarding obtaining and making all notifications and filings with Authorities, (ii) furnish to Purchaser such information and assistance as the other may reasonably request in connection with its preparation of any notifications or filings, (iii) keep Purchaser reasonably apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including promptly furnishing

Purchaser with copies of notices and other communications received by the Company from, or given by the Company to, any third party or any Authority with respect to such transactions, (iv) permit Purchaser to review and incorporate Purchaser’s reasonable comments in any communication to be given by the Company to any Authority with respect to any filings required to be made with, or action or nonactions, waivers, expirations or terminations of waiting periods, clearances, consents or orders required to be obtained from, such Authority in connection with execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and (v) to the extent reasonably practicable, consult with Purchaser in advance of and not participate in any meeting or discussion relating to the transactions contemplated by this Agreement, either in person or by telephone, with any Authority in connection with the proposed transactions unless it gives Purchaser the opportunity to attend and observe; provided, however, that, in each of clauses (iii) and (iv) above, that materials may be redacted (A) as necessary to comply with contractual arrangements or applicable Laws, and (B) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns.
6.9   Commercially Reasonable Efforts to Obtain Consents.   The Company shall use its commercially reasonable efforts to obtain each Company Consent set forth on Schedule 4.8.
6.10   QoE Reports.   Purchaser shall have the right to engage the Accounting Firm to prepare quality of earnings reports with respect to the Company Group (the “QoE Reports”) as of December 31, 2021 and January 31, 2022 and to review and approve the Estimated Purchase Price, including each component thereof, in accordance with Section 2.2(a).   Seller and the Company shall reasonably cooperate, as necessary and appropriate, with the Accounting Firm in connection with the performance by the Accounting Firm of such services.
6.11   Additional Financial Information.   Promptly following the date of this Agreement, the Company shall provide Purchaser with (a) the audited consolidated balance sheets of the Company, and the related statements of operations, changes in stockholders’ equity and cash flows, for the fiscal years ended February 28, 2021 and February 29, 2020 and (b) the unaudited consolidated balance sheets of the Company as of September 30, 2021 and September 30, 2020 and the related statements of operations, changes in stockholders’ equity and cash flows for the seven-month periods then ended, in each case of clauses (a) and (b), in conformity with U.S. GAAP applied on a consistent basis, except as otherwise indicated in such statements and subject to year-end audit adjustments (as applicable), and in accordance with the requirements of the Public Company Accounting Oversight Board for public companies (the “PCAOB Financials”). Subsequent to the delivery of the PCAOB Financials, the Company shall deliver to Purchaser the Company’s consolidated interim monthly financial statements, including consolidated balance sheets and the related statements of operations, changes in stockholders’ equity and cash flows, for each month after September 30, 2021, in conformity with U.S. GAAP applied on a consistent basis, except as otherwise indicated in such statements and subject to year-end audit adjustments, and in accordance with the requirements of the Public Company Accounting Oversight Board for public companies, certified by the Chief Executive Officer and Chief Financial Officer of the Company to the effect that all such financial statements fairly present, in all material respects, the consolidated financial position and consolidated results of operations of the Company as of the date or for the periods indicated. Furthermore, the Company will promptly provide Purchaser with additional Company financial information reasonably requested by Purchaser for inclusion in the Proxy Statement and any other filings to be made by Purchaser with the SEC.
6.12   280G Approval.   To the extent that any “disqualified individual” (within the meaning of Section 280G(c) of the Code and the regulations thereunder) has the right to receive any payments or benefits that could be deemed to constitute “parachute payments” (within the meaning of Section 280G(b)(2)(A) of the Code and the regulations thereunder), the Company will: (a) no later than five (5) days prior to the Closing Date, use commercially reasonable efforts to solicit and obtain from each such “disqualified individual” a waiver of such disqualified individual’s rights to some or all of such payments or benefits (the “Waived 280G Benefits”) so that any remaining payments or benefits shall not be deemed to be “excess parachute payments” (within the meaning of Section 280G of the Code and the regulations thereunder); and (b) no later than three (3) days prior to the Closing Date, with respect to each individual who agrees to the waiver described in clause (a) above, submit to a vote of holders of the equity interests of the Company entitled to vote on such matters, in the manner required under Section 280G(b)(5) of the Code and the regulations promulgated thereunder, along with adequate disclosure intended to satisfy such requirements (including Q&A 7 of Section 1.280G-1 of such regulations), the right of any such “disqualified individual” to receive the Waived 280G Benefits. Prior to, and in no event later than four (4) days prior to soliciting such waivers and approval, the Company shall provide drafts of such waivers and approval materials to Purchaser for its reasonable review and comment, and the Company shall consider in good faith any changes reasonably requested by Purchaser. No later than four (4) days prior to soliciting the waivers, the Company shall provide Purchaser with the calculations and related documentation to determine whether and to what extent the vote described in this Section 6.12 is necessary in order to avoid the imposition of Taxes under Section 4999 of the Code. Prior to the Closing Date, the Company shall deliver to Purchaser evidence that a vote of the stockholders of the Company was solicited in accordance with the foregoing and whether the requisite number of votes of the stockholders of the Company was obtained with respect to the Waived 280G Benefits or that the vote did not pass and the Waived 280G Benefits will not be paid or retained.
6.13   Non-Competition; Non-Solicitation.
(a)   For a period of three (3) years commencing on the Closing Date (the “Restricted Period”), Seller shall not, and shall not permit any of its Restricted Affiliates to, directly or indirectly, (i) engage in or assist others in engaging in the Business in the Territory; (ii) have an interest in any Person that engages, directly or indirectly in the Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant; or (iii) intentionally interfere in any material respect with the business relationships (whether formed prior to or after the date of this Agreement) between the Company Group and customers or suppliers of the Company Group. Notwithstanding the foregoing, Seller may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if Seller is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own 2% or more of any class of securities of such Person.
(b)   During the Restricted Period, Seller shall not, and shall not permit any of its Restricted Affiliates to, directly or indirectly, hire or solicit any employee of the Company Group set forth on Schedule 6.13(b) (the “Restricted Employees”) or encourage any such Restricted Employee to leave such employment or hire any such employee who has left such employment, except pursuant to a general solicitation which is not directed specifically to any such Restricted Employees; provided, that nothing in this Section 6.13(b) shall prevent Seller or any of its Affiliates from hiring, (i) at any time from the date of termination of employment by the Company Group or Purchaser, any Restricted Employee whose employment has been terminated by the Company Group or Purchaser, or (ii) after 180 days from the date of termination of employment by the Restricted Employee, any Restricted Employee whose employment has been terminated by the Restricted Employee.
(c)   During the Restricted Period, Seller shall not, and shall not permit any of its Restricted Affiliates to, directly or indirectly, solicit or entice, or attempt to solicit or entice, any clients or customers of the Company or potential clients or customers of the Company for purposes of diverting their business or services from the Company.
(d)   During the Restricted Period, Seller shall and shall cause its Restricted Affiliates to, hold in strict confidence all confidential and proprietary information with respect to the Company. Without limiting the generality of the foregoing, Seller agrees, covenants and acknowledges that, during the Restricted Period, Seller shall not, and shall cause its Restricted Affiliates not to, disclose, give, or sell any confidential or proprietary information (including any technology, process, trade secrets, know-how, other intellectual property rights, strategies, financial statements or other financial information not otherwise publicly available, forecasts, operations, business plans, prices, discounts, products, product specifications, designs, plans, data or ideas). Notwithstanding the foregoing, Seller and its Restricted Affiliates may disclose and use such information (i) if compelled to disclose the same by judicial or administrative process or by other requirements of Law or such disclosure is necessary so that Seller or its Restricted Affiliates not commit a violation of the rules of any securities exchange or is necessary or appropriate in connection with any legal proceeding, (ii) if the same currently is, or hereafter is, in the public domain through no fault of Seller or any of its Restricted Affiliates, (iii) if the same is later acquired by Seller or a Restricted Affiliate of Seller from another source and Seller is not aware that such source is under an obligation to another Person to keep such information confidential, or (iv) if the same is independently developed by Seller or a Restricted Affiliate of Seller without reference thereto or reliance thereon. If Seller or any of its Restricted Affiliates is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any such information, the applicable Person shall (unless expressly prohibited by Law) provide Purchaser with prompt written notice of any such request or requirement so that Purchaser may seek, at its sole expense, a protective order or other appropriate remedy or waive compliance with the provisions of this Section 6.13(d).   If, in the absence of a protective order or other remedy or the receipt of a waiver by Purchaser, the applicable Person nonetheless is required to disclose such information to any tribunal, the applicable Person, without liability hereunder, may disclose that portion of such information that it is legally required to disclose.
(e)   Seller acknowledges that a breach or threatened breach of this Section 6.13 would give rise to irreparable harm to Purchaser for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by Seller of any such obligations, Purchaser shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).
(f)   Seller acknowledges that the restrictions contained in this Section 6.13 are reasonable and necessary to protect the legitimate interests of Purchaser and constitute a material inducement to Purchaser to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 6.13 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law. The covenants contained in this Section 6.13 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.
6.14   Confidentiality.   Except as necessary to complete the SEC Statement, the other Offer Documents or any Other Filings, the Company, on the one hand, and Purchaser, on the other hand, shall comply with the Confidentiality Agreement.
6.15   No Insider Trading.   During the Interim Period, Seller, and the Company shall not, and they shall direct their respective officers, directors, managers, members, partners or stockholders to not, directly or indirectly, (a) purchase or sell (including entering into any hedge transaction with respect to) any securities of Purchaser, except in compliance with all applicable securities Laws, including Regulation M under the Exchange Act; or (ii) use or disclose or encourage any other Person to use or disclose any information that Purchaser or its Affiliates has made or makes available to Seller, the Company or any of their respective Representatives in violation of the Exchange Act, the Securities Act or any other applicable securities Law in any material respect.
6.16   RWI Policy.   Purchaser shall purchase a Representations and Warranties Insurance Policy to be bound and effective as of the Closing with a coverage limit determined by Purchaser in its sole and absolute discretion, but not to exceed $20,000,000 (the “RWI Policy”). Seller shall pay 50% of the premium of the RWI Policy and Purchaser shall pay the other 50% of the premium of the RWI Policy. Purchaser will not amend, waive or otherwise modify the RWI Policy, including the subrogation provisions thereof, in any manner that would have, or reasonably be expected to have, an adverse effect in any material respect on Seller or any of its Affiliates without the prior written consent of Seller. The Company and Seller shall cooperate reasonably with Purchaser in connection with obtaining the RWI Policy.
6.17   Indemnification.
(a)   For six years after the Closing Date, the Company shall indemnify and hold harmless, and provide advancement of expenses to, all past and present directors, managers, officers and employees of the Company Group to the same extent such Persons are indemnified or have the right to advancement of expenses as of the date hereof by the Company Group pursuant to the Company Group’s certificate of incorporation, certificate of formation, bylaws or limited liability company agreement (or similar organizational documents), if any, in existence immediately prior to the date hereof with, or for the benefit of, any such directors, managers, officers and employees for acts or omissions occurring on or prior to the Closing Date.
(b)   The provisions of this Section 6.17 are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her Representatives and are in addition to, and not in substitution for, any other right to indemnification or contribution that any such Person may have by contract or otherwise.
6.18   PIPE Financing.   Purchaser shall use its commercially reasonable efforts to enter into Subscription Agreements of at least an aggregate amount of $100,000,000 in the PIPE Financing and to consummate the purchases contemplated by the Subscription Agreements on the terms and conditions described or contemplated therein.
6.19   Dormant Subsidiaries.   During the Interim Period, the Company shall use commercially reasonable efforts to dissolve and liquidate the Dormant Subsidiaries.
6.20   Intercompany Loan Extinguishment.
(a)   Promptly following the date hereof, the Company shall take all actions necessary to cause the settlement or extinguishment in full of the intercompany loan between PartyLite, Inc. (f/k/a Blyth, Inc.), as borrower, and Blyth Holding, BV, as lender, prior to the Closing.
(b)   Within one month from the date that the formal board decision with respect to the dividend distribution was made in respect of Blyth Holding B.V. and in any event prior to the Closing, Blyth Holding B.V. shall notify the Dutch tax authorities that the respective requirements to apply the Dutch domestic dividend withholding tax exemption have been met (via the form “Opgaaf Dividendbelasting — Vrijgestelde uitkeringen aan buitenlandse gerechtigden in deelnemingssituaties” (Dividend withholding tax notification — exempt distributions to foreign beneficiaries in participation situations’)).
ARTICLE VII   CONDITIONS TO CLOSING
7.1   Condition to the Obligations of the Parties.   The obligations of all of the parties to consummate the Closing are subject to the satisfaction at or prior to the Closing of all the following conditions:
(a)   No provisions of any applicable Law and no Order shall restrain or prohibit or impose any condition on the consummation of the transactions contemplated hereby, including the Acquisition.
(b)   (i) All applicable waiting periods under the HSR Act and any other applicable Antitrust Laws with respect to the Acquisition shall have expired or been terminated, and (ii) each consent, approval or authorization of any Authority required of Purchaser, the Company or any of their respective Subsidiaries to consummate the Acquisition under applicable Antitrust Laws shall have been obtained and shall be in full force and effect.
(c)   There shall not be any Action brought by any Authority to enjoin or otherwise restrict the consummation of the Closing.
(d)   After giving effect to any redemption of shares of Purchaser Common Stock in connection with the transactions contemplated by this Agreement, Purchaser shall have net tangible assets of at least $5,000,001 either immediately prior to or upon consummation of the Acquisition.
(e)   Each of the Purchaser Proposals shall have been approved at the Purchaser Stockholder Meeting.
7.2   Conditions to Obligations of Purchaser.   The obligation of Purchaser to consummate the Closing is subject to the satisfaction, or the waiver in Purchaser’s sole and absolute discretion, at or prior to the Closing of all the following further conditions:

(a)   The Company shall have duly performed or complied with, in all material respects, all of its obligations hereunder required to be performed or complied with (without giving effect to any materiality or similar qualifiers contained therein) by the Company at or prior to the Closing Date.
(b)   The representations and warranties of the Company contained in this Agreement (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect), other than the Company Fundamental Representations, shall be true and complete in all material respects as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and complete in all material respects at and as of such earlier date).
(c)   The Company Fundamental Representations (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) shall be true and complete in all respects at and as of the date of this Agreement and as of the Closing Date, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty shall be true and complete in all respects at and as of such specific date), other than de minimis inaccuracies.
(d)   Since the date of this Agreement, there shall not have occurred a Material Adverse Effect in respect of the Company Group.
(e)   Purchaser shall have received a certificate, dated as of the Closing Date, signed by the Chief Executive Officer of the Company certifying the accuracy of the provisions of the foregoing clauses (a), (b), (c) and (d) of this Section 7.2.
(f)   Purchaser shall have received a certificate, dated as of the Closing Date, signed by the Secretary of the Company attaching correct and complete copies of (i) the Company Certificate of Incorporation, certified as of a recent date by the Secretary of State of the State of Delaware; (ii) the Company’s Bylaws; (iii) copies of resolutions duly adopted by the Board of Directors of the Company authorizing this Agreement, the Additional Agreements to which the Company is a party and the transactions contemplated hereby and thereby; and (iv) a certificate of good standing of the Company, certified as of a recent date by the Secretary of State of the State of Delaware.
(g)   Each of the Company and Seller, as applicable, shall have executed and delivered to Purchaser a copy of each Additional Agreement to which the Company or Seller, as applicable, is a party.
(h)   The Company shall have delivered to Purchaser a duly executed certificate conforming to the requirements of Sections 1.897-2(h)(1)(i) and 1.1445-2(c)(3)(i) of the United States Treasury regulations, and a notice to be delivered to the United States Internal Revenue Service as required under Section 1.897-2(h)(2) of the United States Treasury regulations, each dated no more than thirty (30) days prior to the Closing Date.
(i)   The Company shall have obtained each Company Consent set forth on Schedule 7.2(i), which consents shall be in form and substance reasonably acceptable to Purchaser.
(j)   The Company shall have delivered to Purchaser appropriate payoff letters for the Closing Funded Debt set forth on Schedule 7.2(j), in form and substance reasonably satisfactory to Purchaser, together with evidence of arrangements to deliver UCC-3 termination statements or similar documents evidencing the termination of all Liens held by the lenders under such Closing Funded Debt.
(k)   The Company shall have delivered to Purchaser a resignation from the Company of each director of the Company listed in Schedule 7.2(k), effective as of the Closing Date.
(l)   Purchaser shall have received certificates evidencing all of the Company Shares, duly endorsed in blank by Seller, or with stock powers for the Company Shares duly executed in blank by Seller, in proper form for transfer and with all requisite stock transfer tax stamps (if any) attached.
7.3   Conditions to Obligations of Seller and the Company.   The obligations of Seller and the Company to consummate the Closing is subject to the satisfaction, or the waiver in Seller’s and the Company’s sole and absolute discretion, at or prior to the Closing of all of the following further conditions:

(a)   Purchaser shall have duly performed or complied with, in all material respects, all of its respective obligations hereunder required to be performed or complied with (without giving effect to any materiality or similar qualifiers contained therein) by Purchaser, at or prior to the Closing Date.
(b)   The representations and warranties of Purchaser contained in this Agreement (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect), other than the Purchaser Fundamental Representations, shall be true and complete in all material respects as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and complete in all material respects at and as of such earlier date).
(c)   The Purchaser Fundamental Representations (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) shall be true and complete in all respects at and as of the date of this Agreement and as of the Closing Date, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty shall be true and complete in all respects at and as of such specific date), other than de minimis inaccuracies.
(d)   Since the date of this Agreement, there shall not have occurred a Material Adverse Effect in respect of Purchaser.
(e)   Seller and the Company shall have received a certificate, dated as of the Closing Date, signed by the Chief Executive Officer of Purchaser certifying the accuracy of the provisions of the foregoing clauses (a), (b), (c) and (d) of this Section 7.3.
(f)   Seller and the Company shall have received a certificate, dated as of the Closing Date, signed by the Secretary of Purchaser attaching correct and complete copies of (i) the amended and restated certificate of incorporation of Purchaser, certified as of a recent date by the Secretary of State of the State of Delaware; (ii) bylaws of Purchaser; (iii) copies of resolutions duly adopted by the Board of Directors of Purchaser authorizing this Agreement, the Additional Agreements to which Purchaser is a party and the transactions contemplated hereby and thereby and evidence of the approval of each of the Purchaser Proposals approved at the Purchaser Stockholder Meeting; and (iv) a certificate of good standing of Purchaser, certified as of a recent date by the Secretary of State of the State of Delaware.
(g)   Purchaser shall have executed and delivered to Seller and the Company a copy of each Additional Agreement to which Purchaser is a party.
ARTICLE VIII   TERMINATION
8.1   Termination Without Default.
(a)   In the event that (i) the Closing of the transactions contemplated hereunder has not occurred by February 28, 2022 (the “Outside Closing Date”) (provided that, if the SEC has not cleared the Proxy Statement on or prior to February 28, 2022, the Outside Closing Date shall be automatically extended monthly until the Proxy Statement is cleared by the SEC and upon such clearance the Outside Closing Date shall be automatically extended for 60 days after such clearance; provided, however, that in no event shall the Outside Closing Date extend beyond June 13, 2022); and (ii) the material breach or violation of any representation, warranty, covenant or obligation under this Agreement by the party (i.e., Purchaser, on one hand, or Seller, on the other hand) seeking to terminate this Agreement was not the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date, then Purchaser or Seller, as applicable, shall have the right, at its sole option, to terminate this Agreement without liability to the other party. Such right may be exercised by Purchaser or Seller, as the case may be, giving written notice to the other at any time after the Outside Closing Date.
(b)   In the event an Authority shall have issued an Order or enacted a Law, having the effect of permanently restraining, enjoining or otherwise prohibiting the Acquisition, which Order or Law is final and non-appealable, Purchaser or Seller shall have the right, at its sole option, to terminate this Agreement without liability to the other party; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to Purchaser or Seller if the failure by such party or its Affiliates to comply with any provision of this Agreement has been a direct and substantial cause of such action by such Authority.
(c)   This Agreement may be terminated at any time by mutual written consent of Purchaser and Seller duly authorized by each of their respective boards of directors, managers or members, as applicable.
8.2   Termination Upon Default.
(a)   Purchaser may terminate this Agreement by giving notice to Seller and the Company, without prejudice to any rights or obligations Purchaser may have, at any time prior to the Closing Date if Seller or the Company shall have breached any representation, warranty, agreement or covenant contained herein to be performed on or prior to the Closing Date, which has rendered or would reasonably be expected to render the satisfaction of any of the conditions set forth in Section 7.2(a), 7.2(b) or 7.2(c) impossible, and such breach cannot be cured or is not cured by the earlier of (i) the Outside Closing Date and (ii) thirty (30) days following receipt by Seller and the Company of a written notice from Purchaser describing in reasonable detail the nature of such breach.
(b)   Seller may terminate this Agreement by giving notice to Purchaser, without prejudice to any rights or obligations Seller or the Company may have, at any time prior to the Closing Date if Purchaser shall have breached any representation, warranty, agreement or covenant contained herein to be performed on or prior to the Closing Date, which has rendered or would reasonably be expected to render the satisfaction of any of the conditions set forth in Section 7.3(a), 7.3(b) or 7.3(c) impossible, and such breach cannot be cured or is not cured by the earlier of (i) the Outside Closing Date and (ii) thirty (30) days following receipt by Purchaser of a written notice from Seller describing in reasonable detail the nature of such breach.
8.3   Effect of Termination.   If this Agreement is terminated pursuant to this Article VIII, this Agreement shall become void and of no further force or effect without liability of any party (or any shareholder, director, officer, employee, Affiliate, agent, consultant or representative of such party) to the other parties hereto; provided that, if such termination shall result from the intentional misrepresentation, willful and material breach by a party of its covenants and agreements hereunder or fraud, such party shall not be relieved of such liability to the other parties for any such intentional misrepresentation, willful and material breach or fraud. The provisions of this Section 8.3 and Article X, and the Confidentiality Agreement, shall survive any termination hereof pursuant to this Article VIII.
ARTICLE IX   SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
INDEMNIFICATION; SPECIFIC PERFORMANCE
9.1   Survival of Representations and Warranties.   The representations, warranties, covenants or agreements of Purchaser, the Company and Seller contained in this Agreement will survive the Closing and the consummation of the transactions contemplated hereby for a period of 24 months after the Closing Date, and, except (a) as contained in this Article IX, (b) for granting of injunctive relief or (c) in the case of intentional misrepresentation, willful misconduct or fraud, from and after the Closing, none of Seller, Purchaser, the Company Group or any of their respective Affiliates, nor any of their respective successors and permitted assigns, heirs, officers, employees, directors, managers, members, partners, stockholders or Representatives, will have any liability whatsoever with respect to any such representations, warranties, covenants or agreements, except that any covenant or agreement contained in this Agreement that by its terms is required to be performed in whole or in part after the Closing will survive the Closing to the extent so required to be performed after the Closing.
9.2   General Indemnification.
(a)   Subject to the limitations that are set forth in this Article IX, from and after the Closing, Seller shall defend, indemnify and hold harmless each of Purchaser, its Affiliates (including, after the Closing, the Company) and their respective successors, officers, directors, shareholders, employees, agents, trustees, advisers, lenders and representatives (each a “Purchaser Indemnitee” and together the “Purchaser Indemnitees”), solely out of the Retention Escrow Funds, from and against, and pay or reimburse, the Purchaser Indemnitees for any and all claims, liabilities (including Tax liabilities), obligations, losses, fines expenses, costs, proceedings, deficiencies, judgments, penalties or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses, consulting fees, court costs, expert witness fees and reasonable attorneys’ fees and expenses incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, “Losses”), resulting from, arising out of or relating to any misrepresentation or breach of any warranty of Seller or the Company contained in this Agreement.
(b)   The obligations to indemnify and hold harmless pursuant to Section 9.2(a) shall survive the consummation of the transactions contemplated hereby for the periods set forth in Section 9.1, except for claims for indemnification pursuant to such clauses asserted prior to the end of such period which claims shall survive until final resolution and satisfaction thereof.
9.3   Claims for Indemnification.
(a)   Third-Party Claims.
(i)   If a claim, action, suit or proceeding by a third party (a “Third Party Claim”) is made against any person or entity entitled to indemnification pursuant to Section 9.2 (an “Indemnified Party”), and if such Indemnified Party intends to seek indemnity with respect thereto under this Article IX, such Indemnified Party shall promptly provide written notice to the party obligated to indemnify such Indemnified Party (such notified party, the “Responsible Party”) of such claims; provided that the failure to so notify shall not relieve the Responsible Party of its obligations hereunder, except to the extent that the Responsible Party is actually and materially prejudiced thereby. Such notice shall identify specifically the basis under which indemnification is sought pursuant to Section 9.2 and enclose true and correct copies of any written document furnished to the Indemnified Party by the Person that instituted the Third Party Claim. The Responsible Party shall have 30 days after receipt of such notice to assume the conduct and control, through counsel reasonably acceptable to the Indemnified Party at the expense of the Responsible Party, of the settlement or defense thereof, and the Indemnified Party shall cooperate with it in connection therewith; provided that the Responsible Party shall permit the Indemnified Party to participate in such settlement or defense through counsel chosen by such Indemnified Party and reasonably acceptable to the Responsible Party, provided that, the fees and expenses of such counsel shall be borne by such Indemnified Party. So long as the Responsible Party is reasonably contesting any such claim in good faith, the Indemnified Party shall not pay or settle any such claim. Notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnity therefor by the Responsible Party or from the Retention Escrow Funds, as the case may be, for such claim unless the Responsible Party shall have consented in writing to such payment or settlement. If the Responsible Party does not notify the Indemnified Party within 30 days after the receipt of the Indemnified Party’s notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnified Party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement. The Responsible Party shall not, except with the consent of the Indemnified Party, enter into any settlement that does not include as an unconditional term thereof the giving by the person or persons asserting such claim to all Indemnified Parties of an unconditional release from all liability with respect to such claim or consent to entry of any judgment.
(ii)   The Responsible Party and the Indemnified Party shall cooperate in the defense or prosecution of any Third Party Claim in respect of which indemnity may be sought hereunder and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith.
(b)   Procedure for Other Claims.   An Indemnified Party wishing to assert a claim for indemnification under this Article IX which is not subject to Section 9.3(a) shall deliver to the Responsible Party a written notice (a “Claim Notice”) which contains (i) a description and the amount (the “Claimed Amount”) of any Losses incurred by the Indemnified Party, (ii) a statement that the Indemnified Party is entitled to indemnification under this Article IX and a reasonable explanation of the basis therefor, and (iii) a demand for payment in the amount of such Losses; provided, however, that the failure by any Indemnified Party to give notice as provided herein shall not relieve the Responsible Party of its indemnification obligation under this Agreement except and only to the extent that such Responsible Party is actually damaged as a result of such failure to give notice. Within 30 days after delivery of a Claim Notice, the Responsible Party shall deliver to the Indemnified Party a written response in which the Responsible Party shall: (A) agree that the Indemnified Party is entitled to receive all of the Claimed Amount (in which case such response shall be accompanied by a payment by the Responsible Party to the Indemnified Party of the Claimed Amount, by check or by wire transfer), (B) agree that the Indemnified Party is entitled to receive part, but not all, of the Claimed Amount (the “Agreed Amount”) (in which case such response shall be accompanied by an instruction by the Responsible Party to the Escrow Agent for the release from the Retention Escrow Funds of the Agreed Amount to the Indemnified Party), or (C) contest that the Indemnified Party is entitled to receive any of the Claimed Amount (in which case such response shall be accompanied by a reasonably detailed description of the reason for such contest). If the Responsible Party in such response contests the payment of all or part of the Claimed Amount, the Responsible Party and the Indemnified Party shall use good faith efforts to resolve such dispute. If such dispute is not resolved within 30 days following the delivery by the Responsible Party of such response, the Responsible Party and the Indemnified Party shall each have the right to submit such dispute to arbitration in accordance with the provisions of Section 10.16.
9.4   Limitations on Indemnification Obligations.
(a)   In no event shall the aggregate amount of Losses for which Purchaser Indemnitees shall be entitled to indemnification pursuant to Section 9.1 exceed the amount of the Retention Escrow Funds in the Escrow Account.
(b)   The Purchaser Indemnitees will not be entitled to indemnification pursuant to Section 9.2 for Losses if such items giving rise to such Losses were taken into account in the determination of the Purchase Price as set forth on the Final Statement of Purchase Price.
(c)   No Purchaser Indemnitee shall be entitled to be compensated more than once for the same Loss.
9.5   No Right of Contribution.   From and after the Closing Date, Seller shall have no right of contribution or indemnification against the Company or any of its Subsidiaries or other Affiliates.
9.6   Release of Retention Escrow Funds.   Section 4.3 of the Escrow Agreement is incorporated by reference in this Section 9.6 as if fully set forth in this Section 9.6.
9.7   Specific Performance.   Each party’s obligations under this Agreement are unique. If any party hereto should breach its covenants or agreements under this Agreement, the parties hereto each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-breaching party or parties, in addition to any other available rights or remedies they may have under the terms of this Agreement, may sue in equity for specific performance or to obtain an injunction or injunctions to prevent breaches of this Agreement, and each party hereto expressly waives the defense that a remedy in damages will be adequate.
ARTICLE X   MISCELLANEOUS
10.1   Notices.   Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand, electronic mail or nationally recognized overnight courier service, by 5:00 PM Eastern Time on a Business Day, addressee’s day and time, on the date of delivery, and if delivered after 5:00 PM Eastern Time, on the first Business Day after such delivery; (b) if by email, on the date of transmission with affirmative confirmation of receipt; or (c) three (3) Business Days after mailing by prepaid certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

if to Seller, to:
CLP Luminex Holdings, LLC
c/o Centre Lane Partners, LLC
One Grand Central Place
60 East 42nd Street
Suite 2220
New York, New York 10165
Attn: Mayank Singh
E-mail: msingh@centrelanepartners.com
with a copy (which shall not constitute notice) to:
Jones Day
325 John H. McConnell Blvd, Suite 600
Columbus, OH 43215-2673
Attn: Jason R. Grove
E-mail: jrgrove@jonesday.com
if to the Company (prior to the Closing), to:
Luminex Home Decor & Fragrance Holding Corporation
10521 Millington Ct
Cincinnati, OH 45242-4022
Attn: Scott Meader, Chief Executive Officer
E-mail: SMeader@luminexhdf.com
with a copy (which shall not constitute notice) to:
Jones Day
325 John H. McConnell Blvd, Suite 600
Columbus, OH 43215-2673
Attn: Jason R. Grove
E-mail: jrgrove@jonesday.com
if to Purchaser (or, following the Closing, the Company):
Global Consumer Acquisition Corp.
1926 Rand Ridge Court
Marietta, GA 30062
Attn: Rohan Ajila, Chief Executive Officer
E-mail: ra@globalconsumercorp.com
with a copy (which shall not constitute notice) to:
Loeb & Loeb LLP
345 Park Ave
New York, NY 10154
Attention: Mitchell Nussbaum, Esq.
E-mail: mnussbaum@loeb.com
10.2   Amendments; No Waivers; Remedies.
(a)   This Agreement cannot be amended, except by a writing signed by each party, and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given.
(b)   Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.
(c)   Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.
10.3   Arm’s Length Bargaining; No Presumption Against Drafter.   This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the parties, and no such relationship otherwise exists. No presumption in favor of or against any party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.
10.4   Publicity.   Except as required by Law or applicable stock exchange rules and except with respect to the Additional Purchaser SEC Documents, the parties agree that neither they nor their Representatives shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior approval of the other party hereto. If a party is required to make such a disclosure as required by Law or applicable stock exchange rules, the party making such determination will, if practicable in the circumstances, use reasonable commercial efforts to allow the other party reasonable time to comment on such disclosure in advance of its issuance.
10.5   Expenses.   Except as otherwise contemplated by this Agreement, including with respect to the Incurred Purchaser Expenses, the costs and expenses in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided that (whether or not the Closing occurs) Purchaser and the Company shall each bear one-half of the cost and expenses associated with any filing under the HSR Act or any other Applicable Antitrust Laws.
10.6   No Assignment or Delegation.   No party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law or otherwise, without the written consent of the other party. Any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement.
10.7   Governing Law.   This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, including the applicable statute of limitations, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of New York.
10.8   Counterparts; Facsimile Signatures.   This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.
10.9   Entire Agreement.   This Agreement, together with the Additional Agreements, sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any Additional Agreement may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or in any Additional Agreement, there is no condition precedent to the effectiveness of any provision hereof or thereof. Notwithstanding the foregoing, the Confidentiality Agreement is not superseded by this Agreement or merged herein and shall continue in accordance with its terms, including in the event of any termination of this Agreement, until the Closing.

10.10   Severability.   A determination by a court or other legal authority that any provision that is not of the essence of this Agreement is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.
10.11   Further Assurances.   Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.
10.12   Third Party Beneficiaries.   Except as provided in Section 6.17 and Section 10.17, neither this Agreement nor any provision hereof confers any benefit or right upon or may be enforced by any Person not a signatory hereto.
10.13   No Other Representations; No Reliance.
(a)   NONE OF THE COMPANY, SELLER NOR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO THE COMPANY GROUP OR THE BUSINESS OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE IV, IN EACH CASE, AS MODIFIED BY THE DISCLOSURE LETTER. Without limiting the generality of the foregoing, neither the Company, Seller nor any of their respective Affiliates or Representatives has made, and shall not be deemed to have made, any representations or warranties in the materials relating to the Company Group made available to Purchaser and its Representatives, including due diligence materials, or in any presentation of the business of the Company Group by management of the Company Group or others in connection with the transactions contemplated hereby, and no statement contained in any of such materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by Purchaser in executing, delivering and performing this Agreement, the Additional Agreements or the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article IV as modified by the disclosure letter. It is understood that any cost estimates, projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including any offering memorandum or similar materials made available by the Company, Seller or their respective Affiliates or Representatives are not and shall not be deemed to be or to include representations or warranties of the Company or Seller, and are not and shall not be deemed to be relied upon by Purchaser in executing, delivering and performing this Agreement, the Additional Agreement and the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article IV, in each case, as modified by the disclosure letter. Except for the specific representations and warranties expressly made by the Company in Article IV, in each case as modified by the disclosure letter: (a) Purchaser acknowledges and agrees that: (i) neither the Company, Seller nor any of their respective Affiliates or Representatives is making or has made any representation or warranty, express or implied, at Law or in equity, in respect of the Company Group, the business, assets, liabilities, operations, prospects or condition (financial or otherwise) of the Company Group, the nature or extent of any liabilities of the Company Group, the effectiveness or the success of any operations of the Company Group or the accuracy or completeness of any confidential information memoranda, projections, forecasts or estimates of earnings, or other information (financial or otherwise) regarding the Company Group furnished to Purchaser or its Representatives or made available to Purchaser and its Representatives in any “data rooms,” “virtual data rooms,” management presentations or any other form in expectation of, or in connection with, the transactions contemplated hereby, or in respect of any other matter or thing whatsoever; and (ii) no Representative of Seller or the Company Group has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in Article IV and subject to the limited remedies herein provided; (b) Purchaser specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Seller and the Company have specifically disclaimed and do hereby specifically disclaim any such other representation or warranty made by any Person; and (c) none of the Company, Seller nor any other Person shall have any liability to Purchaser or any other Person with respect to any such other representations or warranties, including projections, forecasts, estimates, plans or budgets of future revenue, expenses or expenditures, future results of operations, future cash flows or the future financial condition of the Company Group or the future business, operations or affairs of the Company Group.
(b)   NEITHER PURCHASER NOR ANY OF ITS REPRESENTATIVES HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO PURCHASER OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE V, IN EACH CASE, AS MODIFIED BY THE DISCLOSURE LETTER AND THE PURCHASER SEC DOCUMENTS. Without limiting the generality of the foregoing, neither Purchaser nor any of its Representatives has made, and shall not be deemed to have made, any representations or warranties in the materials relating to Purchaser made available to the Company and Seller and their Representatives, including due diligence materials, or in any presentation of the business of Purchaser by management of Purchaser or others in connection with the transactions contemplated hereby, and no statement contained in any of such materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by the Company and Seller in executing, delivering and performing this Agreement, the Additional Agreements or the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article V as modified by the disclosure letter and the Purchaser SEC Documents. It is understood that any cost estimates, projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including any offering memorandum or similar materials made available by Purchaser or its Representatives are not and shall not be deemed to be or to include representations or warranties of Purchaser, and are not and shall not be deemed to be relied upon by the Company or Seller in executing, delivering and performing this Agreement, the Additional Agreement and the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article V, in each case, as modified by the disclosure letter and the Purchaser SEC Documents. Except for the specific representations and warranties expressly made by Purchaser in Article V, in each case as modified by the disclosure letter and the Purchaser SEC Documents: (a) each of the Company and Seller acknowledges and agrees that: (i) neither Purchaser nor any of its Representatives is making or has made any representation or warranty, express or implied, at Law or in equity, in respect of Purchaser, the business, assets, liabilities, operations, prospects or condition (financial or otherwise) of Purchaser, the nature or extent of any liabilities of Purchaser, the effectiveness or the success of any operations of Purchaser or the accuracy or completeness of any confidential information memoranda, projections, forecasts or estimates of earnings, or other information (financial or otherwise) regarding Purchaser furnished to the Company, Seller or their respective Representatives or made available to the Company, Seller and their Representatives in any “data rooms,” “virtual data rooms,” management presentations or any other form in expectation of, or in connection with, the transactions contemplated hereby, or in respect of any other matter or thing whatsoever; and (ii) no Representative of Purchaser has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in Article V and subject to the limited remedies herein provided; (b) each of the Company and Seller specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Purchaser has specifically disclaimed and do hereby specifically disclaim any such other representation or warranty made by any Person; and (c) neither Purchaser nor any other Person shall have any liability to the Company, Seller or any other Person with respect to any such other representations or warranties, including projections, forecasts, estimates, plans or budgets of future revenue, expenses or expenditures, future results of operations, future cash flows or the future financial condition of Purchaser or the future business, operations or affairs of Purchaser.
10.14   Waiver of Jury Trial.   THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ADDITIONAL AGREEMENT OR

(II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.14.
10.15   Submission to Jurisdiction.   Subject to the provisions of Section 10.16, each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the state and federal courts located in The City of New York (or any appellate courts thereof), for the purposes of any Action (a) arising under this Agreement or under any Additional Agreement or (b) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Additional Agreement or any of the transactions contemplated hereby or thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action (i) arising under this Agreement or under any Additional Agreement or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any Additional Agreement or any of the transactions contemplated hereby or thereby, (A) any claim that it is not personally subject to the jurisdiction of the courts as described in this Section 10.15 for any reason, (B) that it or its property is exempt or immune from the jurisdiction of any such court or from any Action commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Action in any such court is brought in an inconvenient forum, (y) the venue of such Action is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each Party agrees that service of any process, summons, notice or document by registered mail to such Party’s respective address set forth in Section 10.1 shall be effective service of process for any such Action.
10.16   Arbitration.   Any and all disputes, controversies and claims (other than applications for a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 10.16), arising out of, related to, or in connection with this Agreement, any Additional Agreement or the transactions contemplated hereby or thereby (a “Dispute”) shall be governed by this Section 10.16. A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten (10) Business Days of the notice of such Dispute being received by such other parties subject to such Dispute (the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within sixty (60) days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to the American Arbitration Association (the “AAA”) and finally resolved by arbitration pursuant to the then-existing Expedited Procedures (as defined in the AAA Procedures) of the Commercial Arbitration Rules (the “AAA Procedures”) of the AAA. Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five (5) Business Days) after the submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute, which arbitrator shall be a commercial lawyer with substantial experience arbitrating disputes under acquisition agreements. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five (5) Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the State of New York. Time is of the essence. Each party subject to the Dispute shall submit a proposal for resolution of the Dispute to the arbitrator within twenty (20) days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do anything consistent (or to refrain from doing anything inconsistent) with this Agreement, the Additional Agreements and applicable Law, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply with only one or the other of the proposals. The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in The City of New York. The language of the arbitration shall be English.
10.17   Non-Recourse.   Except for the Purchaser Support Agreements, this Agreement may be enforced only against, and any dispute, claim or controversy based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought only against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth in this Agreement with respect to such party. Except for the Purchaser Support Agreements, no past, present or future director, officer, employee, incorporator, member, partner, shareholder, agent, attorney, advisor, lender or representative or Affiliate of any named party to this Agreement (which Persons are intended third party beneficiaries of this Section 10.17) shall have any liability (whether in contract or tort, at law or in equity or otherwise, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of such named party or for any dispute, claim or controversy based on, arising out of, or related to this Agreement or the transactions contemplated hereby.
10.18   Waiver.   Reference is made to the final prospectus of Purchaser, dated June 8, 2021 (the “Prospectus”). Each of Seller and the Company has read the Prospectus and understands that Purchaser has established the Trust Account for the benefit of the public shareholders of Purchaser and the underwriters of the IPO pursuant to the Trust Agreement and that, except for a portion of the interest earned on the amounts held in the Trust Account, Purchaser may disburse monies from the Trust Account only for the purposes set forth in the Trust Agreement. For and in consideration of Purchaser agreeing to enter into this Agreement, each of Seller and the Company, for itself and on behalf of its respective equityholders, hereby agrees that it does not now and shall not at any time hereafter prior to the Closing have any right, title, interest or claim of any kind in or to any monies in the Trust Account as a result of, or arising out of, any negotiations, contracts or agreements with Purchaser and hereby agrees that it will not seek recourse against the Trust Account for any reason; provided, however, the waiver set forth in this Section 10.18 shall not extend to assets of Purchaser outside of the Trust Account.
10.19   Attorneys’ Fees.   In the event of any legal action initiated by any party arising under or out of, in connection with or in respect of, this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and expenses incurred in such action, as determined and fixed by the court.
[The remainder of this page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
PURCHASER:
GLOBAL CONSUMER ACQUISITION CORP.
By:	/s/ Rohan Ajila
Name: Rohan Ajila
Title: Chief Executive Officer
SELLER:
CLP LUMINEX HOLDINGS, LLC
By:	/s/ Mayank Singh
Name: Mayank Singh
Title: Authorized Signatory
COMPANY:
LUMINEX HOME DECOR & FRAGRANCE HOLDING CORPORATION
By:	/s/ Scott Meader
Name: Scott Meader
Title: Chief Executive Officer
[Signature page to Stock Purchase Agreement]

ANNEX B
STOCK PURCHASE AGREEMENT
dated
December 13, 2021
by and among
TGP Trading FZCO,
GP Global Limited
and
Global Consumer Acquisition Corp.

B-i

B-ii

B-iii

STOCK PURCHASE AGREEMENT
STOCK PURCHASE AGREEMENT, dated as of December 13, 2021 (this “Agreement”), by and among TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates, with Registration No. DAFZA-FZCO-CF-729 (“Seller”), GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates, with Registration No. 133080 (the “Company”), and Global Consumer Acquisition Corp., a Delaware corporation (“Purchaser”).
W I T N E S S E T H:
A.   The Company and its Subsidiaries (the “Company Group”) are in the business of marketing, buying, selling, trading, importing, exporting and/or manufacturing of consumer products across categories, including but not limited to air care, home and personal care, pet care, health and hygiene, beauty and cosmetics, fragrances and any other fragrance centric product categories (other than food and beverage products, consumer durables and consumer industrial products) and related activities (as conducted or proposed to be conducted by the Company Group, the “Business”);
B.   Purchaser is a blank check company formed for the sole purpose of entering into a share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities;
C.   Seller is the sole shareholder of the Company and owns beneficially and of record 100% of issued and outstanding share capital of the Company;
D.   Purchaser has entered or will enter into subscription agreements (the “Subscription Agreements”) with certain investors, pursuant to which such investors, upon the terms and subject to the conditions set forth therein, shall purchase shares of Purchaser Common Stock (the “PIPE Shares”) at $10.00 per share in a private placement or placements (the “PIPE Financing”), to be consummated prior to the Closing; and
E.   Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all of the Company Shares upon the terms and conditions hereinafter set forth. In consideration of the mutual covenants and promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1   Definitions.
“AAA” has the meaning set forth in Section 11.17.
“Accounting Firm” means one or more nationally recognized, reputable accounting firms in the United States to be engaged by Purchaser and mutually agreed upon in writing by Purchaser and Seller.
“Acquisition” means the purchase of the Company Shares by Purchaser in accordance with the terms of this Agreement.
“Acquisition Consideration Shares” means a number of shares of Purchaser Common Stock equal to (i) the Purchase Price, divided by (ii) the Purchaser Share Price.
“Action” means any legal action, litigation, suit, claim, hearing, proceeding or investigation, including any audit, claim or assessment for Taxes or otherwise, by or before any Authority.
“Additional Agreement” means the Registration Rights Agreement, the Lock-Up Agreement and each other agreement, document, instrument and/or certificate contemplated by this Agreement to be executed in connection with the transactions contemplated hereby.
“Additional Purchaser SEC Documents” means all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Purchaser with the SEC under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, subsequent to the date of this Agreement.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such Person.
“Agreement” has the meaning set forth in the preamble.
“Alternative Proposal” has the meaning set forth in Section 6.2(b).
“Alternative Transaction” has the meaning set forth in Section 6.2(a).
“Antitrust Laws” means any applicable Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, including the HSR Act.
“Applicable Taxes” mean such Taxes as defined in IRS Notice 2020-65 (and any corresponding Taxes under state or local Tax Law).
“Applicable Wages” mean such wages as defined in IRS Notice 2020-65 (and any corresponding wages under state or local Tax Law).
“Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority exercising executive, legislative, judicial, regulatory or administrative functions (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.
“Balance Sheet” means the audited consolidated balance sheet of the Company as of March 31, 2021.
“Balance Sheet Date” has the meaning set forth in Section 4.9(a).
“Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or controlled by a Person in which a Person’s assets, its business or its transactions are otherwise reflected, other than stock books and minute books.
“Business” has the meaning set forth in the recitals to this Agreement.
“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day.
“CARES Act” means Coronavirus Aid, Relief, and Economic Security Act.
“Closing” has the meaning set forth in Section 3.1.
“Closing Cash” means cash and cash equivalents of the Company and its consolidated Subsidiaries as of immediately prior to the Closing, determined in accordance with U.S. GAAP applied on a basis consistent with the methodologies, practices, estimation techniques, assumptions and principles used in the preparation of the Latest Balance Sheet.
“Closing Date” has the meaning set forth in Section 3.1.
“Closing Funded Debt” means (i) all obligations of the Company and its consolidated Subsidiaries for borrowed money (including any accrued and unpaid interest with respect thereto), as of immediately prior to the Closing required to be reflected as indebtedness on a consolidated balance sheet of the Company and its consolidated Subsidiaries as of such date prepared in accordance with U.S. GAAP applied on a basis consistent with the methodologies, practices, estimation techniques, assumptions and principles used in the preparation of the Latest Balance Sheet, and (ii) the liabilities or obligations of the Company and its Subsidiaries listed on Schedule 1.1(a) to the extent not included in other clauses of this definition of Closing Funded Debt. The Closing Funded Debt shall include the Indebtedness listed on Schedule 1.1(b).
“COBRA” means collectively, the requirements of Sections 601 through 606 of ERISA and Section 4980B of the Code.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company” has the meaning set forth in the Preamble.
“Company Corporate Documents” means the Incorporation Certificate of the Company, certified on March 11, 2009 by the Jebel Ali Free Zone Authority, Dubai, United Arab Emirates, and the Company’s memorandum and articles of association, as amended.
“Company Consent” has the meaning set forth in Section 4.8.
“Company Exclusively Licensed IP” means all Company Licensed IP that is exclusively licensed to or purported to be exclusively licensed to any member of the Company Group.
“Company Financial Statements” has the meaning set forth in Section 4.9(a).
“Company Fundamental Representations” means the representations and warranties of the Company set forth in Section 4.1 (Corporate Existence and Power), Section 4.2 (Authorization), Section 4.5 (Capitalization), Section 4.7 (Subsidiaries), and Section 4.26 (Finders’ Fees).
“Company Group” has the meaning set forth in the recitals to this Agreement.
“Company Information Systems” has the meaning set forth in Section 4.18(n).
“Company IP” means, collectively, all Company Owned IP and Company Licensed IP.
“Company Licensed IP” means all Intellectual Property owned by a third Person and licensed to or purported to be licensed to any member of the Company Group or that any member of the Company Group otherwise has a right to use or purports to have a right to use.
“Company Owned IP” means all Intellectual Property owned or purported to be owned by any member of the Company Group, in each case, whether exclusively, jointly with another Person or otherwise.
“Company Shares” means 6,880,000 shares, AED 1 par value, of the Company, which shall comprise all of the issued and outstanding share capital of the Company.
“Confidential Information” means any information, knowledge or data concerning the businesses and affairs of the Company Group, or any suppliers, customers or agents of the Company Group that is not already generally available to the public, including any Intellectual Property.
“Contracts” means the Lease and all other contracts, agreements, leases (including equipment leases, car leases and capital leases), licenses, Permits, commitments, client contracts, statements of work (SOWs), sales and purchase orders and similar instruments, oral or written, to which any member of the Company Group is a party or by which any of its respective properties or assets is bound.
“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings.
“Copyleft Licenses” means all licenses or other Contracts to Software that requires as a condition of use, modification, or distribution of such Software that other Software or technology incorporated into, derived from, or distributed with such Software (i) be disclosed or distributed in source code form, (ii) be licensed for the purpose of making derivative works or (iii) be redistributable at no or minimal charge.
“Copyrights” has the meaning set forth in the definition of “Intellectual Property.”

“Data Protection Laws” means all applicable Laws in any applicable jurisdiction relating to the Processing, privacy, security, or protection of Personal Information, and all regulations or guidance issued thereunder.
“DGCL” means the Delaware General Corporation Law.
“Dispute” has the meaning set forth in Section 11.17.
“Domain Names” has the meaning set forth in the definition of “Intellectual Property.”
“Enforceability Exceptions” has the meaning set forth in Section 4.2(a).
“Enterprise Value” means $270,000,000, subject to a downward adjustment pursuant to Section 2.2(a); provided, however, that in no event shall the Enterprise Value be less than $220,000,000.
“Environmental Laws” shall mean all applicable Laws that prohibit, regulate or control any Hazardous Material or any Hazardous Material Activity, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Recovery and Conservation Act of 1976, the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act and the Clean Water Act.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means each entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the Company Group, or that is, or was at the relevant time, a member of the same “controlled group” as the Company Group pursuant to Section 4001(a)(14) of ERISA.
“Excluded Matter” means any one or more of the following: (a) general economic or political conditions; (b) conditions generally affecting the industries in which the Company or its Subsidiaries operates; (c) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (d) any changes in applicable Laws (including in connection with the COVID-19 pandemic) or accounting rules (including U.S. GAAP) or the enforcement, implementation or interpretation thereof; (e) the announcement, pendency or completion of the transactions contemplated by this Agreement; (f) any natural or man-made disaster, acts of God or pandemics, including the COVID-19 pandemic, or the worsening thereof; or (g) any failure by the Company to meet any internal or published projections, forecasts or revenue or earnings predictions (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from the definition of a “Material Adverse Effect” may be taken into account in determining whether there has been a Material Adverse Effect); provided, however, that the exclusions provided in the foregoing clauses (a) through (d), and clause (f) shall not apply to the extent that the Company Group, taken as a whole is disproportionately affected by any such exclusions or any change, event or development to the extent resulting from any such exclusions relative to all other similarly situated companies that participate in the industry in which they operate.
“Foreign Corrupt Practices Act” has the meaning set forth in Section 4.17(a).
“Hazardous Material” shall mean any material, emission, chemical, substance or waste that has been designated by any Authority to be radioactive, toxic, hazardous, a pollutant or a contaminant.
“Hazardous Material Activity” shall mean the transportation, transfer, recycling, storage, use, treatment, manufacture, removal, remediation, release, exposure of others to, sale, labeling, or distribution of any Hazardous Material or any product or waste containing a Hazardous Material, or product manufactured with ozone depleting substances, including any required labeling, payment of waste fees or charges (including so-called e-waste fees) and compliance with any recycling, product take-back or product content requirements.
“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any rules or regulations promulgated thereunder.
“Indebtedness” means with respect to any Person, (a) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (including amounts by reason of overdrafts and amounts owed by reason of letter of credit reimbursement agreements), including with respect thereto, all interests, fees and costs, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to creditors for goods and services incurred in the ordinary course of business consistent with past practices), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all obligations of such Person under leases required to be accounted for as capital leases under U.S. GAAP, (g) all guarantees by such Person, (h) all liability of such Person with respect to any hedging obligations, including interest rate or currency exchange swaps, collars, caps or similar hedging obligations, (i) any unfunded or underfunded liabilities pursuant to any retirement or nonqualified deferred compensation plan or arrangement, and any earned but unpaid compensation (including salary, bonuses and paid time off), (j) long term and short term deferred revenue, (k) any obligations that the Company has elected to defer pursuant to the CARES Act or as a result of COVID-19, including any deferred rent or deferred Taxes, and any liabilities associated with any loans or other stimulus packages received by the Company under the CARES Act and applicable rules and regulations thereunder, and (l) any agreement to incur any of the same. For informational purposes, Indebtedness shall include any grants or loans that are not carried as tangible liabilities on the financial statements on a stand-alone basis (whether or not such liabilities are included in the footnotes to the financial statements), including the Company’s obligations under the Contracts set forth on Schedule 4.15(a).
“Intellectual Property” means all of the worldwide intellectual property rights and proprietary rights associated with any of the following, whether registered, unregistered or registrable, to the extent recognized in a particular jurisdiction: discoveries, inventions, ideas, technology, know-how, trade secrets, and Software, in each case whether or not patentable or copyrightable (including proprietary or confidential information, systems, methods, processes, procedures, practices, algorithms, formulae, techniques, knowledge, results, protocols, models, designs, drawings, specifications, materials, technical data or information, and other information related to the development, marketing, pricing, distribution, cost, sales and manufacturing) (collectively, “Trade Secrets”); trade names, trademarks, service marks, trade dress, product configurations, other indications of origin, registrations thereof or applications for registration therefor, together with the goodwill associated with the foregoing (collectively, “Trademarks”); patents, patent applications, utility models, industrial designs, supplementary protection certificates, and certificates of inventions, including all re-issues, continuations, divisionals, continuations-in-part, re-examinations, renewals, counterparts, extensions, and validations thereof (collectively, “Patents”); works of authorship, copyrights, copyrightable materials, copyright registrations and applications for copyright registration (collectively, “Copyrights”); domain names and URLs (collectively, “Domain Names”), social media accounts, and other intellectual property, and all embodiments and fixations thereof and related documentation and registrations and all additions, improvements and accessions thereto.
“Interim Period” has the meaning set forth in Section 6.1(a).
“IP Contracts” means, collectively, any and all Contracts to which any member of the Company Group is a party or by which any of its respective properties or assets is bound, in any case under which the Company Group (i) is granted a right (including option rights, rights of first offer, first refusal, first negotiation, etc.) in or to any Intellectual Property of a third Person, (ii) grants a right (including option rights, rights of first offer, first refusal, first negotiation, etc.) to a third Person in or to any Intellectual Property owned or purported to be owned by the Company Group or (iii) has entered into an agreement not to assert or sue with respect to any Intellectual Property (including settlement agreements and co-existence arrangements), in each case other than (A) “shrink wrap” or other licenses for generally commercially available software (including Publicly Available Software) or hosted services, (B) customer, distributor or channel partner Contracts on Company’s standard forms, (C) Contracts with the Company Group’s employees or contractors on Company’s standard forms, and (D) customary non-disclosure agreements entered into in the ordinary course of business consistent with past practices (subparts (A)-(D) collectively, the “Standard Contracts”).
“IPO” means the initial public offering of Purchaser pursuant to a prospectus dated June 8, 2021.
“JOCR” means the JAFZA Offshore Companies Regulations 2018, including any amendments thereof.

“Knowledge of the Company” or “to the Company’s Knowledge” means the actual knowledge after reasonable inquiry of the officers and directors of each Company Group, but only with respect to the entity in which they each may serve.
“Latest Balance Sheet” means the unaudited consolidated balance sheet of the Company as of September 30, 2021.
“Law” means any domestic or foreign, federal, state, municipality or local law, statute, ordinance, code, rule, or regulation.
“Leases” means, collectively, the leases described on Schedule 1.1(c) attached hereto, together with all fixtures and improvements erected on the premises leased thereby.
“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, claim, security interest or encumbrance of any kind in respect of such property or asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing.
“Lock-Up Agreement” has the meaning set forth in Section 7.5.
“Luminex Transaction” means the potential acquisition of Luminex Home Decor & Fragrance Holding Corporation.
“Material Adverse Effect” means any fact, effect, event, development, change, state of facts, condition, circumstance, violation or occurrence (an “Effect”) that, individually or together with one or more other contemporaneous Effect, (i) has or would reasonably be expected to have a materially adverse effect on the financial condition, assets, liabilities, business, prospects or results of operations of the Company Group; or (ii) prevents or materially impairs or would reasonably be expected to prevent or materially impair the ability of Seller and the Company Group to consummate the Acquisition and the other transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement; provided, however, that a Material Adverse Effect shall not be deemed to include Effects (and solely to the extent of such Effects) resulting from an Excluded Matter.
“Material Contracts” has the meaning set forth in Section 4.15(a). “Material Contracts” shall not include any Contracts that are also Plans.
“MVP” means MVP Group International, Inc., a Kentucky corporation and a Subsidiary of the Company.
“Nasdaq” means The Nasdaq Stock Market LLC.
“Offer Documents” has the meaning set forth in Section 6.5(a).
“Order” means any decree, order, judgment, writ, award, injunction, stipulation, determination, award, rule or consent of or by an Authority.
“Other Filings” means any filings to be made by Purchaser required under the Exchange Act, Securities Act or any other United States federal, foreign or blue sky laws, other than the SEC Statement and the other Offer Documents.
“Outside Closing Date” has the meaning set forth in Section 10.1(a).
“Patents” has the meaning set forth in the definition of “Intellectual Property.”
“Permit” means each license, franchise, permit, order, approval, consent or other similar authorization required to be obtained and maintained by the Company Group under applicable Laws to carry out or otherwise affecting, or relating in any way to, the Business.
“Permitted Liens” means (a) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to Purchaser; (b) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business consistent with past practices for amounts (i) that are not delinquent, (ii) that are not material to the business, operations and financial condition of the Company so encumbered, either individually or in the aggregate, and (iii) not resulting from a breach, default or violation by the Company Group of any Contract or Law; (c) liens for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings (and for which adequate accruals or reserves have been established on the Financial Statements in accordance with U.S. GAAP); and (d) the Liens set forth on Schedule 1.1(d).
“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.
“Personal Information” means (i) any data or information that, alone or in combination with other data or information identifies an individual natural Person (including any part of such Person’s name, physical address, telephone number, email address, financial account number or credit card number, government issued identifier (including social security number and driver’s license number), user identification number and password, billing and transactional information, medical, health or insurance information, date of birth, educational or employment information, vehicle identification number, IP address, cookie identifier, or any other number or identifier that identifies or relates to an individual natural Person, or such Person’s vehicle, browser or device); (ii) or any other data or information that constitutes personal data, personal health information, protected health information, personally identifiable information, personal information or similar defined term under any Data Protection Law.
“Plan” means each “employee benefit plan” within the meaning of Section 3(3) of ERISA and all other compensation and benefits plans, policies, programs, arrangements or payroll practices, including multiemployer plans within the meaning of Section 3(37) of ERISA, and each other stock purchase, stock option, restricted stock, severance, retention, employment (other than any employment offer letter in such form as previously provided to Purchaser that is terminable “at will” without any contractual obligation on the part of the Company Group to make any severance, termination, change of control, or similar payment), consulting, change-of-control, collective bargaining, bonus, incentive, deferred compensation, employee loan, fringe benefit and other benefit plan, agreement, program, policy, commitment or other arrangement, whether or not subject to ERISA (including any related funding mechanism now in effect or required in the future), whether formal or informal, oral or written, in each case, that is sponsored, maintained, contributed or required to be contributed to by the Company Group, or under which the Company Group has any current or potential liability.
“Primacy” means Primacy Industries Limited, a public limited company incorporated on September 3, 2004, under the Companies Act of 1956 of India and a Subsidiary of the Company.
“Process,” “Processed” or “Processing” means any operation or set of operations performed upon Personal Information or sets of Personal Information, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination, or otherwise making available, alignment or combination, restriction, erasure, or destruction.
“Prospectus” has the meaning set forth in Section 11.13.
“Proxy Statement” has the meaning set forth in Section 6.5(a).
“Publicly Available Software” means each of any Software that contains, or is derived in any manner (in whole or in part) from, any Software that is distributed as free software, “copyleft,” open source software (e.g. Linux), or under similar licensing and distribution models, including but not limited to any of the following: (A) the GNU General Public License (GPL) or Lesser/Library GPL (LGPL), (B) the Artistic License (e.g., PERL), (C) the Mozilla Public License, (D) the Netscape Public License, (E) the Sun Community Source License (SCSL), (F) the Sun Industry Source License (SISL) and (G) the Apache Server License, including for the avoidance of doubt all Software licensed under a Copyleft License.
“Purchaser Common Stock” means the common stock of Purchaser, par value $0.0001 per share.
“Purchaser Fundamental Representations” means the representations and warranties of Purchaser set forth in Section 5.1 (Corporate Existence and Power), Section 5.2 (Corporate Authorization), and Section 5.5 (Finders’ Fees).

“Purchase Price” means (i) the Enterprise Value, plus (ii) the amount of Closing Cash, minus (iii) the amount of Closing Funded Debt, as finally determined by the Accounting Firm pursuant to Section 2.2(c).
“Purchaser Proposals” has the meaning set forth in Section 6.5(e).
“Purchaser SEC Documents” means (i) Purchaser’s Annual Reports on Form 10-K for each fiscal year of Purchaser beginning with the first year that Purchaser was required to file such a form, (ii) all proxy statements relating to Purchaser’s meetings of stockholders (whether annual or special) held, and all information statements relating to stockholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iii) its Form 8-Ks filed since the beginning of the first fiscal year referred to in clause (i) above, and (iv) all other forms, reports, registration statements and other documents (other than preliminary materials) filed by Purchaser with the SEC since Purchaser’s incorporation.
“Purchaser Share Price” means $10.00.
“Purchaser Stockholder Approval” has the meaning set forth in Section 5.2.
“Purchaser Stockholder Meeting” has the meaning set forth in Section 6.5(a).
“Purchaser Unit” means each unit of Purchaser issued in connection with the IPO (inclusive of units issued in a private placement simultaneously with the IPO) comprised of (a) one share of Purchaser Common Stock and (b) one-half of one warrant (a “Purchaser Warrant”), each whole Purchaser Warrant entitling the holder thereof to purchase one share of Purchaser Common Stock at a price of $11.50 per share.
“Purchaser Warrant” has the meaning set forth in the definition of “Purchaser Unit.”
“Real Property” means, collectively, all real properties and interests therein (including the right to use), together with all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant thereto.
“Registered Exclusively Licensed IP” means all Company Exclusively Licensed IP that is the subject of a registration or an application for registration, including issued patents and patent applications.
“Registered IP” means collectively, all Registered Owned IP and Registered Exclusively Licensed IP.
“Registered Owned IP” means all Intellectual Property constituting Company Owned IP or filed in the name of any member of the Company Group, and in each instance is the subject of a registration or an application for registration, including issued patents and patent applications.
“Registration Rights Agreement” means the amended and restated registration rights agreement, in form and substance reasonably acceptable to Purchaser and Seller, to be effective as of the Closing, with certain existing stockholders of Purchaser with respect to the shares of Purchaser Common Stock they own at the Closing and with Seller with respect to the Acquisition Consideration Shares, providing certain demand registration rights and piggyback registration rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods.
“Representatives” means a party’s officers, directors, Affiliates, managers, consultant, employees, representatives and agents.
“Required Financial Statements” has the meaning set forth in Section 7.4.
“Resolution Period” has the meaning set forth in Section 11.17.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the Securities and Exchange Commission.
“SEC Statement” means the Proxy Statement, whether in preliminary or definitive form, and any amendments or supplements thereto.
“Securities Act” means the Securities Act of 1933, as amended.

“Software” means computer software, programs, and databases (including development tools, library functions, and compilers) in any form, including in or as Internet websites, web content, links, source code, object code, operating systems, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, and data formats, together with all versions, updates, corrections, enhancements and modifications thereof, and all related specifications, documentation, developer notes, comments, and annotations.
“Sponsor” means Global Consumer Acquisition LLC.
“Standard Contracts” has the meaning set forth in the definition of IP Contracts.
“Subsidiary” means, with respect to any Person, each entity of which at least fifty percent (50%) of the capital stock or other equity or voting securities are Controlled or owned, directly or indirectly, by such Person; provided, however, that for purposes of this Agreement, Goose Creek Candles, LLC shall not be deemed to be a Subsidiary.
“Tangible Personal Property” means all tangible personal property and interests therein, including machinery, computers and accessories, furniture, office equipment, communications equipment, automobiles, laboratory equipment and other equipment owned or leased by the Company Group and other tangible property.
“Tax Return” means any return, information return, declaration, claim for refund or credit, report or any similar statement, and any amendment thereto, including any attached schedule and supporting information, whether on a separate, consolidated, combined, unitary or other basis, that is filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or payment of a Tax or the administration of any Law relating to any Tax.
“Tax(es)” means any U.S. federal, state or local or non-U.S. tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by any Taxing Authority (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, value added, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum), together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.
“Taxing Authority” means the Internal Revenue Service and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.
“Trade Secrets” has the meaning set forth in the definition of “Intellectual Property.”
“Trademarks” has the meaning set forth in the definition of “Intellectual Property.”
“Trust Account” has the meaning set forth in Section 5.9.
“Trust Agreement” has the meaning set forth in Section 5.9.
“Trust Fund” has the meaning set forth in Section 5.9.
“Trustee” has the meaning set forth in Section 5.9.
“U.S. GAAP” means U.S. generally accepted accounting principles, consistently applied.
“Waived 280G Benefits” has the meaning set forth in Section 7.6.
1.2   Construction.
(a)   References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement. Captions are not a part of this Agreement, but are included for convenience, only.
(b)   The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; and, unless the context requires otherwise, “party” means a party signatory hereto.

(c)   Any use of the singular or plural, or the masculine, feminine or neuter gender, includes the others, unless the context otherwise requires; the word “including” means “including without limitation”; the word “or” means “and/or”; the word “any” means “any one, more than one, or all”; and, unless otherwise specified, any financial or accounting term has the meaning of the term under United States generally accepted accounting principles as consistently applied heretofore by the Company. Any reference in this Agreement to a Person’s directors shall include any member of such Person’s governing body and any reference in this Agreement to a Person’s officers shall include any Person filling a substantially similar position for such Person. Any reference in this Agreement or any Additional Agreement to a Person’s shareholders or stockholders shall include any applicable owners of the equity interests of such Person, in whatever form.
(d)   Unless otherwise specified, any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law means such law as amended, restated, supplemented or otherwise modified from time to time and includes any rule, regulation, ordinance or the like promulgated thereunder, in each case, as amended, restated, supplemented or otherwise modified from time to time.
(e)   Any reference to a numbered schedule means the same-numbered section of the disclosure schedule. Any reference in a schedule contained in the disclosure schedules delivered by a party hereunder shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the applicable representations and warranties (or applicable covenants) that are contained in the section or subsection of this Agreement that corresponds to such schedule and any other representations and warranties of such party that are contained in this Agreement to which the relevance of such item thereto is reasonably apparent on its face. The mere inclusion of an item in a schedule as an exception to (or, as applicable, a disclosure for purposes of) a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item would have a Material Adverse Effect or establish any standard of materiality to define further the meaning of such terms for purposes of this Agreement. Nothing in the disclosure schedules constitutes an admission of any liability or obligation of the disclosing party to any third party or an admission to any third party, including any Authority, against the interest of the disclosing party, including any possible breach of violation of any Contract or Law. Summaries of any written document in the disclosure schedules do not purport to be complete and are qualified in their entirety by the written document itself. The disclosure schedules and the information and disclosures contained therein are intended only to qualify and limit the representations and warranties of the parties contained in this Agreement, and shall not be deemed to expand in any way the scope or effect of any of such representations and warranties.
(f)   If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.
(g)   To the extent that any Contract, document, certificate or instrument is represented and warranted to by the Company to be given, delivered, provided or made available by the Company, such Contract, document, certificate or instrument shall be deemed to have been given, delivered, provided and made available to Purchaser or its Representatives, if such Contract, document, certificate or instrument shall have been posted not later than two (2) Business Days prior to the date of this Agreement to the electronic data site maintained on behalf of the Company for the benefit of Purchaser and its Representatives and Purchaser and its Representatives have been given access to the electronic folders containing such information.

ARTICLE II
PURCHASE AND SALE
2.1   Purchase and Sale of the Company Shares.   Upon the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, transfer, convey, assign and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from Seller, all rights, title and interest in and to the Company Shares, free and clear of all Liens, excepting only restrictions on the subsequent transfer of the Company Shares by Purchaser imposed under applicable securities laws.
2.2   Purchase Price.
(a)   As soon as practicable following receipt of the PCAOB Audits pursuant to Section 7.4 and the financial diligence report of the Accounting Firm pursuant to Section 7.3, Purchaser shall review the PCAOB Audits and the financial diligence report and, after consultation with the Accounting Firm, shall make a recommendation to the disinterested members of Purchaser’s board of directors, as to (i) whether a downward adjustment to the Enterprise Value should be made in light of the results of the PCAOB Audits, and (ii) the amount of such downward adjustment (provided that the Enterprise Value shall not be adjusted to less than $220,000,000). If a downward adjustment determination is made by the disinterested members of Purchaser’s board of directors pursuant to this Section 2.2(a), then Purchaser shall promptly notify Seller of such downward adjustment and the Enterprise Value as adjusted downward pursuant to this Section 2.2(a) shall be the definitive Enterprise Value for all purposes of this Agreement, including to calculate the Purchase Price.
(b)   No later than ten (10) Business Days prior to the Closing, Seller shall deliver to Purchaser and the Accounting Firm a preliminary good faith calculation of the Purchase Price, including each component thereof, based upon the Company’s most recent financial statements as of the date of such calculation while taking into account changes in the Company’s financial position since the date of such financial statements. At least five (5) Business Days prior to the Closing Seller shall deliver to Purchaser and the Accounting Firm an updated good faith calculation of the Purchase Price as provided above in this Section 2.2(b). The Accounting Firm shall review the preliminary and updated calculation of the Purchase Price by Seller and Seller shall effect any modifications to the Purchase Price calculation requested by the Accounting Firm. For all purposes under this Agreement, the definitive Purchase Price payable at Closing to Seller shall be the Purchase Price as reviewed and finally approved by the Accounting Firm. For purposes of calculating the Purchase Price, Seller and the Accounting Firm shall use the Enterprise Value as it may have been adjusted pursuant to Section 2.2(a).
(c)   At the Closing, Purchaser shall pay the Purchase Price by issuing to Seller at Closing the Acquisition Consideration Shares, on the terms and subject to the conditions of this Article II.
2.3   Uncertificated Acquisition Consideration Shares.   The Acquisition Consideration Shares shall be in uncertificated book-entry form.
2.4   Adjustment.   The Acquisition Consideration Shares and the Purchaser Share Price shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend, recapitalization, reclassification, combination, exchange of shares or other like change with respect to shares of Purchaser Common Stock occurring prior to the date the Acquisition Consideration Shares are issued.
2.5   No Fractional Shares.   No fractional shares of Purchaser Common Stock, or certificates or scrip representing fractional shares of Purchaser Common Stock, will be issued to Seller hereunder, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Purchaser. Any fractional shares of Purchaser Common Stock will be rounded up or down to the nearest whole number of shares of Purchaser Common Stock
2.6   Withholding Rights.   Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall be entitled to deduct and withhold from the consideration otherwise deliverable under this Agreement, and from any other payments otherwise required pursuant to this Agreement or any Additional Agreement, such amounts as Purchaser is required to withhold and pay over to the applicable Authority with respect to any such deliveries and payments under the Code or any provision of state, local, provincial or foreign Tax Law, provided, however, if Purchaser determines that an amount is required to be deducted and withheld with respect to any amounts payable (other than as compensation), at least five days prior to the date the applicable payment is scheduled to be made, Purchaser shall provide Seller with written notice of its intent to deduct and withhold and shall reasonably cooperate with Seller to eliminate or reduce the basis for such deduction or withholding (including providing Seller with a reasonable opportunity to provide forms or other evidence that would exempt such amounts from withholding). To the extent that amounts are so withheld and paid over, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to such Person in respect of which such deduction and withholding was made.
2.7   Taking of Necessary Action; Further Action.   If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Purchaser with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of the Company are fully authorized in the name and on behalf of the Company, to take all lawful action necessary or desirable to accomplish such purpose or acts, so long as such action is not inconsistent with this Agreement.
2.8   Taxes.   Each of the parties acknowledge and agree that each such party (a) has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement, and (b) is responsible for paying its own Taxes.
ARTICLE III
CLOSING
3.1   Closing.   Unless this Agreement is earlier terminated in accordance with Article X, the closing of the transactions contemplated hereby (the “Closing”) shall take place electronically or at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York, at 10:00 a.m. local time but shall be deemed to have occurred for all purposes as of 12:01 a.m. local time, no later than four (4) Business Days after the last of the conditions to Closing set forth in Article IX have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time, date and location as Purchaser, the Company and Seller agree to in writing. The parties may participate in the Closing via electronic means. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY
Except as set forth in the disclosure schedules delivered by the Company to Purchaser prior to the execution of this Agreement (with specific reference to the particular section or subsection of this Agreement to which the information set forth in such disclosure letter relates (which qualify (a) the correspondingly numbered representation, warranty or covenant specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent on its face or cross-referenced), each of Seller and the Company hereby represents and warrants to Purchaser as of the date hereof and as of the Closing Date as follows:
4.1   Corporate Existence and Power.
(a)   Seller is a free zone company duly organized, validly existing and in good standing under the laws and regulations of Dubai Airport Free Zone, Dubai, United Arab Emirates. Seller has the company power and authority to own, lease or otherwise hold and operate its properties and other assets and to carry on its business as presently conducted. Seller has made available to Purchaser, prior to the date of this Agreement, correct and complete copies of its organizational or constitutive documents, in each case as amended to the date hereof. The organizational or constitutive documents of Seller so delivered are in full force and effect. Seller is not in violation of its organizational or constitutive documents.
(b)   The Company and each other member of the Company Group is a corporation or legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize that concept) under the laws of its jurisdiction of its incorporation or formation, as the case may be. The Company and each other member of the Company Group has all requisite power and authority, corporate and otherwise, to own, lease or otherwise hold and operate its properties and other assets and to carry on the Business as presently conducted and as proposed to be conducted. The Company and each other member of the Company Group is duly licensed or qualified to do business and is in good standing (with respect to jurisdictions that recognize that concept) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties or other assets makes such qualification, licensing or good standing necessary, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect in respect of the Company Group. The Company and each other member of the Company Group has offices located only at the addresses set forth on Schedule 4.1. The Company has made available to Purchaser, prior to the date of this Agreement, complete and accurate copies of the Company Corporate Documents, and the comparable organizational or constitutive documents of each of its Subsidiaries, in each case as amended to the date hereof. The Company Corporate Documents and the comparable organizational or constitutive documents of the Company’s Subsidiaries so delivered are in full force and effect. The Company is not in violation of the Company Corporate Documents and each of its Subsidiaries is not in violation of its respective comparable organizational or constitutive documents.
4.2   Authorization.
(a)   Seller has all requisite company power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the Additional Agreements to which it is a party and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all necessary company action on the part of Seller. No other proceedings on the part of Seller are necessary to authorize this Agreement or the Additional Agreements to which it is a party or to consummate the transactions contemplated hereby or thereby. This Agreement and the Additional Agreements to which Seller is a party have been duly executed and delivered by Seller and, assuming the due authorization, execution and delivery by Purchaser and the other parties hereto and thereto, this Agreement and the Additional Agreements to which Seller is a party constitute a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies (the “Enforceability Exceptions”).
(b)   The Company has all requisite company power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and the Additional Agreements to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the Additional Agreements to which it is a party or to consummate the transactions contemplated by this Agreement or the Additional Agreements. This Agreement and the Additional Agreements to which the Company is a party have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Purchaser and the other parties hereto and thereto, this Agreement and the Additional Agreements to which the Company is a party constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to the Enforceability Exceptions.
4.3   Governmental Authorization.   None of the execution, delivery or performance by Seller or the Company of this Agreement or any Additional Agreement to which Seller or the Company, as applicable, is or will be a party, or the consummation by Seller or the Company of the transactions contemplated hereby or thereby, requires any consent, approval, license, Order or other action by or in respect of, or registration, declaration or filing with, any Authority.
4.4   Non-Contravention.   None of the execution, delivery or performance by Seller or the Company of this Agreement or any Additional Agreement to which Seller or the Company, as applicable, is or will be a party or the consummation by Seller or the Company of the transactions contemplated hereby and thereby does or will (a) contravene or conflict with any provision of the Company Corporate Documents or the organizational or constitutive documents of Seller or any other member of the Company Group, (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to Seller or any member of the Company Group or to any of their respective properties, rights or assets, (c) except for the Contracts listed on Schedule 4.8 requiring Company Consents (but only as to the need to obtain such Company Consents), (i) require consent, approval or waiver under, (ii) constitute a default under or breach of (with or without the giving of notice or the passage of time or both), (iii) violate, (iv) give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of Seller or any member of the Company Group or to a loss of any material benefit to which Seller or any member of the Company Group is entitled, in the case of each of clauses (i)  – (iv), under any provision of any Permit, Contract or other instrument or obligations binding upon Seller or any member of the Company Group or any of their respective properties, rights or assets, (d) result in the creation or imposition of any Lien (except for Permitted Liens) on any of Seller’s or Company Group’s properties, rights or assets, (e) require any consent, approval or waiver from any Person pursuant to any provision of the Company Corporate Documents or the organizational or constitutive documents of Seller or any other member of the Company Group, or (f) result in the imposition of any Lien upon the Company Shares (other than restrictions on the subsequent transfer of the Company Shares by Purchaser imposed under applicable securities laws).
4.5   Capitalization.
(a)   The authorized capital of the Company consists of AED 6,880,000, divided into 6,880,000 shares, AED 1 par value, all of which are issued and outstanding. The Company Shares represent all of the issued and outstanding share capital of the Company. There are no other share capital or other voting securities of the Company are authorized, issued, reserved for issuance or outstanding. All issued and outstanding shares of capital of the Company are duly authorized, validly issued, fully paid and non-assessable. No shares of capital of the Company are subject to or were issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right (including under any provision of the JOCR, the Company Corporate Documents or any Contract to which the Company is a party or by which the Company or any of its properties, rights or assets are bound). All of the issued and outstanding shares of capital of the Company were issued in compliance with the JOCR and all applicable Laws (including any applicable securities laws) and in compliance with the Company Corporate Documents.
(b)   There are no (i) outstanding warrants, options, agreements, convertible securities, performance units or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell any of its share capital or other securities, (ii) outstanding obligations of the Company to repurchase, redeem or otherwise acquire outstanding share capital of the Company or any securities convertible into or exchangeable for any share capital of the Company, (iii) treasury share capital of the Company, (iv) bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote, (v) preemptive or similar rights to purchase or otherwise acquire share capital or other securities of the Company (including pursuant to any provision of Law, the Company Corporate Documents or any Contract to which the Company is a party), or (vii) Liens (including any right of first refusal, right of first offer, proxy, voting trust, voting agreement or similar arrangement) with respect to the sale or voting of shares or securities of the Company (whether outstanding or issuable). There are no issued, outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.
(c)   All of the issued and outstanding Company Shares are owned of record and beneficially by Seller and Seller has good and valid title to the Company Shares, free and clear of any Liens except for the restrictions on the subsequent transfer of such Company Shares by Purchaser imposed under applicable securities laws. At the Closing, Seller will have transferred to Purchaser, and Purchaser will have acquired from Seller, good and valid title to the Company Shares free and clear of any Liens excepting only restrictions on the subsequent transfer of the Company Shares by Purchaser imposed under applicable securities laws.

4.6   Corporate Records.   All material proceedings of the board of directors of the Company since the Company’s incorporation, including all committees thereof, and of the Company’s shareholders, and all consents to actions taken thereby, are accurately reflected in the minutes and records contained in the corporate minute books of the Company and made available to Purchaser. The stockholder ledger of the Company is correct and complete.
4.7   Subsidiaries.
(a)   Schedule 4.7 lists each Subsidiary of the Company (including its jurisdiction of incorporation or formation and its outstanding share capital or other ownership interests). Except as set forth on Schedule 4.7, all of the outstanding capital stock of, or other ownership interests in, each Subsidiary is owned beneficially and of record by the Company, directly or indirectly, is validly issued, fully paid and nonassessable and free and clear of any Liens (excepting only restrictions on the subsequent transfer of such capital stock by the Company or another Subsidiary imposed under applicable securities laws). There are no (i) authorized or outstanding securities of any Subsidiary convertible into or exchangeable for, no options or warrants or rights to subscribe for, or providing for the issuance or sale of, any capital stock or other ownership interest in, or any other securities of, any of the Subsidiaries, or (ii) voting trusts, proxies or other agreements among a Subsidiary’s stockholders with respect to the voting or transfer of such Subsidiary’s capital stock
(b)   Except for the Subsidiaries of the Company, the Company does not own, directly or indirectly, as of the date hereof, (i) any capital stock of, or other voting securities or other equity or voting interests in, any Person or (ii) any other interest or participation that confers on the Company or any Subsidiary of the Company the right to receive (A) a share of the profits and losses of, or distributions of assets of, any other Person or (B) any economic benefit or right similar to, or derived from, the economic benefits and rights occurring to holders of capital stock of any other Person.
4.8   Consents.   The Contracts listed on Schedule 4.8 are the only Contracts requiring a consent, approval, authorization, order or other action of or filing with any Person as a result of the execution, delivery and performance by Seller or the Company of this Agreement or any Additional Agreement to which Seller or the Company, as applicable, is or will be a party or the consummation by Seller or the Company of the transactions contemplated hereby or thereby (each of the foregoing, a “Company Consent”).
4.9   Financial Statements.
(a)   The Company Group has delivered to Purchaser (a) the audited consolidated balance sheets of Primacy, and the related statements of operations, changes in stockholders’ equity and cash flows, for the fiscal years ended March 31, 2021 and March 31, 2020, including the notes thereto and (b) the audited consolidated balance sheets of MVP, and the related statements of operations, changes in stockholders’ equity and cash flows, for the fiscal years ended March 31, 2021 and March 31, 2020, including the notes thereto (collectively, the “Company Financial Statements”). The Company Financial Statements have been prepared in conformity with U.S. GAAP applied on a consistent basis. The Company Financial Statements fairly present, in all material respects, the financial position of the Company Group as of the dates thereof and the results of operations of the Company Group for the periods reflected therein. The Company Financial Statements were prepared from the Books and Records of the Company Group in all material respects. Since March 31, 2021 (the “Balance Sheet Date”), except as required by applicable Laws or U.S. GAAP, there has been no change in any accounting principle, procedure or practice followed by the Company Group or in the method of applying any such principle, procedure or practice.
(b)   Except as: (i) specifically disclosed, reflected or fully reserved against on the Balance Sheet; (ii) liabilities and obligations incurred in the ordinary course of business consistent with past practices since the Balance Sheet Date that are not material; (iii) liabilities that are executory obligations arising under Contracts to which a member of the Company Group is a party (none of which, with respect to the liabilities described in clause (ii) and this clause (iii) results from, arises out of, or relates to any breach or violation of, or default under, a Contract or applicable Law); (iv) expenses incurred in connection with the negotiation, execution and performance of this Agreement, any Additional Agreement or any of the transactions contemplated hereby or thereby; and (v) liabilities set forth on

Schedule 4.9(b), the Company Group does not have any material liabilities, debts or obligations of any nature (whether accrued, fixed or contingent, liquidated or unliquidated, asserted or unasserted or otherwise).
(c)   Except as set forth on Schedule 4.9(c), the Company Group does not have any Indebtedness.
4.10   Books and Records.   The Books and Records of the Company and the other members of the Company Group accurately and fairly, in reasonable detail, reflect the transactions and dispositions of assets of and the providing of services by the Company Group. The Books and Records of the Company and the other members of the Company Group have been maintained, in all material respects in accordance with reasonable business practices.
4.11   Internal Accounting Controls.   The Company Group has established a system of internal accounting controls designed to provide reasonable assurance that: (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP, and the Company Group’s historical practices and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
4.12   Absence of Certain Changes.   Except as set forth in Schedule 4.12, from the Balance Sheet Date until the date of this Agreement, (a) the Company and each other member of the Company Group have conducted their respective businesses in the ordinary course and in a manner consistent with past practice; (b) there has not been any Material Adverse Effect in respect of the Company Group; and (c) neither the Company nor any other member of the Company Group has taken any action that, if taken after the date of this Agreement and prior to the Closing, would require the consent of Purchaser pursuant to Section 6.1.
4.13   Properties; Title to the Company’s Assets.
(a)   All items of Tangible Personal Property have no defects, are in good operating condition and repair and function in accordance with their intended uses (ordinary wear and tear excepted), have been properly maintained and are suitable for their present uses and meet all specifications and warranty requirements with respect thereto. All of the Tangible Personal Property is located at the offices of the Company or any other member of the Company Group.
(b)   The Company or a Subsidiary has good, valid and marketable title in and to, or in the case of the Lease and the assets which are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use all of the tangible assets reflected on the Balance Sheet. Except as set forth on Schedule 4.13(b), no such tangible asset is subject to any Lien other than Permitted Liens. The Company Group’s assets constitute all of the rights, properties, and assets of any kind or description whatsoever, including goodwill, necessary for the Company Group to operate the Business immediately after the Closing in substantially the same manner as the Business is currently being conducted.
4.14   Litigation.   Except as set forth on Schedule 4.14, there is no Action pending or, to the Knowledge of the Company, threatened against or affecting Seller or any member of the Company Group, any of the officers or directors of Seller or any member of the Company Group, the Business or Seller’s or any member of the Company Group’s rights, properties or assets before any Authority or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or any Additional Agreement. There are no outstanding judgments against Seller or any member of the Company Group, or any of their respective rights, properties or assets. Neither Seller nor any member of the Company Group nor any of their respective rights, properties or assets have been, since January 1, 2016, subject to any Action by any Authority.
4.15   Contracts.
(a)   Schedule 4.15(a) sets forth a correct and complete list, as of the date of this Agreement, of all of the following Contracts as amended to date which are currently in effect (collectively, “Material Contracts”):

(i)   all Contracts that require annual payments or expenses incurred by, or annual payments or income to, the Company Group of $300,000 or more (other than standard purchase and sale orders entered into in the ordinary course of business consistent with past practices);
(ii)   all sales, advertising, agency, lobbying, broker, sales promotion, market research, marketing or similar Contracts;
(iii)   each Contract with any current officer, director, employee or consultant of any member of the Company Group, under which the Company Group (A) has continuing obligations for payment of an annual compensation of at least $300,000, and which is not terminable for any reason or no reason upon reasonable notice without payment of any penalty, severance or other obligation; (B) has severance or post-termination obligations to such Person (other than COBRA obligations); or (C) has an obligation to make a payment upon consummation of the transactions contemplated by this Agreement or any Additional Agreement or as a result of a change of control of the Company;
(iv)   all Contracts creating a joint venture, strategic alliance, limited liability company or partnership arrangement to which the Company Group is a party;
(v)   all Contracts relating to any acquisitions or dispositions of material assets by the Company Group (other than acquisitions or dispositions of inventory in the ordinary course of business consistent with past practices);
(vi)   all IP Contracts, separately identifying all such IP Contracts under which any member of the Company Group is obligated to pay royalties thereunder and all such IP Contracts under which any member of the Company Group is entitled to receive royalties thereunder;
(vii)   all Contracts limiting the freedom of any member of the Company Group to compete in any line of business or industry, with any Person or in any geographic area;
(viii)   all Contracts providing for guarantees, indemnification arrangements and other hold harmless arrangements made or provided by any member of the Company Group, including all ongoing agreements for repair, warranty, maintenance, service, indemnification or similar obligations, other than Standard Contracts;
(ix)   all Contracts with or pertaining to the Company Group to which any Affiliate of the Company Group is a party, other than any Contracts relating to such Affiliate’s status as a Company shareholder;
(x)   all Contracts relating to property or assets (whether real or personal, tangible or intangible) in which the Company Group holds a leasehold interest (including the Lease) and which involve payments to the lessor thereunder in excess of $200,000 per year;
(xi)   all Contracts creating or otherwise relating to outstanding Indebtedness (other than intercompany Indebtedness);
(xii)   all Contracts relating to the voting or control of the equity interests of any member of the Company Group or the election of directors of any member of the Company Group (other than the organizational documents of any member of the Company Group);
(xiii)   all Contracts not cancellable by the Company Group with no more than sixty
(60) days’ notice if the effect of such cancellation would result in monetary penalty to the Company Group in excess of $100,000 per the terms of such contract;
(xiv)   all Contracts that may be terminated, or the provisions of which may be altered, as a result of the consummation of the transactions contemplated by this Agreement or any Additional Agreement;
(xv)   all Contracts under which any of the benefits, compensation or payments (or the vesting thereof) will be increased or accelerated by the consummation of the transactions contemplated by this Agreement or any Additional Agreement, or the amount or value thereof will be calculated on the basis of, the transactions contemplated by this Agreement or any Additional Agreement; and
(xvi)   all collective bargaining agreements or other agreement with a labor union or labor organization.
(b)   Each Material Contract is (i) a valid and binding agreement, (ii) in full force and effect and (iii) enforceable by and against the Company or its Subsidiary and each counterparty that is party thereto, subject, in the case of this clause (iii), to the Enforceability Exceptions. Neither the Company Group nor, to the Company’s Knowledge, any other party to a Material Contract is in material breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Material Contract. The Company Group has not assigned, delegated or otherwise transferred any of its rights or obligations under any Material Contract or granted any power of attorney with respect thereto.
(c)   The Company Group is in compliance in all material respects with all covenants, including all financial covenants, in all notes, indentures, bonds and other instruments or Contracts establishing or evidencing any Indebtedness. The consummation and closing of the transactions contemplated by this Agreement shall not cause or result in an event of default under any instruments or Contracts establishing or evidencing any Indebtedness.
4.16   Licenses and Permits.   Schedule 4.16 sets forth a correct and complete list of each license, franchise, permit, order or approval or other similar authorization required under applicable Laws to carry out or otherwise affecting, or relating in any way to, the Business, together with the name of the Authority issuing the same (the “Permits”). Such Permits are valid and in full force and effect, and none of the Permits will be terminated or impaired or become terminable as a result of the transactions contemplated by this Agreement or any Additional Agreement. The Company Group has all Permits necessary to operate the Business, and each of the Permits is in full force and effect. The Company is not in material breach or violation of, or material default under, any such Permit, and, to the Company’s Knowledge, no basis (including the execution of this Agreement and the other Additional Agreements to which the Company is a party and the consummation of the transactions contemplated by this Agreement or any Additional Agreement) exists which, with notice or lapse of time or both, would reasonably be expected to constitute any such breach, violation or default or give any Authority grounds to suspend, revoke or terminate any such Permit. The Company has not received any written (or, to the Company’s Knowledge, oral) notice from any Authority regarding any material violation of any Permit. There has not been and there is not any pending or, to the Company’s Knowledge, threatened Action, investigation or disciplinary proceeding by or from any Authority against the Company involving any material Permit.
4.17   Compliance with Laws.
(a)   Neither the Company Group nor, to the Knowledge of the Company, any Representative or other Person acting on behalf of the Company Group, is in violation in any material respect of, and since January 1, 2018 no such Person has failed to be in compliance in all material respects with, all applicable Laws and Orders. Since January 1, 2018, (i) no event has occurred or circumstance exists that (with or without notice or due to lapse of time) would reasonably be expected to constitute or result in a violation by any member of the Company Group of, or failure on the part of any member of the Company Group to comply with, or any liability suffered or incurred by any member of the Company Group in respect of any violation of or material noncompliance with, any Laws, Orders or policies by Authority that are or were applicable to it or the conduct or operation of its business or the ownership or use of any of its assets and (ii) no Action is pending, or to the Knowledge of the Company, threatened, alleging any such violation or noncompliance by a member of the Company Group. Since January 1, 2018, the Company Group has not been threatened in writing or, to the Company’s Knowledge, orally to be charged with, or given written or, to the Company’s Knowledge, oral notice of any violation of any Law or any judgment, order or decree entered by any Authority. Without limiting the generality of the foregoing, the Company Group is, and since January 1, 2018 has been, in compliance in all material respects with: (i) every Law applicable to the Company Group due to the specific nature of the Business, including Data Protection Laws; (ii) the Foreign Corrupt Practices Act of 1977 (the

“Foreign Corrupt Practices Act”) and any comparable or similar Law of any jurisdiction applicable to any member of the Company Group; and (iii) every Law regulating or covering conduct in the workplace, including regarding sexual harassment or, on any legally impermissible basis, a hostile work environment. Since January 1, 2018, the Company Group has not been threatened or charged in writing (or to the Company’s Knowledge, orally) with or given written (or to the Company’s Knowledge, oral) notice of any violation of any Data Protection Law, the Foreign Corrupt Practices Act or any other Law referred to in or generally described in foregoing sentence and, to the Company’s Knowledge, the Company Group is not under any investigations with respect to any such Law.
(b)   Neither the Company Group nor, to the Knowledge of the Company, any Representative or other Person acting on behalf of the Company Group is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.
4.18   Intellectual Property.
(a)   The Company Group is the sole and exclusive owner of each item of Company Owned IP, free and clear of any Liens. The Company Group is the sole and exclusive licensee of each item of Company Exclusively Licensed IP, free and clear of any Liens. The Company Group has a valid right to use the Company Licensed IP.
(b)   Schedule 4.18(b) sets forth a correct and complete list of all (i) Registered IP; (ii) unregistered material Trademarks constituting Company Owned IP; (iii) Domain Names constituting Company Owned IP; (iv) all social media handles constituting Company Owned IP; and (v) a general description of all material technical Trade Secrets constituting Company Owned IP; accurately specifying as to each of the foregoing, as applicable: (A) the filing number, issuance or registration number, or other identify details; (B) the owner and nature of the ownership; and (C) the jurisdictions by or in which such Registered Owned IP has been issued, registered, or in which an application for such issuance or registration has been filed or for unregistered material Trademarks, used by the Company Group.
(c)   All Registered Owned IP is subsisting and valid and enforceable. All Registered Exclusively Licensed IP is subsisting, valid and enforceable. All Persons (including members of the Company Group) have, in connection with the prosecution of all Patents before the United States Patent and Trademark Office and other similar offices in other jurisdictions complied with the applicable obligations of candor owed to the United States Patent and Trademark Office and such other offices. No Registered Owned IP, and no Registered Exclusively Licensed IP, is or has been involved in any interference, opposition, reissue, reexamination, revocation or equivalent proceeding, and no such proceeding has been threatened in writing with respect thereto. In the past six (6) years, there have been no claims filed, served or threatened in writing, or orally threatened, against the Company contesting the validity, use, ownership, enforceability, patentability, registrability, or scope of any Registered IP. All registration, maintenance and renewal fees currently due in connection with any Registered Owned IP, and all Registered Exclusively Licensed IP, have been paid and all documents, recordations and certificates in connection therewith have been filed with the authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining and perfecting such rights and recording the Company Group’s ownership or interests therein.
(d)   The operation of the Business as currently conducted and as conducted in the past six (6) years do not conflict with, infringe, misappropriate or otherwise violate any Intellectual Property Right of any third Person. In the past six (6) years, there have been no claims filed, served or threatened in writing, or to the Company’s Knowledge orally threatened, against the Company alleging any conflict with, infringement, misappropriation, or other violation of any Intellectual Property of a third Person (including any unsolicited written offers to license any such Intellectual Property). There are no Actions pending that involve a claim against a member of the Company Group by a third Person alleging infringement or misappropriation of such third Person’s Intellectual Property. To the Knowledge of the Company, in the past six (6) years no third Person has conflicted with, infringed, misappropriated, or otherwise violated any Company IP.
(e)   In the past six (6) years no member of the Company Group has filed, served, or threatened a third Person with any material claims alleging any conflict with, infringement, misappropriation, or other violation of any Company IP. There are no Actions pending that involve a claim against a third Person by a member of the Company Group alleging infringement or misappropriation of Company IP. The Company Group is not subject to any Order that adversely restricts the use, transfer, registration or licensing of any such Intellectual Property by the Company Group.
(f)   Except as set forth on Schedule 4.18(f), each employee, agent, consultant, and contractor who has contributed to or participated in the creation or development of any Intellectual Property on behalf of the Company Group or any predecessor in interest thereto has executed a form of proprietary information and/or inventions agreement or similar written Contract with the Company Group under which such Person: (i) has assigned all right, title and interest in and to such Intellectual Property to the Company Group (or such predecessor in interest, as applicable); and (ii) is obligated to maintain the confidentiality of the Company Group’s confidential information both during and after the term of such Person’s employment or engagement. To the extent any such proprietary information and/or inventions agreement or other similar written Contract permitted such employee, agent, consultant, and contractor to exclude from the scope of such agreement or Contract any Intellectual Property in existence prior to the date of the employment or relationship, no such employee, agent, consultant, and contractor excluded Intellectual Property that was related to the Business of the Company Group. To the Knowledge of the Company, no employee, agent, consultant or contractor of the Company Group is or has been in violation of any term of any such Contract.
(g)   No government funding or facility of a university, college, other educational institution or research center was used in the development of any item of Company Owned IP Company Exclusively Licensed IP
(h)   None of the execution, delivery or performance by the Company of this Agreement or any of the Additional Agreements to which the Company is or will be a party or the consummation by the Company of the transactions contemplated hereby or thereby will (i) cause any item of Company Owned IP, or any material item of Company Licensed IP immediately prior to the Closing, to not be owned, licensed or available for use by the Company Group on substantially the same terms and conditions immediately following the Closing or (ii) require any additional payment obligations by the Company Group in order to use or exploit any other such Intellectual Property to the same extent as the Company Group was permitted immediately before the Closing.
(i)   Except with respect to the agreements listed on Schedule 4.15(a)(vi), the Company Group is not obligated under any Contract to make any payments by way of royalties, fees, or otherwise to any owner or licensor of, or other claimant to, any Intellectual Property.
(j)   The Company Group has exercised commercially reasonable efforts necessary to maintain, protect and enforce the secrecy, confidentiality and value of all Trade Secrets constituting Company Owned IP and all other material Confidential Information, in each instance that are at least consistent with efforts undertaken by third Persons in the industry within which the Business is a part. No Company IP is subject to any technology or source code escrow arrangement or obligation. No Person other than the Company Group and their employees and contractors (i) has a right to access or possess any source code of the Software constituting the Company Owned IP, or (ii) will be entitled to obtain access to or possession of such source code as a result of the execution, delivery and performance of by the Company of this Agreement. The Company Group is in actual possession and control of the source code of any Software constituting Company Owned IP and all related documentation and materials.
(k)   Except as set forth on Schedule 4.18(k), the Company Group has a privacy policy regarding the collection, use or disclosure of data in connection with the operation of the business as currently conducted (the “Privacy Policy”) that is made available to all visitors to the Sites prior to the collection of any data in the possession, custody, or control, or otherwise held or processed by, or on behalf of the Company Group. For purposes of this Section 4.18(k), “Sites” shall mean, any websites or applications made available to the general public provided by or on behalf of the Company Group. The Privacy Policy accurately describes the Company Group’s data collection, disclosure and use practices, complies with all Laws, and is consistent with good industry practice. None of the marketing materials and/or advertisements made, or provided by, or on behalf of the Company Group have been inaccurate in a material way, misleading in a material way, unfair or deceptive in violation of applicable Laws.

(l)   In connection with its Processing of any Personal Information, the Company is and has been in compliance with all applicable Laws, including without limitation all Data Protection Laws and Laws related to data loss, theft, and security breach notification obligations, and there has been no unauthorized disclosure of any Personal Information for which the Company would be required to make a report to an Authority, a data subject, or any other Person. In addition, the Company Group has in place and, since January 1, 2018, has had in place commercially reasonable policies (including the Privacy Policy and any other internal and external privacy policies), rules, and procedures regarding the Company’s collection, use, disclosure, disposal, dissemination, storage, protection and other Processing of Personal Information. The Company Group has complied in all respects with such privacy policies, rules, and procedures in connection with any collection, use, or disclosure by the Company Group of any Personal Information of any Person. The Company Group has not been subject to, and to the Company’s Knowledge, there are no, complaints to or audits, proceedings, investigations or claims pending against the Company Group by any Authority, or by any Person, in respect of the collection, use, storage disclosure or other Processing of Personal Information. The Company (i) has implemented commercially reasonable physical, technical, organization and administrative security measures and policies designed to protect all Personal Information of any Person accessed, Processed or maintained by the Company from unauthorized physical or virtual access, use, modification, acquisition, disclosure or other misuse, and (ii) requires by written contract all material third party providers and other persons who have or have had access to Personal Information, or who Process Personal Information on Company’s behalf, to implement, appropriate security programs and policies consistent with the Data Protection Laws. Without limiting the generality of the foregoing, since January 1, 2018, the Company Group has not experienced any material loss, damage or unauthorized access, use, disclosure or modification, or breach of security of Personal Information maintained by or on behalf of the Company Group (including by any agent, subcontractor or vendor of the Company Group).
(m)   The Software that constitutes Company Owned IP and all Software that is used by the Company Group is free of all viruses, worms, Trojan horses and other material known contaminants and does not contain any bugs, errors, or problems of a material nature that would disrupt its operation or have an adverse impact on the operation of other Software. The Company Group has not incorporated Publicly Available Software into the Company Group’s products and services, and the Company Group has not distributed Publicly Available Software as part of the Company Group’s products and services other than as set forth on Schedule 4.18(m). The Company Group has not used Publicly Available Software in a manner that subjects, in whole or in part, any Software constituting Company Owned IP to any Copyleft License obligations. The Company Group is in material compliance with all Publicly Available Software license terms applicable to any Publicly Available Software licensed to or used by the Company Group. The Company Group has not received any written notice from any Person that it is in breach of any license with respect to Publicly Available Software.
(n)   The Company Group has implemented and maintained (or, where applicable, has required its vendors to maintain), consistent with commercially reasonable and industry practices and in compliance with its contractual obligations to other Persons, reasonable security measures designed to protect, preserve and maintain the performance, security and integrity of all computers, servers, equipment, hardware, networks, Software and systems used, owned, leased or licensed by the Company Group in connection with the operation of the Business (the “Company Information Systems”). There has been no unauthorized access to or use of the Company Information Systems, nor has there been any downtime or unavailability of the Company Information Systems that resulted in a material disruption of the Business. The Company Information Systems are adequate and sufficient (including with respect to working condition and capacity) for the operations of the Business. There has been no failure with respect to any Company Information System that has had a material effect on the operations of the Company Group.
(o)   Schedule 4.18(o): (i) identifies each standards-setting organization (including ETSI, 3GPP, 3GPP2, TIA, IEEE, IETF, and ITU-R), university or industry body, consortium, other multi-party special interest group and any other collaborative or other group in which the Company Group is currently participating, or has participated in the past or applied for future participation in, including any of the foregoing that may be organized, funded, sponsored, formed or operated, in whole or in part, by any Authority, in all cases, to the extent related to any Intellectual Property (each a “Standards

Setting Body”); and (ii) sets forth a listing of the membership agreements and other Contracts relating to such Standards Bodies, to which Company Group is bound (collectively, “Standards Setting Agreements”). True, complete and correct copies of all Standards Setting Agreements have been delivered to Purchaser. The Company Group is not bound by, and has not agreed in writing to be bound by, any Contract (including any written licensing commitment), bylaw, policy, or rule of any Standards Setting Body that requires or purports to require Company to contribute, disclose or license any Intellectual Property to such Standards Setting Body or its other members, other than the Standards Setting Agreements. The Company Group has not made any written Patent disclosures to any Standards Setting Body. The Company Group is in material compliance with all Standards Setting Agreements that relate to Intellectual Property. The Company is not engaged in any material dispute with any Standards Setting Body with respect to any Intellectual Property or with any third Persons with respect to Company Group’s conduct with respect to any Standards Setting Body.
4.19   Accounts Payable; Affiliate Loans.
(a)   The accounts payable of the Company Group reflected on the Company Financial Statements, and all accounts payable arising subsequent to the date thereof, arose from bona fide transactions in the ordinary course consistent with past practice.
(b)   The information set forth on Schedule 4.19(b) separately identifies any and all accounts, receivables or notes of the Company Group which are owed by any Affiliate of the Company Group. Except as set forth on Schedule 4.19(b), the Company Group is not indebted to any of its Affiliates and no Affiliates are indebted to the Company Group.
4.20   Employees; Employment Matters.
(a)   Schedule 4.20(a) sets forth a correct and complete list of each of the five highest compensated officers or employees of the Company Group as of the date hereof, setting forth the name, title, current base salary or hourly rate for each such person and total compensation (including bonuses and commissions) paid to each such person for the fiscal years ended December 31, 2020 and 2019.
(b)   The Company Group is not a party to any collective bargaining agreement, and, since January 1, 2018, there has been no activity or proceeding by a labor union or representative thereof to organize any employees of the Company Group. There is no labor strike, material slowdown or material work stoppage or lockout pending or, to the Knowledge of the Company, threatened against the Company Group, and, since January 1, 2018, the Company Group has not experienced any strike, material slowdown, material work stoppage or lockout by or with respect to its employees. To the Knowledge of the Company, the Company Group is not subject to any attempt by any union to represent Company Group employees as a collective bargaining agent.
(c)   There are no pending or, to the Knowledge of the Company, threatened Actions against the Company Group under any worker’s compensation policy or long-term disability policy. There is no unfair labor practice charge or complaint pending or, to the Knowledge of the Company, threatened before any applicable Authority relating to employees of the Company Group. Since January 1, 2018, the Company Group has not engaged in, and is not currently contemplating, any location closing, employee layoff, or relocation activities that would trigger the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local statute, rule or regulation.
(d)   The Company Group is, and since January 1, 2018 has been, in material compliance in all material respects with all applicable Laws relating to employment of labor, including all applicable Laws relating to wages, hours, overtime, collective bargaining, equal employment opportunity, anti-discrimination, anti-harassment (including, but not limited to sexual harassment), anti-retaliation, immigration, leaves, disability rights or benefits, employment and reemployment rights of members and veterans of the uniformed services, paid time off/vacation, unemployment insurance, safety and health, workers’ compensation, pay equity, restrictive covenants, child labor, whistleblower rights, classification of employees and independent contractors, meal and rest breaks, business expenses, and the collection and payment of withholding or social security Taxes. Since January 1, 2018, no audits have been conducted, or are currently being conducted, or, to the Knowledge of the Company, are threatened to be conducted by any Authority with respect to applicable Laws regarding employment or labor

Laws. The Company Group has complied, in all material respects, with all Laws relating to the verification of identity and employment authorization of individuals employed in the United States, and none of the Company Group currently employs, or since January 1, 2018 has employed, any Person who was not permitted to work in the jurisdiction in which such Person was employed. No audit by any Authority is currently being conducted, pending or, to the Knowledge of the Company, threatened to be conducted in respect to any foreign workers employed by the Company Group. Schedule 4.20(d) discloses in respect to each individual who is employed by the Company Group pursuant to a visa, (i) the expiration date of such visa and (ii) whether the Company Group has made any attempts to renew such visa. No employee of the Company Group has, since January 1, 2018, brought or, to the Knowledge of the Company, threatened to bring a claim for unpaid compensation, including overtime amounts.
(e)   To the Knowledge of the Company, no key employee or officer of the Company Group is a party to or is bound by any confidentiality agreement, non-competition agreement or other contract (with any Person) that would materially interfere with: (A) the performance by such officer or key employee of any of his or her duties or responsibilities as an officer or employee of the Company Group or (B) the Company’s business or operations. No key employee or officer of the Company Group has given written notice of their definite intent to terminate their employment with the Company, nor does the Company have any present intention to terminate the employment of any of the foregoing.
(f)   Except as set forth on Schedule 4.20(f), the employment of each of the key employees is terminable at will without any penalty or severance obligation on the part of the Company Group. All material sums due for employee compensation and all vacation time owing to any employees of the Company Group, and all fees owing to any independent contractors and consultants, have been duly accrued on the accounting records of the Company Group.
(g)   Except as set forth on Schedule 4.20(g), each current and former employee and officer, and where appropriate, each independent contractor and consultant, of the Company Group has executed a form of proprietary information and/or inventions agreement or similar agreement. To the Knowledge of the Company, no current or former employees, officers or consultants are or were, as the case may be, in violation thereof. Other than with respect to exclusions previously accepted by the Company involving works or inventions unrelated to the business of the Company Group, no current or former employee, officer or consultant of the Company Group has disclosed excluded works or inventions made prior to his or her employment or consulting relationship with the Company Group from his, her or its assignment of inventions pursuant to such employee, officer or consultant’s proprietary information and inventions agreement.
(h)   With regard to any individual who performs or performed services for the Company and who is not treated as an employee for Tax purposes by the Company Group, the Company Group has complied in all material respects with applicable Laws concerning independent contractors, including for Tax withholding purposes or Plan purposes, and the Company Group does not have any Liability by reason of any individual who performs or performed services for the Company Group, in any capacity, being improperly excluded from participating in any Plan. Each individual engaged by the Company Group as an independent contractor or consultant is, and since January 1, 2018 has been, properly classified by the Company Group as an independent contractor, and the Company Group has not received any notice from any Authority or Person disputing such classification. Each of the employees of the Company Group is, and since January 1, 2018 has been, properly classified by the Company Group as “exempt” or “non-exempt” under applicable Laws.
(i)   There is no, and since January 1, 2018 there has been no, written notice provided to the Company Group of any claim or litigation relating to, or any complaint or allegation of, discrimination, retaliation, wrongful termination, constructive termination, harassment (including sexual harassment), sexual misconduct, or wage and hour violation against the Company Group; nor there is any pending obligation for the Company Group under any settlement or out-of-court or pre-litigation arrangement relating to such matters or (iii) nor to the Knowledge of the Company, has any such litigation, settlement or other arrangement been threatened.
(j)   Since January 1, 2018, the Company Group has investigated all workplace harassment (including sexual harassment), discrimination, retaliation, and workplace violence written claims relating to current and/or former employees of the Company Group or third-parties who interacted with current and/or former employees of the Company Group. With respect to each such written claim with potential merit, the Company Group has taken corrective action. Further, to the knowledge of the Company, no allegations of sexual harassment have been made to the Company Group against any individual in his or her capacity as director or an employee of the Company Group at a level of vice president or above.
(k)   As of the date hereof and since January 1, 2018, there have been no audits by any Authority, nor have there been any charges, fines, or penalties, including those pending or threatened, under any applicable federal, state or local occupational safety and health Law and Orders (collectively, “OSHA”) against the Company Group. The Company Group is in compliance in all material respects with OSHA and there are no pending appeals of any Authority’s decision or fines issued in relation to OSHA.
(l)   The Company Group has complied with all applicable Laws regarding the COVID-19 pandemic, including all applicable federal, state and local Orders issued by any Authority (whether in the United States or any other jurisdiction) regarding shelters-in-place, or similar Orders in effect as of the date hereof and have taken appropriate precautions regarding its employees. As of the date hereof, all employees of the Company Group who are reasonably able to conduct their duties remotely are working remotely. There have been no, and there are no pending or anticipated layoffs, leaves of absence or terminations of employment in respect to the employees of the Company as a result of the COVID-19 pandemic. The Company Group has promptly and thoroughly investigated all occupational safety and health complaints, issues, or inquiries related to the COVID-19 pandemic. With respect to each occupational safety and health complaint, issue, or inquiry related to the COVID-19 pandemic, the Company Group has taken prompt corrective action that is reasonably calculated to prevent further spread of COVID-19 within the Company Group’s workplace.
(m)   Except as set forth on Schedule 4.20(m), the Company Group has not paid or promised to pay any bonus to any employee in connection with the consummation of the transactions contemplated hereby.
4.21   Withholding.   Except as set forth on Schedule 4.21, all obligations of the Company Group applicable to its employees, whether arising by operation of Law, by Contract, or attributable to payments by the Company Group to trusts or other funds or to any Authority, with respect to unemployment compensation benefits or social security benefits for its employees through the date hereof, have been paid or adequate accruals therefor have been made on the Company Financial Statements. Except as set forth on Schedule 4.21, all reasonably anticipated obligations of the Company Group with respect to such employees (except for those related to wages during the pay period immediately prior to the Closing Date and arising in the ordinary course of business consistent with past practices), whether arising by operation of Law, by contract, by past custom, or otherwise, for salaries and holiday pay, bonuses and other forms of compensation payable to such employees in respect of the services rendered by any of them prior to the date hereof have been or will be paid by the Company Group prior to the Closing Date.
4.22   Employee Benefits.
(a)   Schedule 4.22(a) sets forth a correct and complete list of all Plans. With respect to each Plan, the Company has made available to Purchaser or its counsel a correct and complete copy, to the extent applicable, of: (i) each writing constituting a part of such Plan and all amendments thereto, including all plan documents, material employee communications, benefit schedules, trust agreements, and insurance contracts and other funding vehicles; (ii) the three (3) most recent annual reports on Form 5500 and accompanying schedules; (iii) the current summary plan description and any material modifications thereto; (iv) the most recent annual financial and actuarial reports; (v) the most recent determination or advisory letter received by the Company Group from the Internal Revenue Service regarding the tax-qualified status of such Plan; and (vi) the three (3) most recent written results of all required compliance testing.
(b)   No Plan is (i) subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code or (ii) a “multiemployer plan” (as defined in Section 3(37) of ERISA). None of the Company Group, or any ERISA Affiliate, has withdrawn at any time since January 1, 2018 from any multiemployer plan or incurred any withdrawal liability which remains unsatisfied, and no events have occurred and, to the Knowledge of the Company, no circumstances exist that could reasonably be expected to result in any such liability to the Company Group.
(c)   With respect to each Plan that is intended to qualify under Section 401(a) of the Code, such Plan, including its related trust, has received a determination letter (or may rely upon opinion letters in the case of any prototype plans) from the Internal Revenue Service that it is so qualified and that its trust is exempt from Tax under Section 501(a) of the Code, and, to the Knowledge of the Company, nothing has occurred with respect to the operation of any such Plan that could cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.
(d)   There are no pending or, to the Knowledge of the Company, threatened Actions against or relating to the Plans, the assets of any of the trusts under such Plans or the Plan sponsor or the Plan administrator, or against any fiduciary of any Plan with respect to the operation of such Plan (other than routine benefits claims). No Plan is presently under audit or examination (nor has written notice been received of a potential audit or examination) by any Authority.
(e)   Each Plan has been established, administered and funded in accordance with its terms and in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Laws. There is not now, nor do any circumstances exist that could give rise to, any requirement for the posting of security with respect to a Plan or the imposition of any lien on the assets of the Company or any of its Subsidiaries under ERISA or the Code. All premiums due or payable with respect to insurance policies funding any Plan have been made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the Company Financial Statements.
(f)   None of the Plans provide retiree health or life insurance benefits, except as may be required by Section 4980B of the Code, Section 601 of ERISA or any other applicable Law. There has been no violation of the “continuation coverage requirement” of “group health plans” as set forth in Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA with respect to any Plan to which such continuation coverage requirements apply.
(g)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) (i) result in any payment becoming due, or increase the amount of any compensation or benefits due, to any current or former employee of the Company Group with respect to any Plan; (ii) increase any benefits otherwise payable under any Plan; (iii) result in the acceleration of the time of payment or vesting of any such compensation or benefits; or (iv) to the Knowledge of the Company, result in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code. No Person is entitled to receive any additional payment (including any tax gross-up or other payment) from the Company Group as a result of the imposition of the excise taxes required by Section 4999 of the Code or any taxes required by Section 409A of the Code.
(h)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) result in the payment of any amount that would, individually or in combination with any other such payment, be an “excess parachute payment” within the meaning of Section 280G of the Code.
(i)   Each Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) is in documentary compliance with, and has been administered in compliance with Section 409A of the Code.
(j)   Each Plan that is subject to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 (the “Affordable Care Act”) has been established, maintained and administered in compliance with the requirements of the Affordable Care Act.

(k)   All Plans subject to the laws of any jurisdiction outside of the United States (i) if they are intended to qualify for special tax treatment, meet all requirements for such treatment, and (ii) if they are intended to be funded and/or book-reserved, are fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions.
4.23   Real Property.
(a)   Except as set forth on Schedule 4.23, the Company Group does not own, or otherwise have an interest in, any Real Property, including under any Real Property lease, sublease, space sharing, license or other occupancy agreement. The Company Group has good, and marketable fee simple title to the owned Real Property described in Schedule 4.23, free and clear of all Liens (except for Permitted Liens). The Leases are the only Contracts pursuant to which the Company Group leases any Real Property or right in any Real Property. The Company Group has provided to Purchaser correct and complete copies of all Leases. The Company Group has good, valid and subsisting title to its respective leasehold estates in the leased Real Property described on Schedule 4.23, free and clear of all Liens. The Company Group has not breached or violated any local zoning ordinance, and no notice from any Person has been received by the Company Group or served upon the Company Group claiming any violation of any local zoning ordinance.
(b)   With respect to each Lease: (i) it is valid, binding and enforceable in accordance with its terms and in full force and effect; (ii) all rents and additional rents and other sums, expenses and charges due thereunder have been paid; (iii) the Company Group has been in peaceable possession of the premises leased thereunder since the commencement of the original term thereof; (iv) no waiver, indulgence or postponement of the Company Group’s obligations thereunder has been granted by the lessor; (v) the Company Group has performed all material obligations imposed on it under such Lease and there exist no default or event of default thereunder by the Company Group or, to the Company’s Knowledge, by any other party thereto; (vi) there exists, to the Company’s Knowledge, no occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would reasonably be expected to become a default or event of default by the Company Group thereunder; and (vii) there are no outstanding claims of breach or indemnification or notice of default or termination thereunder. The Company Group holds the leasehold estate established under the Leases free and clear of all Liens, except for Liens of mortgagees of the Real Property on which such leasehold estate is located. The Real Property leased by the Company Group is in a state of maintenance and repair in all material respects adequate and suitable for the purposes for which it is presently being used, and there are no material repair or restoration works likely to be required in connection with such leased Real Property. The Company Group is in physical possession and actual and exclusive occupation of the whole of the leased premises, none of which is subleased or assigned to another Person. Each Lease leases all useable square footage of the premises located at each leased Real Property. The Company Group does not owe any brokerage commission with respect to any Real Property.
4.24   Tax Matters.   Except as set forth on Schedule 4.24:
(a)   (i) The Company Group has duly and timely filed all Tax Returns which are required to be filed by or with respect to it, and has paid all Taxes (whether or not shown on such Tax Returns) which have become due; (ii) all such Tax Returns are true, correct and complete and accurate in all material respects; (iii) there is no Action, pending or proposed in writing, with respect to Taxes of the Company Group; (iv) no statute of limitations in respect of the assessment or collection of any Taxes of the Company Group for which a Lien may be imposed on any of the Company Group’s assets has been waived or extended, which waiver or extension is in effect; (v) the Company Group has complied in all respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by the Company Group; (vi) the Company has (A) properly collected all sales Taxes required to be collected in the time and manner required by applicable Laws and remitted all such sales Taxes to the applicable Taxing Authority in the time and in the manner required by applicable Laws and (B) properly requested, received and retained all necessary exemption certificates and other documentation supporting any claimed exemption or waiver of Taxes on sales or similar transactions as to which it would otherwise have been obligated to collect or withhold Taxes; (vii) there is no outstanding request for a ruling from any Taxing Authority, request for consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority or agreement with any Taxing Authority with respect to the Company Group; (viii) there is no Lien (other than Permitted Liens) for Taxes upon any of the assets of the Company Group; (ix) no claim has ever been made by a Taxing Authority in a jurisdiction where the Company Group has not paid any Tax or filed Tax Returns, asserting that the Company Group is or may be subject to Tax in such jurisdiction, the Company Group is not nor has it ever been subject to Tax in any country other than the respective countries of incorporation or formation of the Company Group members by virtue of having a permanent establishment or other place of business in that country, and the members of the Company Group are and have always been tax residents solely in their respective countries of incorporation or formation; (x) the Company Group has provided to Purchaser true, complete and correct copies of all Tax Returns relating to, and all audit reports and correspondence relating to each proposed adjustment, if any, made by any Taxing Authority with respect to, any taxable period ending after December 31, 2015; (xi) is not, and has ever been, a party to any Tax sharing, Tax indemnity or Tax allocation Contract; (xii) the Company has not been a member of an “affiliated group” within the meaning of Section 1504(a) of the Code filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company); (xiii) the Company has no liability for the Taxes of any other Person: (1) under Treasury Regulation Section 1.1502-6 (or any similar provision of applicable Law), (2) as a transferee or successor or by contract or (3) otherwise by operation of applicable Law; (xiv) to the Knowledge of the Company, no issue has been raised by a Taxing Authority in any prior Action relating to the Company Group with respect to any Tax for any period which, by application of the same or similar principles, could reasonably be expected to result in a proposed Tax deficiency of the Company Group for any other period; (xv) the Company Group has not requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed; (xvi) the Company is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code; and (xvii) the Company has not disclosed on its Tax Returns any Tax reporting position taken in any Tax Return which could result in the imposition of penalties under Section 6662 of the Code (or any comparable provisions of state, local or foreign Law) and the Company has not been a party to any “reportable transaction” or “listed transaction” as defined in Section 6707A(c) of the Code and Treasury Regulation Section 1.6011-4(b).
(b)   The Company Group will not be required to include any item of income or exclude any item of deduction for any taxable period ending after the Closing Date as a result of: (i) the use of, or change in, a method of accounting with respect to any transaction that occurred on or before the Closing Date; (ii) any closing agreement described in Section 7121 of the Code (or similar provision of state, local or foreign Law); (iii) any installment sale or open sale transaction disposition made in a pre-Closing Tax period; (iv) any prepaid amount received in a pre-Closing Tax period; or (v) any intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).
(c)   The unpaid Taxes of the Company Group (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Company Group’s interim financial statements for the most recently completed quarterly period and (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Return.
(d)   The Company Group has been in compliance in all respects with all applicable transfer pricing laws and legal requirements.
(e)   The Company Group has not deferred the withholding or remittance of any Applicable Taxes related or attributable to any Applicable Wages for any employees of the Company and shall not defer the withholding or remittance any Applicable Taxes related or attributable to Applicable Wages for any employees of the Company up to and through and including Closing Date, notwithstanding IRS Notice 2020-65 (or any comparable regime for state or local Tax purposes).

4.25   Environmental Laws.   Since January 1, 2018, the Company Group has complied and is in compliance with all Environmental Laws, and there are no Actions pending or, to the Knowledge of the Company Group, threatened against the Company Group alleging any failure to so comply. The Company Group has not (i) received any written notice of any alleged claim, violation of or liability under any Environmental Law which has not heretofore been cured or for which there is any remaining liability; (ii) disposed of, emitted, discharged, handled, stored, transported, used or released any Hazardous Material; arranged for the disposal, discharge, storage or release of any Hazardous Material; or exposed any employee or other individual to any Hazardous Material so as to give rise to any liability or corrective or remedial obligation under any Environmental Laws; or (iii) entered into any agreement that may require it to guarantee, reimburse, pledge, defend, hold harmless or indemnify any other Person with respect to liabilities arising out of Environmental Laws or the Hazardous Material Activity of the Company Group. There are no Hazardous Material in, on or under any properties owned, leased or used at any time by the Company Group that could give rise to any material liability or corrective or remedial obligation of the Company Group under any Environmental Laws.
4.26   Finders’ Fees.   Except as set forth on Schedule 4.26, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Seller, the Company or any other member of the Company Group or any of their respective Affiliates who might be entitled to any fee or commission from Seller, the Company, any other member of the Company Group, Purchaser or any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.
4.27   Powers of Attorney, Suretyships and Bank Accounts.   Except as set forth on Schedule 4.27, the Company Group does not have any general or special powers of attorney outstanding (whether as grantor or grantee thereof) or any obligation or liability (whether actual, accrued, accruing, contingent or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person. Schedule 4.27 sets forth, as of the date hereof, a true, complete and correct list of each bank, trust company, savings institution, brokerage firm, mutual fund or other financial institution with which the Company Group has an account or safe deposit box, including the names and identification of all Persons authorized to draw thereon or have access thereto.
4.28   Directors and Officers.   Schedule 4.28 sets forth a true, correct and complete list of all directors and officers of each member of the Company Group.
4.29   Anti-Money Laundering Laws.
(a)   The Company Group currently is and, since January 1, 2018, has been, in compliance with applicable Laws related to (i) anti-corruption or anti-bribery, including the U.S. Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq., and any other equivalent or comparable Laws of other countries (collectively, “Anti-Corruption Laws”), (ii) economic sanctions administered, enacted or enforced by any Authority (collectively, “Sanctions Laws”), (iii) export controls, including the U.S. Export Administration Regulations, 15 C.F.R. §§ 730, et seq., and any other equivalent or comparable Laws of other countries (collectively, “Export Control Laws”), (iv) anti-money laundering, including the Money Laundering Control Act of 1986, 18 U.S.C. §§ 1956, 1957, and any other equivalent or comparable Laws of other countries; (v) anti-boycott regulations, as administered by the U.S. Department of Commerce; and (vi) importation of goods, including Laws administered by the U.S. Customs and Border Protection, Title 19 of the U.S.C. and C.F.R., and any other equivalent or comparable Laws of other countries (collectively, “International Trade Control Laws”).
(b)   Neither the Company Group nor, to the Knowledge of the Company, any Representative of the Company Group (acting on behalf of the Company Group), is or is acting under the direction of, on behalf of or for the benefit of a Person that is, (i) the subject of Sanctions Laws or identified on any sanctions or similar lists administered by an Authority, including the U.S. Department of the Treasury’s Specially Designated Nationals List, the U.S. Department of Commerce’s Denied Persons List and Entity List, the U.S. Department of State’s Debarred List, HM Treasury’s Consolidated List of Financial Sanctions Targets and the Investment Bank List, or any similar list enforced by any other relevant Authority, as amended from time to time, or any Person owned or controlled by any of the foregoing (collectively, “Prohibited Party”); (ii) the target of any Sanctions Laws; (iii) located, organized or resident in a country or territory that is, or whose government is, the target of comprehensive trade sanctions under Sanctions Laws, including, as of the date of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria; or (iv) an officer or employee of any Authority or public international organization, or officer of a political party or candidate for political office. Neither the Company Group nor, to the Knowledge of the Company, any Representative of the Company Group (acting on behalf of the Company Group), (A) has participated in any transaction involving a Prohibited Party, or a Person who is the target of any Sanctions Laws, or any country or territory that was during such period or is, or whose government was during such period or is, the target of comprehensive trade sanctions under Sanctions Laws, (B) to the Knowledge of the Company, has exported (including deemed exportation) or re-exported, directly or indirectly, any commodity, software, technology, or services in violation of any applicable Export Control Laws or (C) has participated in any transaction in violation of or connected with any purpose prohibited by Anti-Corruption Laws or any applicable International Trade Control Laws, including support for international terrorism and nuclear, chemical, or biological weapons proliferation.
(c)   The Company, has not received written notice of, nor, to the Knowledge of the Company, any of its Representatives is or has been the subject of, any investigation, inquiry or enforcement proceedings by any Authority regarding any offense or alleged offense under Anti-Corruption Laws, Sanctions Laws, Export Control Laws or International Trade Control Laws (including by virtue of having made any disclosure relating to any offense or alleged offense) and, to the Knowledge of the Company, there are no circumstances likely to give rise to any such investigation, inquiry or proceeding.
4.30   Insurance.   All forms of insurance owned or held by and insuring any member of the Company Group are set forth on Schedule 4.30, and such policies are in full force and effect. All premiums with respect to such policies covering all periods up to and including the Closing Date have been or will be paid when due, no notice of cancellation or termination has been received with respect to any such policy which was not replaced on substantially similar terms prior to the date of such cancellation or termination and there is no claim by the Company Group or, to the Company’s Knowledge, any other Person pending under any of such insurance policies as to which coverage has been questioned, denied or disputed by the underwriters or issuers of such policies. There is no existing default or event which, with or without the passage of time or the giving of notice or both, would constitute noncompliance with, or a default under, any such policy or entitle any insurer to terminate or cancel any such policy. Such policies will not in any way be affected by or terminate or lapse by reason of the transactions contemplated by this Agreement or the Additional Agreements. The insurance policies to which the Company Group is a party are of at least like character and amount as are carried by like businesses similarly situated and sufficient for compliance with all requirements of all Material Contracts to which the Company Group is a party or by which the Company Group is bound. Since January 1, 2018, the Company Group has not been refused any insurance with respect to its assets or operations or had its coverage limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance. The Company Group does not have any self-insurance arrangements. No fidelity bonds, letters of credit, performance bonds or bid bonds have been issued to or in respect of the Company Group.
4.31   Related Party Transactions.   Except as set forth in Schedule 4.31, as contemplated by this Agreement or as provided in the Company Financial Statements, no Affiliate of the Company Group, current or former director, manager, officer or employee of any Person in the Company Group or any immediate family member or Affiliate of any of the foregoing (a) is a party to any Contract, or has otherwise entered into any transaction, understanding or arrangement, with any member of the Company Group, (b) owns any asset, property or right, tangible or intangible, which is used by any member of the Company Group, or (c) is a borrower or lender, as applicable, under any Indebtedness owed by or to any member of the Company Group since January 1, 2018.
4.32   No Trading or Short Position.   None of Seller, any member of the Company Group, or any of their respective managers and officers, members and employees has engaged in any short sale of Purchaser’s voting stock or any other type of hedging transaction involving Purchaser’s securities (including, without limitation, depositing shares of Purchaser’s securities with a brokerage firm where such securities are made available by the broker to other customers of the firm for purposes of hedging or short selling Purchaser’s securities).

4.33   Not an Investment Company.   Neither Seller nor the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.
4.34   Information Supplied.   None of the information supplied or to be supplied by the Company Group expressly for inclusion or incorporation by reference in the filings with the SEC and mailings to Purchaser’s stockholders with respect to the solicitation of proxies to approve the transactions contemplated by this Agreement and the Additional Agreements, if applicable, will, at the time of the Purchaser Stockholder Meeting or at the Closing Date, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by the Company Group or included in the Purchaser SEC Documents, the Additional Purchaser SEC Documents, the SEC Statement or any Other Filing).
4.35   Survival of Representations and Warranties.   The representations and warranties of Seller and the Company contained in this Agreement (whether or not contained in Article IV) or in any certificate delivered pursuant to Article IX shall survive the Closing and the consummation of the transactions contemplated hereby for a period of 15 months after the Closing Date.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PURCHASER
Except as disclosed in the Purchaser SEC Documents filed with or furnished to the SEC prior to the date of this Agreement (other than any risk factor disclosures or other similar cautionary or predictive statements therein), Purchaser hereby represents and warrants to Seller and the Company as of the date hereof and as of the Closing Date as follows:
5.1   Corporate Existence and Power.   Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.
5.2   Corporate Authorization.   Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby, subject to receipt of the Purchaser Stockholder Approval. The execution and delivery by Purchaser of this Agreement and the Additional Agreements to which it is a party and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Purchaser. No other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement or the Additional Agreements to which it is a party or to consummate the transactions contemplated by this Agreement (other than the receipt of the Purchaser Stockholder Approval) or the Additional Agreements. This Agreement and the Additional Agreements to which Purchaser is a party have been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by each of the other parties hereto and thereto (other than Purchaser), this Agreement and the Additional Agreements to which Purchaser is a party constitute a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with their respective terms, subject to the Enforceability Exceptions. The affirmative vote of holders of a majority of the then outstanding shares of Purchaser Common Stock present in person or by proxy and entitled to vote at the Purchaser Stockholder Meeting, assuming a quorum is present (the “Purchaser Stockholder Approval”), is the only vote of the holders of any of Purchaser’s capital stock necessary to adopt this Agreement and approve the Acquisition and the consummation of the other transactions contemplated hereby.
5.3   Governmental Authorization.   Assuming the accuracy of the representations and warranties of the Company and Seller set forth in Section 4.3, none of the execution, delivery or performance of this Agreement or any Additional Agreement by Purchaser or the consummation by Purchaser of the transactions contemplated hereby and thereby requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority, except for the filing of a premerger notification and report form by the Company under the HSR Act and the termination of the waiting period required thereunder, and the filing required pursuant to the HSR Act and any other applicable Antitrust Laws.
5.4   Non-Contravention.   The execution, delivery and performance by Purchaser of this Agreement or the consummation by Purchaser of the transactions contemplated hereby and thereby do not and will not

(a) contravene or conflict with the organizational or constitutive documents of Purchaser, or (b) contravene or conflict with or constitute a violation of any provision of any Law or any Order binding upon Purchaser.
5.5   Finders’ Fees.   Except for the Persons identified on Schedule 5.5, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Purchaser or its Affiliates who might be entitled to any fee or commission from the Company or any of its Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.
5.6   Issuance of Shares.   The Acquisition Consideration Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued, and will be fully paid and nonassessable.
5.7   Capitalization.   The authorized capital stock of Purchaser consists of 100,000,000 shares of Purchaser Common Stock, and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Purchaser Preferred Stock”), of which 23,282,362 shares of Purchaser Common Stock (inclusive of Purchaser Common Stock included in any outstanding Purchaser Units), and no shares of Purchaser Preferred Stock are issued and outstanding. In addition, 9,358,306 Purchaser Warrants (inclusive of Purchaser Warrants included in any outstanding Purchaser Units) exercisable for 9,358,306 shares of Purchaser Common Stock are issued and outstanding. No other shares of capital stock or other voting securities of Purchaser are issued, reserved for issuance or outstanding. All issued and outstanding shares of Purchaser Common Stock are duly authorized, validly issued, fully paid and nonassessable and are not subject to, and were not issued in violation of, any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, Purchaser’s organizational documents or any contract to which Purchaser is a party or by which Purchaser is bound. Except as set forth in Purchaser’s organizational documents, there are no outstanding contractual obligations of Purchaser to repurchase, redeem or otherwise acquire any shares of Purchaser Common Stock or any capital equity of Purchaser. There are no outstanding contractual obligations of Purchaser to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.
5.8   Information Supplied.   None of the information supplied or to be supplied by Purchaser expressly for inclusion or incorporation by reference in the filings with the SEC and mailings to Purchaser’s stockholders with respect to the solicitation of proxies to approve the transactions contemplated by this Agreement and the Additional Agreements, if applicable, will, at the date of filing or mailing, at the time of the Purchaser Stockholder Meeting or at the Closing Date, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by Purchaser or included in the Purchaser SEC Documents, the Additional Purchaser SEC Documents, the SEC Statement or any Other Filing).
5.9   Trust Fund.   As of the date of this Agreement, Purchaser has at least 183,543,150 in the trust fund established by Purchaser for the benefit of its public stockholders (the “Trust Fund”) in a trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (the “Trustee”) at J.P. Morgan Chase Bank, N.A., and such monies are invested in “government securities” (as such term is defined in the Investment Company Act of 1940) and held in trust by the Trustee pursuant to the Investment Management Trust Agreement dated as of June 8, 2021, between Purchaser and the Trustee (the “Trust Agreement”). The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms, except as may be limited by the Enforceability Exceptions, and has not been amended or modified. There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Purchaser SEC Documents to be inaccurate in any material respect or that would entitle any Person (other than stockholders of Purchaser holding shares of Purchaser Common Stock sold in Purchaser’s IPO who shall have elected to redeem their shares of Purchaser Common Stock pursuant to Purchaser’s amended and restated certificate of incorporation) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement and Purchaser’s amended and restated certificate of incorporation. Purchaser has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and, to the knowledge of Purchaser, no event has occurred which, with due notice or lapse of time or both, would reasonably be expected to constitute such a material default thereunder. There are no claims or proceedings pending with respect to the Trust Account.
5.10   Listing.   The Purchaser Common Stock, Purchaser Units and Purchaser Warrants are listed on Nasdaq, with trading tickers “GACQ,” “GACQU” and “GACQW.”
5.11   Board Approval.   Purchaser’s Board of Directors (including any required committee or subgroup of such board) has unanimously (i) declared the advisability of the transactions contemplated by this Agreement, (ii) determined that the transactions contemplated hereby are in the best interests of the stockholders of Purchaser and (iii) determined that the transactions contemplated hereby constitutes a “Business Combination” as such term is defined in Purchaser’s amended and restated certificate of incorporation and (iv) recommended to Purchaser’s stockholders to adopt and approve each of the Purchaser Proposals.
5.12   Purchaser SEC Documents and Financial Statements.
(a)   Except as set forth on Schedule 5.12, Purchaser has filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Purchaser with the SEC since Purchaser’s formation under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, and will use commercially reasonable efforts to file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement (the “Additional Purchaser SEC Documents”). Purchaser has made available to the Company copies in the form filed with the SEC of all of the following, except to the extent available in full without redaction on the SEC’s website through EDGAR for at least two (2) Business Days prior to the date of this Agreement: (i) Purchaser’s Annual Reports on Form 10-K for each fiscal year of Purchaser beginning with the first year that Purchaser was required to file such a form, (ii) all proxy statements relating to Purchaser’s meetings of stockholders (whether annual or special) held, and all information statements relating to stockholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iii) its Form 8-Ks filed since the beginning of the first fiscal year referred to in clause (i) above, and (iv) all other forms, reports, registration statements and other documents (other than preliminary materials if the corresponding definitive materials have been provided to the Company pursuant to this Section 5.12) filed by Purchaser with the SEC since Purchaser’s formation (the forms, reports, registration statements and other documents referred to in clauses (i) through (iv) above, whether or not available through EDGAR, collectively, the “Purchaser SEC Documents”).
(b)   Purchaser SEC Documents were, and the Additional Purchaser SEC Documents will be, prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. Purchaser SEC Documents did not, and the Additional Purchaser SEC Documents will not, at the time they were or are filed, as the case may be, with the SEC (except to the extent that information contained in any Purchaser SEC Document or Additional Purchaser SEC Document has been or is revised or superseded by a later filed Purchaser SEC Document or Additional Purchaser SEC Document, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing does not apply to statements in or omissions in any information supplied or to be supplied by the Company Group expressly for inclusion or incorporation by reference in the SEC Statement or Other Filing.
(c)   As used in this Section 5.12, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.
5.13   Certain Business Practices.   Neither Purchaser nor any Representative of Purchaser has (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) made any unlawful payment to foreign or domestic government officials, employees or political parties or campaigns, (c) violated any provision of the Foreign Corrupt Practices Act or (d) made any other unlawful payment. Neither Purchaser nor any director, officer, agent or employee of Purchaser (nor any Person acting on behalf of any of the foregoing, but solely in his or her capacity as a director, officer, employee or agent of Purchaser) has, since the IPO, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder Purchaser or assist Purchaser in connection with any actual or proposed transaction, which, if not given or continued in the future, would reasonably be expected to (i) adversely affect the business of Purchaser and (ii) subject Purchaser to suit or penalty in any private or governmental Action.
5.14   Anti-Money Laundering Laws.   The operations of Purchaser are and have at all times been conducted in compliance with the Money Laundering Laws, and no Action involving Purchaser with respect to the Money Laundering Laws is pending or, to the knowledge of Purchaser, threatened.
5.15   Affiliate Transactions.   Except as described in Purchaser SEC Documents, there are no transactions, agreements, arrangements or understandings between Purchaser or any of its subsidiaries, on the one hand, and any director, officer, employee, stockholder, warrant holder or Affiliate of Purchaser or any of its subsidiaries, on the other hand.
5.16   Litigation.   There is no (a) Action pending or, to the Knowledge of Purchaser, threatened against Purchaser or any of its subsidiaries or that affects its or their assets or properties, or (b) Order outstanding against Purchaser or any of its subsidiaries or that affects its or their assets or properties. Neither Purchaser nor any of its subsidiaries is party to a settlement or similar agreement regarding any of the matters set forth in the preceding sentence that contains any ongoing obligations, restrictions or liabilities (of any nature) that are material to Purchaser and its subsidiaries.
5.17   Expenses, Indebtedness and Other Liabilities.   Except as set forth in Purchaser SEC Documents, Purchaser does not have any Indebtedness or other liabilities.
5.18   Tax Matters.
(a)   (i) Purchaser has duly and timely filed all income and all other material Tax Returns which are required to be filed by or with respect to it, and has paid all Taxes which have become due; (ii) all such Tax Returns are true, correct and complete and accurate in all material respects; (iii) there is no Action, pending or proposed in writing, with respect to Taxes of Purchaser; (iv) no statute of limitations in respect of the assessment or collection of any Taxes of Purchaser for which a Lien may be imposed on any of Purchaser’s assets has been waived or extended, which waiver or extension is in effect; (v) Purchaser has complied in all material respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all material Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by Purchaser; (vi) there is no outstanding request for a ruling from any Taxing Authority, request for consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority or agreement with any Taxing Authority with respect to Purchaser; (vii) there is no Lien (other than Permitted Liens) for Taxes upon any of the assets of Purchaser; (viii) no claim has ever been made by a Taxing Authority in a jurisdiction where Purchaser has not paid any Tax or filed Tax Returns, asserting that Purchaser is or may be subject to Tax in such jurisdiction, Purchaser is not nor has it ever been subject to Tax in any country other than the respective countries of incorporation or formation of Purchaser members by virtue of having a permanent establishment or other place of business in that country, and the members of Purchaser are and have always been tax residents solely in their respective countries of incorporation or formation; (ix) Purchaser has made available to Company true, complete and correct copies of all Tax Returns relating to, and all audit reports and correspondence relating to each proposed adjustment, if any, made by any Taxing Authority with respect to, any taxable period since its formation; (x) there is no outstanding power of attorney from Purchaser authorizing anyone to act on behalf of Purchaser in connection with any Tax, Tax Return or Action relating to any Tax or Tax Return of Purchaser; (xi) Purchaser is not, and has ever been, a party to any Tax sharing, Tax indemnity or Tax allocation Contract (other than a contract entered into in the ordinary course of business consistent with past practices, the primary purpose of which is not related to Taxes); (xii) Purchaser has not been a member of an “affiliated group” within the meaning of Section 1504(a) of the Code filing a consolidated federal income Tax Return (other than a group the common Purchaser of which was the Purchaser); (xiii) Purchaser has no liability for the Taxes of any other Person: (1) under Treasury Regulation Section 1.1502-6 (or any similar provision of applicable Law), (2) as a transferee or successor or by contract or (3) otherwise by operation of applicable Law; (xiv) Purchaser has not requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed; (xv) the Purchaser is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code; and (xvi) the Purchaser has not been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation
Section 1.6011-4(b)(2).
(b)   The Purchaser will not be required to include any item of income or exclude any item of deduction for any taxable period ending after the Closing Date as a result of: (i) the use of, or change in, a method of accounting with respect to any transaction that occurred on or before the Closing Date (ii) any closing agreement described in Section 7121 of the Code (or similar provision of state, local or foreign Law); (iii) any installment sale or open sale transaction disposition made in a pre-Closing Tax period; (iv) any prepaid amount received in a pre-Closing Tax period; or (v) any intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax law).
(c)   The unpaid Taxes of Purchaser (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on Purchaser’s interim financial statements for the most recently completed quarterly period and (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Purchaser in filing its Tax Return.
(d)   The Purchaser has been in compliance in all respects with all applicable transfer pricing laws and legal requirements.
ARTICLE VI
COVENANTS OF THE PARTIES PENDING CLOSING
6.1   Conduct of the Business.   Each of the Company and Purchaser covenants and agrees that:
(a)   Except as expressly contemplated by this Agreement or the Additional Agreements or as set forth on Schedule 6.1(a), from the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms (the “Interim Period”), each party shall (I) conduct its business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices, (II) duly and timely file all material Tax Returns required to be filed (or obtain a permitted extension with respect thereto) with the applicable Taxing Authorities and pay any and all Taxes due and payable during such time period, (III) duly observe and comply with all applicable Laws and Orders, and (IV) use its commercially reasonable efforts to preserve intact its business relationships with employees, clients, suppliers, contract manufacturing organizations, contract research organizations and other third parties. Without limiting the generality of the foregoing, and except as expressly contemplated by this Agreement or the Additional Agreements, or as required by applicable Laws, from the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, without the other party’s prior written consent (which shall not be unreasonably conditioned, withheld or delayed), neither the Company nor Purchaser shall, or permit its Subsidiaries to:
(i)   amend, modify or supplement its certificate of incorporation or bylaws or other organizational or governing documents except as contemplated hereby, or engage in any reorganization, reclassification, liquidation, dissolution or similar transaction;
(ii)   amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way or relinquish any material right under, any (A) in the case of the Company, any Material Contract or (B) in the case of Purchaser, material contract, agreement, lease, license or other right or asset of Purchaser, as applicable;

(iii)   other than in the ordinary course of business consistent with past practice, modify, amend or enter into any contract, agreement, lease, license or commitment, including for capital expenditures, that extends for a term of one year or more or obligates the payment by the Company or Purchaser, as applicable, of more than $1,000,000 (individually or in the aggregate);
(iv)   sell, lease, license or otherwise dispose of any of the Company Group’s or Purchaser’s, as applicable, material assets, except pursuant to existing contracts or commitments disclosed herein or in the ordinary course of business consistent with past practices;
(v)   solely in the case of the Company, sell, lease, license or otherwise dispose of any Company Owned IP;
(vi)   solely in the case of the Company, permit any material Registered Owned IP to go abandoned or expire for failure to make an annuity or maintenance fee payment, or file any necessary paper or action to maintain such rights;
(vii)   (A) pay, declare or promise to pay any dividends, distributions or other amounts with respect to its capital stock or other equity securities; (B) pay, declare or promise to pay any other amount to any stockholder or other equityholder in its capacity as such; and (C) except as contemplated hereby or by any Additional Agreement, amend any term, right or obligation with respect to any outstanding shares of its capital stock or other equity securities;
(viii)   (A) make any loan, advance or capital contribution to any Person; (B) incur any Indebtedness including drawings under the lines of credit, if any, other than (1) loans evidenced by promissory notes made to Purchaser as working capital advances as described in the Prospectus and (2) intercompany Indebtedness; or (C) repay or satisfy any Indebtedness, other than the repayment of Indebtedness in accordance with the terms thereof;
(ix)   suffer or incur any Lien, except for Permitted Liens on the Company Group’s or Purchaser’s, as applicable, assets;
(x)   delay, accelerate or cancel, or waive any material right with respect to, any receivables or Indebtedness owed to the Company Group or Purchaser, as applicable, or write off or make reserves against the same (other than, in the case of the Company, in the ordinary course of business consistent with past practices);
(xi)   except as set forth on Schedule 6.1(a)(xi), merge or consolidate or enter a similar transaction with, or acquire all or substantially all of the assets or business of, any other Person; make any material investment in any Person; or be acquired by any other Person;
(xii)   terminate or allow to lapse any insurance policy protecting any of the Company Group’s or Purchaser’s, as applicable, assets, unless simultaneously with such termination or lapse, a replacement policy underwritten by an insurance company of nationally recognized standing having comparable deductions and providing coverage equal to or greater than the coverage under the terminated or lapsed policy for substantially similar premiums or less is in full force and effect;
(xiii)   adopt any severance, retention or other employee plan or fail to continue to make timely contributions to each Plan in accordance with the terms thereof;
(xiv)   institute, settle or agree to settle any Action before any Authority, in each case in excess of $100,000 (exclusive of any amounts covered by insurance) or that imposes injunctive or other non-monetary relief on such party;
(xv)   except as required by U.S. GAAP, make any material change in its accounting principles, methods or practices or write down the value of its assets;
(xvi)   change its principal place of business or jurisdiction of organization;
(xvii)   issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities, other than any redemption by Purchaser of shares of Purchaser Common Stock and Purchaser Units held by its public stockholders, in connection with the Subscription Agreements or as otherwise contemplated herein or in any Additional Agreement;
(xviii)   (A) make, change or revoke any Tax election; (B) change any method of accounting; (C) settle or compromise any material claim, notice, audit report or assessment in respect of Taxes of the Company Group; (D) enter into any Tax allocation, Tax sharing, Tax indemnity or other closing agreement relating to any Taxes of the Company Group; or (E) surrender or forfeit any right to claim a Tax refund;
(xix)   enter into any transaction with or distribute or advance any material assets or property to any of its Affiliates, other than the payment of salary and benefits in the ordinary course;
(xx)   solely in the case of the Company, other than as required by a Plan, (A) increase or change the compensation or benefits of any employee or service provider of the Company Group, (B) accelerate the vesting or payment of any compensation or benefits of any employee or service provider of the Company Group, (C) enter into, amend or terminate any Plan (or any plan, program, agreement or arrangement that would be a Plan if in effect on the date hereof) or grant, amend or terminate any awards thereunder, (D) fund any payments or benefits that are payable or to be provided under any Plan, (E) make any loan to any present or former employee or other individual service provider of the Company Group, other than advancement of expenses in the ordinary course of business consistent with past practices, or (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union or labor organization;
(xxi)   fail to duly observe and conform to any applicable Laws and Orders; or
(xxii)   agree or commit to do any of the foregoing.
(b)   Neither party shall (i) take or agree to take any action that would be reasonably likely to cause any representation or warranty of such party to be inaccurate or misleading in any respect at, or as of any time prior to, the Closing Date or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being inaccurate or misleading in any respect at any such time.
(c)   Notwithstanding the foregoing, the Company and Purchaser and their respective Subsidiaries shall be permitted to take any and all actions required to comply in all material respects with the quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, directive, guidelines or recommendations by any Authority (including the Centers for Disease Control and Prevention and the World Health Organization) in each case in connection with, related to or in response to COVID-19, including the CARES Act or any changes thereto.
6.2   Exclusivity.
(a)   During the Interim Period, neither Seller or the Company, on the one hand, nor Purchaser, on the other hand, shall, and such Persons shall cause each of their respective Representatives not to, without the prior written consent of the other party (which consent may be withheld in the sole and absolute discretion of the party asked to provide consent), directly or indirectly, (i) encourage, solicit, initiate, engage or participate in negotiations with any Person concerning any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction or (iii) approve, recommend or enter into any Alternative Transaction or any contract or agreement related to any Alternative Transaction. Immediately following the execution of this Agreement, each of Seller and the Company, on the one hand, and Purchaser, on the other hand, shall, and shall cause each of their Representatives, to terminate any existing discussion or negotiations with any Persons other than Seller, the Company or Purchaser, as applicable, concerning any Alternative Transaction. Each of Seller, the Company and Purchaser shall be responsible for any acts or omissions of any of its respective Representatives that, if they were the acts or omissions of Seller, the Company or Purchaser, as applicable, would be deemed a breach of such party’s obligations hereunder (it being understood that such responsibility shall be in addition to and not by way of limitation of any right or remedy Seller, the Company or Purchaser, as applicable, may have against such Representatives with respect to any such acts or omissions). For purposes of this Agreement, the term “Alternative Transaction” means any of the following transactions involving Seller, the Company or Purchaser or their respective Subsidiaries (other than the transactions contemplated by this Agreement or the Additional Agreements or the Luminex Transaction): (A) any merger, consolidation, share exchange, business combination or other similar transaction, or (B) any sale, lease, exchange, transfer or other disposition of all or a material portion of the assets of any Person, the Company or its Subsidiaries or any capital stock or other equity interests of any Person, the Company or its Subsidiaries in a single transaction or series of transactions (other than, with respect to Purchaser, the PIPE Financing).
(b)   In the event that there is an unsolicited proposal for, or an indication of interest in entering into, an Alternative Transaction, communicated in writing to Seller, the Company or Purchaser or any of their respective Representatives (each, an “Alternative Proposal”), such party shall as promptly as practicable (and in any event within one (1) Business Day after receipt thereof) advise the other parties to this Agreement, orally and in writing, of such Alternative Proposal and the material terms and conditions thereof (including any changes thereto) and the identity of the Person making any such Alternative Proposal. Seller, the Company and Purchaser shall keep each other informed on a reasonably current basis of material developments with respect to any such Alternative Proposal. As used herein with respect to Purchaser, the term “Alternative Proposal” shall not include the receipt by Purchaser of any unsolicited communications (including the receipt of draft non-disclosure agreements) in the ordinary course of business inquiring as to Purchaser’s interest in a potential target for a business combination; provided, however, that Purchaser shall inform the person initiating such communication of the existence of this Agreement.
6.3   Access to Information.   During the Interim Period, the Company and Purchaser shall each, use its commercially reasonable efforts to, (a) continue to give the other party, its legal counsel and its other Representatives full access to the offices, properties and Books and Records, (b) furnish to the other party, its legal counsel and its other Representatives such information relating to the business of the Company Group and Purchaser as such Persons may request and (c) cause its employees, legal counsel, accountants and other Representatives to cooperate with the other party in its investigation of the Business (in the case of the Company) or the business of Purchaser (in the case of Purchaser); provided, that no investigation pursuant to this Section 6.3 (or any investigation made prior to the date hereof) shall affect any representation or warranty given by the Company or Purchaser; and provided, further, that any investigation pursuant to this Section 6.3 shall be conducted in such manner as not to interfere unreasonably with the conduct of the Business of the Company Group.
6.4   Notices of Certain Events.   During the Interim Period, each of Purchaser, Seller and the Company shall promptly notify the other parties of:
(a)   any notice from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action or other rights by or on behalf of such Person or result in the loss of any rights or privileges of Seller or the Company (or Purchaser, post-Closing) to any such Person or create any Lien on any of the Company Group’s or Purchaser’s assets;
(b)   any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;
(c)   any Actions commenced or threatened against, relating to or involving or otherwise affecting Purchaser, Seller, the Company or any of their stockholders or their equity, assets or business or that relate to the consummation of the transactions contemplated by this Agreement or the Additional Agreements;
(d)   the occurrence of any fact or circumstance which constitutes or results, or would reasonably be expected to constitute or result in a Material Adverse Effect; and
(e)   any inaccuracy of any representation or warranty of such party contained in this Agreement at any time during the term hereof, or any failure of such party to comply with or satisfy any covenant,

condition or agreement to be complied with or satisfied by it hereunder, that would reasonably be expected to cause any of the conditions set forth in Article IX not to be satisfied.
6.5   Cooperation with Proxy Statement; Other Filings.
(a)   The Company shall promptly provide to Purchaser such information concerning the Company and Seller as is either required by the federal securities Laws or reasonably requested by Purchaser for inclusion in the Offer Documents. Promptly after the receipt by Purchaser from the Company of all such information, Purchaser shall prepare and file with the SEC, and with all other applicable regulatory bodies, proxy materials (the “Proxy Statement”) for the purpose of soliciting proxies from holders of Purchaser Common Stock sufficient to obtain Purchaser Stockholder Approval at a meeting of holders of Purchaser Common Stock to be called and held for such purpose (the “Purchaser Stockholder Meeting”). Purchaser shall promptly respond to any SEC comments on the Proxy Statement. The Proxy Statement and the documents included or referred to therein, together with any supplements, amendments or exhibits thereto, are referred to herein as the “Offer Documents”.
(b)   Purchaser (i) shall permit the Company and its counsel to review and comment on the Proxy Statement and any exhibits, amendments or supplements thereto (or other related documents); (ii) shall consider any such comments reasonably and in good faith; and (iii) shall not file the Proxy Statement or any exhibit, amendment or supplement thereto without giving reasonable and good faith consideration to the comments of the Company. As promptly as practicable after receipt thereof, Purchaser shall provide to the Company and its counsel notice and a copy of all correspondence (or, to the extent such correspondence is oral, a summary thereof), including any comments from the SEC or its staff, between Purchaser or any of its Representatives, on the one hand, and the SEC or its staff or other government officials, on the other hand, with respect to the Offer Documents, and, in each case, shall consult with the Company and its counsel concerning any such correspondence. Purchaser shall not file any response letters to any comments from the SEC consulting reasonably and in good faith with the Company. Purchaser will use its reasonable efforts to permit the Company’s counsel to participate in any calls, meetings or other communications with the SEC or its staff. Purchaser will advise the Company, promptly after it receives notice thereof, of the time when the Proxy Statement or any amendment or supplement thereto has been filed with the SEC and the time when all SEC comments to the Proxy Statement have been cleared.
(c)   As soon as practicable after the Proxy Statement is “cleared” by the SEC, Purchaser shall distribute the Proxy Statement to the holders of Purchaser Common Stock and, pursuant thereto, shall call the Purchaser Stockholder Meeting in accordance with its organizational documents and the laws of the State of Delaware and, subject to the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby and the other matters presented to Purchaser’s stockholders for approval or adoption at the Purchaser Stockholder Meeting.
(d)   Purchaser and the Company shall comply with all applicable provisions of and rules under the Securities Act and Exchange Act and all applicable Laws of the State of Delaware and Nasdaq, in the preparation, filing and distribution of the Proxy Statement (or any amendment or supplement thereto), as applicable, the solicitation of proxies under the Proxy Statement and the calling and holding of the Purchaser Stockholder Meeting. Without limiting the foregoing, Purchaser shall ensure that the Proxy Statement, as of the date on which it is first distributed to holders of Purchaser Common Stock, and as of the date of the Purchaser Stockholder Meeting, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided, that Purchaser shall not be responsible for the accuracy or completeness of any information relating to the Company (or any other information) that is furnished by the Company expressly for inclusion in the Proxy Statement). The Company represents and warrants that the information relating to the Company supplied by the Company for inclusion in the Proxy Statement will not as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed to holders of Purchaser Common Stock or at the time of the Purchaser Stockholder Meeting does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in light of the circumstances under which they were made, not misleading. If at any time prior to the Closing Date, a change in the information relating to Purchaser, Seller or the Company or any other information furnished by Purchaser, Seller or the Company for inclusion in the Proxy Statement, which would make the preceding sentence incorrect, should be discovered by Purchaser, Seller or the Company, as applicable, such party shall promptly notify the other parties of such change or discovery and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Laws, disseminated to Purchaser’s stockholders. In connection therewith, Purchaser, Seller and the Company shall instruct their respective employees, counsel, financial advisors, auditors and other authorized representatives to reasonably cooperate with Purchaser as relevant if required to achieve the foregoing.
(e)   In accordance with Purchaser’s amended and restated certificate of incorporation and applicable securities laws, rules and regulations, including the DGCL and rules and regulations of Nasdaq, in the Proxy Statement, Purchaser shall seek from the holders of Purchaser Common Stock the approval the following proposals: (i) the Purchaser Stockholder Approval; (ii) adoption and approval of the amended and restated certificate of incorporation of Purchaser, in form and substance reasonably acceptable to Purchaser (the “Amended Purchaser Charter”); (iii) adoption and approval of the amended and restated bylaws of Purchaser, in form and substance reasonably acceptable to Purchaser; (iv) approval of the members of the Board of Directors of Purchaser immediately after the Closing; (v) approval of the issuance of more than 20% of the issued and outstanding shares of Purchaser Common Stock to Seller in connection with the Acquisition under applicable exchange listing rules; (vi) approval to adjourn the Purchaser Stockholder Meeting, if necessary; (vii) all required approvals under Nasdaq rules of the issuance of the shares of Purchaser Common Stock in connection with the Subscription Agreements; and (viii) approval to obtain any and all other approvals necessary or advisable to effect the consummation of the Acquisition as reasonably determined by the Company and Purchaser (the proposals set forth in the forgoing clauses (i) through (viii) collectively, the “Purchaser Proposals”).
(f)   Purchaser, with the assistance of the Company, shall use its reasonable best efforts to cause the Proxy Statement to “clear” comments from the SEC. As soon as practicable after the Proxy Statement is “cleared” by the SEC, Purchaser shall cause the Proxy Statement, together will all other Offer Documents, to be disseminated to holders of Purchaser Common Stock. The Offer Documents shall provide the public stockholders of Purchaser with the opportunity to redeem all or a portion of their public shares of Purchaser Common Stock, up to that number of shares of Purchaser Common Stock that would permit Purchaser to maintain consolidated net tangible assets of at least $5,000,001 either immediately prior to or upon the consummation of the Acquisition, at a price per share equal to the pro rata share of the funds in the Trust Account, all in accordance with and as required by Purchaser’s amended and restated certificate of incorporation, the Trust Agreement, applicable Laws and any applicable rules and regulations of the SEC. In accordance with Purchaser’s amended and restated certificate of incorporation, the proceeds held in the Trust Account will first be used for the redemption of the shares of Purchaser Common Stock held by Purchaser’s public stockholders who have elected to redeem such shares.
(g)   The Company acknowledges that a substantial portion of the Proxy Statement shall include disclosure regarding the Company and its management, operations and financial condition. Accordingly, the Company agrees to as promptly as reasonably practical provide Purchaser with such information as shall be requested by Purchaser for inclusion in or attachment to the Proxy Statement, and that such information is accurate in all material respects and complies as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company understands that such information shall be included in the Proxy Statement or responses to comments from the SEC or its staff in connection therewith. In connection with the preparation and filing of the Proxy Statement and any amendments thereto, the Company Group shall reasonably cooperate with the Purchaser and shall make their directors, officers and appropriate senior employees reasonably available to Purchaser and its counsel in connection with the drafting of such filings and mailings and responding in a timely manner to comments from the SEC.
(h)   Notwithstanding anything else to the contrary in this Agreement or any Additional Agreements, Purchaser may make any public filing with respect to the Acquisition to the extent required by applicable Laws, provided that prior to making any filing that includes information regarding the Company Group, Purchaser shall provide a copy of the filing to the Company and permit the Company to make revisions to protect confidential or proprietary information of the Company Group.
6.6   Trust Account.   Purchaser covenants that it shall cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement, including for the payment of (a) all amounts payable to public holders of shares of Purchaser Common Stock, (b) deferred underwriting commissions and the expenses of Purchaser and the Company Group to the third parties to which they are owed, and (c) the remaining monies in the Trust Account to Purchaser or the Company after the Closing.
6.7   Cooperation with Regulatory Approvals.   Promptly after the date hereof, to the extent required by applicable Laws, Purchaser and the Company shall each prepare and file the notification required of it under the HSR Act and any other applicable Antitrust Laws in connection with the transactions contemplated by this Agreement and shall promptly and in good faith respond to all information requested of it by the U.S. Federal Trade Commission, U.S. Department of Justice, or any other Authority in connection with such notification and otherwise cooperate in good faith with each other and such Authorities. Each party will promptly furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any filing or submission that is necessary under the HSR Act and any other applicable Antitrust Laws and will use commercially reasonable efforts to cause the expiration or termination of the applicable waiting periods as soon as practicable, including, if appropriate, by requesting early termination of the HSR waiting period. Neither Purchaser nor the Company shall, and each shall use its commercially reasonable efforts to cause their respective Affiliates not to, directly or indirectly take any action, including, directly or indirectly, acquiring or investing in any Person or acquiring, leasing or licensing any assets, or agreement to do any of the foregoing, if doing so would reasonably be expected to impose any material delay in the obtaining of, or significantly increase the risk of not obtaining, any required approval under the HSR Act and any other applicable Antitrust Laws. Without limiting the foregoing, Purchaser and the Company shall: (i) promptly inform the other of any communication to or from the U.S. Federal Trade Commission, the U.S. Department of Justice or any other Authority with respect to Antitrust Laws regarding the transactions contemplated by this Agreement; (ii) permit each other to review reasonably in advance any proposed substantive written communication to any such Authority and incorporate reasonable comments thereto; (iii) give the other prompt written notice of the commencement of any Action with respect to such transactions under Antitrust Laws; (iv) not agree to participate in any substantive meeting or discussion with any such Authority in respect of any filing, investigation or inquiry concerning this Agreement or the transactions contemplated by this Agreement with respect to Antitrust Laws unless, to the extent reasonably practicable, it consults with the other party in advance and, to the extent permitted by such Authority, gives the other party the opportunity to attend; (v) keep the other reasonably informed as to the status of any such Action; and (vi) promptly furnish each other with copies of all correspondence, filings (except for filings made under the HSR Act and any other applicable Antitrust Laws) and written communications (and memoranda setting forth the substance of all substantive oral communications) between such party and their Subsidiaries and their respective Representatives and advisors, on one hand, and any such Authority, on the other hand, in each case, with respect to this Agreement and the transactions contemplated by this Agreement with respect to Antitrust Laws; provided that materials required to be supplied pursuant to this section may be redacted (1) to remove references concerning the valuation of the Company, (2) as necessary to comply with contractual arrangements, (3) as necessary to comply with applicable Laws, and (4) as necessary to address reasonable privilege or confidentiality concerns; provided further, that a party may reasonably designate any competitively sensitive material provided to another party under this Section 6.7 as “Outside Counsel Only”.
ARTICLE VII
COVENANTS OF THE COMPANY
7.1   Reporting; Compliance with Laws; No Insider Trading.   During the Interim Period,
(a)   The Company shall, on behalf of the Company Group, duly and timely file all Tax Returns required to be filed with the applicable Taxing Authorities and pay any and all Taxes due and payable during such time period.

(b)   The Company shall duly observe and conform in all material respects to all applicable Laws, including the Exchange Act, and Orders.
(c)   Each of Seller and the Company shall not, and it shall direct its respective Representatives to not, directly or indirectly, (i) purchase or sell (including entering into any hedge transaction with respect to) any Purchaser Common Stock, Purchaser Unit, or Purchaser Warrant, except in compliance with all applicable securities Laws, including Regulation M under the Exchange Act; (ii) use or disclose or permit any other Person to use or disclose any information that Purchaser or its Affiliates has made or makes available to the Company and its Representatives in violation of the Exchange Act, the Securities Act or any other applicable securities Law; or (iii) disclose to any third party any non-public information about the Company, Purchaser, the Acquisition or the other transactions contemplated hereby or by any Additional Agreement.
7.2   Commercially Reasonable Efforts to Obtain Consents.   The Company shall use its commercially reasonable efforts to obtain each Company Consent set forth on Schedule 4.8.
7.3   Engagement of Accounting Firm.   Purchaser shall have the right to engage the Accounting Firm to review and approve the Purchase Price, including each component thereof, as set forth in Section 2.2(b), and to perform financial due diligence on the Company Group. Seller and the Company shall reasonably cooperate, as necessary and appropriate, with the Accounting Firm in connection with the performance by the Accounting Firm of such services.
7.4   Additional Financial Information.   As soon as practicable after the date of this Agreement, but no later than twenty-one (21) days following the date of this Agreement, the Company shall provide Purchaser with the Company’s audited financial statements for the twelve month periods ended March 31, 2021 and 2020 consisting of the audited consolidated balance sheets as of such dates, the audited consolidated income statements for the twelve month period ended on such date, and the audited consolidated cash flow statements for the twelve month period ended on such date (the “PCAOB Audits”). Subsequent to the delivery of the PCAOB Audits, the Company’s consolidated interim financial information for each quarterly period thereafter shall be delivered to Purchaser no later than forty (40) days following the end of each quarterly period (the “Required Financial Statements”). All of the financial statements to be delivered pursuant to this Section 7.4, shall be prepared under U.S. GAAP in accordance with requirements of the PCAOB for public companies. The Company will promptly provide with additional Company financial information (including information required to prepare a Management Discussion and Analysis) reasonably requested by Purchaser for inclusion in the Proxy Statement and any other filings to be made by Purchaser with the SEC.
7.5   Lock-Up Agreements.   Prior to the Closing, Seller shall enter into a lock-up agreement (the “Lock-Up Agreement”), in form and substance reasonably acceptable to Purchaser and Seller, to be effective as of the Closing, pursuant to which the Acquisition Consideration Shares shall be subject to a lock-up in accordance with the terms and conditions more fully set forth in the Lock-Up Agreement.
7.6   280G Approval.   To the extent that any “disqualified individual” (within the meaning of Section 280G(c) of the Code and the regulations thereunder) has the right to receive any payments or benefits that could be deemed to constitute “parachute payments” (within the meaning of Section 280G(b)(2)(A) of the Code and the regulations thereunder), the Company will: (a) no later than ten (10) days prior to the Closing Date, use commercially reasonable efforts to solicit and obtain from each such “disqualified individual” a waiver of such disqualified individual’s rights to some or all of such payments or benefits (the “Waived 280G Benefits”) so that any remaining payments and/or benefits shall not be deemed to be “excess parachute payments” (within the meaning of Section 280G of the Code and the regulations thereunder); and (b) no later than three (3) days prior to the Closing Date, with respect to each individual who agrees to the waiver described in clause (a) above, submit to a vote of holders of the equity interests of the Company entitled to vote on such matters, in the manner required under Section 280G(b)(5) of the Code and the regulations promulgated thereunder, along with adequate disclosure intended to satisfy such requirements (including Q&A 7 of Section 1.280G-1 of such regulations), the right of any such “disqualified individual” to receive the Waived 280G Benefits. Prior to, and in no event later than four (4) days prior to soliciting such waivers and approval, the Company shall provide drafts of such waivers and approval materials to Purchaser for its reasonable review and comment, and the Company shall consider in good faith any changes reasonably requested by Purchaser. No later than seven (7) days prior to soliciting the waivers, the Company shall provide Purchaser with the calculations and related documentation to determine whether and to what extent the vote described in this Section 7.6 is necessary in order to avoid the imposition of Taxes under Section 4999 of the Code. Prior to the Closing Date, the Company shall deliver to Purchaser evidence that a vote of the stockholders of the Company was solicited in accordance with the foregoing and whether the requisite number of votes of the stockholders of the Company was obtained with respect to the Waived 280G Benefits or that the vote did not pass and the Waived 280G Benefits will not be paid or retained.
7.7   Company Amended Charter.   Prior to the Closing Date, subject to the approval of its shareholders, the Company shall amend and restate the Company Corporate Documents so that the Company Corporate Documents will be in substantially the form and substance reasonably acceptable to Purchaser.
7.8   Primacy Conversion.   Promptly following the date of this Agreement, but in no event later five (5) Business Days following the date hereof, the Company shall have commenced the conversion of Primacy from a public limited company to a private limited company under the laws of India and shall complete such conversion prior to the Closing Date.
ARTICLE VIII
COVENANTS OF ALL PARTIES HERETO
8.1   Commercially Reasonable Efforts; Further Assurances; Governmental Consents.
(a)   Subject to the terms and conditions of this Agreement, each party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, or as reasonably requested by the other parties, to consummate and implement expeditiously each of the transactions contemplated by this Agreement, including using its reasonable best efforts to (i) obtain all necessary actions, nonactions, waivers, consents, approvals and other authorizations from all applicable Authorities prior to the Closing Date; (ii) avoid an Action by any Authority; and (iii) execute and deliver any additional instruments necessary to consummate the transactions contemplated by this Agreement. The parties shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement.
(b)   Subject to applicable Laws, each of the Company and Purchaser agrees to (i) reasonably cooperate and consult with the other regarding obtaining and making all notifications and filings with Authorities, (ii) furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any notifications or filings, (iii) keep the other reasonably apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including promptly furnishing the other with copies of notices and other communications received by such party from, or given by such party to, any third party or any Authority with respect to such transactions, (iv) permit the other party to review and incorporate the other party’s reasonable comments in any communication to be given by it to any Authority with respect to any filings required to be made with, or action or nonactions, waivers, expirations or terminations of waiting periods, clearances, consents or orders required to be obtained from, such Authority in connection with execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and (v) to the extent reasonably practicable, consult with the other in advance of and not participate in any meeting or discussion relating to the transactions contemplated by this Agreement, either in person or by telephone, with any Authority in connection with the proposed transactions unless it gives the other party the opportunity to attend and observe; provided, however, that, in each of clauses (iii) and (iv) above, that materials may be redacted (A) to remove references concerning the valuation of such party and its Affiliates, (B) as necessary to comply with contractual arrangements or applicable Laws, and (C) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns.
(c)   During the Interim Period, Purchaser, on the one hand, and the Company, on the other hand, shall each notify the other in writing promptly after learning of any stockholder demands or other stockholder Action (including derivative claims) relating to this Agreement, any of the Additional Agreements or any matters relating thereto commenced against Purchaser or any of its Representatives in their capacity as a representative of Purchaser or against any member of the Company Group (collectively, the “Transaction Litigation”). Purchaser shall control the negotiation, defense and settlement of any such Transaction Litigation brought against Purchaser or members of the boards of directors of the Purchaser, and the Company shall control the negotiation, defense and settlement of any such Transaction Litigation brought against any member of the Company Group or the members of their boards of directors; provided, however, that in no event shall the Company or the Purchaser settle, compromise or come to any arrangement with respect to any Transaction Litigation, or agree to do the same, without the prior written consent of the other party (not to be unreasonably withheld, conditioned or delayed; provided, that it shall be deemed to be reasonable for Purchaser (if the Company is controlling the Transaction Litigation) or the Company (if the Purchaser is controlling the Transaction Litigation) to withhold, condition or delay its consent if any such settlement or compromise (A) does not provide for a legally binding, full, unconditional and irrevocable release of Purchaser (if the Company is controlling the Transaction Litigation) or the Company and its Subsidiaries and related parties (if the Purchaser is controlling the Transaction Litigation) and its respective Representative that is the subject of such Transaction Litigation, (B) provides for any non-monetary, injunctive, equitable or similar relief against Purchaser (if the Company is controlling the Transaction Litigation) or the Company and its Subsidiaries and related parties (if the Purchaser is controlling the Transaction Litigation) or (C) contains an admission of wrongdoing or Liability by Purchaser (if the Company is controlling the Transaction Litigation) or the Company and its Subsidiaries and related parties (if the Purchaser is controlling the Transaction Litigation) and its respective Representative that is the subject of such Transaction Litigation. Purchaser and the Company shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation, (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation and (iv) reasonably cooperate with each other.
8.2   Compliance with SPAC Agreements.   Without the prior written consent of the Company, during the Interim Period, Purchaser shall (a) comply with the Trust Agreement, the Underwriting Agreement, dated as of June 8, 2021, by and between Purchaser and EF Hutton (formerly Kingswood Capital Markets), division of Benchmark Investments, LLC, and (b) enforce the terms of the letter agreement, dated as of June 8, 2021, by and among Purchaser, the Sponsor and each of the officers and directors of Purchaser named therein.
8.3   Confidentiality.   Except as necessary to complete the SEC Statement, the other Offer Documents or any Other Filings, from and after the date hereof until the Closing Date, each party hereto agrees to, and will cause its respective Affiliates to, hold in strict confidence, and will not use to the detriment of any other party or any of its Affiliates, all confidential and proprietary information with respect to the Company or Purchaser, as applicable. Without limiting the generality of the foregoing, each party hereto agrees, covenants and acknowledges that, from and after the date hereof until the Closing Date, it will not, and will cause its Affiliates not to, disclose, give, sell, use, or otherwise divulge any confidential or proprietary information (including but not limited to any technology, process, trade secrets, know-how, other intellectual property rights, strategies, financial statements or other financial information not otherwise publicly available, forecasts, operations, business plans, prices, discounts, products, product specifications, designs, plans, data or ideas). Each party hereto will not distribute any information with respect to the Company or Purchaser, as applicable (including any confidential or secret information referred to in the next preceding sentence) to any of its Affiliates unless such Affiliate agrees in writing to be bound by the provisions of this Section 8.3. Notwithstanding the foregoing, each party hereto may disclose and use such information (i) if compelled to disclose the same by judicial or administrative process or by other requirements of applicable Law (but subject to the following provisions of this Section 8.3) or such disclosure is necessary so that such party does not commit a violation of the rules of any securities exchange or is necessary or appropriate in connection with any legal proceeding, (ii) if the same currently is, or hereafter is, in the public domain through no fault of such party or any of its Affiliates, (iii) if the same is later acquired by such party from another source and such party is not aware that such source is under an obligation to another Person to keep such information confidential, or (iv) if the same is independently developed by such party without reference thereto or reliance thereon. If any party hereto or any of its Affiliates is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any such information, such party shall (unless expressly prohibited by applicable Law) provide the other parties with prompt written notice of any such request or requirement so that any such other party may seek, at its expense, a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 8.3. If, in the absence of a protective order or other remedy or the receipt of a waiver by the other parties, the disclosing party nonetheless is required to disclose such information to any tribunal, the disclosing party, without liability hereunder, may disclose that portion of such information that it is legally required to disclose.
8.4   Directors’ and Officers’ Indemnification and Liability Insurance.
(a)   All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of the Company or its Subsidiaries or Purchaser and Persons who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of the Company or its Subsidiaries or Purchaser, as provided in their respective organizational documents or in any indemnification agreements shall survive the Merger and shall continue in full force and effect in accordance with their terms. For a period of six (6) years after the Closing Date, Purchaser shall cause the organizational documents of Purchaser and the Company and their respective Subsidiaries to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses than are set forth as of the date of this Agreement in the organizational documents of, with respect to Purchaser, Purchaser, and with respect to the Company and its Subsidiaries, the Company and its Subsidiaries, as applicable, to the extent permitted by applicable Laws.
(b)   Prior to the Closing, Purchaser and the Company shall reasonably cooperate in order to obtain directors’ and officers’ liability insurance for Purchaser and the Company that shall be effective as of Closing and will cover (i) those Persons who were directors and officers of the Company prior to the Closing and (ii) those Persons who will be the directors and officers of Purchaser and its Subsidiaries (including the Company after the Closing Date) at and after the Closing on terms not less favorable than the better of (x) the terms of the current directors’ and officers’ liability insurance in place for the Company’s directors and officers and (y) the terms of a typical directors’ and officers’ liability insurance policy for a company whose equity is listed on Nasdaq which policy has a scope and amount of coverage that is reasonably appropriate for a company of similar characteristics (including the line of business and revenues) as the Company.
(c)   The provisions of this Section 8.4 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of the Company or Purchaser for all periods ending on or before the Closing Date and may not be changed with respect to any officer or director without his or her written consent.
8.5   Purchaser Public Filings; Nasdaq.   During the Interim Period, Purchaser will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws, and shall use its reasonable best efforts prior to the Closing to maintain the listing of the Purchaser Units and the Purchaser Warrants on Nasdaq. During the Interim Period, Purchaser shall use its reasonable best efforts to cause (a) Purchaser’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement to have been approved; (b) all applicable initial and continuing listing requirements of Nasdaq to be satisfied; and (c) the Purchaser Common Stock, including the Acquisition Consideration Shares and the Purchaser Warrants to be approved for listing on Nasdaq, subject to official notice of issuance, in each case, as promptly as reasonably practicable after the date of this Agreement and in any event prior to the Closing Date.
ARTICLE IX
CONDITIONS TO CLOSING
9.1   Condition to the Obligations of the Parties.   The obligations of all of the parties to consummate the Closing are subject to the satisfaction at or prior to the Closing of all the following conditions:

(a)   No provisions of any applicable Law and no Order shall restrain or prohibit or impose any condition on the consummation of the transactions contemplated hereby, including the Acquisition.
(b)   (i) All applicable waiting periods under the HSR Act and any other applicable Antitrust Laws with respect to the Acquisition shall have expired or been terminated, and (ii) each consent, approval or authorization of any Authority required of Purchaser, the Company or any of their respective Subsidiaries to consummate the Acquisition under applicable Antitrust Laws shall have been obtained and shall be in full force and effect.
(c)   There shall not be any Action brought by any Authority to enjoin or otherwise restrict the consummation of the Closing.
(d)   After giving effect to any redemption of shares of Purchaser Common Stock in connection with the transactions contemplated by this Agreement, Purchaser shall have net tangible assets of at least $5,000,001 either immediately prior to or upon consummation of the Acquisition.
(e)   Each of the Purchaser Proposals shall have been approved at the Purchaser Stockholder Meeting.
(f)   Immediately following the Closing Date, Purchaser shall satisfy any applicable initial and continuing listing requirements of Nasdaq, and Purchaser shall not have received any notice of non-compliance therewith, and the Acquisition Consideration Shares and the PIPE Shares shall have been approved for listing on Nasdaq.
(g)   Purchaser shall have obtained an opinion from BDO USA, LLP that the Acquisition is fair to Purchaser from a financial point of view.
9.2   Conditions to Obligations of Purchaser.   The obligation of Purchaser to consummate the Closing is subject to the satisfaction, or the waiver in Purchaser’s sole and absolute discretion, at or prior to the Closing of all the following further conditions:
(a)   The Company shall have duly performed or complied with, in all material respects, all of its obligations hereunder required to be performed or complied with (without giving effect to any materiality or similar qualifiers contained therein) by the Company at or prior to the Closing Date.
(b)   The representations and warranties of the Company contained in this Agreement (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect), other than the Company Fundamental Representations, shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects at and as of such earlier date).
(c)   The Company Fundamental Representations (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) shall be true and correct in all respects at and as of the date of this Agreement and as of the Closing Date, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty shall be true and correct at and as of such specific date), other than de minimis inaccuracies.
(d)   Since the date of this Agreement, there shall not have occurred any Effect in respect of the Company Group, that individually, or together with any other Effect, has had or would reasonably be expected to have a Material Adverse Effect in respect of the Company Group.
(e)   Purchaser shall have received a certificate, dated as of the Closing Date, signed by the Chief Executive Officer of the Company certifying the accuracy of the provisions of the foregoing clauses (a), (b), (c) and (d) of this Section 9.2.
(f)   Purchaser shall have received a certificate, dated as of the Closing Date, signed by the Secretary of the Company attaching correct and complete copies of (i) the Company Corporate

Documents, certified as of a recent date by the Registrar of Jebel Ali Free Zone Authority, Dubai, United Arab Emirates; (iii) copies of resolutions duly adopted by the board of directors of the Company authorizing this Agreement, the Additional Agreements to which the Company is a party and the transactions contemplated hereby and thereby; and (iv) a certificate of good standing of the Company, certified as of a recent date by Jebel Ali Free Zone Authority, Dubai, United Arab Emirates.
(g)   Seller shall have executed and delivered to Purchaser appropriate transfer documentation for the Company Shares, in form and substance reasonably acceptable to Purchaser.
(h)   The Purchase Price shall have been reviewed and finally approved by the Accounting Firm as set forth in Section 2.2(b).
(i)   Each of the Company and Seller, as applicable, shall have executed and delivered to Purchaser a copy of each Additional Agreement to which the Company or Seller, as applicable, is a party.
(j)   The Company shall have delivered to Purchaser a duly executed certificate conforming to the requirements of Sections 1.897-2(h)(1)(i) and 1.1445-2(c)(3)(i) of the United States Treasury regulations, and a notice to be delivered to the United States Internal Revenue Service as required under Section 1.897-2(h)(2) of the United States Treasury regulations, each dated no more than thirty
(30) days prior to the Closing Date and in form and substance reasonably acceptable to Purchaser.
(k)   The Company shall have obtained each Company Consent set forth on Schedule 9.2(k), which consents shall be in form and substance reasonably acceptable to Purchaser.
(l)   The Company shall have delivered to Purchaser appropriate payoff letters in form and substance reasonably satisfactory to Purchaser, together with evidence of arrangements to deliver UCC-3 termination statements or similar documents evidencing the termination of all Liens held by the lenders under the Closing Funded Debt.
(m)   The Company shall have delivered to Purchaser a resignation from the Company of each director of the Company listed in Schedule 9.2(m), effective as of the Closing Date.
(n)   The Company shall have delivered to Purchaser the financial statements required to be included in the Purchaser SEC Documents.
(o)   Primacy shall have converted from a public limited company to a private limited company under the laws of India.
(p)   The Luminex Transaction shall have been consummated prior to or simultaneously with the Closing.
(q)   Each of Seller and the Company shall have filed a duly completed and properly executed IRS Form 8832 electing for it to be classified as an entity disregarded as separate from its owner for U.S. federal income tax purposes within the meaning of Treasury Regulations Section 301.7701-2 and -3, effective as of 30 days prior to the Closing Date.
9.3   Conditions to Obligations of Seller and the Company.   The obligations of Seller and the Company to consummate the Closing is subject to the satisfaction, or the waiver in Seller’s and the Company’s sole and absolute discretion, at or prior to the Closing of all of the following further conditions:
(a)   Purchaser shall have duly performed or complied with, in all material respects, all of its obligations hereunder required to be performed or complied with (without giving effect to any materiality or similar qualifiers contained therein) by Purchaser at or prior to the Closing Date.
(b)   The representations and warranties of Purchaser contained in this Agreement (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect), other than the Purchaser Fundamental Representations, shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects at and as of such earlier date).

(c)   The Purchaser Fundamental Representations shall be true and correct in all respects at and as of the date of this Agreement and as of the Closing Date, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty shall be true and correct at and as of such specific date), other than de minimis inaccuracies.
(d)   Since the date of this Agreement, there shall not have occurred any Effect in respect of Purchaser that individually, or together with any other Effect, has had or would reasonably be expected to have a Material Adverse Effect in respect of Purchaser.
(e)   The Company shall have received a certificate, dated as of the Closing Date, signed by the Chief Executive Officer of Purchaser accuracy of the provisions of the foregoing clauses (a), (b), (c) and (d) of this Section 9.3.
(f)   The Amended Purchaser Charter shall have been filed with, and declared effective by, the Delaware Secretary of State.
(g)   The Company shall have received a certificate, dated as of the Closing Date, signed by the Secretary of Purchaser attaching true, correct and complete copies of (i) the amended and restated certificate of incorporation of Purchaser, certified as of a recent date by the Secretary of State of the State of Delaware; (ii) bylaws of Purchaser, (iii) copies of resolutions duly adopted by the Board of Directors of Purchaser authorizing this Agreement, the Additional Agreements to which Purchaser is a party and the transactions contemplated hereby and thereby and the Purchaser Proposals; and (iv) a certificate of good standing of Purchaser, certified as of a recent date by the Secretary of State of the State of Delaware.
(h)   Each of Purchaser, Sponsor or other stockholder of Purchaser, as applicable, shall have executed and delivered to the Company a copy of each Additional Agreement, to which Purchaser, Sponsor or such other stockholder of Purchaser, as applicable, is a party.
ARTICLE X
TERMINATION
10.1   Termination Without Default.
(a)   In the event that (i) the Closing of the transactions contemplated hereunder has not occurred by the six (6)-month anniversary of the date of this Agreement (the “Outside Closing Date”) (provided that, if the SEC has cleared the Proxy Statement on or prior to the six (6)-month anniversary of the date of this Agreement, the Outside Closing Date shall be automatically extended for 60 days after such clearance); and (ii) the material breach or violation of any representation, warranty, covenant or obligation under this Agreement by the party (i.e., Purchaser, on one hand, or the Company, on the other hand) seeking to terminate this Agreement was not the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date, then Purchaser or the Company, as applicable, shall have the right, at its sole option, to terminate this Agreement without liability to the other party. Such right may be exercised by Purchaser or the Company, as the case may be, giving written notice to the other at any time after the Outside Closing Date.
(b)   In the event an Authority shall have issued an Order or enacted a Law, having the effect of permanently restraining, enjoining or otherwise prohibiting the Acquisition, which Order or Law is final and non-appealable, Purchaser or the Company shall have the right, at its sole option, to terminate this Agreement without liability to the other party; provided, however, that the right to terminate this Agreement pursuant to this Section shall not be available to the Company or Purchaser if the failure by such party or its Affiliates to comply with any provision of this Agreement has been a substantial cause of, or substantially resulted in, such action by such Authority.
(c)   This Agreement may be terminated at any time by mutual written consent of the Company and Purchaser duly authorized by each of their respective boards of directors.

10.2   Termination Upon Default.
(a)   Purchaser may terminate this Agreement by giving notice to the Company, without prejudice to any rights or obligations Purchaser may have: at any time prior to the Closing Date if (x) the Company shall have breached any representation, warranty, agreement or covenant contained herein to be performed on or prior to the Closing Date, which has rendered or would reasonably be expected to render the satisfaction of any of the conditions set forth in Section 9.2(a) or 9.2(b) impossible; (y) such breach cannot be cured or is not cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by the Company of a written notice from Purchaser describing in reasonable detail the nature of such breach.
(b)   The Company may terminate this Agreement by giving notice to Purchaser, without prejudice to any rights or obligations the Company may have, if: (i) Purchaser shall have breached any of its covenants, agreements, representations, and warranties contained herein to be performed on or prior to the Closing Date, which has rendered or reasonably would render the satisfaction of any of the conditions set forth in Section 9.3(a) or 9.3(b) impossible; and (ii) such breach cannot be cured or is not cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by Purchaser of a written notice from the Company describing in reasonable detail the nature of such breach.
10.3   Effect of Termination.   If this Agreement is terminated pursuant to this Article X (other than termination pursuant to Section 10.1(c)), this Agreement shall become void and of no further force or effect without liability of any party (or any shareholder, director, officer, employee, Affiliate, agent, consultant or representative of such party) to the other parties hereto; provided that, if such termination shall result from the willful breach by a party or its Affiliate of its covenants and agreements hereunder or fraud in connection with the transactions contemplated by this Agreement, such party shall not be relieved of liability to the other parties for any such willful breach or fraud. The provisions of Section 8.3, this Section 10.3 and Article XI shall survive any termination hereof pursuant to this Article X.
ARTICLE XI
MISCELLANEOUS
11.1   Notices.   Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand, electronic mail or nationally recognized overnight courier service, by 5:00 PM Eastern Time on a Business Day, addressee’s day and time, on the date of delivery, and if delivered after 5:00 PM Eastern Time, on the first Business Day after such delivery; (b) if by email, on the date of transmission with affirmative confirmation of receipt; or (c) three (3) Business Days after mailing by prepaid certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:
if to Seller, to:
TGP Trading FZCO
c/o KPPB Law
One Lakeside Commons, Suite 800
990 Hammond Drive NE
Atlanta, GA 30328
Attn: Sonjui Kumar
E-mail: skumar@kppblaw.com
if to the Company (prior to the Closing), to:
GP Global Limited
c/o KPPB Law
One Lakeside Commons, Suite 800
990 Hammond Drive NE
Atlanta, GA 30328
Attn: Sonjui Kumar
E-mail: skumar@kppblaw.com

if to Purchaser (or, following the Closing, the Company):
Global Consumer Acquisition Corp.
1926 Rand Ridge Court
Marietta, GA 30062
Attn: Rohan Ajila, Chief Executive Officer
E-mail: ra@globalconsumercorp.com
with a copy (which shall not constitute notice) to:
Loeb & Loeb LLP
345 Park Ave
New York, NY 10154
Attention: Mitchell S. Nussbaum
E-mail: mnussbaum@loeb.com
11.2   Amendments; No Waivers; Remedies.
(a)   This Agreement cannot be amended, except by a writing signed by each party, and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given.
(b)   Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.
(c)   Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.
(d)   Notwithstanding anything to the contrary contained herein, no party shall seek, nor shall any party be liable for, punitive or exemplary damages under any tort, contract, equity or other legal theory with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.
11.3   Arm’s Length Bargaining; No Presumption Against Drafter.   This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the parties, and no such relationship otherwise exists. No presumption in favor of or against any party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.
11.4   Publicity.   Except as required by Law or applicable stock exchange rules and except with respect to the Additional Purchaser SEC Documents, the parties agree that neither they nor their Representatives shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior approval of the other party hereto. If a party is required to make such a disclosure as required by Law or applicable stock exchange rules, the party making such determination will, if practicable in the circumstances, use reasonable commercial efforts to allow the other party reasonable time to comment on such disclosure in advance of its issuance.
11.5   Expenses   The costs and expenses in connection with this Agreement and the transactions contemplated hereby shall be paid by Purchaser after the Closing. The anticipated costs and expenses of the

Company in connection with this Agreement and the transactions contemplated hereby as of the Closing Date are set forth on Schedule 11.5. If the Closing does not take place, each party shall be responsible for its own expenses (and in such event, Purchaser and the Company shall each bear one-half of the cost and expenses associated with any filing under the HSR Act and any other applicable Antitrust Laws).
11.6   No Assignment or Delegation.   No party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law or otherwise, without the written consent of the other party; provided, however, that Purchase shall have the right without the consent of the other party to cause a wholly-owned Subsidiary to effect the Acquisition at the Closing, but no such assignment shall relieve Purchaser from its obligations hereunder. Any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement.
11.7   Governing Law.   This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, including the applicable statute of limitations, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of New York.
11.8   Counterparts; Facsimile Signatures.   This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.
11.9   Entire Agreement.   This Agreement, together with the Additional Agreements, sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any Additional Agreement may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or in any Additional Agreement, there is no condition precedent to the effectiveness of any provision hereof or thereof.
11.10   Severability.   A determination by a court or other legal authority that any provision that is not of the essence of this Agreement is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.
11.11   Further Assurances.   Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.
11.12   Third Party Beneficiaries.   Except as provided in Section 8.4 and Section 11.20, neither this Agreement nor any provision hereof confers any benefit or right upon or may be enforced by any Person not a signatory hereto.
11.13   Waiver.   Reference is made to the final prospectus of Purchaser, dated June 8, 2021 (the “Prospectus”). Each of Seller and the Company has read the Prospectus and understands that Purchaser has established the Trust Account for the benefit of the public shareholders of Purchaser and the underwriters of the IPO pursuant to the Trust Agreement and that, except for a portion of the interest earned on the amounts held in the Trust Account, Purchaser may disburse monies from the Trust Account only for the purposes set forth in the Trust Agreement. For and in consideration of Purchaser agreeing to enter into this Agreement, each of Seller and the Company hereby agrees that it does not now and shall not at any time hereafter prior to the Closing have any right, title, interest or claim of any kind in or to any monies in the Trust Account as a result of, or arising out of, any negotiations, contracts or agreements with Purchaser and hereby agrees that it will not seek recourse against the Trust Account for any reason.
11.14   No Other Representations; No Reliance.
(a)   NONE OF SELLER, THE COMPANY NOR ANY OF THEIR RESPECTIVE REPRESENTATIVES HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS

OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO THE COMPANY OR THE BUSINESS OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE IV, IN EACH CASE, AS MODIFIED BY THE DISCLOSURE SCHEDULES. Without limiting the generality of the foregoing, neither Seller, the Company nor any of their respective Representatives has made, and shall not be deemed to have made, any representations or warranties in the materials relating to the Company made available to Purchaser and its Representatives, including due diligence materials, or in any presentation of the business of the Company by management of the Company or others in connection with the transactions contemplated hereby, and no statement contained in any of such materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by Purchaser in executing, delivering and performing this Agreement, the Additional Agreements or the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article IV as modified by the disclosure schedules. It is understood that any cost estimates, projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including any offering memorandum or similar materials made available by Seller, the Company or their respective Representatives are not and shall not be deemed to be or to include representations or warranties of Seller or the Company, and are not and shall not be deemed to be relied upon by Purchaser in executing, delivering and performing this Agreement, the Additional Agreement and the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article IV, in each case, as modified by the disclosure schedules. Except for the specific representations and warranties expressly made by the Company in Article IV, in each case as modified by the disclosure schedules: (a) Purchaser acknowledges and agrees that: (i) neither Seller, the Company nor any of their respective Representatives is making or has made any representation or warranty, express or implied, at law or in equity, in respect of the Company, the business, assets, liabilities, operations, prospects or condition (financial or otherwise) of the Company, the nature or extent of any liabilities of the Company, the effectiveness or the success of any operations of the Company or the accuracy or completeness of any confidential information memoranda, projections, forecasts or estimates of earnings, or other information (financial or otherwise) regarding the Company furnished to Purchaser or its respective Representatives or made available to Purchaser and its Representatives in any “data rooms,” “virtual data rooms,” management presentations or any other form in expectation of, or in connection with, the transactions contemplated hereby, or in respect of any other matter or thing whatsoever; and (ii) no Representative of Seller or the Company has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in Article IV and subject to the limited remedies herein provided; (b) Purchaser specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Seller and the Company have specifically disclaimed and do hereby specifically disclaim any such other representation or warranty made by any Person; and (c) none of Seller, the Company nor any other Person shall have any liability to Purchaser or any other Person with respect to any such other representations or warranties, including projections, forecasts, estimates, plans or budgets of future revenue, expenses or expenditures, future results of operations, future cash flows or the future financial condition of the Company or the future business, operations or affairs of the Company.
(b)   NONE OF PURCHASER NOR ANY OF ITS REPRESENTATIVES HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO PURCHASER OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE V, IN EACH CASE, AS MODIFIED BY THE DISCLOSURE SCHEDULES TO THIS AGREEMENT AND THE PURCHASER SEC DOCUMENTS. Without limiting the generality of the foregoing, neither Purchaser nor any of its Representatives has made, and shall not be deemed to have made, any representations or warranties in the materials relating to Purchaser made available to the Seller, Company and their Representatives, including due diligence materials, or in any presentation of the business of Purchaser by management of Purchaser or others in connection with the transactions contemplated hereby, and no statement contained in any of such materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by Seller and the Company in executing, delivering and performing this Agreement, the Additional Agreements or the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article V as modified by the disclosure schedules and the Purchaser SEC Documents. It is understood that any cost estimates, projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including any offering memorandum or similar materials made available by Purchaser or its Representatives are not and shall not be deemed to be or to include representations or warranties of Purchaser, and are not and shall not be deemed to be relied upon by Seller or the Company in executing, delivering and performing this Agreement, the Additional Agreement and the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article V, in each case, as modified by the disclosure schedules and the Purchaser SEC Documents. Except for the specific representations and warranties expressly made by Purchaser in Article V, in each case as modified by the disclosure schedules and Purchaser SEC Documents: (a) the Company acknowledges and agrees that: (i) neither Purchaser or any of its Representatives is making or has made any representation or warranty, express or implied, at law or in equity, in respect of Purchaser, the business, assets, liabilities, operations, prospects or condition (financial or otherwise) of Purchaser, the nature or extent of any liabilities of Purchaser, the effectiveness or the success of any operations of Purchaser or the accuracy or completeness of any confidential information memoranda, projections, forecasts or estimates of earnings, or other information (financial or otherwise) regarding Purchaser furnished to Seller, the Company or their respective Representatives or made available to Seller, the Company and their Representatives in any “data rooms,” “virtual data rooms,” management presentations or any other form in expectation of, or in connection with, the transactions contemplated hereby, or in respect of any other matter or thing whatsoever; and (ii) no Representative of Purchaser has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in Article V and subject to the limited remedies herein provided; (b) each of Seller and the Company specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Purchaser has specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by any Person; and (c) none of the Purchaser nor any other Person shall have any liability to Seller, the Company or any other Person with respect to any such other representations or warranties, including projections, forecasts, estimates, plans or budgets of future revenue, expenses or expenditures, future results of operations, future cash flows or the future financial condition of Purchaser or the future business, operations or affairs of Purchaser.
11.15   Waiver of Jury Trial.   THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ADDITIONAL AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15.

11.16   Submission to Jurisdiction.   Subject to the provisions of Section 11.17, each of the parties irrevocably and unconditionally submits to the exclusive jurisdiction of the state and federal courts located in the City of New York (or any appellate courts thereof), for the purposes of any Action (a) arising under this Agreement or under any Additional Agreement or (b) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any Additional Agreement or any of the transactions contemplated hereby or thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action (i) arising under this Agreement or under any Additional Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any Additional Agreement or any of the transactions contemplated hereby or thereby, (A) any claim that it is not personally subject to the jurisdiction of the courts as described in this Section 11.16 for any reason, (B) that it or its property is exempt or immune from the jurisdiction of any such court or from any Action commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Action in any such court is brought in an inconvenient forum, (y) the venue of such Action is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 11.1 shall be effective service of process for any such Action.
11.17   Arbitration.   Any and all disputes, controversies and claims (other than applications for a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 11.17), arising out of, related to, or in connection with this Agreement, any Additional Agreement or the transactions contemplated hereby or thereby (a “Dispute”) shall be governed by this Section 11.17. A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten (10) Business Days of the notice of such Dispute being received by such other parties subject to such Dispute (the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within sixty (60) days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to the American Arbitration Association (the “AAA”) and finally resolved by arbitration pursuant to the then-existing Expedited Procedures (as defined in the AAA Procedures) of the Commercial Arbitration Rules (the “AAA Procedures”) of the AAA. Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five (5) Business Days) after the submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute, which arbitrator shall be a commercial lawyer with substantial experience arbitrating disputes under acquisition agreements. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five (5) Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the State of New York. Time is of the essence. Each party subject to the Dispute shall submit a proposal for resolution of the Dispute to the arbitrator within twenty (20) days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do, or to refrain from doing, anything consistent with this Agreement, the Additional Agreements and applicable Laws, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply with only one or the other of the proposals. The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in the City of New York. The language of the arbitration shall be English.
11.18   Attorneys’ Fees.   In the event of any legal action initiated by any party arising under or out of, in connection with or in respect of, this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and expenses incurred in such action, as determined and fixed by the court.

11.19   Remedies.   Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their respective obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.
11.20   Non-Recourse.   This Agreement may be enforced only against, and any dispute, claim or controversy based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought only against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth in this Agreement with respect to such party. No past, present or future director, officer, employee, incorporator, member, partner, shareholder, agent, attorney, advisor, lender or representative or Affiliate of any named party to this Agreement (which Persons are intended third party beneficiaries of this Section 11.20) shall have any liability (whether in contract or tort, at law or in equity or otherwise, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of such named party or for any dispute, claim or controversy based on, arising out of, or related to this Agreement or the transactions contemplated hereby.
11.21   Post-Closing Confidentiality.   From and after the Closing, Seller shall, and shall cause its Affiliates (other than Purchaser and the Company) to, hold in strict confidence, and will not use to the detriment of Purchaser or any of its Affiliates, all confidential and proprietary information with respect to the Company. Without limiting the generality of the foregoing, Seller agrees, covenants and acknowledges that, from and after the Closing Date, Seller shall not, and shall cause its Affiliates not to, disclose, give, sell, use, or otherwise divulge any confidential or proprietary information (including any technology, process, trade secrets, know-how, other intellectual property rights, strategies, financial statements or other financial information not otherwise publicly available, forecasts, operations, business plans, prices, discounts, products, product specifications, designs, plans, data or ideas). Seller shall not distribute any information with respect to the Company (including any confidential or secret information referred to in the next preceding sentence) to any of its Affiliates unless such Affiliate agrees in writing to be bound by the provisions of this Section 11.21. Notwithstanding the foregoing, Seller may disclose and use such information (i) if compelled to disclose the same by judicial or administrative process or by other requirements of applicable Law (but subject to the following provisions of this Section 11.21) or such disclosure is necessary so that Seller not commit a violation of the rules of any securities exchange or is necessary or appropriate in connection with any legal proceeding, (ii) if the same currently is, or hereafter is, in the public domain through no fault of Seller or any of its Affiliates, (iii) if the same is later acquired by Seller from another source and Seller is not aware that such source is under an obligation to another Person to keep such information confidential, or (iv) if the same is independently developed by Seller without reference thereto or reliance thereon. If Seller or any of its Affiliates is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any such information, the applicable Person shall (unless expressly prohibited by applicable Law) provide Purchaser with prompt written notice of any such request or requirement so that Purchaser may seek, at its expense, a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 11.21. If, in the absence of a protective order or other remedy or the receipt of a waiver by Purchaser, the disclosing Person nonetheless is required to disclose such information to any tribunal, the disclosing Person, without liability hereunder, may disclose that portion of such information that it is legally required to disclose.
[The remainder of this page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
PURCHASER:
GLOBAL CONSUMER ACQUISITION CORP.
By:	/s/ Rohan Ajila Name: Rohan Ajila Title: Chief Executive Officer
SELLER:
TGP TRADING FZCO
By:	/s/ Gautham Pai Name: Gautham Pai Title: Director and Authorized Signatory
COMPANY:
GP GLOBAL LIMITED
By:	/s/ Gautham Pai Name: Gautham Pai Title: Director
[Signature page to Stock Purchase Agreement]

Annex C — Second Amended and Restated Certificate of Incorporation of the Combined Company
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GLOBAL CONSUMER ACQUISITION CORP.
Global Consumer Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, does hereby certify that:
ONE:   The original Certificate of Incorporation of Global Consumer Acquisition Corp. was filed with the Secretary of State of the State of Delaware on December 28, 2020 (the “Certificate of Incorporation”).
TWO:   The Certificate of Incorporation was subsequently amended upon the filing of an Amended and Restated Certificate of Corporation with the Secretary of State of Delaware on June 8, 2020 (the “Amended Certificate”).
THREE:   This Second Amended and Restated Certificate of Incorporation restates, integrates and amends the provisions of the Amended Certificate.
FOUR:   The Amended Certificate is hereby amended and restated to read as follows:
I.
The name of this corporation is Ascense, Inc. (the “Company”).
II.
The address of the registered office of the Company in the State of Delaware is 3411 Silverside Road, Tatnall Building #104, in the City of Wilmington, in the County of New Castle, Delaware 19810. The name of its registered agent at that address is Corporate Creations Network Inc.
III.
The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).
IV.
A.    This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 110,000,000 shares: 100,000,000,000 shares of which shall be Common Stock, having a par value per share of $0.0001. 10,000,000 shares of which shall be Preferred Stock, having a par value per share of $0.0001.
B.    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company (the “Board of Directors”) is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, or Common Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.
C.     Except as provided above, the designations, powers, preferences, privileges and relative participating, optional, or other rights, and qualifications, limitations, or restrictions of the Common Stock are as follows:
1.   DEFINITIONS.
a.  “Acquisition” means (A) any consolidation or merger of the Company with or into any other Entity, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold a majority of the voting power of the surviving Entity in substantially the same proportions (or, if the surviving Entity is a wholly owned subsidiary of another Entity, the surviving Entity’s Parent) immediately after such consolidation, merger or reorganization; or (B) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.
b.  “Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.
c.  “Certificate of Incorporation” means the certificate of incorporation of the Company, as amended or restated from time to time, including the terms of any certificate of designation filed with respect to any series of Preferred Stock.
d.  “Entity” means any corporation, partnership, limited liability company or other legal entity.
e.  “Liquidation Event” means (i) any Asset Transfer or Acquisition in which cash or other property is, pursuant to the express terms of the Asset Transfer or Acquisition, to be distributed to the stockholders in respect of their shares of capital stock in the Company or (ii) any liquidation, dissolution and winding up of the Company; provided, however, for the avoidance of doubt, compensation pursuant to any employment, consulting, severance or other compensatory arrangement to be paid to or received by a person who is also a holder of Common Stock does not constitute consideration or a “distribution to stockholders” in respect of the Common Stock.
f.  “Parent” of an Entity means any Entity that directly or indirectly owns or controls a majority of the voting power of the voting securities or interests of such Entity.
g.  “Securities Act” means the Securities Act of 1933, as amended.
2.   RIGHTS RELATING TO DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.
a.  Subject to the rights of the holders of Preferred Stock, holders of shares of Common Stock shall be entitled to receive such dividends and distributions and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Company legally available therefor. Any dividends paid to the holders of shares of Common Stock shall be paid pro rata, on an equal priority, pari passu basis.
b.   The Company shall not declare or pay any dividend or make any distribution to the holders of Common Stock payable in securities of the Company unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock.
3.    VOTING RIGHTS.   Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Company for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation

(including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Second Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).
4.  LIQUIDATION RIGHTS.   In the event of a Liquidation Event, upon the completion of the distributions required with respect to each series of Preferred Stock that may then be outstanding, the remaining assets of the Company legally available for distribution to stockholders shall be distributed on an equal priority, pro rata basis to the holders of Common Stock; provided, however, for the avoidance of doubt, compensation pursuant to any employment, consulting, severance or other compensatory arrangement to be paid to or received by a person who is also a holder of Common Stock does not constitute consideration or a “distribution to stockholders” in respect of the Common Stock.
V.
For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:
A.  MANAGEMENT OF BUSINESS.   The management of the business and the conduct of the affairs of the Company shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.
B.  ELECTION OF BOARD OF DIRECTORS.
1.  Subject to the rights of the holders of any series of Preferred Stock, or to elect additional directors under specified circumstances, the number of the directors of the Company shall be fixed from time to time by resolution of the Board.
2.  No stockholder entitled to vote at an election for directors may cumulate votes to which such stockholder is entitled unless required by applicable law at the time of such election. During such time or times that applicable law requires cumulative voting, every stockholder entitled to vote at an election for directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder’s shares are otherwise entitled or distribute the stockholder’s votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder’s votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder’s intention to cumulate such stockholder’s votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.
3.  The directors of the Company need not be elected by written ballot unless the Bylaws so provide.
4.  Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company.
5.  Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C.   REMOVAL OF DIRECTORS.
1.  Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, neither the Board of Directors nor any individual director may be removed without cause.
2.  Subject to any limitation imposed by applicable law, any individual director or directors may be removed with cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.
D.   VACANCIES.   Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.
VI.
A.   The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.
B.   To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.
C.   Any repeal or modification of this Article VI shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.
VII.
A.   Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under the Delaware statutory or common law: (i) any derivative claim or cause of action brought on behalf of the Company; (ii) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company, to the Company or the Company’s stockholders; (iii) any claim or cause of action against the Company or any current or former director, officer or other employee of the Company, arising out of or pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws of the Company (as each may be amended from time to time); (iv) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the Bylaws of the Company (as each may be amended from time to time, including any right, obligation, or remedy thereunder); (v) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (vi) any claim or cause of action against the Company or any current or former director, officer or other employee of the Company, governed by the internal-affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. This Section A of Article VII shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.
B.   Unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, including all causes of action asserted against any defendant named in such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced by us, our officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering.
C.   If any action the subject matter of which is within the scope of Paragraph A of this Article VII immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Paragraph A of this Article VII immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder..
VIII.
A.   The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. Any adoption, amendment or repeal of the Bylaws of the Company by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Second Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.
B.   No action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission.
IX.
A.   The Company reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article IX, and all rights conferred upon the stockholders herein are granted subject to this reservation.
B.   Notwithstanding any other provisions of this Second Amended and Restated Certificate of Incorporation or any provision of applicable law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Company required by law or by this Second Amended and Restated Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII, VIII, IX and X.
X.
A.   The Company shall not be governed by Section 203 of the DGCL (“Section 203”), and the restrictions contained in Section 203 shall not apply to the Company.

B.   The Company shall not engage in any business combination (as defined below) with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
(a)   prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; or
(b)   upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the voting stock (as defined below) of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (1) persons who are directors and also officers and (2) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
(c)   at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by consent, by the affirmative vote of at least 66 2∕3% of the outstanding voting stock of the Company which is not owned by the interested stockholder.
C.   For purposes of this Article X, references to:
(a)   “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person
(b)   “associate” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(c)   “business combination” when used in reference to the Company and any interested stockholder of the Company, means:
(i)   any merger or consolidation of the Company or any direct or indirect majority-owned subsidiary of the Company (A) with the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Article X.B is not applicable to the surviving entity;
(ii)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Company, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Company;
(iii)   any transaction which results in the issuance or transfer by the Company or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Company or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of the securities exercisable for, exchangeable for or convertible into stock of the Company or any subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Company n or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the Company to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Company provided, however, that in no case under items (C)-(E) of this Article X.C(c)(iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Company or the voting stock of the Company (except as a result of immaterial changes due to fractional share adjustments);
(iv)   any transaction involving the Company or any direct or indirect majority-owned subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Company or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(v)   any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Company), of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(d)   “control,” including the terms “controlling,” “controlled by” and “under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group (as such term is used in Rule 13d-5 promulgated under the Exchange Act as such rule is in effect as of the date of this Certificate of Incorporation) have control of such entity.
(e)   “interested stockholder” means any person (other than the Company or any direct or indirect majority-owned subsidiary of the Company) that (i) is the owner of fifteen percent (15%) or more of the outstanding voting stock of the Company, or (ii) is an affiliate or associate of the Company and was the owner of fifteen percent (15%) or more of the outstanding voting stock of the Company at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term “interested stockholder” shall in no case include or be deemed to include (1) the Principal Holders, the Principal Holder Direct Transferees and the Principal Holder Indirect Transferees, or (2) any person whose ownership of share in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Company; provided, that such person specified in this clause (2) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Company, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Company deemed to be outstanding shall include voting stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(f)   “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(i)   beneficially owns such stock, directly or indirectly; or
(ii)   has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants, options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or
(iii)   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent, or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.
(g)   “person” means any individual, corporation, partnership, unincorporated association or other entity.
(h)   “Principal Holder Direct Transferee” means any person that acquires (other than in a registered public offering), directly from one or more of the Principal Holders, beneficial ownership of five percent (5%) or more of the then-outstanding voting stock of the Company.
(i)   “Principal Holders” [ ] and their respective successors; provided, however, that the term “Principal Holders” shall not include the Company or any of the Company’s direct or indirect subsidiaries.
(j)   “Principal Holder Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any Principal Holder Direct Transferee or any other Principal Holder Indirect Transferee beneficial ownership of 5% or more of the then-outstanding voting stock of the Company.
(k)   “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(l)   “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock in this Article X shall refer to such percentage or other proportion of votes of such voting stock.
* * * *
FIVE:   This Second Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Company.
SIX:   This Second Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of the Company in accordance with Section 228 of the DGCL. This Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the stockholders of the Company.
IN WITNESS WHEREOF, the Company has caused this Second Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this             day of            , 2022.
By:

Rohan Ajila
Chief Executive Officer

ANNEX D AMENDED AND RESTATED BY-LAWS
OF
ASCENSE, INC.
ARTICLE I
OFFICES
SECTION 1.   Principal Office.   The registered office of the corporation shall be located in such place as may be provided from time to time in the Certificate of Incorporation.
SECTION 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors (the “Board”) may from time to time determine or as the business of the corporation may require.
ARTICLE II
STOCKHOLDERS
SECTION 1.   Annual Meetings.   The annual meeting of the stockholders of the corporation shall be held wholly or partially by means of remote communication or at such place, within or without the State of Delaware, on such date and at such time as may be determined by the Board of Directors and as shall be designated in the notice of said meeting.
SECTION 2.   Special Meetings.   Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be held wholly or partially by means of remote communication or at any place, within or without the State of Delaware, and may be called by resolution of the Board of Directors, or by the President, or by the holders of not less than one-quarter of all of the shares entitled to vote at the meeting.
SECTION 3.   Notice and Purpose of Meetings.   Written or printed notice of the meeting stating the place, day and hour of the meeting and, in case of a special meeting, stating the purpose or purposes for which the meeting is called, and in case of a meeting held by remote communication stating such means, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally, or by telegram, facsimile or cable or other electronic means, by or at the direction of the Chief Executive Officer, the Secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. Such notice shall be deemed to be given at the time of receipt thereof if given personally or at the time of transmission thereof if given by telegram, telex, facsimile or cable or other electronic means.
SECTION 4.   Quorum.   The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.
SECTION 5.   Voting Process.   If a quorum is present or represented, the affirmative vote of a majority of the shares of stock present or represented at the meeting, by ballot, proxy or electronic ballot, shall be the act of the stockholders unless the vote of a greater number of shares of stock is required by law, by the Certificate of Incorporation or by these by-laws. Each outstanding share of stock having voting power, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. A shareholder may vote either in person, by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or by an electronic ballot from which it can be determined that the ballot was authorized by a stockholder or proxyholder. The term, validity and enforceability of any proxy shall be determined in accordance with the General Corporation Law of the State of Delaware.
SECTION 6.   Written Consent of Stockholders Without a Meeting.   Whenever the stockholders are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice and without a vote, if a written consent or electronic transmission, setting forth the action so taken, shall be signed or e-mailed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting called for such purpose.
ARTICLE III
DIRECTORS
SECTION 1.   Powers.   The business affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these by-laws directed or required to be exercised or done by the stockholders. The Board of Directors may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these by-laws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation.
SECTION 2.   Number, Qualifications, Term.   The Board of Directors shall consist of one or more members. The number of directors shall be fixed initially by the Incorporator and may thereafter be changed from time to time by resolution of the Board of Directors or of the shareholders. Directors need not be residents of the State of Delaware nor stockholders of the corporation. The directors shall be elected at the annual meeting of the stockholders, and each director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified.
SECTION 3.   Vacancies.   Vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify. A vacancy created by the removal of a director by the stockholders may be filled by the stockholders.
SECTION 4.   Place of Meetings.   Meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware.
SECTION 5.   First Meeting.   The first meeting of each newly elected Board of Directors shall be held immediately following and at the place of the annual meeting of stockholders and no other notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.
SECTION 6.   Regular Meetings.   Regular meetings of the Board of Directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the Board.
SECTION 7.   Special Meetings.   Special meetings of the Board of Directors may be called by the Chief Executive Officer or by the number of directors who then legally constitute a quorum. Notice of each special meeting shall, if mailed, be addressed to each director at least ten nor more than sixty days prior to the date on which the meeting is to be held.
SECTION 8.   Notice; Waiver.   Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.
SECTION 9.   Quorum.   Two-thirds of the directors then in office shall constitute a quorum for the transaction of business unless a greater number is required by law, by the Certificate of Incorporation or by these by-laws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
SECTION 10.   Action Without A Meeting.   Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing or by electronic transmission, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. In addition, meetings of the Board of Directors may be held by means of conference telephone or voice communication as permitted by the General Corporation Law of the State of Delaware.
SECTION 11.   Action.   Except as otherwise provided by law or in the Certificate of Incorporation or these by-laws, if a quorum is present, the affirmative vote of a majority of the members of the Board of Directors will be required for any action.
SECTION 12.   Removal of Directors.   Any director may be removed, either for or without cause, at any time by action of the holders of more than 66 2/3% of the voting power of the then-outstanding shares of capital stock entitled to vote generally at an election of directors, voting together as a single class, either at a meeting of the holders of such shares or, whenever permitted by law, without a meeting by their written consents thereto.
ARTICLE IV
COMMITTEES
SECTION 1.   Executive Committee.   The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more of its members to constitute members or alternate members of an Executive Committee.
SECTION 2.   Powers and Authority of Executive Committee.   The Executive Committee shall have and may exercise, between meetings of the Board of Directors, all the powers and authority of the Board in the management of the business and affairs of the Company, including, the right to authorize the purchase of stock, except that the Executive Committee shall not have such power or authority in reference to amending the Certificate of Incorporation; adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets; recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the by-laws of the Corporation or authorizing the declaration of a dividend.
SECTION 3.   Other Committees.   The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more other committees, each of which shall, except as otherwise prescribed by law, have such authority of the Board as shall be specified in the resolution of the Board designating such committee. A majority of all the members of such committee may determine its action and fix the time and place of its meeting, unless the Board shall otherwise provide. The Board shall have the power at any time to change the membership of, to fill all vacancies in and to discharge any such committee, either with or without cause.
SECTION 4.   Procedure; Meetings; Quorum.   Regular meetings of the Executive Committee or any other committee of the Board of Directors, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the members thereof. Special meetings of the Executive Committee or any other committee of the Board shall be called at the request of any member thereof. So far as applicable, the provisions of Article III of these by-laws relating to notice, quorum and voting requirements applicable to meetings of the Board shall govern meetings of the Executive Committee or any other committee of the Board. The Executive Committee and each other committee of the Board shall keep written minutes of its proceedings and circulate summaries of such written minutes to the Board before or at the next meeting of the Board.
ARTICLE V
OFFICERS
SECTION 1.   Number.   The Board of Directors at its first meeting after each annual meeting of stockholders shall choose one or more Chief Executive Officers and a Secretary, none of whom need be a member of the Board. The Board may also choose a Chairman from among the directors, one or more Executive Vice Presidents, one or more Vice Presidents, Assistant Secretaries, Treasurers and Assistant Treasurers. The Board may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The same person may hold two or more offices.

SECTION 2.   Compensation.   The salaries or other compensation of all officers of the corporation shall be fixed by the Board of Directors. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he or she is also a director.
SECTION 3.   Term; Removal; Vacancy.   The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.
SECTION 4.   Chairman.   The Chairman shall, if one be elected, preside at all meetings of the Board of Directors.
SECTION 5.   Chief Executive Officer.   The Chief Executive Officer, shall preside at all meetings of the stockholders and the Board of Directors in the absence of a Chairman, shall have general supervision over the business of the corporation and shall see that all directions and resolutions of the Board of Directors are carried into effect.
SECTION 6.   Vice President.   The Vice President shall, in the absence or disability of the Chief Executive Officers, perform the duties and exercise the powers of the Chief Executive officers and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. The Vice President shall, in the absence or disability of the Chief Executive Officer and of the Vice President, perform the duties and exercise the powers of the Chief Executive Officer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. If there shall be more than one vice president, the vice presidents shall perform such duties and exercise such powers in the absence or disability of the Chief Executive Officer and of the Vice President, in the order determined by the Board of Directors.
SECTION 7.   Secretary.   The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have the authority to affix the same to an instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.
SECTION 8.   Assistant Secretary.   The Assistant Secretary, if there shall be one, or if there shall be more than one, the assistant secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such powers as the Board of Directors may from time to time prescribe.
SECTION 9.   Treasurer.   The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman, the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of his transactions as Treasurer and of the financial condition of the corporation.
SECTION 10.   Assistant Treasurer.   The Assistant Treasurer, if there shall be one, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE VI
CAPITAL STOCK
SECTION 1.   Form.   The shares of the capital stock of the corporation shall be represented by certificates in such form as shall be approved by the Board of Directors and shall be signed by the Chief Executive Officer, a Vice President or a Vice President, and by the Treasurer or an assistant treasurer or the Secretary or an Assistant Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof.
SECTION 2.   Lost and Destroyed Certificates.   The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.
SECTION 3.   Transfer of Shares.   Upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the corporation.
ARTICLE VII
INDEMNIFICATION
SECTION 1. (a) The Corporation shall indemnify, subject to the requirements of subsection (d) of this Section, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
(b)   The Corporation shall indemnify, subject to the requirements of subsection (d) of this Section, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.
(c)   To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this Section, or in defense of any claim, issue or matter therein, the Corporation shall indemnify him against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(d)   Any indemnification under subsections (a) and (b) of this Section (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of this Section. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.
(e)   Expenses incurred by a director, officer, employee or agent in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.
(f)   The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Section shall not limit the Corporation from providing any other indemnification or advancement of expenses permitted by law nor shall they be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.
(g)   The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section.
(h)   For the purposes of this Section, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.
(i)   For purposes of this Section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section.
(j)   The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall, unless otherwise provided when authorized or ratified by the Board of Directors, continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs executors and administrators of such a person.
ARTICLE VIII
GENERAL PROVISIONS
SECTION 1.   Checks.   All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

SECTION 2.   Fiscal Year.   The fiscal year of the corporation shall be determined, and may be changed, by resolution of the Board of Directors.
SECTION 3.   Seal.   The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.
ARTICLE IX
AMENDMENTS
SECTION 1. These by-laws may be altered, amended, supplemented or repealed or new by-laws may be adopted (a) at any regular or special meeting of stockholders at which a quorum is present or represented, by the affirmative vote of the holders of at least 66 2/3% of the voting power of the then-outstanding shares of capital stock entitled to vote generally at an election of directors, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting, or (b) by a resolution adopted by a majority of the whole Board of Directors at any regular or special meeting of the Board. The stockholders shall have authority to change or repeal any by-laws adopted by the directors.

ANNEX E
ASCENSE BRANDS INC.
2022 OMNIBUS INCENTIVE PLAN
ARTICLE I
PURPOSE
The purpose of this Ascense Brands Inc. 2022 Omnibus Incentive Plan (the “Plan”) is to benefit Ascense Brands Inc., a Delaware corporation (the “Company”) and its stockholders, by assisting the Company and its subsidiaries to attract, retain and provide incentives to key management employees, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, Distribution Equivalent Rights or any combination of the foregoing.
ARTICLE II
DEFINITIONS
The following definitions shall be applicable throughout the Plan unless the context otherwise requires:
2.1   “Affiliate” shall mean (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
2.2   “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, Stock Appreciation Right, Distribution Equivalent Right or Unrestricted Stock Award.
2.3   “Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, as amended.
2.4   “Board” shall mean the Board of Directors of the Company.
2.5   “Base Value” shall have the meaning given to such term in Section 14.2.
2.6   “Cause” shall mean (i) if the Holder is a party to an employment or service agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term), “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.
2.7   “Change of Control” shall mean, except as otherwise provided in an Award Agreement, (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term), “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):
(a)   Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;
(b)   The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock or ordinary shares, as applicable, of the surviving corporation immediately after the Business Combination as immediately before;
(c)   The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;
(d)   The approval by the holders of shares of Shares of a plan of complete liquidation of the Company, other than a merger of the Company into any subsidiary or a liquidation as a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or ordinary shares, as applicable, of the surviving corporation immediately after such liquidation as immediately before; or
(e)   Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).
Notwithstanding the foregoing, solely for the purpose of determining the timing of any payments pursuant to any Award constituting a “deferral of compensation” subject to Code Section 409A, a Change of Control shall be limited to a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the U.S. Treasury Regulations.
2.8   “Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
2.9   “Committee” shall mean a committee comprised of two (2) or more members of the Board who are selected by the Board as provided in Section 4.1.
2.10   “Company” shall have the meaning given to such term in the introductory paragraph, including any successor thereto.
2.11   “Consultant” shall mean any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
2.12   “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.
2.13   “Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the period the Holder held the Distribution Equivalent Right.
2.14   “Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.
2.15   “Effective Date” shall mean [•], 2022.
2.16   “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.
2.17   “Exchange Act” shall mean the United States of America Securities Exchange Act of 1934, as amended.
2.18   “Fair Market Value” shall mean, as of any date, the value of a share of Stock determined as follows:
(a)   If the Stock is listed on any established stock exchange or a national market system, the per share closing sales price for shares of Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(b)   If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Stock will be the mean between the high bid and low asked per share prices for the Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(c)   In the absence of an established market for the Stock, the Fair Market Value will be determined in good faith by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose).
(d)   Notwithstanding the foregoing, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.
2.19   “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.
2.20   “Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.
2.21   “Incentive Stock Option” shall mean an Option which is designated by the Committee as an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.
2.22   “Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

2.23   “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.
2.24   “Non-qualified Stock Option” shall mean an Option which is not designated by the Committee as an Incentive Stock Option.
2.25   “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.
2.26   “Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.
2.27   “Performance Criteria” shall mean the criteria selected by the Committee for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.
2.28   “Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria, which may be related to the performance of the Holder, the Company or an Affiliate.
2.29   “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of the Performance Goals shall be measured for purposes of determining a Holder’s right to, and the payment of, a Performance Stock Award or a Performance Unit Award.
2.30   “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined Performance Goals, Shares are paid to the Holder.
2.31   “Performance Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Stock Award.
2.32   “Performance Unit Award” or “Performance Unit” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined Performance Goals, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.
2.33   “Performance Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.
2.34   “Plan” shall mean this Ascense Brands Inc. 2022 Omnibus Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.
2.35   “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Shares, the transferability of which by the Holder is subject to Restrictions.
2.36   “Restricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.
2.37   “Restricted Stock Unit Award” and “RSUs” shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a payment in cash or Shares shall be made to the Holder, based on the number of Units awarded to the Holder.
2.38   “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.
2.39   “Restriction Period” shall mean the period of time for which Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.
2.40   “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

2.41   “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.
2.42   “Shares” or “Stock” shall mean the common stock of the Company, par value $0.0001 per share.
2.43   “Stock Appreciation Right” or “SAR” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.
2.44   “Stock Appreciation Right Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.
2.45   “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the Shares under the related Option, all as set forth in Article XIV.
2.46   “Ten Percent Stockholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.
2.47   “Termination of Service” shall mean a termination of a Holder’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.4. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.
2.48   “Total and Permanent Disability” of an individual shall mean the inability of such individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, within the meaning of Section 22(e)(3) of the Code.
2.49   “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Share for purposes of each Restricted Stock Unit Award.
2.50   “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Shares which are not subject to Restrictions.
2.51   “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.
ARTICLE III
EFFECTIVE DATE OF PLAN
The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.
ARTICLE IV
ADMINISTRATION
4.1   Composition of Committee.   The Plan shall be administered by the Committee, which shall be appointed by the Board. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act or relevant securities exchange or inter-dealer quotation service, the Committee shall consist solely of two (2) or more Directors who are each (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) “independent” for purposes of any applicable listing requirements;. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

4.2   Powers.   Subject to the other provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to (i) determining which Employees, Directors or Consultants shall receive an Award, (ii) the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), (iii) what type of Award shall be granted, (iv) the term of an Award, (v) the date or dates on which an Award vests, (vi) the form of any payment to be made pursuant to an Award, (vii) the terms and conditions of an Award (including the forfeiture of the Award, and/or any financial gain, if the Holder of the Award violates any applicable restrictive covenant thereof), (viii) the Restrictions under a Restricted Stock Award, (ix) the number of Shares which may be issued under an Award, (x) Performance Goals applicable to any Award and certification of the achievement of such goals, and (xi) the waiver of any Restrictions or Performance Goals, subject in all cases to compliance with applicable laws. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant.
4.3   Additional Powers.   The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.
4.4   Committee Action.   Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.
ARTICLE V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON
5.1   Authorized Shares.   The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to any adjustments as necessary pursuant to Article XV, the aggregate number of shares of Stock reserved and available for grant and issuance under the Plan is [•]1. [In addition, subject to any adjustments as necessary pursuant to Article XV, such aggregate number of shares of Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2023 and ending on (and including) January 1, 2032, in an amount equal to [5]% of the total number of shares of Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Stock.] In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Stock (either actually or by attestation) or by the withholding of Stock by the Company, or (ii) tax or deduction liabilities arising from such Option or other Award are satisfied by the tendering of Stock (either actually quor by attestation) or by the withholding of Stock by the Company, then in each such case the shares of Stock so tendered or withheld shall be added to the shares of Stock available for grant under the Plan on a one-for-one basis. Shares underlying Awards under this Plan that are forfeited, canceled, expire unexercised, or are settled in cash shall also be available again for issuance as Awards under the Plan.
5.2   Types of Shares.   The Shares to be issued pursuant to the grant or exercise of an Award may consist of authorized but unissued Shares, Shares purchased on the open market or Shares previously issued and outstanding and reacquired by the Company.

1
NTD. This can be expressed as an aggregate number or a percentage of the value of the Company on a fully-diluted basis.

5.3   Aggregate Incentive Stock Option Limit.   Notwithstanding anything to the contrary in Section 5.1, and subject to Article XV, the aggregate maximum number of shares of Stock that may be issued pursuant to the exercise of Incentive Stock Options is [•] shares.
5.4   [Non-Employee Director Compensation Limit.   The maximum number of shares of Stock that may be subject to an Award granted under the Plan during any single fiscal year to any non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed [•] in total value (calculating the value of any such Award based on the Fair Market Value on the date of grant of such Award for financial reporting purposes).]
ARTICLE VI
ELIGIBILITY AND TERMINATION OF SERVICE
6.1   Eligibility.   Awards made under the Plan may be granted solely to individuals who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, or any combination thereof, and solely for Employees, an Incentive Stock Option.
6.2   Termination of Service.   Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.3 or 6.4, the following terms and conditions shall apply with respect to a Holder’s Termination of Service with the Company or an Affiliate, as applicable:
(a)   The Holder’s rights, if any, to exercise any then exercisable Options and/or Stock Appreciation Rights shall terminate:
(i)   If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;
(ii)   If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or
(iii)   If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.
Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options and Stock Appreciation Rights. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Holder has the right to exercise any vested Non-qualified Stock Option or Stock Appreciation Right, which time period may not extend beyond the expiration date of the Award term.
(b)   In the event of a Holder’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or RSUs shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or RSUs.
6.3   Special Termination Rule.   Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding.

Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.
6.4   Termination of Service for Cause.   Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, in the event of a Holder’s Termination of Service for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such Termination of Service.
ARTICLE VII
OPTIONS
7.1   Option Period.   The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant. If the Option would expire at a time when the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be automatically extended to a date that is 30 calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the option period.
7.2   Limitations on Exercise of Option.   An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement
7.3   Special Limitations on Incentive Stock Options.   To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the earlier of the Effective Date or date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.
7.4   Option Agreement.   Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the other provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, a Non-qualified Stock Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Shares to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Shares from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Shares to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Option Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.
7.5   Option Price and Payment.   The price at which a Share may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by Ten Percent Stockholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Shares otherwise issuable in connection with the exercise of the Option. Separate share certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of a Non-qualified Stock Option.
7.6   Stockholder Rights and Privileges.   The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Shares as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.
7.7   Options and Rights in Substitution for Stock or Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate. Any substitute Awards granted under this Plan shall not reduce the number of Shares authorized for grant under the Plan.
7.8   Prohibition Against Repricing.   Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.
ARTICLE VIII
RESTRICTED STOCK AWARDS

8.1   Award.   A Restricted Stock Award shall constitute an Award of Shares to the Holder as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.
8.2   Terms and Conditions.   At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Company shall cause the Shares to be issued in the name of Holder, either by book-entry registration or issuance of one or more stock certificates evidencing the Shares, which Shares or certificates shall be held by the Company or the stock transfer agent or brokerage service selected by the Company to provide services for the Plan. The Shares shall be restricted from transfer and shall be subject to an appropriate stop-transfer order, and if any certificate is issued, such certificate shall bear an appropriate legend referring to the restrictions applicable to the Shares. After any Shares vest, the Company shall deliver the vested Shares, in book-entry or certificated form in the Company’s sole discretion, registered in the name of Holder or his or her legal representatives, beneficiaries or heirs, as the case may be, less any Shares withheld to pay withholding taxes. If provided for under the Restricted Stock Agreement, the Holder shall have the right to vote Shares subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Shares during the Restriction Period. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All Shares delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder at the time of vesting.
8.3   Payment for Restricted Stock.   The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.
ARTICLE IX
UNRESTRICTED STOCK AWARDS
9.1   Award.   Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.
9.2   Terms and Conditions.   At the time any Award is made under this Article IX, the Company and the Holder shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.
9.3   Payment for Unrestricted Stock.   The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.
ARTICLE X
RESTRICTED STOCK UNIT AWARDS

10.1   Award.   A Restricted Stock Unit Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified vesting schedule. At the time a Restricted Stock Unit Award is made, the Committee shall establish the vesting schedule applicable to such Award. Each Restricted Stock Unit Award may have a different vesting schedule, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares pursuant to Section 10.3.
10.2   Terms and Conditions.   At the time any Award is made under this Article X, the Company and the Holder shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Holder. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.
10.3   Distributions of Shares.   The Holder of a Restricted Stock Unit shall be entitled to receive Shares or a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).
ARTICLE XI
PERFORMANCE UNIT AWARDS
11.1   Award.   A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) Performance Goals based on selected Performance Criteria, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder. At the time a Performance Unit Award is made, the Committee shall establish the Performance Period and applicable Performance Goals. Each Performance Unit Award may have different Performance Goals, in the discretion of the Committee. A Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares.
11.2   Terms and Conditions.   At the time any Award is made under this Article XI, the Company and the Holder shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Unit Agreement the Performance Period, Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Holder and the dollar value or formula assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Agreements need not be identical.
11.3   Payments.   The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Agreement) the Performance Goals set forth in such Performance Unit Agreement. All payments shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.
ARTICLE XII
PERFORMANCE STOCK AWARDS
12.1   Award.   A Performance Stock Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Performance Period subject to achievement of specified Performance Goals. At the time a Performance Stock Award is made, the Committee shall establish the Performance Period and applicable Performance Goals based on selected Performance Criteria. Each Performance Stock Award may have different Performance Goals, in the discretion of the Committee. A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares unless and until the Holder shall receive a distribution of Shares pursuant to Section 12.3.
12.2   Terms and Conditions.   At the time any Award is made under this Article XII, the Company and the Holder shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Stock Agreement the Performance Period, selected Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Shares pursuant to such Holder’s Performance Stock Award and the number of Shares subject to such Performance Stock Award. Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. If such Performance Goals are achieved, the distribution of Shares (or the payment of cash, as determined in the sole discretion of the Committee), shall be made in accordance with Section 12.3, below. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards, including, but not limited to, rules pertaining to the effect of the Holder’s Termination of Service prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Stock Agreements need not be identical.
12.3   Distributions of Shares.   The Holder of a Performance Stock Award shall be entitled to receive a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee, for each Performance Stock Award subject to such Performance Stock Agreement, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.
ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS
13.1   Award.   A Distribution Equivalent Right shall entitle the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the specified period of the Award.
13.2   Terms and Conditions.   At the time any Award is made under this Article XIII, the Company and the Holder shall enter into a Distribution Equivalent Rights Award Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in Shares, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award (other than an Option or a SAR), whereby, if so awarded, such Distribution

Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.
13.3   Interest Equivalents.   The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest is credited and vested), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.
ARTICLE XIV
STOCK APPRECIATION RIGHTS
14.1   Award.   A Stock Appreciation Right shall constitute a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.
14.2   Terms and Conditions.   At the time any Award is made under this Article XIV, the Company and the Holder shall enter into a Stock Appreciation Right Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Stock Appreciation Right Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which shall be not less than the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right, (ii) the number of Shares subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of the portion of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Shares having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:
(a)   The excess of (i) the Fair Market Value of a Share on the date of exercise, over (ii) the Base Value, multiplied by,
(b)   The number of Shares with respect to which the Stock Appreciation Right is exercised.
14.3   Tandem Stock Appreciation Rights.   If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:
(a)   The Base Value shall be equal to or greater than the per Share exercise price under the related Option;
(b)   The Tandem Stock Appreciation Right may be exercised for all or part of the Shares which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a Share is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be canceled);
(c)   The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;
(d)   The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Share exercise price under the related Option and the Fair Market Value of the Shares subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of the Shares with respect to which the Tandem Stock Appreciation Right is exercised; and
(e)   The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of the Shares subject to the related Option exceeds the per Share exercise price under the related Option.

ARTICLE XV
RECAPITALIZATION OR REORGANIZATION
15.1   Adjustments to Shares.   The shares with respect to which Awards may be granted under the Plan are Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Shares or the payment of an Share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased, and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced, and the purchase price per Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.
15.2   Recapitalization.   If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Shares then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Shares then covered by such Award.
15.3   Other Events.   In the event of changes to the outstanding Shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Shares or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of Shares available under the Plan pursuant to Section 5.1 may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award.
15.4   Change of Control.   The Committee may, in its sole discretion, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per Share in the Change of Control over the per Share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Holder whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee; (iv) to be purchased from a Holder whose employment has been terminated as a result of a Change of Control, upon the Holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change. The number of Shares subject to any Award shall be rounded to the nearest whole number.
15.5   Powers Not Affected.   The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
15.6   No Adjustment for Certain Awards.   Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Awards theretofore granted or the purchase price per Share, if applicable.
ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN
The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to Section 7.8 (repricing prohibitions) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Stock may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Holder or beneficiary (unless such change is required in order to exempt the Plan or any Award from Section 409A of the Code).
ARTICLE XVII
MISCELLANEOUS
17.1   No Right to Award.   Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.
17.2   No Rights Conferred.   Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.
17.3   Other Laws; No Fractional Shares; Withholding.   The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid. The Company shall have the right to deduct in cash

(whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.
17.4   No Restriction on Corporate Action.   Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.
17.5   Restrictions on Transfer.   No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Holder, subject to compliance with applicable laws. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.
17.6   Beneficiary Designations.   Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.
17.7   Rule 16b-3.   It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.
17.8   Clawback Policy.   All Awards (including on a retroactive basis) granted under the Plan are subject to the terms of any Company forfeiture, incentive compensation recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable laws, as well as any other policy of the Company that may apply to the Awards, such as anti-hedging or pledging policies, as they may be in effect from time to time. In particular, these policies and/or provisions shall include, without limitation, (i) any Company policy established to comply with applicable laws (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (ii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the shares of Stock or other securities are listed or quoted, and these requirements shall be deemed incorporated by reference into all outstanding Award Agreements.
17.9   No Obligation to Notify or Minimize Taxes.   The Company shall have no duty or obligation to any Holder to advise such Holder as to the time or manner of exercising any Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such Holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to any person.

17.10   Section 409A of the Code.
(a)   Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Section 409A of the Code and the authoritative guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. Each payment under an Award shall be treated as a separate payment for purposes of Section 409A of the Code.
(b)   If a Holder is a “specified employee” (as such term is defined for purposes of Section 409A of the Code) at the time of his termination of service, no amount that is nonqualified deferred compensation subject to Section 409A of the Code and that becomes payable by reason of such termination of service shall be paid to the Holder (or in the event of the Holder’s death, the Holder’s representative or estate) before the earlier of (x) the first business day after the date that is six months following the date of the Holder’s termination of service, and (y) within 30 days following the date of the Holder’s death. For purposes of Section 409A of the Code, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Section 409A of the Code, and references in the Plan and any Award Agreement to “termination of service” or similar terms shall mean a “separation from service.” If any Award is or becomes subject to Section 409A of the Code, unless the applicable Award Agreement provides otherwise, such Award shall be payable upon the Holder’s “separation from service” within the meaning of Section 409A of the Code. If any Award is or becomes subject to Section 409A of the Code and if payment of such Award would be accelerated or otherwise triggered under a Change of Control, then the definition of Change of Control shall be deemed modified, only to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, to mean a “change in control event” as such term is defined for purposes of Section 409A of the Code.
(c)   Any adjustments made pursuant to Article XV to Awards that are subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code, and any adjustments made pursuant to Article XV to Awards that are not subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (x) continue not to be subject to Section 409A of the Code or (y) comply with the requirements of Section 409A of the Code.
17.11   Indemnification.   Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.
17.12   Other Benefit Plans.   No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.
17.13   Limits of Liability.   Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

17.14   Governing Law.   Except as otherwise provided herein, the Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of law provisions thereof.
17.15   Subplans.   The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Holders within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Holders in any jurisdiction that is not affected.
17.16   Notification of Election Under Section 83(b) of the Code.   If any Holder, in connection with the acquisition of Stock under an Award, makes the election permitted under Section 83(b) of the Code, if applicable, the Holder shall notify the Company of the election within ten days of filing notice of the election with the Internal Revenue Service.
17.17   Paperless Administration.   If the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
17.18   Broker-Assisted Sales.   In the event of a broker-assisted sale of Stock in connection with the payment of amounts owed by a Holder under or with respect to the Plan or Awards: (a) any Stock to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) the Stock may be sold as part of a block trade with other Holders in the Plan in which all participants receive an average price; (c) the applicable Holder will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Holder agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of the sale that exceed the amount owed, the Company will pay the excess in cash to the applicable Holder as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for the sale at any particular price; and (f) if the proceeds of the sale are insufficient to satisfy the Holder’s applicable obligation, the Holder may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Holder’s obligation.
17.19   Data Privacy.   As a condition for receiving any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 17.19 by and among the Company and its subsidiaries and Affiliates exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its subsidiaries and Affiliates may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Stock held in the Company or its subsidiaries and Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Holder authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Holder may elect to deposit any Stock. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding the Holder, request additional information about the storage and processing of the Data regarding the Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 17.19 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws the consents in this Section 17.19.
17.20   Severability of Provisions.   If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.
17.21   No Funding.   The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.
17.22   Headings.   Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Annex F
January 26, 2022
Fairness Opinion Committee of the Board of Directors
Global Consumer Acquisition Corporation
1926 Rand Ridge Court
Marietta, GA 30062
To the Fairness Opinion Committee of the Board of Directors:
Global Consumer Acquisition Corporation (the “Company” or “GACQ”) has entered into a Stock Purchase Agreement, dated as of December 13, 2021, pursuant to which it plans to acquire all of the issued and outstanding share capital (the “Proposed Transaction”) of GP Global Limited, an offshore company with limited liability organized in the Jebel Ali Free Zone, Dubai, United Arab Emirates (the “Target”). The Company has requested BDO USA, LLP (“BDO”) to provide to the Company’s Fairness Opinion Committee of the board of directors (the “FO Committee”) BDO’s opinion (the “Opinion”) as to the fairness from a financial point of view to the Company of the Purchase Price (as defined in the Stock Purchase Agreement) to be paid by the Company in the Proposed Transaction pursuant to the Stock Purchase Agreement.
1.
Description of the Proposed Transaction

The Stock Purchase Agreement dated as of December 13, 2021 (the “Agreement”), between the Company, TGP Trading FZCO, and Target, sets forth the terms of the Proposed Transaction. The Agreement provides, among other things, that the Company will purchase all of the issued and outstanding share capital of the Target, in a stock for stock transaction.
2.
Scope of the Analysis

In connection with this Opinion, BDO has, among other things:
a)
Considered the Agreement;

b)
Reviewed certain publicly available business and historical financial information relating to the Company including the Company’s unaudited interim financial statements for the quarter ended September 30, 2021 included in the Company’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”);

c)
Reviewed certain non-public internal financial information and other data relating to the business and financial prospects for the Company, including financial forecasts prepared by management of the Company (the “Management Forecasts”), that were provided to us by the Company for the purpose of our analysis and accordingly on which basis we prepared our analysis;

d)
Reviewed certain non-public internal financial information and other data relating to the business and financial prospects for the Target, including financial forecasts prepared by management of the Company (the “Target Forecasts”), that were provided to us by the Company for the purpose of our analysis and accordingly on which basis we prepared our analysis;

e)
Conducted discussion with, and relied on statements made by, members of the senior managements of the Company and Target concerning the business, operations, historical financial results, and future prospects of the Company and Target, and the Proposed Transaction;

f)
Reviewed a letter dated January 25, 2022 from the management of the Company which made certain representations as to historical financial statements, financial projections and the underlying assumptions, and a pro forma consolidated schedule of assets and liabilities for the Company;

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g)
Considered the historical trading price and trading volume of the Company’s common stock, and the publicly traded securities of certain other companies that we deemed relevant;

h)
Considered certain financial performance data of the Target and compared that data with similar data for other companies in lines of business we deemed relevant;

i)
Performed a discounted cash flow analysis;

j)
Considered certain pro forma effects of the Proposed Transaction on the Company’s and Target’s financial statements and reviewed certain estimates of synergies prepared by Company and Target management; and

k)
Considered such other information, financial studies, analyses and investigations and financial, economic and market criteria as we deemed relevant and appropriate for purposes of this Opinion.

It should be noted that our opinion does not represent our view as to the current value of the Company’s common stock nor what the value of the Company’s common stock actually will be when the Company’s common stock is issued to the stockholder of the Target following consummation of the Proposed Transaction.
3.
Assumptions, Qualifications, and Limiting Conditions

The opinions expressed herein are subject to the following additional qualifications and limitations, with the Company’s consent:
i.
In arriving at our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all financial and other information that was publicly available or furnished to us by the Company, or otherwise reviewed by us for purposes of this Opinion, and we have not assumed and we do not assume any responsibility or liability for any such information. With respect to the financial forecasts examined by us, we have assumed that they have been reasonably prepared on bases reflecting the best currently available information and good faith judgments of the Company’s and Target’s management as to the future financial performance of the Company and Target;

ii.
Except as set forth in the following sentence, we have not made an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Target, and we have assumed that any third party appraisals or value estimates provided to us by or on behalf of the Company or the Target were prepared on a reasonable basis. BDO is currently providing valuation services with respect to certain operations and real estate assets owned by the Target in order to assist the Company with tax planning. BDO has received and expects to receive payment for its services as described below.

iii.
BDO has not been requested to, and did not, (a) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the assets, businesses or operations of the Company, or any alternatives to the Proposed Transaction, (b) negotiate the terms of the Proposed Transaction, and therefore, BDO has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Agreement and with respect to the Proposed Transaction, or (c) advise the Company, the FO Committee or any other party with respect to alternatives to the Proposed Transaction.

iv.
We have assumed that the Proposed Transaction as consummated will not differ in any material respect from that described in the Agreement, without any adverse waiver or amendment of any material term or condition thereof, and that the parties to the Agreement will comply with all material terms of the Agreement;

v.
We have assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Agreement without any amendments thereto or any waivers of any terms or conditions thereof;

F-2

vi.
We accept no responsibility for the accounting or other data and commercial assumptions on which this Opinion is based. Further, this Opinion does not address any legal, regulatory, taxation or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals;

vii.
This Opinion does not address, and should not be construed to address, the relative merits of the Proposed Transaction as compared to other business strategies or transactions that might be available with respect to the Company, the underlying business decision of the Company to effect the Proposed Transaction, or whether the Purchase Price represents the lowest value obtainable by the Company. We express no view as to the federal, state or local tax consequences of the Proposed Transaction;

viii.
This Opinion is based on business, economic, regulatory, monetary, market and other conditions as they exist as of the date hereof or as of the date of the information provided to us;

ix.
This Opinion is effective as of the date hereof. We have no obligation to update the Opinion and expressly disclaim any responsibility to do so; and

x.
We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on (a) the Company, (b) the Target, or (c) the contemplated benefits expected to be derived in the Proposed Transaction.

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in our analysis and in connection with the preparation of this Opinion, BDO has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.
This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. This Opinion does not constitute a view regarding the solvency of the Company or Target prior to or subsequent to the Proposed Transaction. BDO has performed no procedures to determine the solvency of the Company or Target. As such, this Opinion does not constitute a solvency opinion, and should not be relied upon for such purposes. In addition, BDO is not expressing any opinion as to the market price or value of any of the Company’s or Target’s securities. BDO has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.
In rendering this Opinion, BDO is not expressing any opinion with respect to the amount or nature of any compensation to any of the Target’s officers, directors, or employees, or any class of such persons, relative to the Purchase Price, or with respect to the fairness of any such compensation.
This Opinion may not be quoted or referred to, in whole or in part, filed with, or furnished or disclosed to any other party, or used for any other purpose, without our prior written consent, except as described in the remainder of this paragraph. This Opinion may be included in its entirety in any proxy statement distributed to stockholders of the Company in connection with the Proposed Transaction or other document required by law or regulation to be filed with the Securities and Exchange Commission, and you may summarize or otherwise reference the existence of this Opinion in such documents, provided that any such summary or reference language shall also be subject to the prior written approval by BDO.
This Opinion is provided solely for the benefit of the FO Committee, in their capacity as Directors of the Company, in connection the Proposed Transaction. This Opinion is not on behalf of, and shall not confer rights or remedies upon, may not be relied upon by, and does not constitute a recommendation by BDO to, any holder of securities of the Target or any other person other than the FO Committee or any form of assurance by BDO as to the condition of the Company or Target; instead, it merely states whether the Purchase Price is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of BDO to any party.

F-3

4.
Disclosure of Prior Relationships

We will receive a fee as compensation for our services in rendering this Opinion. No portion of BDO’s fee is contingent upon either the conclusion expressed in the Opinion or whether or not the Proposed Transaction is successfully consummated. Pursuant to the terms of the engagement letter between the Company and BDO, a portion of BDO’s fee is payable upon BDO stating to the FO Committee that it is prepared to deliver its Opinion. Other than this engagement, BDO is currently providing valuation services with respect to certain operations and real estate assets owned by the Target in order to assist the Company with tax planning, for which BDO has been paid $12,500 by the Company to date, and BDO expects to receive an additional $12,500 from the Company upon completion of the valuation services. Except for the preceding sentence, BDO has not had any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.
5.
Conclusion

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Purchase Price to be paid by the Company in the Proposed Transaction is fair to the Company from a financial point of view.
This Opinion has been approved by the internal opinion committee of BDO.
Sincerely,
BDO USA, LLP

F-4

PRELIMINARY COPY — SUBJECT TO COMPLETION, DATED [•], 2022 PROXY CARD GLOBAL CONSUMER ACQUISITION CORP. 1926 Rand Ridge Court Marietta GA, 30062 SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL CONSUMER ACQUISITION CORP. The undersigned hereby appoints [•] and [•] as proxies (the “Proxies”), and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all common stock of Global Consumer Acquisition Corp. (“GACQ”) held of record by the undersigned on [•], 2022 at the special meeting of stockholders to be held on [•], 2022, or any postponement or adjournment thereof. Due to the public health concerns relating to the COVID-19 pandemic, after careful consideration, GACQ has determined that the special meeting of stockholders will be a virtual meeting conducted exclusively via live webcast to facilitate stockholder attendance and participation while safeguarding the health and safety of GACQ’s stockholders, board of directors and management. To register and receive access to the virtual meeting, stockholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the special meeting of stockholders, or any postponement or adjournment thereof. The undersigned acknowledges receipt of this proxy statement and revokes all prior proxies for the special meeting of stockholders. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE STOCKHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. (Continued and to be marked, dated and signed on reverse side) [White Card]

PROXYTHIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 8 BELOW. THE GACQ’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL AND DIRECTOR NOMINEE.•Proposal 1 — The Luminex Business Combination Proposal — to consider and vote, assuming the Charter Proposal (as defined below) is approved and adopted, upon a proposal to approve the transactions contemplated under the Luminex SPA (such proposal, the “Luminex Business Combination Proposal”). A copy of the Luminex SPA is attached to the proxy statement as Annex A;FORAGAINSTABSTAIN•Proposal 2 – The GP Global Business Combination Proposal — to consider and vote, assuming the Charter Proposal is approved and adopted, upon a proposal to approve the transactions contemplated under the GP Global SPA (such proposal, the “GP Global Business Combination Proposal”). A copy of the GP Global SPA is attached to the proxy statement as Annex B;FORAGAINSTABSTAIN•Proposal 3— The Charter Proposal — to consider and vote, assuming [that either the] Luminex Business Combination Proposal or the GP Global Business Combination Proposal (collectively, the (“Business Combination Proposals”) is approved and adopted, upon a proposal to approve the proposed Second Amended and Restated Certificate of Incorporation of GACQ, a copy of which is attached to the proxy statement as Annex C (the “Proposed Charter,” and such proposal, the “Charter Proposal”);FORAGAINSTABSTAIN•Proposal 4— The AdvisoryCharter Proposals — to approve and adopt, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as separate sub-proposals (which we refer to, collectively, as the “Advisory Charter Proposals”):(i) Advisory Charter Proposal A - ProvisionsSpecific to a Blank Check CompanyFORAGAINSTABSTAIN (ii) Advisory Charter Proposal B— Authorized Shares of BlankCheck Preferred Stock(iii) Advisory Charter ProposalC —Voting Threshold forDirector RemovalFORAGAINSTABSTAIN

•Proposal 5 — The Nasdaq Proposal — to consider and vote upon a proposal to approve the issuance of more than 20% of the issued and outstanding shares of GACQ Common Stock in connection with the issuance of a maximum of 14,300,000 shares of GACQ Common Stock (subject to adjustment as described in the Proxy Statement) pursuant to the terms of the GP Global SPA, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b) (such proposal, the “Nasdaq Proposal”);FORAGAINSTABSTAIN•Proposal 6 — The Directors Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to elect, effective as of the consummation of the Luminex Business Combination, a total of five directors to serve on the board of directors of the Combined Company (such proposal, the “Directors Proposal”);FORAGAINSTABSTAIN•Proposal 7 — The Incentive Plan Proposal — to consider and vote, assuming the Luminex Business Combination Proposal is approved and adopted, upon a proposal to approve the Ascense Brands Inc. 2022 Omnibus Incentive Plan, a copy of which is attached to the proxy statement as Annex D, in connection with the Business Combinations (the “Equity Incentive Plan,” and such proposal, the “Incentive Plan Proposal”); andFORAGAINSTABSTAIN•Proposal 8— The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve each of the Business Combination Proposals, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal (such proposal, the “Adjournment Proposal”).FORAGAINSTABSTAINSignature Signature Date Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.